UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07428

Voya Mutual Funds

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: October 31

Date of reporting period: November 1, 2016 to April 30, 2017

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report
April 30, 2017
Classes A, B, C, I, O, P*, R, R6 and W
Global and International Funds
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Voya Diversified Emerging Markets Debt Fund

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Voya Diversified International Fund

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Voya Global Bond Fund

■
Voya Global Equity Fund

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Voya Global Perspectives® Fund

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Voya Multi-Manager International Small Cap Fund

■
Voya Russia Fund

*Patent Pending
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This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Navigating Uncertain Times
Dear Shareholder,
Geopolitical dynamics have wobbled and challenged global markets throughout history. During the past six months we have witnessed this with the U.S. and French elections, ongoing talk of Brexit and daily headlines regarding Russian interference in our election. When we add the ongoing global drama surrounding oil and the persistent threats that terrorism presents, it’s clear that investors face an array of international uncertainties.
Helping to counter this, 2017 has started off with notable economic improvements that have led the way for investors. Using the global economy as a guide, and with the expectation of staying on a similar road in the U.S., the U.S. Federal Reserve Board (“Fed”) has raised interest rates three times since December 2016.
Remarkably, the unpredictability of international politics and inconsistent economic advances have not led to spikes of market volatility. Markets seem to be more focused on encouraging improvements in corporate earnings over the last few quarters. Still, the low volatility over the reporting period raises concerns that perhaps investors have settled into a rut of complacency.
As investors seek to manage the risks of a capricious global voyage, we believe a diversified portfolio remains the most reliable map when endeavoring to protect and grow your investments. Before changing course, talk about your circumstances with your financial advisor to determine the best way to steer toward your destination.
Voya seeks to remain a reliable partner committed to reliable investing during your journey, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
May 24, 2017
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Six Months Ended April 30, 2017

Early in our new fiscal year, most of the world’s investment calculus was changed overnight with the unexpected result of the U.S. presidential election. For this and other reasons global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, jumped 12.49% in the six months through April. (The Index returned 12.12% for the six-month period ended April 30, 2017, measured in U.S. dollars.)
Markets were thrown into disarray when on November 8, 2016, the new U.S. President was elected on a platform of massive infrastructure spending, tax reductions, lighter financial regulation, trade protectionism and the repeal of the Affordable Care Act.
Having stumbled for two months the Index danced 2.63% higher in November and 2.78% in December. But the music had changed. The platform was seen as reflationary and inflationary in the U.S. The yield curve, which had been rising and steepening, did so faster than ever, especially when the Federal Open Market Committee (“FOMC”) raised the federal funds rate by 25bp (0.25%) on December 14, 2016, and projected three more in 2017.
The term “reflation trade,” meaning the positioning of a portfolio to take advantage of an expected increase in demand, economic activity, inflation and interest rates, had been part of the market pundit’s lexicon for years. There is no doubt that it received new impetus after the election, given the legislative agenda described above and the fact that the party charged with getting it enacted had a majority in both houses of Congress. Yet even before the election there were already signs in key economic areas of budding reflation, which would continue to grow in 2017.
In the euro zone, unemployment edged down to 9.6%, still high but the lowest since May 2009. Headline inflation reached 2.0% in February. Gross domestic product (“GDP”) grew 1.8% in 2016 over 2015, slightly faster than in the U.S. (1.6%). The European Central Bank confirmed that from April it would “taper” its bond buying from €80 billion per month to €60 billion, which would put upward pressure on bond yields.
China had been a matter of grave concern early in 2016, due to declining growth, policy missteps and ballooning debt. But over the next 12 months, matters stabilized. While too much debt and sharply rising home prices were still problems, GDP growth was targeted at 6.5% year-over-year. Actual growth in the fourth quarter of 2016 was 6.8%. Very much in the reflation theme, after 54 consecutive months of annual declines in producer prices, these turned positive in and after September 2016.
In the U.S., the labor market continued to tighten. The April employment report showed the unemployment rate falling to 4.50% and wages up 2.7% in the last year. The consumer price index rose 2.4% in the year through February, the core component 2.0%. Corporate earnings were improving (see below). It was no surprise when the FOMC added a further 25bp (0.25%) interest rate increase on March 15, 2017, after increasingly hawkish remarks from its officials.
By then, however, doubts about the “reflation trade” were being voiced. Some pointed to a dichotomy between “soft” data like consumer and small business confidence indices, which were strong, and “hard” data like retail sales and non-defense capital goods orders which were tepid by comparison.
On a practical level, the new administration’s legislative agenda would start with the American Health Care Act (“AHCA”) to replace the Affordable Care Act. This involved complex and contentious issues, as would tax reform, deregulation and infrastructure spending. When the AHCA was abandoned on March 24, 2017, with even the majority party unable to agree on its terms, some commentators fretted whether markets had come too far, too fast. But after a brief dip, the Index made new highs and ended April just below its best levels.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) fell 0.67% in the fiscal half-year. The Bloomberg Barclays U.S. Treasury Bond sub-index lost 1.43%, its long-term subsector down 5.19% as the yield curve rose, despite a late partial reversal. Indices of riskier classes generally outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index rose 0.23%, the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 5.30%.
U.S. equities, represented by the S&P 500® index including dividends, surged 13.32% through April. The earnings per share of its constituent companies looked set to achieve 12% growth year-over-year in the first quarter of 2017, the best increase since 2011. The financials sector was the top performer, up 20.35%, arguably with the most to gain from the election result. Energy was the weakest sector, up only 0.13%, as a sharp fall in oil prices outweighed the initial reflation boost given to the sector.
In currencies, the dollar added just 0.76% against the euro, moving in a narrow range throughout the period. The dollar gained 6.32% on the yen, the prospects of accelerating U.S. interest rates reversing an earlier period of yen strength. The dollar lost 5.50% to the pound, driven in part by Prime Minister May’s late announcement of an election, which she should win with a sizeable majority.
In international markets, the MSCI Japan® Index gained 10.14%, sentiment was ever boosted by the weaker yen. The MSCI Europe ex UK® Index leaped 16.11%. A rotation out of U.S. stocks and into the stocks of the MSCI Europe ex UK® Index was a growing theme in the financial press. Corporate earnings were improving and political risks posed by upcoming French elections were thought to be receding. The MSCI UK® Index climbed 5.72%, more than half of which was contributed by financials, especially Lloyds Bank, HSBC and Prudential.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury 20+ Year Bond Index	Measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. The index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 20 years, are rated investment grade and have $250 million or more of outstanding face value.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
FTSE EPRA/NAREIT Developed Index	The Index is designed to track the performance of listed real estate companies and real-estate investment trusts (REITS) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.
J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified	A liquid global benchmark for US-dollar corporate emerging market bonds. The CEMBI DIVERSIFIED limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The CEMBI DIVERSIFIED results in well-distributed, balanced weightings for countries included in the index.
J.P. Morgan Emerging Markets Bond Index Global Diversified	Tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.
J.P. Morgan Government Bond Index — Emerging Markets Global Diversified	A comprehensive, global local Emerging Markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. Weights of those countries in the index with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.
MSCI All Country World IndexSM	A broad-based index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.
MSCI All Country World (ex-US) IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI EAFE® Small Cap Index	An equity index which captures small cap representation across Developed Markets countries around the world, excluding the U.S. and Canada.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

Benchmark Descriptions

Index	Description
MSCI Russia 10/40 Index	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Russian market taking into account the Undertakings for Collective Investment in Transferable Securities (UCITS III) directive which constrains the weight of any single group entity, as defined therein, at 10% of a fund’s total assets and the sum of the weights of all group entities representing more than 5% of the fund at 40% of the fund’s total assets.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russia Trading System Index	A capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia’s most active stocks traded on the RTS. The index is operated by the National Association of Participants in the Securities Markets, a non-profit body.
S&P Developed ex-US SmallCap Index	An float-adjusted index which captures the bottom 15% of companies in the developed markets, based on the cumulative market capitalization of each country, excluding the United States, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float-adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US$50 million.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400 Index	An index that measures the performance of the mid-size company segment of the U.S. market.
S&P SmallCap 600® Index	An index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.
S&P Target Risk Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

Portfolio Managers’ Report	Voya Diversified Emerging Markets Debt Fund

Target Allocations as of April 30, 2017 (as a percentage of net assets)

Hard Currency	35%
Local Currency	30%
Corporates	35%
Portfolio holdings are subject to change daily.
Voya Diversified Emerging Markets Debt Fund* (the “Fund”) seeks total return including capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in: (i) debt instruments of, or derivatives having economic characteristics similar to the debt instruments of, issuers in emerging market countries; or (ii) debt instruments that have principal denominated in emerging market currencies. Though the Fund may make direct investments in fixed-income and floating rate debt instruments of issuers in emerging market countries, it achieves its exposures primarily through investments in other Voya mutual funds (“Underlying Funds”). The Fund is managed by Brian Timberlake, Ph.D., CFA, Jean-Dominique Bütikofer, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-month period ended April 30, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.09% compared to a composite index, which is a blend of 1/3 J.P. Morgan Government Bond Index — Emerging Markets Global Diversified USD Index, 1/3 J.P. Morgan Emerging Markets Bond Index — Global Diversified Index, and 1/3 J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (“Composite Index”) and the J.P. Morgan Emerging Markets Bond Index Global Diversified (“JPM EMBI”), which returned 2.45% and 2.45%, respectively, for the same period.
Portfolio Specifics: The Fund outperformed the Composite Index before the deduction of fees and expenses, but underperformed net of fees and expenses during the reporting period, which began with a strong pullback in fixed income markets before producing steady, positive returns. The pullback in November stemmed from the U.S. Presidential election and what the Trump victory might mean for emerging markets (“EM”). EM sold off in November on concerns the U.S. would move towards a more nationalistic economy and negatively affect global trade. EM markets regained support, however, thanks to increasing stability in developed markets and constructive EM credit dynamics, which resulted in steady inflows to the asset class.
The Fund’s allocation to EM corporates drove outperformance for the period, followed by local currency and hard currency. Among corporate bonds, we maintained underweights to Middle East financials and distressed high yield issuers, which helped results. Throughout the period, the Fund maintained a bias towards EM corporate bonds, EM hard currency sovereign bonds and quasi-sovereigns, whereas it held lower than Index exposure to EM local currency bonds. The Fund’s allocation to local currency bonds gradually increased during the period, but still finished slightly below that of corporate and hard currency bonds.
Throughout the period, we decreased the Fund’s cash position in favor of increasing our allocation to corporate bonds. We selectively increased risk with a bias towards larger, more liquid issues in Latin America and quasi-sovereign energy producers, as well as select financials. These moves positively affected performance. Among hard currency issues we selectively added risk with a bias towards quasi-sovereigns, while actively varying risk positioning to help mitigate “idiosyncratic noise,” i.e., risks of specific securities. We maintained a bias towards Latin America while holding underweight positions in China, Turkey and Peru. Among local currency bonds we maintained a bias towards EM foreign-exchange (“FX”) risk over interest-rate risk. A notable FX position throughout the period included a consistent underweight the Turkish lira given political turmoil in Turkey. FX positioning became neutral to Asian currencies in February having been underweight, and was modestly positive thereafter.
Current Outlook and Strategy: We believe EM continue to benefit from improving financial conditions and better growth in developed markets, as well as growing domestic activity and trade. Significant new issuance as of late, particularly out of the Middle East, has been comfortably absorbed as the asset class continues to see significant inflows. We maintain a favorable stance on broad EM, with a slight bias towards “carry,” or yield differentials among countries, to take advantage of country-specific volatility, while monitoring idiosyncratic risks and political uncertainties in Venezuela, South Africa, Turkey and Brazil.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Voya Diversified International Fund	Portfolio Managers’ Report

Target Allocations as of April 30, 2017 (as a percentage of net assets)

International Equity	93%
Emerging Markets	7%
Portfolio holdings are subject to change daily.
Voya Diversified International Fund* (the “Fund”) seeks long-term growth of capital. The Fund invests in a combination of other Voya mutual funds (“Underlying Funds”) according to target allocations determined by Voya Investment Management Co. LLC (“Voya IM”). The Fund is managed by Paul Zemsky, CFA, Jody Hrazanek and Halvard Kvaale, CIMA, Portfolio Managers of Voya IM — the Sub-Adviser.
Performance: For the six-month period ended April 30, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 10.48% compared to the MSCI All Country World (ex-US) IndexSM (“MSCI ACWI ex-US”) which returned 10.37% for the same period.
Portfolio Specifics: For the reporting period, the strategic asset allocation benchmark (“SAA”) outperformed the MSCI ACWI ex-US due in part to the SAA’s lower weight in emerging markets. But a bigger reason was the SAA’s zero allocation to Canada compared to MSCI ACWI ex-US’s 7%. Canada was much weaker than emerging markets. There were no tactical moves during the period.
Of the asset class categories represented in the Fund, international small cap was the strongest performer, followed by international developed equities and then emerging markets equities. Voya Multi-Manager International Small Cap Fund and Voya Multi-Manager Emerging Markets Equity Fund both outperformed their respective benchmarks during the period. Voya Multi-Manager International Equity Fund and Voya Multi-Manager International Factors Fund underperformed their respective benchmarks.
The Fund is managed to a long-term strategic asset allocation, which differs in some respects from the MSCI ACWI ex-US. At the end of the reporting period, the Fund’s strategic asset allocation consisted of MSCI EAFE 88%, MSCI Emerging Markets 7% and MSCI EAFE Small Cap 5%.
Current Strategy and Outlook: In the United States, we are nearly halfway through first quarter earnings season and the results have been quite good. This earnings strength is also extending beyond the U.S., and we are seeing net positive global earnings revisions for the first time in two years. As we see continued signs of global strength we are maintaining our positions in Europe and emerging market equities. Fund flow data indicate that these two asset classes are starting to get attention from institutional investors; we think the flows resemble covering of underweight positions rather than ebullience.

*
On May 18, 2017, the Board approved a proposal to liquidate the Fund on or about August 11, 2017.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Global Bond Fund

Geographic Diversification as of April 30, 2017 (as a percentage of net assets)

United States	48.8%
Cayman Islands	5.2%
United Kingdom	5.0%
Italy	4.9%
Russia	3.5%
Brazil	3.3%
Spain	2.9%
Mexico	2.3%
Indonesia	1.8%
Argentina	1.8%
Countries between 0.0% – 1.1%^	12.3%
Assets in Excess of Other Liabilities*, **	8.2%
Net Assets	100.0%
* Includes short-term investments.
** Includes purchased options.
^ Includes 38 countries, which each represents 0.0% – 1.1% of net assets.
Portfolio holdings are subject to change daily.
Voya Global Bond Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Mustafa Chowdhury, Ph.D., and Brian Timberlake, Ph.D., CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.*
Performance: For the six-month period ended April 30, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.42% compared to the Bloomberg Barclays Global Aggregate Index (“BBGA Index”), which returned -1.63% for the same period. Class A shares included a total of  $0.14 per share of return of capital for the six-month period ended April 30, 2017.
Portfolio Specifics: For the reporting period, the Fund posted positive returns and outperformed the BBGA Index. During the period, we maintained a bias towards “spread” assets, whose yields typically are gauged by their differences (spreads) compared to similar-maturity U.S. Treasury securities. Specifically, we over-weighted securitized sectors such as non-agency residential mortgage-backed securities and commercial mortgage-backed securities, as well as investment grade and high yield corporate bonds. Our allocations to these asset classes were the main drivers of results as spread sectors broadly rallied during the period. The Fund’s currency positioning also contributed to results. Throughout the period, the most notable theme within foreign-exchange positioning was the Fund’s overweight positioning in the euro versus the U.S. dollar. For the period, the Fund maintained shorter than Index interest-rate exposures in the U.S. and Europe, which added to results as interest rates broadly rose. Emerging markets (“EM”) rates positioning added to results, while EM FX positioning neither helped nor hurt results. The main significant detractor for the period was attributed to the Fund’s interest rate positioning in South Africa.
During the reporting period the Fund used derivatives such as swaptions, foreign exchange forwards and rate options, which contributed to results.
Current Strategy and Outlook: Independent centrist Emmanuel Macron won the French
Top Ten Holdings as of April 30, 2017* (as a percentage of net assets)

Italy Buoni Poliennali Del Tesoro, 4.500%, 03/01/26	4.6%
Spain Government Bond, 1.950%, 04/30/26	2.9%
United Kingdom Gilt, 3.500%, 01/22/45	2.8%
Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	1.8%
United States Treasury Note, 1.875%, 03/31/22	1.5%
Russian Federal Bond - OFZ, 7.750%, 09/16/26	1.4%
Indonesia Treasury Bond, 10.250%, 07/15/22	1.2%
Mexican Bonos, 6.500%, 06/10/21	0.9%
Madison Park Funding Ltd. 2007-6A C, 2.167%, 07/26/21	0.9%
Republic of Poland Government Bond, 3.250%, 07/25/25	0.8%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
presidential election this month, defeating far-right candidate Marine LePen by a significant margin. While Mr. Macron’s win was viewed as the most favorable outcome for France and the European Union, it was broadly expected. Market reaction was muted with the exception of the move in the euro, which broke above the $1.10 barrier versus the U.S. dollar for the first time since November. One of Macron’s main challenges will be to reduce unemployment, which has stubbornly held above 10%. Another key challenge will be to advance his desired strong ties to the European Union without inflaming further populist sentiments. However, with political risks more or less easing and continued strong economic data out of Europe, all eyes will be on Mario Draghi and the European Central Bank as they consider tapering their quantitative easing program. This will lead euro area yields higher, led by German Bunds, and subsequently strengthen the euro.
Meanwhile in the United States, geopolitical headlines and sluggish economic data have pushed Treasury yields lower. This move lower in yields has also been supported by recently benign core inflation readings; a trend that we view as short-lived. Similarly, we expect retail sales data to bounce back from recent softness as indicated by increased retail hours worked.
Given our belief that these recent economic misses were more blips on the radar than significant concerns, we think the U.S Federal Reserve Board (“Fed”) will stay on its tightening track. Market expectations are pricing in a 90% chance of an interest rate hike in June. This would allow the Fed to continue towards its previously stated goal of three hikes for 2017, while leaving an additional meeting to announce plans for possible balance sheet normalization. Therefore, our portfolios maintain a short duration posture to both U.S. and German interest rates, while keeping sector overweights to high yield and select emerging markets.

*
Effective April 3, 2017, Christine Hurtsellers was removed as a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Voya Global Equity Fund	Portfolio Managers’ Report

Geographic Diversification as of April 30, 2017 (as a percentage of net assets)

United States	51.6%
Switzerland	7.1%
Japan	6.8%
France	5.5%
Germany	4.6%
United Kingdom	4.2%
Taiwan	1.8%
Denmark	1.7%
Netherlands	1.6%
China	1.6%
Countries between 0.8% – 1.5%^	9.0%
Assets in Excess of Other Liabilities*	4.5%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 8 countries, which each represents 0.8% – 1.5% of net assets.
Portfolio holdings are subject to change daily.
Voya Global Equity Fund (the “Fund”) seeks long-term capital growth and current income. The Fund is managed by James Ying, CFA, Assistant Portfolio Manager, and Martin Jansen, Christopher F. Corapi, Maya Venkatraman and Vincent Costa, CFA, Portfolio Managers, Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-month period ended April 30, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 11.92% compared to the MSCI ACW IndexSM (“MSCI ACWI”) which returned 11.76% for the same period.
Portfolio Specifics: For the reporting period, the Fund outperformed the MSCI ACWI due to a combination of favorable stock selection and sector allocation. On the sector level, stock selection within the industrials and consumer discretionary sectors had the largest positive impact on performance. While the Fund’s underweight allocation to the industrials sector modestly detracted value, strong stock selection contributed very favorably to returns. By contrast, stock selection within the information technology and energy sectors detracted the most value. The portfolio’s allocation to cash, although within in typical range, also detracted from results.
Among the top individual contributors to performance were Bank of America Corporation, JPMorgan Chase & Co., and General Dynamics Corporation.
Within the financial sector, overweight positions in Bank of America Corporation and JPMorgan Chase & Co. outperformed for the period. Bank stocks surged following President Trump’s victory, reflecting the view that a Trump administration may lead to business-friendly policies, including tax reform and the easing of banking regulations, and resultant investor optimism about a stronger economy and higher interest rates. Banks are viewed as prime beneficiaries of these developments, particularly higher interest rates, and shares of Bank of America Corporation and JPMorgan Chase & Co. rose sharply during the period.
Our overweight position in General Dynamics Corp., an aerospace and defense company, outperformed for the reporting period. The company benefited from a Trump victory, reflecting the views that defense initiatives will be favorable to the company and the new administration will support a multi-year upturn in defense spending.
Among the largest individual detractors from performance were QUALCOMM Incorporated, Schlumberger NV, and The Kroger Co.
Top Ten Holdings as of April 30, 2017* (as a percentage of net assets)

Microsoft Corp.	3.5%
Apple, Inc.	3.3%
Amazon.com, Inc.	2.6%
JPMorgan Chase & Co.	2.4%
Cisco Systems, Inc.	2.2%
Deere & Co.	2.1%
General Dynamics Corp.	2.0%
Nestle S.A.	2.0%
UnitedHealth Group, Inc.	1.9%
Roche Holding AG	1.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Within the information technology sector, an overweight position in QUALCOMM was a key detractor for the period. Shares of the company were negatively impacted by ongoing legal issues, specifically Apple’s lawsuit against QUALCOMM in January alleging it had demanded unfair licensing terms for its technology. Subsequently, Apple’s decision to withhold royalty payments until the lawsuit is resolved resulted in QUALCOMM lowering its third quarter 2017 revenue guidance below consensus estimates, which had included royalties from Apple’s contract manufacturers.
Within the energy sector, shares of Schlumberger NV underperformed for the reporting period due to sluggish international drilling activity driven by lower oil prices. While the outlook for international oilfield activity remains somewhat uncertain, we continue to own the name and believe oil price improvements should benefit the company.
Within the consumer staples sector, an overweight position in The Kroger Co. underperformed for the reporting period. The company faced considerable headwinds in the fourth quarter due to food deflation and heightened price competition from Walmart. We subsequently sold our position in March following the company’s earnings announcement.
Current Strategy and Outlook: We continue to see what we believe are attractive valuations in companies in a variety of sectors and regions. Going forward we believe that high quality, high dividend-paying global equities will continue to be in demand by investors, who are searching for income and for funds with good downside capture such as the Fund seeks to provide.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Global Perspectives® Fund

Target Allocations as of April 30, 2017 (as a percentage of net assets)

U.S. Large Cap Equities	10%
U.S. Mid Cap Equities	10%
U.S. Small Cap Equities	10%
Global Real Estate	10%
International Equities	10%
Emerging Market Equities	10%
U.S. Investment Grade Bonds	10%
U.S. Government Bonds	10%
Global Bonds	10%
U.S. High Yield Bonds	10%
Portfolio holdings are subject to change daily.
Voya Global Perspectives® Fund (the “Fund”) seeks total return. Under normal market conditions, Voya Investment Management Co. LLC (“Voya IM”), the sub-adviser, invests the assets of the Fund in a combination of underlying funds (“Underlying Funds”) that, in turn, invest directly in securities such as stocks and bonds. The Fund is managed by Douglas Coté, CFA, and Karyn Cavanaugh, CFA, Portfolio Managers, of Voya IM — the Sub-Adviser.
Approximately 60% of the Fund’s net assets are allocated to Underlying Funds that predominantly invest in equity securities and approximately 40% of the Fund’s net assets are allocated to Underlying Funds that predominantly invest in debt instruments. These approximate weights are referred to as “target allocations.” Depending upon the Fund’s rules-based investment strategy, the equity target allocation may drop to approximately 30% and the debt target allocation may rise to approximately 70% — such weightings are called “defensive allocations.” No adjustments to the target allocations or defensive allocations will be made between quarterly allocation dates.
Performance: For the six-month period ended April 30, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.07% compared to the 7.34% return of the S&P Target Risk Growth Index and the 6.92% return of the Fund’s composite index (“Composite Index”).(1)
Portfolio Specifics: Our tactical signal, based on fundamentals, continues to indicate a positive outlook and our allocation is positioned accordingly.
The return of the Fund was positive but it underperformed the S&P Target Risk Growth Index (the “Index”). In the first two months of the period the defensive allocations applied. As a result, the Fund’s allocation to equities was lower and its allocation to fixed income securities was higher than the respective allocations in the Index. Since equities outperformed fixed income by a wide margin, this was the main reason for the Fund’s underperformance against the Index.
Within equities the Fund again underperformed the Index, partly because of the Fund’s larger allocation to lagging international and global stocks. In addition, Voya Corporate Leaders® 100 Fund trailed the Index’s domestic large cap equities. However, the shortfall in equities was more than offset within fixed income securities, where the Fund benefited from a higher allocation to high yield bonds, the top performing fixed income asset class. The Fund’s exposures in global bonds, investment grade bonds and U.S. government bonds also tended to outperform the corresponding exposures in the Index.
Current Outlook and Strategy: In our opinion, markets care more about economics than politics, and good news abounds as fundamentals are accelerating in the U.S. and internationally. Yet there is a distinct lack of euphoria in the markets, and we believe the biggest risk for investors is missing the next leg of this rally. The new path forward is not without risks. Political uncertainty and the imminent end of unconventional monetary policy will also increase volatility. Investors should remain vigilant and maintain a disciplined and diversified approach to investing.

(1)
The Global Perspectives Fund Composite Index is composed of several indices that we believe provide an internal reference benchmark against which the actual performance of the Fund’s portfolio can be compared. As of April 30, 2017, the index allocation was approximately: 10% of the S&P 500® Index, 10% of the S&P MidCap 400 Index, 10% of the S&P SmallCap 600® Index, 10% of the FTSE EPRA/NAREIT Developed Index, 10% of the MSCI EAFE® Index, 10% of the MSCI Emerging Markets Index, 10% of the Bloomberg Barclays U.S. Corporate Investment Grade Bond Index, 10% of the Bloomberg Barclays U.S. Treasury 20+ Year Index, 10% of the Bloomberg Barclays Global Aggregate Index, and 10% of the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Voya Multi-Manager International Small Cap Fund	Portfolio Managers’ Report

Geographic Diversification as of April 30, 2017 (as a percentage of net assets)

Japan	23.3%
United Kingdom	13.4%
Canada	7.4%
France	7.2%
Germany	6.5%
Italy	5.9%
Switzerland	4.9%
Australia	3.9%
South Korea	2.9%
Netherlands	2.2%
Countries between 0.0% – 2.2%^	20.1%
Assets in Excess of Other Liabilities*	2.3%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 33 countries, which each represents 0.0% – 2.2% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager International Small Cap Fund (“International Small Cap” or the “Fund”) seeks maximum long-term capital appreciation. The Fund’s assets are managed by three sub-advisers — Acadian Asset Management LLC (“Acadian”), Victory Capital Management Inc. (“Victory Capital”), and Wellington Management Company LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: John R. Chisholm, CFA, Executive Vice President and Chief Investment Officer, Brian K. Wolahan, CFA, Senior Vice President and Senior Portfolio Manager, and Brendan O. Bradley, Ph.D., Senior Vice President and Director of Portfolio Management, all Portfolio Managers of the Sleeve that is managed by Acadian; Daniel B. LeVan, CFA, Lead Portfolio Manager and Chief Investment Officer, and John W. Evers, CFA, Senior Portfolio Manager, of the Sleeve that is managed by Victory Capital; and Simon H. Thomas, Senior Managing Director and Equity Portfolio Manager, and Daniel Maguire, CFA, Senior Managing Director and Equity Portfolio Manager, of the Sleeve that is managed by Wellington.
Performance: For the six-month period ended April 30, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 14.06% compared to the S&P Developed ex-U.S. Small Cap Index and the MSCI EAFE® SmallCap Index, which returned 11.52% and 12.57%, respectively, for the same period.
Portfolio Specifics: Acadian Sleeve — The Sleeve outperformed the S&P Developed ex-U.S. Small Cap Index by approximately 339 basis points (3.39%) for the six-month period ended April 30, 2017. With regard to stock selection, Japan and Norway were the key sources of positive active return, respectively driven by industrial
Top Ten Holdings as of April 30, 2017* (as a percentage of net assets)

Yuasa Trading Co., Ltd.	0.9%
Thanachart Capital PCL	0.9%
UbiSoft Entertainment	0.8%
Draegerwerk AG & Co. KGaA	0.8%
Subsea 7 SA	0.7%
Tecan Group AG	0.7%
Sanwa Holdings Corp.	0.5%
Dart Group PLC	0.5%
Infrastrutture Wireless Italiane SpA	0.5%
Patrizia Immobilien AG	0.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
machinery distributor Yuasa Trading and offshore engineering firm Subsea 7. Stock selection was less successful in Switzerland, led by a holding in chemicals maker Lonza Group. With respect to country allocations, key sources of positive return included underweight positions in Australia and Korea. These were more than offset, however, by value lost from an overweight position in Canada and an underweight position in the UK Sector allocations yielded negative results, largely due to an overweight position in energy.
Victory Capital Sleeve — The Sleeve outperformed the S&P Developed ex-U.S. Small Cap Index by approximately 26 basis points (0.26%) for the six-month period ended April 30, 2017. International small cap equity markets rose during the period as rising manufacturing purchasing managers indices, increased growth forecasts and strong consumer confidence boosted investor sentiment. Overall security selection was positive and accounted for most of the Sleeve’s relative outperformance. Notable outperformance was generated in the health care and information technology sectors and was primarily driven by strong earnings results. French pharmaceutical company, Ipsen, advanced after management reported better than expected earnings and raised 2017 guidance. Sales for pancreatic cancer drug Onyvide are expected to be strong following its recent approval. Within information technology, Tongda, the Hong Kong listed maker of handset casings, rose as the company benefits from an ongoing shift from plastic to higher priced metal casing. Tongda is also showing growth in new product areas in an effort to diversify the business.
On the downside, the majority of the Fund’s underperformance was centered in the energy sector and was negatively impacted by a position in Painted Pony Petroleum. The Canadian natural gas producer sold off on concerns over weak commodity prices. Management also announced an equity issuance to finance a proposed acquisition in the company’s core operating area, which was negatively received by the market. Another weak Canadian holding was Semafo, which was the biggest performance detractor during the period. The Canadian gold producer declined after reporting production numbers that fell short of expectations and also reduced its full year guidance for gold production.

Portfolio Managers’ Report	Voya Multi-Manager International Small Cap Fund

Wellington Sleeve — The Sleeve outperformed the MSCI EAFE® SmallCap Index by approximately 257 basis points (2.57%) for the six-month period ended April 30, 2017. Security selection was the primary driver of relative outperformance during the period.
Security selection within the consumer discretionary, information technology, and industrials sectors contributed most to relative performance. Positive results were mildly offset by negative selection effects within the real estate, materials, and financials sectors. Sector allocation, a fall out of the bottom-up stock selection process, also contributed to relative performance, particularly due to the Sleeve’s underweight allocations to the poorly-performing real estate and consumer staples sectors. The Sleeve’s underweight to the information technology sector and overweight to the consumer discretionary sector partially offset positive allocation effects during the period.
From a regional perspective, positive security selection in Developed Europe and the UK contributed to relative outperformance. Results were partially offset by negative security selection effects within Japan and the Asia Pacific region.
Top contributors to relative performance during the period included Globalwafers, a Taiwan-based manufacturer of semiconductor wafers and ingots, ams AG, a Switzerland-based semiconductor manufacturer, and Moncler, an Italy-based clothing and accessories manufacturer. The top detractors from relative performance during the period were all Japan-based; credit-guarantee business Zenkoku Hosho, real estate company Takara Leben, and facilities engineering services company Kyudenko.
Current Strategy and Outlook: Acadian Sleeve — Our approach emphasizes finding companies that we believe are attractively priced, have an improving outlook for earnings growth, strong operating and asset quality characteristics, and good momentum. We use a quantitative framework to trade off these characteristics and determine which companies are currently the best investments. We mostly emphasize stock selection, but also consider macroeconomic drivers and assess which regions and industries are most attractive. We currently are overweighting Canada and Norway. We also maintain opportunistic exposures to several emerging markets, including South Africa and Thailand. We are underweighting the UK and Australia. At the sector level, we are emphasizing information technology and are underweight consumer discretionary.
Victory Capital Sleeve — We believe manufacturing purchasing manager index growth in the Eurozone, China, Japan, and the U.S. continues to suggest improving global demand across the world’s largest economies. Japan’s business and consumer confidence have reached three year highs, supported by a weaker yen, strong corporate profits and improving global growth. Within Europe, a sharp slowdown in the UK’s growth has not materialized as widely feared immediately after the Brexit announcement. We continue to maintain a balanced approach within the UK, focusing on key Brexit risks including pound sterling exposure, consumer confidence, and business activity. We will remain focused on stock selection while adhering to our strict country and sector risk controls.
Wellington Sleeve — Our investment process continues to prioritize intensive fundamental bottom-up research to select what we believe to be high quality stocks with strong balance sheets and good business models that are attractively valued relative to their global industry. Furthermore, we buy companies whose results we think will exceed consensus expectations over the next two to three years. We believe a disciplined approach to valuation and a quality orientation can offer the potential for better downside mitigation and overall performance over time.
The Sleeve ended the period with overweight exposure to the consumer discretionary, health care, and industrials sectors. The Sleeve was most underweight the real estate, consumer staples, and financials sectors at the end of the period. Regionally, the Sleeve ended the period with an allocation to Emerging Markets, an overweight allocation to Japan, and an underweight allocation to Asia Pacific ex Japan and Developed Middle East.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Voya Russia Fund	Portfolio Managers’ Report

Sector Diversification as of April 30, 2017 (as a percentage of net assets)

Energy	39.3%
Financials	22.2%
Materials	9.8%
Consumer Staples	9.2%
Telecommunication Services	5.7%
Information Technology	5.1%
Utilities	4.8%
Industrials	2.3%
Real Estate	1.1%
Assets in Excess of Other Liabilities*	0.5%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russia Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Renat Nadyukov and Ivo Luiten, CFA, Portfolio Managers, of NNIP Advisors B.V. (“NNIP Advisors”) — the Sub-Adviser.*
Performance: For the six-month period ended April 30, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 13.60% compared to the Russia Trading System (“RTS”) Index and the MSCI Russia 10/40 Index, which returned 12.23% and 13.05%, respectively, for the same period.
Portfolio Specifics: During the reporting period, the historical oil output cut agreement between the Organization of the Petroleum Exporting Countries (“OPEC”) and non-OPEC counties strongly supported oil prices and the ruble during the reporting period. The Central Bank of Russia started the long-awaited monetary easing cycle once the annual rate of inflation came close to its official target. The prospects of an imminent improvement in the relationships between Russia and the U.S. following Trump’s victory provided another round of support for Russian equities. While the Russian equities market was going higher on an oil production cut and Trump’s victory euphoria, the underlying economic indicators demonstrated a less positive trend. Private consumption which used to be the main engine of economic growth did not show signs of meaningful recovery. The growth in fixed asset investment was not strong enough to compensate for the lack of consumer spending.
For the reporting period, the Fund outperformed both the RTS and the MSCI Russia 10/40 Index. Fund results were driven by stock selection, particularly by contribution from stock selection in the consumer staples and financials sectors which contributed the most to performance. By contrast, the Fund’s stock selection in the utilities sector detracted the most from performance. The Fund’s overweight allocation to the industrials and information technology sectors contributed the most to results, while the Fund’s allocation to the consumer staples and utilities sectors detracted the most from performance. The Fund maintained an allocation to cash, which detracted from results during the reporting period.
The Fund continued to invest in companies that we believed were well-positioned to benefit from stable demand for Russian exports and with good standards of corporate governance. We held a preference for a selected few domestic consumption-driven companies that we believed to be better positioned to benefit from future economic recovery.
Top Ten Holdings as of April 30, 2017 (as a percentage of net assets)

Sberbank PAO ADR	11.1%
Lukoil PJSC ADR	9.9%
Novatek PJSC GDR	7.1%
Alrosa AO	5.0%
RusHydro JSC	4.8%
Tatneft PJSC ADR	4.5%
Moscow Exchange MICEX-RTS PJ	4.3%
Magnit OJSC	4.1%
X5 Retail Group N.V. GDR	3.1%
Gazprom PJSC	3.1%
Portfolio holdings are subject to change daily.
Current Outlook and Strategy: General outlook for Russian equities is dominated by commodity prices, interest rates policy and geopolitical risks. Stable energy prices and a stronger ruble are clearly positive for Russian equities. Oil price remains the single most important indicator of the future performance of Russian equities. Nevertheless, since 2014 oil’s influence on the Russian economy has weakened. In the absence of oil price shocks and aggressive interest rate cuts, we see no reasons for ruble weakness. We believe Russia’s high real interest rates would, most likely, keep providing a floor under the Russian ruble even in the event of oil price volatility.
While generally supportive for capital inflows, high interest rates are stopping Russian companies from investing: investments in fixed assets as a part of Russian GDP showed a negative trend in 2016. In the absence of a higher contribution to GDP from fixed-asset investments, weak domestic consumption holds back economic growth. The previous driver of economic growth, the Russian consumer, is saving more and spending less. The economic recovery remains fragile without a further boost from consumer spending.
We see neither structural changes nor economic reforms in Russia until the presidential elections in 2018. We believe only a selected few companies could be privatized until the elections without delivering any meaningful contribution to the state finances from privatization proceeds.

*
Effective February 1, 2017, Nathan Griffiths was removed as a portfolio manager of the Fund and Ivo Luiten was added as a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from November 1, 2016 to April 30, 2017. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2017*	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2017*
Voya Diversified Emerging Markets Debt Fund**
Class A	$1,000.00	$1,020.90	1.14%	$5.71	$1,000.00	$1,019.14	1.14%	$5.71
Class C	1,000.00	1,016.70	1.89	9.45	1,000.00	1,015.42	1.89	9.44
Class I	1,000.00	1,021.30	0.84	4.21	1,000.00	1,020.63	0.84	4.21
Class W	1,000.00	1,021.60	0.89	4.46	1,000.00	1,020.38	0.89	4.46
Voya Diversified International Fund**
Class A	$1,000.00	$1,104.80	0.47%	$2.45	$1,000.00	$1,022.46	0.47%	$2.36
Class B	1,000.00	1,100.80	1.22	6.35	1,000.00	1,018.74	1.22	6.11
Class C	1,000.00	1,100.50	1.22	6.35	1,000.00	1,018.74	1.22	6.11
Class I	1,000.00	1,106.00	0.22	1.15	1,000.00	1,023.70	0.22	1.10
Class O	1,000.00	1,103.70	0.47	2.45	1,000.00	1,022.46	0.47	2.36
Class R	1,000.00	1,104.40	0.72	3.76	1,000.00	1,021.22	0.72	3.61
Class W	1,000.00	1,105.20	0.22	1.15	1,000.00	1,023.70	0.22	1.10

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2017*	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2017*
Voya Global Bond Fund
Class A	$1,000.00	$1,014.20	0.90%	$4.49	$1,000.00	$1,020.33	0.90%	$4.51
Class B	1,000.00	1,009.80	1.65	8.22	1,000.00	1,016.61	1.65	8.25
Class C	1,000.00	1,010.80	1.65	8.23	1,000.00	1,016.61	1.65	8.25
Class I	1,000.00	1,015.80	0.65	3.25	1,000.00	1,021.57	0.65	3.26
Class O	1,000.00	1,014.40	0.90	4.50	1,000.00	1,020.33	0.90	4.51
Class P	1,000.00	1,017.70	0.14	0.70	1,000.00	1,024.10	0.14	0.70
Class R	1,000.00	1,012.70	1.15	5.74	1,000.00	1,019.09	1.15	5.76
Class R6	1,000.00	1,014.90	0.62	3.10	1,000.00	1,021.72	0.62	3.11
Class W	1,000.00	1,015.90	0.65	3.25	1,000.00	1,021.57	0.65	3.26
Voya Global Equity Fund
Class A	$1,000.00	$1,119.20	1.35%	$7.09	$1,000.00	$1,018.10	1.35%	$6.76
Class B	1,000.00	1,115.50	2.10	11.02	1,000.00	1,014.38	2.10	10.49
Class C	1,000.00	1,115.30	2.10	11.01	1,000.00	1,014.38	2.10	10.49
Class I	1,000.00	1,121.00	1.10	5.78	1,000.00	1,019.34	1.10	5.51
Class W	1,000.00	1,120.80	1.10	5.78	1,000.00	1,019.34	1.10	5.51
Voya Global Perspectives® Fund**
Class A	$1,000.00	$1,060.70	0.52%	$2.66	$1,000.00	$1,022.22	0.52%	$2.61
Class C	1,000.00	1,056.10	1.27	6.47	1,000.00	1,018.50	1.27	6.36
Class I	1,000.00	1,060.80	0.27	1.38	1,000.00	1,023.46	0.27	1.35
Class R	1,000.00	1,058.60	0.77	3.93	1,000.00	1,020.98	0.77	3.86
Class W	1,000.00	1,061.30	0.27	1.38	1,000.00	1,023.46	0.27	1.35
Voya Multi-Manager International Small Cap Fund
Class A	$1,000.00	$1,140.60	1.64%	$8.70	$1,000.00	$1,016.66	1.64%	$8.20
Class B	1,000.00	1,136.90	2.29	12.13	1,000.00	1,013.44	2.29	11.43
Class C	1,000.00	1,136.80	2.29	12.13	1,000.00	1,013.44	2.29	11.43
Class I	1,000.00	1,143.10	1.22	6.48	1,000.00	1,018.74	1.22	6.11
Class O	1,000.00	1,141.10	1.54	8.18	1,000.00	1,017.16	1.54	7.70
Class W	1,000.00	1,142.50	1.29	6.85	1,000.00	1,018.40	1.29	6.46
Voya Russia Fund
Class A	$1,000.00	$1,136.00	2.00%	$10.59	$1,000.00	$1,014.88	2.00%	$9.99
Class I	1,000.00	1,137.00	1.70	9.01	1,000.00	1,016.36	1.70	8.50
Class W	1,000.00	1,137.30	1.75	9.27	1,000.00	1,016.12	1.75	8.75

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

**
The annualized expense ratios do not include expenses of underlying funds.

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2017 (Unaudited)

	Voya Diversified Emerging Markets Debt Fund	Voya Diversified International Fund	Voya Global Bond Fund	Voya Global Equity Fund
ASSETS:
Investments in securities at fair value+*	$—	$—	$238,707,273	$264,351,906
Investments in affiliated underlying funds at fair value**	19,052,752	36,303,808	—	—
Investments in unaffiliated underlying funds at fair value***	—	7,189,814	—	—
Short-term investments at fair value****	222,000	—	98,373,302	11,756,000
Total investments at fair value	$19,274,752	$43,493,622	$337,080,575	$276,107,906
Cash	260	29,889	2,852,126	118,948
Cash collateral for futures	—	—	1,330,408	430,390
Cash pledged for centrally cleared swaps (Note 2)	130,000	—	5,492,000	—
Cash pledged as collateral for OTC derivatives (Note 2)	—	—	4,141,000	—
Foreign currencies at value*****	—	—	—	1,168,988
Receivables:
Investment securities sold	—	—	69,038,696	—
Investments in affiliated underlying funds sold	—	66,421	—	—
Fund shares sold	37,899	15,184	720,987	75,521
Dividends	73,629	—	4,570	410,591
Interest	—	—	3,098,213	—
Foreign tax reclaims	—	—	—	224,126
Unrealized appreciation on forward foreign currency contracts	7	—	4,874,174	—
Variation margin receivable on centrally cleared swaps	—	—	163,717	—
Prepaid expenses	31,776	47,182	62,826	39,883
Reimbursement due from manager	19,415	18,121	17,604	77,218
Other assets	—	5,754	12,922	60,358
Total assets	19,567,738	43,676,173	428,889,818	278,713,929
LIABILITIES:
Income distribution payable	—	—	310,090	—
Payable for investments in affiliated underlying funds purchased	73,533	—	—	—
Payable for investment securities purchased	—	—	5,557,603	—
Payable for fund shares redeemed	—	91,123	130,751,494	1,140,896
Payable for foreign cash collateral for future******	—	—	201,177	—
Payable upon receipt of securities loaned	—	—	2,642,184	—
Unrealized depreciation on forward foreign currency contracts	22	—	3,354,794	—
Cash received as collateral for OTC derivatives (Note 2)	—	—	8,460,000	—
Payable for investment management fees	12,588	5,251	155,667	214,762
Payable for distribution and shareholder service fees	29	15,096	25,843	93,765
Payable to custodian due to foreign currency overdraft*******	—	—	9,388,407	—
Payable to trustees under the deferred compensation plan (Note 7)	—	5,754	12,922	60,358
Payable for trustee fees	90	218	1,975	1,381
Payable for borrowings against line of credit	—	—	4,978,000	—
Other accrued expenses and liabilities	3,339	77,486	162,410	243,107
Written options, at fair value^	—	—	10,735,289	—
Total liabilities	89,601	194,928	176,737,855	1,754,269
NET ASSETS	$19,478,137	$43,481,245	$252,151,963	$276,959,660
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$19,044,242	$165,035,203	$251,093,063	$429,436,314
Undistributed net investment income	135,890	436,392	4,493,778	1,050,675
Accumulated net realized loss	(95,977)	(128,151,427)	(8,000,554)	(195,709,245)
Net unrealized appreciation	393,982	6,161,077	4,565,676	42,181,916
NET ASSETS	$19,478,137	$43,481,245	$252,151,963	$276,959,660
+ Including securities loaned at value	$—	$—	$2,574,307	$—
* Cost of investments in securities	$—	$—	$240,251,448	$222,579,719
** Cost of investments in affiliated underlying funds	$18,658,755	$30,406,835	$—	$—
*** Cost of investments in unaffiliated underlying funds	$—	$6,925,710	$—	$—
**** Cost of short-term investments	$222,000	$—	$98,375,811	$11,756,000
***** Cost of foreign currencies	$—	$—	$—	$1,147,843
****** Cost of foreign currency overdraft	$—	$—	$9,720,141	$—
******* Cost of payable for foreign cash collateral for futures	$—	$—	$201,177	$—
^ Premiums received on written options	$—	$—	$14,765,530	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2017 (Unaudited) (continued)

	Voya Diversified Emerging Markets Debt Fund	Voya Diversified International Fund	Voya Global Bond Fund	Voya Global Equity Fund
Class A
Net assets	$47,689	$22,050,120	$37,327,949	$167,488,287
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	5,037	2,113,076	3,820,079	5,189,681
Net asset value and redemption price per share†	$9.47	$10.44	$9.77	$32.27
Maximum offering price per share (5.75%)(1)	$9.71(2)	$11.08	$10.02(2)	$34.24
Class B
Net assets	n/a	$211,473	$45,545	$820,118
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$—	$—	$—
Shares outstanding	n/a	20,392	4,708	23,212
Net asset value and redemption price per share†	n/a	$10.37	$9.67	$35.33
Class C
Net assets	$22,384	$11,721,310	$18,351,358	$72,112,930
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	2,402	1,139,455	1,888,942	2,400,972
Net asset value and redemption price per share†	$9.32	$10.29	$9.72	$30.03
Class I
Net assets	$19,387,752	$3,576,372	$45,625,188	$32,582,946
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	2,044,127	342,843	4,690,745	1,000,343
Net asset value and redemption price per share	$9.48	$10.43	$9.73	$32.57
Class O
Net assets	n/a	$4,197,441	$2,275,905	n/a
Shares authorized	n/a	unlimited	unlimited	n/a
Par value	n/a	$—	$—	n/a
Shares outstanding	n/a	406,571	238,165	n/a
Net asset value and redemption price per share	n/a	$10.32	$9.56	n/a
Class P
Net assets	n/a	n/a	$103,709	n/a
Shares authorized	n/a	n/a	unlimited	n/a
Par value	n/a	n/a	$—	n/a
Shares outstanding	n/a	n/a	10,587	n/a
Net asset value and redemption price per share	n/a	n/a	$9.80	n/a
Class R
Net assets	n/a	$170,934	$6,024,249	n/a
Shares authorized	n/a	unlimited	unlimited	n/a
Par value	n/a	$—	$—	n/a
Shares outstanding	n/a	16,668	618,064	n/a
Net asset value and redemption price per share	n/a	$10.26	$9.75	n/a
Class R6
Net assets	n/a	n/a	$81,508,726	n/a
Shares authorized	n/a	n/a	unlimited	n/a
Par value	n/a	n/a	$—	n/a
Shares outstanding	n/a	n/a	8,351,300	n/a
Net asset value and redemption price per share	n/a	n/a	$9.76	n/a
Class W
Net assets	$20,312	$1,553,595	$60,889,334	$3,955,379
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	2,144	149,317	6,378,044	121,555
Net asset value and redemption price per share	$9.47	$10.40	$9.55	$32.54

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

(2)
Maximum offering price is 2.50% and is computed at 100/97.50 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2017 (Unaudited)

	Voya Global Perspectives® Fund	Voya Multi-Manager International Small Cap Fund	Voya Russia Fund
ASSETS:
Investments in securities at fair value+*	$—	$198,784,233	$85,517,218
Investments in affiliated underlying funds at fair value**	40,920,635	—	—
Short-term investments at fair value***	—	4,956,072	23,035
Total investments at fair value	$40,920,635	$203,740,305	$85,540,253
Foreign currencies at value****	—	297,986	443
Receivables:
Investment securities sold	—	12,920,495	713,461
Investments in affiliated underlying funds sold	37,545	—	—
Fund shares sold	251	6,519,094	2,263
Dividends	53,179	956,588	53,609
Interest	—	3,704	—
Foreign tax reclaims	—	146,041	—
Unrealized appreciation on forward foreign currency contracts	—	651	—
Prepaid expenses	41,105	39,405	23,151
Reimbursement due from manager	9,134	25,279	4,836
Other assets	506	13,354	10,733
Total assets	41,062,355	224,662,902	86,348,749
LIABILITIES:
Payable for investment securities purchased	—	11,740,293	—
Payable for investments in affiliated underlying funds purchased	53,176	—	—
Payable for fund shares redeemed	37,796	6,687,723	24,672
Payable upon receipt of securities loaned	—	2,941,444	—
Unrealized depreciation on forward foreign currency contracts	—	6,154	—
Payable for investment management fees	6,634	178,100	94,984
Payable for distribution and shareholder service fees	15,168	28,467	16,514
Payable to trustees under the deferred compensation plan (Note 7)	506	13,354	10,733
Payable for trustee fees	200	1,081	436
Other accrued expenses and liabilities	17,486	231,232	194,133
Total liabilities	130,966	21,827,848	341,472
NET ASSETS	$40,931,389	$202,835,054	$86,007,277
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$39,389,835	$372,360,143	$154,278,428
Undistributed (distributions in excess of) net investment income or accumulated net investment loss	16,869	(3,048)	(1,371,441)
Accumulated net realized loss	(670,171)	(190,943,503)	(90,630,855)
Net unrealized appreciation	2,194,856	21,421,462	23,731,145
NET ASSETS	$40,931,389	$202,835,054	$86,007,277
+ Including securities loaned at value	$—	$2,724,966	$—
* Cost of investments in securities	$—	$177,359,172	$61,785,962
** Cost of investments in affiliated underlying funds	$38,725,779	$—	$—
*** Cost of short-term investments	$—	$4,956,072	$23,035
**** Cost of foreign currencies	$—	$297,052	$554
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2017 (Unaudited) (continued)

	Voya Global Perspectives® Fund	Voya Multi-Manager International Small Cap Fund	Voya Russia Fund
Class A
Net assets	$7,561,259	$59,789,154	$80,810,772
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	678,892	1,086,383	2,969,011
Net asset value and redemption price per share†	$11.14	$55.04	$27.22
Maximum offering price per share (5.75%)(1)	$11.82	$58.40	$28.88
Class B
Net assets	n/a	$59,690	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$—	n/a
Shares outstanding	n/a	1,019	n/a
Net asset value and redemption price per share	n/a	$58.56	n/a
Class C
Net assets	$5,645,043	$13,838,570	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$—	$—	n/a
Shares outstanding	512,636	270,868	n/a
Net asset value and redemption price per share	$11.01	$51.09	n/a
Class I
Net assets	$1,114,733	$72,185,149	$4,357,417
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	99,881	1,314,728	159,335
Net asset value and redemption price per share	$11.16	$54.91	$27.35
Class O
Net assets	n/a	$2,681,774	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$—	n/a
Shares outstanding	n/a	49,332	n/a
Net asset value and redemption price per share	n/a	$54.36	n/a
Class R
Net assets	$22,573,261	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$—	n/a	n/a
Shares outstanding	2,033,498	n/a	n/a
Net asset value and redemption price per share	$11.10	n/a	n/a
Class W
Net assets	$4,037,093	$54,280,717	$839,088
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	361,310	821,547	30,859
Net asset value and redemption price per share	$11.17	$66.07	$27.19

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

Statements of Operations for the six months ended April 30, 2017 (Unaudited)

	Voya Diversified Emerging Markets Debt Fund	Voya Diversified International Fund	Voya Global Bond Fund	Voya Global Equity Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$—	$—	$20,525	$3,655,470
Interest, net of foreign taxes withheld*	—	—	6,895,080	398
Dividends from affiliated underlying funds	286,685	569,236	—	—
Dividends from unaffiliated underlying funds	432	83,644	—	—
Securities lending income, net	—	—	8,339	26
Total investment income	287,117	652,880	6,923,944	3,655,894
EXPENSES:
Investment management fees	71,687	32,845	979,214	1,300,936
Distribution and shareholder service fees:
Class A	68	27,303	49,343	208,395
Class B	—	1,116	224	4,161
Class C	95	58,490	98,294	359,427
Class O	—	5,045	2,769	—
Class R	—	403	14,388	—
Transfer agent fees:
Class A	12	28,121	27,201	263,958
Class B	—	288	29	1,337
Class C	36	15,060	13,549	114,033
Class I	4,437	2,211	20,718	22,818
Class O	—	5,194	1,527	—
Class P	—	—	15	—
Class R	—	208	3,965	—
Class R6	—	—	318	—
Class W	31	1,516	48,298	4,957
Shareholder reporting expense	181	8,507	21,720	34,350
Registration fees	37,812	40,128	49,099	30,784
Professional fees	6,568	8,909	42,535	32,904
Custody and accounting expense	3,982	7,420	70,590	46,083
Trustee fees	271	653	5,924	4,142
Miscellaneous expense	6,036	6,120	22,975	32,798
Interest expense	50	64	2,289	95
Total expenses	131,266	249,601	1,474,984	2,461,178
Waived and reimbursed fees	(55,761)	(109,626)	(82,209)	(381,806)
Net expenses	75,505	139,975	1,392,775	2,079,372
Net investment income	211,612	512,905	5,531,169	1,576,522
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	—	—	18,077,888	847,855
Sale of affiliated underlying funds	—	273,206	—	—
Sale of unaffiliated underlying funds	—	(137,026)	—	—
Foreign currency related transactions	(2,778)	—	(11,753,300)	213,020
Futures	—	—	623,066	163,593
Swaps	106	—	(11,133,550)	—
Written options	—	—	(3,543,016)	—
Net realized gain (loss)	(2,672)	136,180	(7,728,912)	1,224,468
Net change in unrealized appreciation (depreciation) on:
Investments	—	—	(7,375,700)	27,484,451
Affiliated underlying funds	219,204	2,707,074	—	—
Unaffiliated underlying funds	—	867,885	—	—
Foreign currency related transactions	583	—	6,460,616	33,988
Futures	—	—	509,747	640,095
Swaps	—	—	4,006,292	—
Written options	—	—	2,965,050	—
Net change in unrealized appreciation (depreciation)	219,787	3,574,959	6,566,005	28,158,534
Net realized and unrealized gain (loss)	217,115	3,711,139	(1,162,907)	29,383,002
Increase in net assets resulting from operations	$428,727	$4,224,044	$4,368,262	$30,959,524
* Foreign taxes withheld	$—	$—	$10,198	$264,422
See Accompanying Notes to Financial Statements

Statements of Operations for the six months ended April 30, 2017 (Unaudited)

	Voya Global Perspectives® Fund	Voya Multi-Manager International Small Cap Fund	Voya Russia Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$—	$2,051,253	$530,284
Interest, net of foreign taxes withheld*	—	3,713	—
Dividends from affiliated underlying funds	587,367	—	—
Securities lending income, net	—	75,325	653
Total investment income	587,367	2,130,291	530,937
EXPENSES:
Investment management fees	39,693	1,179,320	584,487
Distribution and shareholder service fees:
Class A	9,834	100,434	101,856
Class B	—	313	—
Class C	27,101	70,870	—
Class O	—	3,074	—
Class R	53,995	—	—
Transfer agent fees:
Class A	1,943	29,035	107,907
Class B	—	31	—
Class C	1,339	7,164	—
Class I	282	13,778	3,636
Class O	—	1,248	—
Class R	5,339	—	—
Class W	954	25,961	545
Shareholder reporting expense	2,172	12,670	7,240
Registration fees	33,348	36,916	23,506
Professional fees	9,624	37,098	12,725
Custody and accounting expense	1,629	204,168	36,634
Trustee fees	600	3,243	1,310
Miscellaneous expense	5,911	12,267	3,641
Interest expense	—	328	—
Total expenses	193,764	1,737,918	883,487
Waived and reimbursed fees	(48,913)	(209,816)	(24,354)
Brokerage commission recapture	—	(49)	—
Net expenses	144,851	1,528,053	859,133
Net investment income (loss)	442,516	602,238	(328,196)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	—	12,598,128	2,656,717
Sale of affiliated underlying funds	(177,027)	—	—
Capital gain distributions from affiliated underlying funds	237,660	—	—
Foreign currency related transactions	—	98,908	6,117
Net realized gain	60,633	12,697,036	2,662,834
Net change in unrealized appreciation (depreciation) on:
Investments	—	14,576,994	8,412,836
Affiliated underlying funds	1,796,642	—	—
Foreign currency related transactions	—	28,892	194
Net change in unrealized appreciation (depreciation)	1,796,642	14,605,886	8,413,030
Net realized and unrealized gain	1,857,275	27,302,922	11,075,864
Increase in net assets resulting from operations	$2,299,791	$27,905,160	$10,747,668
* Foreign taxes withheld	$—	$206,656	$84,039
See Accompanying Notes to Financial Statements

Statements of Changes in Net Assets (Unaudited)

	Voya Diversified Emerging Markets Debt Fund		Voya Diversified International Fund
	Six Months Ended April 30, 2017	Year Ended October 31, 2016	Six Months Ended April 30, 2017	Year Ended October 31, 2016
FROM OPERATIONS:
Net investment income	$211,612	$227,646	$512,905	$509,749
Net realized gain (loss)	(2,672)	(7,417)	136,180	101,348
Net change in unrealized appreciation (depreciation)	219,787	211,030	3,574,959	(2,301,909)
Increase (decrease) in net assets resulting from operations	428,727	431,259	4,224,044	(1,690,812)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(845)	(744)	—	(297,757)
Class C	(258)	(400)	—	(44,049)
Class I	(290,926)	(51,571)	—	(63,394)
Class O	—	—	—	(49,819)
Class R	—	—	—	(675)
Class W	(326)	(155)	—	(8,835)
Total distributions	(292,355)	(52,870)	—	(464,529)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,781,077	16,516,093	1,829,880	3,994,538
Reinvestment of distributions	292,355	52,870	—	371,596
	2,073,432	16,568,963	1,829,880	4,366,134
Cost of shares redeemed	(410,875)	(308,731)	(7,323,602)	(13,632,019)
Net increase (decrease) in net assets resulting from capital share transactions	1,662,557	16,260,232	(5,493,722)	(9,265,885)
Net increase (decrease) in net assets	1,798,929	16,638,621	(1,269,678)	(11,421,226)
NET ASSETS:
Beginning of year or period	17,679,208	1,040,587	44,750,923	56,172,149
End of year or period	$19,478,137	$17,679,208	$43,481,245	$44,750,923
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$135,890	$216,633	$436,392	$(76,513)

See Accompanying Notes to Financial Statements

Statements of Changes in Net Assets (Unaudited)

	Voya Global Bond Fund		Voya Global Equity Fund
	Six Months Ended April 30, 2017	Year Ended October 31, 2016	Six Months Ended April 30, 2017	Year Ended October 31, 2016
FROM OPERATIONS:
Net investment income	$5,531,169	$11,305,569	$1,576,522	$3,861,077
Net realized gain (loss)	(7,728,912)	11,323,006	1,224,468	(20,255,409)
Net change in unrealized appreciation (depreciation)	6,566,005	3,265,914	28,158,534	10,955,048
Increase (decrease) in net assets resulting from operations	4,368,262	25,894,489	30,959,524	(5,439,284)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(452,269)	—	(2,304,955)	(3,067,005)
Class B	(315)	—	(2,387)	(5,936)
Class C	(137,626)	—	(496,431)	(818,459)
Class I	(1,097,734)	—	(501,029)	(605,590)
Class O	(25,493)	—	—	—
Class P	(1,391)	—	—	—
Class R	(57,108)	—	—	—
Class R6	(2,247,659)	—	—	—
Class W	(935,804)	—	(48,270)	(61,186)
Net realized gains:
Class A	—	(61,500)	—	—
Class B	—	(66)	—	—
Class C	—	(31,553)	—	—
Class I	—	(119,751)	—	—
Class O	—	(3,316)	—	—
Class P	—	(141)	—	—
Class R	—	(8,242)	—	—
Class R6	—	(242,565)	—	—
Class W	—	(134,901)	—	—
Return of capital:
Class A	(556,368)	(2,231,997)	—	—
Class B	(638)	(2,287)	—	—
Class C	(278,857)	(840,097)	—	—
Class I	(1,200,717)	(3,963,512)	—	—
Class O	(31,997)	(96,878)	—	—
Class P	(1,409)	(1,356)	—	—
Class R	(81,601)	(181,217)	—	—
Class R6	(2,382,962)	(8,747,299)	—	—
Class W	(1,047,697)	(3,629,201)	—	—
Total distributions	(10,537,645)	(20,295,879)	(3,353,072)	(4,558,176)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	47,482,825	123,671,161	7,925,435	11,790,445
Reinvestment of distributions	9,852,945	19,461,691	2,774,237	3,705,520
	57,335,770	143,132,852	10,699,672	15,495,965
Cost of shares redeemed	(233,433,088)	(203,066,852)	(38,157,094)	(73,743,026)
Net decrease in net assets resulting from capital share transactions	(176,097,318)	(59,934,000)	(27,457,422)	(58,247,061)
Net increase (decrease) in net assets	(182,266,701)	(54,335,390)	149,030	(68,244,521)
NET ASSETS:
Beginning of year or period	434,418,664	488,754,054	276,810,630	345,055,151
End of year or period	$252,151,963	$434,418,664	$276,959,660	$276,810,630
Undistributed net investment income at end of year or period	$4,493,778	$3,918,008	$1,050,675	$2,827,225

See Accompanying Notes to Financial Statements

Statements of Changes in Net Assets (Unaudited)

	Voya Global Perspectives® Fund		Voya Multi-Manager International Small Cap Fund
	Six Months Ended April 30, 2017	Year Ended October 31, 2016	Six Months Ended April 30, 2017	Year Ended October 31, 2016
FROM OPERATIONS:
Net investment income	$442,516	$578,584	$602,238	$1,900,895
Net realized gain	60,633	82,839	12,697,036	3,179,149
Net change in unrealized appreciation (depreciation)	1,796,642	943,624	14,605,886	(4,532,683)
Increase in net assets resulting from operations	2,299,791	1,605,047	27,905,160	547,361
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(179,095)	(104,875)	(324,922)	(526,902)
Class C	(85,115)	(30,823)	—	(24,030)
Class I	(22,691)	(3,275)	(1,033,873)	(1,373,534)
Class O	—	—	(16,423)	(23,249)
Class R	(433,577)	(207,207)	—	—
Class W	(93,155)	(61,889)	(383,909)	(443,813)
Net realized gains:
Class A	(49,288)	—	—	—
Class C	(33,762)	—	—	—
Class I	(5,528)	—	—	—
Class R	(132,339)	—	—	—
Class W	(23,021)	—	—	—
Total distributions	(1,057,571)	(408,069)	(1,759,127)	(2,391,528)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	4,225,527	6,510,421	19,330,307	34,987,005
Reinvestment of distributions	1,046,553	403,205	1,648,496	2,211,933
	5,272,080	6,913,626	20,978,803	37,198,938
Cost of shares redeemed	(5,311,206)	(5,126,068)	(72,116,891)	(55,681,046)
Net increase (decrease) in net assets resulting from capital share transactions	(39,126)	1,787,558	(51,138,088)	(18,482,108)
Net increase (decrease) in net assets	1,203,094	2,984,536	(24,992,055)	(20,326,275)
NET ASSETS:
Beginning of year or period	39,728,295	36,743,759	227,827,109	248,153,384
End of year or period	$40,931,389	$39,728,295	$202,835,054	$227,827,109
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$16,869	$387,986	$(3,048)	$1,153,841

See Accompanying Notes to Financial Statements

Statements of Changes in Net Assets (Unaudited)

	Voya Russia Fund
	Six Months Ended April 30, 2017	Year Ended October 31, 2016
FROM OPERATIONS:
Net investment income (loss)	$(328,196)	$1,594,296
Net realized gain (loss)	2,662,834	(8,637,290)
Net change in unrealized appreciation (depreciation)	8,413,030	16,010,958
Increase in net assets resulting from operations	10,747,668	8,967,964
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,350,569)	(2,068,545)
Class I	(103,823)	(85,335)
Class W	(4,405)	(8,351)
Total distributions	(1,458,797)	(2,162,231)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	9,129,325	7,105,338
Reinvestment of distributions	1,334,344	1,972,889
	10,463,669	9,078,227
Redemption fee proceeds (Note 4)	11,520	7,025
Cost of shares redeemed	(13,291,948)	(17,410,992)
Net decrease in net assets resulting from capital share transactions	(2,816,759)	(8,325,740)
Net increase (decrease) in net assets	6,472,112	(1,520,007)
NET ASSETS:
Beginning of year or period	79,535,165	81,055,172
End of year or period	$86,007,277	$79,535,165
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$(1,371,441)	$415,552

See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Diversified Emerging Markets Debt Fund(4)
Class A
04-30-17	9.42	0.09•	0.10	0.19	0.14	—	—	0.14	—	9.47	2.09	2.04	1.14	1.14	2.06	48	—
10-31-16	9.17	0.21•	0.46	0.67	0.42	—	—	0.42	—	9.42	7.72	2.74	1.15	1.15	2.26	47	2
10-31-15	9.72	0.33•	(0.52)	(0.19)	0.36	—	—	0.36	—	9.17	(1.95)	8.46	1.15	1.15	3.52	19	74
10-31-14	9.67	0.30	0.21	0.51	0.46	—	—	0.46	—	9.72	5.57	10.22	1.11	1.11	3.09	38	67
11-02-12(5) - 10-31-13	10.00	0.26•	(0.51)	(0.25)	0.08	—	—	0.08	—	9.67	(2.50)	19.03	1.11	1.11	2.64	11	75
Class C
04-30-17	9.28	0.06•	0.09	0.15	0.11	—	—	0.11	—	9.32	1.67	2.79	1.89	1.89	1.31	22	—
10-31-16	9.06	0.11	0.48	0.59	0.37	—	—	0.37	—	9.28	6.94	3.49	1.90	1.90	1.36	11	2
10-31-15	9.66	0.23•	(0.48)	(0.25)	0.35	—	—	0.35	—	9.06	(2.57)	9.21	1.90	1.90	2.49	10	74
10-31-14	9.61	0.24	0.19	0.43	0.38	—	—	0.38	—	9.66	4.73	10.97	1.86	1.86	2.45	3	67
11-02-12(5) - 10-31-13	10.00	0.21•	(0.53)	(0.32)	0.07	—	—	0.07	—	9.61	(3.21)	19.78	1.86	1.86	2.16	3	75
Class I
04-30-17	9.44	0.11•	0.08	0.19	0.15	—	—	0.15	—	9.48	2.13	1.46	0.84	0.84	2.36	19,388	—
10-31-16	9.21	0.29•	0.41	0.70	0.47	—	—	0.47	—	9.44	8.14	2.25	0.85	0.85	3.17	17,615	2
10-31-15	9.76	0.35	(0.51)	(0.16)	0.39	—	—	0.39	—	9.21	(1.61)	8.07	0.85	0.85	3.67	1,009	74
10-31-14	9.70	0.34	0.19	0.53	0.47	—	—	0.47	—	9.76	5.76	9.77	0.81	0.81	3.50	1,026	67
11-02-12(5) - 10-31-13	10.00	0.32	(0.53)	(0.21)	0.09	—	—	0.09	—	9.70	(2.15)	18.32	0.81	0.81	3.26	969	75
Class W
04-30-17	9.43	0.11•	0.08	0.19	0.15	—	—	0.15	—	9.47	2.16	1.79	0.89	0.89	2.32	20	—
10-31-16	9.21	0.23•	0.46	0.69	0.47	—	—	0.47	—	9.43	7.99	2.49	0.90	0.90	2.50	6	2
10-31-15	9.76	0.35	(0.51)	(0.16)	0.39	—	—	0.39	—	9.21	(1.64)	8.21	0.90	0.90	3.66	3	74
10-31-14	9.69	0.34	0.19	0.53	0.46	—	—	0.46	—	9.76	5.79	9.97	0.86	0.86	3.45	3	67
11-02-12(5) - 10-31-13	10.00	0.31	(0.53)	(0.22)	0.09	—	—	0.09	—	9.69	(2.26)	18.78	0.86	0.86	3.21	3	75
See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Diversified International Fund(4)
Class A
04-30-17	9.45	0.12•	0.87	0.99	—	—	—	—	—	10.44	10.48	1.00	0.47	0.47	2.59	22,050	6
10-31-16	9.81	0.11	(0.36)	(0.25)	0.11	—	—	0.11	—	9.45	(2.58)	0.93	0.44	0.44	1.23	23,033	13
10-31-15	10.48	0.14•	(0.38)	(0.24)	0.43	—	—	0.43	—	9.81	(2.23)	0.83	0.49	0.49	1.35	28,801	19
10-31-14	10.53	0.15	(0.20)	(0.05)	—	—	—	—	—	10.48	(0.47)	0.75	0.51	0.51	1.38	33,233	25
10-31-13	8.95	0.12•	1.66	1.78	0.20	—	—	0.20	—	10.53	20.22	0.72	0.50	0.50	1.21	39,878	27
10-31-12	8.62	0.12	0.32	0.44	0.11	—	—	0.11	—	8.95	5.19	0.73	0.50	0.50	1.47	46,504	20
Class B
04-30-17	9.42	0.09•	0.86	0.95	—	—	—	—	—	10.37	10.08	1.75	1.22	1.22	1.97	211	6
10-31-16	9.75	0.11•	(0.44)	(0.33)	—	—	—	—	—	9.42	(3.38)	1.68	1.19	1.19	1.16	274	13
10-31-15	10.37	0.11•	(0.42)	(0.31)	0.31	—	—	0.31	—	9.75	(3.00)	1.58	1.24	1.24	1.12	1,147	19
10-31-14	10.49	0.09•	(0.21)	(0.12)	—	—	—	—	—	10.37	(1.14)	1.50	1.26	1.26	0.87	3,730	25
10-31-13	8.92	0.04•	1.66	1.70	0.13	—	—	0.13	—	10.49	19.24	1.47	1.25	1.25	0.37	7,093	27
10-31-12	8.57	0.06	0.31	0.37	0.02	—	—	0.02	—	8.92	4.37	1.48	1.25	1.25	0.70	7,795	20
Class C
04-30-17	9.35	0.09•	0.85	0.94	—	—	—	—	—	10.29	10.05	1.75	1.22	1.22	1.85	11,721	6
10-31-16	9.70	0.04	(0.36)	(0.32)	0.03	—	—	0.03	—	9.35	(3.33)	1.68	1.19	1.19	0.50	12,497	13
10-31-15	10.35	0.06•	(0.37)	(0.31)	0.34	—	—	0.34	—	9.70	(2.93)	1.58	1.24	1.24	0.64	16,368	19
10-31-14	10.47	0.06	(0.18)	(0.12)	—	—	—	—	—	10.35	(1.15)	1.50	1.26	1.26	0.65	20,147	25
10-31-13	8.90	0.03•	1.66	1.69	0.12	—	—	0.12	—	10.47	19.21	1.47	1.25	1.25	0.34	24,877	27
10-31-12	8.55	0.06	0.31	0.37	0.02	—	—	0.02	—	8.90	4.39	1.48	1.25	1.25	0.70	27,903	20
Class I
04-30-17	9.43	0.14•	0.86	1.00	—	—	—	—	—	10.43	10.60	0.61	0.22	0.22	2.99	3,576	6
10-31-16	9.80	0.14•	(0.37)	(0.23)	0.14	—	—	0.14	—	9.43	(2.39)	0.56	0.19	0.19	1.54	3,773	13
10-31-15	10.48	0.17•	(0.39)	(0.22)	0.46	—	—	0.46	—	9.80	(2.03)	0.50	0.24	0.24	1.66	4,692	19
10-31-14	10.50	0.17•	(0.19)	(0.02)	—	—	—	—	—	10.48	(0.19)	0.45	0.26	0.26	1.56	4,843	25
10-31-13	8.93	0.14•	1.65	1.79	0.22	—	—	0.22	—	10.50	20.45	0.41	0.25	0.25	1.42	8,406	27
10-31-12	8.61	0.13	0.32	0.45	0.13	—	—	0.13	—	8.93	5.43	0.48	0.25	0.25	1.63	9,953	20
Class O
04-30-17	9.35	0.12•	0.85	0.97	—	—	—	—	—	10.32	10.37	1.00	0.47	0.47	2.53	4,197	6
10-31-16	9.71	0.11	(0.36)	(0.25)	0.11	—	—	0.11	—	9.35	(2.58)	0.93	0.44	0.44	1.17	4,058	13
10-31-15	10.38	0.13	(0.37)	(0.24)	0.43	—	—	0.43	—	9.71	(2.24)	0.83	0.49	0.49	1.33	4,454	19
10-31-14	10.42	0.14	(0.18)	(0.04)	—	—	—	—	—	10.38	(0.38)	0.75	0.51	0.51	1.31	5,049	25
10-31-13	8.87	0.07•	1.69	1.76	0.21	—	—	0.21	—	10.42	20.18	0.72	0.50	0.50	0.72	5,339	27
10-31-12	8.56	0.11	0.31	0.42	0.11	—	—	0.11	—	8.87	5.09	0.73	0.50	0.50	1.25	3,833	20
See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Diversified International Fund(4) (continued)
Class R
04-30-17	9.29	0.11•	0.86	0.97	—	—	—	—	—	10.26	10.44	1.25	0.72	0.72	2.26	171	6
10-31-16	9.65	0.09	(0.37)	(0.28)	0.08	—	—	0.08	—	9.29	(2.86)	1.18	0.69	0.69	0.88	160	13
10-31-15	10.31	0.11	(0.37)	(0.26)	0.40	—	—	0.40	—	9.65	(2.49)	1.08	0.74	0.74	1.05	78	19
10-31-14	10.38	0.12	(0.19)	(0.07)	—	—	—	—	—	10.31	(0.67)	1.00	0.76	0.76	1.16	84	25
10-31-13	8.84	0.07	1.66	1.73	0.19	—	—	0.19	—	10.38	19.89	0.97	0.75	0.75	0.69	110	27
10-31-12	8.52	0.13•	0.28	0.41	0.09	—	—	0.09	—	8.84	4.87	0.98	0.75	0.75	1.53	96	20
Class W
04-30-17	9.41	0.11•	0.88	0.99	—	—	—	—	—	10.40	10.52	0.75	0.22	0.22	2.24	1,554	6
10-31-16	9.77	0.12•	(0.35)	(0.23)	0.13	—	—	0.13	—	9.41	(2.30)	0.68	0.19	0.19	1.25	955	13
10-31-15	10.45	0.15•	(0.37)	(0.22)	0.46	—	—	0.46	—	9.77	(2.00)	0.58	0.24	0.24	1.45	631	19
10-31-14	10.47	0.14	(0.16)	(0.02)	—	—	—	—	—	10.45	(0.19)	0.50	0.26	0.26	1.48	498	25
10-31-13	8.90	0.11•	1.68	1.79	0.22	—	—	0.22	—	10.47	20.46	0.47	0.25	0.25	1.20	559	27
10-31-12	8.58	0.15	0.30	0.45	0.13	—	—	0.13	—	8.90	5.48	0.48	0.25	0.25	1.86	647	20
Voya Global Bond Fund
Class A
04-30-17	9.88	0.13•	0.01	0.14	0.11	—	0.14	0.25	—	9.77	1.42	1.00	0.90	0.90	2.64	37,328	99
10-31-16	9.75	0.23•	0.32	0.55	—	0.01	0.41	0.42	—	9.88	5.72	0.98	0.90	0.90	2.31	43,467	256
10-31-15	10.76	0.29•	(0.88)	(0.59)	0.04	—	0.38	0.42	—	9.75	(5.58)	0.98	0.90	0.90	2.80	60,274	396
10-31-14	10.99	0.39•	(0.20)	0.19	—	—	0.42	0.42	—	10.76	1.72	0.98	0.90	0.90	3.58	87,055	508
10-31-13	11.63	0.36•	(0.56)	(0.20)	0.06	—	0.38	0.44	—	10.99	(1.70)	0.94	0.91	0.91	3.17	122,549	557
10-31-12	11.76	0.40•	0.22	0.62	0.14	0.45	0.16	0.75	—	11.63	5.69	0.93	0.90	0.90	3.46	219,276	609
Class B
04-30-17	9.78	0.09•	0.01	0.10	0.07	—	0.14	0.21	—	9.67	0.98	1.75	1.65	1.65	1.89	46	99
10-31-16	9.65	0.15•	0.32	0.47	—	0.01	0.33	0.34	—	9.78	4.97	1.73	1.65	1.65	1.56	46	256
10-31-15	10.65	0.20•	(0.86)	(0.66)	0.02	—	0.32	0.34	—	9.65	(6.27)	1.73	1.65	1.65	2.00	103	396
10-31-14	10.88	0.30•	(0.19)	0.11	—	—	0.34	0.34	—	10.65	0.96	1.73	1.65	1.65	2.80	407	508
10-31-13	11.51	0.27•	(0.54)	(0.27)	0.04	—	0.32	0.36	—	10.88	(2.38)	1.69	1.66	1.66	2.43	738	557
10-31-12	11.66	0.32•	0.20	0.52	0.06	0.45	0.16	0.67	—	11.51	4.78	1.68	1.65	1.65	2.77	1,587	609
See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Bond Fund (continued)
Class C
04-30-17	9.82	0.09•	0.02	0.11	0.07	—	0.14	0.21	—	9.72	1.08	1.75	1.65	1.65	1.89	18,351	99
10-31-16	9.69	0.15•	0.32	0.47	—	0.01	0.33	0.34	—	9.82	4.96	1.73	1.65	1.65	1.55	22,136	256
10-31-15	10.70	0.21•	(0.88)	(0.67)	0.02	—	0.32	0.34	—	9.69	(6.32)	1.73	1.65	1.65	2.04	28,336	396
10-31-14	10.92	0.31•	(0.19)	0.12	—	—	0.34	0.34	—	10.70	1.04	1.73	1.65	1.65	2.81	43,740	508
10-31-13	11.56	0.27•	(0.55)	(0.28)	0.04	—	0.32	0.36	—	10.92	(2.45)	1.69	1.66	1.66	2.42	68,554	557
10-31-12	11.70	0.32•	0.21	0.53	0.06	0.45	0.16	0.67	—	11.56	4.86	1.68	1.65	1.65	2.77	109,381	609
Class I
04-30-17	9.84	0.14•	0.01	0.15	0.12	—	0.14	0.26	—	9.73	1.58	0.65	0.65	0.65	2.90	45,625	99
10-31-16	9.71	0.25•	0.33	0.58	—	0.01	0.44	0.45	—	9.84	6.06	0.61	0.61	0.61	2.58	84,141	256
10-31-15	10.72	0.31•	(0.87)	(0.56)	0.05	—	0.40	0.45	—	9.71	(5.32)	0.61	0.61	0.61	3.09	103,129	396
10-31-14	10.95	0.40	(0.18)	0.22	—	—	0.45	0.45	—	10.72	2.01	0.63	0.63	0.63	3.81	180,697	508
10-31-13	11.59	0.38•	(0.55)	(0.17)	0.07	—	0.40	0.47	—	10.95	(1.44)	0.64	0.64	0.64	3.40	178,805	557
10-31-12	11.73	0.44•	0.21	0.65	0.18	0.45	0.16	0.79	—	11.59	5.94	0.63	0.60	0.60	3.82	437,620	609
Class O
04-30-17	9.67	0.12•	0.02	0.14	0.11	—	0.14	0.25	—	9.56	1.44	1.00	0.90	0.90	2.65	2,276	99
10-31-16	9.55	0.21	0.33	0.54	—	0.01	0.41	0.42	—	9.67	5.75	0.98	0.90	0.90	2.29	2,291	256
10-31-15	10.55	0.28•	(0.86)	(0.58)	0.04	—	0.38	0.42	—	9.55	(5.59)	0.98	0.90	0.90	2.79	2,359	396
10-31-14	10.78	0.37	(0.18)	0.19	—	—	0.42	0.42	—	10.55	1.77	0.98	0.90	0.90	3.55	3,092	508
10-31-13	11.42	0.36	(0.56)	(0.20)	0.06	—	0.38	0.44	—	10.78	(1.73)	0.94	0.91	0.91	3.18	3,424	557
10-31-12	11.57	0.40	0.21	0.61	0.15	0.45	0.16	0.76	—	11.42	5.62	0.93	0.90	0.90	3.52	4,117	609
Class P
04-30-17	9.90	0.16•	0.01	0.17	0.13	—	0.14	0.27	—	9.80	1.77	0.64	0.14	0.14	3.41	104	99
06-29-16(5) - 10-31-16	10.09	0.12•	(0.16)	(0.04)	—	0.01	0.14	0.15	—	9.90	(0.42)	0.60	0.10	0.10	3.33	100	256
Class R
04-30-17	9.86	0.11•	0.02	0.13	0.10	—	0.14	0.24	—	9.75	1.27	1.25	1.15	1.15	2.40	6,024	99
10-31-16	9.73	0.20•	0.32	0.52	—	0.01	0.38	0.39	—	9.86	5.48	1.23	1.15	1.15	2.02	5,804	256
10-31-15	10.74	0.26•	(0.87)	(0.61)	0.04	—	0.36	0.40	—	9.73	(5.78)	1.23	1.15	1.15	2.57	3,530	396
10-31-14	10.97	0.33•	(0.17)	0.16	—	—	0.39	0.39	—	10.74	1.49	1.23	1.15	1.15	3.01	1,022	508
10-31-13	11.61	0.33	(0.56)	(0.23)	0.05	—	0.36	0.41	—	10.97	(1.94)	1.19	1.16	1.16	2.93	232	557
10-31-12	11.75	0.39•	0.19	0.58	0.11	0.45	0.16	0.72	—	11.61	5.30	1.18	1.15	1.15	3.42	276	609
See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Bond Fund (continued)
Class R6
04-30-17	9.88	0.14•	0.01	0.15	0.13	—	0.14	0.27	—	9.76	1.49	0.62	0.62	0.62	2.92	81,509	99
10-31-16	9.75	0.26•	0.32	0.58	—	0.01	0.44	0.45	—	9.88	6.06	0.59	0.59	0.59	2.61	183,254	256
10-31-15	10.76	0.32•	(0.88)	(0.56)	0.05	—	0.40	0.45	—	9.75	(5.27)	0.59	0.59	0.59	3.13	220,401	396
10-31-14	10.99	0.42•	(0.20)	0.22	—	—	0.45	0.45	—	10.76	2.03	0.60	0.60	0.60	3.86	204,999	508
05-31-13(5) - 10-31-13	10.98	0.15•	0.01	0.16	—	—	0.15	0.15	—	10.99	1.54	0.65	0.65	0.65	3.28	183,368	557
Class W
04-30-17	9.66	0.13•	0.02	0.15	0.12	—	0.14	0.26	—	9.55	1.59	0.75	0.65	0.65	2.86	60,889	99
10-31-16	9.54	0.25•	0.31	0.56	—	0.01	0.43	0.44	—	9.66	6.02	0.73	0.65	0.65	2.52	93,181	256
10-31-15	10.54	0.32•	(0.87)	(0.55)	0.05	—	0.40	0.45	—	9.54	(5.35)	0.73	0.65	0.65	3.22	70,620	396
10-31-14	10.78	0.40	(0.19)	0.21	—	—	0.45	0.45	—	10.54	1.93	0.73	0.65	0.65	3.77	34,280	508
10-31-13	11.41	0.37•	(0.53)	(0.16)	0.07	—	0.40	0.47	—	10.78	(1.38)	0.69	0.66	0.66	3.40	27,626	557
10-31-12	11.56	0.43•	0.20	0.63	0.17	0.45	0.16	0.78	—	11.41	5.89	0.68	0.65	0.65	3.79	31,723	609
Voya Global Equity Fund
Class A
04-30-17	29.23	0.20•	3.25	3.45	0.41	—	—	0.41	—	32.27	11.92	1.65	1.35	1.35	1.32	167,488	31
10-31-16	29.96	0.42•	(0.70)	(0.28)	0.45	—	—	0.45	—	29.23	(0.90)	1.56	1.36	1.36	1.46	169,320	92
10-31-15	31.66	0.50•	(0.86)	(0.36)	1.34	—	—	1.34	—	29.96	(1.17)(a)	1.50	1.35	1.35	1.62	208,797	147
10-31-14	31.26	0.90•	(0.51)	0.39	0.02	—	—	0.02	0.03	31.66	1.33(b)	1.49	1.35	1.35	2.79	186,003	57
10-31-13	26.44	0.33•	5.15	5.48	0.66	—	—	0.66	—	31.26	21.10	1.60	1.36	1.36	1.15	229,273	125
10-31-12	32.23	0.29•	(2.74)	(2.45)	0.31	3.05	—	3.36	0.02	26.44	(7.71)(c)	1.58	1.51	1.47	1.05	82,688	35
Class B
04-30-17	31.76	0.09•	3.57	3.66	0.09	—	—	0.09	—	35.33	11.55	2.40	2.10	2.10	0.56	820	31
10-31-16	32.44	0.23•	(0.77)	(0.54)	0.14	—	—	0.14	—	31.76	(1.69)	2.31	2.11	2.11	0.74	858	92
10-31-15	33.97	0.29•	(0.94)	(0.65)	0.88	—	—	0.88	—	32.44	(1.89)(a)	2.25	2.10	2.10	0.86	1,426	147
10-31-14	33.77	0.70•	(0.53)	0.17	—	—	—	—	0.03	33.97	0.59(b)	2.24	2.10	2.10	2.02	2,338	57
10-31-13	28.43	0.22•	5.46	5.68	0.34	—	—	0.34	—	33.77	20.12	2.35	2.11	2.11	0.73	3,529	125
10-31-12	34.28	0.12•	(2.94)	(2.82)	—	3.05	—	3.05	0.02	28.43	(8.35)(c)	2.33	2.26	2.22	0.42	3,256	35
Class C
04-30-17	27.11	0.08•	3.03	3.11	0.19	—	—	0.19	—	30.03	11.53	2.40	2.10	2.10	0.57	72,113	31
10-31-16	27.83	0.19•	(0.66)	(0.47)	0.25	—	—	0.25	—	27.11	(1.68)	2.31	2.11	2.11	0.71	73,106	92
10-31-15	29.40	0.26•	(0.81)	(0.55)	1.02	—	—	1.02	—	27.83	(1.91)(a)	2.25	2.10	2.10	0.90	93,243	147
10-31-14	29.23	0.61•	(0.47)	0.14	—	—	—	—	0.03	29.40	0.58(b)	2.24	2.10	2.10	2.03	112,882	57
10-31-13	24.67	0.12•	4.81	4.93	0.37	—	—	0.37	—	29.23	20.16	2.35	2.11	2.11	0.44	135,057	125
10-31-12	30.27	0.08•	(2.57)	(2.49)	0.08	3.05	—	3.13	0.02	24.67	(8.36)(c)	2.33	2.26	2.22	0.32	52,628	35
See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Equity Fund (continued)
Class I
04-30-17	29.53	0.24•	3.29	3.53	0.49	—	—	0.49	—	32.57	12.10	1.23	1.10	1.10	1.58	32,583	31
10-31-16	30.26	0.52	(0.74)	(0.22)	0.51	—	—	0.51	—	29.53	(0.70)	1.23	1.11	1.11	1.70	30,738	92
10-31-15	32.01	0.58•	(0.86)	(0.28)	1.47	—	—	1.47	—	30.26	(0.90)(a)	1.24	1.10	1.10	1.88	37,562	147
10-31-14	31.54	0.95•	(0.48)	0.47	0.03	—	—	0.03	0.03	32.01	1.58(b)	1.21	1.10	1.10	2.93	44,586	57
10-31-13	26.69	0.43•	5.17	5.60	0.75	—	—	0.75	—	31.54	21.40	1.32	1.11	1.11	1.49	45,485	125
10-31-12	32.58	0.26•	(2.69)	(2.43)	0.43	3.05	—	3.48	0.02	26.69	(7.54)(c)	1.26	1.26	1.22	0.90	30,701	35
Class W
04-30-17	29.51	0.25•	3.27	3.52	0.49	—	—	0.49	—	32.54	12.08	1.40	1.10	1.10	1.64	3,955	31
10-31-16	30.24	0.49•	(0.71)	(0.22)	0.51	—	—	0.51	—	29.51	(0.69)	1.31	1.11	1.11	1.69	2,788	92
10-31-15	31.96	0.59•	(0.87)	(0.28)	1.44	—	—	1.44	—	30.24	(0.89)(a)	1.25	1.10	1.10	1.90	4,027	147
10-31-14	31.49	1.06•	(0.59)	0.47	0.03	—	—	0.03	0.03	31.96	1.59(b)	1.24	1.10	1.10	3.28	3,421	57
10-31-13	26.69	0.50•	5.09	5.59	0.79	—	—	0.79	—	31.49	21.39	1.35	1.11	1.11	1.78	6,380	125
10-31-12	32.50	0.37•	(2.76)	(2.39)	0.39	3.05	—	3.44	0.02	26.69	(7.43)(c)	1.33	1.26	1.22	1.32	8,308	35
Voya Global Perspectives® Fund(4)
Class A
04-30-17	10.81	0.13•	0.51	0.64	0.24	0.07	—	0.31	—	11.14	6.07	0.77	0.52	0.52	2.46	7,561	39
10-31-16	10.49	0.19	0.26	0.45	0.13	—	—	0.13	—	10.81	4.41	0.75	0.57	0.57	1.74	8,146	20
10-31-15	11.06	0.14	(0.40)	(0.26)	0.23	0.08	—	0.31	—	10.49	(2.44)	0.77	0.46	0.46	1.37	8,302	70
10-31-14	10.61	0.15	0.44	0.59	0.13	0.01	—	0.14	—	11.06	5.56	1.11	0.42	0.42	1.51	7,513	12
03-28-13(5) - 10-31-13	10.00	0.09•	0.52	0.61	—	—	—	—	—	10.61	6.10	5.08	0.39	0.39	1.41	2,219	4
Class C
04-30-17	10.66	0.09•	0.50	0.59	0.17	0.07	—	0.24	—	11.01	5.61	1.52	1.27	1.27	1.69	5,645	39
10-31-16	10.36	0.10	0.27	0.37	0.07	—	—	0.07	—	10.66	3.58	1.50	1.32	1.32	0.96	5,543	20
10-31-15	10.95	0.06•	(0.38)	(0.32)	0.19	0.08	—	0.27	—	10.36	(3.04)	1.52	1.21	1.21	0.60	4,740	70
10-31-14	10.57	0.06•	0.44	0.50	0.11	0.01	—	0.12	—	10.95	4.73	1.86	1.17	1.17	0.53	3,665	12
03-28-13(5) - 10-31-13	10.00	0.03	0.54	0.57	—	—	—	—	—	10.57	5.70	5.83	1.14	1.14	0.73	112	4
Class I
04-30-17	10.86	0.14•	0.50	0.64	0.27	0.07	—	0.34	—	11.16	6.08	0.53	0.27	0.27	2.62	1,115	39
10-31-16	10.53	0.21•	0.28	0.49	0.16	—	—	0.16	—	10.86	4.74	0.57	0.32	0.32	1.94	672	20
10-31-15	11.09	0.18	(0.42)	(0.24)	0.24	0.08	—	0.32	—	10.53	(2.20)	0.62	0.21	0.21	1.65	270	70
10-31-14	10.62	0.20•	0.42	0.62	0.14	0.01	—	0.15	—	11.09	5.83	0.96	0.17	0.17	1.82	287	12
03-28-13(5) - 10-31-13	10.00	0.10•	0.52	0.62	—	—	—	—	—	10.62	6.20	5.03	0.14	0.14	1.65	81	4
See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Perspectives® Fund(4) (continued)
Class R
04-30-17	10.77	0.12•	0.50	0.62	0.22	0.07	—	0.29	—	11.10	5.86	1.02	0.77	0.77	2.18	22,573	39
10-31-16	10.45	0.15	0.28	0.43	0.11	—	—	0.11	—	10.77	4.19	1.00	0.82	0.82	1.48	21,296	20
10-31-15	11.02	0.12•	(0.41)	(0.29)	0.20	0.08	—	0.28	—	10.45	(2.69)	1.02	0.71	0.71	1.09	19,435	70
10-31-14	10.59	0.14	0.42	0.56	0.12	0.01	—	0.13	—	11.02	5.34	1.36	0.67	0.67	1.20	15,877	12
03-28-13(5) - 10-31-13	10.00	0.07•	0.52	0.59	—	—	—	—	—	10.59	5.90	5.33	0.64	0.64	1.20	6,200	4
Class W
04-30-17	10.86	0.15•	0.50	0.65	0.27	0.07	—	0.34	—	11.17	6.13	0.52	0.27	0.27	2.73	4,037	39
10-31-16	10.54	0.21	0.27	0.48	0.16	—	—	0.16	—	10.86	4.67	0.50	0.32	0.32	1.99	4,071	20
10-31-15	11.10	0.19	(0.43)	(0.24)	0.24	0.08	—	0.32	—	10.54	(2.20)	0.52	0.21	0.21	1.61	3,997	70
10-31-14	10.62	0.17	0.46	0.63	0.14	0.01	—	0.15	—	11.10	5.93	0.86	0.17	0.17	1.54	3,317	12
03-28-13(5) - 10-31-13	10.00	0.11•	0.51	0.62	—	—	—	—	—	10.62	6.20	4.83	0.14	0.14	1.77	171	4
Voya Multi-Manager International Small Cap Fund
Class A
04-30-17	48.53	0.11•	6.67	6.78	0.27	—	—	0.27	—	55.04	14.06	1.84	1.64	1.64	0.46	59,789	26
10-31-16	48.81	0.28	(0.19)	0.09	0.37	—	—	0.37	—	48.53	0.19	1.83	1.66	1.66	0.57	60,149	64
10-31-15	46.78	0.19•	2.16	2.35	0.32	—	—	0.32	—	48.81	5.09(d)	1.75	1.71	1.71	0.39	67,201	95
10-31-14	47.45	0.21•	(0.21)	0.00*	0.69	—	—	0.69	0.02	46.78	0.03(b)	1.78	1.73	1.73	0.42	70,604	46
10-31-13	37.07	0.23•	10.79	11.02	0.64	—	—	0.64	—	47.45	30.16	1.79	1.75	1.75	0.55	86,289	117
10-31-12	35.39	0.42•	1.73	2.15	0.57	—	—	0.57	0.10	37.07	6.62(c)	1.77	1.74	1.74	1.20	81,948	31
Class B
04-30-17	51.51	(0.06)•	7.11	7.05	—	—	—	—	—	58.56	13.69	2.49	2.29	2.29	(0.24)	60	26
10-31-16	51.74	(0.14)•	(0.09)	(0.23)	—	—	—	—	—	51.51	(0.44)	2.48	2.31	2.31	(0.28)	76	64
10-31-15	49.57	(0.14)•	2.31	2.17	—	—	—	—	—	51.74	4.38(d)	2.40	2.36	2.36	(0.28)	374	95
10-31-14	50.13	(0.14)•	(0.18)	(0.32)	0.26	—	—	0.26	0.02	49.57	(0.61)(b)	2.43	2.38	2.38	(0.27)	939	46
10-31-13	39.12	(0.06)•	11.43	11.37	0.36	—	—	0.36	—	50.13	29.31	2.44	2.40	2.40	(0.14)	1,534	117
10-31-12	37.10	0.19•	1.90	2.09	0.17	—	—	0.17	0.10	39.12	5.96(c)	2.42	2.39	2.39	0.51	1,888	31
Class C
04-30-17	44.94	(0.05)•	6.20	6.15	—	—	—	—	—	51.09	13.68	2.49	2.29	2.29	(0.24)	13,839	26
10-31-16	45.21	(0.04)•	(0.17)	(0.21)	0.06	—	—	0.06	—	44.94	(0.46)	2.48	2.31	2.31	(0.10)	15,299	64
10-31-15	43.35	(0.11)•	2.01	1.90	0.04	—	—	0.04	—	45.21	4.40(d)	2.40	2.36	2.36	(0.25)	18,054	95
10-31-14	44.05	(0.11)•	(0.18)	(0.29)	0.43	—	—	0.43	0.02	43.35	(0.62)(b)	2.43	2.38	2.38	(0.23)	19,704	46
10-31-13	34.50	(0.04)•	10.04	10.00	0.45	—	—	0.45	—	44.05	29.32	2.44	2.40	2.40	(0.10)	22,452	117
10-31-12	32.93	0.18•	1.63	1.81	0.33	—	—	0.33	0.09	34.50	5.94(c)	2.42	2.39	2.39	0.55	20,351	31
See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Multi-Manager International Small Cap Fund (continued)
Class I
04-30-17	48.55	0.14•	6.72	6.86	0.50	—	—	0.50	—	54.91	14.31	1.41	1.21	1.21	0.58	72,185	26
10-31-16	48.84	0.48•	(0.18)	0.30	0.59	—	—	0.59	—	48.55	0.63	1.39	1.22	1.22	1.02	100,754	64
10-31-15	46.90	0.40•	2.15	2.55	0.61	—	—	0.61	—	48.84	5.55(d)	1.31	1.25	1.25	0.84	110,360	95
10-31-14	47.56	0.43	(0.20)	0.23	0.91	—	—	0.91	0.02	46.90	0.53(b)	1.32	1.25	1.25	0.92	105,797	46
10-31-13	37.14	0.43•	10.79	11.22	0.80	—	—	0.80	—	47.56	30.79	1.33	1.27	1.27	1.04	94,486	117
10-31-12	35.50	0.57	1.74	2.31	0.77	—	—	0.77	0.10	37.14	7.15(c)	1.29	1.26	1.26	1.61	100,952	31
Class O
04-30-17	47.97	0.15•	6.57	6.72	0.33	—	—	0.33	—	54.36	14.11	1.74	1.54	1.54	0.61	2,682	26
10-31-16	48.25	0.32•	(0.19)	0.13	0.41	—	—	0.41	—	47.97	0.28	1.73	1.56	1.56	0.69	2,462	64
10-31-15	46.30	0.24	2.12	2.36	0.41	—	—	0.41	—	48.25	5.19(d)	1.65	1.61	1.61	0.49	2,783	95
10-31-14	47.01	0.26	(0.21)	0.05	0.78	—	—	0.78	0.02	46.30	0.14(b)	1.68	1.63	1.63	0.53	2,764	46
10-31-13	36.75	0.29•	10.66	10.95	0.69	—	—	0.69	—	47.01	30.28	1.69	1.65	1.65	0.70	2,763	117
10-31-12	35.13	0.50	1.67	2.17	0.65	—	—	0.65	0.10	36.75	6.75(c)	1.67	1.64	1.64	1.37	1,573	31
Class W
04-30-17	58.29	0.26•	7.97	8.23	0.45	—	—	0.45	—	66.07	14.25	1.49	1.29	1.29	0.87	54,281	26
10-31-16	58.51	0.53	(0.23)	0.30	0.52	—	—	0.52	—	58.29	0.53	1.48	1.31	1.31	0.92	49,086	64
10-31-15	56.03	0.44	2.57	3.01	0.53	—	—	0.53	—	58.51	5.46(d)	1.40	1.36	1.36	0.77	49,382	95
10-31-14	56.66	0.46•	(0.27)	0.19	0.84	—	—	0.84	0.02	56.03	0.37(b)	1.43	1.38	1.38	0.78	44,417	46
10-31-13	44.11	0.45•	12.86	13.31	0.76	—	—	0.76	—	56.66	30.62	1.44	1.40	1.40	0.92	44,424	117
10-31-12	42.00	0.66	2.05	2.71	0.72	—	—	0.72	0.12	44.11	7.02(c)	1.42	1.39	1.39	1.61	35,461	31
Voya Russia Fund
Class A
04-30-17	24.35	(0.10)•	3.41	3.31	0.44	—	—	0.44	—	27.22	13.60	2.06	2.00	2.00	(0.78)	80,811	15
10-31-16	22.33	0.45•	2.18	2.63	0.61	—	—	0.61	—	24.35	12.28	2.08	2.00	2.00	2.07	74,307	34
10-31-15	27.47	0.76•	(5.15)	(4.39)	0.75	—	—	0.75	—	22.33	(15.55)	2.13	2.02	2.02	3.24	77,726	16
10-31-14	34.82	0.37•	(7.20)	(6.83)	0.52	—	—	0.52	—	27.47	(19.89)	2.07	2.07	2.07	1.20	105,813	76
10-31-13	31.44	0.46•	3.15	3.61	0.23	—	—	0.23	—	34.82	11.53	2.01	2.01	2.01	1.42	183,279	28
10-31-12	33.52	0.15	(2.23)	(2.08)	—	—	—	—	—	31.44	(6.21)	2.14	2.14	2.14	0.43	235,622	46
See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Russia Fund (continued)
Class I
04-30-17	24.51	(0.04)•	3.39	3.35	0.51	—	—	0.51	—	27.35	13.70	1.70	1.70	1.70	(0.33)	4,357	15
10-31-16	22.49	0.51	2.17	2.68	0.66	—	—	0.66	—	24.51	12.51	1.73	1.73	1.73	2.14	5,026	34
10-31-15	27.73	0.92•	(5.31)	(4.39)	0.85	—	—	0.85	—	22.49	(15.34)	1.81	1.77	1.77	3.88	3,053	16
10-31-14	35.16	0.47•	(7.33)	(6.86)	0.57	—	—	0.57	—	27.73	(19.80)	1.88	1.88	1.88	1.53	4,354	76
10-31-13	31.76	0.53•	3.13	3.66	0.26	—	—	0.26	—	35.16	11.58	1.85	1.85	1.85	1.61	7,038	28
10-31-12	33.79	0.25•	(2.28)	(2.03)	—	—	—	—	—	31.76	(6.01)	1.96	1.96	1.96	0.77	8,675	46
Class W
04-30-17	24.35	(0.11)•	3.45	3.34	0.50	—	—	0.50	—	27.19	13.73	1.81	1.75	1.75	(0.85)	839	15
10-31-16	22.36	0.40•	2.26	2.66	0.67	—	—	0.67	—	24.35	12.50	1.83	1.75	1.75	1.83	203	34
10-31-15	27.61	0.96•	(5.33)	(4.37)	0.88	—	—	0.88	—	22.36	(15.35)	1.88	1.77	1.77	4.11	276	16
10-31-14	35.05	0.62•	(7.43)	(6.81)	0.63	—	—	0.63	—	27.61	(19.74)	1.82	1.82	1.82	2.05	56	76
10-31-13	31.72	0.68•	3.03	3.71	0.38	—	—	0.38	—	35.05	11.77	1.76	1.76	1.76	2.08	78	28
10-31-12	33.74	0.47•	(2.49)	(2.02)	—	—	—	—	—	31.72	(5.99)	1.89	1.89	1.89	1.51	64	46

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of underlying funds.

(5)
Commencement of operations.

(a)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, Global Equity total return would have been (1.80)%, (2.54)%, (2.54)%, (1.54)% and (1.53)% for Classes A,B,C,I and W, respectively.

(b)
Excluding a distribution payment from settlement of a regulatory matter during the year ended October 31, 2014, total return for Global Equity would have been 1.24%, 0.50%, 0.49%, 1.49% and 1.50% on Classes A, B, C, I and W; and total return for Multi-Manager International Small Cap would have been (0.01)%, (0.65)%,(0.65)%, 0.49%, 0.10% and 0.34% on Classes A, B, C, I, O and W, respectively.

(c)
Excluding a distribution payment from settlement of a regulatory matter during the year ended October 31, 2012, total return for Global Equity would have been (7.77)%, (8.42)%, (8.43)%, (7.61)% and (7.50)% on Classes A, B, C, I and W; and Multi-Manager International Small Cap total return would have been 6.33%, 5.68%, 5.64%, 6.85%, 6.46% and 6.72% on Classes A, B, C, I, O and W, respectively.

(d)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, Multi-Manager International Small Cap total return would have been 4.72%, 4.01%, 4.03%, 5.18%, 4.82% and 5.09% for Classes A,B,C,I,R and W, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited)

NOTE 1 — ORGANIZATION
Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are fifteen separate active investment series, seven of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya Diversified Emerging Markets Debt Fund (“Diversified Emerging Markets Debt”), Voya Diversified International Fund (“Diversified International”), Voya Global Bond Fund (“Global Bond”), Voya Global Equity Fund (“Global Equity”), Voya Global Perspectives® Fund (“Global Perspectives®”), Voya Multi-Manager International Small Cap Fund (“Multi-Manager International Small Cap”), and Voya Russia Fund (“Russia”). Each Fund, except Global Bond and Russia, is a diversified series of the Trust. Global Bond and Russia are non-diversified series of the Trust.
Each Fund offers at least three or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class P*, Class R, Class R6 and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges. At the close of business on May 2, 2017, all outstanding Class B shares of each respective Fund were converted to Class A shares of the same Fund, which is prior to the date the Class B shares would normally be converted to Class A shares.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to all Funds except Multi-Manager International Small Cap and Russia. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
The investment companies in which certain Funds invest are collectively referred to as the “Underlying Funds.”
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank

*
Patent Pending

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including each sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Portfolios of Investments.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.
For the period ended April 30, 2017, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method. Capital gain dividends from Underlying Funds are recorded as capital gain distributions from affiliated Underlying Funds.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.
Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds and Underlying Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Fund to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the
Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
At April 30, 2017, the maximum amount of loss that Diversified Emerging Markets Debt, Global Bond and Multi-Manager International Small Cap would incur if its counterparties failed to perform would be $7, $12,123,893 and $651, respectively, which represents the gross payments to be received on open OTC purchased options (Global Bond only) and forward foreign currency contracts were they to be unwound as of April 30, 2017. To reduce the amount of potential loss to Global Bond, various counterparties have pledged $8,460,000 in cash collateral for open OTC derivatives. There was no collateral pledged to Diversified Emerging Markets Debt or Multi-Manager International Small Cap at April 30, 2017.
The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.
Diversified Emerging Markets Debt, Global Bond and Multi-Manager International Small Cap had a liability position of $22, $14,090,083 and $6,154, respectively, on forward foreign currency contracts and written OTC options (Global Bond only) with credit related contingent features. If a contingent feature would have been triggered as of April 30, 2017, Diversified Emerging Markets Debt, Global Bond and Multi-Manager International Small Cap could have been required to pay this amount in cash to its counterparties. As of April 30, 2017, Global Bond had pledged $4,141,000 in cash collateral for its open OTC derivative transactions. Diversified Emerging Markets Debt and Multi-Manager International Small Cap did not pledge any cash collateral at April 30, 2017 for their open OTC derivative transactions.
E. Forward Foreign Currency Transactions and Futures Contracts. Each Fund and Underlying Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds and Underlying Funds either enter into these transactions on a

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Diversified Emerging Markets Debt and Multi-Manager International Small Cap used forward foreign currency contracts primarily to protect their non-U.S. dollar denominated holdings from adverse currency movements. Global Bond used forward foreign currency contracts primarily to gain currency exposure and to protect its non-U.S. dollar denominated holdings from adverse currency movements. The Funds had an average contract amount on forward foreign currency contracts to buy and sell as follows:
	Buy	Sell
Diversified Emerging Markets Debt	$1,781	$7,154
Global Bond	331,800,975	206,594,465
Multi-Manager International Small Cap	4,739,828	476,886
Please refer to the tables following the Portfolio of Investments for Diversified Emerging Markets Debt, Global Bond and Multi-Manager International Small Cap for open forward foreign currency contracts at April 30, 2017.
Each Fund and Underlying Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund and Underlying Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund or an Underlying Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund or an Underlying Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund or an Underlying Fund. When the contract is closed, the Fund or Underlying Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended April 30, 2017, Global Bond had both purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve to assist the Fund with its duration strategy. During the period ended April 30, 2017, Global Equity purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the period ended April 30, 2017, Global Bond had an average notional value of  $93,170,983 and $66,132,341 on futures contracts purchased and sold, respectively. During the period ended April 30, 2017, Global Equity had an average notional value of $10,245,230 on futures contracts purchased. Please refer to the tables for Global Bond and Global Equity following each respective Portfolio of Investments for open futures contracts at April 30, 2017.
F. Options Contracts. The Funds may write call and put options on futures, interest rate caps and floors, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Funds’ exposure to the underlying instrument. Writing call options tends to decrease the Funds’ exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.
The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds’ exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the period ended April 30, 2017, Global Bond had purchased credit default swaptions to gain exposure to credit risk. There were no open purchased credit default swaptions at April 30, 2017.
During the period ended April 30, 2017, Global Bond had purchased and written foreign currency options to gain exposure to currencies and to generate income. There were no open purchased or written foreign currency options at April 30, 2017.
During the period ended April 30, 2017, Global Bond had purchased and written interest rate swaptions to gain additional exposure to interest rates and to generate income. Please refer to the Portfolio of Investments for open purchased interest rate swaptions and the table following the Portfolio of Investments for open written interest rate swaptions at April 30, 2017.
During the period ended April 30, 2017, Global Bond had written interest rate caps and floors to generate income. Please refer to the tables following the Portfolio of Investments for open written interest rate caps and floors at April 30, 2017.
Please refer to Note 10 for the volume of purchased and written option activity during the period ended April 30, 2017.
G. Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statements of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/ performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.
For the period ended April 30, 2017, Diversified Emerging Markets Debt had bought credit protection on credit default swap indices (“CDX”) with a notional amount of $1,000,000 to hedge the credit risk associated with various sectors within the credit market. A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. There were no open credit default swaps to buy protection at April 30, 2017.
At April 30, 2017, Diversified Emerging Markets Debt had pledged $130,000 in cash collateral for centrally cleared credit default swaps.
There were no open credit default swaps to buy protection at April 30, 2017.
For the period ended April 30, 2017, Global Bond sold credit protection on credit default swap indices (“CDX”) with a notional amount of  $21,866,000 to gain additional exposure to the various sectors of the credit market. A

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Please refer to the table following the Portfolio of Investments for open credit default swaps to sell protection at April 30, 2017.
Interest Rate Swap Agreements. Certain Funds may enter into interest rate swaps. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
For the period ended April 30, 2017, Global Bond has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $2,230,339,823.
For the period ended April 30, 2017, Global Bond has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $2,192,503,313.
At April 30, 2017, Global Bond had pledged $5,492,000 in cash collateral for open centrally cleared swaps.
Global Bond entered into interest rate swaps to manage its duration. Please refer to the table following the Portfolio of Investments for Global Bond for open centrally cleared interest rate swaps at April 30, 2017.
Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the volatility of the reference investment as measured by changes in its price or level while the other cash flow is based on an interest rate or the measured volatility of a different reference investment. The unrealized appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movement, rather than general directional increases or decreases in its price. Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Funds.
For the period ended April 30, 2017, Global Bond had entered into one foreign currency volatility swap with a notional amount of  $6,591,900. Global Bond entered into foreign currency volatility swaps to take a position on future expectations of volatility. There were no open volatility swaps at April 30, 2017 for Global Bond.
H. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund, except for Global Bond, declares and pays dividends, if any, annually. Effective February 28, 2017, Global Bond declares dividends daily and pays dividends, if any, monthly. Prior to February 28, 2017, Global Bond declared and paid dividends, if any, monthly. Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
I. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
J. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
K. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets (except Multi-Manager International Small Cap and Global Equity, which can each lend up to 30% of its

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

total assets) to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds' other risks.
L. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
M. Delayed-Delivery or When-Issued Transactions. Each Fund may purchase or sell securities on a when-issued or a delayed-delivery basis. Each Fund may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.
To mitigate counterparty risk, the Funds have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statements of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).
At April 30, 2017, there was no cash collateral posted to or from any Fund for delayed-delivery or when-issued transactions.
N. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the period ended April 30, 2017, the cost of purchases and the proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
Diversified Emerging Markets Debt	$1,406,686	$—
Diversified International	2,489,288	7,618,073
Global Bond	98,033,173	224,516,718
Global Equity	82,146,723	108,485,889
Global Perspectives®	15,592,193	16,228,042
Multi-Manager International Small Cap	54,226,029	108,613,515
Russia	12,524,267	15,648,072
U.S. government securities not included above were as follows:
	Purchases	Sales
Global Bond	$250,176,465	$288,329,778

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited) (continued)

NOTE 4 — REDEMPTION FEES
A 2% redemption fee is charged on shares of Russia that are redeemed (including in connection with an exchange) within 365 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the period ended April 30, 2017 and the year ended October 31, 2016 were $11,520 and $7,025, respectively, and are reflected in the accompanying Statements of Changes in Net Assets.
NOTE 5 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. On March 9, 2017, the Board approved a change to reflect that Voya Investments, the Investment Adviser to Multi-Manager International Small Cap, may, from time to time, directly manage a portion of the Fund’s investment portfolio effective April 3, 2017. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates.
Fund	As a Percentage of Average Daily Net Assets
Diversified Emerging Markets Debt	0.80%
Diversified International	0.10% on affiliated Underlying Funds;
0.40% on unaffiliated Underlying Funds or other direct investments
Global Bond	0.50%
Global Equity	0.95% on the first $500 million;
0.90% on the next $500 million; and
0.825% in excess of $1 billion
Global Perspectives®	0.20% on affiliated Underlying Funds;
0.40% on unaffiliated Underlying Funds or other direct investments
Multi-Manager International Small Cap	1.10% on first $500 million;
1.00% on next $500 million; and
0.95% in excess of $1 billion
Russia	1.35%
The Investment Adviser has contractually agreed to waive a portion of the management fee for Multi-Manager International Small Cap. The waiver was effective in connection with a sub-advisory fee reduction that occurred on June 1, 2009. The waiver is calculated as follows: waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate) x average daily net assets as of the calculation date. For the period ended April 30, 2017, the Investment Adviser waived $38,393 in management fees for the Fund. Termination or modification of this obligation requires approval by the Board.
The Investment Adviser is also contractually obligated to waive the management fee for Class P shares of Global Bond. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
Each Fund has entered into a sub-advisory agreement with each sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or Investment Adviser may determine, each sub-adviser manages each respective Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations. The sub-adviser of each Fund is as follows (*denotes a related party sub-adviser):
Fund	Sub-Adviser
Diversified Emerging Markets Debt	Voya IM*
Diversified International	Voya IM*
Global Bond	Voya IM*
Global Equity	Voya IM*
Global Perspectives®	Voya IM*
Multi-Manager International Small Cap	Acadian Asset Management LLC, Victory Capital Management Inc. and Wellington Management Company LLP
Russia	NNIP Advisors B.V.
NOTE 6 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds, except Class I, Class P, Class R6 and Class W, has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited) (continued)

NOTE 6 — DISTRIBUTION AND SERVICE FEES (continued)

Fund	Class A	Class B	Class C	Class O	Class R
Diversified Emerging Markets Debt	0.25%	N/A	1.00%	N/A	N/A
Diversified International	0.25%	1.00%	1.00%	0.25%	0.50%
Global Bond	0.25%	1.00%	1.00%	0.25%	0.50%
Global Equity	0.25%	1.00%	1.00%	N/A	N/A
Global Perspectives®	0.25%	N/A	1.00%	N/A	0.50%
Multi-Manager International Small Cap	0.35%	1.00%	1.00%	0.25%	N/A
Russia	0.25%	N/A	N/A	N/A	N/A
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended April 30, 2017, the Distributor retained the following amounts in sales charges from the following Funds:
	Class A	Class C
Initial Sales Charges:
Diversified Emerging Markets Debt	$6	$—
Diversified International	841	—
Global Bond	372	—
Global Equity	1,149	—
Global Perspectives®	1,843	—
Multi-Manager International Small Cap	425	—
Russia	6,375	—
Contingent Deferred Sales Charges:
Diversified International	$—	$36
Global Bond	2	560
Global Equity	—	90
Global Perspectives®	—	638
Multi-Manager International Small Cap	—	18

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At April 30, 2017, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Global Perspectives Portfolio	Global Bond	5.44%
Voya Institutional Trust Company	Global Bond	5.92
	Global Perspectives®	55.32
	Multi-Manager International Small Cap	6.53
Voya Investment Management Co. LLC	Diversified Emerging Markets Debt	48.33
Voya Solution 2025 Portfolio	Global Bond	11.00
Voya Solution Income Portfolio	Global Bond	5.61
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may request that the Funds’ sub-advisers use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture on the Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES
At April 30, 2017, the below Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:
Fund	Accrued Expenses	Amount
Diversified International	Transfer Agent	$50,809
Global Equity	Transfer Agent	132,938
Global Perspective®	Audit Fee	7,035
	Transfer Agent	6,880
Russia	Custody	95,183
	Transfer Agent	66,788

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited) (continued)

NOTE 9 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
Maximum Operating Expense Limit (as a percentage of average net assets)
Fund	Class A	Class B	Class C	Class I	Class O	Class P	Class R	Class R6	Class W
Diversified Emerging Markets Debt(1)	1.25%	N/A	2.00%	0.95%	N/A	N/A	N/A	N/A	1.00%
Diversified International(1)	1.58%	2.33%	2.33%	1.33%	1.58%	N/A	1.83%	N/A	1.33%
Global Bond	0.90%	1.65%	1.65%	0.65%	0.90%	0.15%	1.15%	0.65%	0.65%
Global Equity	1.35%	2.10%	2.10%	1.10%	N/A	N/A	N/A	N/A	1.10%
Global Perspectives®(1)	1.23%	N/A	1.98%	0.98%	N/A	N/A	1.48%	N/A	0.98%
Multi-Manager International Small Cap	1.95%	2.60%	2.60%	1.40%	1.85%	N/A	N/A	N/A	1.60%
Russia	2.15%	N/A	N/A	1.90%	N/A	N/A	N/A	N/A	1.90%

(1)
For Diversified Emerging Markets Debt, Diversified International and Global Perspectives®, the operating expense limits shown take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Fund will vary based on each Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

Pursuant to side letter agreements, through March 1, 2018, the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.
Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Diversified International(1)(2)	1.33%	2.08%	2.08%	1.08%	1.33%	1.58%	1.08%
Multi-Manager International SmallCap(1)	1.68%	2.33%	2.33%	1.25%	1.58%	N/A	1.33%
Russia(1)	2.00%	N/A	N/A	1.75%	N/A	N/A	1.75%

(1)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

(2)
The side letter agreement for Diversified International includes the expenses of the Underlying Funds.

Unless otherwise specified above and with the exception of the non-recoupable Class P management fee waiver for Global Bond, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of April 30, 2017, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:
	April 30,
	2018	2019	2020	Total
Diversified Emerging Markets Debt	$63,010	$92,578	$102,600	$258,188
Global Bond	—	—	21,055	21,055
Global Equity	410,339	404,092	372,427	1,186,858
Global Perspectives®	100,507	87,681	83,539	271,727
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of April 30, 2017, are as follows:
	April 30,
	2018	2019	2020	Total
Diversified Emerging Markets Debt
Class A	$44	$23	$57	$124
Class C	6	21	31	58
Class W	3	7	26	36
Global Bond
Class A	$70,406	$47,412	$39,198	$157,016
Class B	291	88	39	418
Class C	34,745	22,013	19,290	76,048
Class O	2,470	1,882	2,028	6,380
Class R	1,003	2,931	5,023	8,957
Class W	27,721	48,084	71,019	146,824
Global Equity
Class A	$68,138	$67,557	$240,310	$376,005
Class B	850	454	1,255	2,559
Class C	41,929	30,386	104,683	176,998
Class W	1,439	1,171	4,186	6,796
Global Perspectives®
Class I	$163	$305	$205	$673
The expense limitation agreements are contractual through March 1, 2018 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 10 — PURCHASED AND WRITTEN OPTIONS
Transactions in credit default swaptions purchased options for Global Bond for the period ended April 30, 2017 were as follows:
	USD Notional	Cost
Balance at 10/31/2016	—	$—
Options Purchased	22,000,000	27,500
Options Expired	(22,000,000)	(27,500)
Balance at 4/30/2017	—	$—

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited) (continued)

NOTE 10 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in purchased foreign currency options for Global Bond for the period ended April 30, 2017 were as follows:
	USD Notional	Cost
Balance at 10/31/2016	306,600,000	$1,392,533
Options Purchased	490,260,000	2,771,737
Options Terminated in Closing Sell Transactions	(445,860,000)	(2,525,988)
Options Expired	(351,000,000)	(1,638,282)
Balance at 4/30/2017	—	$—

Transactions in purchased interest rate swaptions for Global Bond for the period ended April 30, 2017 were as follows:
	EUR Notional	USD Notional	Cost
Balance at 10/31/2016	—	1,033,400,000	$14,338,450
Options Purchased	111,700,000	2,375,000,000	68,124,689
Options Terminated in Closing Sell Transactions	—	(2,989,400,000)	(69,881,495)
Options Expired	—	(34,100,000)	(1,203,730.00)
Balance at 4/30/2017	111,700,000	384,900,000	$11,377,914

Transactions in written foreign currency options for Global Bond for the period ended April 30, 2017 were as follows:
	USD Notional	Premiums Received
Balance at 10/31/2016	394,300,000	$2,005,622
Options Written	216,800,000	517,615
Options Terminated in Closing Purchase Transactions	(306,500,000)	(1,740,745)
Options Expired	(304,600,000)	(782,492)
Balance at 4/30/2017	—	$—

Transactions in written interest rate swaptions for Global Bond for the period ended April 30, 2017 were as follows:
	EUR Notional	USD Notional	Premiums Received
Balance at 10/31/2016	—	1,421,100,000	$14,908,221
Options Written	1,737,900,000	1,783,600,000	73,405,949
Options Terminated in Closing Purchase Transactions	(124,000,000)	(2,330,400,000)	(74,634,307)
Options Expired	—	(526,700,000)	(1,465,711)
Balance at 4/30/2017	1,613,900,000	347,600,000	$12,214,152

Transactions in written interest rate caps for Global Bond for the period ended April 30, 2017 were as follows:
	USD Notional	Premiums Received
Balance at 10/31/2016	—	$—
Options Written	2,234,800,000	1,275,689
Balance at 4/30/2017	2,234,800,000	$1,275,689

Transactions in written interest rate floors for Global Bond for the period ended April 30, 2017 were as follows:
	USD Notional	Premiums Received
Balance at 10/31/2016	—	$—
Options Written	2,234,800,000	1,275,689
Balance at 4/30/2017	2,234,800,000	$1,275,689

NOTE 11 — LINE OF CREDIT
Each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (“Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Funds or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Funds utilized the line of credit during the period ended April 30, 2017:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Diversified Emerging Markets Debt	1	$948,000	1.91%
Diversified International	3	548,000	1.41
Global Bond	26	1,751,846	1.75
Global Equity	1	1,097,000	1.41
Multi-Manager International Small Cap	2	1,064,819	1.66

At April 30, 2017, Global Bond had an outstanding balance of  $4,978,000.

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited) (continued)

NOTE 12 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)	($)
Diversified Emerging Markets Debt
Class A
4/30/2017	1,912	—	94	(1,953)	—	53	17,397	—	—	845	—	(18,229)	—	13
10/31/2016	4,344	—	87	(1,466)	—	2,965	38,910	—	—	744	—	(13,410)	—	26,244
Class C
4/30/2017	1,347	—	29	(168)	—	1,208	12,012	—	—	258	—	(1,499)	—	10,771
10/31/2016	78	—	47	—	—	125	704	—	—	400	—	—	—	1,104
Class I
4/30/2017	188,160	—	32,397	(42,292)	—	178,265	1,738,088	—	—	290,926	—	(391,102)	—	1,637,912
10/31/2016	1,782,081	—	6,032	(31,814)	—	1,756,299	16,473,779	—	—	51,571	—	(295,321)	—	16,230,029
Class W
4/30/2017	1,476	—	36	(5)	—	1,507	13,580	—	—	326	—	(45)	—	13,861
10/31/2016	288	—	18	—	—	306	2,700	—	—	155	—	—	—	2,855
Diversified International
Class A
4/30/2017	36,363	—	—	(361,561)	—	(325,198)	349,784	—	—	—	—	(3,509,677)	—	(3,159,893)
10/31/2016	136,136	—	29,372	(663,929)	—	(498,421)	1,251,910	—	—	276,980	—	(6,210,641)	—	(4,681,751)
Class B
4/30/2017	21	—	—	(8,662)	—	(8,641)	198	—	—	—	—	(82,711)	—	(82,513)
10/31/2016	—	—	—	(88,645)	—	(88,645)	—	—	—	—	—	(817,810)	—	(817,810)
Class C
4/30/2017	14,470	—	—	(212,106)	—	(197,636)	142,549	—	—	—	—	(2,029,682)	—	(1,887,133)
10/31/2016	44,206	—	3,849	(399,067)	—	(351,012)	415,458	—	—	36,138	—	(3,698,598)	—	(3,247,002)
Class I
4/30/2017	72,567	—	—	(129,627)	—	(57,060)	702,061	—	—	—	—	(1,258,887)	—	(556,826)
10/31/2016	162,127	—	5,210	(246,152)	—	(78,815)	1,483,649	—	—	48,968	—	(2,254,815)	—	(722,198)
Class O
4/30/2017	13,246	—	—	(40,943)	—	(27,697)	128,196	—	—	—	—	(397,219)	—	(269,023)
10/31/2016	35,954	—	—	(60,553)	—	(24,599)	327,889	—	—	—	—	(561,248)	—	(233,359)
Class R
4/30/2017	491	—	—	(1,079)	—	(588)	4,805	—	—	—	—	(10,439)	—	(5,634)
10/31/2016	9,392	—	73	(342)	—	9,123	88,335	—	—	675	—	(3,183)	—	85,827
Class W
4/30/2017	51,376	—	—	(3,621)	—	47,755	502,287	—	—	—	—	(34,987)	—	467,300
10/31/2016	45,430	—	943	(9,370)	—	37,003	427,297	—	—	8,835	—	(85,724)	—	350,408
Global Bond
Class A
4/30/2017	156,153	—	94,084	(827,507)	—	(577,270)	1,511,835	—	—	910,755	—	(8,006,726)	—	(5,584,136)
10/31/2016	859,379	—	211,643	(2,855,582)	—	(1,784,560)	8,536,539	—	—	2,088,510	—	(28,501,791)	—	(17,876,742)
Class B
4/30/2017	—	—	100	(111)	—	(11)	—	—	—	953	—	(1,062)	—	(109)
10/31/2016	9	—	226	(6,228)	—	(5,993)	96	—	—	2,208	—	(60,200)	—	(57,896)
Class C
4/30/2017	77,589	—	33,904	(476,345)	—	(364,852)	745,912	—	—	326,312	—	(4,576,126)	—	(3,503,902)
10/31/2016	114,938	—	69,542	(855,055)	—	(670,575)	1,137,671	—	—	682,908	—	(8,346,819)	—	(6,526,240)
Class I
4/30/2017	1,583,755	—	202,056	(5,641,747)	—	(3,855,936)	15,265,652	—	—	1,946,042	—	(54,810,152)	—	(37,598,458)
10/31/2016	4,114,669	—	381,360	(6,566,785)	—	(2,070,756)	40,141,917	—	—	3,748,399	—	(63,950,664)	—	(20,060,348)
Class O
4/30/2017	14,661	—	6	(13,354)	—	1,313	138,984	—	—	51	—	(126,316)	—	12,719
10/31/2016	26,550	—	4	(36,765)	—	(10,211)	257,054	—	—	39	—	(353,183)	—	(96,090)
Class P
4/30/2017	304	—	289	(99)	—	494	2,940	—	—	2,801	—	(970)	—	4,771
6/29/2016(1) - 10/31/2016	10,022	—	148	(77)	—	10,093	101,114	—	—	1,497	—	(780)	—	101,831
Class R
4/30/2017	85,630	—	14,196	(70,515)	—	29,311	826,723	—	—	137,092	—	(679,444)	—	284,371
10/31/2016	281,382	—	18,974	(74,541)	—	225,815	2,779,444	—	—	187,800	—	(738,920)	—	2,228,324

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited) (continued)

NOTE 12 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)	($)
Global Bond (continued)
Class R6
4/30/2017	1,616,117	—	470,431	(12,281,206)	—	(10,194,658)	15,688,364	—	—	4,550,830	—	(119,540,706)	—	(99,301,512)
10/31/2016	3,170,637	—	910,762	(8,145,122)	—	(4,063,723)	31,479,849	—	—	8,989,865	—	(79,771,785)	—	(39,302,071)
Class W
4/30/2017	1,406,953	—	209,228	(4,880,509)	—	(3,264,328)	13,302,415	—	—	1,978,109	—	(45,691,586)	—	(30,411,062)
10/31/2016	4,054,306	—	388,189	(2,200,926)	—	2,241,569	39,237,477	—	—	3,760,465	—	(21,342,710)	—	21,655,232
Global Equity
Class A
4/30/2017	70,183	—	64,699	(738,874)	—	(603,992)	2,134,362	—	—	1,917,032	—	(22,560,113)	—	(18,508,719)
10/31/2016	156,162	—	87,780	(1,418,510)	—	(1,174,568)	4,403,279	—	—	2,508,753	—	(40,343,705)	—	(33,431,673)
Class B
4/30/2017	1	—	71	(3,867)	—	(3,795)	20	—	—	2,325	—	(129,367)	—	(127,022)
10/31/2016	35	—	184	(17,170)	—	(16,951)	601	—	—	5,768	—	(529,352)	—	(522,983)
Class C
4/30/2017	9,340	—	13,284	(318,049)	—	(295,425)	265,570	—	—	367,301	—	(9,043,908)	—	(8,411,037)
10/31/2016	48,045	—	22,684	(724,818)	—	(654,089)	1,235,943	—	—	605,450	—	(19,243,216)	—	(17,401,823)
Class I
4/30/2017	135,786	—	14,704	(190,911)	—	(40,421)	4,220,761	—	—	439,349	—	(5,922,733)	—	(1,262,623)
10/31/2016	202,459	—	18,196	(421,192)	—	(200,537)	5,836,013	—	—	524,405	—	(12,148,162)	—	(5,787,744)
Class W
4/30/2017	41,570	—	1,615	(16,117)	—	27,068	1,304,722	—	—	48,230	—	(500,973)	—	851,979
10/31/2016	11,026	—	2,124	(51,846)	—	(38,696)	314,609	—	—	61,144	—	(1,478,591)	—	(1,102,838)
Global Perspectives®
Class A
4/30/2017	33,091	—	20,929	(128,426)	—	(74,406)	358,390	—	—	220,383	—	(1,390,345)	—	(811,572)
10/31/2016	113,209	—	9,891	(160,862)	—	(37,762)	1,182,275	—	—	100,689	—	(1,699,134)	—	(416,170)
Class C
4/30/2017	54,070	—	11,108	(72,534)	—	(7,356)	582,274	—	—	115,859	—	(776,344)	—	(78,211)
10/31/2016	145,350	—	2,985	(86,078)	—	62,257	1,517,970	—	—	30,145	—	(897,269)	—	650,846
Class I
4/30/2017	41,879	—	2,677	(6,597)	—	37,959	453,079	—	—	28,219	—	(71,197)	—	410,101
10/31/2016	45,189	—	321	(9,211)	—	36,299	491,066	—	—	3,275	—	(95,968)	—	398,373
Class R
4/30/2017	136,106	—	53,897	(134,015)	—	55,988	1,473,323	—	—	565,916	—	(1,452,561)	—	586,678
10/31/2016	249,260	—	20,394	(151,428)	—	118,226	2,579,725	—	—	207,207	—	(1,584,377)	—	1,202,555
Class W
4/30/2017	124,973	—	11,012	(149,445)	—	(13,460)	1,358,461	—	—	116,176	—	(1,620,759)	—	(146,122)
10/31/2016	69,912	—	6,062	(80,276)	—	(4,302)	739,385	—	—	61,889	—	(849,320)	—	(48,046)
Multi-Manager International Small Cap
Class A
4/30/2017	77,393	—	6,115	(236,549)	—	(153,041)	3,907,060	—	—	289,972	—	(11,767,746)	—	(7,570,714)
10/31/2016	207,294	—	9,786	(354,423)	—	(137,343)	9,860,310	—	—	468,928	—	(16,842,589)	—	(6,513,351)
Class B
4/30/2017	—	—	—	(454)	—	(454)	—	—	—	—	—	(23,884)	—	(23,884)
10/31/2016	—	—	—	(5,748)	—	(5,748)	—	—	—	—	—	(295,560)	—	(295,560)
Class C
4/30/2017	1,337	—	—	(70,895)	—	(69,558)	61,974	—	—	—	—	(3,321,806)	—	(3,259,832)
10/31/2016	7,375	—	466	(66,767)	—	(58,926)	322,031	—	—	20,782	—	(2,955,905)	—	(2,613,092)
Class I
4/30/2017	226,989	—	20,640	(1,008,149)	—	(760,520)	11,454,764	—	—	974,808	—	(51,139,769)	—	(38,710,197)
10/31/2016	343,214	—	26,774	(554,149)	—	(184,161)	16,285,432	—	—	1,278,750	—	(26,025,770)	—	(8,461,588)
Class O
4/30/2017	2,575	—	—	(4,572)	—	(1,997)	127,930	—	—	—	—	(223,887)	—	(95,957)
10/31/2016	6,119	—	—	(12,470)	—	(6,351)	285,118	—	—	—	—	(595,560)	—	(310,442)
Class W
4/30/2017	63,596	—	6,750	(90,869)	—	(20,523)	3,778,579	—	—	383,716	—	(5,639,799)	—	(1,477,504)
10/31/2016	146,146	—	7,729	(155,814)	—	(1,939)	8,234,114	—	—	443,473	—	(8,965,662)	—	(288,075)

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited) (continued)

NOTE 12 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)	($)
Russia
Class A
4/30/2017	246,399	—	46,240	(375,429)	—	(82,790)	6,697,548	—	—	1,238,581	11,267	(10,091,441)	—	(2,144,045)
10/31/2016	148,679	—	93,408	(670,428)	—	(428,341)	3,202,772	—	—	1,907,391	6,778	(14,946,647)	—	(9,829,706)
Class I
4/30/2017	64,999	—	3,399	(114,147)	—	(45,749)	1,776,221	—	—	91,407	—	(3,121,492)	—	(1,253,864)
10/31/2016	168,696	—	2,786	(102,145)	—	69,337	3,844,688	—	—	57,147	9	(2,310,397)	—	1,591,447
Class W
4/30/2017	25,341	—	163	(2,973)	—	22,531	655,556	—	—	4,356	253	(79,015)	—	581,150
10/31/2016	2,537	—	410	(6,962)	—	(4,015)	57,878	—	—	8,351	238	(153,948)	—	(87,481)

(1)
Commencement of operations.

NOTE 13 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of April 30, 2017:
Global Bond Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Credit Suisse Securities (USA) LLC	$154,303	$(154,303)	$—
J.P. Morgan Securities LLC	961,871	(961,871)	—
Jefferies LLC	348,455	(348,455)	—
Morgan Stanley & Co. LLC	326,586	(326,586)	—
Wells Fargo Securities LLC	783,092	(783,092)	—
Total	$2,574,307	$(2,574,307)	$—

(1)
Collateral with a fair value of  $2,642,184 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager International Small Cap Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$20,456	$(20,456)	$—
Citigroup Global Markets Inc.	74,794	(74,794)	—
Credit Suisse Securities (Europe) Limited	164,700	(164,700)	—
Credit Suisse Securities (USA) LLC	216,118	(216,118)	—
Deutsche Bank Securities Inc.	287,168	(287,168)	—
Deutsche Bank, AG	169,149	(169,149)	—
Goldman, Sachs & Co.	29,073	(29,073)	—

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited) (continued)

NOTE 13 — SECURITIES LENDING (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
J.P. Morgan Securities LLC	60,734	(60,734)	—
JP Morgan Securities, Plc.	982,939	(982,939)	—
Merrill Lynch International	66,160	(66,160)	—
Morgan Stanley & Co. LLC	135,000	(135,000)	—
Nomura International PLC	326,909	(326,909)	—
Societe Generale	72,957	(72,957)	—
UBS Securities LLC.	118,809	(118,809)	—
Total	$2,724,966	$(2,724,966)	$—

(1)
Collateral with a fair value of  $2,941,444 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 14 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, paydowns, income from passive foreign investment companies (PFICs), wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Six Months Ended April 30, 2017			Year Ended October 31, 2016
	Ordinary Income	Long-term Capital Gain	Return of Capital	Ordinary Income	Return of Capital
Diversified Emerging Markets Debt	$292,355	$—	$—	$52,870	$—
Diversified International	—	—	—	464,529	—
Global Bond	4,955,399	—	5,582,246	602,035	19,693,844
Global Equity	3,353,072	—	—	4,558,176	—
Global Perspectives®	813,633	243,938	—	408,069	—
Multi-Manager International Small Cap	1,759,127	—	—	2,391,528	—
Russia	1,458,797	—	—	2,162,231	—
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2016 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds' pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Late Year Ordinary Losses Deferred	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
					Amount	Character	Expiration
Diversified Emerging Markets Debt	$216,064	$—	$—	$170,290	$(17,108)	Short-term	None
					(71,694)	Long-term	None
					$(88,802)
Diversified International	—	—	(71,111)	1,738,342	(93,445,922)	Short-term	2017
					(33,117,873)	Short-term	2018
					(824,702)	Short-term	2019
					(51,334)	Long-term	None
					$(127,439,831)

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited) (continued)

NOTE 14 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Late Year Ordinary Losses Deferred	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
					Amount	Character	Expiration
Global Bond	—	—	—	1,654,972	—	—	—
Global Equity	3,347,664	—	—	12,841,856	(70,133,094)	Short-term	2017
					(8,757,263)	Short-term	2018
					(26,495,319)	Short-term	None
					(90,294,801)	Long-term	None
					$(195,680,477)	*
Global Perspectives®	388,264	251,842	—	(340,494)	—	—	—
Multi-Manager International Small Cap	1,211,078	—	—	6,148,894	(202,973,948)	Short-term	2017
Russia	425,908	—	—	14,408,846	(57,145,966)	Short-term	2017
					(21,810,157)	Short-term	2018
					(2,163,679)	Short-term	None
					(11,264,618)	Long-term	None
					$(92,384,420)

*
Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of April 30, 2017, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.
NOTE 15 — SUBSEQUENT EVENTS
Class conversion: On March 9, 2017, the Board approved the early conversion for all Funds’ Class B shares to Class A shares of the same Fund, except for Diversified Emerging Markets Debt, Global Perspectives® and Russia, which do not have Class B shares. At the close of business on May 2, 2017, all outstanding Class B shares of each respective Fund were converted to Class A shares of the same Fund, which is prior to the date the Class B shares would normally be converted to Class A shares.
Liquidation: On May 18, 2017, the Board approved a proposal to liquidate Diversified International on or about August 11, 2017.
Line of Credit renewal: Effective May 19, 2017, the funds to which the Credit Agreement is available have entered into a Credit Agreement with BNY for an aggregate amount of $400,000,000 and will continue to pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Dividends: Subsequent to April 30, 2017, the Funds paid the following distributions:
	Per Share Amount	Payable Date	Record Date
Global Bond
Class A	$0.0350	June 1,2017	Daily
Class C	$0.0286	June 1,2017	Daily
Class I	$0.0373	June 1,2017	Daily
Class O	$0.0343	June 1,2017	Daily
Class P	$0.0418	June 1,2017	Daily
Class R	$0.0329	June 1,2017	Daily
Class R6	$0.0376	June 1,2017	Daily
Class W	$0.0363	June 1,2017	Daily
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
Voya Diversified Emerging Markets Debt Fund	as of April 30, 2017 (Unaudited)

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 97.9%
	Affiliated Investment Companies: 97.7%
687,523	Voya Emerging Markets Corporate Debt Fund - Class P	$6,875,231	35.3
640,017	Voya Emerging Markets Hard Currency Debt Fund - Class P	6,252,963	32.1
785,750	Voya Emerging Markets Local Currency Debt Fund - Class P	5,924,558	30.5
	Total Mutual Funds (Cost $18,658,755)	19,052,752	97.9
SHORT-TERM INVESTMENTS: 1.1%
	Mutual Funds: 1.1%
222,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.650%†† (Cost $222,000)	222,000	1.1
Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
Total Short-Term Investments (Cost $222,000)	$222,000	1.1
Total Investments in Securities (Cost $18,880,755)	$19,274,752	99.0
Assets in Excess of Other Liabilities	203,385	1.0
Net Assets	$19,478,137	100.0

††
Rate shown is the 7-day yield as of April 30, 2017.

Cost for federal income tax purposes is $18,885,258.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$389,494
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$389,494

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2017
Asset Table
Investments, at fair value
Mutual Funds	$19,052,752	$—	$—	$19,052,752
Short-Term Investments	222,000	—	—	222,000
Total Investments, at fair value	$19,274,752	$—	$—	$19,274,752
Other Financial Instruments+
Forward Foreign Currency Contracts	—	7	—	7
Total Assets	$19,274,752	$7	$—	$19,274,759
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(22)	$—	$(22)
Total Liabilities	$—	$(22)	$—	$(22)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Diversified Emerging Markets Debt Fund	as of April 30, 2017 (Unaudited) (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended April 30, 2017, where the following issuers were considered an affiliate:
Issuer	Beginning Market Value at 10/31/16	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 4/30/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Corporate Debt Fund - Class P	$6,193,801	$621,867	$—	$59,563	$6,875,231	$151,867	$—	$—
Voya Emerging Markets Hard Currency Debt Fund - Class P	6,104,643	150,785	—	(2,465)	6,252,963	134,818	—	—
Voya Emerging Markets Local Currency Debt Fund - Class P	5,128,417	634,035	—	162,106	5,924,558	—	—	—
	$17,426,861	$1,406,687	$—	$219,204	$19,052,752	$286,685	$—	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At April 30, 2017, the following forward foreign currency contracts were outstanding for Voya Diversified Emerging Markets Debt Fund:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank N.A.	Colombian Peso	5,499,560	Buy	05/19/17	$1,886	$1,864	$(22)
							$22
Barclays Bank PLC	Colombian Peso	5,499,560	Sell	05/19/17	$1,871	$1,864	$7
							$7

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$7
Total Asset Derivatives		$7
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$22
Total Liability Derivatives		$22

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Swaps	Total
Foreign exchange contracts	$(2,778)	$—	$(2,778)
Credit contracts	—	106	106
Total	$(2,778)	$106	$(2,672)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Diversified Emerging Markets Debt Fund	as of April 30, 2017 (Unaudited) (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$583
Total	$583

*
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at April 30, 2017:
	Barclays Bank PLC	JPMorgan Chase Bank N.A.	Totals
Assets:
Forward foreign currency contracts	$7	$—	$7
Total Assets	$7	$—	$7
Liabilities:
Forward foreign currency contracts	$—	$22	$22
Total Liabilities	$—	$22	$22
Net OTC derivative instruments by counterparty, at fair value	$7	$(22)	$(15)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$7	$(22)	$(15)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Diversified International Fund	as of April 30, 2017 (Unaudited)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 16.5%
112,693	iShares MSCI EAFE Index Fund	$7,189,814	16.5
	Total Exchange-Traded Funds (Cost $6,925,710)	7,189,814	16.5
MUTUAL FUNDS: 83.5%
	Affiliated Investment Companies: 83.5%
282,542	Voya Multi-Manager Emerging Markets Equity Fund - Class I	3,116,443	7.2
1,765,430	Voya Multi-Manager International Equity Fund - Class I	19,560,965	45.0
1,150,391	Voya Multi-Manager International Factors Fund - Class I	11,411,883	26.2
40,330	Voya Multi-Manager International Small Cap Fund - Class I	2,214,517	5.1
Shares	Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
Total Mutual Funds (Cost $30,406,835)	$36,303,808	83.5
Total Investments in Securities (Cost $37,332,545)	$43,493,622	100.0
Liabilities in Excess of Other Assets	(12,377)	—
Net Assets	$43,481,245	100.0

Cost for federal income tax purposes is $38,082,129.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$5,411,493
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$5,411,493

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2017
Asset Table
Investments, at fair value
Exchange-Traded Funds	$7,189,814	$—	$—	$7,189,814
Mutual Funds	36,303,808	—	—	36,303,808
Total Investments, at fair value	$43,493,622	$—	$—	$43,493,622

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended April 30, 2017, where the following issuers were considered an affiliate:
Issuer	Beginning Market Value at 10/31/16	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 4/30/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya International Core Fund - Class I	$12,109,708	$952,037	$(2,579,830)	$929,968	$11,411,883	$173,736	$93,739	$—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	2,246,412	899,951	(299,971)	270,051	3,116,443	23,613	(2,907)	—
Voya Multi-Manager International Equity Fund - Class I	20,198,338	612,394	(2,667,520)	1,417,753	19,560,965	349,471	6,051	—
Voya Multi-Manager International Small Cap Fund - Class I	2,244,548	24,906	(144,239)	89,302	2,214,517	22,416	176,323	—
	$36,799,006	$2,489,288	$(5,691,560)	$2,707,074	$36,303,808	$569,236	$273,206	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2017 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 29.9%
		Argentina: 0.4%
1,000,000	#	YPF SA, 8.500%, 03/23/21	$1,133,750	0.4
		Brazil: 0.7%
1,600,000		Petrobras Global Finance BV, 8.750%, 05/23/26	1,869,600	0.7
		Canada: 0.2%
475,000		Other Securities	488,544	0.2
		Chile: 0.2%
300,000	#	Corp Nacional del Cobre de Chile, 4.500%, 09/16/25	317,194	0.1
200,000	#	Empresa de Transporte de Pasajeros Metro SA, 5.000%, 01/25/47	214,022	0.1
			531,216	0.2
		China: 0.3%
720,000		Other Securities	732,473	0.3
		France: 0.6%
257,000	#	BPCE SA, 5.150%, 07/21/24	268,142	0.1
256,000	#	Electricite de France SA, 2.350%, 10/13/20	257,002	0.1
500,000	#	SFR Group SA, 6.000%, 05/15/22	523,125	0.2
611,000		Other Securities	615,397	0.2
			1,663,666	0.6
		Guernsey: 0.3%
662,000		Other Securities	666,429	0.3
		India: 0.2%
492,000	#	Reliance Industries Ltd., 5.875%, 02/28/49	504,128	0.2
		Indonesia: 0.2%
600,000		Other Securities	643,788	0.2
		Ireland: 0.3%
794,000		Other Securities	804,572	0.3
		Italy: 0.3%
688,000		Other Securities	703,620	0.3
		Jamaica: 0.2%
322,000	#	Digicel Ltd., 6.750%, 03/01/23	307,913	0.1
243,000		Other Securities	232,065	0.1
			539,978	0.2
		Japan: 0.6%
770,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd./The, 2.300%, 03/05/20	771,143	0.3
255,000	#	Mizuho Bank Ltd., 3.200%, 03/26/25	256,612	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Japan (continued)
375,000		Other Securities	$388,619	0.2
			1,416,374	0.6
		Kazakhstan: 0.3%
675,000		Other Securities	671,746	0.3
		Luxembourg: 0.2%
380,000	#	Altice Financing SA, 6.625%, 02/15/23	403,275	0.1
215,000	#	Dana Financing Luxembourg Sarl, 5.750%, 04/15/25	220,779	0.1
			624,054	0.2
		Mexico: 1.3%
567,000	#,L	Cemex SAB de CV, 6.125%, 05/05/25	610,211	0.3
1,175,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	1,242,562	0.5
289,000	#	Nemak SA de CV, 5.500%, 02/28/23	299,838	0.1
1,100,000		Petroleos Mexicanos, 4.500%-6.875%, 01/23/26-06/27/44	1,114,250	0.4
			3,266,861	1.3
		Netherlands: 1.1%
1,141,000		Shell International Finance BV, 3.250%-4.000%, 05/11/25-05/10/46	1,143,573	0.5
290,000	#	Siemens Financieringsmaatschappij NV, 2.350%, 10/15/26	272,363	0.1
1,295,000		Other Securities(a)	1,274,225	0.5
			2,690,161	1.1
		Norway: 0.1%
382,000		Other Securities	380,203	0.1
		Peru: 0.2%
400,000	#	El Fondo Mivivienda SA, 3.500%, 01/31/23	405,000	0.2
		Russia: 0.6%
400,000	#	Gazprom OAO Via Gaz Capital SA, 5.999%, 01/23/21	434,556	0.2
1,000,000		MMC Norilsk Nickel OJSC via MMC Finance DAC, 5.550%, 10/28/20	1,074,374	0.4
			1,508,930	0.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		South Africa: 0.2%
500,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	$487,957	0.2
		Sweden: 0.3%
666,000	#,L	Nordea Bank AB, 5.500%, 09/29/49	680,652	0.3
		Switzerland: 0.5%
456,000	#	Credit Suisse AG, 6.500%, 08/08/23	508,726	0.2
604,000		UBS AG/Stamford CT, 7.625%, 08/17/22	706,680	0.3
			1,215,406	0.5
		Trinidad And Tobago: 0.1%
229,167		Other Securities	228,701	0.1
		United Arab Emirates: 0.5%
1,080,000	#	Abu Dhabi National Energy Co. PJSC, 5.875%, 12/13/21	1,210,002	0.5
		United Kingdom: 1.6%
380,000	#	Anglo American Capital PLC, 4.750%, 04/10/27	393,882	0.1
399,000	#	Santander UK Group Holdings PLC, 5.625%, 09/15/45	414,537	0.2
1,000,000		Santander UK PLC, 2.375%, 03/16/20	1,006,239	0.4
480,000	#,L	Standard Chartered PLC, 4.300%, 02/19/27	480,484	0.2
424,000	#	UBS Group Funding Jersey Ltd., 4.125%, 04/15/26	438,648	0.2
220,000	#	Virgin Media Secured Finance PLC, 5.250%, 01/15/26	223,575	0.1
980,000		Other Securities	992,712	0.4
			3,950,077	1.6
		United States: 18.4%
190,000	#	AMC Entertainment Holdings, Inc., 5.875%, 11/15/26	193,919	0.1
1,266,000		Anheuser-Busch InBev Finance, Inc., 2.650%-3.300%, 02/01/21-02/01/23	1,293,117	0.5
1,193,000		AT&T, Inc., 3.000%-5.450%, 06/30/22-03/01/47	1,207,955	0.5
1,557,000		Bank of America Corp., 3.300%-4.100%, 01/11/23-08/01/25	1,612,141	0.6
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United States (continued)
500,000	#	Builders FirstSource, Inc., 5.625%, 09/01/24	$520,625	0.2
1,190,000		Citigroup, Inc., 4.000%-5.500%, 08/05/24-09/13/25	1,258,434	0.5
300,000	#	CommScope Technologies LLC, 5.000%, 03/15/27	303,375	0.1
616,000	#	Cox Communications, Inc., 2.950%, 06/30/23	595,265	0.2
397,000	#	Dell International LLC / EMC Corp., 4.420%, 06/15/21	417,074	0.1
420,000	#	Dell International LLC / EMC Corp., 5.450%, 06/15/23	454,247	0.2
390,000	#	Dell International LLC / EMC Corp., 6.020%, 06/15/26	430,330	0.2
665,000	#	ESH Hospitality, Inc., 5.250%, 05/01/25	674,975	0.3
330,000	#	First Data Corp., 5.750%, 01/15/24	343,612	0.1
600,000	#	Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19	642,750	0.3
289,000		Goldman Sachs Group, Inc., 2.625%, 04/25/21	289,563	0.1
907,000		Goldman Sachs Group, Inc., 5.250%, 07/27/21	998,546	0.4
190,000	#	Hill-Rom Holdings, Inc., 5.000%, 02/15/25	192,850	0.1
1,025,000	#	JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 07/15/24	1,073,687	0.4
960,000		JPMorgan Chase & Co., 2.550%-6.000%, 03/01/21-12/29/49	994,781	0.4
1,206,000		Morgan Stanley, 3.750%-4.100%, 02/25/23-05/22/23	1,255,022	0.5
285,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	294,084	0.1
365,000	#	Novelis Corp., 5.875%, 09/30/26	375,950	0.2
205,000	#	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	219,734	0.1
695,000	#	Post Holdings, Inc., 5.000%, 08/15/26	693,263	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United States (continued)
150,000	#	Sirius XM Radio, Inc., 5.375%, 04/15/25	$154,313	0.1
170,000	#	Six Flags Entertainment Corp., 4.875%, 07/31/24	171,913	0.1
325,000	#	Six Flags Entertainment Corp., 5.500%, 04/15/27	332,109	0.1
390,000	#	Standard Industries, Inc./NJ, 5.000%, 02/15/27	394,875	0.2
299,000		Time Warner Cable LLC, 5.875%, 11/15/40	325,455	0.1
526,000		Time Warner, Inc., 6.500%, 11/15/36	628,163	0.3
300,000	#	Univision Communications, Inc., 5.125%, 02/15/25	300,000	0.1
720,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	581,400	0.2
598,000		Wells Fargo & Co., 4.100%, 06/03/26	620,495	0.2
25,053,000		Other Securities(a)	26,454,421	10.5
			46,298,443	18.4
		Venezuela: 0.0%
209,000		Other Securities	110,864	0.0
		Total Corporate Bonds/Notes (Cost $72,460,643)	75,427,195	29.9
COLLATERALIZED MORTGAGE OBLIGATIONS: 15.0%
		United States: 15.0%
974,333		Adjustable Rate Mortgage Trust 2006-2 1A1, 3.347%, 05/25/36	908,210	0.3
748,640		CitiMortgage Alternative Loan Trust Series 2006-A3 1A7, 6.000%, 07/25/36	695,107	0.3
9,371,162 ^		Fannie Mae 2005-18 SC, 3.659%, 03/25/35	1,029,508	0.4
5,777,707 ^		Fannie Mae 2009-106 SA, 5.259%, 01/25/40	953,953	0.4
100,000		Fannie Mae Connecticut Avenue Securities 2014-C01 M2, 5.391%, 01/25/24	112,581	0.0
550,000		Fannie Mae Connecticut Avenue Securities 2014-C03 2M2, 3.891%, 07/25/24	577,635	0.2
700,000		Fannie Mae Connecticut Avenue Securities 2014-CO3 1M2, 3.991%, 07/25/24	736,924	0.3
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
232,846	Fannie Mae REMIC Trust 2003-22 BZ, 6.000%, 04/25/33	$256,976	0.1
131,928	Fannie Mae REMIC Trust 2005-74 DK, 20.038%, 07/25/35	183,805	0.1
304,896	Fannie Mae REMIC Trust 2006-104 ES, 28.497%, 11/25/36	542,344	0.2
3,376,004 ^	Fannie Mae REMIC Trust 2007-36 SN, 5.779%, 04/25/37	637,955	0.3
562,674	Fannie Mae REMIC Trust 2007-55 DS, 12.524%, 06/25/37	689,800	0.3
2,985,952 ^	Fannie Mae REMIC Trust 2008-53 FI, 5.109%, 07/25/38	325,819	0.1
1,379,654 ^	Fannie Mae REMIC Trust 2008-58 SM, 5.109%, 07/25/38	190,749	0.1
147,528	Fannie Mae REMIC Trust 2009-66 SL, 12.517%, 09/25/39	239,094	0.1
93,200	Fannie Mae REMIC Trust 2009-66 SW, 12.683%, 09/25/39	125,235	0.1
10,683,480 ^	Fannie Mae REMIC Trust 2010-123 SL, 5.079%, 11/25/40	1,733,272	0.7
9,027,400 ^	Fannie Mae REMIC Trust 2011-55 SK, 5.569%, 06/25/41	1,733,481	0.7
332,004 ^	Fannie Mae REMIC Trust 2011-69 AI, 5.000%, 05/25/18	4,066	0.0
3,995,818 ^	Fannie Mae REMIC Trust 2011-86 NS, 4.959%, 09/25/41	618,319	0.2
1,786,571 ^	Fannie Mae REMIC Trust 2012-10 US, 5.459%, 02/25/42	263,754	0.1
4,606,932 ^	Fannie Mae REMIC Trust 2012-24 HS, 5.559%, 09/25/40	737,274	0.3
3,591,969 ^	Fannie Mae REMIC Trust 2013-31 PI, 4.500%, 02/25/43	526,744	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
1,611,103 ^	Fannie Mae Series 2007-9 SE, 5.089%, 03/25/37	$250,862	0.1
2,311,095 ^	Fannie Mae Series 2013-44 DI, 3.000%, 05/25/33	313,168	0.1
377,670 ^	Freddie Mac REMIC Trust 2303 SY, 7.706%, 04/15/31	91,416	0.0
2,687,598 ^	Freddie Mac REMIC Trust 2989 GU, 6.006%, 02/15/33	481,387	0.2
2,628,775 ^	Freddie Mac REMIC Trust 3271 SB, 5.056%, 02/15/37	403,986	0.2
6,070,818 ^	Freddie Mac REMIC Trust 3424 HI, 4.906%, 04/15/38	892,650	0.4
2,045,074 ^	Freddie Mac REMIC Trust 3632 IP, 5.000%, 02/15/40	363,099	0.1
3,677,894 ^	Freddie Mac REMIC Trust 3710 SL, 5.006%, 05/15/36	245,218	0.1
9,484,516 ^	Freddie Mac REMIC Trust 3856 KS, 5.556%, 05/15/41	1,789,335	0.7
3,870,708 ^	Freddie Mac REMIC Trust 3925 SD, 5.056%, 07/15/40	513,144	0.2
4,831,389 ^	Freddie Mac REMIC Trust 3946 SE, 5.656%, 02/15/41	694,466	0.3
6,350,596 ^	Freddie Mac REMIC Trust 4077 SM, 5.706%, 08/15/40	984,392	0.4
2,044,380 ^	Freddie Mac REMIC Trust 4152 BI, 4.000%, 12/15/41	306,591	0.1
4,239,179 ^	Freddie Mac REMIC Trust 4313 MI, 5.000%, 04/15/39	769,937	0.3
900,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN3 M3, 4.991%, 08/25/24	980,185	0.4
900,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN4 M3, 5.541%, 10/25/24	992,911	0.4
560,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 5.741%, 10/25/24	624,967	0.2
300,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 5.691%, 04/25/28	342,763	0.1
202,638	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M2, 3.191%, 03/25/25	205,455	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
163,244	Ginnie Mae Series 2007-37 S, 21.654%, 04/16/37	$199,175	0.1
551,911	Ginnie Mae Series 2007-8 SP, 18.830%, 03/20/37	812,314	0.3
3,761,025 ^	Ginnie Mae Series 2010-116 NS, 5.656%, 09/16/40	633,865	0.3
4,679,952 ^	Ginnie Mae Series 2010-165 IP, 4.000%, 04/20/38	251,942	0.1
1,256,132 ^	Ginnie Mae Series 2010-6 IA, 5.000%, 11/20/39	168,833	0.1
1,309,527 ^	Ginnie Mae Series 2010-94 PI, 4.500%, 12/20/37	28,148	0.0
7,124,751 ^	Ginnie Mae Series 2011-116 BI, 4.000%, 08/16/26	783,817	0.3
2,036,262 ^	Ginnie Mae Series 2011-140 CI, 5.000%, 10/20/40	272,489	0.1
2,898,959 ^	Ginnie Mae Series 2013-115 NI, 4.500%, 01/16/43	507,528	0.2
2,728,570 ^	Ginnie Mae Series 2013-5 NI, 3.000%, 01/20/28	257,353	0.1
4,518,571 ^	Ginnie Mae Series 2015-178 GI, 4.000%, 05/20/44	791,471	0.3
19,235,841 ^	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 1.102%, 08/25/45	719,838	0.3
120,212	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 2.894%, 10/25/36	112,772	0.0
464,800	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 2.862%, 08/25/46	423,521	0.2
843,348	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 2.815%, 12/25/36	799,061	0.3
271,820	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 2.743%, 04/25/37	238,641	0.1
1,022,694	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/36	896,440	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
311,568		Wells Fargo Alternative Loan 2007-PA2 2A1, 1.421%, 06/25/37	$230,246	0.1
366,899		Wells Fargo Mortgage Backed Securities 2006-8 A15 Trust, 6.000%, 07/25/36	370,442	0.2
512,342		Wells Fargo Mortgage Backed Securities 2006-AR17 Trust A1, 3.045%, 10/25/36	490,267	0.2
114,224		Wells Fargo Mortgage Backed Securities 2006-AR17 Trust A2, 3.045%, 10/25/36	109,302	0.0
594,593		Wells Fargo Mortgage Backed Securities 2006-AR7 Trust 2A1, 3.283%, 05/25/36	568,327	0.2
558,998		Wells Fargo Mortgage Backed Securities 2006-AR8 Trust 3A2, 3.176%, 04/25/36	546,821	0.2
3,060,293		Other Securities	2,584,217	1.0
		Total Collateralized Mortgage Obligations (Cost $36,485,137)	37,865,367	15.0
U.S. GOVERNMENT AGENCY OBLIGATIONS: 1.8%
		Federal Home Loan Mortgage Corporation: 0.4%##
993,504		4.000%, due 09/01/45-05/01/46	1,047,165	0.4
		Federal National Mortgage Association: 0.9%##
2,009,666		2.500%-5.000%, due 06/01/30-05/01/45	2,147,822	0.9
		Government National Mortgage Association: 0.5%
1,230,020		4.500%-5.500%, due 03/20/39-10/20/60	1,300,334	0.5
		Total U.S. Government Agency Obligations (Cost $4,494,395)	4,495,321	1.8
COMMERCIAL MORTGAGE-BACKED SECURITIES: 9.6%
		United States: 9.6%
:0.9	%##
810,000		Banc of America Commercial Mortgage Trust 2007-3 B, 5.850%, 06/10/49	827,064	0.3
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States (continued)
126,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 L, 5.405%, 01/12/41	$127,146	0.1
126,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 M, 5.405%, 01/12/41	126,504	0.1
127,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 N, 5.405%, 01/12/41	124,783	0.0
260,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 E, 5.714%, 04/12/38	244,945	0.1
732,519	#	Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	743,732	0.3
3,404,262 ^		CD 2016-CD1 Mortgage Trust, 1.445%, 08/10/49	336,855	0.1
14,745,449 ^		CFCRE Commercial Mortgage Trust 2016-C7, 0.946%, 12/10/54	869,821	0.3
18,129,243	#, ^	COMM 2012 - LTRT XA, 1.020%, 10/05/30	758,642	0.3
5,596,066 ^		COMM 2012-CR1 XA, 2.062%, 05/15/45	429,867	0.2
12,099,194 ^		COMM 2013-LC6 XA, 1.811%, 01/10/46	628,414	0.2
7,349,503 ^		Commercial Mortgage Pass Through Certificates 2016-CR28 XA, 0.353%, 02/10/49	304,151	0.1
434,542	#	Commercial Mortgage Trust 2004-GG1 F, 6.589%, 06/10/36	432,948	0.2
17,676	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	17,634	0.0
170,000		Credit Suisse First Boston Mortgage Securities Corp. 2005-C3 C, 4.952%, 07/15/37	169,914	0.0
530,000	#	DBJPM 16-C3 Mortgage Trust, 3.636%, 09/10/49	431,089	0.2
4,080,445	#,^	DBUBS 2011-LC1A XA, 0.929%, 11/10/46	82,117	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States (continued)
370,000	#	DBUBS 2011-LC2A D, 5.727%, 07/10/44	$392,466	0.2
6,440,000 ^		Freddie Mac Multifamily Structured Pass Through Certificates K010 X3, 4.790%, 11/25/44	956,366	0.4
16,635,878 ^		Freddie Mac Multifamily Structured Pass Through Certificates K704 X1, 2.118%, 08/25/18	299,918	0.1
8,087,203 ^		Freddie Mac Multifamily Structured Pass Through Certificates K711 X3, 1.675%, 08/25/40	264,066	0.1
14,858	#	GE Capital Commercial Mortgage Series 2005-C2 H, 5.646%, 05/10/43	14,801	0.0
450,000	#	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/43	397,368	0.2
4,965,931 ^		GS Mortgage Securities Trust 2012-GCJ7 XA, 2.490%, 05/10/45	361,932	0.1
1,229,048	#	JPMBB Commercial Mortgage Securities Trust 2014-C24 ESK, 9.989%, 11/15/47	1,235,692	0.5
290,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-CB8 J, 4.733%, 01/12/39	278,428	0.1
570,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-CB8 K, 4.733%, 01/12/39	530,580	0.2
5,790,000	#, ^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.424%, 12/15/47	101,174	0.0
308,691	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-LN1 H, 5.758%, 10/15/37	308,027	0.1
460,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.508%, 06/12/41	443,622	0.2
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States (continued)
2,589	#	JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP1 F, 6.005%, 03/15/46	$2,584	0.0
510,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP2 F, 5.010%, 07/15/42	514,249	0.2
12,103,558 ^		JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.828%, 06/15/45	665,871	0.3
368,625	#	JPMorgan Commercial Mortgage-Backed Securities Trust 2009-RR1 A4B2, 1.000%, 03/18/51	367,057	0.2
207,713	#	LB-UBS Commercial Mortgage Trust 2005-C1 G, 5.836%, 02/15/40	207,519	0.1
760,000		LB-UBS Commercial Mortgage Trust 2005-C3 E, 4.983%, 07/15/40	761,507	0.3
640,000		LB-UBS Commercial Mortgage Trust 2005-C3 F, 5.013%, 07/15/40	613,381	0.2
1,370,000		LB-UBS Commercial Mortgage Trust 2006-C4 D, 6.064%, 06/15/38	1,370,455	0.6
5,830,000	#,^	LSTAR Commercial Mortgage Trust 2017-5, 1.393%, 03/10/50	336,972	0.1
600,000	#	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18 D, 3.389%, 10/15/47	438,512	0.2
720,000	#	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21 D, 4.300%, 03/15/48	601,070	0.2
560,000		Morgan Stanley Capital I Trust 2006-IQ11, 6.375%, 10/15/42	548,628	0.2
930,000	#	Morgan Stanley Capital I Trust 2011-C1 E, 5.600%, 09/15/47	992,127	0.4
10,895,679	#,^	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA, 2.174%, 08/10/49	786,263	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States (continued)
10,387,427	#,^	Wells Fargo Commercial Mortgage Trust 2012-LC5 XA, 2.161%, 10/15/45	$705,642	0.3
13,521,044 ^		Wells Fargo Commercial Mortgage Trust 2016-C37, 1.193%, 12/15/49	846,221	0.3
2,346,883	#,^	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.515%, 03/15/48	124,778	0.1
15,372,504 ^		WFRBS Commercial Mortgage Trust 2013-C16 XA, 1.115%, 09/15/46	536,843	0.2
17,298,270 ^		WFRBS Commercial Mortgage Trust 2014-C19 XA, 1.382%, 03/15/47	948,613	0.4
670,000		Other Securities	677,808	0.3
		Total Commercial Mortgage-Backed Securities (Cost $24,055,422)	24,286,166	9.6
U.S. TREASURY OBLIGATIONS: 3.4%
		U.S. Treasury Bonds: 0.0%
6,000		3.000%, due 11/15/45	6,045	0.0
		U.S. Treasury Notes: 3.4%
1,910,000		1.250%, due 03/31/19	1,909,887	0.8
22,000		1.750%, due 01/31/23	21,750	0.0
3,846,000		1.875%, due 03/31/22	3,856,815	1.5
1,900,000		2.125%, due 03/31/24	1,903,897	0.8
791,000		Other Securities	785,895	0.3
			8,478,244	3.4
		Total U.S. Treasury Obligations (Cost $8,475,626)	8,484,289	3.4
ASSET-BACKED SECURITIES: 5.7%
		Cayman Islands: 5.1%
640,000	#	ALM VII R-2 Ltd. 2013-7R2A A2R, 3.158%, 10/15/27	644,591	0.2
430,000	#	Apidos CLO XI 2012-11A BR, 3.108%, 01/17/28	431,544	0.2
390,000	#	Apidos CLO XVII 2014-17A A2R, 3.008%, 04/17/26	390,158	0.1
680,000	#	Apidos CLO XVII 2014-17A BR, 3.658%, 04/17/26	679,991	0.3
1,170,000	#	Ares XXVII CLO Ltd. 2013-2A B, 2.972%, 07/28/25	1,170,004	0.5
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Cayman Islands (continued)
400,000	#	Avery Point IV CLO Ltd. 2014-1A CR, 3.506%, 04/25/26	$400,000	0.2
250,000	#	Babson CLO Ltd. 2014-IA BR, 3.356%, 07/20/25	250,024	0.1
930,000	#	BlueMountain CLO 2012-2A BR, 2.952%, 11/20/28	932,835	0.4
600,000	#	BlueMountain CLO 2014-4A B1R, 2.904%, 11/30/26	600,689	0.2
550,000	#	BlueMountain CLO 2014-4A CR, 3.604%, 11/30/26	550,372	0.2
1,160,000	#	Bristol Park CLO Ltd. 2016-1A B, 3.058%, 04/15/29	1,166,215	0.4
390,000	#	Carlyle Global Market Strategies CLO Ltd. 2012-4A AR, 2.606%, 01/20/29	391,658	0.2
530,000	#	Carlyle Global Market Strategies CLO Ltd. 2012-4A BR, 3.056%, 01/20/29	531,792	0.2
500,000	#	Cedar Funding IV CLO Ltd. 2014-4A CR, 3.406%, 07/23/30	499,997	0.2
950,000	#	Dryden 33 Senior Loan Fund 2014-33A BR, 3.008%, 10/15/28	953,179	0.4
2,200,000	#	Madison Park Funding Ltd. 2007-6A C, 2.167%, 07/26/21	2,186,785	0.9
250,000	#	Octagon Investment Partners XIX Ltd. 2014-1A CR, 3.258%, 04/15/26	253,239	0.1
760,000	#	Shackleton CLO Ltd. 2016-9A A, 2.656%, 10/20/28	762,063	0.3
			12,795,136	5.1
		United States: 0.6%
634,103		Citigroup Mortgage Loan Trust 2006-WF1 A2E, 5.114%, 03/25/36	450,481	0.2
1,160,000	#	OHA Loan Funding Ltd. 2016-1A B1, 2.956%, 01/20/28	1,162,942	0.4
			1,613,423	0.6
		Total Asset-Backed Securities (Cost $14,363,044)	14,408,559	5.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: 26.4%
		Argentina: 1.4%
ARS3,172,000		Argentine Bonos del Tesoro, 21.200%, 09/19/18	$217,579	0.1
1,420,000		Argentine Republic Government International Bond, 6.875%, 04/22/21	1,557,030	0.6
275,000		Argentine Republic Government International Bond, 6.875%, 01/26/27	291,225	0.1
ARS 4,000,000		Republic of Argentina, 18.200%, 10/03/21	283,165	0.1
ARS 15,828,000		Republic of Argentina, 21.200%, 09/19/18	1,048,843	0.5
			3,397,842	1.4
		Brazil: 2.6%
BRL 13,987,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	4,414,070	1.8
BRL 5,100,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	1,596,414	0.6
579,000		Brazilian Government International Bond, 2.625%-6.000%, 01/05/23-04/07/26	583,026	0.2
			6,593,510	2.6
		Canada: 0.3%
CAD 880,000		Other Securities	822,528	0.3
		Cayman Islands: 0.1%
200,000	#	KSA Sukuk Ltd., 3.628%, 04/20/27	200,977	0.1
		Chile: 0.5%
CLP 830,000,000		Bonos Tesoreria Pesos, 4.500%, 02/28/21	1,303,379	0.5
		Colombia: 0.5%
1,147,000		Colombia Government International Bond, 2.625%-8.125%, 03/15/23-05/21/24	1,302,735	0.5
		Croatia: 0.1%
300,000		Other Securities	332,396	0.1
		Dominican Republic: 0.2%
461,000	#	Dominican Republic International Bond, 6.600%, 01/28/24	511,710	0.2
		Egypt: 0.1%
300,000		Other Securities	312,557	0.1
Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
		Germany: 0.8%
EUR 1,170,000		Bundesrepublik Deutschland, 2.500%, 08/15/46	$1,721,960	0.7
EUR 280,000		Bundesrepublik Deutschland, 0.000%-1.000%, 08/15/25-08/15/26	302,567	0.1
			2,024,527	0.8
		Guatemala: 0.2%
313,000		Other Securities	404,208	0.2
		Hungary: 0.2%
336,000		Other Securities	414,058	0.2
		Indonesia: 1.6%
300,000	#	Indonesia Government International Bond, 4.125%, 01/15/25	309,780	0.1
650,000	#	Indonesia Government International Bond, 4.750%, 01/08/26	697,969	0.3
IDR 36,000,000,000		Indonesia Treasury Bond, 10.250%, 07/15/22	3,100,864	1.2
			4,108,613	1.6
		Italy: 4.6%
EUR 8,800,000		Italy Buoni Poliennali Del Tesoro, 4.500%, 03/01/26	11,478,727	4.6
		Ivory Coast: 0.1%
318,500		Other Securities	306,795	0.1
		Lebanon: 0.1%
325,000		Other Securities	332,758	0.1
		Mexico: 1.0%
MXN 45,700,000		Mexican Bonos, 6.500%, 06/10/21	2,382,316	0.9
175,000		Mexico Government International Bond, 4.000%, 10/02/23	182,210	0.1
			2,564,526	1.0
		Morocco: 0.1%
200,000		Other Securities	208,516	0.1
		Nigeria: 0.1%
200,000		Other Securities	217,700	0.1
		Oman: 0.1%
225,000	#	Oman Government International Bond, 5.375%, 03/08/27	235,084	0.1
		Panama: 0.2%
515,000		Other Securities(a)	615,452	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
		Peru: 0.5%
PEN 4,000,000		Peruvian Government International Bond, 6.350%, 08/12/28	$1,278,869	0.5
75,000		Peruvian Government International Bond, 5.625%, 11/18/50	91,125	0.0
			1,369,994	0.5
		Poland: 0.9%
PLN 7,500,000		Republic of Poland Government Bond, 3.250%, 07/25/25	1,936,810	0.8
375,000		Republic of Poland Government International Bond, 3.250%, 04/06/26	374,616	0.1
			2,311,426	0.9
		Russia: 2.9%
RUB 86,000,000		Russian Federal Bond - OFZ, 7.500%, 08/18/21	1,506,130	0.6
RUB 94,000,000		Russian Federal Bond - OFZ, 7.600%, 07/20/22	1,659,277	0.6
RUB 192,000,000		Russian Federal Bond - OFZ, 7.750%, 09/16/26	3,424,916	1.4
600,000	#	Russian Foreign Bond - Eurobond, 4.875%, 09/16/23	651,384	0.3
			7,241,707	2.9
		South Africa: 0.4%
ZAR 14,738,000		Republic of South Africa Government Bond, 8.500%, 01/31/37	1,004,164	0.4
		Spain: 2.9%
EUR 6,400,000	#	Spain Government Bond, 1.950%, 04/30/26	7,251,425	2.9
		Sri Lanka: 0.1%
200,000	#	Sri Lanka Government International Bond, 6.825%, 07/18/26	210,519	0.1
		Turkey: 0.2%
461,000		Other Securities	535,887	0.2
		United Kingdom: 3.4%
GBP 1,020,000		United Kingdom Gilt, 2.000%, 09/07/25	1,439,954	0.6
GBP3,980,000		United Kingdom Gilt, 3.500%, 01/22/45	7,122,008	2.8
			8,561,962	3.4
		Uruguay: 0.1%
150,000		Other Securities	178,155	0.1
Principal Amount†		Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
	Vietnam: 0.1%
125,000	Other Securities	$136,820	0.1
	Total Foreign Government Bonds (Cost $68,539,267)	66,490,657	26.4

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 2.9%
		OTC Interest Rate Swaptions : 2.9%
18,600,000	@	Call on 30-Year Interest Rate Swap, Receive a fixed rate equal to 1.315% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters, Exp. 04/10/37 Counterparty: Morgan Stanley Capital Services LLC	2,619,248	1.0
77,600,000	@	Put on 10-Year Interest Rate Swap, Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.551%, Exp. 07/12/17 Counterparty: Morgan Stanley Capital Services LLC	241,483	0.1
77,600,000	@	Put on 10-Year Interest Rate Swap, Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.564%, Exp. 05/08/17 Counterparty: Morgan Stanley Capital Services LLC	497	0.0
77,600,000	@	Put on 10-Year Interest Rate Swap, Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.703%, Exp. 05/02/17 Counterparty: JPMorgan Chase Bank N.A.	—	—
77,600,000	@	Put on 10-Year Interest Rate Swap, Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.763%, Exp. 06/02/17 Counterparty: Citibank N.A.	6,272	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2017 (Unaudited) (continued)

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: (continued)
		OTC Interest Rate Swaptions (continued)
74,500,000	@	Put on 30-Year Interest Rate Swap, Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.850%, Exp. 07/06/17 Counterparty: JPMorgan Chase Bank N.A.	$309,802	0.1
18,600,000	@	Put on 30-Year Interest Rate Swap, Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.315%, Exp. 04/10/37 Counterparty: Morgan Stanley Capital Services LLC	2,935,133	1.2
74,500,000	@	Put on 30-Year Interest Rate Swap, Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 2.070%, Exp. 03/13/18 Counterparty: Goldman Sachs International	1,137,284	0.5
			7,249,719	2.9
		Total Purchased Options (Cost $11,377,914)	7,249,719	2.9
		Total Long-Term Investments (Cost $240,251,448)	238,707,273	94.7

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 39.0%
		Corporate Bonds/Notes: 0.4%
676,000		Actavis Funding SCS, 2.350%, 03/12/18	679,027	0.3
357,000	#	Barclays Bank PLC, 6.050%, 12/04/17	365,817	0.1
			1,044,844	0.4
		Commercial Paper: 26.2%
8,000,000		Consolidated Edison, 3.600%, 05/01/17	7,999,277	3.1
7,500,000		Duke Energy Corp, 3.420%, 05/01/17	7,499,309	3.0
7,500,000		Enterprise, 3.250%, 05/01/17	7,499,344	3.0
4,000,000		Exelon Corp, 3.420%, 05/01/17	3,999,632	1.6
7,500,000		Johnson, 3.420%, 05/01/17	7,499,309	3.0
7,500,000		Kroger Co, 3.420%, 05/01/17	7,499,309	3.0
7,500,000		Mondelez International, 3.420%, 05/01/17	7,499,309	3.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Commercial Paper (continued)
7,500,000	Pacific Gas and Electronics, 3.510%, 05/01/17	$7,499,291	2.9
7,500,000	United Healthcare Corp, 3.600%, 05/01/17	7,499,322	3.0
1,500,000	United Technologies, 3.420%, 05/01/17	1,499,862	0.6
		65,993,964	26.2
	Securities Lending Collateralcc: 1.0%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 04/28/17, 0.84%, due 05/01/17 (Repurchase Amount $1,000,069, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 04/30/17-03/20/67)	1,000,000	0.4
1,000,000	Daiwa Capital Markets, Repurchase Agreement dated 04/28/17, 0.85%, due 05/01/17 (Repurchase Amount $1,000,070, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 05/18/17-12/01/51)	1,000,000	0.4
642,184	Nomura Securities, Repurchase Agreement dated 04/28/17, 0.83%, due 05/01/17 (Repurchase Amount $642,228, collateralized by various U.S. Government Agency Obligations, 1.950%-9.000%, Market Value plus accrued interest $655,028, due 06/01/18-03/20/67)	642,184	0.2
		2,642,184	1.0
	Certificates of Deposit: 5.6%
1,750,000	Citibank, 1.090%, 05/01/17	1,750,036	0.7
350,000	Citibank, 1.100%, 05/01/17	350,007	0.1
12,000,000	Credit Suisse, 1.350%, 05/01/17	12,000,419	4.8
		14,100,462	5.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Foreign Government Bonds: 0.3%
EUR 720,000	Z	Bundesschatzanweisungen, (0.540%), 06/16/17(Cost $800,214)	$784,848	0.3
Shares		Value	Percentage of Net Assets
	Mutual Funds: 5.5%
13,807,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.650%†† (Cost $13,807,000)	13,807,000	5.5
	Total Short-Term Investments (Cost $98,375,811)	98,373,302	39.0
	Total Investments in Securities (Cost $338,627,259)	$337,080,575	133.7
	Liabilities in Excess of Other Assets	(84,928,612)	(33.7)
	Net Assets	$252,151,963	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of April 30, 2017.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at April 30, 2017.

^
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z
Indicates Zero Coupon Bond; rate shown reflects current effective yield.

(a)
This grouping contains securities on loan.

ARS
Argentine Peso

BRL
Brazilian Real

CAD
Canadian Dollar

CLP
Chilean Peso

EUR
EU Euro

GBP
British Pound

IDR
Indonesian Rupiah

MXN
Mexican Peso

PEN
Peruvian Nuevo Sol

PLN
Polish Zloty

RUB
Russian Ruble

ZAR
South African Rand

Cost for federal income tax purposes is $339,737,359.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$6,377,909
Gross Unrealized Depreciation	(9,034,693)
Net Unrealized Depreciation	$(2,656,784)

Sector Diversification	Percentage of Net Assets
Foreign Government Bonds	26.4%
Collateralized Mortgage Obligations	15.0
Financial	9.9
Commercial Mortgage-Backed Securities	9.6
Other Asset-Backed Securities	5.7
Energy	4.9
Communications	4.2
Consumer, Non-cyclical	4.1
U.S. Treasury Obligations	3.4
Purchased Options	2.9
U.S. Government Agency Obligations	1.8
Utilities	1.7
Consumer, Cyclical	1.4
Industrial	1.4
Basic Materials	1.4
Technology	0.9
Short-Term Investments	39.0
Liabilities in Excess of Other Assets	(33.7)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2017 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2017
Asset Table
Investments, at fair value
Purchased Options	$—	$7,249,719	$—	$7,249,719
Corporate Bonds/Notes	—	75,427,195	—	75,427,195
Collateralized Mortgage Obligations	—	37,865,367	—	37,865,367
Short-Term Investments	13,807,000	84,566,302	—	98,373,302
U.S. Treasury Obligations	—	8,484,289	—	8,484,289
Asset-Backed Securities	—	14,408,559	—	14,408,559
U.S. Government Agency Obligations	—	4,495,321	—	4,495,321
Foreign Government Bonds	—	66,490,657	—	66,490,657
Commercial Mortgage-Backed Securities	—	24,286,166	—	24,286,166
Total Investments, at fair value	$13,807,000	$323,273,575	$—	$337,080,575
Other Financial Instruments+
Centrally Cleared Swaps	—	20,458,362	—	20,458,362
Forward Foreign Currency Contracts	—	4,874,174	—	4,874,174
Futures	523,081	—	—	523,081
Total Assets	$14,330,081	$348,606,111	$—	$362,936,192
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(20,657,452)	$—	$(20,657,452)
Forward Foreign Currency Contracts	—	(3,354,794)	—	(3,354,794)
Futures	(101,930)	—	—	(101,930)
Written Options	—	(10,735,289)	—	(10,735,289)
Total Liabilities	$(101,930)	$(34,747,535)	$—	$(34,849,465)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At April 30, 2017, the following forward foreign currency contracts were outstanding for Voya Global Bond Fund:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
The Bank of New York Mellon	Polish Zloty	4,082,038	Buy	07/14/17	$1,051,327	$1,051,664	$337
Barclays Bank PLC	Swedish Krona	1,044,637	Buy	05/19/17	118,000	118,051	51
Barclays Bank PLC	Swiss Franc	4,338,087	Buy	05/19/17	4,370,000	4,364,912	(5,088)
Barclays Bank PLC	Australian Dollar	6,194,782	Buy	05/19/17	4,627,000	4,637,217	10,217
Barclays Bank PLC	Swiss Franc	2,163,550	Buy	05/19/17	2,181,000	2,176,929	(4,071)
Barclays Bank PLC	Australian Dollar	5,925,620	Buy	05/19/17	4,463,000	4,435,731	(27,269)
Barclays Bank PLC	Swiss Franc	1,315,343	Buy	05/19/17	1,326,000	1,323,477	(2,523)
Barclays Bank PLC	Norwegian Krone	5,736,665	Buy	05/19/17	671,000	668,293	(2,707)
Barclays Bank PLC	British Pound	1,015,471	Buy	05/19/17	1,301,000	1,315,898	14,898
Barclays Bank PLC	Canadian Dollar	3,089,766	Buy	05/19/17	2,321,000	2,264,027	(56,973)
Barclays Bank PLC	EU Euro	2,626,831	Buy	05/19/17	2,804,000	2,863,974	59,974
Barclays Bank PLC	Swiss Franc	1,075,746	Buy	05/19/17	1,070,000	1,082,398	12,398
Barclays Bank PLC	EU Euro	2,408,806	Buy	05/19/17	2,559,000	2,626,267	67,267
Barclays Bank PLC	British Pound	2,020,541	Buy	05/19/17	2,526,000	2,618,317	92,317
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2017 (Unaudited) (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Swiss Franc	1,393,110	Buy	05/19/17	1,384,000	1,401,725	17,725
Barclays Bank PLC	EU Euro	1,500,246	Buy	05/19/17	1,592,000	1,635,684	43,684
Barclays Bank PLC	Norwegian Krone	62,623,370	Buy	05/19/17	7,266,000	7,295,312	29,312
Barclays Bank PLC	Swedish Krona	21,538,673	Buy	05/19/17	2,392,000	2,434,013	42,013
Barclays Bank PLC	EU Euro	1,177,773	Buy	05/19/17	1,259,000	1,284,099	25,099
Barclays Bank PLC	Australian Dollar	882,430	Buy	05/19/17	667,000	660,559	(6,441)
Barclays Bank PLC	Canadian Dollar	3,229,278	Buy	05/19/17	2,411,000	2,366,255	(44,745)
Barclays Bank PLC	Norwegian Krone	34,451,766	Buy	05/19/17	4,012,000	4,013,460	1,460
Barclays Bank PLC	Swedish Krona	10,459,575	Buy	05/19/17	1,164,000	1,182,001	18,001
Barclays Bank PLC	Australian Dollar	16,504,173	Buy	05/19/17	12,532,496	12,354,499	(177,997)
Barclays Bank PLC	Swiss Franc	1,100,284	Buy	05/19/17	1,101,000	1,107,088	6,088
Barclays Bank PLC	Danish Krone	11,481,481	Buy	05/19/17	1,650,089	1,682,919	32,830
Barclays Bank PLC	EU Euro	58,814,607	Buy	05/19/17	62,846,037	64,124,237	1,278,200
Barclays Bank PLC	Swedish Krona	10,310,919	Buy	05/19/17	1,153,000	1,165,202	12,202
Barclays Bank PLC	Malaysian Ringgit	11,124,547	Buy	06/16/17	2,497,093	2,564,886	67,793
Barclays Bank PLC	Brazilian Real	97,178	Buy	05/19/17	30,317	30,474	157
BNP Paribas	Peruvian Nuevo Sol	471,907	Buy	05/19/17	145,193	145,153	(40)
BNP Paribas	Peruvian Nuevo Sol	2,103,246	Buy	05/19/17	647,093	646,933	(160)
BNP Paribas	Peruvian Nuevo Sol	4,686,679	Buy	05/19/17	1,439,000	1,441,565	2,565
BNP Paribas	EU Euro	9,784,716	Buy	06/21/17	10,404,000	10,686,326	282,326
BNP Paribas	South Korean Won	5,225,184,010	Buy	06/16/17	4,515,446	4,594,781	79,335
BNP Paribas	Malaysian Ringgit	4,923,799	Buy	06/16/17	1,097,959	1,135,235	37,276
Citibank N.A.	Norwegian Krone	9,782,724	Buy	05/19/17	1,141,000	1,139,639	(1,361)
Citibank N.A.	New Zealand Dollar	3,183,065	Buy	05/19/17	2,186,000	2,184,536	(1,464)
Citibank N.A.	Norwegian Krone	14,113,520	Buy	05/19/17	1,647,000	1,644,155	(2,845)
Citibank N.A.	British Pound	1,122,352	Buy	05/19/17	1,443,000	1,454,400	11,400
Citibank N.A.	British Pound	1,008,593	Buy	05/19/17	1,295,000	1,306,985	11,985
Citibank N.A.	New Zealand Dollar	2,836,781	Buy	05/19/17	1,996,000	1,946,881	(49,119)
Citibank N.A.	Norwegian Krone	24,609,156	Buy	05/19/17	2,877,000	2,866,845	(10,155)
Citibank N.A.	EU Euro	5,198,379	Buy	05/19/17	5,513,000	5,667,675	154,675
Citibank N.A.	Swedish Krona	14,875,730	Buy	05/19/17	1,660,000	1,681,056	21,056
Citibank N.A.	EU Euro	859,548	Buy	05/19/17	919,000	937,146	18,146
Citibank N.A.	Canadian Dollar	23,830,476	Buy	05/19/17	17,809,826	17,461,790	(348,036)
Citibank N.A.	EU Euro	467,815	Buy	05/19/17	500,000	510,049	10,049
Citibank N.A.	Hungarian Forint	4,527,024	Buy	07/14/17	15,894	15,785	(109)
Citibank N.A.	South African Rand	8,686,728	Buy	07/14/17	645,000	641,851	(3,149)
Citibank N.A.	Czech Koruna	12,398,032	Buy	07/14/17	495,182	505,591	10,409
Citibank N.A.	Israeli New Shekel	2,455,415	Buy	07/14/17	675,715	679,624	3,909
Citibank N.A.	Romanian New Leu	62,298	Buy	07/14/17	14,640	14,976	336
Citibank N.A.	Turkish Lira	1,296	Buy	07/14/17	344	357	13
Citibank N.A.	New Zealand Dollar	5,110,667	Buy	06/21/17	3,724,000	3,504,506	(219,494)
Citibank N.A.	Canadian Dollar	9,751,643	Buy	06/21/17	7,394,000	7,149,317	(244,683)
Citibank N.A.	Japanese Yen	931,166,000	Buy	09/20/17	8,310,295	8,406,550	96,255
Citibank N.A.	Japanese Yen	1,912,562,000	Buy	09/20/17	17,068,872	17,266,573	197,701
Citibank N.A.	Japanese Yen	475,402,472	Buy	09/20/17	4,242,782	4,291,924	49,142
Deutsche Bank AG	Swedish Krona	12,341,726	Buy	05/19/17	1,399,000	1,394,697	(4,303)
Deutsche Bank AG	Australian Dollar	5,117,088	Buy	05/19/17	3,857,000	3,830,490	(26,510)
Deutsche Bank AG	Australian Dollar	4,564,183	Buy	05/19/17	3,434,000	3,416,602	(17,398)
Deutsche Bank AG	New Zealand Dollar	6,399,477	Buy	05/19/17	4,483,000	4,391,957	(91,043)
Deutsche Bank AG	New Zealand Dollar	1,837,184	Buy	05/19/17	1,285,000	1,260,858	(24,142)
Deutsche Bank AG	New Zealand Dollar	2,941,088	Buy	05/19/17	2,043,000	2,018,467	(24,533)
Deutsche Bank AG	Norwegian Krone	49,926,776	Buy	05/19/17	5,815,000	5,816,222	1,222
Deutsche Bank AG	Mexican Peso	41,802,271	Buy	05/19/17	2,184,956	2,213,563	28,607
Deutsche Bank AG	South African Rand	28,715,764	Buy	07/14/17	2,066,416	2,121,769	55,353
Goldman Sachs International	Swiss Franc	2,045,744	Buy	05/19/17	2,052,000	2,058,394	6,394
HSBC Bank USA N.A.	Thai Baht	2,543,576	Buy	06/16/17	73,508	73,512	4
HSBC Bank USA N.A.	Polish Zloty	2,046,764	Buy	07/14/17	512,017	527,312	15,295
JPMorgan Chase Bank N.A.	Swiss Franc	2,883,062	Buy	05/19/17	2,903,000	2,900,890	(2,110)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2017 (Unaudited) (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank N.A.	Brazilian Real	9,768,690	Buy	05/19/17	3,055,103	3,063,369	8,266
JPMorgan Chase Bank N.A.	Chilean Peso	434,129,677	Buy	05/19/17	657,742	649,884	(7,858)
JPMorgan Chase Bank N.A.	Mexican Peso	25,344,882	Buy	05/19/17	1,336,444	1,342,092	5,648
JPMorgan Chase Bank N.A.	Australian Dollar	6,421,422	Buy	05/19/17	4,858,000	4,806,873	(51,127)
JPMorgan Chase Bank N.A.	Canadian Dollar	1,270,335	Buy	05/19/17	941,000	930,839	(10,161)
JPMorgan Chase Bank N.A.	British Pound	1,072,019	Buy	05/19/17	1,375,000	1,389,176	14,176
JPMorgan Chase Bank N.A.	EU Euro	2,753,838	Buy	05/19/17	2,927,000	3,002,447	75,447
JPMorgan Chase Bank N.A.	Japanese Yen	311,696,014	Buy	05/19/17	2,859,000	2,797,915	(61,085)
JPMorgan Chase Bank N.A.	British Pound	1,725,252	Buy	05/19/17	2,137,000	2,235,668	98,668
JPMorgan Chase Bank N.A.	New Zealand Dollar	1,228,297	Buy	05/19/17	851,000	842,980	(8,020)
JPMorgan Chase Bank N.A.	New Zealand Dollar	1,083,536	Buy	05/19/17	758,000	743,630	(14,370)
JPMorgan Chase Bank N.A.	British Pound	1,703,939	Buy	05/19/17	2,128,000	2,208,049	80,049
JPMorgan Chase Bank N.A.	British Pound	3,304,929	Buy	05/19/17	4,127,099	4,282,691	155,592
JPMorgan Chase Bank N.A.	Japanese Yen	7,401,531,140	Buy	05/19/17	66,810,470	66,439,259	(371,211)
JPMorgan Chase Bank N.A.	Norwegian Krone	5,818,639	Buy	05/19/17	677,141	677,843	702
JPMorgan Chase Bank N.A.	Russian Ruble	194,978,813	Buy	07/14/17	3,368,041	3,368,638	597
JPMorgan Chase Bank N.A.	Colombian Peso	21,945,913	Buy	05/19/17	7,526	7,438	(88)
Morgan Stanley Capital Services LLC	Hong Kong Sar Dollar	1,153,673	Buy	06/16/17	148,784	148,464	(320)
Morgan Stanley Capital Services LLC	Singapore Dollar	1,168,896	Buy	06/16/17	826,635	837,031	10,396
Morgan Stanley Capital Services LLC	New Zealand Dollar	10,529,673	Buy	06/21/17	7,396,000	7,220,447	(175,553)
Standard Chartered Bank	Indonesian Rupiah	23,302,816,190	Buy	06/16/17	1,749,986	1,740,347	(9,639)
							$1,267,117
The Bank of New York Mellon	Norwegian Krone	10,396,500	Sell	05/19/17	$1,197,000	$1,211,141	$(14,141)
The Bank of New York Mellon	Canadian Dollar	5,534,437	Sell	05/19/17	4,109,000	4,055,360	53,640
Barclays Bank PLC	British Pound	385,828	Sell	05/19/17	500,000	499,975	25
Barclays Bank PLC	Australian Dollar	8,791,587	Sell	05/19/17	6,576,000	6,581,103	(5,103)
Barclays Bank PLC	Canadian Dollar	6,044,570	Sell	05/19/17	4,424,000	4,429,161	(5,161)
Barclays Bank PLC	EU Euro	2,912,010	Sell	05/19/17	3,179,000	3,174,899	4,101
Barclays Bank PLC	Norwegian Krone	8,439,571	Sell	05/19/17	983,000	983,168	(168)
Barclays Bank PLC	Norwegian Krone	16,629,913	Sell	05/19/17	1,945,000	1,937,302	7,698
Barclays Bank PLC	Swedish Krona	12,157,819	Sell	05/19/17	1,354,000	1,373,914	(19,914)
Barclays Bank PLC	Norwegian Krone	11,539,785	Sell	05/19/17	1,339,000	1,344,328	(5,328)
Barclays Bank PLC	Swedish Krona	12,096,713	Sell	05/19/17	1,352,000	1,367,009	(15,009)
Barclays Bank PLC	Swiss Franc	1,711,166	Sell	05/19/17	1,721,000	1,721,747	(747)
Barclays Bank PLC	Australian Dollar	1,305,278	Sell	05/19/17	990,000	977,090	12,910
Barclays Bank PLC	Swiss Franc	1,656,363	Sell	05/19/17	1,649,000	1,666,606	(17,606)
Barclays Bank PLC	Norwegian Krone	24,655,618	Sell	05/19/17	2,882,000	2,872,257	9,743
Barclays Bank PLC	Australian Dollar	7,232,141	Sell	05/19/17	5,415,000	5,413,751	1,249
Barclays Bank PLC	Canadian Dollar	3,038,946	Sell	05/19/17	2,280,000	2,226,789	53,211
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2017 (Unaudited) (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Canadian Dollar	3,296,919	Sell	05/19/17	2,459,000	2,415,819	43,181
Barclays Bank PLC	EU Euro	5,839,657	Sell	05/19/17	6,225,000	6,366,846	(141,846)
Barclays Bank PLC	Swiss Franc	1,152,525	Sell	05/19/17	1,153,000	1,159,652	(6,652)
Barclays Bank PLC	British Pound	3,007,572	Sell	05/19/17	3,746,000	3,897,361	(151,361)
Barclays Bank PLC	Canadian Dollar	3,130,774	Sell	05/19/17	2,340,000	2,294,076	45,924
Barclays Bank PLC	Australian Dollar	3,044,523	Sell	05/19/17	2,313,000	2,279,034	33,966
Barclays Bank PLC	Malaysian Ringgit	5,599,221	Sell	06/16/17	1,290,143	1,290,961	(818)
Barclays Bank PLC	Brazilian Real	7,690,229	Sell	05/19/17	2,460,479	2,411,582	48,897
Barclays Bank PLC	Czech Koruna	4,313,039	Sell	07/14/17	175,827	175,886	(59)
Barclays Bank PLC	South African Rand	40,088,019	Sell	07/14/17	2,987,000	2,962,049	24,951
Barclays Bank PLC	Japanese Yen	465,583,000	Sell	09/20/17	4,187,485	4,203,275	(15,790)
Barclays Bank PLC	Japanese Yen	8,750,538	Sell	09/20/17	78,703	79,000	(297)
Barclays Bank PLC	Japanese Yen	956,281,000	Sell	09/20/17	8,600,856	8,633,287	(32,431)
BNP Paribas	Colombian Peso	7,771,578	Sell	05/19/17	2,619	2,634	(15)
BNP Paribas	Brazilian Real	294,206	Sell	05/19/17	91,245	92,260	(1,015)
BNP Paribas	Japanese Yen	151,431,130	Sell	05/19/17	1,382,000	1,359,310	22,690
BNP Paribas	Mexican Peso	48,244,852	Sell	05/19/17	2,308,173	2,554,718	(246,545)
BNP Paribas	Indonesian Rupiah	49,983,630,464	Sell	06/16/17	3,683,935	3,732,977	(49,042)
BNP Paribas	Thai Baht	7,253,025	Sell	06/16/17	206,661	209,620	(2,959)
Citibank N.A.	Danish Krone	3,907,659	Sell	05/19/17	573,000	572,772	228
Citibank N.A.	Japanese Yen	2,492,774,144	Sell	05/19/17	22,380,000	22,376,190	3,810
Citibank N.A.	Norwegian Krone	2,864,162	Sell	05/19/17	334,000	333,661	339
Citibank N.A.	EU Euro	34,841,592	Sell	05/19/17	37,989,000	37,987,000	2,000
Citibank N.A.	Swiss Franc	1,325,926	Sell	05/19/17	1,335,000	1,334,125	875
Citibank N.A.	New Zealand Dollar	4,227,592	Sell	05/19/17	2,911,000	2,901,394	9,606
Citibank N.A.	EU Euro	2,777,315	Sell	05/19/17	3,040,000	3,028,044	11,956
Citibank N.A.	British Pound	548,405	Sell	05/19/17	702,000	710,650	(8,650)
Citibank N.A.	Swedish Krona	12,362,987	Sell	05/19/17	1,371,000	1,397,100	(26,100)
Citibank N.A.	New Zealand Dollar	2,702,717	Sell	05/19/17	1,894,000	1,854,873	39,127
Citibank N.A.	British Pound	2,072,532	Sell	05/19/17	2,606,000	2,685,689	(79,689)
Citibank N.A.	Swiss Franc	2,872,383	Sell	05/19/17	2,865,000	2,890,145	(25,145)
Citibank N.A.	Japanese Yen	190,132,739	Sell	05/19/17	1,748,000	1,706,712	41,288
Citibank N.A.	Norwegian Krone	24,488,608	Sell	05/19/17	2,855,000	2,852,801	2,199
Citibank N.A.	Norwegian Krone	14,395,111	Sell	05/19/17	1,670,000	1,676,959	(6,959)
Citibank N.A.	Japanese Yen	68,195,856	Sell	05/19/17	614,000	612,155	1,845
Citibank N.A.	Norwegian Krone	58,543,665	Sell	05/19/17	6,756,000	6,820,047	(64,047)
Citibank N.A.	New Zealand Dollar	1,152,991	Sell	05/19/17	803,000	791,297	11,703
Citibank N.A.	Swiss Franc	2,154,421	Sell	05/19/17	2,155,139	2,167,743	(12,604)
Citibank N.A.	Peruvian Nuevo Sol	12,496,480	Sell	05/19/17	3,764,000	3,843,765	(79,765)
Citibank N.A.	Polish Zloty	4,815,563	Sell	07/14/17	1,242,714	1,240,643	2,071
Citibank N.A.	Russian Ruble	21,415,356	Sell	07/14/17	370,146	369,992	154
Citibank N.A.	Chilean Peso	1,302,357,478	Sell	05/19/17	2,003,627	1,949,606	54,021
Deutsche Bank AG	Mexican Peso	22,724,149	Sell	05/19/17	1,190,430	1,203,316	(12,886)
Deutsche Bank AG	Swedish Krona	11,897,028	Sell	05/19/17	1,344,000	1,344,443	(443)
Deutsche Bank AG	Swedish Krona	12,201,529	Sell	05/19/17	1,362,000	1,378,854	(16,854)
Deutsche Bank AG	EU Euro	2,490,015	Sell	05/19/17	2,654,000	2,714,807	(60,807)
Deutsche Bank AG	Australian Dollar	1,708,023	Sell	05/19/17	1,292,000	1,278,572	13,428
Deutsche Bank AG	Norwegian Krone	19,770,076	Sell	05/19/17	2,300,000	2,303,116	(3,116)
Deutsche Bank AG	Australian Dollar	3,809,948	Sell	05/19/17	2,855,000	2,852,006	2,994
Deutsche Bank AG	Swedish Krona	11,861,977	Sell	05/19/17	1,326,077	1,340,482	(14,405)
Deutsche Bank AG	Romanian New Leu	21,621	Sell	07/14/17	5,226	5,198	28
Deutsche Bank AG	New Zealand Dollar	5,394,764	Sell	06/21/17	3,724,000	3,699,318	24,682
Deutsche Bank AG	New Zealand Dollar	10,714,198	Sell	06/21/17	7,396,000	7,346,980	49,020
Goldman Sachs International	Japanese Yen	545,291,864	Sell	05/19/17	4,994,000	4,894,769	99,231
Goldman Sachs International	New Zealand Dollar	7,635,720	Sell	05/19/17	5,338,544	5,240,390	98,154
HSBC Bank USA N.A.	Hong Kong Sar Dollar	403,234	Sell	06/16/17	51,876	51,891	(15)
HSBC Bank USA N.A.	Israeli New Shekel	851,896	Sell	07/14/17	236,021	235,793	228
HSBC Bank USA N.A.	Hungarian Forint	13,051,126	Sell	07/14/17	45,127	45,509	(382)
HSBC Bank USA N.A.	Russian Ruble	517,875,001	Sell	07/14/17	8,983,275	8,947,297	35,978
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2017 (Unaudited) (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank N.A.	EU Euro	2,524,011	Sell	05/19/17	2,752,000	2,751,872	128
JPMorgan Chase Bank N.A.	British Pound	4,075,810	Sell	05/19/17	5,282,000	5,281,636	364
JPMorgan Chase Bank N.A.	EU Euro	3,825,664	Sell	05/19/17	4,165,000	4,171,035	(6,035)
JPMorgan Chase Bank N.A.	New Zealand Dollar	2,342,793	Sell	05/19/17	1,643,000	1,607,858	35,142
JPMorgan Chase Bank N.A.	EU Euro	2,722,147	Sell	05/19/17	2,961,000	2,967,895	(6,895)
JPMorgan Chase Bank N.A.	New Zealand Dollar	3,043,315	Sell	05/19/17	2,137,000	2,088,625	48,375
JPMorgan Chase Bank N.A.	EU Euro	695,231	Sell	05/19/17	746,000	757,994	(11,994)
JPMorgan Chase Bank N.A.	Australian Dollar	2,559,998	Sell	05/19/17	1,934,000	1,916,333	17,667
JPMorgan Chase Bank N.A.	British Pound	572,191	Sell	05/19/17	714,000	741,474	(27,474)
JPMorgan Chase Bank N.A.	British Pound	1,033,436	Sell	05/19/17	1,292,000	1,339,177	(47,177)
JPMorgan Chase Bank N.A.	Japanese Yen	131,068,486	Sell	05/19/17	1,183,000	1,176,526	6,474
JPMorgan Chase Bank N.A.	South Korean Won	1,831,971,031	Sell	06/16/17	1,611,416	1,610,949	467
JPMorgan Chase Bank N.A.	Indonesian Rupiah	5,587,331,722	Sell	06/16/17	417,588	417,284	304
JPMorgan Chase Bank N.A.	Singapore Dollar	405,069	Sell	06/16/17	290,000	290,065	(65)
JPMorgan Chase Bank N.A.	South African Rand	870,805	Sell	07/14/17	64,679	64,342	337
JPMorgan Chase Bank N.A.	Turkish Lira	449	Sell	07/14/17	124	124	—
JPMorgan Chase Bank N.A.	Chilean Peso	1,861,558,838	Sell	05/19/17	2,838,824	2,786,720	52,104
JPMorgan Chase Bank N.A.	Brazilian Real	21,120,232	Sell	05/19/17	6,619,725	6,623,105	(3,380)
Morgan Stanley Capital Services LLC	New Zealand Dollar	4,083,754	Sell	05/19/17	2,836,000	2,802,678	33,322
Morgan Stanley Capital Services LLC	Canadian Dollar	9,751,651	Sell	06/21/17	7,412,232	7,149,322	262,910
Morgan Stanley Capital Services LLC	Japanese Yen	466,651,934	Sell	09/20/17	4,213,000	4,212,925	75
Morgan Stanley Capital Services LLC	Japanese Yen	465,583,000	Sell	09/20/17	4,260,360	4,203,274	57,086
Morgan Stanley Capital Services LLC	Japanese Yen	956,281,000	Sell	09/20/17	8,750,538	8,633,287	117,251
							$252,263

At April 30, 2017, the following futures contracts were outstanding for Voya Global Bond Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Australia 10-Year Bond	20	06/15/17	$1,942,674	$57,351
Australia 3-Year Bond	81	06/15/17	6,800,329	58,051
Canada 10-Year Bond	69	06/21/17	7,054,423	162,625
Euro-Bobl 5-Year	80	06/08/17	11,490,817	(20,537)
Euro-Buxl® 30-year German Government Bond	47	06/08/17	8,660,509	89,543
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2017 (Unaudited) (continued)

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Euro-Schatz	187	06/08/17	22,863,206	(19,462)
Long Gilt	35	06/28/17	5,814,747	52,653
Short Gilt	40	06/28/17	5,432,080	(1,088)
U.S. Treasury 2-Year Note	108	06/30/17	23,393,813	38,846
U.S. Treasury Long Bond	37	06/20/17	5,659,844	31,441
U.S. Treasury Ultra 10-Year Note	6	06/21/17	812,719	7,722
U.S. Treasury Ultra Long Bond	42	06/21/17	6,843,375	24,849
			$106,768,536	$481,994
Short Contracts
Euro-Bund	(75)	06/08/17	(13,217,032)	(35,453)
Japanese Government Bonds 10-Year Mini	(2)	04/25/47	(270,967)	(1,418)
U.S. Treasury 10-Year Note	(9)	06/21/17	(1,131,469)	(9,049)
U.S. Treasury 5-Year Note	(225)	06/30/17	(26,641,406)	(14,923)
			$(41,260,874)	$(60,843)

At April 30, 2017, the following centrally cleared credit default swaps were outstanding for Voya Global Bond Fund:
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 27, Version 1	Sell	5.000	12/20/21	USD 20,988,000	$1,719,211	$705,491
					$1,719,211	$705,491

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(2)
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

At April 30, 2017, the following centrally cleared interest rate swaps were outstanding for Voya Global Bond Fund:
Description	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.300%	03/15/22	EUR	84,400,000	$(514,484)	$(502,761)
Receive a fixed rate equal to 0.285% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	03/16/22	EUR	24,800,000	130,878	128,018
Receive a fixed rate equal to 0.261% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	03/17/22	EUR	12,400,000	49,451	48,309
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.300%	03/23/22	EUR	24,800,000	(148,117)	(145,394)
Receive a fixed rate equal to 0.263% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	03/24/22	EUR	18,600,000	74,031	72,317
Receive a fixed rate equal to 0.253% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	03/29/22	EUR	37,200,000	124,220	120,799
Receive a fixed rate equal to 0.234% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	03/30/22	EUR	8,700,000	20,263	19,531
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2017 (Unaudited) (continued)

Description	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.189%	04/04/22	EUR	9,900,000	2,288	2,779
Receive a fixed rate equal to 0.156% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	04/07/22	EUR	6,200,000	(12,658)	(12,740)
Receive a fixed rate equal to 0.121% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	04/19/22	EUR	12,400,000	(51,939)	(51,382)
Receive a fixed rate equal to 0.294% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	02/10/23	EUR	5,700,000	656	3,379
Receive a fixed rate equal to 1.334% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	02/09/37	EUR	3,500,000	1,876	2,164
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.129%	02/16/46	EUR	1,300,000	97,162	93,546
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.378%	01/23/47	EUR	12,400,000	129,939	126,888
Receive a fixed rate equal to 1.408% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	01/24/47	EUR	12,400,000	(27,142)	(26,572)
Receive a fixed rate equal to 1.445% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	01/24/47	EUR	9,600,000	75,425	74,558
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.489%	01/30/47	EUR	3,100,000	(62,738)	(61,822)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.440%	02/15/47	EUR	1,600,000	(10,455)	(10,097)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.480%	02/17/47	EUR	2,000,000	(34,842)	(33,788)
Receive a fixed rate equal to 1.427% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	02/20/47	EUR	5,000,000	13,998	12,827
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.452%	03/07/47	EUR	3,100,000	(30,991)	(29,274)
Receive a fixed rate equal to 1.509% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	03/15/47	EUR	16,800,000	429,382	412,343
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.487%	03/20/47	EUR	2,500,000	(48,558)	(46,584)
Receive a fixed rate equal to 1.441% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	03/21/47	EUR	4,700,000	31,649	28,784
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.472%	03/23/47	EUR	6,200,000	(94,664)	(90,361)
Receive a fixed rate equal to 1.406% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	03/24/47	EUR	8,700,000	(24,645)	(29,225)
Receive a fixed rate equal to 1.405% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	03/27/47	EUR	2,400,000	(7,396)	(8,670)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.408%	03/29/47	EUR	2,300,000	4,917	6,229
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.374%	04/07/47	EUR	7,400,000	87,039	90,572
Receive a fixed rate equal to 1.627% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	04/13/47	EUR	10,600,000	(333,197)	(331,397)
Receive a fixed rate equal to 1.269% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	04/19/47	EUR	4,300,000	(175,627)	(174,487)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.270%	04/19/47	EUR	5,000,000	202,832	201,540
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.254%	04/21/47	EUR	3,100,000	139,883	138,940
Receive a fixed rate equal to 1.254% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	04/21/47	EUR	3,100,000	(139,454)	(138,506)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.260%	04/21/47	EUR	14,200,000	617,158	613,223
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2017 (Unaudited) (continued)

Description	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.308%	04/24/47	EUR	2,500,000	75,102	74,969
Receive a fixed rate equal to 1.394% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	04/26/47	EUR	6,800,000	(43,327)	(43,580)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.257%	04/13/67	EUR	10,200,000	298,088	296,767
Receive a fixed rate equal to -0.104% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	03/07/21	JPY	1,300,000,000	(66,315)	(68,780)
Receive a fixed rate equal to -0.198% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	07/14/21	JPY	917,600,000	(85,514)	(91,152)
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to -0.030%	03/02/23	JPY	29,800,000	1,762	1,762
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to -0.044%	03/03/23	JPY	4,344,000,000	288,195	287,049
Receive a fixed rate equal to -0.020% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	03/07/23	JPY	1,130,000,000	(61,190)	(61,218)
Receive a fixed rate equal to -0.166% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	07/14/23	JPY	633,700,000	(91,314)	(96,468)
Receive a fixed rate equal to 0.754% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	05/21/24	JPY	3,232,000,000	1,307,364	1,263,130
Receive a fixed rate equal to 0.558% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	02/24/25	JPY	1,844,721,303	538,929	492,115
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 0.119%	03/02/26	JPY	21,200,000	1,034	949
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 0.103%	03/03/26	JPY	2,381,000,000	145,967	135,551
Receive a fixed rate equal to -0.092% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	07/14/26	JPY	1,256,100,000	(298,299)	(312,065)
Receive a fixed rate equal to 0.387% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	03/02/31	JPY	14,900,000	(154)	(29)
Receive a fixed rate equal to 0.360% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	03/03/31	JPY	1,677,000,000	(73,407)	(57,977)
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 0.373%	03/07/31	JPY	175,000,000	5,073	3,511
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 0.074%	07/14/31	JPY	626,200,000	269,124	278,434
Receive a fixed rate equal to 0.623% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	03/02/36	JPY	11,900,000	472	577
Receive a fixed rate equal to 0.585% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	03/03/36	JPY	1,341,000,000	(30,616)	(16,835)
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 0.578%	03/07/36	JPY	250,000,000	8,824	6,196
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 0.178%	07/14/36	JPY	467,900,000	343,795	355,036
Receive a fixed rate equal to 1.289% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	02/04/45	JPY	1,754,000,000	2,181,543	2,080,744
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 1.443%	02/24/45	JPY	797,101,798	(1,285,748)	(1,223,441)
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 0.233%	07/14/46	JPY	294,600,000	406,292	421,632
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.702%	04/04/18	USD	73,500,000	386,291	386,291
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.826%	04/04/19	USD	26,000,000	316,614	316,614
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.484%	04/20/19	USD	66,200,000	121,724	121,724
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2017 (Unaudited) (continued)

Description	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.486%	04/20/19	USD	86,000,000	154,773	154,773
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.482%	04/20/19	USD	86,000,000	161,489	161,489
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.485%	04/20/19	USD	66,200,000	119,915	119,915
Receive a fixed rate equal to 1.523% and pay a floating rate based on the 3-month USD-LIBOR-BBA	04/24/19	USD	158,300,000	(171,526)	(171,526)
Receive a fixed rate equal to 1.524% and pay a floating rate based on the 3-month USD-LIBOR-BBA	04/24/19	USD	205,200,000	(216,326)	(216,326)
Receive a fixed rate equal to 1.602% and pay a floating rate based on the 3-month USD-LIBOR-BBA	04/27/19	USD	78,500,000	29,750	29,750
Receive a fixed rate equal to 1.602% and pay a floating rate based on the 3-month USD-LIBOR-BBA	04/27/19	USD	147,700,000	56,557	56,557
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.583%	04/28/19	USD	37,900,000	34	34
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.582%	04/28/19	USD	110,000,000	316	316
Receive a fixed rate equal to 1.492% and pay a floating rate based on the 3-month USD-LIBOR-BBA	05/02/19	USD	13,000,000	2,417	2,417
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.983%	10/31/19	USD	13,000,000	180,096	180,096
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.689%	03/07/20	USD	6,500,000	(14,777)	(14,777)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.079%	04/04/21	USD	20,500,000	519,537	519,537
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.964%	03/07/22	USD	7,500,000	(48,825)	(48,825)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.885%	04/27/22	USD	13,000,000	(31,498)	(31,498)
Receive a fixed rate equal to 1.864% and pay a floating rate based on the 3-month USD-LIBOR-BBA	05/02/22	USD	25,500,000	28,135	28,135
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.213%	09/14/23	USD	6,000,000	274,432	274,432
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.268%	10/11/23	USD	4,200,000	181,670	181,670
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.980%	12/05/23	USD	6,000,000	2,210	2,210
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.719%	11/14/26	USD	3,500,000	139,429	139,429
Receive a fixed rate equal to 2.258% and pay a floating rate based on the 3-month USD-LIBOR-BBA	04/18/27	USD	41,300,000	22,742	22,742
Receive a fixed rate equal to 2.194% and pay a floating rate based on the 3-month USD-LIBOR-BBA	04/19/27	USD	8,200,000	(43,392)	(43,392)
Receive a fixed rate equal to 2.194% and pay a floating rate based on the 3-month USD-LIBOR-BBA	04/19/27	USD	37,900,000	(201,936)	(201,936)
Receive a fixed rate equal to 2.143% and pay a floating rate based on the 3-month USD-LIBOR-BBA	04/20/27	USD	13,700,000	(136,135)	(136,135)
Receive a fixed rate equal to 2.128% and pay a floating rate based on the 3-month USD-LIBOR-BBA	04/20/27	USD	13,700,000	(154,981)	(154,981)
Receive a fixed rate equal to 2.138% and pay a floating rate based on the 3-month USD-LIBOR-BBA	04/20/27	USD	14,300,000	(149,393)	(149,393)
Receive a fixed rate equal to 2.182% and pay a floating rate based on the 3-month USD-LIBOR-BBA	04/20/27	USD	4,500,000	(28,764)	(28,764)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.181%	04/21/27	USD	14,300,000	93,518	93,518
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2017 (Unaudited) (continued)

Description	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.193%	04/24/27	USD	34,100,000	184,958	184,958
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.193%	04/24/27	USD	11,500,000	63,320	63,320
Receive a fixed rate equal to 2.198% and pay a floating rate based on the 3-month USD-LIBOR-BBA	04/25/27	USD	11,200,000	(56,631)	(56,631)
Receive a fixed rate equal to 2.261% and pay a floating rate based on the 3-month USD-LIBOR-BBA	04/26/27	USD	20,500,000	13,949	13,949
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.261%	04/26/27	USD	40,800,000	(29,065)	(29,065)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.250%	04/26/27	USD	28,900,000	8,681	8,681
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.312%	04/27/27	USD	8,200,000	(43,445)	(43,445)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.309%	04/27/27	USD	32,300,000	(164,351)	(164,351)
Receive a fixed rate equal to 2.277% and pay a floating rate based on the 3-month USD-LIBOR-BBA	04/28/27	USD	23,800,000	50,911	50,911
Receive a fixed rate equal to 1.837% and pay a floating rate based on the 3-month USD-LIBOR-BBA	04/04/31	USD	5,200,000	(320,595)	(320,595)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.371%	05/02/32	USD	1,500,000	(6,508)	(6,508)
Receive a fixed rate equal to 2.586% and pay a floating rate based on the 3-month USD-LIBOR-BBA	02/09/37	USD	3,800,000	61,406	61,406
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.609%	02/15/37	USD	1,900,000	(37,994)	(37,994)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.188%	04/04/46	USD	3,000,000	239,391	239,391
Receive a fixed rate equal to 2.036% and pay a floating rate based on the 3-month USD-LIBOR-BBA	04/04/46	USD	1,800,000	(162,407)	(162,407)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.558%	12/05/46	USD	7,400,000	800	800
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.557%	12/06/46	USD	7,400,000	2,554	2,554
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.698%	12/13/46	USD	4,500,000	(137,926)	(137,926)
Receive a fixed rate equal to 2.635% and pay a floating rate based on the 3-month USD-LIBOR-BBA	12/13/46	USD	5,900,000	99,596	99,596
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.742%	12/14/46	USD	4,500,000	(180,858)	(180,858)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.794%	12/20/46	USD	4,500,000	(232,133)	(232,133)
Receive a fixed rate equal to 2.668% and pay a floating rate based on the 3-month USD-LIBOR-BBA	01/03/47	USD	5,900,000	142,087	142,087
Receive a fixed rate equal to 2.487% and pay a floating rate based on the 3-month USD-LIBOR-BBA	01/09/47	USD	5,900,000	(93,020)	(93,020)
Receive a fixed rate equal to 2.513% and pay a floating rate based on the 3-month USD-LIBOR-BBA	01/09/47	USD	7,400,000	(13,119)	(13,119)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.517%	01/10/47	USD	5,900,000	4,961	4,961
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.511%	01/10/47	USD	8,900,000	18,286	18,286
Receive a fixed rate equal to 2.535% and pay a floating rate based on the 3-month USD-LIBOR-BBA	01/17/47	USD	7,100,000	22,734	22,734
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.525%	01/17/47	USD	18,600,000	(16,437)	(16,437)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2017 (Unaudited) (continued)

Description	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.569%	01/23/47	USD	11,500,000	(122,869)	(122,869)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.578%	01/23/47	USD	14,300,000	(182,696)	(182,696)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.602%	01/24/47	USD	17,400,000	(312,815)	(312,815)
Receive a fixed rate equal to 2.616% and pay a floating rate based on the 3-month USD-LIBOR-BBA	01/24/47	USD	12,400,000	260,451	260,451
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.612%	01/24/47	USD	10,200,000	(206,356)	(206,356)
Receive a fixed rate equal to 2.613% and pay a floating rate based on the 3-month USD-LIBOR-BBA	01/24/47	USD	12,400,000	254,425	254,425
Receive a fixed rate equal to 2.537% and pay a floating rate based on the 3-month USD-LIBOR-BBA	01/25/47	USD	12,400,000	45,909	45,909
Receive a fixed rate equal to 2.538% and pay a floating rate based on the 3-month USD-LIBOR-BBA	01/25/47	USD	6,200,000	24,050	24,050
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.679%	01/27/47	USD	12,400,000	(432,866)	(432,866)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.684%	01/27/47	USD	6,200,000	(223,556)	(223,556)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.723%	01/30/47	USD	11,500,000	(513,138)	(513,138)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.723%	01/30/47	USD	8,700,000	(388,200)	(388,200)
Receive a fixed rate equal to 2.668% and pay a floating rate based on the 3-month USD-LIBOR-BBA	02/06/47	USD	4,300,000	140,190	140,190
Receive a fixed rate equal to 2.667% and pay a floating rate based on the 3-month USD-LIBOR-BBA	02/06/47	USD	4,300,000	138,479	138,479
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.680%	02/07/47	USD	11,500,000	(402,201)	(402,201)
Receive a fixed rate equal to 2.623% and pay a floating rate based on the 3-month USD-LIBOR-BBA	02/09/47	USD	2,900,000	65,568	65,568
Receive a fixed rate equal to 2.620% and pay a floating rate based on the 3-month USD-LIBOR-BBA	02/09/47	USD	17,100,000	376,794	376,794
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.551%	02/10/47	USD	5,700,000	(38,131)	(38,131)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.613%	02/14/47	USD	2,900,000	(59,542)	(59,542)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.613%	02/14/47	USD	1,400,000	(28,704)	(28,704)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.614%	02/14/47	USD	3,400,000	(70,432)	(70,432)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.634%	02/15/47	USD	1,400,000	(35,113)	(35,113)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.630%	02/15/47	USD	4,200,000	(100,695)	(100,695)
Receive a fixed rate equal to 2.636% and pay a floating rate based on the 3-month USD-LIBOR-BBA	02/16/47	USD	4,300,000	109,802	109,802
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.653%	02/16/47	USD	4,300,000	(125,976)	(125,976)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.652%	02/16/47	USD	7,100,000	(205,650)	(205,650)
Receive a fixed rate equal to 2.637% and pay a floating rate based on the 3-month USD-LIBOR-BBA	02/16/47	USD	4,300,000	110,754	110,754
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.691%	02/17/47	USD	4,600,000	(173,536)	(173,536)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2017 (Unaudited) (continued)

Description	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.690%	02/17/47	USD	2,000,000	(75,141)	(75,141)
Receive a fixed rate equal to 2.650% and pay a floating rate based on the 3-month USD-LIBOR-BBA	02/21/47	USD	8,600,000	246,336	246,336
Receive a fixed rate equal to 2.662% and pay a floating rate based on the 3-month USD-LIBOR-BBA	02/21/47	USD	4,800,000	149,704	149,704
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.635%	02/21/47	USD	2,300,000	(57,998)	(57,998)
Receive a fixed rate equal to 2.652% and pay a floating rate based on the 3-month USD-LIBOR-BBA	02/21/47	USD	3,400,000	98,585	98,585
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.634%	02/21/47	USD	7,100,000	(178,252)	(178,252)
Receive a fixed rate equal to 2.660% and pay a floating rate based on the 3-month USD-LIBOR-BBA	02/21/47	USD	7,100,000	218,610	218,610
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.604%	03/01/47	USD	2,100,000	(39,031)	(39,031)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.628%	03/02/47	USD	2,400,000	(57,590)	(57,590)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.629%	03/02/47	USD	7,400,000	(179,340)	(179,340)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.686%	03/03/47	USD	3,600,000	(132,313)	(132,313)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.687%	03/03/47	USD	7,400,000	(272,796)	(272,796)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.706%	03/06/47	USD	1,500,000	(61,916)	(61,916)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.706%	03/06/47	USD	1,500,000	(61,650)	(61,650)
Receive a fixed rate equal to 2.689% and pay a floating rate based on the 3-month USD-LIBOR-BBA	03/07/47	USD	3,000,000	112,081	112,081
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.704%	03/07/47	USD	9,900,000	(403,421)	(403,421)
Receive a fixed rate equal to 2.691% and pay a floating rate based on the 3-month USD-LIBOR-BBA	03/07/47	USD	2,300,000	87,050	87,050
Receive a fixed rate equal to 2.696% and pay a floating rate based on the 3-month USD-LIBOR-BBA	03/08/47	USD	2,100,000	82,004	82,004
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.752%	03/10/47	USD	3,100,000	(159,323)	(159,323)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.752%	03/10/47	USD	7,400,000	(380,156)	(380,156)
Receive a fixed rate equal to 2.782% and pay a floating rate based on the 3-month USD-LIBOR-BBA	03/13/47	USD	3,000,000	174,270	174,270
Receive a fixed rate equal to 2.790% and pay a floating rate based on the 3-month USD-LIBOR-BBA	03/14/47	USD	1,500,000	89,735	89,735
Receive a fixed rate equal to 2.796% and pay a floating rate based on the 3-month USD-LIBOR-BBA	03/14/47	USD	2,200,000	134,439	134,439
Receive a fixed rate equal to 2.792% and pay a floating rate based on the 3-month USD-LIBOR-BBA	03/14/47	USD	2,800,000	168,659	168,659
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.795%	03/15/47	USD	4,000,000	(243,249)	(243,249)
Receive a fixed rate equal to 2.809% and pay a floating rate based on the 3-month USD-LIBOR-BBA	03/15/47	USD	3,000,000	191,945	191,945
Receive a fixed rate equal to 2.810% and pay a floating rate based on the 3-month USD-LIBOR-BBA	03/15/47	USD	2,100,000	134,827	134,827
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.794%	03/16/47	USD	4,500,000	(272,672)	(272,672)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2017 (Unaudited) (continued)

Description	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 2.791% and pay a floating rate based on the 3-month USD-LIBOR-BBA	03/16/47	USD	21,700,000	1,304,301	1,304,301
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.732%	03/17/47	USD	6,800,000	(318,646)	(318,646)
Receive a fixed rate equal to 2.752% and pay a floating rate based on the 3-month USD-LIBOR-BBA	03/20/47	USD	3,000,000	154,001	154,001
Receive a fixed rate equal to 2.734% and pay a floating rate based on the 3-month USD-LIBOR-BBA	03/21/47	USD	3,000,000	142,071	142,071
Receive a fixed rate equal to 2.651% and pay a floating rate based on the 3-month USD-LIBOR-BBA	03/23/47	USD	9,000,000	260,007	260,007
Receive a fixed rate equal to 2.660% and pay a floating rate based on the 3-month USD-LIBOR-BBA	03/23/47	USD	7,400,000	229,703	229,703
Receive a fixed rate equal to 2.608% and pay a floating rate based on the 3-month USD-LIBOR-BBA	03/24/47	USD	9,000,000	175,330	175,330
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.648%	03/28/47	USD	10,400,000	(295,376)	(295,376)
Receive a fixed rate equal to 2.580% and pay a floating rate based on the 3-month USD-LIBOR-BBA	03/29/47	USD	9,300,000	124,385	124,385
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.638%	03/30/47	USD	14,900,000	(388,855)	(388,855)
Receive a fixed rate equal to 2.623% and pay a floating rate based on the 3-month USD-LIBOR-BBA	03/31/47	USD	14,900,000	339,627	339,627
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.677%	04/04/47	USD	24,800,000	(859,176)	(859,176)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.649%	04/04/47	USD	24,800,000	(708,384)	(708,384)
Receive a fixed rate equal to 2.573% and pay a floating rate based on the 3-month USD-LIBOR-BBA	04/05/47	USD	24,800,000	291,472	291,472
Receive a fixed rate equal to 2.587% and pay a floating rate based on the 3-month USD-LIBOR-BBA	04/12/47	USD	36,000,000	529,723	529,723
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.592%	04/12/47	USD	36,000,000	(576,094)	(576,094)
Receive a fixed rate equal to 2.533% and pay a floating rate based on the 3-month USD-LIBOR-BBA	04/13/47	USD	47,800,000	135,443	135,443
Receive a fixed rate equal to 2.448% and pay a floating rate based on the 3-month USD-LIBOR-BBA	04/18/47	USD	145,800,000	(2,342,110)	(2,342,110)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.482%	04/19/47	USD	29,800,000	253,677	253,677
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.508%	04/19/47	USD	29,800,000	84,880	84,880
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.484%	04/19/47	USD	11,900,000	95,987	95,987
Receive a fixed rate equal to 2.405% and pay a floating rate based on the 3-month USD-LIBOR-BBA	04/20/47	USD	7,800,000	(199,809)	(199,809)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.427%	04/20/47	USD	9,900,000	204,774	204,774
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.426%	04/20/47	USD	3,400,000	71,460	71,460
Receive a fixed rate equal to 2.422% and pay a floating rate based on the 3-month USD-LIBOR-BBA	04/20/47	USD	7,800,000	(170,695)	(170,695)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.748%	04/20/47	USD	37,200,000	(1,877,782)	(1,877,782)
Receive a fixed rate equal to 2.455% and pay a floating rate based on the 3-month USD-LIBOR-BBA	04/21/47	USD	6,000,000	(87,697)	(87,697)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.463%	04/24/47	USD	2,200,000	27,781	27,781
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2017 (Unaudited) (continued)

Description	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.456%	04/24/47	USD	17,700,000	252,615	252,615
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.466%	04/24/47	USD	1,500,000	18,242	18,242
Receive a fixed rate equal to 2.454% and pay a floating rate based on the 3-month USD-LIBOR-BBA	04/25/47	USD	12,200,000	(179,354)	(179,354)
Receive a fixed rate equal to 2.505% and pay a floating rate based on the 3-month USD-LIBOR-BBA	04/26/47	USD	4,800,000	(16,574)	(16,574)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.561%	04/27/47	USD	7,400,000	(66,750)	(66,750)
Receive a fixed rate equal to 2.535% and pay a floating rate based on the 3-month USD-LIBOR-BBA	04/28/47	USD	3,600,000	11,993	11,993
Receive a fixed rate equal to 2.540% and pay a floating rate based on the 3-month USD-LIBOR-BBA	04/28/47	USD	7,100,000	30,281	30,281
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.528%	05/02/47	USD	10,400,000	(16,180)	(16,180)
				$(783,325)	$(904,582)

At April 30, 2017, the following over-the-counter written interest rate swaptions were outstanding for Voya Global Bond Fund:
Description	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums Received	Fair Value
Call on 10-Year Interest Rate Swap	Citibank N.A.	2.625%	Pay	3-month USD-LIBOR-BBA	06/02/17	USD	77,600,000	$473,360	$(513,687)
Call on 10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	2.203%	Pay	3-month USD-LIBOR-BBA	05/02/17	USD	77,600,000	479,180	(52,076)
Call on 10-Year Interest Rate Swap	Morgan Stanley Capital Services LLC	2.051%	Pay	3-month USD-LIBOR-BBA	07/12/17	USD	77,600,000	469,480	(276,532)
Call on 10-Year Interest Rate Swap	Morgan Stanley Capital Services LLC	2.064%	Pay	3-month USD-LIBOR-BBA	05/08/17	USD	77,600,000	457,530	(8,598)
Call on 20-Year Interest Rate Swap	Morgan Stanley Capital Services LLC	1.700%	Pay	6-month EUR-EURIBOR-Reuters	04/12/27	EUR	31,000,000	4,154,615	(3,584,103)
Put on 20-Year Interest Rate Swap	Morgan Stanley Capital Services LLC	1.700%	Receive	6-month EUR-EURIBOR-Reuters	04/12/27	EUR	31,000,000	4,154,616	(4,122,532)
Put on 30-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	2.610%	Receive	3-month USD-LIBOR-BBA	07/06/17	USD	37,200,000	1,116,000	(608,490)
Put on 5-Year Interest Rate Swap	Goldman Sachs International	0.850%	Receive	6-month EUR-EURIBOR-Reuters	06/13/17	EUR	1,551,900,000	909,371	(18,249)
						Total Written Swaptions		$12,214,152	$(9,184,267)

At April 30, 2017, the following over-the-counter written interest rate caps were outstanding for Voya Global Bond Fund:
Description	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Termination Date	Notional Amount	Premiums Received	Fair Value
Put OTC Option	Bank of America N.A.	0.663%	Receive	Maximum of [Final 10-Year Interest Rate Swap less 2-Year Interest Rate Swap less Exercise Rate] or 0	05/19/17	USD 372,500,000	$172,281	$(100,179)
Call OTC Option	Goldman Sachs International	0.903%	Pay	Maximum of [Final 30-Year Interest Rate Swap less 2-Year Interest Rate Swap less Exercise Rate] or 0	05/19/17	USD 372,500,000	186,250	(118,287)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2017 (Unaudited) (continued)

Description	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Termination Date	Notional Amount	Premiums Received	Fair Value
Put OTC Option	Morgan Stanley Capital Services LLC	0.655%	Receive	Maximum of [Final 10-Year Interest Rate Swap less 2-Year Interest Rate Swap less Exercise Rate] or 0	05/18/17	USD 744,900,000	428,317	(212,881)
Put OTC Option	Morgan Stanley Capital Services LLC	0.948%	Receive	Maximum of [Final 30-Year Interest Rate Swap less 2-Year Interest Rate Swap less Exercise Rate] or 0	05/17/17	USD 744,900,000	488,841	(168,172)
							$1,275,689	$(599,519)

At April 30, 2017, the following over-the-counter written interest rate floors were outstanding for Voya Global Bond Fund:
Interest Rate Floors
Description	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Termination Date	Notional Amount	Premiums Received	Fair Value
Call OTC Option	Bank of America N.A.	0.663%	Pay	Maximum of [Exercise Rate less 10-Year Interest Rate Swap less 2-Year Interest Rate Swap] or 0	05/19/17	USD 372,500,000	$172,281	$(141,240)
Put OTC Option	Goldman Sachs International	0.903%	Receive	Maximum of [Exercise Rate less 30-Year Interest Rate Swap less 2-Year Interest Rate Swap] or 0	05/19/17	USD 372,500,000	186,250	(167,710)
Call OTC Option	Morgan Stanley Capital Services LLC	0.655%	Pay	Maximum of [Exercise Rate less 10-Year Interest Rate Swap less 2-Year Interest Rate Swap] or 0	05/18/17	USD 744,900,000	428,317	(251,920)
Call OTC Option	Morgan Stanley Capital Services LLC	0.948%	Pay	Maximum of [Exercise Rate less 30-Year Interest Rate Swap less 2-Year Interest Rate Swap] or 0	05/17/17	USD 744,900,000	488,841	(390,633)
							$1,275,689	$(951,503)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$7,249,719
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	4,874,174
Interest rate contracts	Net Assets — Unrealized appreciation**	523,081
Credit Contracts	Net Assets — Unrealized appreciation***	705,491
Interest rate contracts	Net Assets — Unrealized appreciation***	19,752,871
Total Asset Derivatives		$33,105,336
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$3,354,794
Interest rate contracts	Net Assets — Unrealized depreciation**	101,930
Interest rate contracts	Net Assets — Unrealized depreciation***	20,657,452
Interest rate contracts	Written options, at fair value	10,735,289
Total Liability Derivatives		$34,849,465

*
Includes purchased options.

**
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

***
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2017 (Unaudited) (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$(27,500)	$—	$—	$(146,950)	$—	$(174,450)
Equity contracts	—	—	34,997	—	—	34,997
Foreign exchange contracts	3,340,839	11,936,904	—	—	2,386,272	17,664,015
Interest rate contracts	17,310,565	—	588,069	(10,986,600)	(5,929,288)	982,746
Total	$20,623,904	$11,936,904	$623,066	$(11,133,550)	$(3,543,016)	$18,507,308

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$705,491	$—	$705,491
Equity contracts	—	—	(304,606)	—	—	(304,606)
Foreign exchange contracts	242,149	6,917,363	—	—	(1,365,596)	5,793,916
Interest rate contracts	(4,350,781)	—	814,353	3,300,801	4,330,646	4,095,019
Total	$(4,108,632)	$6,917,363	$509,747	$4,006,292	$2,965,050	$10,289,820

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments.

**
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at April 30, 2017:
	Bank of America N.A.	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Deutsche Bank AG	Goldman Sachs International	HBSC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley	Morgan Stanley Capital Services LLC	Standard Chartered Bank	The Bank of New York Mellon	Totals
Assets:
Purchased options	$—	$—	$—	$6,272	$—	$1,137,284	$—	$309,802	$—	$5,796,361	$—	$—	$7,249,719
Forward foreign currency contracts	—	2,117,542	424,192	766,298	175,334	203,779	51,505	600,507	—	481,040	—	53,977	4,874,174
Total Assets	$—	$2,117,542	$424,192	$772,570	$175,334	$1,341,063	$51,505	$910,309	$—	$6,277,401	$—	$53,977	$12,123,893
Liabilities:
Forward foreign currency contracts	$—	$746,104	$299,776	$1,183,374	$296,440	$—	$397	$629,050	$—	$175,873	$9,639	$14,141	$3,354,794
Written options	241,419	—	—	513,687	—	304,246	—	660,566	—	9,015,371	—	—	10,735,289
Total Liabilities	$241,419	$746,104	$299,776	$1,697,061	$296,440	$304,246	$397	$1,289,616	$—	$9,191,244	$9,639	$14,141	$14,090,083
Net OTC derivative instruments by counterparty, at fair value	$(241,419)	$1,371,438	$124,416	$(924,491)	$(121,106)	$1,036,817	$51,108	$(379,307)	$—	$(2,913,843)	$(9,639)	$39,836	$(1,966,190)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$(1,371,438)	$—	$521,000	$—	$(150,000)	$—	$—	$—	$2,913,843	$—	$—	$1,913,405
Net Exposure(1)(2)	$(241,419)	$—	$124,416	$(403,491)	$(121,106)	$886,817	$51,108	$(379,307)	$—	$—	$(9,639)	$39,836	$(52,785)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At April 30, 2017, the Fund had pledged $3,620,000 in cash collateral to Morgan Stanley Capital Services LLC. In addition, the Fund had received $6,740,000 and $1,570,000 in cash collateral from Bank of America N.A. and Barclays Bank PLC, respectively. Excess cash collateral is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Fund	as of April 30, 2017 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 95.5%
	Australia: 1.2%
723,407	Insurance Australia Group Ltd.	$3,357,967	1.2
	Canada: 1.0%
86,667	Canadian Natural Resources Ltd.	2,762,077	1.0
	China: 1.6%
406,689	China Mobile Ltd.	4,329,865	1.6
12,100,000	Other Securities	62,247	0.0
		4,392,112	1.6
	Denmark: 1.7%
128,395	Danske Bank A/S	4,668,253	1.7
	France: 5.5%
268,101	Orange SA	4,149,498	1.5
17,694	LVMH Moet Hennessy Louis Vuitton SE	4,368,102	1.6
33,081	Renault S.A.	3,084,845	1.1
63,504	Societe Generale	3,482,100	1.3
		15,084,545	5.5
	Germany: 4.6%
21,180	Allianz SE	4,032,204	1.5
38,300	BASF SE	3,731,151	1.3
35,217	Siemens AG	5,051,635	1.8
		12,814,990	4.6
	Hong Kong: 1.5%
578,060	AIA Group Ltd.	4,001,005	1.5
	India: 1.0%
109,701	Yes Bank Ltd.	2,780,729	1.0
	Ireland: 1.1%
37,092	Medtronic PLC	3,081,974	1.1
	Italy: 0.8%
477,934	Other Securities	2,272,190	0.8
	Japan: 6.8%
186,421	LIXIL Group Corp.	4,659,184	1.7
174,315	Mitsubishi Corp.	3,761,734	1.4
290,887	Panasonic Corp.	3,478,499	1.2
32,200	Shin-Etsu Chemical Co., Ltd.	2,798,749	1.0
149,200	Other Securities	4,228,427	1.5
		18,926,593	6.8
	Netherlands: 1.6%
87,164	Royal Dutch Shell PLC - Class A ADR	4,549,089	1.6
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Spain: 0.9%
108,336		Other Securities	$2,448,127	0.9
		Sweden: 1.5%
245,662		Volvo AB - B Shares	4,011,874	1.5
		Switzerland: 7.1%
28,428		Chubb Ltd.	3,901,743	1.4
71,487		Nestle S.A.	5,505,965	2.0
63,577		Novartis AG	4,894,480	1.8
20,235		Roche Holding AG	5,294,781	1.9
			19,596,969	7.1
		Taiwan: 1.8%
151,060		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,995,554	1.8
		United Kingdom: 4.2%
66,347		AstraZeneca PLC	3,973,492	1.4
133,986		Diageo PLC	3,899,964	1.4
21,141		Shire PLC ADR	3,741,112	1.4
			11,614,568	4.2
		United States: 51.6%
7,759	@	Amazon.com, Inc.	7,176,997	2.6
63,533		Apple, Inc.	9,126,516	3.3
197,579		Bank of America Corp.	4,611,494	1.7
181,918		Cisco Systems, Inc.	6,197,946	2.2
105,207		Coach, Inc.	4,144,104	1.5
82,109		Coca-Cola Co.	3,543,003	1.3
32,744		Crown Castle International Corp.	3,097,582	1.1
51,107		Deere & Co.	5,704,052	2.1
63,162		Dow Chemical Co.	3,966,574	1.4
57,844		Exxon Mobil Corp.	4,722,963	1.7
28,566		General Dynamics Corp.	5,535,805	2.0
77,232		JPMorgan Chase & Co.	6,719,184	2.4
203,764		Keycorp	3,716,655	1.3
34,760		Kraft Heinz Co.	3,141,956	1.1
72,974		Lazard Ltd.	3,133,504	1.1
29,464		McDonald’s Corp.	4,122,898	1.5
55,584		Merck & Co., Inc.	3,464,551	1.2
42,472		Microchip Technology, Inc.	3,210,034	1.2
140,513		Microsoft Corp.	9,619,520	3.5
28,768		NextEra Energy, Inc.	3,842,254	1.4
54,797		Nucor Corp.	3,360,700	1.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Fund	as of April 30, 2017 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
108,015	Oracle Corp.	$4,856,354	1.8
41,674	Philip Morris International, Inc.	4,619,146	1.7
67,199	Qualcomm, Inc.	3,611,274	1.3
36,710	Schlumberger Ltd.	2,664,779	1.0
58,246	Starbucks Corp.	3,498,255	1.3
30,637	UnitedHealth Group, Inc.	5,357,799	1.9
15,759	Vail Resorts, Inc.	3,114,924	1.1
241,648	Other Securities	13,112,467	4.7
		142,993,290	51.6
	Total Common Stock (Cost $222,579,719)	264,351,906	95.5
SHORT-TERM INVESTMENTS: 4.2%
	Mutual Funds: 4.2%
11,756,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.650%†† (Cost $11,756,000)	11,756,000	4.2
	Total Short-Term Investments (Cost $11,756,000)	11,756,000	4.2
	Total Investments in Securities (Cost $234,335,719)	$276,107,906	99.7
	Assets in Excess of Other Liabilities	851,754	0.3
	Net Assets	$276,959,660	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
††
Rate shown is the 7-day yield as of April 30, 2017.

@
Non-income producing security.

ADR American Depositary Receipt
Cost for federal income tax purposes is $234,819,402.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$45,476,078
Gross Unrealized Depreciation	(4,187,574)
Net Unrealized Appreciation	$41,288,504

Sector Diversification	Percentage of Net Assets
Financials	17.6%
Information Technology	15.9
Consumer Discretionary	11.9
Health Care	10.7
Industrials	10.5
Consumer Staples	8.9
Energy	6.2
Materials	4.9
Telecommunication Services	3.1
Utilities	3.1
Real Estate	2.7
Short-Term Investments	4.2
Assets in Excess of Other Liabilities	0.3
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2017
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$3,357,967	$—	$3,357,967
Canada	2,762,077	—	—	2,762,077
China	—	4,329,865	62,247	4,392,112
Denmark	—	4,668,253	—	4,668,253
France	—	15,084,545	—	15,084,545
Germany	—	12,814,990	—	12,814,990
Hong Kong	—	4,001,005	—	4,001,005
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Fund	as of April 30, 2017 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2017
India	—	2,780,729	—	2,780,729
Ireland	3,081,974	—	—	3,081,974
Italy	—	2,272,190	—	2,272,190
Japan	—	18,926,593	—	18,926,593
Netherlands	4,549,089	—	—	4,549,089
Spain	—	2,448,127	—	2,448,127
Sweden	—	4,011,874	—	4,011,874
Switzerland	3,901,743	15,695,226	—	19,596,969
Taiwan	4,995,554	—	—	4,995,554
United Kingdom	3,741,112	7,873,456	—	11,614,568
United States	142,993,290	—	—	142,993,290
Total Common Stock	166,024,839	98,264,820	62,247	264,351,906
Short-Term Investments	11,756,000	—	—	11,756,000
Total Investments, at fair value	$177,780,839	$98,264,820	$62,247	$276,107,906
Other Financial Instruments+
Futures	411,096	—	—	411,096
Total Assets	$178,191,935	$98,264,820	$62,247	$276,519,002

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At April 30, 2017, the following futures contracts were outstanding for Voya Global Equity Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI Emerging Markets Index	223	06/16/17	$10,915,850	$411,096
			$10,915,850	$411,096

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$411,096
Total Asset Derivatives		$411,096

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Fund	as of April 30, 2017 (Unaudited) (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$163,593
Total	$163,593

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$640,095
Total	$640,095

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Perspectives® Fund	as of April 30, 2017 (Unaudited)

Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: 100.0%
		Affiliated Investment Companies: 100.0%
200,700		Voya Corporate Leaders® 100 Fund - Class R6	$4,020,030	9.8
417,362		Voya Global Bond Fund - Class R6	4,077,627	10.0
208,602		Voya Global Real Estate Fund - Class R6	3,980,133	9.7
478,068		Voya GNMA Income Fund - Class I	4,054,014	9.9
499,442		Voya High Yield Bond Fund - Class R6	4,075,444	10.0
404,658		Voya Intermediate Bond Fund - Class R6	4,074,909	10.0
158,229	@	Voya MidCap Opportunities Fund - Class R6	4,104,454	10.0
390,489		Voya Multi-Manager Emerging Markets Equity Fund - Class I	4,307,091	10.5
426,134		Voya Multi-Manager International Factors Fund - Class I	4,227,251	10.3
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
223,821	Voya Small Company Fund - Class R6	$3,999,682	9.8
	Total Mutual Funds (Cost $38,725,779)	40,920,635	100.0
	Assets in Excess of Other Liabilities	10,754	0.0
	Net Assets	$40,931,389	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $39,557,426.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$2,393,494
Gross Unrealized Depreciation	(1,030,285)
Net Unrealized Appreciation	$1,363,209

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2017
Asset Table
Investments, at fair value
Mutual Funds	$40,920,635	$—	$—	$40,920,635
Total Investments, at fair value	$40,920,635	$—	$—	$40,920,635

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Perspectives® Fund	as of April 30, 2017 (Unaudited) (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended April 30, 2017, where the following issuers were considered an affiliate:
Issuer	Beginning Market Value at 10/31/16	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 04/30/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Corporate Leaders® 100 Fund - Class R6	$1,977,921	$2,171,553	$(396,730)	$267,286	$4,020,030	$36,415.0	$37,530	$—
Voya Global Bond Fund - Class R6	6,937,277	778,136	(3,574,199)	(63,587)	4,077,627	166,466	(98,276)	—
Voya Global Real Estate Fund - Class R6	2,004,300	2,271,258	(326,021)	30,596	3,980,133	58,739	(22,258)	5,309
Voya GNMA Income Fund - Class I	6,953,646	563,856	(3,367,454)	(96,034)	4,054,014	49,472	(505)	—
Voya High Yield Bond Fund - Class R6	6,945,882	490,320	(3,480,350)	119,592	4,075,444	133,883	(25,124)	—
Voya Intermediate Bond Fund - Class R6	6,950,551	555,452	(3,340,949)	(90,145)	4,074,909	83,613	(30,543)	—
Voya International Core Fund - Class I	1,980,094	2,190,348	(357,207)	414,016	4,227,251	30,793	(32,243)	—
Voya MidCap Opportunities Fund - Class R6	1,983,326	2,290,301	(566,178)	397,005	4,104,454	—	(19,272)	112,305
Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,980,095	2,298,869	(498,818)	526,945	4,307,091	22,744	7,292	—
Voya Small Company Fund - Class R6	1,986,118	2,251,766	(529,170)	290,968	3,999,682	5,242	6,372	120,046
	$39,699,210	$15,861,859	$(16,437,076)	$1,796,642	$40,920,635	$587,367	$(177,027)	$237,660

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of April 30, 2017 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.3%
		Australia: 3.9%
3,571,879		Other Securities(a)	$7,851,955	3.9
		Austria: 1.0%
60,204		Other Securities	2,049,185	1.0
		Belgium: 1.4%
151,931	@	AGFA-Gevaert NV	770,892	0.4
30,255		Other Securities	1,993,236	1.0
			2,764,128	1.4
		Brazil: 0.0%
8,100		Other Securities	68,494	0.0
		Canada: 7.4%
44,300		Russel Metals, Inc.	849,620	0.4
54,139		Transcontinental, Inc.	965,741	0.5
21,488		West Fraser Timber Co., Ltd.	965,587	0.5
2,249,860		Other Securities(a)	12,159,891	6.0
			14,940,839	7.4
		China: 0.7%
2,041,763		Other Securities	1,484,216	0.7
		Cyprus: 0.0%
4,349		Other Securities	32,922	0.0
		Denmark: 0.8%
109,932		Other Securities	1,532,632	0.8
		Finland: 1.0%
221,981		Other Securities	1,936,085	1.0
		France: 7.2%
7,020	#,@	Amundi SA	461,959	0.2
6,990	@	Arkema SA	740,123	0.4
7,699	@	Atos SE	1,008,457	0.5
9,464	#,@	Elior Group	236,117	0.1
4,620	@	ID Logistics Group	700,282	0.4
8,111	@	Imerys SA	697,799	0.4
5,951	@	Ipsen SA	692,834	0.3
25,782	#,@	Maisons du Monde SA	894,768	0.4
5,646		Teleperformance	709,979	0.4
36,100	@	UbiSoft Entertainment	1,710,145	0.8
198,996		Other Securities(a)	6,690,114	3.3
			14,542,577	7.2
		Germany: 5.2%
8,103		Amadeus Fire AG	692,182	0.3
51,426	@	Patrizia Immobilien AG	1,014,587	0.5
45,504		SAF-Holland SA	785,574	0.4
10,187	@	Siltronic AG	732,330	0.4
270,725		Other Securities	7,244,483	3.6
			10,469,156	5.2
		Greece: 0.0%
5,808		Other Securities	64,759	0.0
		Hong Kong: 2.2%
19,394,177		Other Securities	4,403,330	2.2
		India: 0.4%
201,670		Other Securities	815,145	0.4
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Indonesia: 0.2%
5,359,480		Other Securities	$357,973	0.2
		Ireland: 0.6%
415,833		Other Securities	1,309,960	0.6
		Israel: 1.0%
224,450		Other Securities	2,098,425	1.0
		Italy: 5.9%
144,334	#,@	Anima Holding SpA	943,542	0.5
10,941	@	Brembo SpA	859,599	0.4
29,152		Brunello Cucinelli SpA	763,397	0.4
68,314		Cerved Information Solutions SpA	729,336	0.4
11,570	@	DiaSorin SpA	867,101	0.4
185,435	#	Infrastrutture Wireless Italiane SpA	1,026,132	0.5
38,941		Moncler SpA	960,481	0.5
76,540	#,@	OVS SpA	509,422	0.2
27,351		Salvatore Ferragamo Italia SpA	875,843	0.4
716,692		Other Securities	4,481,191	2.2
			12,016,044	5.9
		Japan: 23.3%
31,000		Alps Electric Co., Ltd.	911,174	0.4
19,900		Asahi Intecc Co. Ltd.	884,679	0.4
76,400		Daikyonishikawa Corp.	971,210	0.5
222,000	@	IHI Corp.	751,779	0.4
430,000		Kanematsu Corp.	876,181	0.4
18,400		Nippon Shinyaku Co., Ltd.	978,491	0.5
108,500		Sanwa Holdings Corp.	1,093,698	0.5
18,800		SCSK Corp.	756,844	0.4
41,300		Temp Holdings Co., Ltd.	777,189	0.4
92,500		Tokyo Steel Manufacturing Co., Ltd.	689,228	0.3
40,300		Toyo Tire & Rubber Co., Ltd.	708,862	0.3
59,800		Yuasa Trading Co., Ltd.	1,730,886	0.9
25,500		Zenkoku Hosho Co. Ltd.	922,462	0.5
4,558,866		Other Securities(a)	35,223,888	17.4
			47,276,571	23.3
		Liechtenstein: 0.0%
1,065		Other Securities	91,550	0.0
		Luxembourg: 0.8%
274,098		Other Securities	1,607,685	0.8
		Malaysia: 0.2%
1,243,791		Other Securities	434,132	0.2
		Marshall Islands: 0.0%
3,841		Other Securities	19,639	0.0
		Mexico: 0.1%
98,071		Other Securities	171,689	0.1

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of April 30, 2017 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Netherlands: 2.2%
14,095		BE Semiconductor Industries NV	$736,870	0.4
10,124	#	Euronext NV	496,641	0.2
14,969		IMCD Group NV	806,319	0.4
26,398	#,L	Intertrust NV	528,944	0.3
9,363	#,@	Philips Lighting NV	316,785	0.1
16,404	#	Refresco Group NV	320,463	0.2
564,480		Other Securities(a)	1,293,253	0.6
			4,499,275	2.2
		New Zealand: 0.2%
227,443		Other Securities	488,709	0.2
		Norway: 1.6%
89,215		Subsea 7 SA	1,470,231	0.7
225,813		Other Securities(a)	1,684,669	0.9
			3,154,900	1.6
		Philippines: 0.0%
38,300		Other Securities	70,744	0.0
		Poland: 0.1%
35,074		Other Securities	120,810	0.1
		Qatar: 0.0%
13,944		Other Securities	73,486	0.0
		Russia: 0.0%
26,116		Other Securities	28,559	0.0
		Singapore: 0.7%
1,774,824		Other Securities	1,429,951	0.7
		South Africa: 0.9%
548,139		Other Securities	1,844,137	0.9
		South Korea: 2.9%
237,561		Other Securities	5,977,795	2.9
		Spain: 1.5%
382,428		Other Securities(a)	2,976,475	1.5
		Sweden: 1.7%
23,236	#	Dometic Group AB	173,117	0.1
19,815	#,@	Scandic Hotels Group AB	223,070	0.1
390,881		Other Securities(a)	3,089,188	1.5
			3,485,375	1.7
		Switzerland: 4.9%
1,700	#,@	Galenica Sante Ltd.	74,322	0.0
26,913		Logitech International SA	899,465	0.4
3,516		Lonza Group AG	719,409	0.4
7,964		Tecan Group AG	1,359,116	0.7
8,379	#,@	Wizz Air Holdings PLC	191,689	0.1
86,351		Other Securities	6,762,756	3.3
			10,006,757	4.9
		Taiwan: 1.3%
3,015,137		Other Securities	2,618,384	1.3
		Thailand: 1.1%
1,242,700		Thanachart Capital PCL	1,695,185	0.9
2,197,100		Other Securities	449,399	0.2
			2,144,584	1.1
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Turkey: 0.0%
37,631		Other Securities	$84,667	0.0
		United Arab Emirates: 0.1%
102,811		Other Securities	141,151	0.1
		United Kingdom: 13.3%
49,415	#	Auto Trader Group PLC	256,655	0.1
202,653		B&M European Value Retail SA	884,370	0.4
138,126	#,@	ConvaTec Group PLC	549,406	0.3
130,322		Dart Group PLC	1,027,108	0.5
345,106		Hays PLC	765,824	0.4
53,309		Hill & Smith Holdings PLC	916,930	0.5
59,987	#,@	Ibstock PLC	178,003	0.1
80,717		Investec PLC - INP - ZAR	598,843	0.3
39,598		Investec PLC - INVP - GBP	293,362	0.1
201,029		Tyman PLC	859,232	0.4
4,596,357		Other Securities(a)	20,728,493	10.2
			27,058,226	13.3
		United States: 0.5%
198,847		Other Securities(a)	919,617	0.5
		Total Common Stock (Cost $175,024,982)	195,462,693	96.3
EXCHANGE-TRADED FUNDS: 0.3%
14,021		Other Securities	563,224	0.3
		Total Exchange-Traded Funds (Cost $553,212)	563,224	0.3
PREFERRED STOCK: 1.3%
		Brazil: 0.0%
2,100		Other Securities	31,625	0.0
		Germany: 1.3%
15,057		Draegerwerk AG & Co. KGaA	1,647,979	0.8
25,794		Other Securities	851,784	0.5
			2,499,763	1.3
		South Africa: 0.0%
776		Other Securities	42,366	0.0
		United Kingdom: 0.0%
1,440,740		Other Securities	1,866	0.0
		Total Preferred Stock (Cost $1,493,413)	2,575,620	1.3
RIGHTS: 0.0%
		Brazil: 0.0%
44		Other Securities	30	0.0
		Total Rights (Cost $—)	30	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of April 30, 2017 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
CLOSED-END FUNDS: 0.1%
	United Kingdom: 0.1%
5,300	Other Securities	$182,666	0.1
	Total Closed-End Funds (Cost $287,565)	182,666	0.1
	Total Long-Term Investments (Cost $177,359,172)	198,784,233	98.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.4%
	Securities Lending Collateralcc: 1.4%
941,444	BNP Paribas S.A., Repurchase Agreement dated 04/28/17, 0.84%, due 05/01/17 (Repurchase Amount $941,509, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $960,273, due 11/15/17-07/20/63)	941,444	0.4
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 04/28/17, 0.84%, due 05/01/17 (Repurchase Amount $1,000,069, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 04/30/17-03/20/67)	1,000,000	0.5
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
1,000,000	Nomura Securities, Repurchase Agreement dated 04/28/17, 0.83%, due 05/01/17 (Repurchase Amount $1,000,068, collateralized by various U.S. Government Agency Obligations, 1.950%-9.000%, Market Value plus accrued interest $1,020,000, due 06/01/18-03/20/67)	$1,000,000	0.5
		2,941,444	1.4
Shares		Value	Percentage of Net Assets
CLOSED-END FUNDS: 0.1%
	Mutual Funds: 1.0%
2,014,628	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.650%†† (Cost $2,014,628)	2,014,628	1.0
	Total Short-Term Investments (Cost $4,956,072)	4,956,072	2.4
	Total Investments in Securities (Cost $182,315,244)	$203,740,305	100.4
	Liabilities in Excess of Other Assets	(905,251)	(0.4)
	Net Assets	$202,835,054	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of April 30, 2017.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of April 30, 2017 (Unaudited) (continued)

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at April 30, 2017.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $182,570,025.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$34,495,193
Gross Unrealized Depreciation	(13,324,913)
Net Unrealized Appreciation	$21,170,280

Sector Diversification	Percentage of Net Assets
Industrials	23.0%
Consumer Discretionary	14.6
Information Technology	12.7
Materials	10.8
Health Care	10.5
Financials	9.2
Real Estate	6.3
Energy	5.0
Consumer Staples	3.8
Telecommunication Services	1.1
Utilities	0.7
Exchange-Traded Funds	0.3
Short-Term Investments	2.4
Liabilities in Excess of Other Assets	(0.4)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2017 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2017
Asset Table
Investments, at fair value
Common Stock
Australia	$930,401	$6,921,554	$—	$7,851,955
Austria	703,681	1,345,504	—	2,049,185
Belgium	933,814	1,830,314	—	2,764,128
Brazil	68,494	—	—	68,494
Canada	14,940,839	—	—	14,940,839
China	474,517	1,009,699	—	1,484,216
Cyprus	32,922	—	—	32,922
Denmark	540,893	991,739	—	1,532,632
Finland	702,854	1,233,231	—	1,936,085
France	4,809,335	9,733,242	—	14,542,577
Germany	1,505,030	8,964,126	—	10,469,156
Greece	64,759	—	—	64,759
Hong Kong	727,806	3,675,524	—	4,403,330
India	73,259	741,886	—	815,145
Indonesia	18,335	339,638	—	357,973
Ireland	652,278	657,682	—	1,309,960
Israel	856,235	1,242,190	—	2,098,425
Italy	4,623,151	7,392,893	—	12,016,044
Japan	477,973	46,798,598	—	47,276,571
Liechtenstein	23,389	68,161	—	91,550
Luxembourg	1,607,685	—	—	1,607,685
Malaysia	220,218	213,914	—	434,132
Marshall Islands	19,639	—	—	19,639
Mexico	171,689	—	—	171,689
Netherlands	1,248,409	3,250,866	—	4,499,275
New Zealand	85,619	403,090	—	488,709
Norway	971,490	2,183,410	—	3,154,900
Philippines	69,005	1,739	—	70,744
See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of April 30, 2017 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2017
Poland	56,752	64,058	—	120,810
Qatar	73,486	—	—	73,486
Russia	28,559	—	—	28,559
Singapore	649,611	780,340	—	1,429,951
South Africa	1,553,821	290,316	—	1,844,137
South Korea	1,127,427	4,496,703	353,665	5,977,795
Spain	120,409	2,856,066	—	2,976,475
Sweden	713,621	2,771,754	—	3,485,375
Switzerland	1,206,629	8,800,128	—	10,006,757
Taiwan	31,013	2,587,371	—	2,618,384
Thailand	44,110	2,100,474	—	2,144,584
Turkey	—	84,667	—	84,667
United Arab Emirates	141,151	—	—	141,151
United Kingdom	11,186,431	15,871,795	—	27,058,226
United States	662,690	256,927	—	919,617
Total Common Stock	55,149,429	139,959,599	353,665	195,462,693
Exchange-Traded Funds	563,224	—	—	563,224
Preferred Stock	242,579	2,333,041	—	2,575,620
Rights	—	30	—	30
Short-Term Investments	2,014,628	2,941,444	—	4,956,072
Closed-End Funds	182,666	—	—	182,666
Total Investments, at fair value	$58,152,526	$145,234,114	$353,665	$203,740,305
Other Financial Instruments+
Forward Foreign Currency Contracts	—	651	—	651
Total Assets	$58,152,526	$145,234,765	$353,665	$203,740,956
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(6,154)	$—	$(6,154)
Total Liabilities	$—	$(6,154)	$—	$(6,154)

(1)
For the period ended April 30, 2017, as a result of the fair value pricing procedures for international equities utilized by the Fund certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At April 30, 2017, securities valued at $3,393,393 and $16,444,143 were transferred from Level 1 to Level 2 and from Level 2 to Level 1, respectively, within the fair value hierarchy. In addition, certain securities valued at $1,068 transferred from Level 3 to Level 1 due to observable inputs becoming available.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of April 30, 2017 (Unaudited) (continued)

At April 30, 2017, the following forward foreign currency contracts were outstanding for Voya Multi-Manager International Small Cap Fund:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
The Bank of New York Mellon	South Korean Won	406,459,350	Buy	05/02/17	$360,149	$357,201	$(2,948)
Barclays Bank PLC	Japanese Yen	48,347,065	Buy	05/01/17	434,351	433,704	(647)
BNP Paribas	Japanese Yen	6,184,051	Buy	05/02/17	55,575	55,475	(100)
CIBC World Markets Corp.	British Pound	26,624	Buy	05/02/17	34,170	34,483	313
Bank of America N.A.	Swiss Franc	454,592	Buy	05/03/17	457,385	456,907	(478)
Bank of America N.A.	EU Euro	926,070	Buy	05/03/17	1,009,256	1,008,822	(434)
Bank of America N.A.	British Pound	687,341	Buy	05/03/17	890,567	890,272	(295)
Bank of America N.A.	Hong Kong Sar Dollar	1,283,062	Buy	05/04/17	164,997	164,961	(36)
Bank of America N.A.	Singapore Dollar	27,041	Buy	05/04/17	19,359	19,354	(5)
Bank of America N.A.	Japanese Yen	126,591,420	Buy	05/08/17	1,136,256	1,135,863	(393)
Morgan Stanley & Co. International PLC	Hong Kong Sar Dollar	288,109	Buy	05/02/17	37,023	37,041	18
State Street Bank and Trust Co.	British Pound	55,886	Buy	05/02/17	72,063	72,383	320
UBS AG	EU Euro	62,989	Buy	05/03/17	68,677	68,618	(59)
							$(4,744)
Credit Suisse International	EU Euro	438,488	Sell	05/02/17	$476,887	$477,646	$(759)
							$(759)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$651
Total Asset Derivatives		$651
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$6,154
Total Liability Derivatives		$6,154

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(18,975)
Total	$(18,975)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(5,503)
Total	$(5,503)

*
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of April 30, 2017 (Unaudited) (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at April 30, 2017:
	Bank of America N.A.	Barclays Bank PLC	BNP Paribas	CIBC World Markets Corp.	Credit Suisse International	Morgan Stanley & Co. International PLC	State Street Bank & Trust Co.	The Bank of New York Mellon	UBS AG	Totals
Assets:
Forward foreign currency contracts	$—	$—	$—	$313	$—	$18	$320	$—	$—	$651
Total Assets	$—	$—	$—	$313	$—	$18	$320	$—	$—	$651
Liabilities:
Forward foreign currency contracts	$1,641	$647	$100	$—	$759	$—	$—	$2,948	$59	$6,154
Total Liabilities	$1,641	$647	$100	$—	$759	$—	$—	$2,948	$59	$6,154
Net OTC derivative instruments by counterparty, at fair value	$(1,641)	$(647)	$(100)	$313	$(759)	$18	$320	$(2,948)	$(59)	$(5,503)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$(1,641)	$(647)	$(100)	$313	$(759)	$18	$320	$(2,948)	$(59)	$(5,503)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Russia Fund	as of April 30, 2017 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.6%
		Consumer Staples: 9.2%
22,750	@	Magnit OJSC	$3,508,194	4.1
48,000		Magnit PJSC GDR	1,678,874	2.0
76,165	@	X5 Retail Group N.V. GDR	2,684,816	3.1
			7,871,884	9.2
		Energy: 35.4%
406,790	@	Gazprom Neft JSC	1,431,805	1.7
110,000		Gazprom Neft PJSC ADR	1,935,539	2.2
1,100,000		Gazprom PJSC	2,642,454	3.1
180,000	@	KazMunaiGas Exploration Production GDR	1,746,000	2.0
3,800		Lukoil PJSC	188,293	0.2
172,500		Lukoil PJSC ADR	8,547,375	9.9
50,300		Novatek PJSC GDR	6,089,692	7.1
280,000	@	Tatneft PJSC	1,854,518	2.2
98,000		Tatneft PJSC ADR	3,835,720	4.5
1,700,000	@	TMK PJSC	2,194,849	2.5
			30,466,245	35.4
		Financials: 22.2%
240,000	@	Halyk Savings Bank of Kazakhstan JSC GDR	1,800,000	2.1
1,850,000		Moscow Exchange MICEX-RTS PJ	3,740,667	4.3
800,000	@	Sberbank of Russia PJSC	2,323,647	2.7
805,000		Sberbank PAO ADR	9,571,450	11.1
80,000	@	TBC Bank Group PLC	1,683,763	2.0
			19,119,527	22.2
		Industrials: 2.3%
640,000@		Aeroflot - Russian Airlines PJSC	1,975,803	2.3
		Information Technology: 5.1%
27,900	@	EPAM Systems, Inc.	2,148,300	2.5
81,000	@	Yandex NV	2,208,060	2.6
			4,356,360	5.1
		Materials: 9.8%
2,475,000	@	Alrosa AO	4,266,727	5.0
250,000	@	Kinross Gold Corp.	869,932	1.0
7,500		MMC Norilsk Nickel OJSC	1,152,230	1.3
140,000		MMC Norilsk Nickel PJSC ADR	2,154,600	2.5
			8,443,489	9.8
		Real Estate: 1.1%
240,000		Etalon Group Ltd. GDR	924,000	1.1
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Telecommunication Services: 5.7%
260,000	@	Mobile TeleSystems PJSC	$1,251,026	1.4
148,000		Mobile TeleSystems PJSC ADR	1,527,360	1.8
255,000		Sistema PJSC FC GDR	2,144,550	2.5
			4,922,936	5.7
		Utilities: 4.8%
263,000,000		RusHydro JSC	4,135,654	4.8
		Total Common Stock (Cost $59,709,560)	82,215,898	95.6
PREFERRED STOCK: 3.9%
		Energy: 3.9%
3,000,000		Surgutneftegas OAO	1,607,536	1.9
405,000	@	Tatneft	1,693,784	2.0
		Total Preferred Stock (Cost $2,076,402)	3,301,320	3.9
		Total Long-Term Investments (Cost $61,785,962)	85,517,218	99.5
SHORT-TERM INVESTMENTS: 0.0%
		Mutual Funds: 0.0%
23,035		BlackRock Liquidity Funds, FedFund, Institutional Class, 0.650%†† (Cost $23,035)	23,035	0.0
		Total Short-Term Investments (Cost $23,035)	23,035	0.0
		Total Investments in Securities (Cost $61,808,997)	$85,540,253	99.5
		Assets in Excess of Other Liabilities	467,024	0.5
		Net Assets	$86,007,277	100.0

††
Rate shown is the 7-day yield as of April 30, 2017.

@
Non-income producing security.

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

Cost for federal income tax purposes is $62,649,965.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$25,268,929
Gross Unrealized Depreciation	(2,378,641)
Net Unrealized Appreciation	$22,890,288

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Russia Fund	as of April 30, 2017 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2017
Asset Table
Investments, at fair value
Common Stock
Consumer Staples	$2,684,816	$5,187,068	$—	$7,871,884
Energy	14,129,095	16,337,150	—	30,466,245
Financials	13,055,213	6,064,314	—	19,119,527
Industrials	—	1,975,803	—	1,975,803
Information Technology	4,356,360	—	—	4,356,360
Materials	3,024,532	5,418,957	—	8,443,489
Real Estate	924,000	—	—	924,000
Telecommunication Services	3,671,910	1,251,026	—	4,922,936
Utilities	—	4,135,654	—	4,135,654
Total Common Stock	41,845,926	40,369,972	—	82,215,898
Preferred Stock	—	3,301,320	—	3,301,320
Short-Term Investments	23,035	—	—	23,035
Total Investments, at fair value	$41,868,961	$43,671,292	$—	$85,540,253

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND
SUB-ADVISORY CONTRACTS
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Trustees (the “Board”) of Voya Mutual Funds (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Diversified Emerging Markets Debt Fund, Voya Diversified International Fund, Voya Global Bond Fund, Voya Global Equity Fund, Voya Global Perspectives® Fund, Voya Multi-Manager International Small Cap Fund, and Voya Russia Fund (collectively, the “Funds”), as such term is defined under the 1940 Act (the “Independent Trustees”), must annually review and approve the Funds’ existing investment management and sub-advisory contracts. At a meeting held on November 17, 2016, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Adviser”) and the Funds, and the sub-advisory contracts (the “Sub-Advisory Contracts”) with the sub-adviser(s) to each Fund (the “Sub-Adviser”), effective through November 30, 2017.
In addition to the Board meeting on November 17, 2016, the Independent Trustees also held separate meetings outside the presence of Management on October 18, 2016 and November 15, 2016, to consider the renewal of the Management and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees.
At its November 17, 2016 meeting, the Board, including the Independent Trustees voted to renew the Management Contracts and Sub-Advisory Contracts for the Funds effective through November 30, 2017. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meetings the investment management contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (the “Voya funds”), the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Management and Sub-Advisory Contracts. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s investment management and sub-advisory arrangements.
The Board, in considering the Management and Sub-Advisory Contracts, was cognizant that shareholders of each Fund have a broad range of investment options available to them and that, based upon their opportunity to review and weigh the disclosure provided by the Fund, have chosen the Fund as an investment.
Overview of the Contract Renewal and Approval Process
The Board follows a structured process pursuant to which it seeks, considers, reviews and analyzes relevant information when it decides whether to approve new or existing investment management and sub-advisory arrangements for the Voya funds, including the Funds’ existing Management and Sub-Advisory Contracts (the “Contract Review Process”).
The Contract Review Process has evolved as the Board’s membership has changed through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to make revised requests for information from Management and address certain unique characteristics related to new or existing Voya funds.
The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Fund is assigned to an IRC, which provides ongoing oversight regarding, among other matters, the investment performance of the Adviser and the Sub-Adviser(s), as well as the oversight by the Adviser of the performance of the Sub-Adviser(s). The IRCs will typically apply a heightened level of scrutiny in cases where performance has lagged a Fund’s relevant benchmark, Morningstar, Inc. (“Morningstar”) category average and/or median, as

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

applicable. The Board and/or IRCs may also apply a heightened level of scrutiny in cases where a Fund’s performance has lagged its Selected Peer Group (defined below).
The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed by the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request, and Management provides, certain information that the Independent Trustees deem important to facilitate an informed review in connection with initial and annual approvals of investment management and sub-advisory contracts. Among other actions, the Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees in developing and determining a selected peer group of investment companies for each Fund (“Selected Peer Group”) based on each Fund’s particular attributes, such as fund type and scale, Morningstar category and sales channels and structure. The Independent Trustees review, evaluate and update the 15(c) Methodology Guide at least annually.
Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of investment management and sub-advisory arrangements (including the Funds’ Management and Sub-Advisory Contracts). The Independent Trustees have periodically retained an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Funds for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends and considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks and peer groups used to assess the performance of the Voya funds.
The Board employed its process for reviewing contracts when considering the renewals of the Funds’ Management and Sub-Advisory Contracts at its November 17, 2016 meeting that would be effective through November 30,
2017. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.
Nature, Extent and Quality of Service
In determining whether to approve the Management and Sub-Advisory Contracts, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and the Sub-Adviser(s). This included information regarding the Adviser and the Sub-Adviser(s) provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.
The Adviser oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Funds. In addition, the Adviser provides administrative services reasonably necessary for the operation of the Funds. The Adviser conducts day-to-day oversight of the Funds’ operations and risks but may delegate certain management responsibilities to one or more sub-advisers. Also, the Adviser oversees various other service providers, which may include, among others, distributors, custodians and fund accounting agents, shareholder service providers, and transfer agents, who provide services to the Funds.
The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Trustees prior to the November 17, 2016 Board meeting included, among other information, the following items for each Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund (and, if managed by more than one Sub-Adviser, of the individual sleeves of the Fund) and other similarly managed funds in its Selected Peer Group, as well as information regarding the Fund’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Fund’s Selected Peer Group was selected and how profitability was determined; (4) responses from the Adviser and the Sub-Adviser(s) to the Funds to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Management and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and the Sub-Adviser(s); (7) financial statements for the Adviser and the Sub-Adviser(s) (or the parent company of certain unaffiliated sub-advisers); (8) a draft of a narrative

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

summary addressing key factors the Board customarily considers in evaluating the Management and Sub-Advisory Contracts for the Voya funds’ (including the Fund’s) investment management and sub-advisory contracts, including a written analysis for the Fund of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Fund performance by the Trust’s Chief Investment Risk Officer, who leads the Adviser’s Investment Risk Management Department (“IRMD”); (10) information regarding net asset flows into and out of the Fund; and (11) other information relevant to the Board’s evaluations.
For each Fund, Class A shares were used for purposes of certain comparisons between the Fund and its Selected Peer Group. Class A shares generally were selected so that a Fund’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in each Fund’s Selected Peer Group were selected based upon criteria designed to represent the Fund share class being compared to the Selected Peer Group.
In arriving at its conclusions with respect to the Management Contracts, the Board was mindful of the “manager-of-managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, developments and ongoing operations of the Sub-Adviser(s) under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser(s) provides to the applicable Funds and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Adviser(s), the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser(s) and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the Funds that it manages. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Adviser(s) based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Fund and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Funds on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and the IRMD staff members, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya funds.
The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a fund in the Voya funds. The Board noted that, for new non-Voya-affiliated sub-advisers, MR&S is responsible for: identifying qualified candidates; analyzing their investment processes, personnel and resources; conducting due diligence on the candidates; and selecting a firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of considering the approval of any new sub-adviser for a fund.
The Board also considered that in the course of monitoring performance of the Sub-Advisers, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of each Fund to its Morningstar category average and/or median and primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Funds and alerts the IRCs to potential issues as they arise. The Board noted that another service provided by MR&S is the preparation of the Fund Dispersion Report. This report seeks to monitor any dispersion between Funds managed by non-Voya-affiliated sub-advisers and their similarly managed retail counterparts and assists the Board in carrying out its general oversight duties. The Board also considered that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the Sub-Advisers and contemplated that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.
The Board considered that the Funds also benefit from the services of the IRMD, under the leadership of the Chief

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Investment Risk Officer, the costs of which are shared by the Funds and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Funds. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Fund performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.
The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser(s) and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving a Voya fund’s performance.
In considering the Funds’ Management Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond investment management services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with certain of the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.
Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and the Sub-Adviser personnel with codes of ethics. The Board considered reports throughout the year and also in connection with the Board’s consideration of the Management and Sub-Advisory Contracts from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.
The Board requested and considered information regarding the staffing of each Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and the Sub-Adviser(s), and evaluated the compensation arrangements for each Fund’s portfolio management team. The Board also considered the adequacy of the resources committed to the Funds (and other relevant funds in the Voya funds) by the Adviser and the Sub-Adviser(s), and whether those resources are commensurate with the needs of the Funds and are sufficient to provide high-quality services to the Funds. The Board also considered the financial stability of the Adviser and the Sub-Adviser(s).
Based on their deliberations and the materials presented to them, the Board concluded that the investment management and related services provided by the Adviser and each Sub-Adviser(s) are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and each Sub-Adviser(s) were appropriate.
Fund Performance
In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance to the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for each Fund included its investment performance compared to the Fund’s Morningstar category average and/or median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2016.
In addition, the Board also considered at its November 17, 2016 meeting certain additional data regarding performance and Fund asset levels as of September 30, 2016. The Board’s findings specific to each Fund’s performance are discussed under “Fund-by-Fund Analysis” below.
Economies of Scale
When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and the Sub-Adviser(s) as a Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

rate schedules that will result in a lower advisory fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers, which the Board monitors over time. The Board also considered that some of the Funds that do not have advisory fee breakpoints do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee rate breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Funds’ investment performance.
Information Regarding Services to Other Clients
The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and the Sub-Adviser(s) to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Fund, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser(s) for these differences. For non-Voya-affiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Adviser and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or the Sub-Adviser(s) (including other investment companies) may differ materially due to, among other reasons, as applicable: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; market differences in fee rates that existed when a Fund first was organized; differences in the original sponsors of Funds that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.
Fee Rates, Profitability and Fall-out Benefits
The Board reviewed and considered each contractual management fee rate payable by each Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual management fees that are paid to each Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Funds, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement and not to terminate such agreement without prior approval of the Board.
The Board requested information regarding and considered: (1) the fee rate structure of each Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser(s) and their respective affiliates from their association with the Funds. For each Fund, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser(s) are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser and the Voya-affiliated Sub-Adviser, which was prepared by Management in accordance with the methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties for distribution services. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as relevant to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee rates. In this regard, the Board also noted that the Adviser (and not a Fund) pays the sub-advisory fees earned by a non-Voya-affiliated Sub-Adviser. In addition, the Board noted that many of the Funds’ Sub-Advisers had previously represented that they had not accounted for their profits on an account-by-account basis.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.
In considering management and sub-advisory contracts, the Board noted that, at the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Voya funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in the sub-advisers or portfolio managers; and strategy modifications.
In making its determinations, the Board based its conclusions as to the reasonableness of the management and sub-advisory fees of the Adviser and each Sub-Adviser primarily on the factors described for each Fund below.
Fund-by-Fund Analysis
The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 17, 2016 meeting in relation to approving each Fund’s Management and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category median and/or average, as well as its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Fund’s management fee rates and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.
Voya Diversified Emerging Markets Debt Fund
In considering whether to approve the renewal of the Management Contract and the Sub-Advisory Contract with
Voya Investment Management Co. LLC (“Voya IM”) for Voya Diversified Emerging Markets Debt Fund, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Fund outperformed its Morningstar category average for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the three-year period, the second quintile for the one-year period, and the third quintile for the year-to-date period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is above the median and below the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is above the median and below the average of the funds in its Selected Peer Group, and the expense ratio for the Fund, not inclusive of AFFE, is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Fund’s management fee and expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2017. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Diversified International Fund
In considering whether to approve the renewal of the Management Contract and the Sub-Advisory Contract with Voya IM for Voya Diversified International Fund, the Board

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

considered that, based on performance data for the periods ended March 31, 2016: (1) the Fund underperformed its Morningstar category average for all periods presented, with the exception of the year-to-date and one-year periods, during which it outperformed; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and ten-year periods, during which it underperformed; and (3) the Fund is ranked in the second quintile of its Morningstar category for the year-to-date and one-year periods, and the fourth quintile for the three-year, five-year and ten-year periods. In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the effect that an overweight position in emerging market equities vis-à-vis peer funds and allocations to certain underlying funds had on the Fund’s performance; (2) Management’s expectation that the Fund’s performance will improve; (3) Management’s representations regarding the competitiveness of the Fund’s performance during certain periods; and (4) that Management would continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund, inclusive of AFFE, is below the median and the average expense ratios of the funds in its Selected Peer Group, and the expense ratio for the Fund, not inclusive of AFFE, is below the median and the average of the expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management would continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance, the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2017. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Global Bond Fund
In considering whether to approve the renewal of the Management Contract and the Sub-Advisory Contract with Voya IM for Voya Global Bond Fund, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Fund outperformed its Morningstar category average for the year-to-date and one-year periods, but underperformed for the three-year and five-year periods; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed; and (3) the Fund is ranked in the second quintile of its Morningstar category for the year-to-date and one-year periods, and the third quintile for the three-year and five-year periods. In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the strength of the Fund’s performance during certain periods; and (2) that Management would continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance, the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2017. During this renewal process,

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

different Board members may have given different weight to different individual factors and related conclusions.
Voya Global Equity Fund
In considering whether to approve the renewal of the Management Contract and the Sub-Advisory Contract with Voya IM for Voya Global Equity Fund, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Fund underperformed its Morningstar category average for all periods presented, with the exception of the ten-year period, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it outperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the ten-year period, the fourth quintile for the year-to-date and one-year periods, and the fifth (lowest) quintile for the three-year and five-year periods. In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the negative effect that stock selection had on the Fund’s performance; (2) Management’s confidence in the Sub-Adviser’s ability to execute the Fund’s investment strategy; and (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is above the median and below the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance, the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-
Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2017. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Global Perspectives® Fund
In considering whether to approve the renewal of the Management Contract and the Sub-Advisory Contract with Voya IM for Voya Global Perspectives® Fund, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Fund outperformed its Morningstar category average for all periods presented; (2) the Fund outperformed its primary benchmark for the year-to-date period, but underperformed for the one-year and three-year periods; and (3) the Fund is ranked in the second quintile of its Morningstar category for all periods presented.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund, inclusive of AFFE, is below the median and the average of the funds in its Selected Peer Group, and the expense ratio for the Fund, not inclusive of AFFE, is below the median and the average of the expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2017. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Voya Multi-Manager International Small Cap Fund
In considering whether to approve the renewal of the Management Contract and the Sub-Advisory Contracts with Acadian Asset Management LLC, Victory Capital Management Inc., and Wellington Management Company LLP for Voya Multi-Manager International Small Cap Fund, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Fund outperformed its Morningstar category average for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the second quintile of its Morningstar category for the one-year and ten-year periods, the third quintile for the three-year and five-year periods, and the fifth (lowest) quintile for the year-to-date period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as directed by the Board during the 2015 annual 15(c) process, lower expense limits were implemented for the Fund in January 2016; and (2) Management’s representations regarding the competitiveness of the Fund’s management fee and expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to each Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2017. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Russia Fund
In considering whether to approve the renewal of the Management Contract and the Sub-Advisory Contracts with NNIP Advisors B.V. (“NNIP”) and Voya IM for Voya Russia Fund (the “Fund” or “Russia Fund”), the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exception of the year-to-date and one-year periods, during which it outperformed; and (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it underperformed. In analyzing this performance data, the Board took into account: (1) Management’s discussion that Morningstar does not provide rankings, percentiles or a category average for the Fund since it falls within Morningstar’s Miscellaneous Region Category; (2) Management’s analysis with respect to the negative effect that sector weightings and stock selection had on the Fund’s performance during certain periods; (3) Management’s confidence in the Sub-Adviser’s ability to execute the Fund’s investment strategy; and (4) that Management would continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) as directed by the Board during the 2014 annual 15(c) process, lower expense limits were implemented for the Fund in January 2015; and (2) Management’s representations regarding the competitiveness of the Fund’s management fee and expense ratio.
To pursue Russia Fund’s investment objective, the Adviser may, at its discretion, allocate all or a portion of Russia Fund’s assets to either NNIP or Voya IM (together, the “Russia Fund Sub-Advisers”) to manage, and may change the allocation of Russia Fund’s assets between the Russia Fund Sub-Advisers. At the time that the Board made the determination to renew the Sub-Advisory Contracts for Russia Fund with NNIP and Voya IM, the Adviser had not

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

allocated any assets of Russia Fund to Voya IM. However, in the future, the Adviser may change the allocation of Russia Fund’s assets between the Russia Fund Sub-Advisers.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance, the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to each Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2017. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
167703          (0417-06232017)

Semi-Annual Report
April 30, 2017
Classes A, B, C, I, O, R and W
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Voya Global Corporate Leaders® 100 Fund

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Voya Global Equity Dividend Fund

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Voya Global High Dividend Low Volatility Fund

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Voya Multi-Manager Emerging Markets Equity Fund

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Voya Multi-Manager International Equity Fund

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Voya Multi-Manager International Factors Fund (formerly, Voya International Core Fund)

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
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The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Navigating Uncertain Times
Dear Shareholder,
Geopolitical dynamics have wobbled and challenged global markets throughout history. During the past six months we have witnessed this with the U.S. and French elections, ongoing talk of Brexit and daily headlines regarding Russian interference in our election. When we add the ongoing global drama surrounding oil and the persistent threats that terrorism presents, it’s clear that investors face an array of international uncertainties.
Helping to counter this, 2017 has started off with notable economic improvements that have led the way for investors. Using the global economy as a guide, and with the expectation of staying on a similar road in the U.S., the U.S. Federal Reserve Board (“Fed”) has raised interest rates three times since December 2016.
Remarkably, the unpredictability of international politics and inconsistent economic advances have not led to spikes of market volatility. Markets seem to be more focused on encouraging improvements in corporate earnings over the last few quarters. Still, the low volatility over the reporting period raises concerns that perhaps investors have settled into a rut of complacency.
As investors seek to manage the risks of a capricious global voyage, we believe a diversified portfolio remains the most reliable map when endeavoring to protect and grow your investments. Before changing course, talk about your circumstances with your financial advisor to determine the best way to steer toward your destination.
Voya seeks to remain a reliable partner committed to reliable investing during your journey, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
May 24, 2017
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Six Months Ended April 30, 2017

Early in our new fiscal year, most of the world’s investment calculus was changed overnight with the unexpected result of the U.S. presidential election. For this and other reasons global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, jumped 12.49% in the six months through April. (The Index returned 12.12% for the six-month period ended April 30, 2017, measured in U.S. dollars.)
Markets were thrown into disarray when on November 8, 2016, the new U.S. President was elected on a platform of massive infrastructure spending, tax reductions, lighter financial regulation, trade protectionism and the repeal of the Affordable Care Act.
Having stumbled for two months the Index danced 2.63% higher in November and 2.78% in December. But the music had changed. The platform was seen as reflationary and inflationary in the U.S. The yield curve, which had been rising and steepening, did so faster than ever, especially when the Federal Open Market Committee (“FOMC”) raised the federal funds rate by 25bp (0.25%) on December 14, 2016, and projected three more in 2017.
The term “reflation trade,” meaning the positioning of a portfolio to take advantage of an expected increase in demand, economic activity, inflation and interest rates, had been part of the market pundit’s lexicon for years. There is no doubt that it received new impetus after the election, given the legislative agenda described above and the fact that the party charged with getting it enacted had a majority in both houses of Congress. Yet even before the election there were already signs in key economic areas of budding reflation, which would continue to grow in 2017.
In the euro zone, unemployment edged down to 9.6%, still high but the lowest since May 2009. Headline inflation reached 2.0% in February. Gross domestic product (“GDP”) grew 1.8% in 2016 over 2015, slightly faster than in the U.S. (1.6%). The European Central Bank confirmed that from April it would “taper” its bond buying from €80 billion per month to €60 billion, which would put upward pressure on bond yields.
China had been a matter of grave concern early in 2016, due to declining growth, policy missteps and ballooning debt. But over the next 12 months, matters stabilized. While too much debt and sharply rising home prices were still problems, GDP growth was targeted at 6.5% year-over-year. Actual growth in the fourth quarter of 2016 was 6.8%. Very much in the reflation theme, after 54 consecutive months of annual declines in producer prices, these turned positive in and after September 2016.
In the U.S., the labor market continued to tighten. The April employment report showed the unemployment rate falling to 4.50% and wages up 2.7% in the last year. The consumer price index rose 2.4% in the year through February, the core component 2.0%. Corporate earnings were improving (see below). It was no surprise when the FOMC added a further 25bp (0.25%) interest rate increase on March 15, 2017, after increasingly hawkish remarks from its officials.
By then, however, doubts about the “reflation trade” were being voiced. Some pointed to a dichotomy between “soft” data like consumer and small business confidence indices, which were strong, and “hard” data like retail sales and non-defense capital goods orders which were tepid by comparison.
On a practical level, the new administration’s legislative agenda would start with the American Health Care Act (“AHCA”) to replace the Affordable Care Act. This involved complex and contentious issues, as would tax reform, deregulation and infrastructure spending. When the AHCA was abandoned on March 24, 2017, with even the majority party unable to agree on its terms, some commentators fretted whether markets had come too far, too fast. But after a brief dip, the Index made new highs and ended April just below its best levels.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) fell 0.67% in the fiscal half-year. The Bloomberg Barclays U.S. Treasury Bond sub-index lost 1.43%, its long-term subsector down 5.19% as the yield curve rose, despite a late partial reversal. Indices of riskier classes generally outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index rose 0.23%, the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 5.30%.
U.S. equities, represented by the S&P 500® index including dividends, surged 13.32% through April. The earnings per share of its constituent companies looked set to achieve 12% growth year-over-year in the first quarter of 2017, the best increase since 2011. The financials sector was the top performer, up 20.35%, arguably with the most to gain from the election result. Energy was the weakest sector, up only 0.13%, as a sharp fall in oil prices outweighed the initial reflation boost given to the sector.
In currencies, the dollar added just 0.76% against the euro, moving in a narrow range throughout the period. The dollar gained 6.32% on the yen, the prospects of accelerating U.S. interest rates reversing an earlier period of yen strength. The dollar lost 5.50% to the pound, driven in part by Prime Minister May’s late announcement of an election, which she should win with a sizeable majority.
In international markets, the MSCI Japan® Index gained 10.14%, sentiment was ever boosted by the weaker yen. The MSCI Europe ex UK® Index leaped 16.11%. A rotation out of U.S. stocks and into the stocks of the MSCI Europe ex UK® Index was a growing theme in the financial press. Corporate earnings were improving and political risks posed by upcoming French elections were thought to be receding. The MSCI UK® Index climbed 5.72%, more than half of which was contributed by financials, especially Lloyds Bank, HSBC and Prudential.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
FTSE Developed ex US Select Factor Index	A customized version of the FTSE Developed ex US Comprehensive Factor Index, which is comprised of approximately 1400 large- and mid-capitalization equity securities from developed markets (excluding the United States). For the FTSE Developed ex US Select Factor Index, FTSE selects companies using a proprietary rules-based multi-factor selection and weighting process designed to increase the FTSE Select Factor Index exposure, relative to the starting universe, to companies demonstrating the following factors; Momentum, Quality, Size, Value and Low Volatility.
MSCI All Country World IndexSM	A broad-based index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.
MSCI All Country World (ex-US) IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Global 100 Index	An index that measures the performance of multi-national, blue chip companies of major importance in the global equity markets.
3

Voya Global Corporate Leaders 100® Fund	Portfolio Managers’ Report

Geographic Diversification as of April 30, 2017 (as a percentage of net assets)

United States	58.5%
United Kingdom	7.8%
France	7.6%
Germany	6.7%
Japan	5.6%
Switzerland	3.7%
Netherlands	3.1%
Spain	2.5%
Australia	1.2%
South Korea	0.7%
Sweden	0.6%
Assets in Excess of Other Liabilities*	2.0%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
Portfolio holdings are subject to change daily.
Voya Global Corporate Leaders® 100 Fund (the “Fund”) seeks to outperform the S&P Global 100 Index. The Fund is managed by Vincent Costa, CFA, Steve Wetter, and Kai Yee Wong, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the period since inception on December 6, 2016 through April 30, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 9.76% compared to the S&P Global 100 Index and the MSCI All Country World Index, which returned 11.09% and 10.02%, respectively, for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the S&P Global 100 Index due to sector allocation effects. Underweights to the information technology and health care sectors, and an overweight to the financial sector, detracted the most from relative performance. Conversely, an underweight to the energy sector and stock selection in the industrials sector added value. Among the key detractors for the period were underweight positions in Apple Inc. and Samsung Electronics Co., Ltd. and an overweight position in Ford Motor Company. Among the largest individual contributors were underweight positions in Exxon Mobil Corporation, Toyota Motor Corp. and General Electric Company.
Top Ten Holdings as of April 30, 2017 (as a percentage of net assets)

Caterpillar, Inc.	1.8%
Alphabet, Inc. - Class C	1.8%
HP, Inc.	1.8%
McDonald’s Corp.	1.7%
Wal-Mart Stores, Inc.	1.7%
United Technologies Corp.	1.7%
Microsoft Corp.	1.7%
3M Co.	1.7%
Coca-Cola Co.	1.6%
Intel Corp.	1.6%
Portfolio holdings are subject to change daily.
As of the end of the reporting period, the strategy’s largest sector overweights were the consumer discretionary and financial sectors; the strategy’s largest sector underweights were in the information technology and energy sectors. Sector exposures are purely a function of the strategy’s quantitative investment discipline, however, and are not actively managed.
Current Strategy and Outlook: In constructing the Fund’s portfolio, the Sub-Adviser begins with the universe of all of the stocks in the S&P Global 100 Index and divides the universe into three regions (North America, Europe, and Asia) keeping each regions’ capitalization weight. Next the Sub-Adviser equally weights the universe of Index securities in each region. If the value of the securities of a particular company appreciates more than 50% relative to the Index during a given quarter, the Sub-Adviser will sell some of the securities of that company so that its weight in the portfolio is similar to what its weight in the portfolio was at the beginning of the quarter. If the value of the securities of a particular company falls more than 30% relative to the Index during a calendar quarter, these securities will be sold. The Fund’s investment portfolio will be rebalanced quarterly to re-align the Fund’s holdings within each region back to equal capitalization weights.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
4

Portfolio Managers’ Report	Voya Global Equity Dividend Fund

Geographic Diversification as of April 30, 2017 (as a percentage of net assets)

United States	43.5%
France	11.8%
United Kingdom	8.4%
Japan	8.0%
Switzerland	5.0%
Italy	3.5%
Canada	3.3%
Netherlands	2.8%
Spain	2.1%
Sweden	1.7%
Countries between 0.4% – 1.3%^	3.7%
Assets in Excess of Other Liabilities*	6.2%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 4 countries, which each represents 0.4% – 1.3% of net assets.
Portfolio holdings are subject to change daily.
Voya Global Equity Dividend Fund (the “Fund”) seeks growth of capital with dividend income as a secondary consideration. The Fund is managed by Nicolas Simar and Bruno Springael, Portfolio Managers of NNIP Advisors B.V. (“NNIP Advisors”) — the Sub-Adviser.*
Performance: For the six-month period ended April 30, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 11.06%, compared to the MSCI World IndexSM, which returned 12.12% for the same period.
Portfolio Specifics: The Fund lagged the MSCI World IndexSM over the reporting period. The underperformance was mainly due to our stock selection in the consumer discretionary sector. Mattel, Inc. was our biggest underperformer in the sector after reporting disappointing earnings during the reporting period. Fears of low traffic following a disappointing holiday season led the sector to aggressively use promotions to sell excess inventories which hurt margins. In June, the new CEO Margaret Georgiadis, hired from Alphabet, Inc. will present her turnaround plan. Department store operator Macy’s, Inc. was also a weak performer following worse-than-expected holiday sales. The main positive contributions in the period came from our stock selection in the materials and consumer staples sectors. Top picks in materials were mainly mining firms thanks to recovering commodity prices; Freeport-McMoRan, Inc., Rio Tinto Group and ArcelorMittal S.A. all delivered strong results. Groupe Casino was our best performer in consumer staples, with the food retailer benefitting from an improving environment in France and Brazil.
Top Ten Holdings as of April 30, 2017* (as a percentage of net assets)

Citigroup, Inc.	2.0%
Apple, Inc.	2.0%
BNP Paribas	2.0%
Royal Dutch Shell PLC	1.9%
Mitsubishi UFJ Financial Group, Inc.	1.7%
Cisco Systems, Inc.	1.6%
Microsoft Corp.	1.6%
Total S.A.	1.6%
Vodafone Group PLC	1.6%
Pfizer, Inc.	1.6%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Current Strategy and Outlook: Global markets have been driven by globally-exposed sectors such as semiconductors, technology, hardware and equipment, home and personal care, and consumer durables. We see these as the winners of the first wave of reflation. Looking further ahead, we believe the winners of the second wave to be domestically-exposed sectors, mainly cyclical areas such as banks, but also non-cyclical sectors such as telecommunications and food retailers. Value outperformed growth convincingly in 2016 but has lagged so far this year. Despite this we believe that value can still outperform in 2017 since macroeconomic data and earnings continue to be style supportive while valuation dispersion remains high. A confounding factor might be political risk in Europe; however, our biggest concerns are subsiding following the results of the French election. Policy uncertainty in the U.S. and geopolitical risk are still factors that trouble equity markets and could be a potential source of risk aversion in the short term. Ultimately our base case is global reflation and therefore we remain focused on those low-expectation stocks that have the most to benefit from earnings and dividend growth. Regarding dividend growth, we believe Europe is especially attractive, as the region should offer relatively more earnings leverage on the back of reflation. We are cautious on the U.S.: optimism is high following Donald Trump’s election victory but delivery is uncertain. We are positive on developments in Japan, where higher economic growth and progress in corporate governance should translate to higher dividend growth. That said, it remains challenging to find attractively valued stocks in the region.

*
Effective November 1, 2016, Kris Hermie was no longer a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
5

Voya Global High Dividend Low Volatility Fund	Portfolio Managers’ Report

Geographic Diversification as of April 30, 2017 (as a percentage of net assets)

United States	56.5%
Japan	9.1%
United Kingdom	5.2%
Germany	4.3%
Canada	3.8%
Switzerland	3.0%
Netherlands	2.6%
France	2.5%
Singapore	2.0%
Hong Kong	1.8%
Countries between 0.5% – 1.6%^	7.7%
Assets in Excess of Other Liabilities*	1.5%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 9 countries, which each represents 0.5% – 1.6% of net assets.
Portfolio holdings are subject to change daily.
Voya Global High Dividend Low Volatility Fund Fund (the ‘‘Fund’’) seeks maximum total return. The Fund is managed by Vincent Costa, CFA, James Ying, CFA, Steve Wetter, and Kai Yee Wong, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the period since inception on December 6, 2016 through April 30, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 9.17% compared to the MSCI World Index (the “Index”), which returned 9.52% for the same period.
Portfolio Specifics: The Fund’s total return was below the Index on a net-asset-value basis, after deducting operating costs and fees. Stock selection contributed to results but was significantly offset by a negative sector allocation effect. Strong stock selection within the materials and energy sectors contributed the most to returns. Conversely, a modest underweight to information technology and a modest overweight to telecommunication services detracted from results. Overweight positions in Mixi, Inc., Persimmon Plc and Akzo Nobel N.V. contributed the most to performance. Conversely, overweight positions in Kohl’s Corporation and Target Corporation and not owning shares of Facebook, Inc. detracted the most from results.
Top Ten Holdings as of April 30, 2017 (as a percentage of net assets)

Apple, Inc.	1.9%
Exxon Mobil Corp.	1.5%
Johnson & Johnson	1.4%
Wells Fargo & Co.	1.2%
AT&T, Inc.	1.1%
Home Depot, Inc.	1.1%
Pfizer, Inc.	1.1%
Philip Morris International, Inc.	1.0%
Cisco Systems, Inc.	1.0%
Chevron Corp.	1.0%
Portfolio holdings are subject to change daily.
Current Strategy and Outlook: We believe that the U.S. economy is in a phase of self-sustaining, if slow, economic recovery. Amidst continued modestly improving economic conditions in the U.S. and increased optimism about the outlook for economic growth, the U.S. Federal Reserve Board is expected to move toward a normalized interest rate environment. We believe that the health of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
6

Portfolio Managers’ Report	Voya Multi-Manager Emerging Markets Equity Fund

Geographic Diversification as of April 30, 2017 (as a percentage of net assets)

China	23.8%
South Korea	13.1%
Taiwan	8.5%
India	7.9%
Brazil	7.8%
Russia	6.2%
Mexico	4.2%
Turkey	2.8%
South Africa	2.7%
Thailand	2.5%
Countries between 0.1% – 1.8%^	11.5%
Assets in Excess of Other Liabilities*	9.0%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 21 countries, which each represents 0.1% – 1.8% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager Emerging Markets Equity Fund (the “Fund”) seeks long-term capital appreciation. The Fund’s assets are managed by three sub-advisers — J.P. Morgan Investment Management Inc. (“JPMorgan”), Van Eck Associates Corporation (“Van Eck”) and Delaware Investments Fund Advisers (“Delaware”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: George Iwanicki Jr., Anuj Arora and Joyce Weng, Portfolio Managers, of the Sleeve that is managed by JPMorgan; David A. Semple, Portfolio Manager, and Angus Shillington, Assistant Portfolio Manager, of the Sleeve that is managed by Van Eck; and Liu-Er Chen, CFA, Senior Vice President and Chief Investment Officer, Emerging Markets and Healthcare, of the Sleeve that is managed by Delaware.*
Performance: For the six-month period ended April 30, 2017, the Fund’s Class A shares provided a total return of 10.89%, compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned 8.88% for the same period.
Portfolio Specifics: Delaware Sleeve — The Sleeve outperformed the MSCI EM IndexSM by approximately 136 basis points (1.36%) for the six-month period ended April 30, 2017. India was the main positive contributor to performance due to favorable stock selection. Our position in Reliance Industries outperformed as the mobile telecom business is retaining more subscribers than expected despite the company announcing an end to its free trial offer. In Korea, our position in Samsung Electronics outperformed due to expectations for improving shareholder return policies and the company reported fourth quarter results that were better than expected due to strength in the memory business. Shares of Telecom operators including SK Telecom and LG Uplus outperformed as they are less exposed to rising geopolitical tensions between China and Korea. In Argentina, shares of Irsa outperformed as investors are beginning to appreciate the value of the company’s underlying assets as Argentina attracts capital. Shares of Arcos Dorados rose due to robust fourth quarter sales data and expansion plans.
In contrast, Taiwan detracted the most from performance. Our holding in Mediatek underperformed due to concerns about competitive pressures and margin compression. We believe that Mediatek is improving its competitiveness in smartphone communication chips and that the shares are
Top Ten Holdings as of April 30, 2017 (as a percentage of net assets)

Tencent Holdings Ltd.	3.8%
Alibaba Group Holding Ltd. ADR	3.0%
Samsung Electronics Co., Ltd. GDR	2.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	1.7%
Samsung Electronics Co., Ltd. - Pref	1.7%
Samsung Electronics Co., Ltd.	1.7%
Reliance Industries Ltd.	1.6%
Sberbank PAO ADR	1.5%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1.4%
Sina Corp.	1.3%
Portfolio holdings are subject to change daily.
inexpensive. In China, our large overweight positions in internet companies Baidu, Sina, and Sohu.com were unfavorable in terms of asset allocation. In Brazil, shares of B2W underperformed as concerns about the company’s funding needs persist.
Among sectors, telecommunications contributed the most to relative performance. Shares of Tim in Brazil rose after the company reported strong fourth quarter earnings. In the consumer staples sector, shares of X5 Retail in Russia performed well as the company improves operating performance and profitability while shares of Coca-Cola Femsa in Mexico rose due to peso appreciation against the U.S. dollar and easing concerns surrounding the impact of the Trump administration on the Mexican economy. On the negative side, the industrials sector detracted the most from relative performance due to our overweight position in KCC.
JPMorgan Sleeve — The Sleeve outperformed the MSCI EM IndexSM by approximately 333 basis points (3.33%) for the six-month period ended April 30, 2017. Stock selection, sector allocation and country allocation contributed to performance over the period.
Stock selection within the information technology sector was the most significant driver of performance. Three groups have performed particularly strongly, delivering robust operating performance with a positive outlook: gaming studio NCSoft; semiconductor manufacturers SK Hynix and Samsung; and handset component producer Largan. We have discussed all these stocks over the prior 18 months, but we believe they continue to offer attractive value and remain significant positions in the Sleeve. NCSoft in Korea recently announced a strong pipeline of games with good sales in its Lineage family. Importantly, mobile gaming revenues have started to accelerate, alleviating some concerns over their transition from desktop games to mobile. Our Singapore-based technology analyst, Paul Chan, has been highlighting the turn in the memory cycle for over a year and this theme is now clearly playing out. Stronger memory chip demand is supporting both SK Hynix and Samsung, which are the two highest-ranked stocks in our investment universe. Samsung, like Largan, is also a beneficiary of iPhone sales as the U.S. dollar content of key components, such as screens and cameras, is set to rise.
On the downside, stock selection in the consumer staples sector hurt performance. One of the largest detractors at the stock level was a position in Grape King Bio, a Taiwanese health food producer, which sold off sharply in December, following allegations of re-labeling older products with new expiration dates. While the stock has stabilized over the past few months, the over 20% decline in the past six months has made it one of the largest stock-level detractors.

7

Voya Multi-Manager Emerging Markets Equity Fund	Portfolio Managers’ Report

Van Eck Sleeve — The Sleeve outperformed the MSCI EM IndexSM by approximately 1.28 basis points (1.28%) for the six-month period ended April 30, 2017. While the last two months of 2016 were dominated by several quite important events, demonetization in India being one of them, none affected the performance of global risk assets more than the outcome of the U.S. election, with its significant reverberations in currency and rates. We saw ourselves entering 2017 with a significant number of risks — both positive and negative.
At the end of the period under review, however, most, if not all, of the presumed deleterious factors have receded. The U.S. dollar has declined. The U.S. Federal Reserve Board has hiked its rates, but it was almost unanimously expected. The more febrile fears of fresh trade sanctions appear to have faded – for the time being. Meanwhile, the firm underpinning of improved global economic momentum, which is especially helpful to the emerging markets asset class, has continued.
During the first four months of 2017, the emerging markets equities asset class resumed its outperformance “spell” over global equity markets. Although this run of outperformance began at least a year ago, accelerating in the summer of 2016, it was interrupted last November following the unexpected result of the U.S. presidential election.
On a sector level, stock selection in consumer discretionary and information technology helped the Sleeve’s relative performance. Whereas, stock selection in financials and materials detracted from relative performance. On a country level, exposure to China, India, and Brazil had a positive impact on relative performance. Exposure to Mexico and Egypt detracted from performance.
The three holdings that had the greatest positive impact on the Sleeve were: Samsung Electronics Co. Ltd., Yes Bank Limited, and Tencent Holdings Limited. The three holdings that had the greatest negative impact were: China Resources Phoenix Healthcare Holdings Company Limited, Commercial International Bank (Egypt) S.A.E., and International Personal Finance plc.
Current Strategy & Outlook: Delaware Sleeve — Our positive long-term view on emerging markets remains intact. Despite ongoing political noise in many parts of the world, we believe that monetary and fiscal policies, coupled with government reform measures, will provide support for emerging economies. With respect to China, we continue to believe that the economy will muddle through, supported by structural growth in consumption, improvement in living standards, and targeted policies from the government.
Considering the varied macroeconomic backdrop we see across emerging markets, we believe that there are selective opportunities for long-term stock appreciation driven by structural demographic shifts, technology adoption, implementation of government policy, improvement in corporate governance, and industry consolidation. Our investment approach remains centered on identifying individual companies that we believe possess sustainable franchises and favorable long-term growth prospects and that trade at significant discounts to their intrinsic value. We are particularly focused on companies that we expect to benefit from long-term changes in how people in emerging markets live and work. Sectors we currently favor include technology, consumer staples, and telecom.
JPMorgan Sleeve — Emerging market equities have generated more than double the return of the S&P 500® Index in the first four months of the year. We believe this strong performance reflects recognition among global investors that emerging market fundamentals have finally turned and that emerging market equities offer an attractive valuation opportunity relative to both developed markets and their own history.
Van Eck Sleeve — We are pleased to see vindication of our stance on improved earnings for emerging markets corporates. As we have moved through the tail end of annual reporting, we are gratified to report that earnings have been satisfactory. Moreover, when looking at the companies that fall into our structural growth philosophy, earnings have been more than satisfactory.
We believe that it is not just a “mark-to-market” for cyclical, often commodity-based, value stocks, but rather a more broad-based, more efficient reflection of a firm underpinning of better economic growth.

*
Effective March 1, 2017, Joyce Weng was added as a portfolio manager to the Sleeve managed by JPMorgan.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
8

Portfolio Managers’ Report	Voya Multi-Manager International Equity Fund

Geographic Diversification as of April 30, 2017 (as a percentage of net assets)

United Kingdom	15.8%
Japan	14.4%
France	9.3%
Germany	8.2%
Switzerland	6.7%
Canada	4.4%
Netherlands	3.7%
Sweden	3.7%
China	2.7%
South Korea	2.4%
Countries between 0.0% – 2.0%^	26.0%
Assets in Excess of Other Liabilities*	2.7%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 26 countries, which each represents 0.0% – 2.0% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager International Equity Fund (the “Fund”) seeks long-term growth of capital. The Fund’s assets are managed by four sub-advisers — Baillie Gifford Overseas Limited (“Baillie Gifford”), Lazard Asset Management LLC (“Lazard”), Polaris Capital Management, LLC (“Polaris”), and Wellington Management Company LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Gerard Callahan, Iain Campbell, Sophie Earnshaw, CFA, Joe Faraday, CFA, Moritz Sitte, CFA, and Tom Walsh, CFA, Portfolio Managers of the Sleeve that is managed by Baillie Gifford; Bernard R. Horn, Jr., Sumanta Biswas, CFA, and Bin Xiao, CFA, Portfolio Managers of the Sleeve that is managed by Polaris; Michael G. Fry, Michael Powers, Michael A. Bennett, Kevin Matthews, and John R. Reinsberg, Portfolio Managers of the Sleeve that is managed by Lazard; and Nicolas M. Choumenkovitch and Tara Connolly Stillwell, CFA, Portfolio Managers of the Sleeve that is managed by Wellington.*
Performance: For the six-month period ended April 30, 2017, the Fund’s Class I shares provided a total return of 9.66% compared to the MSCI EAFE® Index (“MSCI EAFE®”) and the MSCI All Country World (ex-US) IndexSM (“MSCI ACWI ex-USSM”), which returned 11.47% and 10.37%, respectively, for the same period.
Portfolio Specifics: Baillie Gifford Sleeve — The Sleeve underperformed the MSCI EAFE® by approximately 209 basis points (2.09%) for the six-month period ended April 30, 2017. Stock selection and sector allocation effects were generally small. The exceptions were adverse selection in the financials and to a lesser extent the information technology sectors. Together they accounted for most of the underperformance.
One of the top contributors to performance was Mettler-Toledo, the Swiss-American precision instruments manufacturer. The company reported strong revenue and earnings growth ahead of expectations, helped by strength across its end markets and cost cutting initiatives. The encouraging financial results prompted the company to raise its 2017 guidance. Mettler-Toledo has a well-diversified loyal customer base, with most equipment replaced every 3-5 years, allowing the group to
Top Ten Holdings as of April 30, 2017* (as a percentage of net assets)

Novartis AG	2.1%
British American Tobacco PLC	1.5%
Vinci S.A.	1.3%
Samsung Electronics Co., Ltd.	1.2%
Cap Gemini SA	1.1%
Anheuser-Busch InBev SA/NV	1.1%
Cie Generale des Etablissements Michelin	1.1%
Svenska Handelsbanken AB	1.0%
Canadian National Railway Co. - CNR	1.0%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
gradually increase its prices.
Among the largest detractors from performance was Shimano. The Japanese bicycle components manufacturer blamed poor weather conditions and lower-than-normal orders from retailers for a fall in its full-year revenues and income. Shimano retains its strong competitive position globally and we believe will continue to benefit from improved infrastructure for cycling as well as growing recognition of health and environmental considerations among customers.
Kakaku.com also detracted from performance. The Japanese online media business downgraded its 2017 guidance after reporting weaker-than-expected third-quarter results due to weakness at its price comparison site and advertising division, due to a sluggish consumer electronics market and subdued purchasing activity. More encouragingly, other divisions have continued to perform well with Service, Tabelog and Travel all growing at double-digit rates.
Lazard Sleeve — The Sleeve underperformed the MSCI EAFE® by approximately 291 basis points (2.91%) for the six-month period ended April 30, 2017. The most significant source of underperformance was our positioning in the financials sector, where we remain underweight, in particular to European banks, given the numerous risks still pervasive in the sector. Additionally, the opportunity cost of not owning less financially productive banks weighed on the Sleeve. Elsewhere, the Sleeve was negatively impacted by stock selection in the health care sector. Some of this was due to the strong rotation out of traditionally defensive sectors and into cyclicals, which weighed on the sector. Furthermore, increased regulatory scrutiny during the U.S. election cycle also weighed on the sector. Additionally, our position in Israeli pharmaceutical company Teva (which was sold during the period) fell on worries about the viability of their Copaxone (for the treatment of Multiple Sclerosis) patents, as well concerns on generics pricing.
In contrast, stock selection in the industrials sector was a helpful driver of relative returns. Shares of British companies exposed to U.S. construction and infrastructure spending, such as Wolseley, a distributor of heating and plumbing products, rallied on the back of the Trump presidential-election. Also in the sector, shares of Swedish lock-manufacturer Assa Abloy outperformed on strong results, driven by increased demand for electromechanical and digital products. Elsewhere, the Sleeve benefited from stock selection in the real estate sector, where our holding of Japanese real estate developer Daiwa House performed well following good results. Stock selection in the United Kingdom was also beneficial to relative returns as shares of British insurer Prudential rallied on strong results driven by their businesses in Asia, as well as an increased dividend. Lastly, the Sleeve’s underweight to the utilities sector was additive to relative returns.

9

Voya Multi-Manager International Equity Fund	Portfolio Managers’ Report

Polaris Sleeve — The Sleeve underperformed the MSCI EAFE® by approximately 168 basis points (1.68%) for the period January 23, 2017, through April 30, 2017. Although lagging the MSCI EAFE®, the Sleeve posted positive absolute returns attributable to gains in the vast majority of Sleeve holdings. Christian Dior received a buyout bid at the end of the period, Taylor Wimpey, Persimmon, Barratt Developments and Bellway, had double-digit returns. Steady demand, mortgage availability and affordability, along with the U.K. government’s help-to-buy scheme, may continue to support growth in this industry. Samsung Electronics gained after reporting strong results backed by rising prices and volumes for semiconductor chips and TV panels. The stock price of VINCI SA, a global concession and construction firm, rose on successes in its two main business lines: airport concessions in Portugal and Japan and toll road ownership in France. United Overseas Bank and Siam Commercial Bank, both of which cater to a burgeoning Asian customer base, boosted financial sector performance. Australian energy and engineering consulting company, WorleyParsons, was up after it received a tendered bid from Dubai-based engineering firm, Dar Group. Thai Oil’s earnings topped analyst expectations, as the oil refiner capitalized on supply-demand constraints to exact greater product sales and volumes.
International Game Technology was the greatest detractor, with the stock down after releasing decent full year earnings, but revising 2017 guidance lower. Finnish building construction company, YIT Oyj, dropped on slower sales in the Russian housing market. Materials companies, Yara International and BHP Billiton (“BHP”) were down. Yara, the fertilizer/nitrogen-based chemical producer, has yet to fully recover from earlier losses due to softer agricultural prices. BHP lagged as iron prices have declined since January 2017.
Wellington Sleeve — The Sleeve underperformed the MSCI ACWI ex-USSM by approximately 71 basis points (0.71%) for the period January 23, 2017, through April 30, 2017. Sector allocation, the result of our bottom-up selection process, was a detractor over the period while security selection contributed positively to returns.
The Sleeve’s allocation to the energy and health care sectors detracted most from returns but the Sleeve’s allocation to the materials and information technology sectors partially offset results. Positive security selection within the financials, consumer staples, and information technology sectors were partially offset by negative selection effects within the energy, consumer discretionary, and industrials sectors.
From a regional perspective, negative security selection within Japan and the United Kingdom detracted from results while positive security selection in Emerging Markets and Developed Europe ex-UK contributed to performance. The Sleeve’s overweight to the Developed Europe ex-UK region was also additive over the period.
The top detractors from relative performance during the period included Petrobras, the Brazilian national oil and gas company, Glencore, a UK-based global commodities supplier and one of the world’s largest commodities traders, and SMFG, a Japan-based international financial services firm. Top contributors to relative performance during the period included Unilever, a Netherlands-based maker of personal and household care products, Cap Gemini, a France-based company that provides consulting, outsourcing, technology, and professional services, and Banco Santander, a Spanish financial company with a global presence offering retail, commercial, and private banking services.
JPMorgan Sleeve — The Sleeve outperformed the MSCI EAFE® by approximately 311 basis points (3.11%) for the period November 1, 2016, through January 6, 2017, primarily driven by stock selection.
At the sector level, stock selection in insurance and industrial cyclicals contributed to performance, while stock selection in technology — hardware and energy detracted. Regionally, stock selection in Continental Europe, including the U.K., added value, while exposure to emerging markets had a negative impact on returns.
At the individual stock level, Mitsubishi UFJ Financial Group, the Japanese bank, contributed to performance. Japanese banks in general surged in the wake of the U.S. presidential election. Fueled by expectations that a Trump presidency will result in faster growth, bond yields in the U.S. and Japan rose, which could bolster interest income for Japanese banks. In addition, investors are speculating that Trump may roll back some of the regulations currently burdening the financial industry. Mitsubishi UFJ would benefit from such a development. As well as having some retail banking operations in California, the company is the largest shareholder of Morgan Stanley, the U.S. investment bank. Mitsubishi UFJ reported fiscal second-quarter results that exceeded expectations thanks to lower-than-expected credit costs and solid results from its overseas operations. The bank has been unwinding its cross shareholdings and returning capital to shareholders in the form of dividends and share buybacks. We continue to own the stock, which trades at a steep discount to book value.
On the downside, Sanofi, the French drug company, was a poor performer during the period. The stock pulled back on news that the company was making a bid for Swiss biotechnology company Actelion after talks between Actelion and Johnson & Johnson broke off. Actelion and Johnson & Johnson have since resumed discussions, this time on an exclusive basis. Despite the December pullback, Sanofi was a solid performer during the fourth quarter of 2016. The company recently initiated a €3.5 billion share buyback program, reported third-quarter earnings that surpassed analysts’ estimates and raised its full-year earnings forecast, as strong sales of flu vaccines and its multiple sclerosis treatment, Aubagio, offset declining sales of its diabetes treatment, Lantus. Lantus went off-patent last year and was recently replaced by Eli Lilly’s Basaglar on CVS’s list of approved diabetes drugs. Sanofi has a new management team that appears to be implementing the right strategies, such as revamping the firm’s organizational structure, cutting costs, and looking for possible bolt-on acquisitions that can bolster the company’s pipeline. Just as importantly, the company appears to be pursuing these acquisitions in a disciplined manner. Sanofi’s drug pipeline remains underappreciated and we expect growth to reaccelerate by 2018. There is also underlying valuation support for the stock, which features an attractive 4% dividend yield, supported by a relatively unlevered balance sheet.
TRPA Sleeve — The Sleeve underperformed the MSCI ACWI ex-USSM by approximately 130 basis points (1.30%) for the period November 1, 2016, through January 6, 2017. At the sector level, stock selection in financials, coupled with an underweight position, detracted the most from relative returns. Shares of HDFC Bank, India’s largest bank by market capitalization, fell with the broader Indian financials market following the prime minister’s announcement of a currency crackdown, involving the canceling and reissuing most of the country’s notes with a new design, which investors feared would disrupt near-term growth. We continue to believe HDFC Bank is a standout and market leader in terms of its solid track record in consistency of risk management, retail liability franchise, and customer penetration in the retail business. Within the information technology sector, a combination of stock selection and an overweight position proved detrimental to relative performance. Shares of 58.com, the leading online marketplace for classified advertising in China, tumbled after the company issued disappointing guidance for the fourth quarter of 2016, driven by costs associated with its acquisition of Ganji as well as slowing demand within its real estate segment due to government
10

Portfolio Managers’ Report	Voya Multi-Manager International Equity Fund

regulation. Conversely, holdings in the utilities sector, coupled with an underweight position, boosted relative results. NTPC Limited is the largest thermal utility in India. Shares climbed after the firm reported solid quarterly results, driven by capacity growth and efficiency incentives at its plants. The firm is also continuing to work on reducing coal and logistics costs. We have high conviction in NTPC, which has a predictable revenue stream with pass-through costs given its regulated business model, and we think the stock will benefit further from better execution and earnings visibility going forward.
At the regional level, holdings in Pacific ex-Japan weighed the most on relative performance, while stock selection in developed Europe proved beneficial.
As of January 6, 2017, the Sleeve held no derivatives. At various points during the reporting period, the Sleeve held currency forwards generating gross exposure equal to approximately 2% of Sleeve assets. The estimated return impact from employing currency forwards was 11 bps (0.11%) for the time period November 1, 2016, through January 6, 2017.
Current Strategy and Outlook: Baillie Gifford Sleeve — Despite many important challenges facing equity markets in the months ahead, our strategy and bottom-up selection process remains unchanged. As recent developments in America and elsewhere have amply demonstrated, none of these big political, potentially seismic, economy and society changing events are easy or predictable. Nevertheless, as bottom-up stockpickers, we take comfort and encouragement from the fact that we have populated the Sleeve with what we think are some of the most exciting long-term growth investments in the international universe. We remain optimistic about the future growth prospects of these businesses and have not positioned the Sleeve for any particular outcome ahead of recent or future political events.
Lazard Sleeve — The macroeconomic picture is mixed. U.S. growth remains patchy and so far, the new administration has struggled to implement a stimulative agenda. China reflated the global economy again last year, but this may be starting to fade and evidence of increasing core inflation remains unclear, despite tight labor markets in the United States, Japan and some European countries. In Europe, growth has finally picked up alongside credit growth, though political risk remains. We believe the more benign commodity environment and some increased confidence is feeding into strong industrial demand, and Chinese consumers are spending again. However, we need only look at U.S. car sales to see the impact slightly tighter monetary policy is having, reminding us of the overwhelming amount of debt that has continued to accumulate on public and private sector balance sheets since the financial crisis.
The response of the Sleeve team to a period of weaker relative performance is always to focus on the key source of outperformance over time, namely fundamental stock analysis. While risk control is important, rotations of the type witnessed over the second half of 2016 tend to wash out over time leaving stock selection as the key driver of returns. With the level of macroeconomic and political uncertainty very high, the team is working especially hard to identify investment ideas that have a strong internal or structural dynamic not correlated to, nor dependent upon, a certain external environment. At the same time, some of the higher-return companies the Sleeve tends to favor have fallen sharply through the rotation period and are starting to offer interesting relative value again.
Overall, the Sleeve team remains confident that, by continuing to focus on stock selection, and seeking to find stocks with sustainably high or improving returns trading at attractive valuations, the strong long-term track record of the portfolio will continue.
Polaris Sleeve — Materials companies reported stronger earnings, attributable to firming commodity prices and supply-demand constraints in emerging Asian markets and China. Such positive demand trends may signal the direction of the global economy. In the U.S., a confident market outlook has spurred on the U.S. Federal Reserve Board to raise interest rates. Although we have concerns about capital flight, China has seemingly stabilized its economy. Forecasts from the world’s largest two economies have created market optimism. Headwinds still exist, due to a tepid European economy potentially impacted by crucial elections on the horizon. We keep all of these issues in mind, while remaining focused on fundamental, bottom-up stock picking.
Wellington Sleeve — We look for changes in industry structures, such as consolidation and new business models, as well as companies that have good structural growth stories, which typically present opportunities. We continue to find such opportunities in the semiconductor industry where we believe the benefits of consolidation and a strong demand cycle to support improved returns on capital for companies, such as Taiwan Semiconductor, are underestimated by the market.
The Sleeve ended the period with overweight exposure to the financials, information technology, and real estate sectors. The Sleeve was most underweight the materials, consumer discretionary, and utilities sectors. Regionally, the Sleeve ended the period with a significant overweight to Developed Europe ex-UK and underweight the Pacific Developed ex Japan region.

*
On November 17, 2016 the Fund’s Board of Trustees approved the removal of JPMorgan and TRPA as sub-advisers to the Fund, and the addition of Polaris and Wellington as sub-advisers to the Fund, with related changes to the principal investment strategies, effective January 20, 2017. Beginning January 9, 2017, through the close of business on January 20, 2017, the Fund was in a transition period during which time the transition manager sold a portion of the assets managed by JPMorgan, Lazard and TRPA. Effective January 23, 2017, Polaris and Wellington were added as Sub-Advisers to the Fund and JPMorgan and TRPA were removed as sub-advisers to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
11

Voya Multi-Manager International Factors Fund	Portfolio Managers’ Report

Geographic Diversification as of April 30, 2017 (as a percentage of net assets)

Japan	18.2%
United Kingdom	12.1%
Canada	6.9%
France	6.9%
Australia	6.6%
Germany	6.4%
Switzerland	6.3%
Sweden	4.5%
South Korea	3.5%
Netherlands	2.8%
Countries between 0.0% – 2.7%^	19.5%
Assets in Excess of Other Liabilities*	6.3%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 29 countries, which each represents 0.0% – 2.7% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager International Factors Fund (the “Fund”) seeks long-term growth of capital. The Fund’s assets are managed by two sub-advisers — PanAgora Asset Management, Inc. (“PanAgora”) and Voya Investment Management Co. LLC. (“Voya IM”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Jamie Lee, Ph.D. and Oleg Nusinzon, CFA, Portfolio Managers of the Sleeve that is managed by PanAgora; and Steve Wetter and Kai Yee Wong, Portfolio Managers of the Sleeve that is managed by Voya IM.*
Performance: For the six-month period ended April 30, 2017, the Fund’s Class I shares provided a total return of 11.06% compared to the MSCI EAFE® Index and the MSCI All Country World (ex-US) IndexSM (“MSCI ACWI ex-USSM”), which returned 11.47% and 10.37%, respectively, for the same period.
Portfolio Specifics: Wellington Sleeve — The Sleeve outperformed the MSCI ACWI ex-USSM by approximately 78 basis points (0.78%) for the period November 1, 2016, through January 6, 2017. Global equities climbed for the third consecutive quarter as stocks rallied following Donald Trump’s victory on expectations that Trump will reduce regulatory restrictions and increase fiscal stimulus, including corporate and individual tax cuts and a boost in infrastructure spending. However, there was pronounced dispersion among regions during the quarter. In particular, emerging market equities fell over the period on concerns that a Trump administration would lead to trade protectionism, higher inflation, and a stronger U.S. dollar. On the monetary policy front, the U.S. Federal Reserve Board raised rates by 0.25%, a move that was anticipated by most of the market and only
Top Ten Holdings as of April 30, 2017 (as a percentage of net assets)

Samsung Electronics Co., Ltd.	0.9%
Cie Generale des Etablissements Michelin	0.6%
Nestle S.A.	0.6%
3i Group PLC	0.6%
Investor AB	0.6%
Deutsche Post AG	0.6%
GlaxoSmithKline PLC	0.5%
ABB Ltd.	0.5%
BASF SE	0.5%
Koninklijke Ahold Delhaize NV	0.5%
Portfolio holdings are subject to change daily.
the second hike in the last decade.
Strong security selection within the industrials, consumer discretionary, and materials sector drove relative performance. This was partially offset by weaker selection within the financials and energy sectors. Sector allocation decisions, a result of the bottom-up stock selection process, had a neutral effect on performance during the period. An overweight allocation to the energy sector and underweight allocation to the utilities sector aided relative results, but were offset by an underweight allocation to the financials sector and overweight allocation to the real estate sector.
From a regional perspective, security selection within the UK and Japan were the largest contributors. This was offset by weaker selection within Asia Developed ex Japan and Europe ex UK. The Sleeve’s overweight exposure to Europe ex UK also aided relative results.
Top contributors to relative performance included UK-based television and broadband services company Sky, France-based aircraft manufacturer Airbus, and UK-based global commodities supplier and trader Glencore. Top detractors from relative performance included India-based bank ICICI Bank, Germany-based electricity and gas company RWE, and Belgium-based multinational beverage company Anheuser-Busch InBev. Additionally, not holding Royal Dutch Shell detracted from relative returns.
PanAgora Sleeve — The Sleeve underperformed the MSCI EAFE® Index by approximately 115 basis points (1.15%) for the period January 23, 2017, through April 30, 2017. During this period the Dynamic Contextual model underperformed due to the disappointing returns of valuation and sentiment based factors. Quality metrics contributed positively with investors showing a strong preference for companies with strong balance sheets and superior operating efficiency.
From a sector perspective the Fund benefitted from good stock selection in the consumer discretionary and industrials sectors. Within the consumer discretionary sector we highlight the strong performance of automotive related companies in France (the Fund had overweight positions in Valeo, Michelin and Peugeot SA). Gains in the industrials sector were driven by the strong performance of Scandinavian heavyweights Vestas Wind Systems and Sandvik AB.
On the negative side we highlight the significant detractions from financials (the Fund was under allocated to Southern European banks which benefitted from the pro-European outcome of the Dutch general elections and the first round of the French presidential elections).

12

Portfolio Managers’ Report	Voya Multi-Manager International Factors Fund

Consumer staples also detracted meaningfully from returns in large part due to an underweight position in consumer goods giant Unilever (the stock gained sharply after announcing that it will buy condiment maker Sir Kensigton’s).
Country-wise the Fund’s good performance in Italy (an out of benchmark position in the semiconductor company Stmicroelectronics contributed strongly), Denmark and Sweden (as mentioned above the Fund was overweight Vesta Wind Systems and Sandvik AB) was not sufficient to overcome its underperformance in the UK, the Netherlands and Japan.
Voya IM Sleeve — The Sleeve underperformed the MSCI EAFE® Index by approximately 19 basis points (0.19%) for the period January 23, 2017, through April 30, 2017. The Sleeve employs a “passive management” approach designed to track the performance of the FTSE Developed ex US Select Factor Index. The Sleeve attempts to track the FTSE Developed ex US Select Factor Index by principally investing in stocks that make up the FTSE Developed ex US Select Factor Index. The Sleeve may not always hold all of the same securities as the FTSE Developed ex US Select Factor Index.
On the sector level, the strongest performing sectors were the information technology, health care, and industrials sectors. Conversely, the weakest performing sectors for the period were the energy, telecommunication services, and materials sectors.
Current Strategy and Outlook: PanAgora Sleeve — The underperformance of valuation and sentiment driven factors in the first quarter of the year can be largely attributed to the reversal of the reflation trade that started in November after the U.S. Presidential election. Overall we expect this effect to be temporary. More clarity about the future path of interest rates in developed markets, the reassuring outcome of the elections in Europe as well as resilient global GDP growth should provide the backdrop for a stable market environment in which we believe company specific fundamentals will be the primary drivers of returns. The Fund remains well diversified across sectors and countries.
Voya IM Sleeve — In the United States, we are mostly through first quarter earnings season and the results have been quite good. This earnings strength is also extending beyond the United States, and we are seeing net positive global earnings revisions for the first time in two years. As we see continued signs of global strength we are maintaining our positions in Europe and emerging market equities. Fund flow data indicate that these two asset classes are starting to get attention from institutional investors; we think the flows resemble covering of underweight positions rather than ebullience.

*
On November 17, 2016 the Fund’s Board of Trustees approved the removal of Wellington Management Company LLP as a sub-adviser to the Fund, and the addition of PanAgora and Voya IM as sub-advisers to the Fund, with related changes to the Fund’s name, principal investment strategies, and expense structure, effective January 20, 2017. Beginning January 9, 2017, through the close of business on January 20, 2017, the Fund was in a transition period during which time the transition manager sold the assets managed by Wellington. Effective January 23, 2017, PanAgora and Voya IM were added as Sub-Advisers to the Fund and Wellington was removed as Sub-Adviser to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
13

shareholder expense example (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from November 1, 2016 to April 30, 2017. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2017*	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2017*
Voya Global Corporate Leaders® 100 Fund
Class A(1)	$1,000.00	$1,097.60	0.82%	$3.44	$1,000.00	$1,020.73	0.82%	$4.11
Class I(1)	1,000.00	1,098.80	0.57	2.39	1,000.00	1,021.97	0.57	2.86
Voya Global Equity Dividend Fund
Class A	$1,000.00	$1,110.60	1.25%	$6.54	$1,000.00	$1,018.60	1.25%	$6.26
Class B	1,000.00	1,106.40	2.00	10.45	1,000.00	1,014.88	2.00	9.99
Class C	1,000.00	1,106.60	2.00	10.45	1,000.00	1,014.88	2.00	9.99
Class I	1,000.00	1,112.60	1.00	5.24	1,000.00	1,019.84	1.00	5.01
Class O	1,000.00	1,110.90	1.25	6.54	1,000.00	1,018.60	1.25	6.26
Class W	1,000.00	1,112.40	1.00	5.24	1,000.00	1,019.84	1.00	5.01
Voya Global High Dividend Low Volatility Fund
Class A(1)	$1,000.00	$1,091.70	0.86%	$3.60	$1,000.00	$1,020.53	0.86%	$4.31
Class I(1)	1,000.00	1,092.90	0.61	2.55	1,000.00	1,021.77	0.61	3.06
Voya Multi-Manager Emerging Markets Equity Fund
Class A	$1,000.00	$1,108.90	1.59%	$8.31	$1,000.00	$1,016.91	1.59%	$7.95
Class B	1,000.00	1,104.20	2.34	12.21	1,000.00	1,013.19	2.34	11.68
Class C	1,000.00	1,104.00	2.34	12.21	1,000.00	1,013.19	2.34	11.68
Class I	1,000.00	1,110.50	1.24	6.49	1,000.00	1,018.65	1.24	6.21
Class R	1,000.00	1,107.70	1.84	9.62	1,000.00	1,015.67	1.84	9.20
Class W	1,000.00	1,110.70	1.34	7.01	1,000.00	1,018.15	1.34	6.71
14

shareholder expense example (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2017*	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2017*
Voya Multi-Manager International Equity Fund
Class I	$1,000.00	$1,096.60	0.97%	$5.04	$1,000.00	$1,019.98	0.97%	$4.86
Voya Multi-Manager International Factors Fund
Class I	$1,000.00	$1,110.60	0.84%	$4.40	$1,000.00	$1,020.63	0.84%	$4.21
Class W	1,000.00	1,110.60	0.84	4.40	1,000.00	1,020.63	0.84	4.21

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

(1)
Commencement of operations was December 6, 2016. Expenses paid for the actual Fund’s return reflect the 146-day period ended April 30, 2017.

15

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2017 (Unaudited)

	Voya Global Corporate Leaders® 100 Fund	Voya Global Equity Dividend Fund	Voya Global High Dividend Low Volatility Fund
ASSETS:
Investments in securities at fair value+*	$3,365,899	$75,000,127	$8,623,448
Short-term investments at fair value**	1,000	5,235,090	143,831
Total investments at fair value	$3,366,899	$80,235,217	$8,767,279
Cash	165	4,494	43
Foreign currencies at value***	38	116,068	—
Receivables:
Investment securities sold	1,659	340,640	—
Fund shares sold	—	220	—
Dividends	7,638	156,482	18,866
Foreign tax reclaims	224	30,981	403
Prepaid expenses	35,094	31,830	35,097
Prepaid offering expense	9,040	—	23,507
Reimbursement due from manager	13,727	13,893	14,190
Other assets	—	10,879	—
Total assets	3,434,484	80,940,704	8,859,385
LIABILITIES:
Payable for investment securities purchased	—	37,746	—
Payable for fund shares redeemed	—	120,134	—
Payable upon receipt of securities loaned	—	691,442	74,831
Payable for investment management fees	1,381	52,246	3,551
Payable for distribution and shareholder service fees	357	26,952	888
Payable to custodian due to foreign currency overdraft****	—	—	848
Payable to trustees under the deferred compensation plan (Note 6)	—	10,879	—
Payable for trustee fees	13	399	42
Other accrued expenses and liabilities	15,168	120,397	19,983
Total liabilities	16,919	1,060,195	100,143
NET ASSETS	$3,417,565	$79,880,509	$8,759,242
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$3,119,745	$144,393,875	$8,033,763
Undistributed (distributions in excess of) net investment income or accumulated net investment loss	19,752	(144,470)	59,501
Accumulated net realized gain (loss)	18,943	(68,477,704)	81,470
Net unrealized appreciation	259,125	4,108,808	584,508
NET ASSETS	$3,417,565	$79,880,509	$8,759,242
+ Including securities loaned at value	$—	$672,526	$70,996
* Cost of investments in securities	$3,106,812	$70,890,872	$8,038,942
** Cost of short-term investments	$1,000	$5,235,090	$143,831
*** Cost of foreign currencies	$37	$115,078	$—
**** Cost of foreign currency overdraft	$—	$—	$837
See Accompanying Notes to Financial Statements
16

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2017 (Unaudited) (continued)

	Voya Global Corporate Leaders® 100 Fund	Voya Global Equity Dividend Fund	Voya Global High Dividend Low Volatility Fund
Class A
Net assets	$1,768,951	$34,179,572	$4,381,553
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	161,365	2,494,626	401,976
Net asset value and redemption price per share†	$10.96	$13.70	$10.90
Maximum offering price per share (5.75%)(1)	$11.63	$14.54	$11.56
Class B
Net assets	n/a	$122,401	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$—	n/a
Shares outstanding	n/a	8,928	n/a
Net asset value and redemption price per share†	n/a	$13.71	n/a
Class C
Net assets	n/a	$20,882,563	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$—	n/a
Shares outstanding	n/a	1,534,053	n/a
Net asset value and redemption price per share†	n/a	$13.61	n/a
Class I
Net assets	$1,648,614	$10,115,494	$4,377,689
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	150,247	737,312	401,288
Net asset value and redemption price per share	$10.97	$13.72	$10.91
Class O
Net assets	n/a	$13,164,454	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$—	n/a
Shares outstanding	n/a	962,814	n/a
Net asset value and redemption price per share	n/a	$13.67	n/a
Class W
Net assets	n/a	$1,416,025	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$—	n/a
Shares outstanding	n/a	93,064	n/a
Net asset value and redemption price per share	n/a	$15.22	n/a

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
17

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2017 (Unaudited)

	Voya Multi- Manager Emerging Markets Equity Fund	Voya Multi- Manager International Equity Fund	Voya Multi- Manager International Factors Fund
ASSETS:
Investments in securities at fair value+*	$270,110,106	$504,335,730	$359,564,869
Short-term investments at fair value**	2,832,701	17,689,129	1,367,158
Total investments at fair value	$272,942,807	$522,024,859	$360,932,027
Cash	22,513	3,959,057	75,108
Cash collateral for futures	—	—	75,746
Foreign currencies at value***	159,541	91,131	569,551
Receivables:
Investment securities sold	1,393,067	7,550,394	6,483,149
Fund shares sold	30,628,860	23,041,647	41,123,351
Dividends	415,993	1,729,715	1,150,767
Foreign tax reclaims	2,146	419,673	269,322
Unrealized appreciation on forward foreign currency contracts	947	43,864	6,358
Prepaid expenses	38,975	597	33,210
Reimbursement due from manager	26,361	7,713	28,437
Other assets	7,346	8,380	6,848
Total assets	305,638,556	558,877,030	410,753,874
LIABILITIES:
Payable for investment securities purchased	1,209,518	9,328,992	25,616,308
Payable for fund shares redeemed	7,170,551	30,392,336	1,309,440
Payable upon receipt of securities loaned	—	201,347	—
Unrealized depreciation on forward foreign currency contracts	195	152,364	1,199
Payable for investment management fees	242,651	357,656	179,860
Payable for distribution and shareholder service fees	8,381	—	—
Payable to trustees under the deferred compensation plan (Note 6)	7,346	8,380	6,848
Payable for trustee fees	1,209	2,525	1,651
Other accrued expenses and liabilities	368,204	255,809	212,971
Total liabilities	9,008,055	40,699,409	27,328,277
NET ASSETS	$296,630,501	$518,177,621	$383,425,597
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$295,150,296	$492,003,340	$360,027,366
Undistributed net investment income	88,305	2,616,942	2,000,026
Accumulated net realized loss	(39,103,323)	(17,921,661)	(917,446)
Net unrealized appreciation	40,495,223	41,479,000	22,315,651
NET ASSETS	$296,630,501	$518,177,621	$383,425,597
+ Including securities loaned at value	$—	$188,474	$—
* Cost of investments in securities	$229,613,302	$462,767,147	$337,300,371
** Cost of short-term investments	$2,832,701	$17,689,129	$1,367,158
*** Cost of foreign currencies	$160,006	$90,435	$561,840
See Accompanying Notes to Financial Statements
18

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2017 (Unaudited) (continued)

	Voya Multi- Manager Emerging Markets Equity Fund	Voya Multi- Manager International Equity Fund	Voya Multi- Manager International Factors Fund
Class A
Net assets	$24,773,042	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$—	n/a	n/a
Shares outstanding	2,251,971	n/a	n/a
Net asset value and redemption price per share†	$11.00	n/a	n/a
Maximum offering price per share (5.75%)(1)	$11.67	—	—
Class B
Net assets	$19,175	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$—	n/a	n/a
Shares outstanding	1,740	n/a	n/a
Net asset value and redemption price per share†	$11.02	n/a	n/a
Class C
Net assets	$4,002,827	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$—	n/a	n/a
Shares outstanding	364,760	n/a	n/a
Net asset value and redemption price per share†	$10.97	n/a	n/a
Class I
Net assets	$208,181,461	$518,177,621	$325,673,940
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	18,888,898	46,755,259	32,816,498
Net asset value and redemption price per share	$11.02	$11.08	$9.92
Class R
Net assets	$84,837	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$—	n/a	n/a
Shares outstanding	7,686	n/a	n/a
Net asset value and redemption price per share	$11.04	n/a	n/a
Class W
Net assets	$59,569,159	n/a	$57,751,657
Shares authorized	unlimited	n/a	unlimited
Par value	$—	n/a	$—
Shares outstanding	5,412,829	n/a	5,820,137
Net asset value and redemption price per share	$11.01	n/a	$9.92

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
19

STATEMENTS OF OPERATIONS for the six months ended April 30, 2017 (Unaudited)

	Voya Global Corporate Leaders® 100 Fund	Voya Global Equity Dividend Fund	Voya Global High Dividend Low Volatility Fund
	December 6, 2016(1) to April 30, 2017		December 6, 2016(1) to April 30, 2017
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$33,698	$1,162,756	$97,687
Securities lending income, net	—	1,171	2
Total investment income	33,698	1,163,927	97,689
EXPENSES:
Investment management fees	6,386	316,909	16,586
Distribution and shareholder service fees:
Class A	1,632	42,488	4,149
Class B	—	809	—
Class C	—	107,184	—
Class O	—	15,965	—
Transfer agent fees:
Class A	37	37,107	81
Class B	—	177	—
Class C	—	23,411	—
Class I	37	3,503	1,060
Class O	—	13,938	—
Class W	—	1,379	—
Shareholder reporting expense	145	9,955	145
Registration fees	7,691	36,563	7,412
Professional fees	7,560	9,764	5,302
Custody and accounting expense	4,831	21,081	5,121
Trustee fees	39	1,198	125
Offering expense	5,960	—	15,493
Miscellaneous expense	4,555	5,542	5,016
Total expenses	38,873	646,973	60,490
Waived and reimbursed fees	(29,652)	(84,116)	(35,956)
Net expenses	9,221	562,857	24,534
Net investment income	24,477	601,070	73,155
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	19,802	(387,878)	84,108
Foreign currency related transactions	(859)	123,904	(2,638)
Net realized gain (loss)	18,943	(263,974)	81,470
Net change in unrealized appreciation (depreciation) on:
Investments	259,087	7,951,790	584,506
Foreign currency related transactions	38	6,672	2
Net change in unrealized appreciation (depreciation)	259,125	7,958,462	584,508
Net realized and unrealized gain	278,068	7,694,488	665,978
Increase in net assets resulting from operations	$302,545	$8,295,558	$739,133
* Foreign taxes withheld	$2,427	$93,123	$8,590
(1)
Commencement of operations.

See Accompanying Notes to Financial Statements
20

STATEMENTS OF OPERATIONS for the six months ended April 30, 2017 (Unaudited)

	Voya Multi- Manager Emerging Markets Equity Fund	Voya Multi- Manager International Equity Fund	Voya Multi- Manager International Factors Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,874,814	$5,819,724	$3,654,389
Securities lending income, net	—	70,570	—
Total investment income	1,874,814	5,890,294	3,654,389
EXPENSES:
Investment management fees	1,319,097	2,128,102	1,211,072
Distribution and shareholder service fees:
Class A	28,754	—	—
Class B	178	—	—
Class C	19,960	—	—
Class R	180	—	—
Transfer agent fees:
Class A	28,760	—	—
Class B	45	—	—
Class C	4,994	—	—
Class I	9,897	1,110	1,649
Class R	90	—	—
Class W	57,961	—	26,134
Shareholder reporting expense	12,127	3,620	14,118
Registration fees	39,206	320	20,061
Professional fees	34,484	48,348	38,191
Custody and accounting expense	181,507	263,433	150,923
Trustee fees	3,627	7,573	4,955
License fee	—	—	15,400
Information statement costs (Note 6)	—	15,000	18,000
Miscellaneous expense	11,758	20,835	11,558
Interest expense	20	3,429	2,293
Total expenses	1,752,645	2,491,770	1,514,354
Waived and reimbursed fees	(172,812)	(62,031)	(144,806)
Brokerage commission recapture	(670)	(2,237)	(4,053)
Net expenses	1,579,163	2,427,502	1,365,495
Net investment income	295,651	3,462,792	2,288,894
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld^)	445,914	10,940,153	16,345,639
Foreign currency related transactions	(37,794)	(118,529)	(16,853)
Futures	68,158	116,869	13,793
Net realized gain	476,278	10,938,493	16,342,579
Net change in unrealized appreciation (depreciation) on:
Investments (net of Peruvian capital gains tax accrued#)	27,815,309	32,773,562	16,417,255
Foreign currency related transactions	(2,611)	(4,643)	33,537
Futures	—	(51,258)	41,631
Net change in unrealized appreciation (depreciation)	27,812,698	32,717,661	16,492,423
Net realized and unrealized gain	28,288,976	43,656,154	32,835,002
Increase in net assets resulting from operations	$28,584,627	$47,118,946	$35,123,896
* Foreign taxes withheld	$244,606	$872,671	$520,435
^ Foreign taxes on sale of Indian investments	$—	$—	$7
# Foreign taxes accrued on Peruvian investments	$60,094	$—	$—
See Accompanying Notes to Financial Statements
21

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Voya Global Corporate Leaders® 100 Fund	Voya Global Equity Dividend Fund		Voya Global High Dividend Low Volatility Fund
	December 6, 2016(1) to April 30, 2017	Six Months Ended April 30, 2017	Year Ended October 31, 2016	December 6, 2016(1) to April 30, 2017
FROM OPERATIONS:
Net investment income	$24,477	$601,070	$1,723,639	$73,155
Net realized gain (loss)	18,943	(263,974)	391,171	81,470
Net change in unrealized appreciation (depreciation)	259,125	7,958,462	(2,501,618)	584,508
Increase (decrease) in net assets resulting from operations	302,545	8,295,558	(386,808)	739,133
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,235)	(341,036)	(857,605)	(6,494)
Class B	—	(1,038)	(4,841)	—
Class C	—	(140,161)	(383,686)	—
Class I	(2,490)	(112,028)	(233,193)	(7,160)
Class O	—	(130,094)	(301,528)	—
Class W	—	(13,314)	(26,478)	—
Total distributions	(4,725)	(737,671)	(1,807,331)	(13,654)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,115,020	3,871,787	4,169,675	8,020,109
Reinvestment of distributions	4,725	495,018	1,226,323	13,654
	3,119,745	4,366,805	5,395,998	8,033,763
Cost of shares redeemed	—	(9,916,714)	(15,718,418)	—
Net increase (decrease) in net assets resulting from capital share transactions	3,119,745	(5,549,909)	(10,322,420)	8,033,763
Net increase (decrease) in net assets	3,417,565	2,007,978	(12,516,559)	8,759,242
NET ASSETS:
Beginning of year or period	—	77,872,531	90,389,090	—
End of year or period	$3,417,565	$79,880,509	$77,872,531	$8,759,242
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$19,752	$(144,470)	$(7,869)	$59,501

(1)
Commencement of operations.

See Accompanying Notes to Financial Statements
22

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Voya Multi-Manager Emerging Markets Equity Fund		Voya Multi-Manager International Equity Fund
	Six Months Ended April 30, 2017	Year Ended October 31, 2016	Six Months Ended April 30, 2017	Year Ended October 31, 2016
FROM OPERATIONS:
Net investment income	$295,651	$2,289,573	$3,462,792	$8,368,047
Net realized gain (loss)	476,278	(25,853,576)	10,938,493	(22,939,966)
Net change in unrealized appreciation (depreciation)	27,812,698	41,328,786	32,717,661	(343,318)
Increase (decrease) in net assets resulting from operations	28,584,627	17,764,783	47,118,946	(14,915,237)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(176,854)	(266,934)	—	—
Class C	(1,401)	(13,472)	—	—
Class I	(1,830,792)	(2,955,122)	(9,493,774)	(6,748,942)
Class R	(394)	—	—	—
Class W	(285,994)	(300,186)	—	—
Net realized gains:
Class I	—	—	—	(4,965,924)
Total distributions	(2,295,435)	(3,535,714)	(9,493,774)	(11,714,866)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	88,287,199	71,897,137	70,988,112	164,699,335
Reinvestment of distributions	2,280,237	3,511,008	9,493,774	11,714,866
	90,567,436	75,408,145	80,481,886	176,414,201
Cost of shares redeemed	(42,290,212)	(119,974,406)	(113,980,825)	(174,394,546)
Net increase (decrease) in net assets resulting from capital share transactions	48,277,224	(44,566,261)	(33,498,939)	2,019,655
Net increase (decrease) in net assets	74,566,416	(30,337,192)	4,126,233	(24,610,448)
NET ASSETS:
Beginning of year or period	222,064,085	252,401,277	514,051,388	538,661,836
End of year or period	$296,630,501	$222,064,085	$518,177,621	$514,051,388
Undistributed net investment income at end of year or period	$88,305	$2,088,089	$2,616,942	$8,647,924

See Accompanying Notes to Financial Statements
23

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Voya Multi-Manager International Factors Fund
	Six Months Ended April 30, 2017	Year Ended October 31, 2016
FROM OPERATIONS:
Net investment income	$2,288,894	$4,604,435
Net realized gain (loss)	16,342,579	(15,925,446)
Net change in unrealized appreciation (depreciation)	16,492,423	2,284,668
Increase (decrease) in net assets resulting from operations	35,123,896	(9,036,343)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(4,717,273)	(3,515,445)
Class W	(407,262)	(231,599)
Net realized gains:
Class I	—	(4,791,020)
Class W	—	(321,200)
Total distributions	(5,124,535)	(8,859,264)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	105,991,057	65,224,250
Reinvestment of distributions	5,124,535	8,859,264
	111,115,592	74,083,514
Cost of shares redeemed	(92,350,801)	(73,622,332)
Net increase in net assets resulting from capital share transactions	18,764,791	461,182
Net increase (decrease) in net assets	48,764,152	(17,434,425)
NET ASSETS:
Beginning of year or period	334,661,445	352,095,870
End of year or period	$383,425,597	$334,661,445
Undistributed net investment income at end of year or period	$2,000,026	$4,835,667

See Accompanying Notes to Financial Statements
24

Financial Highlights (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Corporate Leaders® 100 Fund
Class A
12-06-16(4) - 04-30-17	10.00	0.08•	0.89	0.97	0.01	—	—	0.01	—	10.96	9.76	3.17	0.82	0.82	1.83	1,769	6
Class I
12-06-16(4) - 04-30-17	10.00	0.09•	0.90	0.99	0.02	—	—	0.02	—	10.97	9.88	2.92	0.57	0.57	2.05	1,649	6
Voya Global Equity Dividend Fund
Class A
04-30-17	12.46	0.11•	1.26	1.37	0.13	—	—	0.13	—	13.70	11.06	1.48	1.25	1.25	1.69	34,180	12
10-31-16	12.74	0.29	(0.27)	0.02	0.30	—	—	0.30	—	12.46	0.22	1.50	1.25	1.25	2.31	33,764	29
10-31-15	13.41	0.27	(0.67)	(0.40)	0.27	—	—	0.27	—	12.74	(2.99)(a)	1.54	1.25	1.25	2.01	40,159	25
10-31-14	12.92	0.37	0.48	0.85	0.36	—	—	0.36	—	13.41	6.60	1.46	1.27	1.27	2.75	29,971	40
10-31-13	10.69	0.21•	2.25	2.46	0.23	—	—	0.23	—	12.92	23.19	1.43	1.36	1.36	1.82	32,036	57
10-31-12	10.05	0.24	0.64	0.88	0.24	—	—	0.24	—	10.69	8.86	1.52	1.42	1.42	2.24	30,217	66
Class B
04-30-17	12.47	0.06•	1.26	1.32	0.08	—	—	0.08	—	13.71	10.64	2.23	2.00	2.00	0.96	122	12
10-31-16	12.74	0.19•	(0.27)	(0.08)	0.19	—	—	0.19	—	12.47	(0.57)	2.25	2.00	2.00	1.55	177	29
10-31-15	13.38	0.17•	(0.66)	(0.49)	0.15	—	—	0.15	—	12.74	(3.71)(a)	2.29	2.00	2.00	1.31	700	25
10-31-14	12.90	0.28	0.46	0.74	0.26	—	—	0.26	—	13.38	5.72	2.21	2.02	2.02	2.04	1,648	40
10-31-13	10.66	0.13•	2.24	2.37	0.13	—	—	0.13	—	12.90	22.37	2.18	2.11	2.11	1.09	2,593	57
10-31-12	10.03	0.15•	0.64	0.79	0.16	—	—	0.16	—	10.66	7.95	2.27	2.17	2.17	1.48	4,062	66
Class C
04-30-17	12.38	0.06•	1.26	1.32	0.09	—	—	0.09	—	13.61	10.66	2.23	2.00	2.00	0.94	20,883	12
10-31-16	12.66	0.19	(0.26)	(0.07)	0.21	—	—	0.21	—	12.38	(0.53)	2.25	2.00	2.00	1.55	21,851	29
10-31-15	13.32	0.17	(0.66)	(0.49)	0.17	—	—	0.17	—	12.66	(3.72)(a)	2.29	2.00	2.00	1.26	25,594	25
10-31-14	12.84	0.27	0.48	0.75	0.27	—	—	0.27	—	13.32	5.78	2.21	2.02	2.02	2.00	18,079	40
10-31-13	10.62	0.13	2.23	2.36	0.14	—	—	0.14	—	12.84	22.35	2.18	2.11	2.11	1.08	19,834	57
10-31-12	10.00	0.16	0.63	0.79	0.17	—	—	0.17	—	10.62	7.92	2.27	2.17	2.17	1.49	18,932	66
Class I
04-30-17	12.47	0.13•	1.27	1.40	0.15	—	—	0.15	—	13.72	11.26	1.09	1.00	1.00	1.91	10,115	12
10-31-16	12.75	0.31	(0.26)	0.05	0.33	—	—	0.33	—	12.47	0.47	1.10	1.00	1.00	2.55	8,598	29
10-31-15	13.43	0.30	(0.67)	(0.37)	0.31	—	—	0.31	—	12.75	(2.80)(a)	1.14	1.00	1.00	2.24	9,447	25
10-31-14	12.94	0.39	0.50	0.89	0.40	—	—	0.40	—	13.43	6.85	1.11	1.00	1.00	2.86	5,994	40
10-31-13	10.70	0.25•	2.26	2.51	0.27	—	—	0.27	—	12.94	23.75	1.04	1.01	1.01	2.13	4,313	57
10-31-12	10.06	0.27	0.65	0.92	0.28	—	—	0.28	—	10.70	9.25	1.13	1.03	1.03	2.62	2,929	66
See Accompanying Notes to Financial Statements
25

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Equity Dividend Fund (continued)
Class O
04-30-17	12.43	0.11•	1.26	1.37	0.13	—	—	0.13	—	13.67	11.09	1.48	1.25	1.25	1.69	13,164	12
10-31-16	12.71	0.28	(0.26)	0.02	0.30	—	—	0.30	—	12.43	0.22	1.50	1.25	1.25	2.30	12,340	29
10-31-15	13.38	0.27	(0.67)	(0.40)	0.27	—	—	0.27	—	12.71	(3.02)(a)	1.54	1.25	1.25	2.05	13,308	25
10-31-14	12.90	0.37	0.48	0.85	0.37	—	—	0.37	—	13.38	6.54	1.46	1.27	1.27	2.73	15,343	40
10-31-13	10.67	0.21•	2.25	2.46	0.23	—	—	0.23	—	12.90	23.25	1.43	1.36	1.36	1.82	15,313	57
10-31-12	10.03	0.23	0.65	0.88	0.24	—	—	0.24	—	10.67	8.88	1.52	1.42	1.42	2.24	13,618	66
Class W
04-30-17	13.82	0.14•	1.41	1.55	0.15	—	—	0.15	—	15.22	11.24	1.23	1.00	1.00	1.95	1,416	12
10-31-16	14.09	0.34	(0.28)	0.06	0.33	—	—	0.33	—	13.82	0.49	1.25	1.00	1.00	2.53	1,144	29
10-31-15	14.80	0.34	(0.75)	(0.41)	0.30	—	—	0.30	—	14.09	(2.76)(a)	1.29	1.00	1.00	2.29	1,181	25
10-31-14	14.23	0.44	0.53	0.97	0.40	—	—	0.40	—	14.80	6.81	1.21	1.02	1.02	3.00	1,275	40
10-31-13	11.74	0.27•	2.47	2.74	0.25	—	—	0.25	—	14.23	23.60	1.18	1.11	1.11	2.07	1,199	57
10-31-12	11.01	0.29•	0.70	0.99	0.26	—	—	0.26	—	11.74	9.11	1.27	1.17	1.17	2.53	1,196	66
Voya Global High Dividend Low Volatility Fund
Class A
12-06-16(4) - 04-30-17	10.00	0.09•	0.83	0.92	0.02	—	—	0.02	—	10.90	9.17	1.92	0.86	0.86	2.08	4,382	13
Class I
12-06-16(4) - 04-30-17	10.00	0.10•	0.83	0.93	0.02	—	—	0.02	—	10.91	9.29	1.73	0.61	0.61	2.33	4,378	13
Voya Multi-Manager Emerging Markets Equity Fund
Class A
04-30-17	10.00	(0.00)*	1.08	1.08	0.08	—	—	0.08	—	11.00	10.89	1.84	1.59	1.59	(0.03)	24,773	22
10-31-16	9.33	0.08	0.69	0.77	0.10	—	—	0.10	—	10.00	8.41	1.90	1.59	1.59	0.73	23,604	47
10-31-15	11.55	0.09	(2.19)	(2.10)	0.12	—	—	0.12	—	9.33	(18.30)(b)	1.82	1.60	1.60	0.78	25,071	74
10-31-14	11.76	0.12	(0.24)	(0.12)	0.09	—	—	0.09	—	11.55	(1.00)	1.83	1.60	1.60	0.91	35,004	68
10-31-13	10.75	0.09•	1.08	1.17	0.01	0.15	—	0.16	—	11.76	10.97	1.75	1.60	1.60	0.78	41,699	45
10-31-12	10.74	0.11•	0.06	0.17	0.11	0.05	—	0.16	—	10.75	1.66	1.77	1.50	1.50	1.05	53,278	84
Class B
04-30-17	9.98	(0.04)•	1.08	1.04	—	—	—	—	—	11.02	10.42	2.59	2.34	2.34	(0.75)	19	22
10-31-16	9.28	(0.01)•	0.71	0.70	—	—	—	—	—	9.98	7.54	2.65	2.34	2.34	(0.11)	59	47
10-31-15	11.44	(0.02)•	(2.14)	(2.16)	—	—	—	—	—	9.28	(18.88)(b)	2.57	2.35	2.35	(0.17)	120	74
10-31-14	11.65	0.00*•	(0.21)	(0.21)	—	—	—	—	—	11.44	(1.80)	2.58	2.35	2.35	0.01	497	68
10-31-13	10.72	0.01	1.07	1.08	—	0.15	—	0.15	—	11.65	10.13	2.50	2.35	2.35	0.03	888	45
07-20-12(4) - 10-31-12	10.04	0.01	0.67	0.68	—	—	—	—	—	10.72	6.77	2.52	2.25	2.25	0.27	1,145	84
See Accompanying Notes to Financial Statements
26

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Multi-Manager Emerging Markets Equity Fund (continued)
Class C
04-30-17	9.94	(0.04)•	1.07	1.03	0.00*	—	—	0.00*	—	10.97	10.40	2.59	2.34	2.34	(0.79)	4,003	22
10-31-16	9.26	0.01	0.70	0.71	0.03	—	—	0.03	—	9.94	7.69	2.65	2.34	2.34	(0.03)	4,205	47
10-31-15	11.44	0.00*•	(2.17)	(2.17)	0.01	—	—	0.01	—	9.26	(18.96)(b)	2.57	2.35	2.35	0.02	4,420	74
10-31-14	11.65	0.02•	(0.23)	(0.21)	0.00*	—	—	0.00*	—	11.44	(1.77)	2.58	2.35	2.35	0.15	6,884	68
10-31-13	10.72	0.02	1.06	1.08	—	0.15	—	0.15	—	11.65	10.13	2.50	2.35	2.35	0.11	8,112	45
10-31-12	10.73	0.03•	0.07	0.10	0.06	0.05	—	0.11	—	10.72	0.99	2.52	2.25	2.25	0.31	8,664	84
Class I
04-30-17	10.04	0.02•	1.07	1.09	0.11	—	—	0.11	—	11.02	11.05	1.35	1.24	1.24	0.33	208,181	22
10-31-16	9.36	0.10	0.71	0.81	0.13	—	—	0.13	—	10.04	8.89	1.35	1.24	1.24	1.05	166,301	47
10-31-15	11.61	0.12•	(2.20)	(2.08)	0.17	—	—	0.17	—	9.36	(18.06)(b)	1.34	1.25	1.25	1.14	199,847	74
10-31-14	11.82	0.15	(0.23)	(0.08)	0.13	—	—	0.13	—	11.61	(0.64)	1.30	1.25	1.25	1.22	169,635	68
10-31-13	10.78	0.14	1.07	1.21	0.02	0.15	—	0.17	—	11.82	11.29	1.30	1.25	1.25	1.27	176,423	45
10-31-12	10.74	0.12•	0.09	0.21	0.12	0.05	—	0.17	—	10.78	2.07	1.52	1.25	1.25	1.14	162,830	84
Class R
04-30-17	10.03	(0.01)•	1.08	1.07	0.06	—	—	0.06	—	11.04	10.77	2.09	1.84	1.84	(0.27)	85	22
10-31-16	9.28	0.07•	0.68	0.75	—	—	—	—	—	10.03	8.08	2.15	1.84	1.84	0.81	71	47
10-31-15	11.48	0.06•	(2.17)	(2.11)	0.09	—	—	0.09	—	9.28	(18.49)(b)	2.07	1.85	1.85	0.60	6	74
10-31-14	11.75	0.08	(0.23)	(0.15)	0.12	—	—	0.12	—	11.48	(1.25)	2.08	1.85	1.85	0.73	29	68
10-31-13	10.75	0.04•	1.11	1.15	—	0.15	—	0.15	—	11.75	10.76	2.00	1.85	1.85	0.40	25	45
10-31-12	10.74	0.10	0.04	0.14	0.08	0.05	—	0.13	—	10.75	1.43	2.02	1.75	1.75	0.90	3	84
Class W
04-30-17	10.02	0.01	1.08	1.09	0.10	—	—	0.10	—	11.01	11.07	1.59	1.34	1.34	0.19	59,569	22
10-31-16	9.34	0.09	0.71	0.80	0.12	—	—	0.12	—	10.02	8.75	1.65	1.34	1.34	1.03	27,824	47
10-31-15	11.58	0.12•	(2.20)	(2.08)	0.16	—	—	0.16	—	9.34	(18.09)(b)	1.57	1.35	1.35	1.16	22,938	74
10-31-14	11.80	0.16•	(0.25)	(0.09)	0.13	—	—	0.13	—	11.58	(0.76)	1.58	1.35	1.35	1.36	31,560	68
10-31-13	10.77	0.15•	1.05	1.20	0.02	0.15	—	0.17	—	11.80	11.21	1.50	1.35	1.35	1.35	16,021	45
10-31-12	10.74	0.18•	0.02	0.20	0.12	0.05	—	0.17	—	10.77	1.98	1.52	1.25	1.25	1.68	7,759	84
Voya Multi-Manager International Equity Fund
Class I
04-30-17	10.29	0.07•	0.91	0.98	0.19	—	—	0.19	—	11.08	9.66	1.00	0.97	0.97	1.38	518,178	125
10-31-16	10.87	0.17	(0.51)	(0.34)	0.14	0.10	—	0.24	—	10.29	(3.14)	0.96	0.94	0.94	1.61	514,051	39
10-31-15	11.67	0.15	(0.24)	(0.09)	0.26	0.45	—	0.71	—	10.87	(0.45)	0.98	0.96	0.96	1.34	538,662	66
10-31-14	11.88	0.26•	(0.34)	(0.08)	0.12	0.01	—	0.13	—	11.67	(0.61)	0.99	0.97	0.97	2.18	485,230	45
10-31-13	9.87	0.10•	2.08	2.18	0.17	—	—	0.17	—	11.88	22.35	0.98	1.00	1.00	0.95	338,673	48
10-31-12	9.30	0.15	0.61	0.76	0.15	0.04	—	0.19	—	9.87	8.46	1.02	0.99	0.99	1.77	164,602	42
See Accompanying Notes to Financial Statements
27

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Multi-Manager International Factors Fund
Class I
04-30-17	9.07	0.06•	0.93	0.99	0.14	—	—	0.14	—	9.92	11.06	0.91	0.84	0.84	1.34	325,674	181
10-31-16	9.59	0.13	(0.41)	(0.28)	0.10	0.14	—	0.24	—	9.07	(2.87)	0.96	0.95	0.95	1.37	308,486	84
10-31-15	11.00	0.12•	0.03	0.15	0.10	1.46	—	1.56	—	9.59	2.10	0.97	0.95	0.95	1.20	330,601	85
10-31-14	11.10	0.11•	0.07	0.18	0.25	0.03	—	0.28	—	11.00	1.68	1.04	0.95	0.95	1.00	261,963	93
10-31-13	9.35	0.15•	1.73	1.88	0.13	—	—	0.13	—	11.10	20.36	0.98	0.95	0.95	1.46	395,204	100
10-31-12	8.83	0.12	0.48	0.60	0.08	—	—	0.08	—	9.35	6.92	1.00	0.95	0.95	1.46	405,163	71
Class W
04-30-17	9.07	0.08•	0.91	0.99	0.14	—	—	0.14	—	9.92	11.06	1.03	0.84	0.84	1.73	57,752	181
10-31-16	9.59	0.12•	(0.40)	(0.28)	0.10	0.14	—	0.24	—	9.07	(2.88)	1.19	0.95	0.95	1.37	26,176	84
10-31-15	11.00	0.12•	0.03	0.15	0.10	1.46	—	1.56	—	9.59	2.10	1.10	0.95	0.95	1.26	21,495	85
10-31-14	11.09	0.12•	0.07	0.19	0.25	0.03	—	0.28	—	11.00	1.77	1.04	0.95	0.95	1.06	29,662	93
10-31-13	9.35	0.15•	1.72	1.87	0.13	—	—	0.13	—	11.09	20.25	0.98	0.95	0.95	1.44	14,343	100
08-07-12(4) - 10-31-12	9.08	0.01•	0.26	0.27	—	—	—	—	—	9.35	2.97	1.00	0.95	0.95	0.53	4,967	71

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

(a)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, Global Equity Dividend’s total return would have been (3.88)%, (4.57)%, (4.59)%, (3.67)%, (3.89)% and (3.62)% for Classes A, B, C, I, O and W, respectively.

(b)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, Multi-Manager Emerging Markets Equity’s total return would have been (18.57)%, (19.15)%, (19.23)%, (18.33)%, (18.76)% and (18.36)% for Classes A, B, C, I, R and W, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
28

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited)

NOTE 1 — ORGANIZATION
Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are fifteen separate active investment series, six of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya Global Corporate Leaders® 100 Fund (“Global Corporate Leaders® 100”), Voya Global Equity Dividend Fund (“Global Equity Dividend”), Voya Global High Dividend Low Volatility Fund (“Global High Dividend Low Volatility”), Voya Multi-Manager Emerging Markets Equity Fund (“Multi-Manager Emerging Markets Equity”), Voya Multi-Manager International Equity Fund (“Multi-Manager International Equity”) and Voya Multi-Manager International Factors Fund (“Multi-Manager International Factors”). Each Fund is a diversified series of the Trust. Prior to January 20, 2017, Multi-Manager International Factors was known as “Voya International Core Fund.”
Each Fund offers at least one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees, and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges. At the close of business on May 2, 2017, all outstanding Class B shares of each respective Fund were converted to Class A shares of the same Fund, which is prior to the date the Class B shares would normally be converted to Class A shares.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to Global Corporate Leaders® 100 and Global High Dividend Low Volatility. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing

29

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and

30

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including each sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Portfolios of Investments.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.
For the period ended April 30, 2017, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.
Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes

31

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Fund to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International

32

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of April 30, 2017, the maximum amount of loss that Multi-Manager Emerging Markets Equity, Multi-Manager International Equity and Multi-Manager International Factors would incur if the counterparty to its derivative transactions failed to perform would be $947, $43,864 and $6,358, respectively, on open forward foreign currency contracts. No cash collateral was pledged by any counterparty to each respective Fund as of April 30, 2017.
The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds Master Agreements.
Multi-Manager Emerging Markets Equity, Multi-Manager International Equity and Multi-Manager International Factors had a liability position of  $195, $152,364 and $1,199, respectively, on open forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of April 30, 2017, the Funds could have been required to pay this amount in cash to their counterparties. The Funds did not post any cash collateral as of April 30, 2017.
E. Forward Foreign Currency Transactions and Futures Contracts. Each Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Multi-Manager Emerging Markets Equity, Multi-Manager International Equity and Multi-Manager International Factors used forward foreign currency contracts primarily to protect its non-U.S. dollar denominated holdings from adverse currency movements. During the period ended April 30, 2017, the Funds had an average contract amount on forward foreign currency contracts to buy and sell as disclosed below.
	Buy	Sell
Multi-Manager Emerging Markets Equity	$142,625	$628,585
Multi-Manager International Equity	17,045,798	14,832,386
Multi-Manager International Factors	11,933,742	—
Please refer to the tables following the Portfolio of Investments for open forward foreign currency contracts at April 30, 2017 for Multi-Manager Emerging Markets Equity, Multi-Manager International Equity and Multi-Manager International Factors, respectively.
Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the

33

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended April 30, 2017, Multi-Manager Emerging Markets Equity, Multi-Manager International Equity and Multi-Manager International Factors had purchased futures contracts on equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the period ended April 30, 2017, Multi-Manager Emerging Markets Equity, Multi-Manager International Equity and Multi-Manager International Factors had an average notional value on futures contracts purchased as disclosed below.
Purchased
Multi-Manager Emerging Markets Equity	$1,839,402
Multi-Manager International Equity	914,572
Multi-Manager International Factors	2,462,130
There were no open futures contracts for Multi-Manager Emerging Markets Equity and Multi-Manager International Equity at April 30, 2017. Please refer to the table following the Portfolio of Investments for Multi-Manager International Factors for open futures contracts at April 30, 2017.
F. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund declares and pays dividends and capital gain distributions, if any, annually (except, Global Equity Dividend, which pays dividends, if any, quarterly). The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal
Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
H. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual

34

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
K. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the period ended April 30, 2017, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
	Purchases	Sales
Global Corporate Leaders® 100	$3,264,850	$176,926
Global Equity Dividend	9,052,172	16,514,725
Global High Dividend Low Volatility	9,022,489	1,066,104
Multi-Manager Emerging Markets Equity	73,636,458	52,638,638
Multi-Manager International Equity	615,132,323	655,164,051
Multi-Manager International Factors	605,540,447	598,357,641
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. On March 9, 2017, the Board approved a change to reflect that Voya Investments, the Investment Adviser to Multi-Manager Emerging Markets Equity, Multi-Manager International Equity and Multi-Manager International Factors, may, from time to time, directly manage a portion of each Fund’s investment portfolio effective April 3, 2017. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates.
Fund	As a Percentage of Average Daily Net Assets
Global Corporate Leaders® 100	0.50%
Global Equity Dividend	0.80% on the first $500 million; 0.78% on the next $500 million; and 0.76% in excess of $1 billion
Global High Dividend Low Volatility	0.50%
Multi-Manager Emerging Markets Equity	1.10%
Multi-Manager International Equity	0.85%
Multi-Manager International Factors(1)	0.65%

(1)
Prior to January 20, 2017, the management fee was 0.85%.

The Investment Adviser has contractually agreed to waive a portion of the management fee for Multi-Manager Emerging Markets Equity and Multi-Manager International Equity. The waivers were effective in connection with a sub-advisory fee reduction that occurred on July 1, 2015 and July 1, 2013 for Multi-Manager Emerging Markets Equity and Multi-Manager International Equity, respectively. The waivers are calculated as follows: waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate) x average daily net assets as of the calculation date. For the period ended April 30, 2017, the Investment Adviser waived $8,322 and $45,457 in management fees for Multi-Manager Emerging Markets Equity and Multi-Manager International Equity, respectively. Termination or modification of these obligations requires approval by the Board.
Each Fund has entered into a sub-advisory agreement with each sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net

35

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited) (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

assets of the respective Funds. Subject to such policies as the Board or Investment Adviser may determine, the sub-advisers manage each respective Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations. The sub-adviser of each Fund is as follows (*denotes a related party sub-adviser):
Fund	Sub-Adviser
Global Corporate Leaders® 100	Voya IM*
Global Equity Dividend	NNIP Advisors B.V.
Global High Dividend Low Volatility	Voya IM*
Multi-Manager Emerging Markets Equity	J.P. Morgan Investment Management Inc., Delaware Investments Fund Advisers and Van Eck Associates Corporation
Multi-Manager International Equity(1)	Baillie Gifford Overseas Limited, Lazard Asset Management LLC, Polaris Capital Management, LLC and Wellington Management Company LLP
Multi-Manager International Factors(2)	PanAgora Asset Management, Inc. and Voya IM*

(1)
Effective January 20, 2017, J.P. Morgan Investment Management Inc. and T. Rowe Price Associates, Inc. were removed as sub-advisers and Polaris Capital Management, LLC and Wellington Management Company LLP were added as sub-advisers to the Fund.

(2)
Effective January 20, 2017, Wellington Management Company LLP was removed as a sub-adviser and PanAgora Asset Management, Inc. and Voya IM were added as sub-advisers to the Fund.

NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds, except Class I and Class W, has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:
	Class A	Class B	Class C	Class O	Class R
Global Corporate Leaders® 100	0.25%	N/A	N/A	N/A	N/A
Global Equity Dividend	0.25%	1.00%	1.00%	0.25%	N/A
Global High Dividend Low Volatility	0.25%	N/A	N/A	N/A	N/A
Multi-Manager Emerging Markets Equity	0.25%	1.00%	1.00%	N/A	0.50%
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended April 30, 2017, the Distributor retained the following amounts in sales charges from the following Funds:
	Class A	Class C
Initial Sales Charges:
Global Equity Dividend	$1,478	$—
Global High Dividend Low Volatility	32	—
Multi-Manager Emerging Markets Equity	245	—
Contingent Deferred Sales Charges:
Global Equity Dividend	$—	$73
Multi-Manager Emerging Markets Equity	—	6
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
For the period ended April 30, 2017, Multi-Manager International Equity and Multi-Manager International Factors incurred $15,000 and $18,000, respectively, of information statement costs associated with sub-adviser changes to the Funds.
At April 30, 2017, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Global Target Payment Fund	Multi-Manager International Equity	8.91%
	Multi-Manager International Factors	11.98
Voya Investment Management Co. LLC	Global Corporate Leaders® 100	96.42
	Global High Dividend Low Volatility	99.76
Voya Solution 2025 Portfolio	Multi-Manager Emerging Markets Equity	6.22
	Multi-Manager International Equity	8.00
	Multi-Manager International Factors	13.21
Voya Solution 2035 Portfolio	Multi-Manager Emerging Markets Equity	12.02
	Multi-Manager International Equity	12.02
	Multi-Manager International Factors	16.24

36

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited) (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Solution 2045 Portfolio	Multi-Manager Emerging Markets Equity	10.99
	Multi-Manager International Equity	11.31
	Multi-Manager International Factors	10.19
Voya Solution Income Portfolio	Multi-Manager International Factors	6.12
Voya Solution Moderately Aggressive Portfolio	Multi-Manager International Equity	10.18
	Multi-Manager International Factors	11.92
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may request that the Funds’ sub-advisers use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture on the Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES
At April 30, 2017, the below Funds had the following payables included in Other Accrued Expenses and
Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:
Fund	Accrued Expense	Amount
Global Corporate Leaders® 100	Custody	$2,606
	Audit	3,945
	Offering	8,150
Global Equity Dividend	Transfer Agent	66,990
Global High Dividend Low Volatility	Offering	16,919
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
Maximum Operating Expense Limit (as a percentage of average net assets)
Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Global Corporate Leaders® 100	0.91%	N/A	N/A	0.56%	N/A	N/A	N/A
Global Equity Dividend	1.40%	2.15%	2.15%	1.15%	1.40%	N/A	1.15%
Global High Dividend Low Volatility	0.85%	N/A	N/A	0.60%	N/A	N/A	N/A
Multi-Manager Emerging Markets Equity	1.60%	2.35%	2.35%	1.35%	N/A	1.85%	1.35%
Multi-Manager International Equity(1)	N/A	N/A	N/A	0.97%	N/A	N/A	N/A
Multi-Manager International Factors(2)	N/A	N/A	N/A	0.75%	N/A	N/A	0.75%

(1)
Prior to January 20, 2017, the expense limit for Multi-Manager International Equity was 0.99% for Class I.

(2)
Prior to January 20, 2017, the expense limits for Multi-Manager International Factors were 0.95% for Classes I and W.

Pursuant to side letter agreements, through March 1, 2018, the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.
Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Global Equity Dividend(1)	1.25%	2.00%	2.00%	1.00%	1.25%	N/A	1.00%
Multi-Manager Emerging Markets Equity	1.60%	2.35%	2.35%	1.25%	N/A	1.85%	1.35%

(1)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment

37

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited) (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of April 30, 2017, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:
	April 30,
	2018	2019	2020	Total
Global Corporate Leaders® 100	$—	$—	$29,652	$29,652
Global High Dividend Low Volatility	—	—	34,880	34,880
Multi-Manager Emerging Markets Equity	146,199	235,007	234,458	615,664
Multi-Manager International Equity	—	—	16,574	16,574
Multi-Manager International Factors	53,425	85,422	121,693	260,540
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of April 30, 2017, are as follows:
	April 30,
	2018	2019	2020	Total
Global High Dividend Low Volatility
Class I	$—	$—	$982	$982
Multi-Manager Emerging Markets Equity
Class A	64,414	42,441	38,722	145,577
Class B	855	177	89	1,121
Class C	12,378	7,536	6,758	26,672
Class R	50	43	117	210
Class W	55,555	47,745	57,767	161,067
Multi-Manager International Factors
Class W	22,896	55,222	40,589	118,707
The expense limitation agreements are contractual through March 1, 2018 (except for Global Corporate Leaders® 100 and Global High Dividend Low Volatility, which are through March 1, 2019) and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (“Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Funds or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Funds utilized the line of credit during the period ended April 30, 2017:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Multi-Manager Emerging Markets Equity	1	$509,000	1.41%
Multi-Manager International Equity	5	15,080,800	1.66
Multi-Manager International Factors	23	2,165,609	1.68

38

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited) (continued)

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
Year or period ended	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
	#	#	#	#	#	($)	($)	($)	($)	($)
Global Corporate Leaders® 100
Class A
12/6/2016(1) - 4/30/2017	161,144	—	221	—	161,365	1,615,010	—	2,235	—	1,617,245
Class I
12/6/2016(1) - 4/30/2017	150,001	—	246	—	150,247	1,500,010	—	2,490	—	1,502,500
Global Equity Dividend
Class A
4/30/2017	55,588	—	22,682	(294,077)	(215,807)	736,450	—	301,481	(3,874,195)	(2,836,264)
10/31/2016	106,597	—	62,882	(611,762)	(442,283)	1,289,010	—	763,064	(7,489,473)	(5,437,399)
Class B
4/30/2017	1	—	69	(5,333)	(5,263)	18	—	910	(71,226)	(70,298)
10/31/2016	68	—	381	(41,220)	(40,771)	820	—	4,618	(507,410)	(501,972)
Class C
4/30/2017	21,349	—	7,764	(260,159)	(231,046)	279,597	—	102,692	(3,407,301)	(3,025,012)
10/31/2016	63,738	—	23,191	(343,441)	(256,512)	774,945	—	279,248	(4,132,935)	(3,078,742)
Class I
4/30/2017	168,695	—	5,571	(126,271)	47,995	2,204,294	—	74,129	(1,656,515)	621,908
10/31/2016	96,190	—	11,917	(159,484)	(51,377)	1,156,491	—	144,920	(1,931,305)	(629,894)
Class O
4/30/2017	30,201	—	300	(60,289)	(29,788)	400,475	—	3,985	(798,141)	(393,681)
10/31/2016	69,116	—	774	(124,025)	(54,135)	832,441	—	9,378	(1,503,226)	(661,407)
Class W
4/30/2017	16,773	—	800	(7,301)	10,272	250,953	—	11,821	(109,336)	153,438
10/31/2016	8,609	—	1,865	(11,484)	(1,010)	115,968	—	25,095	(154,069)	(13,006)
Global High Dividend Low Volatility
Class A
12/6/2016(1) - 4/30/2017	401,336	—	640	—	401,976	4,013,850	—	6,493	—	4,020,343
Class I
12/6/2016(1) - 4/30/2017	400,582	—	706	—	401,288	4,006,259	—	7,161	—	4,013,420
Multi-Manager Emerging Markets Equity
Class A
4/30/2017	57,208	—	17,523	(182,905)	(108,174)	568,091	—	164,016	(1,840,289)	(1,108,182)
10/31/2016	192,659	—	27,983	(547,320)	(326,678)	1,728,885	—	247,371	(4,965,534)	(2,989,278)
Class B
4/30/2017	—	—	—	(4,171)	(4,171)	—	—	—	(41,074)	(41,074)
10/31/2016	—	—	—	(7,005)	(7,005)	—	—	—	(63,143)	(63,143)
Class C
4/30/2017	26,560	—	132	(85,148)	(58,456)	271,807	—	1,235	(869,289)	(596,247)
10/31/2016	19,786	—	1,353	(75,000)	(53,861)	181,732	—	11,973	(664,242)	(470,537)
Class I
4/30/2017	5,060,765	—	195,411	(2,936,271)	2,319,905	53,181,308	—	1,829,045	(29,760,700)	25,249,653
10/31/2016	6,681,182	—	333,513	(11,787,957)	(4,773,262)	58,435,087	—	2,951,587	(105,139,688)	(43,753,014)
Class R
4/30/2017	1,291	—	4	(727)	568	12,766	—	36	(7,034)	5,768
10/31/2016	7,731	—	—	(1,238)	6,493	63,008	—	—	(11,168)	51,840
Class W
4/30/2017	3,550,414	—	30,578	(945,165)	2,635,827	34,253,227	—	285,905	(9,771,826)	24,767,306
10/31/2016	1,275,150	—	33,945	(986,698)	322,397	11,488,425	—	300,077	(9,130,631)	2,657,871
Multi-Manager International Equity
Class I
4/30/2017	6,734,884	—	944,654	(10,871,743)	(3,192,205)	70,988,112	—	9,493,774	(113,980,825)	(33,498,939)
10/31/2016	16,266,208	—	1,137,366	(17,028,372)	375,202	164,699,335	—	11,714,866	(174,394,546)	2,019,655
39

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited) (continued)

NOTE 10 — CAPITAL SHARES (continued)

Year or period ended	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
	#	#	#	#	#	($)	($)	($)	($)	($)
Multi-Manager International Factors
Class I
4/30/2017	7,632,704	—	525,309	(9,363,164)	(1,205,151)	73,161,244	—	4,717,273	(85,854,513)	(7,975,996)
10/31/2016	6,093,387	—	913,803	(7,444,171)	(436,981)	53,496,375	—	8,306,468	(67,030,333)	(5,227,490)
Class W
4/30/2017	3,575,854	—	45,352	(688,561)	2,932,645	32,829,813	—	407,262	(6,496,288)	26,740,787
10/31/2016	1,318,762	—	60,880	(733,377)	646,265	11,727,875	—	552,796	(6,591,999)	5,688,672

(1)
Commencement of operations.

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of April 30, 2017:
Global Equity Dividend
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citadel Clearing LLC	$672,526	$(672,526)	$—
Total	$672,526	$(672,526)	$—

(1)
Collateral with a fair value of  $691,442 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Global High Dividend Low Volatility
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Credit Suisse Securities (USA) LLC	$18,127	$(18,127)	$—
Jefferies LLC	52,869	(52,869)	—
Total	$70,996	$(70,996)	$—

(1)
Collateral with a fair value of  $74,831 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager International Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$164,273	$(164,273)	$—
ABN AMRO Bank N.V.	24,201	(24,201)	—
Total	$188,474	$(188,474)	$—

(1)
Collateral with a fair value of  $201,347 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

40

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited) (continued)

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Six Months Ended April 30, 2017	Year Ended October 31, 2016
	Ordinary Income	Ordinary Income	Long-term Capital Gain
Global Corporate Leaders® 100	$4,725	$—	$—
Global Equity Dividend	737,671	1,807,331	—
Global High Dividend Low Volatility	13,654	—	—
Multi-Manager Emerging Markets Equity	2,295,435	3,535,714	—
Multi-Manager International Equity	9,493,774	6,749,311	4,965,555
Multi-Manager International Factors	5,124,535	3,749,264	5,110,000
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2016 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.
	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
			Amount	Character	Expiration
Global Equity Dividend	$57,596	$(5,139,534)	$(66,923,767)	Short-term	2017
Multi-Manager Emerging Markets Equity	2,094,657	11,009,889	(19,715,439)	Short-term	None
			(18,192,382)	Long-term	None
			$(37,907,821)
Multi-Manager International Equity	9,077,662	2,824,562	(10,540,976)	Short-term	None
			(12,382,594)	Long-term	None
			$(22,923,570)
Multi-Manager International Factors	5,121,329	2,508,961	(12,609,022)	Short-term	None
			(1,344,709)	Long-term	None
			$(13,953,731)

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of April 30, 2017, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.
41

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited) (continued)

NOTE 13 — SUBSEQUENT EVENTS
Class conversion: On March 9, 2017, the Board approved the early conversion for Global Equity Dividend’s and Multi-Manager Emerging Markets Equity’s Class B shares to Class A shares. At the close of business on May 2, 2017, all outstanding Class B shares of each respective Fund were converted to Class A shares of the same Fund, which is prior to the date the Class B shares would normally be converted to Class A shares.
Line of Credit renewal: Effective May 19, 2017, the funds to which the Credit Agreement is available have entered into a Credit Agreement with BNY for an aggregate amount of $400,000,000 and will continue to pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

42

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Corporate Leaders 100® Fund	as of APRIL 30, 2017 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.0%
		Australia: 1.2%
4,234		Other Securities	$41,381	1.2
		France: 7.6%
411		Cie de Saint-Gobain	22,176	0.6
95		LVMH Moet Hennessy Louis Vuitton SE	23,453	0.7
284		Schneider Electric SE	22,494	0.7
406		Societe Generale	22,262	0.7
6,278		Other Securities	168,228	4.9
			258,613	7.6
		Germany: 6.7%
180		Bayer AG	22,272	0.7
153		Siemens AG	21,947	0.6
136		Volkswagen AG	21,929	0.6
6,821		Other Securities	162,832	4.8
			228,980	6.7
		Japan: 5.6%
700		Canon, Inc.	23,231	0.7
9,900		Other Securities	167,023	4.9
			190,254	5.6
		Netherlands: 3.1%
1,377		ING Groep NV	22,445	0.7
644		Koninklijke Philips NV	22,239	0.6
5,211		Other Securities	62,256	1.8
			106,940	3.1
		South Korea: 0.7%
12		Samsung Electronics Co., Ltd.	23,525	0.7
		Spain: 2.5%
3,349		Banco Santander SA	21,825	0.7
2,717		Banco Bilbao Vizcaya Argentaria S.A.	21,768	0.6
3,171		Other Securities	41,363	1.2
			84,956	2.5
		Sweden: 0.6%
3,165		Other Securities	20,563	0.6
		Switzerland: 3.7%
1,302		UBS Group AG	22,226	0.6
3,037		Other Securities	104,555	3.1
			126,781	3.7
		United Kingdom: 7.8%
33,129		Other Securities	266,485	7.8
		United States: 58.5%
290		3M Co.	56,791	1.7
67	@	Alphabet, Inc. - Class C	60,699	1.8
468		Aon PLC	56,085	1.6
384		Apple, Inc.	55,162	1.6
987		Bristol-Myers Squibb Co.	55,321	1.6
595		Caterpillar, Inc.	60,845	1.8
511		Chevron Corp.	54,524	1.6
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
930	Citigroup, Inc.	$54,982	1.6
1,302	Coca-Cola Co.	56,181	1.6
751	Colgate-Palmolive Co.	54,102	1.6
858	Dow Chemical Co.	53,882	1.6
675	Du Pont E I de Nemours & Co.	53,831	1.6
674	Exxon Mobil Corp.	55,032	1.6
4,728	Ford Motor Co.	54,230	1.6
1,861	General Electric Co.	53,950	1.6
242	Goldman Sachs Group, Inc.	54,160	1.6
3,200	HP, Inc.	60,224	1.8
318	International Business Machines Corp.	50,972	1.5
1,553	Intel Corp.	56,141	1.6
443	Johnson & Johnson	54,697	1.6
626	JPMorgan Chase & Co.	54,462	1.6
417	Kimberly-Clark Corp.	54,106	1.6
743	Marsh & McLennan Cos., Inc.	55,079	1.6
429	McDonald’s Corp.	60,030	1.7
868	Merck & Co., Inc.	54,102	1.6
844	Microsoft Corp.	57,780	1.7
1,291	Morgan Stanley	55,991	1.6
975	Nike, Inc.	54,025	1.6
492	PepsiCo, Inc.	55,734	1.6
1,609	Pfizer, Inc.	54,577	1.6
487	Philip Morris International, Inc.	53,979	1.6
610	Procter & Gamble Co.	53,271	1.6
686	Texas Instruments, Inc.	54,318	1.6
1,720	Twenty-First Century Fox, Inc. - Class A	52,529	1.5
493	United Technologies Corp.	58,662	1.7
781	Wal-Mart Stores, Inc.	58,716	1.7
		1,999,172	58.5
	Total Common Stock (Cost $3,088,980)	3,347,650	98.0
EXCHANGE-TRADED FUNDS: 0.5%
220	Other Securities	18,249	0.5
	Total Exchange-Traded Funds (Cost $17,832)	18,249	0.5
	Total Long-Term Investments (Cost $3,106,812)	3,365,899	98.5

See Accompanying Notes to Financial Statements
43

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Corporate Leaders 100® Fund	as of APRIL 30, 2017 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.0%
	Mutual Funds: 0.0%
1,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.650%†† (Cost $1,000)	$1,000	0.0
	Total Short-Term Investments (Cost $1,000)	1,000	0.0
	Total Investments in Securities (Cost $3,107,812)	$3,366,899	98.5
	Assets in Excess of Other Liabilities	50,666	1.5
	Net Assets	$3,417,565	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2017. The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
††
Rate shown is the 7-day yield as of April 30, 2017.

@
Non-income producing security.

Cost for federal income tax purposes is $3,108,031.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$284,613
Gross Unrealized Depreciation	(25,745)
Net Unrealized Appreciation	$258,868

Sector Diversification	Percentage of Net Assets
Financials	20.7%
Consumer Staples	14.9
Information Technology	13.6
Consumer Discretionary	12.7
Industrials	10.0
Health Care	9.5
Energy	5.6
Materials	5.6
Telecommunication Services	2.4
Utilities	2.4
Real Estate	0.6
Exchange-Traded Funds	0.5
Short-Term Investments	0.0
Assets in Excess of Other Liabilities	1.5
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2017
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$41,381	$—	$41,381
France	—	258,613	—	258,613
Germany	—	228,980	—	228,980
Japan	—	190,254	—	190,254
Netherlands	—	106,940	—	106,940
South Korea	—	23,525	—	23,525
Spain	—	84,956	—	84,956
Sweden	—	20,563	—	20,563
Switzerland	—	126,781	—	126,781
United Kingdom	—	266,485	—	266,485
United States	1,999,172	—	—	1,999,172
Total Common Stock	1,999,172	1,348,478	—	3,347,650
Exchange-Traded Funds	18,249	—	—	18,249
Short-Term Investments	1,000	—	—	1,000
Total Investments, at fair value	$2,018,421	$1,348,478	$—	$3,366,899

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements
44

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Dividend Fund	as of APRIL 30, 2017 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 93.8%
		Belgium: 0.4%
7,800		Other Securities	$319,378	0.4
		Canada: 3.3%
81,040		Cenovus Energy, Inc.	807,996	1.0
43,132		Shaw Communications, Inc. - Class B	914,428	1.2
14,004		Other Securities	902,890	1.1
			2,625,314	3.3
		France: 11.8%
22,241		BNP Paribas	1,569,709	2.0
15,929	@	Casino Guichard Perrachon S.A.	959,318	1.2
18,070		Cie de Saint-Gobain	975,002	1.2
90,434		Engie SA	1,275,125	1.6
10,666		Sanofi	1,007,872	1.2
25,100		Total S.A.	1,288,465	1.6
12,123		Vinci S.A.	1,033,348	1.3
72,737		Other Securities	1,360,090	1.7
			9,468,929	11.8
		Germany: 1.3%
56,121	@	Deutsche Bank AG	1,009,103	1.3
		Italy: 3.5%
80,164		Assicurazioni Generali S.p.A.	1,269,801	1.6
58,556	@	UniCredit SpA	953,439	1.2
39,186		Other Securities	607,815	0.7
			2,831,055	3.5
		Japan: 8.0%
213,400		Mitsubishi UFJ Financial Group, Inc.	1,352,229	1.7
92,300		Nissan Motor Co., Ltd.	879,211	1.1
34,200		Sumitomo Mitsui Financial Group, Inc.	1,269,868	1.6
123,800		Other Securities	2,890,147	3.6
			6,391,455	8.0
		Netherlands: 2.8%
87,900	@	ArcelorMittal	690,749	0.9
59,941		Royal Dutch Shell PLC	1,562,953	1.9
			2,253,702	2.8
		Singapore: 1.2%
253,600		Other Securities	976,774	1.2
		Spain: 2.1%
89,337		Telefonica S.A.	988,064	1.3
17,900		Other Securities	663,206	0.8
			1,651,270	2.1
		Sweden: 1.7%
144,431		Other Securities	1,332,010	1.7
		Switzerland: 5.0%
12,717		Novartis AG	979,019	1.2
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Switzerland (continued)
3,777		Roche Holding AG	$988,307	1.2
1,600	@	Syngenta AG	741,822	0.9
2,469		Zurich Insurance Group AG	683,267	0.9
40,875		Other Securities	623,383	0.8
			4,015,798	5.0
		Taiwan: 0.8%
20,399		Other Securities	674,595	0.8
		United Kingdom: 8.4%
118,272		HSBC Holdings PLC	975,311	1.2
196,031		J Sainsbury PLC	698,942	0.9
217,100		Kingfisher PLC	960,440	1.2
24,601		Rio Tinto PLC	970,517	1.2
498,867		Vodafone Group PLC	1,284,906	1.6
266,680		Other Securities	1,794,529	2.3
			6,684,645	8.4
		United States: 43.5%
22,300		Abbott Laboratories	973,172	1.2
14,623		AbbVie, Inc.	964,241	1.2
5,329		Amgen, Inc.	870,332	1.1
11,028		Apple, Inc.	1,584,172	2.0
12,565		Bristol-Myers Squibb Co.	704,268	0.9
6,816		Caterpillar, Inc.	697,004	0.9
38,669		Cisco Systems, Inc.	1,317,453	1.6
27,025		Citigroup, Inc.	1,597,718	2.0
10,839		Eli Lilly & Co.	889,448	1.1
11,942		Exxon Mobil Corp.	975,064	1.2
39,300		Gap, Inc.	1,029,660	1.3
43,030		General Electric Co.	1,247,440	1.6
14,100		Gilead Sciences, Inc.	966,555	1.2
6,000		International Business Machines Corp.	961,740	1.2
30,540		Macy’s, Inc.	892,379	1.1
44,400		Mattel, Inc.	995,448	1.2
7,158		McDonald’s Corp.	1,001,619	1.3
23,328		Metlife, Inc.	1,208,624	1.5
19,143		Microsoft Corp.	1,310,530	1.6
37,756		Pfizer, Inc.	1,280,683	1.6
8,032		PNC Financial Services Group, Inc.	961,832	1.2
10,954		Procter & Gamble Co.	956,613	1.2
12,700		Wal-Mart Stores, Inc.	954,786	1.2
229,980		Other Securities(a)	10,425,318	13.1
			34,766,099	43.5
		Total Common Stock (Cost $70,890,872)	$75,000,127	93.8

See Accompanying Notes to Financial Statements
45

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Dividend Fund	as of APRIL 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.6%
	Securities Lending Collateralcc: 0.9%
691,442	Cantor Fitzgerald, Repurchase Agreement dated 04/28/17, 0.84%, due 05/01/17 (Repurchase Amount $691,490, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $705,271, due 04/30/17-03/ 20/67) (Cost $691,442)	$691,442	0.9
Shares		Value	Percentage of Net Assets
	Mutual Funds: 5.7%
4,543,648	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.650%†† (Cost $4,543,648)	4,543,648	5.7
	Total Short-Term Investments (Cost $5,235,090)	5,235,090	6.6
	Total Investments in Securities (Cost $76,125,962)	$80,235,217	100.4
	Liabilities in Excess of Other Assets	(354,708)	(0.4)
	Net Assets	$79,880,509	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2017. The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of April 30, 2017.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $77,596,711.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$8,237,946
Gross Unrealized Depreciation	(5,599,440)
Net Unrealized Appreciation	$2,638,506

Sector Diversification	Percentage of Net Assets
Financials	19.3%
Health Care	12.7
Information Technology	11.4
Consumer Discretionary	10.8
Industrials	9.8
Energy	8.3
Consumer Staples	6.9
Telecommunication Services	6.2
Materials	4.5
Utilities	3.9
Short-Term Investments	6.6
Liabilities in Excess of Other Assets	(0.4)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2017
Asset Table
Investments, at fair value
Common Stock
Belgium	$—	$319,378	$—	$319,378
Canada	2,625,314	—	—	2,625,314
France	—	9,468,929	—	9,468,929
Germany	—	1,009,103	—	1,009,103
Italy	—	2,831,055	—	2,831,055
Japan	—	6,391,455	—	6,391,455
Netherlands	—	2,253,702	—	2,253,702
Singapore	—	976,774	—	976,774
Spain	—	1,651,270	—	1,651,270
See Accompanying Notes to Financial Statements
46

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Dividend Fund	as of APRIL 30, 2017 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2017
Sweden	—	1,332,010	—	1,332,010
Switzerland	—	4,015,798	—	4,015,798
Taiwan	674,595	—	—	674,595
United Kingdom	—	6,684,645	—	6,684,645
United States	34,766,099	—	—	34,766,099
Total Common Stock	38,066,008	36,934,119	—	75,000,127
Short-Term Investments	4,543,648	691,442	—	5,235,090
Total Investments, at fair value	$42,609,656	$37,625,561	$—	$80,235,217

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements
47

Voya Global High Dividend Low	SUMMARY PORTFOLIO OF INVESTMENTS
Volatility Fund	as of APRIL 30, 2017 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.5%
		Australia: 0.7%
25,367		Other Securities(a)	$60,432	0.7
		Canada: 3.8%
9,920		Other Securities	333,276	3.8
		China: 0.5%
11,500		Other Securities	47,260	0.5
		Denmark: 1.1%
1,615		Novo Nordisk A/S	62,883	0.7
1,775		Other Securities	34,057	0.4
			96,940	1.1
		Finland: 1.6%
960		Orion Oyj	55,017	0.6
2,104		Other Securities	88,200	1.0
			143,217	1.6
		France: 2.5%
1,103		Societe Generale	60,481	0.7
4,660		Other Securities	161,660	1.8
			222,141	2.5
		Germany: 4.3%
622		Bayer AG	76,962	0.9
648	#	Covestro AG	50,500	0.6
6,675		Other Securities	248,840	2.8
			376,302	4.3
		Hong Kong: 1.8%
53,500	#	HK Electric Investments & HK Electric Investments Ltd.	47,303	0.6
35,500		Other Securities	106,836	1.2
			154,139	1.8
		Ireland: 0.8%
881		Medtronic PLC	73,202	0.8
		Israel: 0.5%
23,288		Other Securities	39,127	0.5
		Japan: 9.1%
1,200		Mixi, Inc.	66,569	0.8
800		Oracle Corp. Japan	46,091	0.5
52,300		Other Securities	681,695	7.8
			794,355	9.1
		Netherlands: 2.6%
3,034		Royal Dutch Shell PLC - Class A	78,789	0.9
2,606		Other Securities	145,492	1.7
			224,281	2.6
		Portugal: 0.5%
2,177		Other Securities	39,950	0.5
		Singapore: 2.0%
51,500		Other Securities	177,581	2.0
		Spain: 1.2%
7,346		Other Securities	100,576	1.2
		Sweden: 0.8%
3,772		Other Securities	68,316	0.8
		Switzerland: 3.0%
315		Roche Holding AG	82,424	0.9
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Switzerland (continued)
1,632	Other Securities	$181,454	2.1
		263,878	3.0
	United Kingdom: 5.2%
5,517	3i Group PLC	56,699	0.6
10,355	BP PLC	59,278	0.7
3,372	GlaxoSmithKline PLC	67,871	0.8
1,146	Imperial Brands PLC	56,124	0.6
1,909	Persimmon PLC	57,601	0.7
30,994	Other Securities	160,080	1.8
		457,653	5.2
	United States: 56.5%
1,019	AbbVie, Inc.	67,193	0.8
748	Aflac, Inc.	56,010	0.6
1,084	Altria Group, Inc.	77,809	0.9
736	American Express Co.	58,328	0.7
1,166	Apple, Inc.	167,496	1.9
2,495	AT&T, Inc.	98,877	1.1
523	Automatic Data Processing, Inc.	54,648	0.6
801	Chevron Corp.	85,467	1.0
2,552	Cisco Systems, Inc.	86,947	1.0
853	CVS Health Corp.	70,321	0.8
1,569	Exxon Mobil Corp.	128,109	1.5
599	Home Depot, Inc.	93,504	1.1
524	Honeywell International, Inc.	68,717	0.8
3,070	HP, Inc.	57,777	0.7
464	International Business Machines Corp.	74,375	0.8
2,285	Intel Corp.	82,603	0.9
1,015	Johnson & Johnson	125,322	1.4
431	Kimberly-Clark Corp.	55,922	0.6
236	Lockheed Martin Corp.	63,590	0.7
756	Lowe’s Cos, Inc.	64,169	0.7
538	McDonald’s Corp.	75,282	0.9
1,307	Merck & Co., Inc.	81,465	0.9
233	Northrop Grumman Corp.	57,309	0.7
1,764	Oracle Corp.	79,309	0.9
736	PepsiCo, Inc.	83,374	1.0
2,724	Pfizer, Inc.	92,398	1.1
819	Philip Morris International, Inc.	90,778	1.0
651	Procter & Gamble Co.	56,852	0.6
371	Raytheon Co.	57,583	0.7
451	Travelers Cos., Inc.	54,869	0.6
483	UnitedHealth Group, Inc.	84,467	1.0
1,269	US Bancorp	65,074	0.7
1,768	Verizon Communications, Inc.	81,169	0.9
683	Walgreens Boots Alliance, Inc.	59,107	0.7

See Accompanying Notes to Financial Statements
48

Voya Global High Dividend Low	SUMMARY PORTFOLIO OF INVESTMENTS
Volatility Fund	as of APRIL 30, 2017 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
987	Wal-Mart Stores, Inc.	$74,203	0.8
1,884	Wells Fargo & Co.	101,435	1.2
612	Wyndham Worldwide Corp.	58,330	0.7
40,959	Other Securities(a)	2,060,634	23.5
		4,950,822	56.5
	Total Common Stock (Cost $8,038,942)	8,623,448	98.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.6%
	Securities Lending Collateralcc: 0.8%
74,831	Citibank N.A., Repurchase Agreement dated 04/28/17, 0.80%, due 05/01/17 (Repurchase Amount $74,836, collateralized by various U.S. Government Securities, 0.000%-8.875%, Market Value plus accrued interest $76,328, due 04/30/17-09/09/49) (Cost $74,831)	74,831	0.8
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.8%
69,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.650%†† (Cost $69,000)	69,000	0.8
	Total Short-Term Investments (Cost $143,831)	143,831	1.6
	Total Investments in Securities (Cost $8,182,773)	$8,767,279	100.1
	Liabilities in Excess of Other Assets	(8,037)	(0.1)
	Net Assets	$8,759,242	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2017. The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of April 30, 2017.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

cc
Represents securities purchased with cash collateral received for securities on loan.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is the same as for financial statement purposes.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$690,881
Gross Unrealized Depreciation	(106,375)
Net Unrealized Appreciation	$584,506

Sector Diversification	Percentage of Net Assets
Financials	16.4%
Information Technology	14.2
Health Care	11.8
Consumer Discretionary	11.6
Industrials	11.1
Consumer Staples	10.5
Energy	6.3
Materials	4.4
Utilities	4.2
Real Estate	4.1
Telecommunication Services	3.9
Short-Term Investments	1.6
Liabilities in Excess of Other Assets	(0.1)
Net Assets	100.0%

See Accompanying Notes to Financial Statements
49

Voya Global High Dividend Low	SUMMARY PORTFOLIO OF INVESTMENTS
Volatility Fund	as of APRIL 30, 2017 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2017
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$60,432	$—	$60,432
Canada	333,276	—	—	333,276
China	—	47,260	—	47,260
Denmark	—	96,940	—	96,940
Finland	—	143,217	—	143,217
France	—	222,141	—	222,141
Germany	—	376,302	—	376,302
Hong Kong	41,509	112,630	—	154,139
Ireland	73,202	—	—	73,202
Israel	—	39,127	—	39,127
Japan	—	794,355	—	794,355
Netherlands	45,855	178,426	—	224,281
Portugal	—	39,950	—	39,950
Singapore	—	177,581	—	177,581
Spain	—	100,576	—	100,576
Sweden	—	68,316	—	68,316
Switzerland	—	263,878	—	263,878
United Kingdom	—	457,653	—	457,653
United States	4,950,822	—	—	4,950,822
Total Common Stock	5,444,664	3,178,784	—	8,623,448
Short-Term Investments	69,000	74,831	—	143,831
Total Investments, at fair value	$5,513,664	$3,253,615	$—	$8,767,279

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements
50

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
Emerging Markets Equity Fund	as of APRIL 30, 2017 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 88.1%
		Argentina: 1.1%
205,714		Other Securities	$3,217,007	1.1
		Brazil: 7.1%
321,938	@	B2W Cia Digital	1,357,108	0.5
283,491		Itau Unibanco Holding SA ADR	3,486,939	1.2
40,300		Tim Participacoes SA ADR	649,233	0.2
270,759		Tim Participacoes SA	876,925	0.3
1,605,288		Other Securities	14,608,571	4.9
			20,978,776	7.1
		Canada: 0.3%
49,300		Other Securities	832,184	0.3
		Chile: 0.3%
24,400		Other Securities	741,258	0.3
		China: 23.8%
77,313	@	Alibaba Group Holding Ltd. ADR	8,929,652	3.0
12,000	@	Baidu, Inc. ADR	2,162,760	0.7
3,244,000		Bank of China Ltd.	1,569,165	0.5
2,139,000		Beijing Enterprises Water Group Ltd.	1,636,967	0.5
2,763,000		China Construction Bank	2,242,627	0.8
21,000	@	China Lodging Group Ltd. ADR	1,490,580	0.5
938,000		China Medical System Holdings Ltd.	1,618,989	0.5
25,300	@	Ctrip.com International Ltd. ADR	1,277,903	0.4
3,433,000		Industrial & Commercial Bank of China	2,237,856	0.8
85,700	@	JD.com, Inc. ADR	3,005,499	1.0
5,368		NetEase, Inc. ADR	1,424,614	0.5
384,000		Ping An Insurance Group Co. of China Ltd.	2,158,945	0.7
48,500	@	Sina Corp.	3,725,285	1.3
313,200		Sinopharm Group Co.	1,403,839	0.5
55,100	@	Sohu.com, Inc.	2,137,880	0.7
13,800	@	TAL Education Group ADR	1,643,718	0.6
357,000		Tencent Holdings Ltd.	11,186,002	3.8
14,457,659		Other Securities	20,640,515	7.0
			70,492,796	23.8
		Egypt: 0.2%
147,090		Other Securities	602,213	0.2
		Georgia: 0.5%
34,572		BGEO Group PLC	1,608,965	0.5
		Hong Kong: 1.8%
882,000	#	WH Group Ltd.	786,880	0.3
2,389,900		Other Securities	4,518,495	1.5
			5,305,375	1.8
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Hungary: 0.4%
29,621		Other Securities	$1,145,228	0.4
		India: 7.9%
85,000		Cholamandalam Investment and Finance Co. Ltd.	1,469,222	0.5
57,265		Housing Development Finance Corp.	1,367,201	0.5
27,356		Reliance Industries Ltd. GDR	1,184,598	0.4
220,745		Reliance Industries Ltd.	4,783,914	1.6
82,797	#	Syngene International Ltd.	664,717	0.2
123,646		Yes Bank Ltd.	3,134,210	1.0
2,310,287		Other Securities	10,935,090	3.7
			23,538,952	7.9
		Indonesia: 1.5%
2,750,600		Bank Rakyat Indonesia	2,656,807	0.9
3,409,800		Other Securities	1,832,002	0.6
			4,488,809	1.5
		Kenya: 0.4%
6,895,000		Safaricom Ltd.	1,286,131	0.4
		Malaysia: 0.2%
1,391,487		Other Securities	724,002	0.2
		Mexico: 4.2%
35,767		Coca-Cola Femsa SA de CV ADR	2,600,619	0.9
17,950		Fomento Economico Mexicano SAB de CV ADR	1,616,218	0.5
2,362,023		Other Securities	8,155,755	2.8
			12,372,592	4.2
		Netherlands: 0.1%
92,424		Other Securities	381,711	0.1
		Panama: 0.3%
8,370		Other Securities	974,435	0.3
		Peru: 0.5%
53,380		Other Securities	1,615,646	0.5
		Philippines: 0.7%
1,920,080		Other Securities	1,921,946	0.7
		Poland: 0.7%
46,826		Polski Koncern Naftowy Orlen	1,399,423	0.5
19,365		Other Securities	695,439	0.2
			2,094,862	0.7
		Russia: 6.0%
439,666		Gazprom PJSC - SPON ADR	2,084,017	0.7
55,721		Lukoil PJSC ADR	2,760,975	0.9
312,870		Rosneft Oil Co. PJSC GDR	1,731,047	0.6
363,114		Sberbank PAO ADR	4,317,425	1.5
36,231	@	X5 Retail Group N.V. GDR	1,277,143	0.4
61,200	@	Yandex NV	1,668,312	0.6

See Accompanying Notes to Financial Statements
51

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
Emerging Markets Equity Fund	as of APRIL 30, 2017 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Russia (continued)
18,632,990		Other Securities	$4,013,561	1.3
			17,852,480	6.0
		South Africa: 2.7%
18,152		Naspers Ltd.	3,451,630	1.2
1,438,398		Other Securities	4,562,597	1.5
			8,014,227	2.7
		South Korea: 11.4%
36,160		SK Hynix, Inc.	1,713,022	0.6
10,650		Hyundai Engineering & Construction Co. Ltd.	453,649	0.2
12,518		Hyundai Marine & Fire Insurance Co., Ltd.	403,142	0.1
1,913		Hyundai Mobis Co. Ltd.	373,075	0.1
3,505		Hyundai Motor Co.	443,302	0.1
625		LG Household & Health Care Ltd.	475,284	0.2
110,140		LG Uplus Corp.	1,399,489	0.5
556		Lotte Chilsung Beverage Co., Ltd.	820,046	0.3
4,848		Lotte Confectionery Co. Ltd.	872,572	0.3
874	#,@	Netmarble Games Corp.	120,589	0.0
2,512		Samsung Electronics Co., Ltd.	4,924,598	1.7
5,964		Samsung Electronics Co., Ltd. GDR	5,852,147	2.0
6,680		Samsung Life Insurance Co. Ltd.	642,212	0.2
30,901		Shinhan Financial Group Co., Ltd.	1,290,161	0.4
103,600		SK Telecom Co., Ltd. ADR	2,443,924	0.8
173,111		Other Securities	11,621,984	3.9
			33,849,196	11.4
		Spain: 0.5%
74,998		CIE Automotive SA	1,612,200	0.5
		Switzerland: 0.3%
35,500	#,@	Wizz Air Holdings PLC	812,146	0.3
		Taiwan: 8.5%
18,000		Largan Precision Co. Ltd.	2,989,253	1.0
187,000		MediaTek, Inc.	1,344,178	0.5
128,986		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,265,567	1.4
789,000		Taiwan Semiconductor Manufacturing Co., Ltd.	5,082,655	1.7
5,232,708		Other Securities	11,621,065	3.9
			25,302,718	8.5
		Thailand: 2.5%
1,181,500		CP ALL PCL	2,084,328	0.7
4,715,320		Other Securities	5,328,261	1.8
			7,412,589	2.5
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Turkey: 2.8%
789,728	Akbank TAS	$2,113,755	0.7
5,072,308	Other Securities	6,219,637	2.1
		8,333,392	2.8
	United Arab Emirates: 0.4%
451,301	Other Securities	1,072,885	0.4
	United States: 0.9%
338,900	Other Securities	2,655,477	0.9
	Vietnam: 0.1%
212,895	Other Securities	275,070	0.1
	Total Common Stock (Cost $222,930,296)	261,515,268	88.1
PREFERRED STOCK: 2.9%
	Brazil: 0.7%
62,490	Itau Unibanco Holding S.A.	772,548	0.3
428,758	Other Securities	1,195,231	0.4
		1,967,779	0.7
	Colombia: 0.3%
98,700	Other Securities	1,040,007	0.3
	Russia: 0.2%
1,026,336	Other Securities	549,957	0.2
	South Korea: 1.7%
3,271	Samsung Electronics Co., Ltd. - Pref	5,037,095	1.7
	Total Preferred Stock (Cost $6,683,006)	8,594,838	2.9
	Total Long-Term Investments (Cost $229,613,302)	270,110,106	91.0
SHORT-TERM INVESTMENTS: 1.0%
	Mutual Funds: 1.0%
2,832,701	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.650%†† (Cost $2,832,701)	2,832,701	1.0
	Total Short-Term Investments (Cost $2,832,701)	2,832,701	1.0
	Total Investments in Securities (Cost $232,446,003)	$272,942,807	92.0
	Assets in Excess of Other Liabilities	23,687,694	8.0
	Net Assets	$296,630,501	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

See Accompanying Notes to Financial Statements
52

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
Emerging Markets Equity Fund	as of APRIL 30, 2017 (Unaudited) (continued)

††
Rate shown is the 7-day yield as of April 30, 2017.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@
Non-income producing security.

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

Cost for federal income tax purposes is $234,121,075.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$50,789,975
Gross Unrealized Depreciation	(11,968,243)
Net Unrealized Appreciation	$38,821,732

Sector Diversification	Percentage of Net Assets
Information Technology	25.7%
Financials	20.6
Consumer Discretionary	11.6
Energy	7.9
Consumer Staples	6.9
Materials	4.2
Telecommunication Services	3.9
Health Care	3.7
Industrials	2.7
Real Estate	2.2
Utilities	1.6
Short-Term Investments	1.0
Assets in Excess of Other Liabilities	8.0
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2017 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2017
Asset Table
Investments, at fair value
Common Stock
Argentina	$3,217,007	$—	$—	$3,217,007
Brazil	20,978,776	—	—	20,978,776
Canada	832,184	—	—	832,184
Chile	741,258	—	—	741,258
China	27,550,274	42,942,522	—	70,492,796
Egypt	602,213	—	—	602,213
Georgia	—	1,608,965	—	1,608,965
Hong Kong	—	5,305,375	—	5,305,375
Hungary	—	1,145,228	—	1,145,228
India	2,652,481	20,886,471	—	23,538,952
Indonesia	458,406	4,030,403	—	4,488,809
Kenya	1,286,131	—	—	1,286,131
Malaysia	—	724,002	—	724,002
Mexico	12,372,592	—	—	12,372,592
Netherlands	381,711	—	—	381,711
Panama	974,435	—	—	974,435
Peru	1,615,646	—	—	1,615,646
Philippines	—	1,921,946	—	1,921,946
Poland	143,767	1,951,095	—	2,094,862
Russia	14,133,306	3,719,174	—	17,852,480
South Africa	1,953,940	6,060,287	—	8,014,227
South Korea	3,226,384	30,502,223	120,589	33,849,196
Spain	—	1,612,200	—	1,612,200
Switzerland	—	812,146	—	812,146
Taiwan	5,941,758	19,360,960	—	25,302,718
Thailand	—	7,412,589	—	7,412,589
Turkey	779,415	7,553,977	—	8,333,392
United Arab Emirates	—	1,072,885	—	1,072,885
See Accompanying Notes to Financial Statements
53

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
Emerging Markets Equity Fund	as of APRIL 30, 2017 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2017
United States	1,450,386	1,205,091	—	2,655,477
Vietnam	—	275,070	—	275,070
Total Common Stock	101,292,070	160,102,609	120,589	261,515,268
Preferred Stock	3,007,786	5,587,052	—	8,594,838
Short-Term Investments	2,832,701	—	—	2,832,701
Total Investments, at fair value	$107,132,557	$165,689,661	$120,589	$272,942,807
Other Financial Instruments+
Forward Foreign Currency Contracts	—	947	—	947
Total Assets	$107,132,557	$165,690,608	$120,589	$272,943,754
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(195)	$—	$(195)
Total Liabilities	$—	$(195)	$—	$(195)

(1)
For the period ended April 30, 2017, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At April 30, 2017, securities valued at $4,459,082 and $1,651,932 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At April 30, 2017, the following forward foreign currency contracts were outstanding for Voya Multi-Manager Emerging Markets Equity Fund:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
The Bank of New York Mellon	Indonesian Rupiah	32,179,120	Buy	05/02/17	$2,417	$2,414	$(3)
The Bank of New York Mellon	Indonesian Rupiah	1,101,503,506	Buy	05/02/17	82,746	82,640	(106)
The Bank of New York Mellon	Indonesian Rupiah	730,751,514	Buy	05/03/17	54,887	54,818	(69)
The Bank of New York Mellon	Turkish Lira	814	Buy	05/02/17	228	229	1
The Bank of New York Mellon	Turkish Lira	415	Buy	05/03/17	117	117	—
The Bank of New York Mellon	South African Rand	21,231	Buy	05/04/17	1,591	1,588	(3)
The Bank of New York Mellon	South African Rand	5,740	Buy	05/02/17	438	430	(8)
The Bank of New York Mellon	South African Rand	2,676	Buy	05/03/17	201	200	(1)
							$(189)
The Bank of New York Mellon	Thai Baht	21,566,848	Sell	05/02/17	$624,446	$623,500	$946
The Bank of New York Mellon	HongKongSarDollar	32,240	Sell	05/04/17	4,140	4,145	(5)
							$941

See Accompanying Notes to Financial Statements
54

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
Emerging Markets Equity Fund	as of APRIL 30, 2017 (Unaudited) (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Equity contracts	$—	$68,158	$68,158
Foreign exchange contracts	11,807	—	11,807
Total	$11,807	$68,158	$79,965
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$752
Total	$752

*
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$947
Total Asset Derivatives		$947
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$195
Total Liability Derivatives		$195

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at April 30, 2017:
The Bank of New York Mellon
Assets:
Forward foreign currency contracts	$947
Total Assets	$947
Liabilities:
Forward foreign currency contracts	$195
Total Liabilities	$195
Net OTC derivative instruments by counterparty, at fair value	$752
Total collateral pledged by the Fund/(Received from counterparty)	$—
Net Exposure(1)	$752

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements
55

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of APRIL 30, 2017 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.3%
		Argentina: 0.2%
36,770		Other Securities	$949,769	0.2
		Australia: 1.9%
778,122		Other Securities(a)	9,668,621	1.9
		Austria: 0.5%
50,448		Other Securities	2,787,615	0.5
		Belgium: 1.9%
50,689		Anheuser-Busch InBev SA/NV	5,716,222	1.1
37,624		Other Securities	3,952,352	0.8
			9,668,574	1.9
		Brazil: 0.4%
223,262		Other Securities	2,078,079	0.4
		Canada: 4.4%
72,154		Canadian National Railway Co. - CNR	5,215,512	1.0
117,190		Magna International, Inc.	4,895,186	1.0
477,989		Other Securities	12,557,632	2.4
			22,668,330	4.4
		China: 2.7%
39,328	@	Alibaba Group Holding Ltd. ADR	4,542,384	0.9
2,155,812		Other Securities	9,260,786	1.8
			13,803,170	2.7
		Denmark: 1.7%
34,837		Carlsberg A/S	3,476,126	0.7
92,128		Other Securities	5,454,201	1.0
			8,930,327	1.7
		Finland: 1.2%
87,989		Kone OYJ	4,027,471	0.8
87,645		Other Securities	2,418,489	0.4
			6,445,960	1.2
		France: 9.3%
110,280		AXA S.A.	2,942,290	0.6
47,738		BNP Paribas	3,369,217	0.6
59,101		Cap Gemini SA	5,917,315	1.1
12,327		Christian Dior SE	3,380,863	0.7
43,366		Cie Generale des Etablissements Michelin	5,672,326	1.1
34,034	@	Imerys SA	2,927,985	0.6
59,259		Valeo SA	4,264,287	0.8
77,759		Vinci S.A.	6,628,072	1.3
177,084		Other Securities(a)	13,188,271	2.5
			48,290,626	9.3
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Germany: 8.2%
24,312		Hannover Rueck SE	$2,916,572	0.6
37,677		SAP SE	3,773,959	0.7
43,461		Symrise AG	3,042,638	0.6
714,777		Other Securities	32,768,600	6.3
			42,501,769	8.2
		Greece: 0.0%
98,135		Other Securities	209,059	0.0
		Hong Kong: 0.9%
993,000		Other Securities	4,504,251	0.9
		India: 1.6%
1,029,889		Other Securities	8,219,486	1.6
		Ireland: 1.1%
1,007,380		Other Securities	5,978,930	1.1
		Israel: 0.5%
89,510		Other Securities	2,826,726	0.5
		Italy: 1.5%
307,674	@	UniCredit SpA	5,009,703	0.9
923,132		Other Securities	2,954,580	0.6
			7,964,283	1.5
		Japan: 14.4%
127,000		Asahi Group Holdings, Ltd.	4,798,532	0.9
167,000		Daiwa House Industry Co., Ltd.	4,964,738	1.0
84,600		Don Quijote Holdings Co. Ltd.	3,082,310	0.6
170,900		KDDI Corp.	4,531,255	0.9
88,900		Seven & I Holdings Co., Ltd.	3,754,601	0.7
107,300		Sony Corp.	3,681,929	0.7
133,000		Sumitomo Mitsui Financial Group, Inc.	4,938,375	1.0
1,894,300		Other Securities	44,743,126	8.6
			74,494,866	14.4
		Luxembourg: 0.3%
51,271		Other Securities	1,809,315	0.3
		Mexico: 0.7%
684,235		Other Securities	3,702,836	0.7
		Netherlands: 3.7%
49,566		Airbus SE	4,009,529	0.8
139,840		Koninklijke Ahold Delhaize NV	2,896,826	0.6
138,694		Royal Dutch Shell PLC - Class A	3,601,676	0.7
57,395		Unilever NV	3,006,668	0.6

See Accompanying Notes to Financial Statements
56

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of APRIL 30, 2017 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Netherlands: (continued)
67,606		Wolters Kluwer NV	$2,868,808	0.5
414,440		Other Securities	2,709,648	0.5
			19,093,155	3.7
		Norway: 2.0%
697,330		Other Securities	10,453,636	2.0
		Philippines: 0.0%
403,500		Other Securities	119,529	0.0
		Portugal: 0.3%
79,323		Other Securities	1,455,656	0.3
		Russia: 0.2%
69,692		Other Securities	828,638	0.2
		Singapore: 1.2%
299,693		United Overseas Bank Ltd.	4,666,137	0.9
99,800		Other Securities	1,378,278	0.3
			6,044,415	1.2
		South Africa: 1.3%
424,889		Other Securities	6,573,525	1.3
		South Korea: 2.4%
1,016	#,@	Netmarble Games Corp.	140,181	0.0
3,244		Samsung Electronics Co., Ltd.	6,359,632	1.2
5,423		Samsung Fire & Marine Insurance Co. Ltd.	1,276,747	0.3
100,660		Other Securities	4,594,057	0.9
			12,370,617	2.4
		Spain: 1.9%
1,093,478		Other Securities	9,643,276	1.9
		Sweden: 3.7%
142,310		Assa Abloy AB	3,080,282	0.6
368,762		Svenska Handelsbanken AB	5,231,972	1.0
485,048		Other Securities	10,712,174	2.1
			19,024,428	3.7
		Switzerland: 6.7%
76,372		Julius Baer Group Ltd.	3,982,548	0.8
141,256		Novartis AG	10,874,603	2.1
50,120		Wolseley PLC	3,185,490	0.6
886,466		Other Securities	16,894,252	3.2
			34,936,893	6.7
		Taiwan: 1.7%
597,000		Taiwan Semiconductor Manufacturing Co., Ltd.	3,845,811	0.7
154,383		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	5,105,446	1.0
			8,951,257	1.7
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Thailand: 1.1%
1,339,700		Thai Oil PCL	$3,018,763	0.6
588,800		Other Securities	2,650,723	0.5
			5,669,486	1.1
		Turkey: 0.3%
557,565		Other Securities	1,505,121	0.3
		United Kingdom: 15.8%
378,430#		Auto Trader Group PLC	1,965,517	0.4
421,149		Barratt Developments PLC	3,160,143	0.6
81,747	@	Bellway PLC	3,012,833	0.6
76,028		BHP Billiton PLC ADR	2,336,341	0.4
196,742		BHP Billiton PLC	2,999,379	0.6
112,784		British American Tobacco PLC	7,620,082	1.5
792,268		BT Group PLC	3,125,465	0.6
136,479	#,@	ConvaTec Group PLC	542,855	0.1
107,352		Persimmon PLC	3,239,152	0.6
222,429		Prudential PLC	4,936,568	1.0
142,439		Relx PLC	2,887,918	0.6
69,309		Shire PLC	4,086,382	0.8
1,220,828		Taylor Wimpey PLC	3,162,305	0.6
84,768		Unilever PLC	4,361,181	0.8
3,040,183		Other Securities	34,455,055	6.6
			81,891,176	15.8
		United States: 1.6%
24,688		Aon PLC	2,958,610	0.6
63,932		Other Securities	5,209,513	1.0
			8,168,123	1.6
		Total Common Stock (Cost $462,711,033)	504,231,523	97.3
PREFERRED STOCK: 0.0%
		United States: 0.0%
2,046		Other Securities	104,207	0.0
		Total Preferred Stock (Cost $56,114)	104,207	0.0
		Total Long-Term Investments (Cost $462,767,147)	504,335,730	97.3

See Accompanying Notes to Financial Statements
57

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of APRIL 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.4%
	Securities Lending Collateralcc: 0.0%
201,347	Cantor Fitzgerald, Repurchase Agreement dated 04/28/17, 0.84%, due 05/01/17 (Repurchase Amount $201,361, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%- 10.000%, Market Value plus accrued interest $205,374, due 04/30/17-03/20/67) (Cost $201,347)	$201,347	0.0
Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.4%
17,487,782	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.650%†† (Cost $17,487,782)	17,487,782	3.4
	Total Short-Term Investments (Cost $17,689,129)	17,689,129	3.4
	Total Investments in Securities (Cost $480,456,276)	$522,024,859	100.7
	Liabilities in Excess of Other Assets	(3,847,238)	(0.7)
	Net Assets	$518,177,621	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of April 30, 2017.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@
Non-income producing security.

ADR
American Depositary Receipt

cc
Represents securities purchased with cash collateral received for securities on loan.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $482,592,149.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$54,256,112
Gross Unrealized Depreciation	(14,823,402)
Net Unrealized Appreciation	$39,432,710

Sector Diversification	Percentage of Net Assets
Financials	21.0%
Consumer Discretionary	15.9
Industrials	14.0
Consumer Staples	11.1
Information Technology	8.8
Materials	8.1
Health Care	6.3
Energy	4.5
Telecommunication Services	4.1
Real Estate	2.3
Utilities	1.2
Short-Term Investments	3.4
Liabilities in Excess of Other Assets	(0.7)
Net Assets	100.0%

See Accompanying Notes to Financial Statements
58

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of APRIL 30, 2017 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2017 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2017
Asset Table
Investments, at fair value
Common Stock
Argentina	$949,769	$—	$—	$949,769
Australia	—	9,668,621	—	9,668,621
Austria	—	2,787,615	—	2,787,615
Belgium	—	9,668,574	—	9,668,574
Brazil	2,078,079	—	—	2,078,079
Canada	22,668,330	—	—	22,668,330
China	8,933,480	4,869,690	—	13,803,170
Denmark	—	8,930,327	—	8,930,327
Finland	—	6,445,960	—	6,445,960
France	805,766	47,484,860	—	48,290,626
Germany	—	42,501,769	—	42,501,769
Greece	—	209,059	—	209,059
Hong Kong	—	4,504,251	—	4,504,251
India	3,862,282	4,357,204	—	8,219,486
Ireland	1,725,342	4,253,588	—	5,978,930
Israel	2,826,726	—	—	2,826,726
Italy	—	7,964,283	—	7,964,283
Japan	—	74,494,866	—	74,494,866
Luxembourg	—	1,809,315	—	1,809,315
Mexico	3,702,836	—	—	3,702,836
Netherlands	1,612,834	17,480,321	—	19,093,155
Norway	1,973,990	8,479,646	—	10,453,636
Philippines	—	119,529	—	119,529
Portugal	—	1,455,656	—	1,455,656
Russia	828,638	—	—	828,638
Singapore	—	6,044,415	—	6,044,415
South Africa	—	6,573,525	—	6,573,525
South Korea	—	11,714,425	656,192	12,370,617
Spain	—	9,643,276	—	9,643,276
Sweden	2,802,359	16,222,069	—	19,024,428
Switzerland	—	34,936,893	—	34,936,893
Taiwan	5,105,446	3,845,811	—	8,951,257
Thailand	—	5,669,486	—	5,669,486
Turkey	—	1,505,121	—	1,505,121
United Kingdom	5,260,186	76,630,990	—	81,891,176
United States	8,168,123	—	—	8,168,123
Total Common Stock	73,304,186	430,271,145	656,192	504,231,523
Preferred Stock	—	—	104,207	104,207
Short-Term Investments	17,487,782	201,347	—	17,689,129
Total Investments, at fair value	$90,791,968	$430,472,492	$760,399	$522,024,859
Other Financial Instruments+
Forward Foreign Currency Contracts	—	43,864	—	43,864
Total Assets	$90,791,968	$430,516,356	$760,399	$522,068,723
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(152,364)	$—	$(152,364)
Total Liabilities	$—	$(152,364)	$—	$(152,364)

See Accompanying Notes to Financial Statements
59

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of APRIL 30, 2017 (Unaudited) (continued)

(1)
For the period ended April 30, 2017, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At April 30, 2017, securities valued at $26,412,710 were transferred from Level 2 to Level 1 within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At April 30, 2017, the following forward foreign currency contracts were outstanding for Voya Multi-Manager International Equity Fund:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
The Bank of New York Mellon	Hong Kong Sar Dollar	1,637,215	Buy	05/02/17	$210,439	$210,484	$45
The Bank of New York Mellon	Japanese Yen	290,681,686	Buy	05/02/17	2,614,985	2,607,596	(7,389)
The Bank of New York Mellon	South Korean Won	593,040,690	Buy	05/02/17	525,840	521,171	(4,669)
The Bank of New York Mellon	Hong Kong Sar Dollar	885,324	Buy	05/04/17	113,828	113,823	(5)
BNP Paribas	Japanese Yen	47,360,368	Buy	05/02/17	425,616	424,851	(765)
Citibank N.A.	EU Euro	10,078,000	Buy	07/14/17	10,976,585	11,019,855	43,270
Credit Suisse International	Canadian Dollar	484,953	Buy	05/01/17	356,109	355,264	(845)
							$29,642
The Bank of New York Mellon	Japanese Yen	3,116,743	Sell	05/02/17	$28,035	$27,959	$76
The Bank of New York Mellon	EU Euro	149,966	Sell	05/02/17	163,146	163,359	(213)
BNP Paribas	Swiss Franc	80,415	Sell	05/02/17	80,884	80,819	65
Credit Suisse International	EU Euro	66,383	Sell	05/02/17	72,196	72,311	(115)
HSBC Bank USA N.A.	Mexican Peso	1,267,781	Sell	05/02/17	66,099	67,345	(1,246)
HSBC Bank USA N.A.	Mexican Peso	791,242	Sell	05/03/17	41,513	42,023	(510)
HSBC Bank USA N.A.	EU Euro	10,078,000	Sell	07/14/17	10,884,149	11,019,855	(135,706)
JPMorgan Chase Bank N.A.	EU Euro	523,867	Sell	05/02/17	569,747	570,648	(901)
JPMorgan Chase Bank N.A.	EU Euro	541,555	Sell	05/03/17	589,992	589,948	44
State Street Bank and Trust Co.	Canadian Dollar	13,211	Sell	05/02/17	9,694	9,678	16
UBS AG	EU Euro	369,440	Sell	05/03/17	402,801	402,453	348
							$(138,142)

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Equity contracts	$—	$116,869	$116,869
Foreign exchange contracts	(596,948)	—	(596,948)
Total	$(596,948)	$116,869	$(480,079)

See Accompanying Notes to Financial Statements
60

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of APRIL 30, 2017 (Unaudited) (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Equity contracts	$—	$(51,258)	$(51,258)
Foreign exchange contracts	(72,267)	—	(72,267)
Total	$(72,267)	$(51,258)	$(123,525)

*
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$43,864
Total Asset Derivatives		$43,864
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$152,364
Total Liability Derivatives		$152,364

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at April 30, 2017:
	BNP Paribas	Citibank N.A.	Credit Suisse International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	The Bank of New York Mellon	UBS AG	Totals
Assets:
Forward foreign currency contracts	$65	$43,270	$—	$—	$44	$16	$121	$348	$43,864
Total Assets	$65	$43,270	$—	$—	$44	$16	$121	$348	$43,864
Liabilities:
Forward foreign currency contracts	$765	$—	$960	$137,462	$901	$—	$12,276	$—	$152,364
Total Liabilities	$765	$—	$960	$137,462	$901	$—	$12,276	$—	$152,364
Net OTC derivative instruments by counterparty, at fair value	$(700)	$43,270	$(960)	$(137,462)	$(857)	$16	$(12,155)	$348	$(108,500)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$(700)	$43,270	$(960)	$(137,462)	$(857)	$16	$(12,155)	$348	$(108,500)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements
61

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Factors Fund	as of APRIL 30, 2017 (unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 93.4%
		Australia: 6.6%
92,331		Aristocrat Leisure Ltd.	$1,356,867	0.4
85,284		Coca-Cola Amatil Ltd.	597,706	0.2
171,192		Dexus Property Group NPV	1,307,212	0.3
1,003,985		Mirvac Group	1,705,270	0.5
19,860		Rio Tinto Ltd.	899,096	0.2
2,928,915		Other Securities	19,281,040	5.0
			25,147,191	6.6
		Austria: 0.2%
39,828		Other Securities	931,315	0.2
		Belgium: 0.8%
54,147		Other Securities	2,913,366	0.8
		Brazil: 0.1%
58,500		Other Securities	518,008	0.1
		Canada: 6.9%
6,695		Canadian Imperial Bank of Commerce - XNYS	541,157	0.1
11,836		Canadian Imperial Bank of Commerce - XTSE	955,950	0.2
11,155		Canadian Tire Corp. Ltd.	1,361,432	0.4
4,985	#	Hydro One Ltd.	87,791	0.0
26,975		Royal Bank of Canada	1,847,078	0.5
801,158		Other Securities	21,732,679	5.7
			26,526,087	6.9
		China: 2.7%
8,421,652		Other Securities	10,396,706	2.7
		Denmark: 1.1%
2,277	#	DONG Energy A/S	89,661	0.0
145,026		Other Securities	4,025,330	1.1
			4,114,991	1.1
		Finland: 1.8%
71,196		UPM-Kymmene OYJ	1,875,781	0.5
174,220		Other Securities	4,953,137	1.3
			6,828,918	1.8
		France: 6.9%
44,987		AXA S.A.	1,200,261	0.3
21,199		BNP Paribas	1,496,167	0.4
18,572		Cie Generale des Etablissements Michelin	2,429,241	0.6
19,093		Sanofi	1,804,172	0.5
19,503		Valeo SA	1,403,439	0.4
458,992		Other Securities	18,059,899	4.7
			26,393,179	6.9
		Germany: 6.2%
6,426		Adidas AG	1,288,341	0.3
9,125		Allianz SE	1,737,198	0.5
20,188		BASF SE	1,966,697	0.5
12,277	#	Covestro AG	956,765	0.2
59,110		Deutsche Post AG	2,124,641	0.6
4,127	#	Innogy SE	151,725	0.0
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Germany (continued)
8,609		Siemens AG	$1,234,901	0.3
360,062		Other Securities	14,383,651	3.8
			23,843,919	6.2
		Hong Kong: 2.3%
222,000		Link REIT	1,595,731	0.4
94,500	#	WH Group Ltd.	84,308	0.0
2,132,866		Other Securities	7,070,833	1.9
			8,750,872	2.3
		Hungary: 0.1%
11,703		Other Securities	283,403	0.1
		India: 0.2%
264,273		Other Securities	940,121	0.2
		Indonesia: 0.2%
1,017,800		Other Securities	682,121	0.2
		Ireland: 0.3%
33,855		Other Securities	1,142,951	0.3
		Israel: 0.5%
148,564		Other Securities	1,992,370	0.5
		Italy: 1.2%
42,394	#,@	Enav SpA	173,532	0.0
309,204		Enel S.p.A.	1,470,015	0.4
91,972	#	Poste Italiane SpA	629,811	0.2
216,071		Other Securities	2,397,334	0.6
			4,670,692	1.2
		Japan: 18.2%
15,500		Coca-Cola Bottlers Japan, Inc.	462,170	0.1
42,000		Honda Motor Co., Ltd.	1,222,438	0.3
39,200		Mitsubishi Corp.	845,940	0.2
34,100		Mitsubishi Electric Corp.	475,914	0.1
21,000		Mitsubishi Heavy Industries Ltd.	84,144	0.0
110,200		Mitsubishi UFJ Financial Group, Inc.	698,293	0.2
65,400		Mitsubishi UFJ Lease & Finance Co., Ltd.	341,772	0.1
90,600		Sumitomo Corp.	1,210,718	0.3
24,300		Sumitomo Mitsui Financial Group, Inc.	902,274	0.3
12,200		Sumitomo Mitsui Trust Holdings, Inc.	417,920	0.1
34,500		Suzuki Motor Corp.	1,442,203	0.4
29,400		Toyota Motor Corp.	1,591,151	0.4
5,199,500		Other Securities	60,006,726	15.7
			69,701,663	18.2
		Luxembourg: 0.0%
4,058		Other Securities	128,990	0.0
		Macau: 0.1%
457,000		Other Securities	443,035	0.1
		Malaysia: 0.1%
494,400		Other Securities	381,333	0.1

See Accompanying Notes to Financial Statements
62

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Factors Fund	as of APRIL 30, 2017 (unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Mexico: 0.1%
3,219		Other Securities	$234,054	0.1
		Netherlands: 2.8%
90,972		Koninklijke Ahold Delhaize NV	1,884,511	0.5
4,433	#,@	Philips Lighting NV	149,985	0.0
41,024		Royal Dutch Shell PLC - Class A	1,065,332	0.3
34,265		Royal Dutch Shell PLC - Class B	911,690	0.2
25,729		Unilever NV	1,347,827	0.4
165,179		Other Securities	5,537,634	1.4
			10,896,979	2.8
		New Zealand: 0.5%
671,463		Other Securities	2,081,952	0.5
		Norway: 0.7%
221,230		Norsk Hydro ASA	1,260,711	0.3
82,124		Other Securities	1,339,890	0.4
			2,600,601	0.7
		Peru: 0.2%
3,759		Other Securities	577,608	0.2
		Poland: 0.1%
166,300		Other Securities	283,558	0.1
		Portugal: 0.4%
284,405		Other Securities	1,628,990	0.4
		Russia: 0.2%
110,023		Other Securities	649,870	0.2
		Singapore: 1.5%
8,400	#	BOC Aviation Ltd.	44,808	0.0
2,128,100		Other Securities	5,845,401	1.5
			5,890,209	1.5
		South Africa: 0.5%
356,915		Other Securities	2,023,509	0.5
		South Korea: 3.5%
26,490		SK Hynix, Inc.	1,254,921	0.3
13,263		Hyundai Development Co-Engineering & Construction	520,567	0.2
13,064		Hyundai Engineering & Construction Co. Ltd.	556,477	0.2
2,651		Hyundai Mobis Co. Ltd.	517,000	0.1
642		Hyundai Motor Co.	81,198	0.0
1,485		Hyundai Steel Co.	71,528	0.0
5,617		POSCO	1,326,079	0.4
1,790		Samsung Electronics Co., Ltd.	3,509,168	0.9
676		Samsung SDI Co., Ltd.	81,609	0.0
196,713		Other Securities	5,336,571	1.4
			13,255,118	3.5
		Spain: 2.3%
1,076	#	Aena SA	189,713	0.0
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Spain (continued)
25,388		Amadeus IT Group SA	$1,370,173	0.4
632,026		Other Securities	7,376,196	1.9
			8,936,082	2.3
		Sweden: 4.5%
43,155		Atlas Copco AB - A	1,612,058	0.4
8,823		Atlas Copco AB - B	293,189	0.1
43,451		Electrolux AB	1,289,499	0.3
83,504	@	Industrivarden AB	2,016,153	0.5
46,720		Investor AB	2,134,700	0.6
84,006		Sandvik AB	1,346,792	0.4
393,544		Other Securities	8,360,362	2.2
			17,052,753	4.5
		Switzerland: 6.3%
82,070		ABB Ltd.	2,011,065	0.5
24,164		Coca-Cola HBC AG	670,385	0.2
31,309		Nestle S.A.	2,411,435	0.6
20,291		Novartis AG	1,562,104	0.4
6,520		Roche Holding AG	1,706,053	0.5
72,955		UBS Group AG	1,245,403	0.3
26,013		Wolseley PLC	1,653,315	0.4
380,873		Other Securities	13,023,772	3.4
			24,283,532	6.3
		Taiwan: 1.0%
231,000		Taiwan Semiconductor Manufacturing Co., Ltd.	1,488,077	0.4
2,138,000		Other Securities	2,314,976	0.6
			3,803,053	1.0
		Turkey: 0.1%
151,712		Other Securities	424,711	0.1
		United Kingdom: 12.1%
231,013		3i Group PLC	2,374,135	0.6
9,063	#	Auto Trader Group PLC	47,072	0.0
75,975		Compass Group PLC	1,534,000	0.4
50,102		Diageo PLC	1,458,331	0.4
281,991		GKN PLC	1,310,489	0.3
100,548		GlaxoSmithKline PLC	2,023,821	0.5
191,562		HSBC Holdings PLC	1,579,686	0.4
45,464		Johnson Matthey PLC	1,753,706	0.5
9,621	#	Merlin Entertainments PLC	62,972	0.0
34,194		Rio Tinto PLC	1,348,964	0.4
67,015		SSE PLC	1,207,235	0.3
27,934		Unilever PLC	1,437,161	0.4
4,501,860		Other Securities	30,399,596	7.9
			46,537,168	12.1
		United States: 0.1%
27,300		Other Securities	209,479	0.1
		Total Common Stock (Cost $335,975,903)	358,100,457	93.4

See Accompanying Notes to Financial Statements
63

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Factors Fund	as of APRIL 30, 2017 (unaudited) (continued)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 0.0%
5,400	Other Securities	$344,520	0.0
	Total Exchange-Traded Funds (Cost $334,831)	344,520	0.0
PREFERRED STOCK: 0.3%
	Brazil: 0.1%
55,500	Other Securities	269,217	0.1
	Germany: 0.2%
24,211	Other Securities	681,283	0.2
	South Korea: 0.0%
110	Other Securities	169,392	0.0
	Total Preferred Stock (Cost $989,637)	1,119,892	0.3
	Total Long-Term Investments (Cost $337,300,371)	359,564,869	93.7
SHORT-TERM INVESTMENTS: 0.4%
	Mutual Funds: 0.4%
1,367,158	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.650%†† (Cost $1,367,158)	1,367,158	0.4
	Total Short-Term Investments (Cost $1,367,158)	1,367,158	0.4
	Total Investments in Securities (Cost $338,667,529)	$360,932,027	94.1
	Assets in Excess of Other Liabilities	22,493,570	5.9
	Net Assets	$383,425,597	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
††
Rate shown is the 7-day yield as of April 30, 2017.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@
Non-income producing security.

Cost for federal income tax purposes is $338,996,181.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$26,982,044
Gross Unrealized Depreciation	(5,046,198)
Net Unrealized Appreciation	$21,935,846

Sector Diversification	Percentage of Net Assets
Industrials	17.2%
Financials	15.3
Consumer Discretionary	12.9
Materials	11.3
Consumer Staples	8.9
Information Technology	7.1
Health Care	5.5
Real Estate	5.3
Energy	4.3
Utilities	3.5
Telecommunication Services	2.4
Exchange-Traded Funds	0.0
Short-Term Investments	0.4
Assets in Excess of Other Liabilities	5.9
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2017
Asset Table
Investments, at fair value
Common Stock
Australia	$90,024	$25,057,167	$—	$25,147,191
Austria	273,847	657,468	—	931,315
Belgium	164,612	2,748,754	—	2,913,366
Brazil	518,008	—	—	518,008
Canada	26,526,087	—	—	26,526,087
China	1,031,463	9,365,243	—	10,396,706
Denmark	116,095	3,998,896	—	4,114,991
See Accompanying Notes to Financial Statements
64

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Factors Fund	as of APRIL 30, 2017 (unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2017
Finland	—	6,828,918	—	6,828,918
France	—	26,393,179	—	26,393,179
Germany	235,801	23,608,118	—	23,843,919
Hong Kong	411,141	8,339,731	—	8,750,872
Hungary	—	283,403	—	283,403
India	—	940,121	—	940,121
Indonesia	—	682,121	—	682,121
Ireland	344,452	798,499	—	1,142,951
Israel	799,109	1,193,261	—	1,992,370
Italy	431,498	4,239,194	—	4,670,692
Japan	157,682	69,543,981	—	69,701,663
Luxembourg	—	128,990	—	128,990
Macau	—	443,035	—	443,035
Malaysia	—	381,333	—	381,333
Mexico	234,054	—	—	234,054
Netherlands	149,985	10,746,994	—	10,896,979
New Zealand	219,968	1,861,984	—	2,081,952
Norway	—	2,600,601	—	2,600,601
Peru	577,608	—	—	577,608
Poland	—	283,558	—	283,558
Portugal	—	1,628,990	—	1,628,990
Russia	—	649,870	—	649,870
Singapore	—	5,890,209	—	5,890,209
South Africa	81,396	1,942,113	—	2,023,509
South Korea	—	13,255,118	—	13,255,118
Spain	178,179	8,757,903	—	8,936,082
Sweden	—	17,052,753	—	17,052,753
Switzerland	816,425	23,467,107	—	24,283,532
Taiwan	—	3,803,053	—	3,803,053
Turkey	—	424,711	—	424,711
United Kingdom	1,372,605	45,164,563	—	46,537,168
United States	—	209,479	—	209,479
Total Common Stock	34,730,039	323,370,418	—	358,100,457
Exchange-Traded Funds	344,520	—	—	344,520
Preferred Stock	269,217	850,675	—	1,119,892
Short-Term Investments	1,367,158	—	—	1,367,158
Total Investments, at fair value	$36,710,934	$324,221,093	$—	$360,932,027
Other Financial Instruments+
Forward Foreign Currency Contracts	—	6,358	—	6,358
Futures	41,631	—	—	41,631
Total Assets	$36,752,565	$324,227,451	$—	$360,980,016
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(1,199)	$—	$(1,199)
Total Liabilities	$—	$(1,199)	$—	$(1,199)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements
65

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Factors Fund	as of APRIL 30, 2017 (unaudited) (continued)

At April 30, 2017, the following forward foreign currency contracts were outstanding for Voya Multi-Manager International Factors Fund:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
The Bank of New York Mellon	Canadian Dollar	2,230,000	Buy	05/03/17	$1,631,064	$1,633,663	$2,599
The Bank of New York Mellon	Swiss Franc	910,000	Buy	05/03/17	914,182	914,635	453
The Bank of New York Mellon	British Pound	2,180,000	Buy	05/03/17	2,820,445	2,823,625	3,180
The Bank of New York Mellon	Norwegian Krone	1,640,000	Buy	05/03/17	191,448	191,011	(437)
The Bank of New York Mellon	Swedish Krona	9,580,000	Buy	05/03/17	1,081,926	1,081,653	(273)
The Bank of New York Mellon	Hong Kong Sar Dollar	6,450,000	Buy	05/04/17	829,331	829,262	(69)
The Bank of New York Mellon	Singapore Dollar	488,000	Buy	05/04/17	349,164	349,290	126
The Bank of New York Mellon	Japanese Yen	458,700,000	Buy	05/08/17	4,116,182	4,115,762	(420)
							$5,159

At April 30, 2017, the following futures contracts were outstanding for Voya Multi-Manager International Factors Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI EAFE Index	27	06/16/17	$2,462,130	$41,631
			$2,462,130	$41,631

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$6,358
Equity contracts	Net Assets — Unrealized appreciation*	41,631
Total Asset Derivatives		$47,989
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,199
Total Liability Derivatives		$1,199

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Equity contracts	$—	$13,793	$13,793
Foreign exchange contracts	117,150	—	117,150
Total	$117,150	$13,793	$130,943

See Accompanying Notes to Financial Statements
66

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Factors Fund	as of APRIL 30, 2017 (unaudited) (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Equity contracts	$—	$41,631	$41,631
Foreign exchange contracts	5,159	—	5,159
Total	$5,159	$41,631	$46,790

*
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at April 30, 2017:
The Bank of New York Mellon
Assets:
Forward foreign currency contracts	$6,358
Total Assets	$6,358
Liabilities:
Forward foreign currency contracts	$1,199
Total Liabilities	$1,199
Net OTC derivative instruments by counterparty, at fair value	$5,159
Total collateral pledged by the Fund/(Received from counterparty)	$—
Net Exposure(1)	$5,159

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements
67

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT Management Contracts AND
SUB-ADVISORY CONTRACTS
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Trustees (the “Board”) of Voya Mutual Funds (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Global Equity Dividend Fund, Voya Multi-Manager Emerging Markets Equity Fund, Voya Multi-Manager International Equity Fund, and Voya Multi-Manager International Factors Fund (collectively, the “Funds”), as such term is defined under the 1940 Act (the “Independent Trustees”), must annually review and approve the Funds’ existing investment management and sub-advisory contracts. At a meeting held on November 17, 2016, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Adviser”) and the Funds, and the sub-advisory contracts (the “Sub-Advisory Contracts”) with the sub-adviser(s) to each Fund (the “Sub-Adviser”), effective through November 30, 2017.
In addition to the Board meeting on November 17, 2016, the Independent Trustees also held separate meetings outside the presence of Management on October 18, 2016 and November 15, 2016, to consider the renewal of the Management and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees.
At its November 17, 2016 meeting, the Board, including the Independent Trustees voted to renew the Management Contracts and Sub-Advisory Contracts for the Funds effective through November 30, 2017. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meetings the investment management contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (the “Voya funds”), the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Management and Sub-Advisory Contracts. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s investment management and sub-advisory arrangements.
The Board, in considering the Management and Sub-Advisory Contracts, was cognizant that shareholders of each Fund have a broad range of investment options available to them and that, based upon their opportunity to review and weigh the disclosure provided by the Fund, have chosen the Fund as an investment.
Overview of the Contract Renewal and Approval Process
The Board follows a structured process pursuant to which it seeks, considers, reviews and analyzes relevant information when it decides whether to approve new or existing investment management and sub-advisory arrangements for the Voya funds, including the Funds’ existing Management and Sub-Advisory Contracts (the “Contract Review Process”).
The Contract Review Process has evolved as the Board’s membership has changed through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to make revised requests for information from Management and address certain unique characteristics related to new or existing Voya funds.
The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Fund is assigned to an IRC, which provides ongoing oversight regarding, among other matters, the investment performance of the Adviser and the Sub-Adviser(s), as well as the oversight by the Adviser of the performance of the Sub-Adviser(s). The IRCs will typically apply a heightened level of scrutiny in cases where performance has lagged a Fund’s relevant benchmark and/or Morningstar, Inc.

68

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

(“Morningstar”) category average, as applicable. The Board and/or IRCs may also apply a heightened level of scrutiny in cases where a Fund’s performance has lagged its Selected Peer Group (defined below).
The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed by the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request, and Management provides, certain information that the Independent Trustees deem important to facilitate an informed review in connection with initial and annual approvals of investment management and sub-advisory contracts. Among other actions, the Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees in developing and determining a selected peer group of investment companies for each Fund (“Selected Peer Group”) based on each Fund’s particular attributes, such as fund type and scale, Morningstar category and sales channels and structure. The Independent Trustees review, evaluate and update the 15(c) Methodology Guide at least annually.
Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of investment management and sub-advisory arrangements (including the Funds’ Management and Sub-Advisory Contracts). The Independent Trustees have periodically retained an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Funds for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends and considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks and peer groups used to assess the performance of the Voya funds.
The Board employed its process for reviewing contracts when considering the renewals of the Funds’ Management and Sub-Advisory Contracts at its November 17, 2016 meeting that would be effective through November 30,
2017. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.
Nature, Extent and Quality of Service
In determining whether to approve the Management and Sub-Advisory Contracts, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and the Sub-Adviser(s). This included information regarding the Adviser and the Sub-Adviser(s) provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.
The Adviser oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Funds. In addition, the Adviser provides administrative services reasonably necessary for the operation of the Funds. The Adviser conducts day-to-day oversight of the Funds’ operations and risks but may delegate certain management responsibilities to one or more sub-advisers. Also, the Adviser oversees various other service providers, which may include, among others, distributors, custodians and fund accounting agents, shareholder service providers, and transfer agents, who provide services to the Funds.
The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Trustees prior to the November 17, 2016 Board meeting included, among other information, the following items for each Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund (and, if managed by more than one Sub-Adviser, of the individual sleeves of the Fund) and other similarly managed funds in its Selected Peer Group, as well as information regarding the Fund’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Fund’s Selected Peer Group was selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser(s) to the Funds to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Management and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and the Sub-Adviser; (7) financial statements for the Adviser and the Sub-Adviser(s) (or the parent company of certain unaffiliated sub-advisers); (8) a draft of a narrative

69

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

summary addressing key factors the Board customarily considers in evaluating the Management and Sub-Advisory Contracts for the Voya funds’ (including the Fund’s) investment management and sub-advisory contracts, including a written analysis for the Fund of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Fund performance by the Trust’s Chief Investment Risk Officer, who leads the Adviser’s Investment Risk Management Department (“IRMD”); (10) information regarding net asset flows into and out of the Fund; and (11) other information relevant to the Board’s evaluations.
For each Fund, Class A or Class I shares were used for purposes of certain comparisons between the Fund and its Selected Peer Group. Class A or Class I shares generally were selected so that a Fund’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in each Fund’s Selected Peer Group were selected based upon criteria designed to represent the Fund share class being compared to the Selected Peer Group.
In arriving at its conclusions with respect to the Management Contracts, the Board was mindful of the “manager-of-managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, developments and ongoing operations of the Sub-Adviser(s) under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser(s) provides to the applicable Funds and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Adviser(s), the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser(s) and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the Funds that it manages. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Adviser(s) based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Fund and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Funds on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and the IRMD staff members, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya funds.
The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a fund in the Voya funds. The Board noted that, for new non-Voya-affiliated sub-advisers, MR&S is responsible for: identifying qualified candidates; analyzing their investment processes, personnel and resources; conducting due diligence on the candidates; and selecting a firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of considering the approval of any new sub-adviser for a fund.
The Board also considered that in the course of monitoring performance of the Sub-Advisers, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of each Fund to its Morningstar category average and primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Funds and alerts the IRCs to potential issues as they arise. The Board noted that another service provided by MR&S is the preparation of the Fund Dispersion Report. This report seeks to monitor any dispersion between Funds managed by non-Voya-affiliated sub-advisers and their similarly managed retail counterparts and assists the Board in carrying out its general oversight duties. The Board also considered that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the Sub-Advisers and contemplated that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.
The Board considered that the Funds also benefit from the services of the IRMD, under the leadership of the Chief

70

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Investment Risk Officer, the costs of which are shared by the Funds and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Funds. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Fund performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.
The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser(s) and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving a Voya fund’s performance.
In considering the Funds’ Management Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond investment management services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with certain of the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.
Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and the Sub-Adviser personnel with codes of ethics. The Board considered reports throughout the year and also in connection with the Board’s consideration of the Management and Sub-Advisory Contracts from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.
The Board requested and considered information regarding the staffing of each Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and the Sub-Adviser(s), and evaluated the compensation arrangements for each Fund’s portfolio management team. The Board also considered the adequacy of the resources committed to the Funds (and other relevant funds in the Voya funds) by the Adviser and the Sub-Adviser(s), and whether those resources are commensurate with the needs of the Funds and are sufficient to provide high-quality services to the Funds. The Board also considered the financial stability of the Adviser and the Sub-Adviser(s).
Based on their deliberations and the materials presented to them, the Board concluded that the investment management and related services provided by the Adviser and each Sub-Adviser(s) are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and each Sub-Adviser were appropriate.
Fund Performance
In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance to the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for each Fund included its investment performance compared to the Fund’s Morningstar category average, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2016.
In addition, the Board also considered at its November 17, 2016 meeting certain additional data regarding performance and Fund asset levels as of September 30, 2016. The Board’s findings specific to each Fund’s performance are discussed under “Fund-by-Fund Analysis” below.
Economies of Scale
When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and the Sub-Adviser(s) as a Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee

71

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

rate schedules that will result in a lower advisory fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers, which the Board monitors over time. The Board also considered that some of the Funds that do not have advisory fee breakpoints do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee rate breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Funds’ investment performance.
Information Regarding Services to Other Clients
The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and the Sub-Adviser(s) to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Fund, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser(s) for these differences. For non-Voya-affiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Adviser and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or the Sub-Adviser(s) (including other investment companies) may differ materially due to, among other reasons, as applicable: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; market differences in fee rates that existed when a Fund first was organized; differences in the original sponsors of Funds that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.
Fee Rates, Profitability and Fall-out Benefits
The Board reviewed and considered each contractual management fee rate payable by each Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual management fees that are paid to each Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Funds, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement and not to terminate such agreement without prior approval of the Board.
The Board requested information regarding and considered: (1) the fee rate structure of each Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser(s) and their respective affiliates from their association with the Funds. For each Fund, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser(s) are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser and the Voya-affiliated Sub-Adviser, which was prepared by Management in accordance with the methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties for distribution services. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as relevant to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee rates. In this regard, the Board also noted that the Adviser (and not a Fund) pays the sub-advisory fees earned by a non-Voya-affiliated Sub-Adviser. In addition, the Board noted that many of the Funds’ Sub-Advisers had previously represented that they had not accounted for their profits on an account-by-account basis.

72

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.
In considering management and sub-advisory contracts, the Board noted that, at the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Voya funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in the sub-advisers or portfolio managers; and strategy modifications.
In making its determinations, the Board based its conclusions as to the reasonableness of the management and sub-advisory fees of the Adviser and each Sub-Adviser primarily on the factors described for each Fund below.
Fund-by-Fund Analysis
The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 17, 2016 meeting in relation to approving each Fund’s Management and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category average, as well as its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Fund’s management fee rates and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.
Voya Global Equity Dividend Fund
In considering whether to approve the renewal of the Management Contract and the Sub-Advisory Contract with NNIP Advisors B.V. (“NNIP”) and Voya Investment Management Co. LLC (“Voya IM”) for Voya Global Equity Dividend Fund (“Global Equity Dividend Fund” or the “Fund”), the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Fund underperformed its Morningstar category average for the all periods presented, with the exception of the year-to-date and one-year periods, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed; and (3) the Fund is ranked in the second quintile of its Morningstar category for the year-to-date period, the third quintile for the one-year period, the fourth quintile for the five-year period, and the fifth (lowest) quintile for the three-year and ten-year periods. In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the competitiveness of the Fund’s performance during certain periods; and (2) that Management would continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is below the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.
To pursue Global Equity Dividend Fund’s investment objective, the Adviser may, at its discretion, allocate all or a portion of Global Equity Dividend Fund’s assets to either NNIP or Voya IM (together, the “Global Equity Dividend Fund Sub-Advisers”) to manage, and may change the allocation of Global Equity Dividend Fund’s assets between the Global Equity Dividend Fund Sub-Advisers. At the time that the Board made the determination to renew the Sub-Advisory Contracts for Global Equity Dividend Fund with NNIP and Voya IM, the Adviser had not allocated any assets of Global Equity Dividend Fund to Voya IM. However, in the future, the Adviser may change the

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allocation of Global Equity Dividend Fund’s assets between the Global Equity Dividend Fund Sub-Advisers.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management would continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance, the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2017. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Multi-Manager Emerging Markets Equity Fund
In considering whether to approve the renewal of the Management Contract and the Sub-Advisory Contracts with Delaware Investments Fund Advisers, JP Morgan Investment Management Inc. and Van Eck Associates Corporation for Voya Multi-Manager Emerging Markets Equity Fund, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Fund underperformed its Morningstar category average for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the fourth quintile of its Morningstar category for all periods presented. In analyzing this performance data, the Board took into account: (1) that an additional Sub-Adviser was added in August 2015 and Management’s expectation that performance will improve; (2) Management’s discussion of the performance impact that factor differences (i.e., investment characteristics) had between the Fund and its peers in the Morningstar category; (3) Management’s confidence in the ability of each Sub-Adviser to execute the Fund’s investment objective; and (4) that Management would continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the
Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is equal to the median and below the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management would continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance, the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to each Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2017. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Multi-Manager International Equity Fund
In considering whether to approve the renewal of the Management Contract and the Sub-Advisory Contracts with Baillie Gifford Overseas Limited, Lazard Asset Management LLC, Polaris Capital Management, LLC and Wellington Management Company LLP for Voya Multi-Manager International Equity Fund, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Fund outperformed its Morningstar category average for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it underperformed; and (3) the Fund is ranked in the second quintile of its Morningstar category for the year-to-date, one-year and five-year periods, and the third quintile for the three-year period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the

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Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to each Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2017. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Multi-Manager International Factors Fund (formerly, Voya International Core Fund)
In considering whether to approve the renewal of the Management Contract and the Sub-Advisory Contracts with PanAgora Asset Management, Inc. and Voya Investment Management Co. LLC for Voya Multi-Manager International Factors Fund, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Fund outperformed its Morningstar category average for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the three-year period, the second quintile for the one-year and the five-year periods, and the third quintile for the year-to-date period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the
Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to each Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2017. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
BOARD CONSIDERATION AND APPROVAL OF NEW INVESTMENT MANAGEMENT AND SUB-ADVISORY CONTRACTS
Voya Global Corporate Leaders® 100 Fund
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that when Voya Global Corporate Leaders® 100 Fund (the “Fund”), a series of Voya Mutual Funds (“VMF”), enters into a new investment management or sub-advisory agreement, the Board of Trustees of VMF (the “Board”), including a majority of Board members who have no direct or indirect interest in the investment management and sub-advisory agreements, and who are not “interested persons” of the Fund (the “Independent Trustees”), must determine whether to approve the new arrangements. Thus, at its meeting held on November 17, 2016, the Board considered the initial approval of the investment management contract (the “Management Contract”) with Voya Investments, LLC (“VIL”) and the sub-advisory contract (the “Sub-Advisory Contract”) between VIL and the sub-adviser, Voya Investment Management Co. LLC (“Voya IM”) (together, the “Advisory and Sub-Advisory Contracts”) for the Fund.
In determining whether to initially approve the Management and Sub-Advisory Contracts for the Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Management and Sub-Advisory Contracts, and the proposed policies and procedures for the Fund, should be approved. Provided below is a general overview of the Board’s contract approval process that it followed, as well as a discussion of certain specific factors that the Board considered. While the Board gave its attention to information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are some of the primary matters relevant to the Board’s consideration as to whether to approve the Management and Sub-Advisory Contracts.
The materials provided to the Board in support of the Fund and the Fund’s Management Contract included the

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following: (1) a memorandum presenting Management’s rationale for requesting the launch of the Fund that discusses, among other things, the experience and expertise of VIL in the management of other funds within the Voya funds complex; (2) information about the Fund’s proposed investment objective and strategies and anticipated portfolio characteristics; (3) Fund Analysis and Comparison Tables sheets for the Fund that compare the Fund’s proposed fee structure to its comparable selected peer group (“SPG”) and/or Morningstar category median and/or average; (4) supporting documentation, including copies of the forms of Management and Sub-Advisory Contracts for the Fund; (5) the responses from VIL and Voya IM to inquiries from K&L Gates LLP, counsel to the Independent Trustees; and (6) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by VIL in the context of VIL’s oversight and management of the other funds in the Voya funds complex.
At the Board meeting at which the Management and Sub-Advisory Contracts were considered, the Board considered that the Fund would be subject to the standard policies and procedures of VMF previously approved by the Board for other series of VMF and approved in accordance with Rule 38a-1 under the 1940 Act. The Board also noted that, in managing the Fund, VIL and Voya IM would be subject to procedures adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940 that had been previously approved by the Board in connection with other funds in the Voya funds complex.
The Board’s consideration of whether to approve the Management Contract with VIL on behalf of the Fund took into account several factors, including, but not limited to, the following: (1) the nature, extent and quality of the services to be provided by VIL to the Fund under the proposed Management Contract; (2) VIL’s experience as a manager-of-managers overseeing sub-advisers to other funds within the Voya funds complex; (3) the fairness of the compensation under the proposed Management Contract in light of the services to be provided to the Fund; (4) the costs for the services to be provided by VIL, including that the proposed management fee would not be subject to breakpoint discounts; (5) the pricing structure (including the estimated expense ratio to be borne by shareholders) of the Fund, including that: (a) the proposed management fee for the Fund is above the average and median management fees of the Funds in the Fund’s SPG, and (b) the estimated expense ratio for the Fund is below the average and median expense ratios of the funds in the Fund’s SPG; (6) the projected profitability of VIL and its affiliates, including Voya IM; (7) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of VIL, including its management team’s expertise in the management of other Voya funds; (8) VIL’s compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with their oversight of other funds in the Voya funds complex; (9) the information that had been provided by VIL at regular Board meetings, and in anticipation of the November 17, 2016 meeting, with respect to its capabilities in overseeing similar asset allocation products; and (10) “fall-out benefits” to VIL and its affiliates that were anticipated to arise from VIL’s management of the Fund.
In reviewing the proposed Sub-Advisory Contract with Voya IM, the Board considered a number of factors, including, but not limited to, the following: (1) VIL’s view of the reputation of Voya IM and its sub-advisory services; (2) Voya IM’s strength and reputation in the industry; (3) the information that had been provided by Voya IM in advance of the November 17, 2016 Joint Investment Review Committee meeting at which Voya IM presented with respect to its sub-advisory services; (4) the nature, extent and quality of the services to be provided by Voya IM under the proposed Sub-Advisory Contract; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of Voya IM; (6) the fairness of the compensation under the Sub-Advisory Contract in light of the services to be provided by Voya IM as the Fund’s Sub-Adviser; (7) Voya IM’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had been reviewed and evaluated by VMF’s Chief Compliance Officer; (8) Voya IM’s financial condition; (9) the appropriateness of the selection of Voya IM in light of the Fund’s investment objective and prospective investor base; and (10) Voya IM’s Code of Ethics, which was previously approved by the Board.
With respect to the nature and quality of services to be provided by VIL and Voya IM, the Board was mindful of the “manager-of-managers” platform that has been developed by the Adviser. The Board recognized that the Adviser would be responsible for monitoring the investment program, performance, and developments/on-going operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the Fund and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was previously advised that to assist in the selection and monitoring of

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sub-advisers, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with sub-advisers and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the sub-advisers.
The Board considered that MR&S also typically provides in-person reports to the IRCs at their meetings prior to sub-adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding sub-advisers based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the sub-advisers’ investment processes and to try to identify issues that may be relevant to a sub-adviser’s services to a Voya fund and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board considered the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the Investment Review Committees (“IRCs”) to assist them with their assessment investment performance on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya family of funds.
The Board also considered that MR&S has developed, based on guidance from the IRCs, a methodology for monitoring the performance of sub-advisers. The Board also recognized that MR&S provides the IRCs with regular updates on the Voya funds and alerts the IRCs to potential issues as they arise. The Board also considered that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding sub-advisers and considered that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.
The Board considered that the Fund also will benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Voya funds and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Voya funds. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying performance trends and other areas over consecutive periods. The Board considered that the services to be provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S. The Board also considered the techniques used by the Adviser to monitor sub-adviser performance.
The Board also considered the extent of benefits provided to the Fund’s shareholders, beyond advisory services, from being part of the Voya family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya family of funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.
Further, the Board will receive periodic reports showing whether the investment policies and restrictions for the Fund were consistently complied with and other periodic reports covering matters such as those related to the compliance by Adviser and Sub-Adviser personnel with codes of ethics.
When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by VIL and Voya IM as the Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board considered that, while the Fund does not have advisory fee breakpoints, it does have an expense reimbursement arrangement. In this connection, the Board considered the extent to which economies of scale could be realized through such expense reimbursements or other expense reductions.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the proposed sub-advisory fee rate payable by VIL to Voya IM is reasonable in the context of all factors considered by the Board; and (4) VIL and Voya IM each

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maintains an appropriate compliance program, with this conclusion based upon, among other matters, a report from the Fund’s Chief Compliance Officer regarding the compliance programs. Based on these conclusions and other factors, the Board voted to approve the Management and Sub-Advisory Contracts for the Fund. During the Board’s deliberations, different Board members may have given different weight to different individual factors and related conclusions.
Voya Global High Dividend Low Volatility Fund
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that when Voya Global High Dividend Low Volatility Fund (the “Fund”), a series of Voya Mutual Funds (“VMF”), enters into a new investment management or sub-advisory agreement, the Board of Trustees of VMF (the “Board”), including a majority of Board members who have no direct or indirect interest in the investment management and sub-advisory agreements, and who are not “interested persons” of the Fund (the “Independent Trustees”), must determine whether to approve the new arrangements. Thus, at its meeting held on November 17, 2016, the Board considered the initial approval of the investment management contract (the “Management Contract”) with Voya Investments, LLC (“VIL”) and the sub-advisory contract (the “Sub-Advisory Contract”) between VIL and the sub-adviser, Voya Investment Management Co. LLC (“Voya IM”) (together, the “Advisory and Sub-Advisory Contracts”) for the Fund.
In determining whether to initially approve the Management and Sub-Advisory Contracts for the Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Management and Sub-Advisory Contracts, and the proposed policies and procedures for the Fund, should be approved. Provided below is a general overview of the Board’s contract approval process that it followed, as well as a discussion of certain specific factors that the Board considered. While the Board gave its attention to information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are some of the primary matters relevant to the Board’s consideration as to whether to approve the Management and Sub-Advisory Contracts.
The materials provided to the Board in support of the Fund and the Fund’s Management Contract included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of the Fund that discusses, among other things, the experience and expertise of VIL in the management of other funds within the Voya funds complex; (2) information about the Fund’s proposed investment objective and strategies and anticipated portfolio characteristics; (3) Fund Analysis and Comparison Tables sheets for the Fund that compare the Fund’s proposed fee structure to its comparable selected peer group (“SPG”) and/or Morningstar category median and/or average; (4) supporting documentation, including copies of the forms of Management and Sub-Advisory Contracts for the Fund; (5) the responses from VIL and Voya IM to inquiries from K&L Gates LLP, counsel to the Independent Trustees; and (6) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by VIL in the context of VIL’s oversight and management of the other funds in the Voya funds complex.
At the Board meeting at which the Management and Sub-Advisory Contracts were considered, the Board considered that the Fund would be subject to the standard policies and procedures of VMF previously approved by the Board for other series of VMF and approved in accordance with Rule 38a-1 under the 1940 Act. The Board also noted that, in managing the Fund, VIL and Voya IM would be subject to procedures adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940 that had been previously approved by the Board in connection with other funds in the Voya funds complex.
The Board’s consideration of whether to approve the Management Contract with VIL on behalf of the Fund took into account several factors, including, but not limited to, the following: (1) the nature, extent and quality of the services to be provided by VIL to the Fund under the proposed Management Contract; (2) VIL’s experience as a manager-of-managers overseeing sub-advisers to other funds within the Voya funds complex; (3) the fairness of the compensation under the proposed Management Contract in light of the services to be provided to the Fund; (4) the costs for the services to be provided by VIL, including that the proposed management fee would not be subject to breakpoint discounts; (5) the pricing structure (including the estimated expense ratio to be borne by shareholders) of the Fund, including that: (a) the proposed management fee for the Fund is below the average and median management fees of the Funds in the Fund’s SPG, and (b) the estimated expense ratio for the Fund is below the average and median expense ratios of the funds in the Fund’s SPG; (6) the projected profitability of VIL and its affiliates, including Voya IM; (7) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of VIL, including its management team’s expertise in the management of other Voya funds; (8) VIL’s compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been

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approved by the Board in connection with their oversight of other funds in the Voya funds complex; (9) the information that had been provided by VIL at regular Board meetings, and in anticipation of the November 17, 2016 meeting, with respect to its capabilities in overseeing similar asset allocation products; and (10) “fall-out benefits” to VIL and its affiliates that were anticipated to arise from VIL’s management of the Fund.
In reviewing the proposed Sub-Advisory Contract with Voya IM, the Board considered a number of factors, including, but not limited to, the following: (1) VIL’s view of the reputation of Voya IM and its sub-advisory services; (2) Voya IM’s strength and reputation in the industry; (3) the information that had been provided by Voya IM in advance of the November 17, 2016 Joint Investment Review Committee meeting at which Voya IM presented with respect to its sub-advisory services; (4) the nature, extent and quality of the services to be provided by Voya IM under the proposed Sub-Advisory Contract; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of Voya IM; (6) the fairness of the compensation under the Sub-Advisory Contract in light of the services to be provided by Voya IM as the Fund’s Sub-Adviser; (7) Voya IM’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had been reviewed and evaluated by VMF’s Chief Compliance Officer; (8) Voya IM’s financial condition; (9) the appropriateness of the selection of Voya IM in light of the Fund’s investment objective and prospective investor base; and (10) Voya IM’s Code of Ethics, which was previously approved by the Board.
With respect to the nature and quality of services to be provided by VIL and Voya IM, the Board was mindful of the “manager-of-managers” platform that has been developed by the Adviser. The Board recognized that the Adviser would be responsible for monitoring the investment program, performance, and developments/on-going operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the Fund and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was previously advised that to assist in the selection and monitoring of sub-advisers, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with sub-advisers and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the sub-advisers.
The Board considered that MR&S also typically provides in-person reports to the IRCs at their meetings prior to sub-adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding sub-advisers based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the sub-advisers’ investment processes and to try to identify issues that may be relevant to a sub-adviser’s services to a Voya fund and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board considered the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the Investment Review Committees (“IRCs”) to assist them with their assessment investment performance on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya family of funds.
The Board also considered that MR&S has developed, based on guidance from the IRCs, a methodology for monitoring the performance of sub-advisers. The Board also recognized that MR&S provides the IRCs with regular updates on the Voya funds and alerts the IRCs to potential issues as they arise. The Board also considered that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding sub-advisers and considered that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.
The Board considered that the Fund also will benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Voya funds and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Voya funds. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying performance trends and other areas over consecutive

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

periods. The Board considered that the services to be provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S. The Board also considered the techniques used by the Adviser to monitor sub-adviser performance.
The Board also considered the extent of benefits provided to the Fund’s shareholders, beyond advisory services, from being part of the Voya family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya family of funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.
Further, the Board will receive periodic reports showing whether the investment policies and restrictions for the Fund were consistently complied with and other periodic reports covering matters such as those related to the compliance by Adviser and Sub-Adviser personnel with codes of ethics.
When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by VIL and Voya IM as the Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board considered that, while the Fund does not have advisory fee breakpoints, it does have an expense reimbursement arrangement. In this connection, the Board considered the extent to which economies of scale could be realized through such expense reimbursements or other expense reductions.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the proposed sub-advisory fee rate payable by VIL to Voya IM is reasonable in the context of all factors considered by the Board; and (4) VIL and Voya IM each maintains an appropriate compliance program, with this conclusion based upon, among other matters, a report from the Fund’s Chief Compliance Officer regarding the compliance programs. Based on these conclusions and other factors, the Board voted to approve the Management and Sub-Advisory Contracts for the Fund. During the Board’s deliberations, different Board members may have given different weight to different individual factors and related conclusions.
BOARD CONSIDERATION AND APPROVAL OF NEW SUB-ADVISORY CONTRACTS
Voya Multi-Manager International Equity Fund
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that when Voya Multi-Manager International Equity Fund (the “Fund”), a series of Voya Mutual Funds (“VMF”), enters into a new sub-advisory agreement, the Board of Trustees of VMF (the “Board”), including a majority of Board members who have no direct or indirect interest in the sub-advisory agreements, and who are not “interested persons” of the Fund (“Independent Trustees”), must determine whether to approve the new arrangements. Thus, at its meeting held on November 17, 2016, the Board considered the initial approval of the new sub-advisory contracts (the New Sub-Advisory Agreements”) between Voya Investments, LLC (the “Adviser” or “VIL”) and the new sub-advisers for the Fund, Polaris Capital Management, LLC (“Polaris”) and Wellington Management Company LLP (“Wellington”), under which Polaris and Wellington would serve as additional sub-advisers to the Fund, along with Baillie Gifford Overseas Limited (“Baillie Gifford”) and Lazard Asset Management LLC (“Lazard”). The Fund has been sub-advised by T. Rowe Price Associates, Inc. (“T. Rowe Price”) and Baillie Gifford since the Fund’s inception in January 2011 and by J.P. Morgan Investment Management, Inc. (“JP Morgan”) and Lazard since July 1, 2013. Thus, at the meeting of the Board that was held on November 17, 2016, the Board considered the approval of the New Sub-Advisory Agreements between VIL and Polaris and Wellington, respectively, to replace T. Rowe Price and JP Morgan as sub-advisers to the Fund.
In determining whether to approve the New Sub-Advisory Agreements for the Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the New Sub-Advisory Agreements should be approved for the Fund. Provided below is a general overview of the Board’s contract approval process that it followed, as well as a discussion of certain specific factors that the Board considered. While the Board gave its attention to information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are some of the primary matters relevant to the Board’s consideration as to whether to approve the New Sub-Advisory Agreements.

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The materials provided to the Board to inform its consideration of whether to approve the New Sub-Advisory Agreements whereby Polaris and Wellington would replace T. Rowe Price and JP Morgan as sub-advisers to the Fund included the following: (1) separate presentations by Polaris and Wellington before the Investment Review Committee F at its November 16, 2016 meeting; (2) memoranda and related materials provided to the Board in advance of its November 17, 2016 meeting discussing: (a) the Adviser’s rationale for recommending that Polaris and Wellington be added as sub-advisers to the Fund, including the Adviser’s view that adding Polaris and Wellington would provide the Fund with additional portfolio diversification; (b) the impact of appointing Polaris and Wellington on the Fund’s net management fee and net total expense ratio, which were expected to increase by 0.02% and 0.03%, respectively, due to a reduction in management fee waivers, whereby the Adviser shared the benefits of a prior reduction in sub-advisory fees with the Fund, and an anticipated increase in the Fund’s custodial expenses; (c) the performance of Polaris and Wellington in managing their diversified international strategies with such performance being compared against a relevant benchmark index; and (d) the investment philosophies of Polaris and Wellington and the firms’ overall investment processes; (3) Fund Analysis and Comparison Tables for the Fund that provide information about the projected net expense ratio of the Fund reflecting the addition of Polaris and Wellington as sub-advisers; (4) the individual responses from Polaris and Wellington to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (5) supporting documentation, including a copy of the form of the New Sub-Advisory Agreements; and (6) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by VIL in the context of VIL’s oversight and management of the other funds in the Voya funds complex.
In reviewing the proposed New Sub-Advisory Agreements, the Board considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view with respect to the size and reputations of Polaris and Wellington in managing their diversified international investment strategies; (2) the reputation of Polaris and Wellington in the investment management industry; (3) the nature, extent and quality of the services to be provided by Polaris and Wellington under the New Sub-Advisory Agreements; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies, and resources of Polaris and Wellington and their fit as additional sub-advisers to the Fund; (5) the fairness of the compensation under the New Sub-Advisory
Agreements in light of the services to be provided by Polaris and Wellington; (6) the sub-advisory fee rates payable by the Adviser to Polaris and Wellington, respectively, including how the rates compared to fee rates offered by Polaris and Wellington to other clients; (7) the potential fall-out benefits to Polaris, Wellington and their respective affiliates from their relationship with the Fund; (8) the operations and compliance programs at Polaris and Wellington, including their respective policies and procedures intended to assure compliance with the federal securities laws; (9) the appropriateness of the selection of Polaris and Wellington in light of the Fund’s investment objective and investor base; and (10) the Codes of Ethics for Polaris and Wellington, and related procedures for complying with their Codes.
The Board also considered the effect of approving the New Sub-Advisory Agreements on the profitability of the Adviser with respect to the services it provides to the Fund. The Board did not consider the profitability of Polaris and Wellington under their respective New Sub-Advisory Agreements because it did not view this data as essential to its deliberations, given the arm’s-length nature of the relationship between the Adviser and Polaris and Wellington, which are unaffiliated the Adviser, with respect to the negotiation of sub-advisory fee rates. In considering whether economies of scale likely will be realized by Polaris and Wellington as the Fund grows larger and the extent to which any such economies are reflected in the contractual fee rate schedule, the Board considered that any breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers because the Adviser (and not the Fund) pays the sub-advisory fees to be earned by Polaris and Wellington.
After its deliberation, the Board reached the following conclusions: (1) Polaris and Wellington should be appointed to serve as sub-advisers to the Fund under the New Sub-Advisory Agreements, replacing T. Rowe Price and JP Morgan as sub-advisers to the Fund; (2) the sub-advisory fee rates payable by the Adviser to Polaris and Wellington are reasonable in the context of all factors considered by the Board; and (3) Polaris and Wellington maintain appropriate compliance programs, with this conclusion based upon, among other matters, a report from the Fund’s CCO concluding that the compliance policies and procedures of Polaris and Wellington are reasonably designed to assure compliance with the federal securities laws. Based on these conclusions and other factors, the Board voted to approve the New Sub-Advisory Agreements for the Fund. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

81

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Voya Multi-Manager International Factors Fund
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that when Voya Multi-Manager International Factors Fund (formerly, Voya International Core Fund) (the “Fund”), a series of Voya Mutual Funds (“VMF”), enters into a new sub-advisory agreement, the Board of Trustees of VMF (the “Board”), including a majority of Board members who have no direct or indirect interest in the sub-advisory agreements, and who are not “interested persons” of the Fund (“Independent Trustees”), must determine whether to approve the new arrangements. Thus, at its meeting held on November 17, 2016, the Board considered the initial approval of the new sub-advisory contracts (the “New Sub-Advisory Agreements”) between Voya Investments, LLC (the “Adviser” or “VIL”) and the new sub-advisers for the Fund, Voya Investment Management Co. LLC (“Voya IM”) and PanAgora Asset Management, Inc. (“PanAgora”), under which Voya IM and PanAgora would serve as sub-advisers to the Fund. Thus, at the meeting of the Board that was held on November 17, 2016, the Board considered the approval of the New Sub-Advisory Agreements between VIL and Voya IM and PanAgora, respectively, to replace Wellington Management Company LLP (“Wellington”) as sub-adviser to the Fund.
In determining whether to approve the New Sub-Advisory Agreements for the Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the New Sub-Advisory Agreements should be approved for the Fund. Provided below is a general overview of the Board’s contract approval process that it followed, as well as a discussion of certain specific factors that the Board considered. While the Board gave its attention to information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are some of the primary matters relevant to the Board’s consideration as to whether to approve the New Sub-Advisory Agreements.
The materials provided to the Board to inform its consideration of whether to approve the New Sub-Advisory Agreements whereby Voya IM and PanAgora would replace Wellington as sub-adviser to the Fund included the following: (1) separate presentations by Voya IM and PanAgora before the Investment Review Committee F at its November 16, 2016 meeting; (2) memoranda and related materials provided to the Board in advance of its November 17, 2016 meeting discussing the Adviser’s rationale for recommending that Voya IM and PanAgora each be added as a sub-adviser to the Fund, including the Adviser’s view that adding Voya IM and PanAgora (a) would more appropriately customize the
Fund’s risk profile; (b) would improve portfolio construction and risk management, including by restructuring the Fund to create two distinct international equity sleeves with unique risk/return characteristics; and (c) would enhance the Fund’s portfolio manager mix to seek to ensure the overall funds’ risk/return objectives are met; (3) Fund analysis that provides information about the projected net expense ratio of the Fund reflecting the addition of Voya IM and PanAgora as sub-advisers, which was expected to decrease by 0.20% due to a reduction in the Fund’s management fees; (4) the individual responses from Voya IM and PanAgora to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (5) supporting documentation, including a copy of each of the form-of New Sub-Advisory Agreements; and (6) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by VIL in the context of VIL’s oversight and management of the other funds in the Voya funds complex.
In reviewing the proposed New Sub-Advisory Agreements, the Board considered a number of factors, including, but not limited to, the following: (1) VIL’s view of the reputation of Voya IM and PanAgora and their sub-advisory services, respectively; (2) the nature, extent and quality of the services to be provided by Voya IM and PanAgora under the New Sub-Advisory Agreements; (3) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of Voya IM and PanAgora and their fit with each other as sub-advisers to the Fund; (4) the fairness of the compensation under the New Sub-Advisory Agreements in light of the services to be provided by Voya IM and PanAgora as the Fund’s Sub-Advisers; (5) the sub-advisory fee rates payable by VIL to Voya IM and PanAgora, respectively, including how the rates compared to fee rates offered by Voya IM and PanAgora to other clients; (6) the potential fall-out benefits to Voya IM, PanAgora and their respective affiliates from their relationship with the Fund; (7) Voya IM’s and PanAgora’s operations and compliance programs, including their respective policies and procedures intended to assure compliance with the Federal securities laws; (8) the appropriateness of the selection of Voya IM and PanAgora in light of the Fund’s investment objective and investor base; and (9) Voya IM’s and PanAgora’s Codes of Ethics, and related procedures for complying with that Code.
The Board also considered the effect of approving the New Sub-Advisory Agreements on the profitability of the Adviser and Voya IM with respect to the services provided to the Fund. The Board did not consider the profitability of PanAgora under the respective New Sub-Advisory Agreement because it did not view this data as essential to

82

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

its deliberations, given the arm’s-length nature of the relationship between the Adviser and PanAgora, which is unaffiliated the Adviser, with respect to the negotiation of sub-advisory fee rates. In considering whether economies of scale likely will be realized by Voya IM and PanAgora as the Fund grows larger and the extent to which any such economies are reflected in the contractual fee rate schedule, the Board considered that any breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers because the Adviser (and not the Fund) pays the sub-advisory fees to be earned by Voya IM and PanAgora.
After its deliberation, the Board reached the following conclusions: (1) Voya IM and PanAgora should be appointed to serve as sub-advisers to the Fund under the
New Sub-Advisory Agreements, replacing Wellington as sub-adviser to the Fund; (2) the sub-advisory fee rate schedule payable by the Adviser to Voya IM and to Pan Agora is reasonable in the context of all factors considered by the Board; and (3) Voya IM and PanAgora each maintains appropriate compliance programs, with this conclusion based upon, among other matters, a report from the Fund’s Chief Compliance Officer concluding that both Voya IM’s and PanAgora’s compliance policies and procedures are reasonably designed to assure compliance with the federal securities laws. Based on these conclusions and other factors, the Board voted to approve the New Sub-Advisory Agreements for the Fund. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

83

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
167702          (0417-06232017)

Semi-Annual Report

April 30, 2017

Classes A, B, C, I, O, R, R6 and W

■  Voya Global Real Estate Fund
■  Voya International Real Estate Fund

 E-Delivery Sign-up — details inside
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	8
Statements of Assets and Liabilities	9
Statements of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	15
Summary Portfolios of Investments (“Portfolio of Investments”)	26
Advisory and Sub-Advisory Contract Approval Discussion	34

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Navigating Uncertain Times

Dear Shareholder,

Geopolitical dynamics have wobbled and challenged global markets throughout history. During the past six months we have witnessed this with the U.S. and French elections, ongoing talk of Brexit and daily headlines regarding Russian interference in our election. When we add the ongoing global drama surrounding oil and the persistent threats that terrorism presents, it’s clear that investors face an array of international uncertainties.

Helping to counter this, 2017 has started off with notable economic improvements that have led the way for investors. Using the global economy as a guide, and with the expectation of staying on a similar road in the U.S., the U.S. Federal Reserve Board (“Fed”) has raised interest rates three times since December 2016.

Remarkably, the unpredictability of international politics and inconsistent economic advances have not led to spikes of market volatility. Markets seem to be more focused on encouraging improvements in corporate earnings over the last few quarters. Still, the low volatility over the reporting period raises concerns that perhaps investors have settled into a rut of complacency.

As investors seek to manage the risks of a capricious global voyage, we believe a diversified portfolio remains the most reliable map when endeavoring to protect and grow your investments. Before changing course, talk about your circumstances with your financial advisor to determine the best way to steer toward your destination.

Voya seeks to remain a reliable partner committed to reliable investing during your journey, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
May 24, 2017

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  SIX MONTHS ENDED APRIL 30, 2017

Early in our new fiscal year, most of the world’s investment calculus was changed overnight with the unexpected result of the U.S. presidential election. For this and other reasons global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, jumped 12.49% in the six months through April. (The Index returned 12.12% for the six-month period ended April 30, 2017, measured in U.S. dollars.)

Markets were thrown into disarray when on November 8, 2016, the new U.S. President was elected on a platform of massive infrastructure spending, tax reductions, lighter financial regulation, trade protectionism and the repeal of the Affordable Care Act.

Having stumbled for two months the Index danced 2.63% higher in November and 2.78% in December. But the music had changed. The platform was seen as reflationary and inflationary in the U.S. The yield curve, which had been rising and steepening, did so faster than ever, especially when the Federal Open Market Committee (“FOMC”) raised the federal funds rate by 25bp (0.25%) on December 14, 2016, and projected three more in 2017.

The term “reflation trade,” meaning the positioning of a portfolio to take advantage of an expected increase in demand, economic activity, inflation and interest rates, had been part of the market pundit’s lexicon for years. There is no doubt that it received new impetus after the election, given the legislative agenda described above and the fact that the party charged with getting it enacted had a majority in both houses of Congress. Yet even before the election there were already signs in key economic areas of budding reflation, which would continue to grow in 2017.

In the euro zone, unemployment edged down to 9.6%, still high but the lowest since May 2009. Headline inflation reached 2.0% in February. Gross domestic product (“GDP”) grew 1.8% in 2016 over 2015, slightly faster than in the U.S. (1.6%). The European Central Bank confirmed that from April it would “taper” its bond buying from €80 billion per month to €60 billion, which would put upward pressure on bond yields.

China had been a matter of grave concern early in 2016, due to declining growth, policy missteps and ballooning debt. But over the next 12 months, matters stabilized. While too much debt and sharply rising home prices were still problems, GDP growth was targeted at 6.5% year-over-year. Actual growth in the fourth quarter of 2016 was 6.8%. Very much in the reflation theme, after 54 consecutive months of annual declines in producer prices, these turned positive in and after September 2016.

In the U.S., the labor market continued to tighten. The April employment report showed the unemployment rate falling to 4.50% and wages up 2.7% in the last year. The consumer price index rose 2.4% in the year through February, the core component 2.0%. Corporate earnings were improving (see below). It was no surprise when the FOMC added a further 25bp (0.25%) interest rate increase on March 15, 2017, after increasingly hawkish remarks from its officials.

By then, however, doubts about the “reflation trade” were being voiced. Some pointed to a dichotomy between “soft” data like consumer and small business confidence indices, which were strong, and “hard” data like retail sales and non-defense capital goods orders which were tepid by comparison.

On a practical level, the new administration’s legislative agenda would start with the American Health Care Act (“AHCA”) to replace the Affordable Care Act. This involved complex and contentious issues, as would tax reform, deregulation and infrastructure spending. When the AHCA was abandoned on March 24, 2017, with even the majority party unable to agree on its terms, some commentators fretted whether markets had come too far, too fast. But after a brief dip, the Index made new highs and ended April just below its best levels.

In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) fell 0.67% in the fiscal half-year. The Bloomberg Barclays U.S. Treasury Bond sub-index lost 1.43%, its long-term subsector down 5.19% as the yield curve rose, despite a late partial reversal. Indices of riskier classes generally outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index rose 0.23%, the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 5.30%.

U.S. equities, represented by the S&P 500® index including dividends, surged 13.32% through April. The earnings per share of its constituent companies looked set to achieve 12% growth year-over-year in the first quarter of 2017, the best increase since 2011. The financials sector was the top performer, up 20.35%, arguably with the most to gain from the election result. Energy was the weakest sector, up only 0.13%, as a sharp fall in oil prices outweighed the initial reflation boost given to the sector.

In currencies, the dollar added just 0.76% against the euro, moving in a narrow range throughout the period. The dollar gained 6.32% on the yen, the prospects of accelerating U.S. interest rates reversing an earlier period of yen strength. The dollar lost 5.50% to the pound, driven in part by Prime Minister May’s late announcement of an election, which she should win with a sizeable majority.

In international markets, the MSCI Japan® Index gained 10.14%, sentiment was ever boosted by the weaker yen. The MSCI Europe ex UK® Index leaped 16.11%. A rotation out of U.S. stocks and into the stocks of the MSCI Europe ex UK® Index was a growing theme in the financial press. Corporate earnings were improving and political risks posed by upcoming French elections were thought to be receding. The MSCI UK® Index climbed 5.72%, more than half of which was contributed by financials, especially Lloyds Bank, HSBC and Prudential.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
FTSE EPRA/NAREIT Developed Net Index
The Index is designed to track the performance of listed real estate companies and real-estate investment trusts (REITS) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.

FTSE EPRA/NAREIT Developed ex-US Net Index
The Index is designed to track the performance of listed real estate companies and real-estate investment trusts (REITS) outside the United States. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

3

VOYA GLOBAL REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of April 30, 2017 (as a percentage of net assets)

United States	54.6%
Japan	11.3%
Hong Kong	9.8%
Australia	5.4%
United Kingdom	5.1%
Germany	4.0%
France	3.6%
Singapore	2.1%
Sweden	1.4%
Netherlands	0.8%
Countries between 0.2%-0.7%ˆ	1.4%
Assets in Excess of Other Liabilities*	0.5%
Net Assets	100.0%

* Includes short-term investments.
ˆ Includes 3 countries, which each represents 0.2%-0.7% of net assets.

Portfolio holdings are subject to change daily.

Voya Global Real Estate Fund (the “Fund”) seeks to provide investors with high total return consisting of capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, CFA, Chief Executive Officer and Global Chief Investment Officer, Steven D. Burton, CFA, Co-Chief Investment Officer, and Joseph P. Smith, CFA, President and Co-Chief Investment Officer, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the six-month period ended April 30, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.47%, compared to the FTSE EPRA/NAREIT Developed Net Index and S&P 500® Index, which returned 3.28% and 13.32%, respectively, for the same period.

Portfolio Specifics: Global real estate shares, as represented by the FTSE EPRA/NAREIT Developed Net Index generated a return of 3.28% over the past six-months as all regions delivered positive performance. Property stocks in Europe were the best performing region, up 8.6%, led by a rebound in U.K. stocks which were up 19.2% during the period. The Asia-Pacific region lagged as a group, up 2.5%, as property stocks in Singapore, Hong Kong and Australia all delivered above benchmark performance but this was offset by underperformance of the Japanese market, which was down 4.5%. The Americas region also lagged, up 2.2%, primarily the result of performance in the U.S. market which was up a modest 2.1% as the headwinds of expectations for rising rates overshadowed the continued improvement of underlying real estate fundamentals.

The prospects for renewed and improved economic growth as the result of economic stimulus in the U.S. and improving growth globally should prove positive for real estate fundamentals as this increases tenant demand for commercial property and ultimately improves earnings growth of property companies. We believe that real GDP growth in the U.S. in 2017 will improve to the low 2.0% range (and global growth to the 3.5% range) and that the yield on the U.S. 10-year Treasury will trend gradually higher. It is our opinion that monetary policy will tighten in the U.S., but remain more accommodative elsewhere. The U.S. will likely raise the federal funds rate two to three additional times (25 basis points each) during 2017. In our opinion, central banks elsewhere including the European Central Bank and Bank of Japan, however, will remain “on hold” given sluggish economic conditions in these geographies, creating potential increased divergence between the economic prospects in the U.S. and elsewhere.

Top Ten Holdings as of April 30, 2017 (as a percentage of net assets)

Simon Property Group, Inc.	4.9%
ProLogis, Inc.	3.3%
GGP, Inc.	2.9%
Mitsui Fudosan Co., Ltd.	2.7%
Public Storage, Inc.	2.6%
Welltower, Inc.	2.5%
AvalonBay Communities, Inc.	2.4%
Cheung Kong Property Holdings Ltd.	2.3%
Vornado Realty Trust	2.3%
Link REIT	2.2%

Portfolio holdings are subject to change daily.

Real estate stocks are performing positively despite near-term headwinds from expected higher interest rates, particularly in the U.S. With global real estate companies trading at an approximate 7% discount to our estimate of inherent real estate value, and an implied capitalization rate approaching 6% globally, we believe global real estate stocks remain attractively priced.

The Fund trailed the benchmark during the period, primarily as the result of stock selection. Stock selection decisions in the U.S., Hong Kong and Continental Europe accounted for most of the relative shortfall, more than offsetting the benefit of positive stock selection in Australia and the U.K. during the period. In the U.S., positioning in the mall and shopping centers sectors hurt performance as retailers continue to be besieged by negative headlines surrounding store closings and the threat from on-line shopping. We believe the sell-off to be overdone and maintain an overweight investment in Class A malls. Relative performance in Continental Europe was negative, due in large part to the angst surrounding the French election, which caused weakness in Frency property companies during the six-month period. Asset allocation was a modest detractor to relative performance as the benefit from favorable positioning in Hong Kong, Australia and the U.S. was offset by positioning decisions in Japan and Singapore.

Current Strategy and Outlook: In North America, we favor the U.S. and prefer what we believe are attractively valued stocks that offer visible earnings growth, conservative balance sheets and modest development pipelines. We are overweight sectors and stocks where we are positive on the fundamentals and the valuations seem reasonable to cheap, and we are underweight where fundamentals are weak and valuations are not cheap to justify poor fundamentals. We favor class A mall companies, industrial, technology, office and select residential companies; we are more selective in the storage, healthcare, net lease, shopping center and hotel sectors. Within residential, we like manufactured housing, apartment REITs with portfolios in non-coastal markets and single family for rent REITs. Class A mall stocks have been oversold on on-line shopping concerns and we believe offer good value at these levels. We remain selective on the more bond-like sectors that offer modest growth and trade less attractively relative to our estimate of underlying private market real estate value. We favor companies which offer growth in an economic environment which will see fiscal stimulus, increased consumer spending and higher rates of inflation.

4

PORTFOLIO MANAGERS’ REPORT	VOYA GLOBAL REAL ESTATE FUND

In the Asia-Pacific region, we like Hong Kong and have become more positive on Singapore but are more cautious on Australia. We have become more positive on Hong Kong in recent months as we believe valuations remain attractive relative to property fundamentals which are showing moderate signs of improvement off of sluggish levels. We are more positive on Singapore given a potential inflection point in what otherwise has been a sluggish market due to oversupply in the office sector. Australian investments are benefiting from an attractive combination of yield and growth but are reaching valuations levels which give us some pause, particularly in the residential market which is overheated. In Japan, we prefer companies with exposure to the Tokyo office market, which continues to experience improved rental growth as vacancies have fallen below the 4% threshold at which landlords enjoy increasing pricing power, particularly with an increase in inflation expectations. We also like Japanese retail in urban locations which is benefiting from strong inbound tourism and consumer spending as well as Japanese REITs with access to robust acquisition pipelines from their sponsors. Elevated housing policy risk remains a constant in Asia, which otherwise is a region that should benefit from improving global economic growth.

We are becoming more positive on Europe given clear indications of economic growth and stable property fundamentals, despite elevated macro-economic risk because of Brexit and elections on the Continent. Given continued uncertainty surrounding the future economic and political relationship between the U.K. and E.U., and issues surrounding where we are in the economic and real estate cycles, we believe cautious positioning is appropriate in the U.K. although we are becoming more positive as the result of property fundamentals which are holding up fairly well. U.K. property shares will continue to be volatile and subject to the political vagaries of the Brexit process, despite arguably “pricing in” much of this risk. On the Continent, economic releases reflect improving economic conditions off a low base, against a backdrop of attractive financing and macro political risk that may be diminishing. We have become more positive on markets with growth, including Sweden, and those with attractive valuations, including a number of the French-based shopping center/mall companies. Our positioning in the Paris office market would benefit from any future relocation of companies from the U.K., as well as from gradually improving office fundamentals, but both would take time. We remain selective on the office markets in Paris and on the Continent.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

5

VOYA INTERNATIONAL REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of April 30, 2017 (as a percentage of net assets)

Japan	24.1%
Hong Kong	20.1%
Australia	12.9%
United Kingdom	11.0%
France	7.0%
Germany	6.9%
Singapore	4.8%
Canada	4.0%
Sweden	2.5%
Spain	1.8%
Countries between 0.3%-1.5%ˆ	4.4%
Assets in Excess of Other Liabilities*	0.5%
Net Assets	100.0%

* Includes short-term investments.
ˆ Includes 5 countries, which each represents 0.3%-1.5% of net assets.

Portfolio holdings are subject to change daily.

Voya International Real Estate Fund (the “Fund”) seeks to provide investors with high total return. The Fund is managed by T. Ritson Ferguson, CFA, Chief Executive Officer and Global Chief Investment Officer, Steven D. Burton, CFA, Co-Chief Investment Officer, and Joseph P. Smith, CFA, President and Co-Chief Investment Officer, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the six-month period ended April 30, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.97% compared to the FTSE EPRA/NAREIT Developed ex-US Net Index and S&P 500® Index which returned 4.72% and 13.32%, respectively, for the same period.

Portfolio Specifics: International real estate shares, as measured by the FTSE EPRA/NAREIT Developed ex-US Net Index, generated a return of 4.72% over the past six months as all regions delivered positive performance. Property stocks in Europe were the best performing by region, up 8.6%, led by a rebound in U.K. stocks which were up 19.2% during the period. The Americas region performed roughly in-line as returns in Canada were 4.9%. The Asia-Pacific region lagged as a group, up 2.5%, as property stocks in Singapore, Hong Kong and Australia all delivered above benchmark performance but this was offset by underperformance of the Japanese market, which was down 4.5%.

Real estate stocks are performing well despite near-term headwinds from expected higher interest rates, particularly in the U.S. With international real estate companies trading at an approximate 15% discount to our estimate of inherent real estate value, and an implied capitalization rate approaching 6% globally, we believe real estate stocks remain attractively priced. We underwrite international property companies to generate 6% earnings growth (cash flow per share) in 2017 — a modest deceleration from earnings growth in 2016. In Europe, U.K. property company values are holding up relatively well despite Brexit, supported by embedded growth via longer-term leases. Continental European companies are seeing the most growth in Spain and Sweden, plus pan-European Class A mall and German residential companies. In the Asia-Pacific region, property fundamentals show improvement in the office markets of Tokyo, Sydney, and to a lesser extent Hong Kong; the Singapore office market remains challenged. Retail companies are seeing demand which is steady to improving, albeit off of subdued levels. Policy risk remains a constant variable in all Asian markets, particularly in the residential sector which shows signs of overheating in Australia but remains soft in Singapore and modestly improving in Hong Kong. Canadian real estate companies will provide an above average current yield via the dividend but more subdued earnings growth.

The Fund underperformed the FTSE EPRA/NAREIT Developed ex-US Index , as positive stock selection was offset by the impact of asset allocation decisions. Stock selection in the Asia-Pacific region was the largest contributor to relative performance, led by strong stock selection in Japan and Australia. In Japan, overweight positions to higher-quality Japanese REITs helped performance. In Australia, positioning in the industrial and retail sectors benefited performance. This was somewhat offset by sub-par stock selection in Hong Kong during the period. Stock selection in the Americas and Europe detracted from performance during the period, although stock selection in the U.K. was positive. Asset allocation was a modest drag on performance as favorable positioning in the Asia-Pacific region was offset by positioning decisions in Europe and the Americas.

Top Ten Holdings as of April 30, 2017 (as a percentage of net assets)

Cheung Kong Property Holdings Ltd.	5.2%
Mitsui Fudosan Co., Ltd.	4.0%
Scentre Group	3.7%
Unibail-Rodamco SE	3.7%
Link REIT	3.5%
Mitsubishi Estate Co., Ltd.	3.0%
Sun Hung Kai Properties Ltd.	2.9%
Hang Lung Properties Ltd.	2.8%
Orix JREIT, Inc.	2.7%
Charter Hall Retail REIT	2.7%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: In the Asia-Pacific region, we like Hong Kong and have become more positive on Singapore but are more cautious on Australia. We have become more positive on Hong Kong in recent months as we believe valuations remain attractive relative to property fundamentals which are showing moderate signs of improvement off of sluggish levels. We are more positive on Singapore given a potential inflection point in what otherwise has been a sluggish market due to oversupply in the office sector. Australian investments are benefiting from an attractive combination of yield and growth but are reaching valuations levels which give us some pause, particularly in the residential market which is overheated. In Japan, we prefer companies with exposure to the Tokyo office market, which continues to experience improved rental growth as vacancies have fallen below the 4% threshold at which landlords enjoy increasing pricing power, particularly with an increase in inflation expectations. We also like Japanese retail in urban locations which is benefiting from strong inbound tourism and consumer spending as well as Japanese REITs with access to robust acquisition pipelines from their sponsors. Elevated housing policy risk remains a constant in Asia, which otherwise is a region that should benefit from improving global economic growth.

6

PORTFOLIO MANAGERS’ REPORT	VOYA INTERNATIONAL REAL ESTATE FUND

We are becoming more positive on Europe given clear indications of economic growth and stable property fundamentals, despite elevated macro-economic risk because of Brexit and elections on the Continent. Given continued uncertainty surrounding the future economic and political relationship between the U.K. and E.U., and issues surrounding where we are in the economic and real estate cycles, we believe cautious positioning is appropriate in the U.K. although are becoming more positive as property fundamentals are holding up fairly well. U.K. property shares will continue to be volatile and subject to the political vagaries of the Brexit process, despite arguably “pricing in” much of this risk. On the Continent, economic releases reflect improving economic conditions off a low base, against a backdrop of attractive financing and macro political risk that may be diminishing. We have become more positive on markets with growth, including Sweden, and those with attractive valuations, including a number of the French-based shopping center/mall companies. Our positioning in the Paris office market would benefit from any future relocation of companies from the U.K., as well as from gradually improving office fundamentals, but both would take time. We remain selective on the office markets in Paris and on the Continent.

We believe the Canadian REITs will provide stable total return anchored by dividend yield. We prefer what we believe are attractively valued stocks that offer visible earnings growth, conservative balance sheets and modest development pipelines. We are overweight sectors and stocks where we are positive on the fundamentals and the valuations seem reasonable to cheap, and we are underweight where fundamentals are weak and valuations are not cheap to justify poor fundamentals.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

7

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2016 to April 30, 2017. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2017*	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2017*
Voya Global Real Estate Fund
Class A	$1,000.00	$1,014.70	1.33%	$6.64	$1,000.00	$1,018.20	1.33%	$6.66
Class B	1,000.00	1,010.50	2.08	10.37	1,000.00	1,014.48	2.08	10.39
Class C	1,000.00	1,010.80	2.08	10.37	1,000.00	1,014.48	2.08	10.39
Class I	1,000.00	1,016.10	1.04	5.20	1,000.00	1,019.64	1.04	5.21
Class O	1,000.00	1,014.60	1.33	6.64	1,000.00	1,018.20	1.33	6.66
Class R	1,000.00	1,013.40	1.58	7.89	1,000.00	1,016.96	1.58	7.90
Class R6	1,000.00	1,017.00	0.89	4.45	1,000.00	1,020.38	0.89	4.46
Class W	1,000.00	1,015.90	1.08	5.40	1,000.00	1,019.44	1.08	5.41
Voya International Real Estate Fund
Class A	$1,000.00	$1,039.70	1.46%	$7.38	$1,000.00	$1,017.55	1.46%	$7.30
Class B	1,000.00	1,034.70	2.21	11.15	1,000.00	1,013.84	2.21	11.04
Class C	1,000.00	1,034.70	2.21	11.15	1,000.00	1,013.84	2.21	11.04
Class I	1,000.00	1,040.30	1.18	5.97	1,000.00	1,018.94	1.18	5.91
Class W	1,000.00	1,041.10	1.21	6.12	1,000.00	1,018.79	1.21	6.06

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

8

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2017 (UNAUDITED)

	Voya Global Real Estate Fund	Voya International Real Estate Fund
ASSETS:
Investments in securities at fair value*	$2,348,929,157	$307,399,168
Short-term investments at fair value**	3,399,596	1,816,756
Total investments at fair value	$2,352,328,753	$309,215,924
Foreign currencies at value***	—	362,339
Receivables:
Investment securities sold	89,198,477	8,001,631
Fund shares sold	3,665,501	81,110
Dividends	4,146,973	1,180,249
Foreign tax reclaims	1,188,307	174,594
Unrealized appreciation on forward foreign currency contracts	2,507	256
Prepaid expenses	67,562	38,506
Reimbursement due from manager	—	32,392
Receivable due from manager	67,568	—
Other assets	98,213	16,751
Total assets	2,450,763,861	319,103,752
LIABILITIES:
Payable for investment securities purchased	64,058,352	9,200,065
Payable for fund shares redeemed	22,548,478	591,760
Unrealized depreciation on forward foreign currency contracts	21,683	1,342
Payable for investment management fees	1,636,705	277,850
Payable for distribution and shareholder service fees	174,291	21,907
Payable to trustees under the deferred compensation plan (Note 6)	98,213	16,751
Payable for trustee fees	13,454	1,810
Other accrued expenses and liabilities	1,130,443	134,721
Total liabilities	89,681,619	10,246,206
NET ASSETS	$2,361,082,242	$308,857,546
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,753,441,939	$518,962,164
Undistributed (distributions in excess of) net investment income or accumulated net investment loss	(20,914,289)	39,836
Accumulated net realized gain (loss)	5,276,196	(259,493,699)
Net unrealized appreciation	623,278,396	49,349,245
NET ASSETS	$2,361,082,242	$308,857,546

* Cost of investments in securities	$1,725,641,456	$258,049,535
** Cost of short-term investments	$3,399,596	$1,816,756
*** Cost of foreign currencies	$—	$362,365

See Accompanying Notes to Financial Statements

9

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2017 (UNAUDITED) (CONTINUED)

	Voya Global Real Estate Fund	Voya International Real Estate Fund
Class A
Net assets	$325,939,473	$69,947,790
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	17,068,295	8,544,898
Net asset value and redemption price per share†	$19.10	$8.19
Maximum offering price per share (5.75%)(1)	$20.27	$8.69

Class B
Net assets	$656,689	$28,941
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	43,136	3,532
Net asset value and redemption price per share†	$15.22	$8.19

Class C
Net assets	$120,262,644	$8,807,195
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	7,372,291	1,080,151
Net asset value and redemption price per share†	$16.31	$8.15

Class I
Net assets	$1,534,721,518	$218,731,261
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	80,439,465	26,703,013
Net asset value and redemption price per share	$19.08	$8.19

Class O
Net assets	$11,380,539	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	596,335	n/a
Net asset value and redemption price per share	$19.08	n/a

Class R
Net assets	$2,887,393	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	151,758	n/a
Net asset value and redemption price per share	$19.03	n/a

Class R6
Net assets	$74,808,729	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	3,920,642	n/a
Net asset value and redemption price per share	$19.08	n/a

Class W
Net assets	$290,425,257	$11,342,359
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	15,189,951	1,378,643
Net asset value and redemption price per share	$19.12	$8.23

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

10

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2017 (UNAUDITED)

	Voya Global Real Estate Fund	Voya International Real Estate Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$34,013,436	$5,818,664
Securities lending income, net	5,565	—
Total investment income	34,019,001	5,818,664
EXPENSES:
Investment management fees	10,891,428	1,919,236
Distribution and shareholder service fees:
Class A	526,927	113,146
Class B	4,395	164
Class C	655,071	45,080
Class O	14,165	—
Class R	7,360	—
Transfer agent fees:
Class A	412,657	32,376
Class B	860	11
Class C	128,275	3,226
Class I	1,360,682	8,830
Class O	11,106	—
Class R	2,883	—
Class R6	669	—
Class W	281,067	5,223
Shareholder reporting expense	232,200	8,186
Registration fees	65,863	34,298
Professional fees	70,139	16,235
Custody and accounting expense	384,876	91,912
Trustee fees	40,361	5,430
Miscellaneous expense	149,210	24,691
Interest expense	4,343	5,539
Total expenses	15,244,537	2,313,583
Waived and reimbursed fees	—	(19,634)
Brokerage commission recapture	(22,504)	—
Net expenses	15,222,033	2,293,949
Net investment income	18,796,968	3,524,715
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	175,037,482	5,939,798
Foreign currency related transactions	(534,445)	(194,424)
Net realized gain	174,503,037	5,745,374
Net change in unrealized appreciation (depreciation) on:
Investments	(161,629,328)	(447,925)
Foreign currency related transactions	45,035	49,538
Net change in unrealized appreciation (depreciation)	(161,584,293)	(398,387)
Net realized and unrealized gain	12,918,744	5,346,987
Increase in net assets resulting from operations	$31,715,712	$8,871,702

* Foreign taxes withheld	$1,980,463	$651,271

See Accompanying Notes to Financial Statements

11

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Voya Global Real Estate Fund		Voya International Real Estate Fund
	Six Months Ended April 30, 2017	Year Ended October 31, 2016	Six Months Ended April 30, 2017	Year Ended October 31, 2016
FROM OPERATIONS:
Net investment income	$18,796,968	$69,294,633	$3,524,715	$9,009,083
Net realized gain	174,503,037	255,673,739	5,745,374	9,561,051
Net change in unrealized appreciation (depreciation)	(161,584,293)	(358,489,264)	(398,387)	(30,443,803)
Increase (decrease) in net assets resulting from operations	31,715,712	(33,520,892)	8,871,702	(11,873,669)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(9,043,467)	(18,477,039)	(8,462,611)	(2,151,426)
Class B	(21,167)	(55,273)	(3,166)	(394)
Class C	(2,794,510)	(3,953,072)	(708,988)	(83,430)
Class I	(39,658,530)	(67,609,722)	(21,184,365)	(6,192,024)
Class O	(242,047)	(336,143)	—	—
Class R	(59,353)	(65,226)	—	—
Class R6	(1,728,053)	(3,226,379)	—	—
Class W	(6,185,458)	(9,554,098)	(1,327,372)	(429,059)
Net realized gains:
Class A	(1,306,763)	—	—	—
Class B	(3,398)	—	—	—
Class C	(426,451)	—	—	—
Class I	(4,928,415)	—	—	—
Class O	(30,659)	—	—	—
Class R	(7,769)	—	—	—
Class R6	(204,447)	—	—	—
Class W	(728,019)	—	—	—
Total distributions	(67,368,506)	(103,276,952)	(31,686,502)	(8,856,333)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	316,672,105	648,846,575	41,753,021	77,690,338
Reinvestment of distributions	60,775,751	93,677,340	14,497,392	3,443,115
	377,447,856	742,523,915	56,250,413	81,133,453
Cost of shares redeemed	(1,072,027,733)	(1,690,366,108)	(180,120,558)	(249,672,898)
Net decrease in net assets resulting from capital share transactions	(694,579,877)	(947,842,193)	(123,870,145)	(168,539,445)
Net decrease in net assets	(730,232,671)	(1,084,640,037)	(146,684,945)	(189,269,447)

NET ASSETS:
Beginning of year or period	3,091,314,913	4,175,954,950	455,542,491	644,811,938
End of year or period	$2,361,082,242	$3,091,314,913	$308,857,546	$455,542,491
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$(20,914,289)	$56,008,666	$39,836	$28,201,623

See Accompanying Notes to Financial Statements

12

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Real Estate Fund
Class A
04-30-17	19.27	0.12	•	0.15	0.27	0.39	0.05	—	0.44	—	19.10	1.47	1.33	1.33	1.33	1.30	325,939	34
10-31-16	20.01	0.34	•	(0.55)	(0.21)	0.53	—	—	0.53	—	19.27	(1.15)	1.30	1.30	1.30	1.71	588,084	34
10-31-15	20.42	0.23	•	(0.21)	0.02	0.43	—	—	0.43	—	20.01	0.11	1.26	1.26	1.26	1.13	877,431	42
10-31-14	18.85	0.28	•	1.70	1.98	0.41	—	—	0.41	—	20.42	10.64	1.26	1.26	1.26	1.45	1,199,991	40
10-31-13	17.57	0.23	•	1.76	1.99	0.71	—	—	0.71	—	18.85	11.53	1.24	1.24	1.24	1.27	1,520,287	38
10-31-12	15.74	0.26		1.93	2.19	0.30	—	0.06	0.36	—	17.57	14.04	1.30	1.30	1.30	1.61	1,382,691	36
Class B
04-30-17	15.45	0.04	•	0.11	0.15	0.33	0.05	—	0.38	—	15.22	1.05	2.08	2.08	2.08	0.58	657	34
10-31-16	16.15	0.17	•	(0.46)	(0.29)	0.41	—	—	0.41	—	15.45	(1.90)	2.05	2.05	2.05	1.04	1,309	34
10-31-15	16.56	0.09	•	(0.20)	(0.11)	0.30	—	—	0.30	—	16.15	(0.66)	2.01	2.01	2.01	0.52	3,165	42
10-31-14	15.37	0.11	•	1.38	1.49	0.30	—	—	0.30	—	16.56	9.82	2.01	2.01	2.01	0.68	8,228	40
10-31-13	14.45	0.08	•	1.44	1.52	0.60	—	—	0.60	—	15.37	10.74	1.99	1.99	1.99	0.53	10,867	38
10-31-12	13.02	0.12	•	1.57	1.69	0.20	—	0.06	0.26	—	14.45	13.11	2.05	2.05	2.05	0.87	12,849	36
Class C
04-30-17	16.53	0.04	•	0.13	0.17	0.34	0.05	—	0.39	—	16.31	1.08	2.08	2.08	2.08	0.46	120,263	34
10-31-16	17.25	0.17	•	(0.48)	(0.31)	0.41	—	—	0.41	—	16.53	(1.91)	2.05	2.05	2.05	0.97	146,114	34
10-31-15	17.67	0.06	•	(0.17)	(0.11)	0.31	—	—	0.31	—	17.25	(0.65)	2.01	2.01	2.01	0.34	184,435	42
10-31-14	16.37	0.11	•	1.48	1.59	0.29	—	—	0.29	—	17.67	9.84	2.01	2.01	2.01	0.66	215,023	40
10-31-13	15.35	0.08	•	1.54	1.62	0.60	—	—	0.60	—	16.37	10.72	1.99	1.99	1.99	0.52	228,913	38
10-31-12	13.81	0.12	•	1.68	1.80	0.20	—	0.06	0.26	—	15.35	13.11	2.05	2.05	2.05	0.86	209,857	36
Class I
04-30-17	19.26	0.14	•	0.16	0.30	0.43	0.05	—	0.48	—	19.08	1.61	1.04	1.04	1.04	1.50	1,534,722	34
10-31-16	20.01	0.40	•	(0.56)	(0.16)	0.59	—	—	0.59	—	19.26	(0.90)	1.01	1.01	1.01	2.02	1,950,686	34
10-31-15	20.42	0.28	•	(0.20)	0.08	0.49	—	—	0.49	—	20.01	0.41	0.99	0.99	0.99	1.39	2,665,641	42
10-31-14	18.85	0.34		1.69	2.03	0.46	—	—	0.46	—	20.42	10.97	0.98	0.98	0.98	1.67	3,294,318	40
10-31-13	17.57	0.28	•	1.76	2.04	0.76	—	—	0.76	—	18.85	11.83	0.97	0.97	0.97	1.54	2,824,712	38
10-31-12	15.75	0.28		1.95	2.23	0.35	—	0.06	0.41	—	17.57	14.30	1.00	1.00	1.00	1.88	2,495,254	36
Class O
04-30-17	19.26	0.11	•	0.16	0.27	0.40	0.05	—	0.45	—	19.08	1.46	1.33	1.33	1.33	1.19	11,381	34
10-31-16	20.01	0.33		(0.55)	(0.22)	0.53	—	—	0.53	—	19.26	(1.18)	1.30	1.30	1.30	1.70	11,929	34
10-31-15	20.42	0.22	•	(0.20)	0.02	0.43	—	—	0.43	—	20.01	0.12	1.26	1.26	1.26	1.08	12,976	42
10-31-14	18.85	0.26		1.72	1.98	0.41	—	—	0.41	—	20.42	10.65	1.26	1.26	1.26	1.40	14,360	40
10-31-13	17.57	0.23	•	1.76	1.99	0.71	—	—	0.71	—	18.85	11.52	1.24	1.24	1.24	1.27	14,157	38
10-31-12	15.74	0.26	•	1.93	2.19	0.30	—	0.06	0.36	—	17.57	14.03	1.30	1.30	1.30	1.61	13,974	36
Class R
04-30-17	19.21	0.09	•	0.16	0.25	0.38	0.05	—	0.43	—	19.03	1.34	1.58	1.58	1.58	0.93	2,887	34
10-31-16	19.96	0.29	•	(0.55)	(0.26)	0.49	—	—	0.49	—	19.21	(1.40)	1.55	1.55	1.55	1.46	3,100	34
10-31-15	20.37	0.15	•	(0.18)	(0.03)	0.38	—	—	0.38	—	19.96	(0.12)	1.51	1.51	1.51	0.72	2,231	42
10-31-14	18.82	0.23	•	1.69	1.92	0.37	—	—	0.37	—	20.37	10.35	1.51	1.51	1.51	1.17	1,631	40
10-31-13	17.52	0.20	•	1.74	1.94	0.64	—	—	0.64	—	18.82	11.28	1.49	1.49	1.49	1.06	733	38
10-31-12	15.73	0.16	•	1.98	2.14	0.29	—	0.06	0.35	—	17.52	13.71	1.55	1.55	1.55	0.97	1,134	36
Class R6
04-30-17	19.26	0.15	•	0.17	0.32	0.45	0.05	—	0.50	—	19.08	1.70	0.89	0.89	0.89	1.64	74,809	34
10-31-16	20.01	0.43	•	(0.56)	(0.13)	0.62	—	—	0.62	—	19.26	(0.75)	0.87	0.87	0.87	2.17	85,600	34
10-31-15	20.42	0.29	•	(0.19)	0.10	0.51	—	—	0.51	—	20.01	0.53	0.87	0.87	0.87	1.45	105,257	42
07-15-14(4)–10-31-14	20.36	(0.03	)•	0.20	0.17	0.11	—	—	0.11	—	20.42	0.87	0.87	0.87	0.87	(0.56)	103,446	40
Class W
04-30-17	19.30	0.13	•	0.17	0.30	0.43	0.05	—	0.48	—	19.12	1.59	1.08	1.08	1.08	1.43	290,425	34
10-31-16	20.05	0.38		(0.55)	(0.17)	0.58	—	—	0.58	—	19.30	(0.92)	1.05	1.05	1.05	1.97	304,493	34
10-31-15	20.46	0.27	•	(0.20)	0.07	0.48	—	—	0.48	—	20.05	0.38	1.01	1.01	1.01	1.35	324,820	42
10-31-14	18.89	0.33	•	1.70	2.03	0.46	—	—	0.46	—	20.46	10.91	1.01	1.01	1.01	1.70	392,003	40
10-31-13	17.60	0.27		1.77	2.04	0.75	—	—	0.75	—	18.89	11.84	0.99	0.99	0.99	1.51	388,314	38
10-31-12	15.77	0.29		1.94	2.23	0.34	—	0.06	0.40	—	17.60	14.29	1.05	1.05	1.05	1.82	371,321	36

See Accompanying Notes to Financial Statements

13

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
Voya International Real Estate Fund
Class A
04-30-17	8.56	0.07	•	0.23	0.30	0.67	—	—	0.67	—	8.19	3.97		1.49	1.46	1.46	1.79	69,948	49
10-31-16	8.88	0.13		(0.32)	(0.19)	0.13	—	—	0.13	—	8.56	(2.17)		1.45	1.45	1.45	1.49	123,744	89
10-31-15	9.52	0.13		(0.31)	(0.18)	0.44	—	0.02	0.46	—	8.88	(1.91	)(a)	1.40	1.40	1.40	1.39	166,211	84
10-31-14	9.66	0.16		0.23	0.39	0.53	—	—	0.53	—	9.52	4.30		1.42	1.42	1.42	1.74	185,840	67
10-31-13	8.99	0.13		1.15	1.28	0.61	—	—	0.61	—	9.66	14.70		1.46	1.45	1.45	1.44	192,225	50
10-31-12	7.81	0.19		1.18	1.37	0.19	—	—	0.19	—	8.99	17.90		1.47	1.50	1.50	2.23	179,398	44
Class B
04-30-17	8.57	0.05	•	0.21	0.26	0.64	—	—	0.64	—	8.19	3.47		2.24	2.21	2.21	1.17	29	49
10-31-16	8.87	0.07	•	(0.32)	(0.25)	0.05	—	—	0.05	—	8.57	(2.83)		2.20	2.20	2.20	0.79	43	89
10-31-15	9.50	0.11	•	(0.36)	(0.25)	0.36	—	0.02	0.38	—	8.87	(2.71	)(a)	2.15	2.15	2.15	1.14	196	84
10-31-14	9.64	0.09	•	0.23	0.32	0.46	—	—	0.46	—	9.50	3.49		2.17	2.17	2.17	1.01	1,138	67
10-31-13	8.96	0.06	•	1.15	1.21	0.53	—	—	0.53	—	9.64	13.96		2.21	2.20	2.20	0.69	1,554	50
10-31-12	7.78	0.13		1.18	1.31	0.13	—	—	0.13	—	8.96	17.07		2.22	2.25	2.25	1.46	1,682	44
Class C
04-30-17	8.53	0.04	•	0.21	0.25	0.63	—	—	0.63	—	8.15	3.47		2.24	2.21	2.21	1.05	8,807	49
10-31-16	8.84	0.06		(0.31)	(0.25)	0.06	—	—	0.06	—	8.53	(2.81)		2.20	2.20	2.20	0.73	10,394	89
10-31-15	9.49	0.07		(0.33)	(0.26)	0.37	—	0.02	0.39	—	8.84	(2.74	)(a)	2.15	2.15	2.15	0.64	13,225	84
10-31-14	9.63	0.09	•	0.23	0.32	0.46	—	—	0.46	—	9.49	3.52		2.17	2.17	2.17	0.98	15,391	67
10-31-13	8.96	0.07		1.14	1.21	0.54	—	—	0.54	—	9.63	13.88		2.21	2.20	2.20	0.69	17,163	50
10-31-12	7.78	0.12		1.19	1.31	0.13	—	—	0.13	—	8.96	17.07		2.22	2.25	2.25	1.46	16,340	44
Class I
04-30-17	8.57	0.08	•	0.22	0.30	0.68	—	—	0.68	—	8.19	4.03		1.18	1.18	1.18	2.05	218,731	49
10-31-16	8.89	0.16		(0.32)	(0.16)	0.16	—	—	0.16	—	8.57	(1.85)		1.13	1.13	1.13	1.80	301,304	89
10-31-15	9.53	0.15	•	(0.30)	(0.15)	0.47	—	0.02	0.49	—	8.89	(1.59	)(a)	1.09	1.09	1.09	1.65	432,423	84
10-31-14	9.67	0.18		0.24	0.42	0.56	—	—	0.56	—	9.53	4.62		1.12	1.12	1.12	1.98	399,924	67
10-31-13	9.00	0.16		1.15	1.31	0.64	—	—	0.64	—	9.67	15.04		1.15	1.14	1.14	1.76	331,721	50
10-31-12	7.82	0.20		1.20	1.40	0.22	—	—	0.22	—	9.00	18.30		1.17	1.17	1.17	2.56	288,945	44
Class W
04-30-17	8.60	0.08	•	0.23	0.31	0.68	—	—	0.68	—	8.23	4.11		1.24	1.21	1.21	2.10	11,342	49
10-31-16	8.92	0.16		(0.33)	(0.17)	0.15	—	—	0.15	—	8.60	(1.91)		1.20	1.20	1.20	1.74	20,057	89
10-31-15	9.56	0.13		(0.29)	(0.16)	0.46	—	0.02	0.48	—	8.92	(1.65	)(a)	1.15	1.15	1.15	1.55	32,756	84
10-31-14	9.70	0.18		0.23	0.41	0.55	—	—	0.55	—	9.56	4.55		1.17	1.17	1.17	1.93	32,251	67
10-31-13	9.02	0.15		1.16	1.31	0.63	—	—	0.63	—	9.70	15.06		1.21	1.20	1.20	1.70	29,625	50
10-31-12	7.84	0.16		1.23	1.39	0.21	—	—	0.21	—	9.02	18.15		1.22	1.22	1.22	2.20	23,057	44

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

(a)	Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, International Real Estate total return would have been (2.03)%, (2.82)%, (2.86)%, (1.71)% and (1.77)% for Classes A, B, C, I and W, respectively.

•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

14

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2017 (UNAUDITED)

NOTE 1 — ORGANIZATION

Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are fifteen separate active investment series, two of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya Global Real Estate Fund (“Global Real Estate”) and Voya International Real Estate Fund (“International Real Estate”). Each Fund is a diversified series of the Trust.

Each Fund offers at least five or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R, Class R6 and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges. At the close of business on May 2, 2017, all outstanding Class B shares of each respective Fund were converted to Class A shares of the same Fund, which is prior to the date the Class B shares would normally be converted to Class A shares.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.   Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

15

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2017 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable

16

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2017 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Portfolios of Investments.

U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.

For the period ended April 30, 2017, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

The Funds estimate components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Funds no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

1.	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

2.	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an

17

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2017 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the

18

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2017 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

European Union are) implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Fund to new kinds of costs and risks.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

At April 30, 2017, the Funds had not entered into any Master Agreements.

E.  Forward Foreign Currency Transactions. Each Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the period ended April 30, 2017, Global Real Estate and International Real Estate had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below. Each Fund used forward foreign currency contracts primarily to protect their non-U.S. dollar denominated holdings from adverse currency movements. Please refer to the tables following the respective Portfolio of Investments for each Fund for open forward foreign currency contracts at April 30, 2017.

	Buy	Sell
Global Real Estate	$14,899,215	$17,615,756
International Real Estate	1,868,119	1,328,431

F.  Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund declares and pays dividends, if any, quarterly and each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

G.  Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

H.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that

19

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2017 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.

J.  Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

K.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended April 30, 2017, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Global Real Estate	$925,532,593	$1,646,505,254
International Real Estate	176,065,776	320,622,231

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates.

Fund	As a Percentage of Average Daily Net Assets
Global Real Estate	0.90% on the first $250 million; 0.875% on the next $250 million; and 0.80% in excess of $500 million
International Real Estate	1.10% on the first $250 million; 1.00% on the next $250 million; and 0.90% in excess of $500 million

CBRE Clarion Securities LLC serves as the sub-adviser to the Funds. The sub-adviser provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of each respective Fund. Subject to such policies as the Board or Investment Adviser may determine, the sub-adviser manages each Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations.

20

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2017 (UNAUDITED) (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds, except Class I, Class R6, and Class W, has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Fund	Class A	Class B	Class C	Class O	Class R
Global Real Estate	0.25%	1.00%	1.00%	0.25%	0.50%
International Real Estate	0.25%	1.00%	1.00%	N/A	N/A

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended April 30, 2017, the Distributor retained the following amounts in sales charges from the following Funds:

	Class A	Class C
Initial Sales Charges:
Global Real Estate	$4,011	$—
International Real Estate	166	—

Contingent Deferred Sales Charges:
Global Real Estate	$1,937	$1,807
International Real Estate	—	60

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At April 30, 2017, there were no direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. that owned more than 5% of the Funds.

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Investment Adviser may request that the Funds’ sub-adviser use its best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.

The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class R6	Class W
Global Real Estate	1.40%	2.15%	2.15%	1.15%	1.40%	1.65%	1.10%	1.15%
International Real Estate	1.50%	2.25%	2.25%	1.25%	N/A	N/A	N/A	1.25%

Pursuant to a side letter agreement, through at least March 1, 2018, the Investment Adviser and CBRE Clarion Securities LLC have further lowered the expense limits for International Real Estate. If the Investment Adviser and CBRE Clarion Securities LLC elect not to renew the side letter agreement, the expense limits will revert to the limits listed in the table above. Termination or modification of this obligation requires approval by the Board.

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class R6	Class W
International Real Estate(1)	1.45%	2.20%	2.20%	1.20%	N/A	N/A	N/A	1.20%

(1)	Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

21

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2017 (UNAUDITED) (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of April 30, 2017, the Funds did not have any amount of waived and/or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.

The expense limitation agreements are contractual through March 1, 2018 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (“Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Funds or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Funds utilized the line of credit during the period ended April 30, 2017 as follows:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Global Real Estate	12	$7,548,083	1.75%
International Real Estate	27	4,510,667	1.66

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Global Real Estate
Class A
4/30/2017	1,787,106	—	514,661	(15,754,433)	(13,452,666)	33,797,208	—	9,702,489	(297,281,210)	(253,781,513)
10/31/2016	6,135,191	—	871,940	(20,333,510)	(13,326,379)	118,903,877	—	17,511,724	(393,661,827)	(257,246,226)
Class B
4/30/2017	319	—	1,275	(43,165)	(41,571)	4,809	—	19,183	(650,533)	(626,541)
10/31/2016	476	—	3,008	(114,793)	(111,309)	7,648	—	48,553	(1,835,998)	(1,779,797)
Class C
4/30/2017	120,762	—	155,743	(1,742,611)	(1,466,106)	1,951,379	—	2,512,144	(28,267,575)	(23,804,052)
10/31/2016	305,452	—	175,332	(2,333,949)	(1,853,165)	5,238,377	—	3,032,165	(39,849,834)	(31,579,292)
Class I
4/30/2017	9,936,104	—	2,143,948	(32,925,130)	(20,845,078)	187,816,690	—	40,391,467	(623,118,929)	(394,910,772)
10/31/2016	19,960,808	—	3,056,679	(54,976,810)	(31,959,323)	392,279,836	—	61,372,408	(1,082,854,670)	(629,202,426)
Class O
4/30/2017	26,104	—	413	(49,432)	(22,915)	496,503	—	7,780	(934,954)	(430,671)
10/31/2016	47,781	—	461	(77,467)	(29,225)	948,367	—	9,274	(1,544,889)	(587,248)
Class R
4/30/2017	20,834	—	2,788	(33,238)	(9,616)	393,888	—	52,395	(627,784)	(181,501)
10/31/2016	87,988	—	2,554	(40,935)	49,607	1,707,636	—	51,283	(810,971)	947,948
Class R6
4/30/2017	442,256	—	102,540	(1,068,089)	(523,293)	8,380,593	—	1,932,500	(20,088,602)	(9,775,509)
10/31/2016	1,252,500	—	157,790	(2,226,616)	(816,326)	24,619,230	—	3,173,747	(44,449,397)	(16,656,420)

22

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2017 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Global Real Estate, continued
Class W
4/30/2017	4,429,272	—	326,066	(5,343,149)	(587,811)	83,831,035	—	6,157,793	(101,058,146)	(11,069,318)
10/31/2016	5,476,015	—	420,745	(6,321,612)	(424,852)	105,141,604	—	8,478,186	(125,358,522)	(11,738,732)
International Real Estate
Class A
4/30/2017	68,710	—	1,089,235	(7,061,461)	(5,903,516)	548,897	—	8,385,300	(55,873,002)	(46,938,805)
10/31/2016	229,744	—	245,121	(4,741,565)	(4,266,700)	1,999,321	—	2,133,624	(40,910,700)	(36,777,755)
Class B
4/30/2017	151	—	129	(1,782)	(1,502)	1,162	—	995	(13,696)	(11,539)
10/31/2016	10	—	26	(17,089)	(17,053)	91	—	222	(148,440)	(148,127)
Class C
4/30/2017	39,665	—	74,839	(252,840)	(138,336)	311,344	—	573,764	(2,016,311)	(1,131,203)
10/31/2016	40,485	—	7,673	(324,994)	(276,836)	335,518	—	66,790	(2,777,609)	(2,375,301)
Class I
4/30/2017	5,001,971	—	702,064	(14,156,164)	(8,452,129)	40,530,699	—	5,408,073	(114,078,676)	(68,139,904)
10/31/2016	8,579,341	—	134,982	(22,211,179)	(13,496,856)	72,694,268	—	1,176,821	(191,354,169)	(117,483,080)
Class W
4/30/2017	45,259	—	16,708	(1,014,686)	(952,719)	360,919	—	129,260	(8,138,873)	(7,648,694)
10/31/2016	334,267	—	7,541	(1,682,161)	(1,340,353)	2,661,140	—	65,658	(14,481,980)	(11,755,182)

NOTE 10 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At April 30, 2017, the Funds had no securities on loan.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

23

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2017 (UNAUDITED) (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

For Global Real Estate, the tax composition of dividends and distributions in the current tax period ending April 30, 2017 has been estimated below and may change after the Fund’s tax year-end of December 31, 2017. The tax composition of dividends and distributions to shareholders was as follows:

Four Months Ended April 30, 2017	Tax Year Ended December 31, 2016
Ordinary Income	Ordinary Income	Long-term Capital Gain
$13,478,765	$123,599,129	$7,635,921

For International Real Estate, the tax composition of dividends and distributions to shareholders was as follows:

Six Months Ended April 30, 2017	Year Ended October 31, 2016
Ordinary Income	Ordinary Income
$31,686,502	$8,856,333

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2016 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

				Capital Loss Carryforwards
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
Global Real Estate(1)	$671,955	$27,172,280	$545,367,677	$—	—	—
International Real Estate	28,232,983	—	22,554,795	(159,911,905)	Short-term	2017
				(43,046,092)	Short-term	2018
				(8,974,059)	Short-term	2019
				(16,247,826)	Short-term	None
				(9,871,026)	Long-term	None
				$(238,050,908)

(1)	As of the Fund’s tax year ended December 31, 2016.

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.

As of April 30, 2017, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.

NOTE 12 — LITIGATION

Section A- Cox I

On September 6, 2013, Voya Investments received service of the complaint in the derivative action of Jeremie Cox, Derivatively on Behalf of ING Global Real Estate Fund v ING Investments, LLC (“Cox I”) brought on behalf of Global Real Estate. The Cox I complaint, which was filed in the United States District Court for the District of Delaware (“Delaware Court”), alleges that Voya Investments breached its fiduciary duty under Section 36(b) of the Investment Company Act of 1940 by charging Global Real Estate excessive investment management fees (“Advisory Fees”) pursuant to a Management Agreement between Voya Investments and the Trust.

Chief among Plaintiff’s allegations is that Voya Investments retains the majority of the Advisory Fees, but hires a sub-adviser, CBRE Clarion Securities LLC, to perform essentially all of the investment management services for only a “fraction” of the total Advisory Fees. Cox I is one of many pending cases challenging the fees retained by mutual fund advisers that use a “manager of managers” structure.

The Cox I complaint seeks, among other things: (1) an order awarding damages on behalf of Global Real Estate against Voya Investments, including repayment of all unlawful and or excessive Advisory Fees paid to it by Global Real Estate from one year prior to the commencement of the action through the date of trial; and (2) rescission of the Management Agreement between Voya Investments and Global Real Estate.

24

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2017 (UNAUDITED) (CONTINUED)

NOTE 12 — LITIGATION (continued)

Section B- Cox II

On March 13, 2015, Plaintiff served a complaint in a second case, captioned Jeremie Cox, Derivatively on Behalf of ING Global Real Estate Fund v Voya Investments, LLC f/k/a ING Investments, LLC and Voya Funds Services, LLC f/k/a ING Funds Services, LLC (“Cox II”). In the Cox II complaint, the Plaintiff reasserts his Section 36(b) claims with respect to the Advisory Fees as noted in Cox I, but adds a claim that the fees paid by Global Real Estate to Voya Funds Services, LLC (“VFS”) for administrative services (“Administrative Fees”) are excessive under Section 36(b). The Cox II complaint thus adds a claim, excessive Administrative Fees, and a defendant, VFS. Defendants’ Answer to the Complaint was filed on May 15, 2015.

In addition to the relief sought against Voya Investments in connection with the Management Agreement, the Cox II complaint seeks, among other things: (1) an order awarding damages on behalf of Global Real Estate against VFS, including repayment of all unlawful and/or excessive Administrative Fees paid to it by Global Real Estate from one year prior to the commencement of Cox II through the date of trial in the case; and (2) rescission of the Administrative Agreement between VFS and Global Real Estate. Prior to May 1, 2015, VFS served as administrator to Global Real Estate Fund, for which it charged Administrative Fees. On May 1, 2015, Voya Investments replaced VFS as administrator to Global Real Estate Fund, and the Administrative and Advisory Fees charged to the Global Real Estate Fund were aggregated in one management fee paid to Voya Investments.

Section C- Consolidation of Cox I and Cox II

On July 28, 2015, the Court issued an order approving the consolidation of Cox I and Cox II. The effect of the consolidation is that all submissions in both cases will be in one file before the Court, and the two cases will now proceed on the same schedule.

NOTE 13 — SUBSEQUENT EVENTS

Class conversion: On March 9, 2017, the Board approved the early conversion for all Funds’ Class B shares to Class A shares of the same Fund. At the close of business on May 2, 2017, all outstanding Class B shares of each respective Fund were converted to Class A shares of the same Fund, which is prior to the date the Class B shares would normally be converted to Class A shares.

Line of Credit renewal: Effective May 19, 2017, the funds to which the Credit Agreement is available have entered into a Credit Agreement with BNY for an aggregate amount of $400,000,000 and will continue to pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

25

Voya Global Real Estate Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of APRIL 30, 2017 (Unaudited)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.5%
		Australia: 5.4%
5,490,386		Goodman Group	$33,335,976	1.4
6,003,406		GPT Group	23,581,872	1.0
14,276,368		Scentre Group	46,062,777	1.9
6,586,788		Other Securities	25,239,807	1.1
			128,220,432	5.4

		Austria: 0.5%
464,324		Other Securities	12,538,498	0.5

		France: 3.6%
174,218	@	Gecina S.A.	24,778,782	1.0
934,717		Klepierre	36,687,593	1.6
96,996		Unibail-Rodamco SE	23,816,589	1.0
			85,282,964	3.6

		Germany: 4.0%
324,613	#	ADO Properties SA	11,883,456	0.5
573,629		Deutsche Wohnen AG	19,614,438	0.8
509,901		LEG Immobilien AG	43,806,817	1.9
515,671		Other Securities	18,669,476	0.8
			93,974,187	4.0

		Hong Kong: 9.8%
7,695,000		Cheung Kong Property Holdings Ltd.	55,090,140	2.3
15,642,000		Hang Lung Properties Ltd.	40,984,823	1.7
3,045,100		Hongkong Land Holdings Ltd. — HKHGF	23,468,549	1.0
7,211,500		Link REIT	51,836,101	2.2
1,896,000		Sun Hung Kai Properties Ltd.	28,411,574	1.2
6,134,600		Swire Properties Ltd.	20,566,542	0.9
5,266,000		Other Securities	11,660,650	0.5
			232,018,379	9.8

		Japan: 11.3%
12,799		Japan Retail Fund Investment Corp.	25,003,745	1.1
4,139		Kenedix Office Investment Corp.	23,451,141	1.0
2,872,888		Mitsui Fudosan Co., Ltd.	63,210,049	2.7
18,148		Nippon Prologis REIT, Inc.	38,349,514	1.6
16,268		Orix JREIT, Inc.	25,797,869	1.1
3,224,123		Other Securities	90,307,249	3.8
			266,119,567	11.3

		Netherlands: 0.8%
1,964,978		Other Securities	17,433,037	0.8

		Singapore: 2.1%
8,031,300		CapitaLand Ltd.	21,579,660	0.9
16,274,760		Other Securities	28,541,842	1.2
			50,121,502	2.1

		Spain: 0.2%
314,513		Other Securities	4,748,555	0.2

COMMON STOCK: (continued)
		Sweden: 1.4%
2,137,328		Other Securities	$33,724,586	1.4

		Switzerland: 0.7%
181,655		Other Securities	16,286,328	0.7

		United Kingdom: 5.1%
2,655,512		Hammerson PLC	20,204,189	0.9
3,162,378		Land Securities Group PLC	45,290,653	1.9
3,769,842		Segro PLC	23,712,139	1.0
6,313,448		Other Securities	31,629,503	1.3
			120,836,484	5.1
		United States: 54.6%
293,900		Alexandria Real Estate Equities, Inc.	33,066,689	1.4
491,900		American Campus Communities, Inc.	23,311,141	1.0
302,308		AvalonBay Communities, Inc.	57,390,151	2.4
171,000		Boston Properties, Inc.	21,648,600	0.9
578,450		DCT Industrial Trust, Inc.	29,246,432	1.2
347,092		Digital Realty Trust, Inc.	39,860,045	1.7
599,200		Equity Residential	38,696,336	1.6
963,700		Gaming and Leisure Properties, Inc.	33,536,760	1.4
3,102,154		GGP, Inc.	67,037,548	2.9
1,366,200		HCP, Inc.	42,830,370	1.8
640,400		Healthcare Realty Trust, Inc.	21,005,120	0.9
672,698		Healthcare Trust of America, Inc.	21,452,339	0.9
1,873,735		Host Hotels & Resorts, Inc.	33,633,543	1.4
582,929		Hudson Pacific Properties, Inc.	20,029,440	0.9
361,700		Kilroy Realty Corp.	25,510,701	1.1
1,232,130		Kimco Realty Corp.	24,999,918	1.1
335,500		Mid-America Apartment Communities, Inc.	33,284,955	1.4
1,435,482		ProLogis, Inc.	78,104,576	3.3
290,224		Public Storage, Inc.	60,767,101	2.6
606,300		Regency Centers Corp.	38,306,034	1.6
703,220		Simon Property Group, Inc.	116,214,137	4.9
446,830		SL Green Realty Corp.	46,885,872	2.0
459,500		Sun Communities, Inc.	38,418,795	1.6
1,057,755		UDR, Inc.	39,496,572	1.7
4,413,100		VEREIT, Inc.	36,937,647	1.6
556,202		Vornado Realty Trust	53,528,881	2.3
828,100		Welltower, Inc.	59,159,464	2.5
8,399,948		Other Securities	153,252,074	6.5
			1,287,611,241	54.6

		Total Common Stock (Cost $1,725,641,456)	2,348,915,760	99.5

See Accompanying Notes to Financial Statements

26

Voya Global Real Estate Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2017 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets

RIGHTS: 0.0%
	United Kingdom: 0.0%
243,954	Other Securities	$13,397	0.0

	Total Rights (Cost $—)	13,397	0.0

	Total Long-Term Investments (Cost $1,725,641,456)	2,348,929,157	99.5

SHORT-TERM INVESTMENTS: 0.1%
	Mutual Funds: 0.1%
3,399,596	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.650%†† (Cost $3,399,596)	3,399,596	0.1

	Total Short-Term Investments (Cost $3,399,596)	3,399,596	0.1

	Total Investments in Securities (Cost $1,729,041,052)	$2,352,328,753	99.6
	Assets in Excess of Other Liabilities	8,753,489	0.4
	Net Assets	$2,361,082,242	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2017.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of April 30, 2017.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security.

Cost for federal income tax purposes is $1,885,357,212.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$592,345,173
Gross Unrealized Depreciation	(125,373,632)
Net Unrealized Appreciation	$466,971,541

REIT Diversification	Percentage of Net Assets
REITS - Diversified	18.9%
Real Estate Operation/Development	15.2
REITS - Apartments	10.2
REITS - Office Property	10.0
REITS - Shopping Centers	9.6
REITS - Regional Malls	7.8
REITS - Warehouse/Industrial	6.3
REITS - Health Care	6.1
Real Estate Management/Services	5.5
REITS - Storage	3.2
REITS - Hotels	2.7
REITS - Manufactured Homes	1.6
Web Hosting/Design	0.8
REITS - Single Tenant	0.8
Storage/Warehousing	0.3
Diversified Ops	0.3
Hotels & Motels	0.2
Assets in Excess of Other Liabilities*	0.5
Net Assets	100.0%

*	Includes short-term investments.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2017
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$128,220,432	$—	$128,220,432
Austria	12,538,498	—	—	12,538,498
France	—	85,282,964	—	85,282,964
Germany	—	93,974,187	—	93,974,187
Hong Kong	—	232,018,379	—	232,018,379
Japan	32,175,835	233,943,732	—	266,119,567
Netherlands	17,433,037	—	—	17,433,037
Singapore	7,426,240	42,695,262	—	50,121,502
Spain	—	4,748,555	—	4,748,555
Sweden	—	33,724,586	—	33,724,586
Switzerland	—	16,286,328	—	16,286,328
United Kingdom	15,094,658	105,741,826	—	120,836,484
United States	1,287,611,241	—	—	1,287,611,241
Total Common Stock	1,372,279,509	976,636,251	—	2,348,915,760

See Accompanying Notes to Financial Statements

27

Voya Global Real Estate Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2017 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2017
Rights	$—	$13,397	$—	$13,397
Short-Term Investments	3,399,596	—	—	3,399,596
Total Investments, at fair value	$1,375,679,105	$976,649,648	$—	$2,352,328,753
Other Financial Instruments+
Forward Foreign Currency Contracts	—	2,507	—	2,507
Total Assets	$1,375,679,105	$976,652,155	$—	$2,352,331,260
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(21,683)	$—	$(21,683)
Total Liabilities	$—	$(21,683)	$—	$(21,683)

(1)	For the period ended April 30, 2017, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At April 30, 2017, securities valued at $55,471,165 were transferred from Level 2 to Level 1 within the fair value hierarchy.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At April 30, 2017, the following forward foreign currency contracts were outstanding for Voya Global Real Estate Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman & Co.	Singapore Dollar	10,057,622	Buy	05/02/17	$7,202,898	$7,198,671	$(4,227)
Brown Brothers Harriman & Co.	Singapore Dollar	9,517,205	Buy	05/04/17	6,813,041	6,812,023	(1,018)
Brown Brothers Harriman & Co.	Japanese Yen	98,447,337	Buy	05/08/17	883,276	883,335	59
							$(5,186)

Brown Brothers Harriman & Co.	Hong Kong Sar Dollar	21,966,700	Sell	05/02/17	$2,822,907	$2,824,083	$(1,176)
Brown Brothers Harriman & Co.	Japanese Yen	82,568,562	Sell	05/02/17	742,730	740,691	2,039
Brown Brothers Harriman & Co.	EU Euro	808,742	Sell	05/02/17	879,571	880,963	(1,392)
Brown Brothers Harriman & Co.	British Pound	2,238,851	Sell	05/02/17	2,886,640	2,899,765	(13,125)
Brown Brothers Harriman & Co.	EU Euro	251,642	Sell	05/03/17	274,122	274,115	7
Brown Brothers Harriman & Co.	EU Euro	3,108,922	Sell	05/03/17	3,386,953	3,386,551	402
Brown Brothers Harriman & Co.	British Pound	1,000,332	Sell	05/03/17	1,295,210	1,295,633	(423)
Brown Brothers Harriman & Co.	Hong Kong Sar Dollar	41,440,765	Sell	05/04/17	5,327,624	5,327,946	(322)
							$(13,990)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of April 30, 2017 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$2,507
Total Asset Derivatives		$2,507
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$21,683
Total Liability Derivatives		$21,683

See Accompanying Notes to Financial Statements

28

Voya Global Real Estate Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2017 (Unaudited) (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2017 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(1,344,529)
Total	$(1,344,529)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(19,176)
Total	$(19,176)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

29

Voya International Real Estate Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2017 (Unaudited)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.5%
		Australia: 12.9%
4,068,419		Aventus Retail Property Fund Ltd.	$7,220,045	2.3
2,493,318		Charter Hall Retail REIT	8,345,831	2.7
671,214		Dexus Property Group NPV	5,125,352	1.7
694,674		Goodman Group	4,217,852	1.4
3,315,816		Peet Ltd.	3,078,512	1.0
3,592,661		Scentre Group	11,591,740	3.7
152,675		Other Securities	329,078	0.1
			39,908,410	12.9

		Austria: 0.8%
90,808		BUWOG AG	2,452,158	0.8

		Belgium: 0.3%
9,907		Other Securities	948,020	0.3

		Canada: 4.0%
450,400		Chartwell Retirement Residences	5,127,443	1.6
311,113		Smart Real Estate Investment Trust	7,375,273	2.4
			12,502,716	4.0

		France: 7.0%
22,263	@	Gecina S.A.	3,166,435	1.0
176,863		Klepierre	6,941,864	2.3
46,859		Unibail-Rodamco SE	11,505,851	3.7
			21,614,150	7.0

		Germany: 6.9%
100,040	#	ADO Properties SA	3,662,271	1.2
156,273		Deutsche Wohnen AG	5,343,536	1.7
36,591		LEG Immobilien AG	3,143,620	1.0
206,633		Vonovia SE	7,480,991	2.4
42,975		Other Securities	1,744,725	0.6
			21,375,143	6.9

		Hong Kong: 20.1%
2,247,221		Cheung Kong Property Holdings Ltd.	16,088,332	5.2
3,347,000		Hang Lung Properties Ltd.	8,769,736	2.8
729,400		Hongkong Land Holdings Ltd. — HKHGF	5,621,477	1.8
1,481,000		Link REIT	10,645,395	3.5
2,573,000		New World Development Ltd.	3,199,548	1.0
590,054		Sun Hung Kai Properties Ltd.	8,841,963	2.9
2,206,200		Swire Properties Ltd.	7,396,392	2.4
181,000		Other Securities	1,543,212	0.5
			62,106,055	20.1

		Ireland: 0.8%
1,669,580		Other Securities	2,419,816	0.8

COMMON STOCK: (continued)
		Japan: 24.1%
1,526		Activia Properties, Inc.	$7,268,948	2.4
31,500		Daito Trust Construction Co., Ltd.	4,635,324	1.5
2,415		Hulic Reit, Inc.	3,877,865	1.3
669		Kenedix Office Investment Corp.	3,790,484	1.2
1,410		Kenedix Retail REIT Corp.	3,071,264	1.0
483,100		Mitsubishi Estate Co., Ltd.	9,250,303	3.0
559,656		Mitsui Fudosan Co., Ltd.	12,313,701	4.0
799		Mitsui Fudosan Logistics Park, Inc.	2,333,493	0.8
3,693		Nippon Prologis REIT, Inc.	7,803,877	2.5
890		Nippon Accommodations Fund, Inc.	3,824,265	1.2
5,300		Orix JREIT, Inc.	8,404,764	2.7
823,300		Hulic Co. Ltd.	7,764,346	2.5
			74,338,634	24.1

		Netherlands: 1.0%
79,904		Eurocommercial Properties NV	3,105,134	1.0

		Singapore: 4.8%
1,712,400		CapitaLand Ltd.	4,601,124	1.5
1,452,100		Global Logistic Properties Ltd.	2,991,596	1.0
4,552,530		Mapletree Commercial Trust	5,197,213	1.7
792,600		Other Securities	1,924,265	0.6
			14,714,198	4.8

		Spain: 1.8%
543,542	@	Inmobiliaria Colonial SA	4,214,709	1.4
98,687		Other Securities	1,400,208	0.4
			5,614,917	1.8

		Sweden: 2.5%
215,577		Castellum AB	2,952,297	1.0
176,051		Hufvudstaden AB	2,758,283	0.9
115,783		Other Securities	1,993,782	0.6
			7,704,362	2.5

		Switzerland: 1.5%
42,640		PSP Swiss Property AG	3,822,901	1.2
9,050		Other Securities	784,577	0.3
			4,607,478	1.5

		United Kingdom: 11.0%
282,641		British Land Co. PLC	2,403,347	0.8
66,461	@	Derwent London PLC	2,533,475	0.8
730,809		Hammerson PLC	5,560,285	1.8
549,715		Land Securities Group PLC	7,872,857	2.6
808,539		Segro PLC	5,085,674	1.6
251,464		Shaftesbury PLC	3,034,924	1.0

See Accompanying Notes to Financial Statements

30

Voya International Real Estate Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2017 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	United Kingdom: (continued)
335,889	Unite Group PLC	$2,814,737	0.9
771,457	Other Securities	4,682,678	1.5
		33,987,977	11.0

	Total Common Stock (Cost $258,049,535)	307,399,168	99.5

SHORT-TERM INVESTMENTS: 0.6%
	Mutual Funds: 0.6%
1,816,756	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.650%†† (Cost $1,816,756)	1,816,756	0.6

	Total Short-Term Investments (Cost $1,816,756)	1,816,756	0.6
	Total Investments in Securities (Cost $259,866,291)	$309,215,924	100.1
	Liabilities in Excess of Other Assets	(358,378)	(0.1)
	Net Assets	$308,857,546	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2017.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of April 30, 2017.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security.

Cost for federal income tax purposes is $273,765,560.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$42,966,253
Gross Unrealized Depreciation	(7,515,889)
Net Unrealized Appreciation	$35,450,364

REIT Diversification	Percentage of Net Assets
Real Estate Operation/Development	30.9%
REITS - Diversified	23.3
REITS - Shopping Centers	18.8
Real Estate Management/Services	13.5
REITS - Office Property	4.6
REITS - Warehouse/Industrial	2.8
REITS - Apartments	2.1
REITS - Health Care	1.6
Storage/Warehousing	0.6
Diversified Ops	0.5
REITS - Storage	0.5
Hotels & Motels	0.3
Assets in Excess of Other Liabilities*	0.5
Net Assets	100.0%

*	Includes short-term investments.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2017
Asset Table
Investments, at fair value
Common Stock
Australia	$7,220,045	$32,688,365	$—	$39,908,410
Austria	2,452,158	—	—	2,452,158
Belgium	—	948,020	—	948,020
Canada	12,502,716	—	—	12,502,716
France	—	21,614,150	—	21,614,150
Germany	—	21,375,143	—	21,375,143
Hong Kong	—	62,106,055	—	62,106,055
Ireland	637,936	1,781,880	—	2,419,816
Japan	14,971,078	59,367,556	—	74,338,634
Netherlands	3,105,134	—	—	3,105,134
Singapore	5,197,213	9,516,985	—	14,714,198
Spain	—	5,614,917	—	5,614,917
Sweden	—	7,704,362	—	7,704,362
Switzerland	—	4,607,478	—	4,607,478
United Kingdom	4,689,322	29,298,655	—	33,987,977
Total Common Stock	50,775,602	256,623,566	—	307,399,168
Short-Term Investments	1,816,756	—	—	1,816,756
Total Investments, at fair value	$52,592,358	$256,623,566	$—	$309,215,924

See Accompanying Notes to Financial Statements

31

Voya International Real Estate Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2017 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2017
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$256	$—	$256
Total Assets	$52,592,358	$256,623,822	$—	$309,216,180
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(1,342)	$—	$(1,342)
Total Liabilities	$—	$(1,342)	$—	$(1,342)

(1)	For the period ended April 30, 2017, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At April 30, 2017, securities valued at $26,412,710 were transferred from Level 2 to Level 1 within the fair value hierarchy.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At April 30, 2017, the following forward foreign currency contracts were outstanding for Voya International Real Estate Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman & Co.	Japanese Yen	40,300,364	Buy	05/01/17	$361,542	$361,520	$(22)
Brown Brothers Harriman & Co.	Singapore Dollar	971,966	Buy	05/03/17	695,787	695,685	(102)
Brown Brothers Harriman & Co.	Singapore Dollar	1,132,601	Buy	05/04/17	810,790	810,669	(121)
							$(245)

Brown Brothers Harriman & Co.	British Pound	164,882	Sell	05/02/17	$212,704	$213,555	$(851)
Brown Brothers Harriman & Co.	British Pound	237,763	Sell	05/03/17	307,851	307,952	(101)
Brown Brothers Harriman & Co.	Canadian Dollar	161,256	Sell	05/01/17	118,388	118,132	256
Brown Brothers Harriman & Co.	Canadian Dollar	190,002	Sell	05/03/17	139,080	139,190	(110)
Brown Brothers Harriman & Co.	Hong Kong Sar Dollar	2,115,441	Sell	05/04/17	271,961	271,977	(16)
Brown Brothers Harriman & Co.	Japanese Yen	31,034,829	Sell	05/08/17	278,447	278,466	(19)
							$(841)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of April 30, 2017 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$256
Total Asset Derivatives		$256
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,342
Total Liability Derivatives		$1,342

See Accompanying Notes to Financial Statements

32

Voya International Real Estate Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2017 (Unaudited) (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2017 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(383,926)
Total	$(383,926)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(1,086)
Total	$(1,086)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

33

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Trustees (the “Board”) of Voya Mutual Funds (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Global Real Estate Fund and Voya International Real Estate Fund (together, the “Funds”), as such term is defined under the 1940 Act (the “Independent Trustees”), must annually review and approve the Funds’ existing investment management and sub-advisory contracts. At a meeting held on November 17, 2016, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Adviser”) and the Funds, and the sub-advisory contracts (the “Sub-Advisory Contracts”) with CBRE Clarion Securities LLC, the sub-adviser to each Fund (the “Sub-Adviser”), effective through November 30, 2017. In addition to the Board meeting on November 17, 2016, the Independent Trustees also held separate meetings outside the presence of Management on October 18, 2016 and November 15, 2016, to consider the renewal of the Management and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees.

At its November 17, 2016 meeting, the Board, including the Independent Trustees voted to renew the Management Contracts and Sub-Advisory Contracts for the Funds effective through November 30, 2017. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the investment management contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (the “Voya funds”), the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Management and Sub-Advisory Contracts. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s investment management and sub-advisory arrangements.

The Board, in considering the Management and Sub-Advisory Contracts, was cognizant that shareholders of each Fund have a broad range of investment options available to them and that, based upon their opportunity to review and weigh the disclosure provided by the Fund, have chosen the Fund as an investment.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks, considers, reviews and analyzes relevant information when it decides whether to approve new or existing investment management and sub-advisory arrangements for the Voya funds, including the Funds’ existing Management and Sub-Advisory Contracts (the “Contract Review Process”).

The Contract Review Process has evolved as the Board’s membership has changed through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to make revised requests for information from Management and address certain unique characteristics related to new or existing Voya funds.

The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Fund is assigned to an IRC, which provides ongoing oversight regarding, among other matters, the investment performance of the Adviser and the Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs will typically apply a heightened level of scrutiny in cases where performance has lagged a Fund’s relevant benchmark and/or Morningstar, Inc. (“Morningstar”) category average, as applicable. The Board and/or IRCs may also apply a heightened level of scrutiny in cases where a Fund’s performance has lagged its Selected Peer Group (defined below).

34

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed by the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request, and Management provides, certain information that the Independent Trustees deem important to facilitate an informed review in connection with initial and annual approvals of investment management and sub-advisory contracts. Among other actions, the Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees in developing and determining a selected peer group of investment companies for each Fund (“Selected Peer Group”) based on each Fund’s particular attributes, such as fund type and scale, Morningstar category and sales channels and structure. The Independent Trustees review, evaluate and update the 15(c) Methodology Guide at least annually.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of investment management and sub-advisory arrangements (including the Funds’ Management and Sub-Advisory Contracts). The Independent Trustees have periodically retained an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Funds for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends and considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks and peer groups used to assess the performance of the Voya funds.

The Board employed its process for reviewing contracts when considering the renewals of the Funds’ Management and Sub-Advisory Contracts at its November 17, 2016 meeting that would be effective through November 30, 2017. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Management and Sub-Advisory Contracts, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and the Sub-Adviser. This included information regarding the Adviser and the Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The Adviser oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Funds. In addition, the Adviser provides administrative services reasonably necessary for the operation of the Funds. The Adviser conducts day-to-day oversight of the Funds’ operations and risks but may delegate certain management responsibilities to one or more sub-advisers. Also, the Adviser oversees various other service providers, which may include, among others, distributors, custodians and fund accounting agents, shareholder service providers, and transfer agents, who provide services to the Funds.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Trustees prior to the November 17, 2016 Board meeting included, among other information, the following items for each Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its Selected Peer Group, as well as information regarding the Fund’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Fund’s Selected Peer Group was selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to the Funds to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Management and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and the Sub-Adviser; (7) financial statements for the Adviser and the Sub-Adviser (or the parent company of certain unaffiliated sub-advisers); (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the Management and Sub-Advisory Contracts for the Voya funds’ (including the Fund’s) investment management and sub-advisory contracts, including a written analysis for the Fund of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Fund performance by the Trust’s Chief Investment Risk

35

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Officer, who leads the Adviser’s Investment Risk Management Department (“IRMD”); (10) information regarding net asset flows into and out of the Fund; and (11) other information relevant to the Board’s evaluations.

For each Fund, Class A shares were used for purposes of certain comparisons between the Fund and its Selected Peer Group. Class A shares generally were selected so that a Fund’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in each Fund’s Selected Peer Group were selected based upon criteria designed to represent the Fund share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Management Contracts, the Board was mindful of the “manager-of-managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, developments and ongoing operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the Funds and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the Funds. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Fund and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Funds on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and the IRMD staff members, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a fund in the Voya funds. The Board noted that, for new non-Voya-affiliated sub-advisers, MR&S is responsible for: identifying qualified candidates; analyzing their investment processes, personnel and resources; conducting due diligence on the candidates; and selecting a firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of considering the approval of any new sub-adviser for a fund.

The Board also considered that in the course of monitoring performance of the Sub-Adviser, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of each Fund to its Morningstar category average and primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Funds and alerts the IRCs to potential issues as they arise. The Board noted that another service provided by MR&S is the preparation of the Fund Dispersion Report. This report seeks to monitor any dispersion between Funds managed by non-Voya-affiliated sub-advisers and their similarly managed retail counterparts and assists the Board in carrying out its general oversight duties. The Board also considered that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the Sub-Adviser and contemplated that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board considered that the Funds also benefit from the services of the IRMD, under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Funds and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Funds. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Fund performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.

The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in

36

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving a Voya fund’s performance.

In considering the Funds’ Management Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond investment management services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with certain of the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and the Sub-Adviser personnel with codes of ethics. The Board considered reports throughout the year and also in connection with the Board’s consideration of the Management and Sub-Advisory Contracts from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board requested and considered information regarding the staffing of each Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and the Sub-Adviser, and evaluated the compensation arrangements for each Fund’s portfolio management team. The Board also considered the adequacy of the resources committed to the Funds (and other relevant funds in the Voya funds) by the Adviser and the Sub-Adviser, and whether those resources are commensurate with the needs of the Funds and are sufficient to provide high-quality services to the Funds. The Board also considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the investment management and related services provided by the Adviser and the Sub-Adviser are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Fund Performance

In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance to the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for each Fund included its investment performance compared to the Fund’s Morningstar category average, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2016.

In addition, the Board also considered at its November 17, 2016 meeting certain additional data regarding performance and Fund asset levels as of September 30, 2016. The Board’s findings specific to each Fund’s performance are discussed under “Fund-by-Fund Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and the Sub-Adviser as a Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted the breakpoints in the advisory fee rate schedules that will result in a lower advisory fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers, which the Board monitors over time. In evaluating fee rate breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Funds’ investment performance.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and the Sub-Adviser to other clients, including other registered investment companies and relevant

37

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

institutional accounts. When fee rates offered to other clients differed materially from those charged to a Fund, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser for these differences. For non-Voya-affiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Adviser and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or the Sub-Adviser (including other investment companies) may differ materially due to, among other reasons, as applicable: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; market differences in fee rates that existed when a Fund first was organized; differences in the original sponsors of Funds that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates, Profitability and Fall-out Benefits

The Board reviewed and considered each contractual management fee rate payable by each Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual management fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Funds, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement and not to terminate such agreement without prior approval of the Board.

The Board requested information regarding and considered: (1) the fee rate structure of each Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Funds. For each Fund, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties for distribution services. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as relevant to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee rates. In this regard, the Board also noted that the Adviser (and not a Fund) pays the sub-advisory fees earned by a non-Voya-affiliated Sub-Adviser. In addition, the Board noted that many of the Funds’ Sub-Advisers had previously represented that they had not accounted for their profits on an account-by-account basis.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In considering management and sub-advisory contracts, the Board noted that, at the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Voya funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in the sub-advisers or portfolio managers; and strategy modifications.

38

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In making its determinations, the Board based its conclusions as to the reasonableness of the management and sub-advisory fees of the Adviser and the Sub-Adviser primarily on the factors described for each Fund below.

Fund-by-Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 17, 2016 meeting in relation to approving each Fund’s Management and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category average, as well as its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Fund’s management fee rates and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

Voya Global Real Estate Fund

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Global Real Estate Fund, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Fund outperformed its Morningstar category average for all periods presented, with the exception of the one-year period, during which it underperformed; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the second quintile of its Morningstar category for the year-to-date and ten-year periods, the third quintile for the three-year and five-year periods, and the fourth quintile for the one-year period.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2017. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya International Real Estate Fund

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya International Real Estate Fund, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Fund underperformed its Morningstar category average for all periods presented, with the exception of the year-to-date period, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the third quintile of its Morningstar category for the year-to-date period, the fourth quintile for the ten-year period, and the fifth (lowest) quintile for the one-year, three-year and five-year periods. In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the effect that stock selection and the Fund’s investment exposure had on the Fund’s performance; (2) Management’s representations regarding the competitiveness of the Fund’s performance during certain periods; and (3) that Management will continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is below the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its IRC would periodically review, the Fund’s

39

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

performance, the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2017. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

40

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Investment Adviser

Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	167704 (0417-06232017)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Voya Global Bond Fund	Portfolio of Investments As Of April 30, 2017 (UNAUDITED)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 29.9%
		Argentina: 0.4%
1,000,000	#	YPF SA, 8.500%, 03/23/21	1,133,750	0.4

		Brazil: 0.7%
1,600,000		Petrobras Global Finance BV, 8.750%, 05/23/26	1,869,600	0.7

		Canada: 0.2%
475,000		Goldcorp, Inc., 3.700%, 03/15/23	488,544	0.2

		Chile: 0.2%
300,000	#	Corp Nacional del Cobre de Chile, 4.500%, 09/16/25	317,194	0.1
200,000	#	Empresa de Transporte de Pasajeros Metro SA, 5.000%, 01/25/47	214,022	0.1
			531,216	0.2

		China: 0.3%
720,000		Alibaba Group Holding Ltd., 3.600%, 11/28/24	732,473	0.3

		France: 0.6%
611,000		BPCE SA, 2.500%, 12/10/18	615,397	0.2
257,000	#	BPCE SA, 5.150%, 07/21/24	268,142	0.1
256,000	#	Electricite de France SA, 2.350%, 10/13/20	257,002	0.1
500,000	#	SFR Group SA, 6.000%, 05/15/22	523,125	0.2
			1,663,666	0.6

		Guernsey: 0.3%
662,000		Credit Suisse Group Funding Guernsey Ltd., 2.750%, 03/26/20	666,429	0.3

		India: 0.2%
492,000	#	Reliance Industries Ltd., 5.875%, 02/28/49	504,128	0.2

		Indonesia: 0.2%
200,000		Pertamina Persero PT, 4.300%, 05/20/23	206,268	0.1
400,000		Perusahaan Listrik Negara PT, 5.500%, 11/22/21	437,520	0.1
			643,788	0.2

		Ireland: 0.3%
341,000		GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/35	365,111	0.1
453,000		Shire Acquisitions Investments Ireland DAC, 3.200%, 09/23/26	439,461	0.2
			804,572	0.3

		Italy: 0.3%
688,000		Intesa Sanpaolo SpA, 3.875%, 01/15/19	703,620	0.3

		Jamaica: 0.2%
243,000		Digicel Ltd., 6.000%, 04/15/21	232,065	0.1
322,000	#	Digicel Ltd., 6.750%, 03/01/23	307,913	0.1
			539,978	0.2

		Japan: 0.6%
770,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd./The, 2.300%, 03/05/20	771,143	0.3
255,000	#	Mizuho Bank Ltd., 3.200%, 03/26/25	256,612	0.1
375,000		Sumitomo Mitsui Financial Group, Inc., 3.784%, 03/09/26	388,619	0.2
			1,416,374	0.6

		Kazakhstan: 0.3%
675,000		KazMunayGas National Co. JSC, 4.750%, 04/19/27	671,746	0.3

		Luxembourg: 0.2%
380,000	#	Altice Financing SA, 6.625%, 02/15/23	403,275	0.1
215,000	#	Dana Financing Luxembourg Sarl, 5.750%, 04/15/25	220,779	0.1
			624,054	0.2

		Mexico: 1.3%
567,000	#,L	Cemex SAB de CV, 6.125%, 05/05/25	610,211	0.3
1,175,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	1,242,562	0.5
289,000	#	Nemak SA de CV, 5.500%, 02/28/23	299,838	0.1
275,000		Petroleos Mexicanos, 4.500%, 01/23/26	267,438	0.1
325,000		Petroleos Mexicanos, 5.500%, 06/27/44	286,812	0.1
500,000		Petroleos Mexicanos, 6.875%, 08/04/26	560,000	0.2
			3,266,861	1.3

		Netherlands: 1.1%
455,000		Cooperatieve Rabobank UA, 4.500%, 01/11/21	490,564	0.2
696,000		Shell International Finance BV, 3.250%, 05/11/25	710,329	0.3
445,000		Shell International Finance BV, 4.000%, 05/10/46	433,244	0.2
290,000	#	Siemens Financieringsmaatschappij NV, 2.350%, 10/15/26	272,363	0.1
840,000	L	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/26	783,661	0.3
			2,690,161	1.1

		Norway: 0.1%
382,000		Statoil ASA, 2.450%, 01/17/23	380,203	0.1

		Peru: 0.2%
400,000	#	El Fondo Mivivienda SA, 3.500%, 01/31/23	405,000	0.2

See Accompanying Notes to Financial Statements

1

Voya Global Bond Fund	Portfolio of Investments As Of April 30, 2017 (UNAUDITED) (CONTINUED)

		Russia: 0.6%
400,000	#	Gazprom OAO Via Gaz Capital SA, 5.999%, 01/23/21	434,556	0.2
1,000,000		MMC Norilsk Nickel OJSC via MMC Finance DAC, 5.550%, 10/28/20	1,074,374	0.4
			1,508,930	0.6

		South Africa: 0.2%
500,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	487,957	0.2

		Sweden: 0.3%
666,000	#,L	Nordea Bank AB, 5.500%, 09/29/49	680,652	0.3

		Switzerland: 0.5%
456,000	#	Credit Suisse AG, 6.500%, 08/08/23	508,726	0.2
604,000		UBS AG/Stamford CT, 7.625%, 08/17/22	706,680	0.3
			1,215,406	0.5

		Trinidad And Tobago: 0.1%
229,167		Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, 05/08/22	228,701	0.1

		United Arab Emirates: 0.5%
1,080,000	#	Abu Dhabi National Energy Co. PJSC, 5.875%, 12/13/21	1,210,002	0.5

		United Kingdom: 1.6%
380,000	#	Anglo American Capital PLC, 4.750%, 04/10/27	393,882	0.1
324,000		Aon PLC, 2.800%, 03/15/21	326,758	0.1
656,000		BP Capital Markets PLC, 3.216%, 11/28/23	665,954	0.3
399,000	#	Santander UK Group Holdings PLC, 5.625%, 09/15/45	414,537	0.2
1,000,000		Santander UK PLC, 2.375%, 03/16/20	1,006,239	0.4
480,000	#,L	Standard Chartered PLC, 4.300%, 02/19/27	480,484	0.2
424,000	#	UBS Group Funding Jersey Ltd., 4.125%, 04/15/26	438,648	0.2
220,000	#	Virgin Media Secured Finance PLC, 5.250%, 01/15/26	223,575	0.1
			3,950,077	1.6

		United States: 18.4%
502,000		21st Century Fox America, Inc., 5.400%, 10/01/43	561,453	0.2
190,000		AbbVie, Inc., 3.600%, 05/14/25	191,935	0.1
190,000	#	AMC Entertainment Holdings, Inc., 5.875%, 11/15/26	193,919	0.1
280,000		American Tower Corp., 3.500%, 01/31/23	285,242	0.1
498,000		Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/21	504,610	0.2

768,000		Anheuser-Busch InBev Finance, Inc., 3.300%, 02/01/23	788,507	0.3
385,000		Antero Resources Corp., 5.375%, 11/01/21	398,956	0.2
330,000		AT&T, Inc., 3.000%, 06/30/22	330,600	0.1
375,000		AT&T, Inc., 5.150%, 03/15/42	372,781	0.1
488,000		AT&T, Inc., 5.450%, 03/01/47	504,574	0.2
461,000		Bank of America Corp., 3.300%, 01/11/23	469,320	0.2
272,000		Bank of America Corp., 3.875%, 08/01/25	278,727	0.1
508,000		Bank of America Corp., 4.100%, 07/24/23	534,865	0.2
316,000		Bank of America Corp., 4.000%, 04/01/24	329,230	0.1
503,000		Bank of New York Mellon Corp., 2.050%, 05/03/21	498,083	0.2
369,000		Boardwalk Pipelines L.P., 5.950%, 06/01/26	413,331	0.2
500,000	#	Builders FirstSource, Inc., 5.625%, 09/01/24	520,625	0.2
427,000		CBRE Services, Inc., 5.250%, 03/15/25	460,619	0.2
266,000		CBS Corp., 3.700%, 08/15/24	272,691	0.1
198,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 02/15/23	206,415	0.1
125,000		CDW LLC / CDW Finance Corp., 5.000%, 09/01/25	128,750	0.1
544,000		Celgene Corp., 4.000%, 08/15/23	574,006	0.2
527,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/22	561,348	0.2
325,000	L	CHS/Community Health Systems, Inc., 5.125%, 08/01/21	323,375	0.1
699,000		Citigroup, Inc., 4.000%, 08/05/24	715,148	0.3
491,000		Citigroup, Inc., 5.500%, 09/13/25	543,286	0.2
770,000		Citizens Bank NA/Providence RI, 2.450%, 12/04/19	776,374	0.3
193,000		Comcast Corp., 2.350%, 01/15/27	179,227	0.1
300,000	#	CommScope Technologies LLC, 5.000%, 03/15/27	303,375	0.1
616,000	#	Cox Communications, Inc., 2.950%, 06/30/23	595,265	0.2
868,000		CVS Health Corp., 2.800%, 07/20/20	885,099	0.4
397,000	#	Dell International LLC / EMC Corp., 4.420%, 06/15/21	417,074	0.2
420,000	#	Dell International LLC / EMC Corp., 5.450%, 06/15/23	454,247	0.2
390,000	#	Dell International LLC / EMC Corp., 6.020%, 06/15/26	430,330	0.2
374,000		Discover Bank, 7.000%, 04/15/20	417,715	0.2

See Accompanying Notes to Financial Statements

2

Voya Global Bond Fund	Portfolio of Investments As Of April 30, 2017 (UNAUDITED) (CONTINUED)

330,000		Eastman Chemical Co., 2.700%, 01/15/20	335,527	0.1
758,000		Energy Transfer Partners L.P., 4.900%, 02/01/24	801,389	0.3
616,000		Entergy Corp., 5.125%, 09/15/20	666,003	0.3
404,000		Enterprise Products Operating LLC, 6.450%, 09/01/40	491,200	0.2
252,000		Envision Healthcare Corp., 5.625%, 07/15/22	260,921	0.1
665,000	#	ESH Hospitality, Inc., 5.250%, 05/01/25	674,975	0.3
377,000		Fifth Third Bancorp, 8.250%, 03/01/38	541,653	0.2
330,000	#	First Data Corp., 5.750%, 01/15/24	343,612	0.1
590,000		FirstEnergy Corp., 4.250%, 03/15/23	615,418	0.2
600,000	#	Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19	642,750	0.3
91,000		General Electric Co., 6.750%, 03/15/32	124,770	0.1
395,000		General Motors Financial Co., Inc., 4.300%, 07/13/25	402,775	0.2
289,000		Goldman Sachs Group, Inc., 2.625%, 04/25/21	289,563	0.1
907,000		Goldman Sachs Group, Inc., 5.250%, 07/27/21	998,546	0.4
55,000		Goodyear Tire & Rubber Co/The, 4.875%, 03/15/27	55,137	0.0
694,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	891,221	0.4
530,000		HCA, Inc., 5.250%, 04/15/25	570,911	0.2
122,000		Hess Corp., 5.800%, 04/01/47	126,531	0.1
190,000	#	Hill-Rom Holdings, Inc., 5.000%, 02/15/25	192,850	0.1
469,000		Huntington Bancshares, Inc./OH, 2.600%, 08/02/18	473,297	0.2
373,000		Huntington National Bank, 2.200%, 11/06/18	374,443	0.1
248,000		Indiana Michigan Power Co., 7.000%, 03/15/19	269,750	0.1
1,025,000	#	JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 07/15/24	1,073,687	0.4
422,000		JM Smucker Co., 3.000%, 03/15/22	430,592	0.2
430,000		JPMorgan Chase & Co., 2.550%, 03/01/21	432,319	0.2
530,000		JPMorgan Chase & Co., 6.000%, 12/29/49	562,462	0.2
227,000		Kinder Morgan Energy Partners L.P., 4.250%, 09/01/24	234,788	0.1
165,000		Kohls Corp., 4.750%, 12/15/23	169,617	0.1
395,000		Kraft Heinz Foods Co., 3.000%, 06/01/26	376,152	0.1
560,000		Level 3 Communications, Inc., 5.750%, 12/01/22	584,500	0.2
394,000		Medtronic, Inc., 3.150%, 03/15/22	408,333	0.2

396,000		Metropolitan Edison Co., 7.700%, 01/15/19	430,611	0.2
300,000		MGM Resorts International, 4.625%, 09/01/26	300,750	0.1
453,000		Morgan Stanley, 3.750%, 02/25/23	470,496	0.2
753,000		Morgan Stanley, 4.100%, 05/22/23	784,527	0.3
370,000		MPT Operating Partnership L.P. / MPT Finance Corp., 6.375%, 02/15/22	382,950	0.2
295,000		Netflix, Inc., 5.750%, 03/01/24	317,862	0.1
504,000		Newell Brands, Inc., 2.875%, 12/01/19	513,866	0.2
462,000		NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/23	472,620	0.2
285,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	294,084	0.1
365,000	#	Novelis Corp., 5.875%, 09/30/26	375,950	0.1
243,000		Occidental Petroleum Corp., 4.625%, 06/15/45	256,226	0.1
504,000		Oracle Corp., 2.950%, 05/15/25	503,372	0.2
205,000	#	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	219,734	0.1
283,000		Pfizer, Inc., 2.750%, 06/03/26	277,480	0.1
598,000		Philip Morris International, Inc., 4.250%, 11/10/44	601,218	0.2
695,000	#	Post Holdings, Inc., 5.000%, 08/15/26	693,262	0.3
286,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/23	297,239	0.1
335,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 5.500%, 04/15/23	350,440	0.1
339,000		Reynolds American, Inc., 6.150%, 09/15/43	413,423	0.2
585,000		Sabra Health Care L.P. / Sabra Capital Corp., 5.500%, 02/01/21	612,056	0.2
134,000		Scripps Networks Interactive, Inc., 2.750%, 11/15/19	135,636	0.1
150,000	#	Sirius XM Radio, Inc., 5.375%, 04/15/25	154,313	0.1
170,000	#	Six Flags Entertainment Corp., 4.875%, 07/31/24	171,913	0.1
325,000	#	Six Flags Entertainment Corp., 5.500%, 04/15/27	332,109	0.1
305,000		SLM Corp., 5.125%, 04/05/22	311,481	0.1
390,000	#	Standard Industries, Inc./NJ, 5.000%, 02/15/27	394,875	0.2
310,000		Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.750%, 04/15/25	315,425	0.1
134,000		Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/24	137,848	0.1

See Accompanying Notes to Financial Statements

3

Voya Global Bond Fund	Portfolio of Investments As Of April 30, 2017 (UNAUDITED) (CONTINUED)

454,000		Synchrony Financial, 4.250%, 08/15/24	467,099	0.2
501,000		TEGNA, Inc., 6.375%, 10/15/23	534,191	0.2
130,000		Tesoro Logistics L.P. / Tesoro Logistics Finance Corp., 5.250%, 01/15/25	138,450	0.1
299,000		Time Warner Cable LLC, 5.875%, 11/15/40	325,455	0.1
526,000		Time Warner, Inc., 6.500%, 11/15/36	628,163	0.2
790,000		T-Mobile USA, Inc., 6.625%, 04/01/23	846,288	0.3
185,000		United Rentals North America, Inc., 5.500%, 07/15/25	194,019	0.1
300,000	#	Univision Communications, Inc., 5.125%, 02/15/25	300,000	0.1
720,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	581,400	0.2
250,000		Verizon Communications, Inc., 4.125%, 03/16/27	255,432	0.1
351,000		Verizon Communications, Inc., 5.012%, 08/21/54	343,108	0.1
20,000		Viacom, Inc., 4.375%, 03/15/43	17,856	0.0
676,000		Visa, Inc., 3.150%, 12/14/25	687,927	0.3
598,000		Wells Fargo & Co., 4.100%, 06/03/26	620,495	0.2
			46,298,443	18.4

		Venezuela: 0.0%
209,000		Petroleos de Venezuela SA, 9.000%, 11/17/21	110,864	0.0

	Total Corporate Bonds/Notes
	(Cost $72,460,643)		75,427,195	29.9

COLLATERALIZED MORTGAGE OBLIGATIONS: 15.0%
		United States: 15.0%
974,333		Adjustable Rate Mortgage Trust 2006-2 1A1, 3.347%, 05/25/36	908,210	0.4
617,539		Alternative Loan Trust 2005-51 3A2A, 1.952%, 11/20/35	579,531	0.2
189,496		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/36	147,664	0.1
306,842		Alternative Loan Trust 2007-23CB A3, 1.491%, 09/25/37	193,589	0.1
848,733		CHL Mortgage Pass-Through Trust 2007-7 A7, 5.750%, 06/25/37	768,210	0.3
748,640		CitiMortgage Alternative Loan Trust Series 2006-A3 1A7, 6.000%, 07/25/36	695,107	0.3
139,863		Countrywide Alternative Loan Trust 2005-53T2 2A6, 1.491%, 11/25/35	88,407	0.0
9,371,162	^	Fannie Mae 2005-18 SC, 3.659%, 03/25/35	1,029,508	0.4
5,777,707	^	Fannie Mae 2009-106 SA, 5.259%, 01/25/40	953,953	0.4

100,000		Fannie Mae Connecticut Avenue Securities 2014-C01 M2, 5.391%, 01/25/24	112,581	0.0
550,000		Fannie Mae Connecticut Avenue Securities 2014-C03 2M2, 3.891%, 07/25/24	577,635	0.2
700,000		Fannie Mae Connecticut Avenue Securities 2014-CO3 1M2, 3.991%, 07/25/24	736,924	0.3
232,846		Fannie Mae REMIC Trust 2003-22 BZ, 6.000%, 04/25/33	256,976	0.1
131,928		Fannie Mae REMIC Trust 2005-74 DK, 20.038%, 07/25/35	183,805	0.1
304,896		Fannie Mae REMIC Trust 2006-104 ES, 28.497%, 11/25/36	542,344	0.2
3,376,004	^	Fannie Mae REMIC Trust 2007-36 SN, 5.779%, 04/25/37	637,955	0.3
562,674		Fannie Mae REMIC Trust 2007-55 DS, 12.524%, 06/25/37	689,800	0.3
2,985,952	^	Fannie Mae REMIC Trust 2008-53 FI, 5.109%, 07/25/38	325,819	0.1
1,379,654	^	Fannie Mae REMIC Trust 2008-58 SM, 5.109%, 07/25/38	190,749	0.1
147,528		Fannie Mae REMIC Trust 2009-66 SL, 12.517%, 09/25/39	239,094	0.1
93,200		Fannie Mae REMIC Trust 2009-66 SW, 12.683%, 09/25/39	125,235	0.1
10,683,480	^	Fannie Mae REMIC Trust 2010-123 SL, 5.079%, 11/25/40	1,733,272	0.7
9,027,400	^	Fannie Mae REMIC Trust 2011-55 SK, 5.569%, 06/25/41	1,733,481	0.7
332,004	^	Fannie Mae REMIC Trust 2011-69 AI, 5.000%, 05/25/18	4,066	0.0
3,995,818	^	Fannie Mae REMIC Trust 2011-86 NS, 4.959%, 09/25/41	618,319	0.2
1,786,571	^	Fannie Mae REMIC Trust 2012-10 US, 5.459%, 02/25/42	263,754	0.1
4,606,932	^	Fannie Mae REMIC Trust 2012-24 HS, 5.559%, 09/25/40	737,274	0.3
3,591,969	^	Fannie Mae REMIC Trust 2013-31 PI, 4.500%, 02/25/43	526,744	0.2
1,611,103	^	Fannie Mae Series 2007-9 SE, 5.089%, 03/25/37	250,862	0.1
2,311,095	^	Fannie Mae Series 2013-44 DI, 3.000%, 05/25/33	313,168	0.1
377,670	^	Freddie Mac REMIC Trust 2303 SY, 7.706%, 04/15/31	91,416	0.0
2,687,598	^	Freddie Mac REMIC Trust 2989 GU, 6.006%, 02/15/33	481,387	0.2
2,628,775	^	Freddie Mac REMIC Trust 3271 SB, 5.056%, 02/15/37	403,986	0.2
6,070,818	^	Freddie Mac REMIC Trust 3424 HI, 4.906%, 04/15/38	892,650	0.4

See Accompanying Notes to Financial Statements

4

Voya Global Bond Fund	Portfolio of Investments As Of April 30, 2017 (UNAUDITED) (CONTINUED)

2,045,074	^	Freddie Mac REMIC Trust 3632 IP, 5.000%, 02/15/40	363,099	0.1
3,677,894	^	Freddie Mac REMIC Trust 3710 SL, 5.006%, 05/15/36	245,218	0.1
9,484,516	^	Freddie Mac REMIC Trust 3856 KS, 5.556%, 05/15/41	1,789,335	0.7
3,870,708	^	Freddie Mac REMIC Trust 3925 SD, 5.056%, 07/15/40	513,144	0.2
4,831,389	^	Freddie Mac REMIC Trust 3946 SE, 5.656%, 02/15/41	694,466	0.3
6,350,596	^	Freddie Mac REMIC Trust 4077 SM, 5.706%, 08/15/40	984,393	0.4
2,044,380	^	Freddie Mac REMIC Trust 4152 BI, 4.000%, 12/15/41	306,591	0.1
4,239,179	^	Freddie Mac REMIC Trust 4313 MI, 5.000%, 04/15/39	769,937	0.3
900,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN3 M3, 4.991%, 08/25/24	980,185	0.4
900,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN4 M3, 5.541%, 10/25/24	992,911	0.4
560,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 5.741%, 10/25/24	624,967	0.2
300,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 5.691%, 04/25/28	342,763	0.1
202,638		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M2, 3.191%, 03/25/25	205,455	0.1
163,244		Ginnie Mae Series 2007-37 S, 21.654%, 04/16/37	199,175	0.1
551,911		Ginnie Mae Series 2007-8 SP, 18.830%, 03/20/37	812,314	0.3
3,761,025	^	Ginnie Mae Series 2010-116 NS, 5.656%, 09/16/40	633,865	0.3
4,679,952	^	Ginnie Mae Series 2010-165 IP, 4.000%, 04/20/38	251,941	0.1
1,256,132	^	Ginnie Mae Series 2010-6 IA, 5.000%, 11/20/39	168,833	0.1
1,309,527	^	Ginnie Mae Series 2010-94 PI, 4.500%, 12/20/37	28,148	0.0
7,124,751	^	Ginnie Mae Series 2011-116 BI, 4.000%, 08/16/26	783,817	0.3
2,036,262	^	Ginnie Mae Series 2011-140 CI, 5.000%, 10/20/40	272,489	0.1
2,898,959	^	Ginnie Mae Series 2013-115 NI, 4.500%, 01/16/43	507,528	0.2
2,728,570	^	Ginnie Mae Series 2013-5 NI, 3.000%, 01/20/28	257,353	0.1
4,518,571	^	Ginnie Mae Series 2015-178 GI, 4.000%, 05/20/44	791,471	0.3
566,743		GreenPoint Mortgage Funding Trust 2006-AR3 4A1, 1.201%, 04/25/36	487,299	0.2
331,499		Lehman XS Trust Series 2005-5N 1A2, 1.351%, 11/25/35	258,452	0.1
59,578	+	Structured Asset Securities Corp. 2004-4XS 1A6, 5.050%, 02/25/34	61,066	0.0

19,235,841	^ WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 1.102%, 08/25/45	719,838	0.3
120,212	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 2.894%, 10/25/36	112,772	0.0
464,800	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 2.862%, 08/25/46	423,521	0.2
843,348	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 2.815%, 12/25/36	799,061	0.3
271,820	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 2.743%, 04/25/37	238,641	0.1
1,022,694	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/36	896,440	0.4
311,568	Wells Fargo Alternative Loan 2007-PA2 2A1, 1.421%, 06/25/37	230,246	0.1
366,899	Wells Fargo Mortgage Backed Securities 2006-8 A15 Trust, 6.000%, 07/25/36	370,442	0.1
512,342	Wells Fargo Mortgage Backed Securities 2006-AR17 Trust A1, 3.045%, 10/25/36	490,267	0.2
114,224	Wells Fargo Mortgage Backed Securities 2006-AR17 Trust A2, 3.045%, 10/25/36	109,302	0.0
594,593	Wells Fargo Mortgage Backed Securities 2006-AR7 Trust 2A1, 3.283%, 05/25/36	568,326	0.2
558,998	Wells Fargo Mortgage Backed Securities 2006-AR8 Trust 3A2, 3.176%, 04/25/36	546,821	0.2

	Total Collateralized Mortgage Obligations
	(Cost $36,485,138)	37,865,367	15.0

U.S. GOVERNMENT AGENCY OBLIGATIONS: 1.8%
		Federal Home Loan Mortgage Corporation: 0.4%##
334,994	4.000%, due 09/01/45	353,087	0.1
207,328	4.000%, due 09/01/45	218,526	0.1
451,182	4.000%, due 05/01/46	475,552	0.2
		1,047,165	0.4

		Federal National Mortgage Association: 0.9%##
172,334	2.500%, due 06/01/30	174,020	0.1
112,209	2.500%, due 06/01/30	113,307	0.0
72,678	2.500%, due 07/01/30	73,389	0.0
369,264	4.000%, due 05/01/45	389,349	0.2
406,350	4.500%, due 12/01/40	439,204	0.2
213,722	4.500%, due 12/01/40	231,039	0.1
446,292	5.000%, due 05/01/41	489,632	0.2

See Accompanying Notes to Financial Statements

5

Voya Global Bond Fund	Portfolio of Investments As Of April 30, 2017 (UNAUDITED) (CONTINUED)

216,817		5.000%, due 06/01/41	237,882	0.1
			2,147,822	0.9

		Government National Mortgage Association: 0.5%
324,216		4.500%, due 08/20/41	349,725	0.1
473,572		5.140%, due 10/20/60	495,923	0.2
395,371		5.267%, due 10/20/60	413,940	0.2
36,861		5.500%, due 03/20/39	40,746	0.0
			1,300,334	0.5

	Total U.S. Government Agency Obligations
	(Cost $4,494,395)		4,495,321	1.8

COMMERCIAL MORTGAGE-BACKED SECURITIES: 9.6%
		United States: 9.6%
810,000		Banc of America Commercial Mortgage Trust 2007-3 B, 5.850%, 06/10/49	827,064	0.3
126,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 L, 5.405%, 01/12/41	127,147	0.1
126,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 M, 5.405%, 01/12/41	126,504	0.1
127,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 N, 5.405%, 01/12/41	124,783	0.1
260,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 E, 5.714%, 04/12/38	244,945	0.1
732,519	#	Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	743,732	0.3
3,404,262	^	CD 2016-CD1 Mortgage Trust, 1.445%, 08/10/49	336,856	0.1
14,745,449	^	CFCRE Commercial Mortgage Trust 2016-C7, 0.946%, 12/10/54	869,821	0.3
18,129,243	#,^	COMM 2012 - LTRT XA, 1.020%, 10/05/30	758,642	0.3
5,596,066	^	COMM 2012-CR1 XA, 2.062%, 05/15/45	429,867	0.2
12,099,194	^	COMM 2013-LC6 XA, 1.811%, 01/10/46	628,414	0.2
7,349,503	^	Commercial Mortgage Pass Through Certificates 2016-CR28 XA, 0.353%, 02/10/49	304,151	0.1
434,542	#	Commercial Mortgage Trust 2004-GG1 F, 6.589%, 06/10/36	432,948	0.2
17,676	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	17,634	0.0
170,000		Credit Suisse First Boston Mortgage Securities Corp. 2005-C3 C, 4.952%, 07/15/37	169,914	0.1
530,000	#	DBJPM 16-C3 Mortgage Trust, 3.636%, 09/10/49	431,089	0.2
4,080,445	#,^	DBUBS 2011-LC1A XA, 0.929%, 11/10/46	82,117	0.0

370,000	#	DBUBS 2011-LC2A D, 5.727%, 07/10/44	392,466	0.2
6,440,000	^	Freddie Mac Multifamily Structured Pass Through Certificates K010 X3, 4.790%, 11/25/44	956,366	0.4
16,635,878	^	Freddie Mac Multifamily Structured Pass Through Certificates K704 X1, 2.118%, 08/25/18	299,918	0.1
8,087,203	^	Freddie Mac Multifamily Structured Pass Through Certificates K711 X3, 1.675%, 08/25/40	264,066	0.1
14,858	#	GE Capital Commercial Mortgage Series 2005-C2 H, 5.646%, 05/10/43	14,801	0.0
450,000	#	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/43	397,368	0.2
4,965,931	^	GS Mortgage Securities Trust 2012-GCJ7 XA, 2.490%, 05/10/45	361,931	0.1
1,229,048	#	JPMBB Commercial Mortgage Securities Trust 2014-C24 ESK, 9.989%, 11/15/47	1,235,692	0.5
290,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-CB8 J, 4.733%, 01/12/39	278,427	0.1
570,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-CB8 K, 4.733%, 01/12/39	530,580	0.2
5,790,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.424%, 12/15/47	101,174	0.0
308,691	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-LN1 H, 5.758%, 10/15/37	308,027	0.1
460,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.508%, 06/12/41	443,621	0.2
2,589	#	JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP1 F, 6.005%, 03/15/46	2,584	0.0
510,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP2 F, 5.010%, 07/15/42	514,249	0.2
12,103,558	^	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.828%, 06/15/45	665,871	0.3
368,625	#	JPMorgan Commercial Mortgage-Backed Securities Trust 2009-RR1 A4B2, 1.000%, 03/18/51	367,057	0.1
207,713	#	LB-UBS Commercial Mortgage Trust 2005-C1 G, 5.836%, 02/15/40	207,519	0.1
760,000		LB-UBS Commercial Mortgage Trust 2005-C3 E, 4.983%, 07/15/40	761,507	0.3

See Accompanying Notes to Financial Statements

6

Voya Global Bond Fund	Portfolio of Investments As Of April 30, 2017 (UNAUDITED) (CONTINUED)

640,000		LB-UBS Commercial Mortgage Trust 2005-C3 F, 5.013%, 07/15/40	613,381	0.2
1,370,000		LB-UBS Commercial Mortgage Trust 2006-C4 D, 6.064%, 06/15/38	1,370,455	0.5
5,830,000	#,^	LSTAR Commercial Mortgage Trust 2017-5, 1.393%, 03/10/50	336,972	0.1
670,000		Merrill Lynch Mortgage Investors Trust Series 1998-C1 E, 6.750%, 11/15/26	677,808	0.3
600,000	#	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18 D, 3.389%, 10/15/47	438,512	0.2
720,000	#	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21 D, 4.300%, 03/15/48	601,070	0.2
560,000		Morgan Stanley Capital I Trust 2006-IQ11, 6.375%, 10/15/42	548,628	0.2
930,000	#	Morgan Stanley Capital I Trust 2011-C1 E, 5.600%, 09/15/47	992,128	0.4
10,895,679	#,^	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA, 2.174%, 08/10/49	786,263	0.3
10,387,427	#,^	Wells Fargo Commercial Mortgage Trust 2012-LC5 XA, 2.161%, 10/15/45	705,642	0.3
13,521,044	^	Wells Fargo Commercial Mortgage Trust 2016-C37, 1.193%, 12/15/49	846,221	0.3
2,346,883	#,^	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.515%, 03/15/48	124,778	0.1
15,372,504	^	WFRBS Commercial Mortgage Trust 2013-C16 XA, 1.115%, 09/15/46	536,843	0.2
17,298,270	^	WFRBS Commercial Mortgage Trust 2014-C19 XA, 1.382%, 03/15/47	948,613	0.4

	Total Commercial Mortgage-Backed Securities
	(Cost $24,055,422)		24,286,166	9.6

U.S. TREASURY OBLIGATIONS: 3.4%
		U.S. Treasury Bonds: 0.0%
6,000		3.000%, due 11/15/45	6,045	0.0

		U.S. Treasury Notes: 3.4%
746,000		2.000%, due 04/30/24	741,323	0.3
1,910,000		1.250%, due 03/31/19	1,909,887	0.8
22,000		1.750%, due 01/31/23	21,750	0.0
3,846,000		1.875%, due 03/31/22	3,856,815	1.5
1,900,000		2.125%, due 03/31/24	1,903,897	0.8
45,000		1.375%, due 01/31/21	44,572	0.0
			8,478,244	3.4

	Total U.S. Treasury Obligations
	(Cost $8,475,626)		8,484,289	3.4
ASSET-BACKED SECURITIES: 5.7%
			Cayman Islands: 5.1%
	640,000	#	ALM VII R-2 Ltd. 2013-7R2A A2R, 3.158%, 10/15/27	644,591	0.2
	430,000	#	Apidos CLO XI 2012-11A BR, 3.108%, 01/17/28	431,544	0.2
	390,000	#	Apidos CLO XVII 2014-17A A2R, 3.008%, 04/17/26	390,158	0.1
	680,000	#	Apidos CLO XVII 2014-17A BR, 3.658%, 04/17/26	679,991	0.3
	1,170,000	#	Ares XXVII CLO Ltd. 2013-2A B, 2.972%, 07/28/25	1,170,004	0.5
	400,000	#	Avery Point IV CLO Ltd. 2014-1A CR, 3.506%, 04/25/26	400,000	0.2
	250,000	#	Babson CLO Ltd. 2014-IA BR, 3.356%, 07/20/25	250,024	0.1
	930,000	#	BlueMountain CLO 2012-2A BR, 2.952%, 11/20/28	932,836	0.4
	600,000	#	BlueMountain CLO 2014-4A B1R, 2.904%, 11/30/26	600,689	0.2
	550,000	#	BlueMountain CLO 2014-4A CR, 3.604%, 11/30/26	550,372	0.2
	1,160,000	#	Bristol Park CLO Ltd. 2016-1A B, 3.058%, 04/15/29	1,166,215	0.5
	390,000	#	Carlyle Global Market Strategies CLO Ltd. 2012-4A AR, 2.606%, 01/20/29	391,658	0.1
	530,000	#	Carlyle Global Market Strategies CLO Ltd. 2012-4A BR, 3.056%, 01/20/29	531,792	0.2
	500,000	#	Cedar Funding IV CLO Ltd. 2014-4A CR, 3.406%, 07/23/30	499,996	0.2
	950,000	#	Dryden 33 Senior Loan Fund 2014-33A BR, 3.008%, 10/15/28	953,179	0.4
	2,200,000	#	Madison Park Funding Ltd. 2007-6A C, 2.167%, 07/26/21	2,186,785	0.9
	250,000	#	Octagon Investment Partners XIX Ltd. 2014-1A CR, 3.258%, 04/15/26	253,239	0.1
	760,000	#	Shackleton CLO Ltd. 2016-9A A, 2.656%, 10/20/28	762,063	0.3
				12,795,136	5.1

			United States: 0.6%
	634,103		Citigroup Mortgage Loan Trust 2006-WF1 A2E, 5.114%, 03/25/36	450,481	0.2
	1,160,000	#	OHA Loan Funding Ltd. 2016-1A B1, 2.956%, 01/20/28	1,162,942	0.4
				1,613,423	0.6

		Total Asset-Backed Securities
		(Cost $14,363,044)		14,408,559	5.7

FOREIGN GOVERNMENT BONDS: 26.4%
			Argentina: 1.4%
ARS	3,172,000		Argentine Bonos del Tesoro, 21.200%, 09/19/18	217,579	0.1
	275,000		Argentine Republic Government International Bond, 6.875%, 01/26/27	291,225	0.1

See Accompanying Notes to Financial Statements

7

Voya Global Bond Fund	Portfolio of Investments As Of April 30, 2017 (UNAUDITED) (CONTINUED)

	1,420,000		Argentine Republic Government International Bond, 6.875%, 04/22/21	1,557,030	0.7
ARS	4,000,000		Republic of Argentina, 18.200%, 10/03/21	283,165	0.1
ARS	15,828,000		Republic of Argentina, 21.200%, 09/19/18	1,048,843	0.4
				3,397,842	1.4

			Brazil: 2.6%
BRL	13,987,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	4,414,070	1.8
BRL	5,100,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	1,596,414	0.6
	329,000		Brazilian Government International Bond, 2.625%, 01/05/23	308,026	0.1
	250,000		Brazilian Government International Bond, 6.000%, 04/07/26	275,000	0.1
				6,593,510	2.6

			Canada: 0.3%
CAD	880,000		Canadian Government Bond, 3.500%, 12/01/45	822,528	0.3

			Cayman Islands: 0.1%
	200,000	#	KSA Sukuk Ltd., 3.628%, 04/20/27	200,977	0.1

			Chile: 0.5%
CLP	830,000,000		Bonos Tesoreria Pesos, 4.500%, 02/28/21	1,303,379	0.5

			Colombia: 0.5%
	529,000		Colombia Government International Bond, 2.625%, 03/15/23	513,395	0.2
	618,000		Colombia Government International Bond, 8.125%, 05/21/24	789,340	0.3
				1,302,735	0.5

			Croatia: 0.1%
	300,000		Croatia Government International Bond, 6.375%, 03/24/21	332,396	0.1

			Dominican Republic: 0.2%
	461,000	#	Dominican Republic International Bond, 6.600%, 01/28/24	511,710	0.2

			Egypt: 0.1%
	300,000		Egypt Government International Bond, 6.125%, 01/31/22	312,557	0.1

			Germany: 0.8%
EUR	40,000		Bundesrepublik Deutschland, 1.000%, 08/15/25	46,928	0.0
EUR	1,170,000		Bundesrepublik Deutschland, 2.500%, 08/15/46	1,721,960	0.7
EUR	240,000		Bundesrepublik Deutschland, 08/15/26	255,639	0.1
				2,024,527	0.8

			Guatemala: 0.2%
	313,000		Guatemala Government Bond, 8.125%, 10/06/34	404,208	0.2

			Hungary: 0.2%
	226,000		Hungary Government International Bond, 5.375%, 02/21/23	251,107	0.1
	110,000		Hungary Government International Bond, 7.625%, 03/29/41	162,951	0.1
				414,058	0.2

			Indonesia: 1.6%
	300,000	#	Indonesia Government International Bond, 4.125%, 01/15/25	309,780	0.1
	650,000	#	Indonesia Government International Bond, 4.750%, 01/08/26	697,969	0.3
IDR	36,000,000,000		Indonesia Treasury Bond, 10.250%, 07/15/22	3,100,864	1.2
				4,108,613	1.6

			Italy: 4.6%
EUR	8,800,000		Italy Buoni Poliennali Del Tesoro, 4.500%, 03/01/26	11,478,727	4.6

			Ivory Coast: 0.1%
	318,500	+	Ivory Coast Government International Bond, 5.750%, 12/31/32	306,795	0.1

			Lebanon: 0.1%
	325,000		Lebanon Government International Bond, 6.000%, 01/27/23	332,758	0.1

			Mexico: 1.0%
MXN	45,700,000		Mexican Bonos, 6.500%, 06/10/21	2,382,316	0.9
	175,000		Mexico Government International Bond, 4.000%, 10/02/23	182,210	0.1
				2,564,526	1.0

			Morocco: 0.1%
	200,000		Morocco Government International Bond, 4.250%, 12/11/22	208,516	0.1

			Nigeria: 0.1%
	200,000		Nigeria Government International Bond, 7.875%, 02/16/32	217,700	0.1

			Oman: 0.1%
	225,000	#	Oman Government International Bond, 5.375%, 03/08/27	235,084	0.1

			Panama: 0.2%
	200,000	L	Panama Government International Bond, 3.875%, 03/17/28	206,740	0.1

See Accompanying Notes to Financial Statements

8

Voya Global Bond Fund	Portfolio of Investments As Of April 30, 2017 (UNAUDITED) (CONTINUED)

	315,000		Panama Government International Bond, 6.700%, 01/26/36	408,712	0.1
				615,452	0.2

			Peru: 0.5%
	75,000		Peruvian Government International Bond, 5.625%, 11/18/50	91,125	0.0
PEN	4,000,000		Peruvian Government International Bond, 6.350%, 08/12/28	1,278,869	0.5
				1,369,994	0.5

			Poland: 0.9%
PLN	7,500,000		Republic of Poland Government Bond, 3.250%, 07/25/25	1,936,810	0.8
	375,000		Republic of Poland Government International Bond, 3.250%, 04/06/26	374,616	0.1
				2,311,426	0.9

			Russia: 2.9%
RUB	86,000,000		Russian Federal Bond - OFZ, 7.500%, 08/18/21	1,506,130	0.6
RUB	94,000,000		Russian Federal Bond - OFZ, 7.600%, 07/20/22	1,659,277	0.6
RUB	192,000,000		Russian Federal Bond - OFZ, 7.750%, 09/16/26	3,424,916	1.4
	600,000	#	Russian Foreign Bond - Eurobond, 4.875%, 09/16/23	651,384	0.3
				7,241,707	2.9

			South Africa: 0.4%
ZAR	14,738,000		Republic of South Africa Government Bond, 8.500%, 01/31/37	1,004,164	0.4

			Spain: 2.9%
EUR	6,400,000	#	Spain Government Bond, 1.950%, 04/30/26	7,251,425	2.9

			Sri Lanka: 0.1%
	200,000	#	Sri Lanka Government International Bond, 6.825%, 07/18/26	210,519	0.1

			Turkey: 0.2%
	461,000		Turkey Government International Bond, 7.375%, 02/05/25	535,887	0.2

			United Kingdom: 3.4%
GBP	1,020,000		United Kingdom Gilt, 2.000%, 09/07/25	1,439,954	0.6
GBP	3,980,000		United Kingdom Gilt, 3.500%, 01/22/45	7,122,008	2.8
				8,561,962	3.4

			Uruguay: 0.1%
	75,000		Uruguay Government International Bond, 4.375%, 10/27/27	79,125	0.0
75,000	Uruguay Government International Bond, 7.625%, 03/21/36	99,030	0.1
		178,155	0.1

	Vietnam: 0.1%
125,000	Vietnam Government International Bond, 6.750%, 01/29/20	136,820	0.1

	Total Foreign Government Bonds
	(Cost $68,539,267)	66,490,657	26.4

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 2.9%
		OTC Interest Rate Swaptions: 2.9%
18,600,000	@	Call on 30-Year Interest Rate Swap, Receive a fixed rate equal to 1.315% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters, Exp. 04/10/37 Counterparty: Morgan Stanley Capital Services LLC	2,619,248	1.0
77,600,000	@	Put on 10-Year Interest Rate Swap, Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.551%, Exp. 07/12/17 Counterparty: Morgan Stanley Capital Services LLC	241,483	0.1
77,600,000	@	Put on 10-Year Interest Rate Swap, Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.564%, Exp. 05/08/17 Counterparty: Morgan Stanley Capital Services LLC	497	0.0
77,600,000	@	Put on 10-Year Interest Rate Swap, Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.703%, Exp. 05/02/17 Counterparty: JPMorgan Chase Bank N.A.	–	–
77,600,000	@	Put on 10-Year Interest Rate Swap, Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.763%, Exp. 06/02/17 Counterparty: Citibank N.A.	6,272	0.0
74,500,000	@	Put on 30-Year Interest Rate Swap, Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.850%, Exp. 07/06/17 Counterparty: JPMorgan Chase Bank N.A.	309,802	0.1

See Accompanying Notes to Financial Statements

9

Voya Global Bond Fund	Portfolio of Investments As Of April 30, 2017 (UNAUDITED) (CONTINUED)

18,600,000	@ Put on 30-Year Interest Rate Swap, Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.315%, Exp. 04/10/37 Counterparty: Morgan Stanley Capital Services LLC	2,935,133	1.2
74,500,000	@ Put on 30-Year Interest Rate Swap, Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 2.070%, Exp. 03/13/18 Counterparty: Goldman Sachs International	1,137,284	0.5
		7,249,719	2.9

	Total Purchased Options
	(Cost $11,377,914)	7,249,719	2.9

	Total Long-Term Investments
	(Cost $240,251,449)	238,707,273	94.7

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 39.0%
		Corporate Bonds/Notes: 0.4%
676,000		Actavis Funding SCS, 2.350%, 03/12/18	679,027	0.3
357,000	#	Barclays Bank PLC, 6.050%, 12/04/17	365,817	0.1
			1,044,844	0.4

		Commercial Paper: 26.2%
8,000,000		Consolidated Edison, 3.600%, 05/01/17	7,999,277	3.1
7,500,000		Duke Energy Corp, 3.420%, 05/01/17	7,499,309	3.0
7,500,000		Enterprise, 3.250%, 05/01/17	7,499,344	3.0
4,000,000		Exelon Corp, 3.420%, 05/01/17	3,999,632	1.6
7,500,000		Johnson, 3.420%, 05/01/17	7,499,309	3.0
7,500,000		Kroger Co, 3.420%, 05/01/17	7,499,309	3.0
7,500,000		Mondelez International, 3.420%, 05/01/17	7,499,309	3.0
7,500,000		Pacific Gas and Electronics, 3.510%, 05/01/17	7,499,291	2.9
7,500,000		United Healthcare Corp, 3.600%, 05/01/17	7,499,322	3.0
1,500,000		United Technologies, 3.420%, 05/01/17	1,499,862	0.6
			65,993,964	26.2
			Securities Lending Collateralcc: 1.0%
	1,000,000		Cantor Fitzgerald, Repurchase Agreement dated 04/28/17, 0.84%, due 05/01/17 (Repurchase Amount $1,000,069, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 04/30/17-03/20/67)	1,000,000	0.4
	1,000,000		Daiwa Capital Markets, Repurchase Agreement dated 04/28/17, 0.85%, due 05/01/17 (Repurchase Amount $1,000,070, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 05/18/17-12/01/51)	1,000,000	0.4
	642,184		Nomura Securities, Repurchase Agreement dated 04/28/17, 0.83%, due 05/01/17 (Repurchase Amount $642,228, collateralized by various U.S. Government Agency Obligations, 1.950%-9.000%, Market Value plus accrued interest $655,028, due 06/01/18-03/20/67)	642,184	0.2
				2,642,184	1.0

			Certificates of Deposit: 5.6%
	1,750,000		Citibank, 1.090%, 05/01/17	1,750,036	0.7
	350,000		Citibank, 1.100%, 05/01/17	350,007	0.1
	12,000,000		Credit Suisse, 1.350%, 05/01/17	12,000,419	4.8
				14,100,462	5.6

			Foreign Government Bonds: 0.3%
EUR	720,000	Z	Bundesschatzanweisungen, 06/16/17
			(Cost $800,213)	784,848	0.3

Shares		Value	Percentage of Net Assets
		Mutual Funds: 5.5%
13,807,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.650%††
	(Cost $13,807,000)	13,807,000	5.5

	Total Short-Term Investments
	(Cost $98,375,810)	98,373,302	39.0

See Accompanying Notes to Financial Statements

10

Voya Global Bond Fund	Portfolio of Investments As Of April 30, 2017 (UNAUDITED) (CONTINUED)

Total Investments in Securities (Cost $338,627,259)	$337,080,575	133.7
Liabilities in Excess of Other Assets	(84,928,612)	(33.7)
Net Assets	$252,151,963	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of April 30, 2017.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
@	Non-income producing security.
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at April 30, 2017.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

ARS	Argentine Peso
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
EUR	EU Euro
GBP	British Pound
IDR	Indonesian Rupiah
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RUB	Russian Ruble
ZAR	South African Rand

Cost for federal income tax purposes is $339,737,359.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$6,377,909
Gross Unrealized Depreciation	(9,034,693)

Net Unrealized Depreciation	$(2,656,784)

See Accompanying Notes to Financial Statements

11

Voya Global Equity Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2017 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.5%
		Australia: 1.2%
723,407		Insurance Australia Group Ltd.	3,357,967	1.2

		Canada: 1.0%
86,667		Canadian Natural Resources Ltd.	2,762,077	1.0

		China: 1.6%
12,100,000	@	China Hongxing Sports Ltd.	62,247	0.0
406,689		China Mobile Ltd.	4,329,865	1.6
			4,392,112	1.6

		Denmark: 1.7%
128,395		Danske Bank A/S	4,668,253	1.7

		France: 5.5%
268,101		Orange SA	4,149,498	1.5
17,694		LVMH Moet Hennessy Louis Vuitton SE	4,368,102	1.6
33,081		Renault S.A.	3,084,845	1.1
63,504		Societe Generale	3,482,100	1.3
			15,084,545	5.5

		Germany: 4.6%
21,180		Allianz SE	4,032,204	1.5
38,300		BASF SE	3,731,151	1.3
35,217		Siemens AG	5,051,635	1.8
			12,814,990	4.6

		Hong Kong: 1.5%
578,060		AIA Group Ltd.	4,001,005	1.5

		India: 1.0%
109,701		Yes Bank Ltd.	2,780,729	1.0

		Ireland: 1.1%
37,092		Medtronic PLC	3,081,974	1.1

		Italy: 0.8%
477,934		Enel S.p.A.	2,272,190	0.8

		Japan: 6.8%
117,500		Dai-ichi Life Holdings, Inc.	2,002,200	0.7
186,421		LIXIL Group Corp.	4,659,184	1.7
174,315		Mitsubishi Corp.	3,761,734	1.4
290,887		Panasonic Corp.	3,478,500	1.2
31,700		Rohm Co., Ltd.	2,226,226	0.8
32,200		Shin-Etsu Chemical Co., Ltd.	2,798,749	1.0
			18,926,593	6.8

		Netherlands: 1.6%
87,164		Royal Dutch Shell PLC - Class A ADR	4,549,089	1.6

		Spain: 0.9%
108,336		Gas Natural SDG S.A.	2,448,127	0.9
		Sweden: 1.5%
245,662		Volvo AB - B Shares	4,011,874	1.5

		Switzerland: 7.1%
28,428		Chubb Ltd.	3,901,743	1.4
71,487		Nestle S.A.	5,505,965	2.0
63,577		Novartis AG	4,894,480	1.8
20,235		Roche Holding AG	5,294,781	1.9
			19,596,969	7.1

		Taiwan: 1.8%
151,060		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,995,554	1.8

		United Kingdom: 4.2%
66,347		AstraZeneca PLC	3,973,492	1.4
133,986		Diageo PLC	3,899,964	1.4
21,141		Shire PLC ADR	3,741,112	1.4
			11,614,568	4.2

		United States: 51.6%
7,759	@	Amazon.com, Inc.	7,176,997	2.6
63,533		Apple, Inc.	9,126,515	3.3
197,579		Bank of America Corp.	4,611,494	1.7
35,229		Campbell Soup Co.	2,027,077	0.7
181,918		Cisco Systems, Inc.	6,197,946	2.2
105,207		Coach, Inc.	4,144,104	1.5
82,109		Coca-Cola Co.	3,543,003	1.3
32,744		Crown Castle International Corp.	3,097,582	1.1
51,107		Deere & Co.	5,704,052	2.1
36,028		Discover Financial Services	2,254,993	0.8
63,162		Dow Chemical Co.	3,966,574	1.4
22,694		Dr Pepper Snapple Group, Inc.	2,079,905	0.7
57,844		Exxon Mobil Corp.	4,722,963	1.7
28,566		General Dynamics Corp.	5,535,805	2.0
42,448		Highwoods Properties, Inc.	2,159,754	0.8
77,232		JPMorgan Chase & Co.	6,719,184	2.4
203,764		Keycorp	3,716,655	1.3
34,760		Kraft Heinz Co.	3,141,956	1.1
72,974		Lazard Ltd.	3,133,504	1.1
29,464		McDonald's Corp.	4,122,898	1.5
55,584		Merck & Co., Inc.	3,464,551	1.2
42,472		Microchip Technology, Inc.	3,210,034	1.2
140,513		Microsoft Corp.	9,619,520	3.5
20,989		Mid-America Apartment Communities, Inc.	2,082,319	0.8
28,768		NextEra Energy, Inc.	3,842,254	1.4
54,797		Nucor Corp.	3,360,700	1.2
108,015		Oracle Corp.	4,856,354	1.8
41,674		Philip Morris International, Inc.	4,619,146	1.7
84,260		Plains GP Holdings L.P.	2,508,420	0.9
67,199		Qualcomm, Inc.	3,611,274	1.3
36,710		Schlumberger Ltd.	2,664,779	1.0
58,246		Starbucks Corp.	3,498,255	1.3
30,637		UnitedHealth Group, Inc.	5,357,799	1.9

See Accompanying Notes to Financial Statements

12

Voya Global Equity Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2017 (Unaudited) (CONTINUED)

15,759	Vail Resorts, Inc.	3,114,924	1.1
		142,993,290	51.6

	Total Common Stock
	(Cost $222,579,719)	264,351,906	95.5

SHORT-TERM INVESTMENTS: 4.2%
	Mutual Funds: 4.2%
11,756,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.650%††
	(Cost $11,756,000)	11,756,000	4.2

	Total Short-Term Investments
	(Cost $11,756,000)	11,756,000	4.2

	Total Investments in Securities (Cost $234,335,719)	$276,107,906	99.7
	Assets in Excess of Other Liabilities	851,754	0.3
	Net Assets	$276,959,660	100.0

††	Rate shown is the 7-day yield as of April 30, 2017.
@	Non-income producing security.
ADR	American Depositary Receipt

Cost for federal income tax purposes is $234,819,402.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$45,476,078
Gross Unrealized Depreciation	(4,187,574)

Net Unrealized Appreciation	$41,288,504

See Accompanying Notes to Financial Statements

13

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2017 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.3%
		Australia: 3.9%
107,879		Amaysim Australia Ltd.	143,619	0.1
14,629		Apollo Tourism & Leisure Ltd.	14,450	0.0
13,208		Appen Ltd.	26,289	0.0
19,413		Aristocrat Leisure Ltd.	285,287	0.1
91,023		Ausdrill Ltd.	93,027	0.0
77,135		Aveo Group	181,932	0.1
660,343		Beach Energy Ltd.	362,570	0.2
37,299		BlueScope Steel Ltd.	325,879	0.2
26,457		BT Investment Management Ltd.	236,338	0.1
95,731		Charter Hall Group	399,993	0.2
205,066		Cleanaway Waste Management Ltd.	194,729	0.1
18,075		Codan Ltd./Australia	29,641	0.0
121,764		CSR Ltd.	446,496	0.2
38,821		Data#3 Ltd.	49,921	0.0
11,670		Dicker Data Ltd.	21,322	0.0
12,064		Domino's Pizza Enterprises Ltd.	551,687	0.3
62,568		Estia Health Ltd.	143,394	0.1
34,165		GrainCorp Ltd.	227,850	0.1
130,852		Grange Resources Ltd.	16,167	0.0
204,726		Japara Healthcare Ltd.	317,140	0.2
13,410		JB Hi-Fi Ltd.	247,762	0.1
85,691	@	Karoon Gas Australia Ltd.	94,685	0.0
111,244		Mantra Group Ltd.	234,702	0.1
25,606		Mineral Resources Ltd.	204,790	0.1
50,571		Monash IVF Group Ltd.	75,356	0.1
66,468		OceanaGold Corp.	216,683	0.1
157,518		oOh!media Ltd.	531,355	0.3
76,525		OZ Minerals Ltd.	406,335	0.2
17,580		Peet Ltd.	16,322	0.0
5,106		Pro Medicus Ltd.	20,814	0.0
359,279	@	Ramelius Resources Ltd.	108,674	0.1
68,565	L	Regis Healthcare Ltd.	230,213	0.1
13,419		Seek Ltd.	170,934	0.1
24,118		Seven Group Holdings Ltd.	200,073	0.1
24,426		Super Retail Group Ltd.	172,512	0.1
345,187		Tox Free Solutions Ltd.	571,232	0.3
38,832		Vita Group Ltd.	66,089	0.0
105,446	@	Whitehaven Coal Ltd.	215,693	0.1
			7,851,955	3.9

		Austria: 1.0%
8,145		ams AG	523,996	0.3
11,547		BUWOG AG	311,812	0.1
1,154		CA Immobilien Anlagen AG	25,272	0.0
366		Lenzing AG	68,255	0.0
6,842		POLYTEC Holding AG	119,397	0.1
5,707		Porr Ag	204,217	0.1
892		RHI AG	25,971	0.0
3,708		Schoeller-Bleckmann Oilfield Equipment AG	258,869	0.1
21,843		Wienerberger AG	511,396	0.3
			2,049,185	1.0
		Belgium: 1.4%
151,931	@	AGFA-Gevaert NV	770,892	0.4
797		Barco NV	78,513	0.1
3,279		Cie d'Entreprises CFE	477,886	0.3
566		D'ieteren SA	27,615	0.0
3,092	@	Galapagos NV	270,886	0.1
501		Jensen-Group NV	24,013	0.0
2,852		Melexis NV	237,755	0.1
13,866	@	Ontex Group NV	462,641	0.2
175		Picanol	17,061	0.0
1,901		RealDolmen	53,022	0.0
352		TER Beke SA	68,826	0.1
2,874		Warehouses De Pauw SCA	275,018	0.1
			2,764,128	1.4

		Brazil: 0.0%
8,100	@	Magnesita Refratarios SA	68,494	0.0

		Canada: 7.4%
1,800		Agellan Commercial Real Estate Investment Trust	15,138	0.0
37,963		AGF Management Ltd.	189,669	0.1
15,700		Aimia, Inc.	105,123	0.1
18,413	@	Air Canada	175,221	0.1
28,550		Algonquin Power & Utilities Corp.	270,431	0.1
85,900		Bonavista Energy Corp.	180,604	0.1
1,800		Brookfield Real Estate Services, Inc.	21,349	0.0
10,550	@	BRP, Inc./CA	249,404	0.1
9,900		BTB Real Estate Investment Trust	35,029	0.0
1,400		Calian Group Ltd.	27,845	0.0
8,544		Canadian Apartment Properties REIT	211,996	0.1
14,987	@	Canfor Corp.	225,071	0.1
21,323		Canfor Pulp Products, Inc.	184,792	0.1
8,900		Capital Power Corp.	162,215	0.1
338,352	@	Capstone Mining Corp.	262,740	0.1
36,141		Cascades, Inc.	435,265	0.2
7,300	@	Cathedral Energy Services Ltd.	5,080	0.0
22,746	@	Celestica, Inc.	324,098	0.2
14,190	@,L	Cipher Pharmaceuticals, Inc.	46,259	0.0
4,462		Cogeco Communications, Inc.	255,322	0.1
2,025		Cogeco, Inc.	101,380	0.1
3,800		Dorel Industries, Inc.	91,308	0.1
6,900		Dream Office Real Estate Investment Trust	98,214	0.1
44,724		Enerflex Ltd.	630,372	0.3
77,800		Ensign Energy Services, Inc.	432,586	0.2
84,573		Entertainment One Ltd.	270,890	0.1
18,200		Gluskin Sheff + Associates, Inc.	226,392	0.1
69,445	@	Gran Tierra Energy, Inc.	175,005	0.1
1,100		Guardian Capital Group Ltd.	21,830	0.0
12,400		H&R Real Estate Investment Trust	210,383	0.1
44,557		High Arctic Energy Services, Inc.	157,005	0.1

See Accompanying Notes to Financial Statements

14

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2017 (Unaudited) (CONTINUED)

10,400		High Liner Foods, Inc.	143,995	0.1
68,534		HudBay Minerals, Inc.	409,181	0.2
1,532		Information Services Corp.	20,920	0.0
32,513	@	Interfor Corp.	480,174	0.2
10,700		Just Energy Group, Inc.	65,373	0.0
300		Lassonde Industries, Inc.	52,475	0.0
6,040		Laurentian Bank of Canada	247,078	0.1
400		Leon's Furniture Ltd.	4,973	0.0
125,600		Lucara Diamond Corp.	289,835	0.2
15,200		Maple Leaf Foods Inc.	380,487	0.2
42,100		Martinrea International, Inc.	321,367	0.2
21,800	@	Merus Labs International, Inc.	16,928	0.0
600		Morguard Corp.	84,828	0.1
1,636		Morguard North American Residential Real Estate Investment Trust	18,133	0.0
40,955	@	Net 1 UEPS Technologies, Inc.	443,543	0.2
30,504		North American Energy Partners, Inc.	144,894	0.1
36,519	@,L	Painted Pony Petroleum Ltd.	133,764	0.1
36,475	@	Parex Resources, Inc.	452,915	0.2
4,500	@	PHX Energy Services Corp.	10,516	0.0
5,122		Premium Brands Holdings Corp.	320,592	0.2
18,500		Reitmans Canada Ltd.	74,268	0.0
44,300		Russel Metals, Inc.	849,620	0.4
93,128	@	SEMAFO, Inc.	214,221	0.1
100	@	Senvest Capital, Inc.	12,820	0.0
9,283		Stuart Olson, Inc.	36,587	0.0
21,000		Supremex, Inc.	76,151	0.0
90,192	@,L	Tamarack Valley Energy Ltd.	171,788	0.1
105,557	@	Taseko Mines Ltd.	120,335	0.1
17,200		Torstar Corp.	21,798	0.0
63,400		Transalta Corp.	324,652	0.2
54,139		Transcontinental, Inc.	965,741	0.5
9,910	@	TransGlobe Energy Corp.	14,469	0.0
14,428		Tree Island Steel Ltd.	46,506	0.0
32,956		Tricon Capital Group, Inc.	259,293	0.1
166,696	@	Trinidad Drilling Ltd.	261,331	0.1
3,900		Wajax Corp.	69,797	0.0
21,488		West Fraser Timber Co., Ltd.	965,586	0.5
11,300	@	Western Energy Services Corp.	16,722	0.0
497		WestJet Airlines Ltd.	8,221	0.0
25,500		Westshore Terminals Investment Corp.	445,907	0.2
8,338	@	Xtreme Drilling and Coil Services Corp.	14,293	0.0
12,100		ZCL Composites, Inc.	130,746	0.1
			14,940,839	7.4

		China: 0.7%
121,500		Asia Cement China Holdings Corp.	39,353	0.0
34,000		Baoye Group Co. Ltd.	25,090	0.0
327,000		Central China Real Estate Ltd.	79,805	0.0
272,000		China Metal International Holdings, Inc.	84,250	0.1
155,000		China Sunshine Paper Holdings Co. Ltd.	29,862	0.0
19,022		China Yuchai International Ltd.	369,027	0.2
741	@	CKH Food & Health Ltd.	847	0.0
54,000		Dutech Holdings Ltd.	19,518	0.0
150,000		Harbin Electric Co. Ltd.	91,676	0.1
31,000		Hisense Kelon Electrical Holdings Co. Ltd.	43,293	0.0
210,000		Hopefluent Group Holdings Ltd.	63,395	0.0
56,000		Huajin International Holdings Ltd.	20,722	0.0
115,500		Kingboard Chemicals Holdings	415,980	0.2
88,000	@	RREEF China Commercial Trust	–	–
163,000		Sinotruk Hong Kong Ltd.	113,203	0.1
116,000		Ten Pao Group Holdings Ltd.	28,159	0.0
129,000		Xingfa Aluminium Holdings Ltd.	60,036	0.0
			1,484,216	0.7

		Cyprus: 0.0%
4,349		Globaltrans Investment PLC GDR	32,922	0.0

		Denmark: 0.8%
75,259		Columbus A/S	154,304	0.1
11,309		GN Store Nord	293,956	0.1
1,780	@	H+H International A/S	24,748	0.0
441		Harboes Bryggeri A/S	8,558	0.0
3,682		Jyske Bank	196,898	0.1
2,799	@	NKT Holding A/S	220,637	0.1
4,411		Per Aarsleff Holding A/S	113,143	0.1
1,383		Schouw & Co.	142,357	0.1
3,995		SimCorp A/S	250,468	0.1
299		SP Group A/S	42,825	0.0
4,574		Sparekassen Sjaelland-Fyn AS	84,738	0.1
			1,532,632	0.8

		Finland: 1.0%
5,428		Atria PLC	64,508	0.1
17,357		Cramo PLC	451,310	0.2
10,269		Finnair OYJ	53,581	0.0
16,552		F-Secure Oyj	61,581	0.0
26,740		HKScan OYJ	100,200	0.1
12,504		Oriola-KD OYJ	52,678	0.0
53,812		Outokumpu OYJ	515,303	0.3
60,017		Sponda OYJ	264,725	0.1
694		Vaisala OYJ	33,255	0.0
18,608		Valmet OYJ	338,944	0.2
			1,936,085	1.0

		France: 7.2%
8,401		Actia Group	76,870	0.0
4,213		Altamir	70,720	0.0
4,596	@	Alten Ltd.	389,500	0.2
7,020	#,@	Amundi SA	461,959	0.2
896		ARGAN SA	30,266	0.0
6,990	@	Arkema SA	740,123	0.4
1,348		Assystem	49,264	0.0
7,699	@	Atos SE	1,008,457	0.5

See Accompanying Notes to Financial Statements

15

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2017 (Unaudited) (CONTINUED)

1,117		Aubay	33,920	0.0
2,050		Axway Software SA	72,128	0.0
1,957		Bastide le Confort Medical	64,422	0.0
1,561	@	BioMerieux	312,162	0.2
1,451		Boiron SA	137,999	0.1
500		Savencia SA	44,130	0.0
1,601		Caisse Regionale de Credit Agricole Mutuel Nord de France	34,862	0.0
3,402		CBO Territoria	14,156	0.0
2,308		Cie des Alpes	58,830	0.0
4,697	@	Criteo SA ADR	255,470	0.1
40,724		Derichebourg	195,010	0.1
1,435		Devoteam SA	96,634	0.1
7,902	@	Edenred	202,423	0.1
4,579	@	Eiffage SA	387,864	0.2
9,464	#,@	Elior Group	236,117	0.1
5,434	@	Eurazeo SA	368,321	0.2
1,559		Groupe Crit	130,848	0.1
2,456		Groupe Open	69,237	0.0
2,856		HighCo	19,786	0.0
4,620	@	ID Logistics Group	700,282	0.4
8,111	@	Imerys SA	697,799	0.3
762		Infotel SA	36,530	0.0
15,509	@	Innate Pharma SA	191,581	0.1
5,951	@	Ipsen SA	692,835	0.3
1,855		Le Belier	81,634	0.1
1,992		Lectra	51,752	0.0
1,669		Linedata Services	87,266	0.1
25,782	#,@	Maisons du Monde SA	894,768	0.5
380		Manutan International	29,890	0.0
5,861		Mersen SA	169,186	0.1
7,980		MGI Coutier	294,022	0.2
9,540	@	Nexity	518,713	0.3
4,889	L	PCAS	69,032	0.0
765		Plastivaloire	134,864	0.1
336		PSB Industries SA	18,238	0.0
6,205		SCOR SE	245,451	0.1
1,415	@	SEB SA	227,863	0.1
405		Societe Fonciere Lyonnaise SA	21,485	0.0
16,480	@	Societe Television Francaise (T.F.1)	201,666	0.1
1,286		Synergie SA	53,680	0.0
4,367		Tarkett SA	205,185	0.1
5,646		Teleperformance	709,979	0.4
106		Total Gabon	18,109	0.0
36,100	@	UbiSoft Entertainment	1,710,145	0.8
7,194		Valeo SA	517,681	0.3
451		Vetoquinol SA	24,770	0.0
2,277	@	Virbac SA	358,533	0.2
229		Voyageurs du Monde	18,160	0.0
			14,542,577	7.2

		Germany: 5.2%
5,437		Aareal Bank AG	218,681	0.1
2,360	@	Accentro Real Estate AG	26,479	0.0
8,103		Amadeus Fire AG	692,182	0.4
6,689	@	Aumann AG	439,949	0.2
2,122		Bechtle AG	243,470	0.1
3,322		Berentzen-Gruppe AG	39,660	0.0
5,767		Carl Zeiss Meditec AG	262,159	0.1
3,589		CENTROTEC Sustainable AG	75,424	0.0
6,864		Cewe Stiftung & Co. KGAA	625,002	0.3
43,125		Deutz AG	335,673	0.2
4,987	@	Dialog Semiconductor PLC	233,347	0.1
6,060		Duerr AG	603,882	0.3
156		Eckert & Ziegler AG	4,310	0.0
3,487		Elmos Semiconductor AG	92,674	0.1
10,843		ElringKlinger AG	216,457	0.1
47,868	@	Evotec AG	558,987	0.3
1,131	@	First Sensor AG	14,390	0.0
4,254		Francotyp-Postalia Holding AG	24,559	0.0
7,479		Freenet AG	234,716	0.1
329		FRoSTA AG	22,757	0.0
2,537		Gerresheimer AG	199,024	0.1
385	@	GK Software AG	29,076	0.0
13,130	@	Kloeckner & Co. SE	145,051	0.1
1,106	@	Koenig & Bauer AG	76,538	0.0
16,384	@	Kontron AG	57,771	0.0
2,952		Lanxess	213,154	0.1
2,003		MTU Aero Engines Holding AG	287,299	0.1
51,426	@	Patrizia Immobilien AG	1,014,587	0.5
45,504		SAF-Holland SA	785,574	0.4
10,187	@	Siltronic AG	732,330	0.4
4,124		Stada Arzneimittel AG	292,228	0.1
7,707		STRATEC Biomedical AG	449,271	0.2
12,861		Suedzucker AG	275,242	0.1
20,785		TAG Immobilien AG	295,932	0.2
2,356		Technotrans AG	83,793	0.1
7,535		VERBIO Vereinigte BioEnergie AG	74,413	0.1
5,997		VTG AG	197,817	0.1
4,994		Wirecard AG	295,298	0.2
			10,469,156	5.2

		Greece: 0.0%
5,808		Aegean Marine Petroleum Network, Inc.	64,759	0.0

		Hong Kong: 2.2%
2,000		Allied Group Ltd.	13,268	0.0
236,000		Allied Properties HK Ltd	55,801	0.0
384,000		Bossini International Holdings Ltd	23,203	0.0
2,802,920	@	China Billion Resources Ltd	11,171	0.0
87,913	@	S&C Engine Group Ltd.	88,797	0.1
210,000	@	China Overseas Grand Oceans Group Ltd.	107,562	0.1
204,000		CNT Group Ltd.	15,736	0.0
200,000		Computime Group Ltd.	26,746	0.0
25,200		Dah Sing Financial Holdings Ltd.	191,038	0.1
507,500	@	DMX Technologies Group Ltd.	–	–
64,000		Dream International Ltd.	23,779	0.0
162,000		Eagle Nice International Holdings Ltd.	46,623	0.0
94,000		EcoGreen International Group Ltd.	20,665	0.0
558,000		Emperor International Holdings Ltd.	172,156	0.1
42,000	@	eSun Holdings Ltd.	5,016	0.0
1,224,000		Fountain SET Hldgs	161,919	0.1
152,000		Get Nice Financial Group Ltd.	22,644	0.0

See Accompanying Notes to Financial Statements

16

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2017 (Unaudited) (CONTINUED)

566,000		Get Nice Holdings Ltd.	19,642	0.0
102,000		Guangnan Holdings Ltd.	14,949	0.0
138,944		Hanison Construction Holdings Ltd.	24,597	0.0
10,000		Hong Kong Ferry Holdings Co. Ltd.	11,553	0.0
238,000		Hop Fung Group Holdings Ltd.	30,566	0.0
64,000		Human Health Holdings Ltd.	16,861	0.0
54,000		Hung Hing Printing Group Ltd.	10,822	0.0
50,000		I.T LTD	21,120	0.0
167,000	@	I-CABLE Communications Ltd.	12,662	0.0
130,000		Inspur International Ltd.	26,889	0.0
523,000		K Wah International Holdings Ltd.	331,879	0.2
114,000		Kingmaker Footwear Holdings Ltd.	32,358	0.0
3,340,000		Lai Fung Holdings Ltd.	92,722	0.1
928,000		Lai Sun Development Co. Ltd.	26,107	0.0
3,000		Lippo Ltd.	1,849	0.0
6,000		Liu Chong Hing Investment Ltd.	9,470	0.0
52,000		Lung Kee Bermuda Holdings	24,392	0.0
683,600		Man Wah Holdings Ltd.	566,077	0.3
118,000		Ming Fai International Holdings Ltd	18,198	0.0
162,000		Minmetals Land Ltd.	19,760	0.0
23,000	@	Neptune Group Ltd.	1,271	0.0
278,000	@	Pacific Andes International Holdings Ltd.	–	–
20,000		PC Partner Group Ltd.	4,423	0.0
484,000		Pico Far East Holdings Ltd.	196,006	0.1
72,000		Playmates Holdings Ltd.	114,965	0.1
244,000		Road King Infrastructure	361,826	0.2
562,000	@	Sinolink Worldwide Holdings	60,652	0.0
15,500		Soundwill Holdings Ltd.	38,300	0.0
86,000		Sun Hung Kai & Co. Ltd.	63,960	0.1
128,000		Tang Palace China Holdings Ltd.	48,051	0.0
189,000		Tao Heung Holdings Ltd.	51,755	0.1
46,000		Tomson Group Ltd.	24,423	0.0
1,580,000		Tongda Group Holdings Ltd.	620,638	0.3
100,000		TPV Technology Ltd.	27,219	0.0
280,000		Value Partners Group Ltd.	258,734	0.1
30,200		Valuetronics Holdings Ltd.	17,608	0.0
31,000		Varitronix International Ltd.	14,706	0.0
216,000		Vedan International Holdings Ltd.	26,339	0.0
464,400		VST Holdings Ltd.	161,798	0.1
140,000		Wuling Motors Holdings Ltd.	12,059	0.0
			4,403,330	2.2
		India: 0.4%
70,651		Chennai Petroleum Corp. Ltd.	418,141	0.2
25,620	@	Geodesic Ltd.	–	–
27,324		Gujarat Industries Power Co. Ltd.	46,037	0.0
12,610		KPR Mill Ltd.	141,960	0.1
7,439		Polyplex Corp. Ltd.	55,338	0.0
874		Sharda Motor Industries Ltd.	26,036	0.0
286		TVS Srichakra Ltd.	17,921	0.0
21,379	@	Varun Industries Ltd.	–	–
35,487		West Coast Paper Mills Ltd.	109,712	0.1
			815,145	0.4

		Indonesia: 0.2%
1,280,800		Bank Bukopin Tbk	60,474	0.1
563,000		Elnusa Tbk PT	15,930	0.0
3,367,000	@	Gajah Tunggal Tbk PT	261,171	0.1
61,300		Indah Kiat Pulp and Paper Corp. Tbk PT	9,566	0.0
82,900	@	Petrosea Tbk PT	8,769	0.0
4,480		Sunway Construction Group Bhd	2,063	0.0
			357,973	0.2

		Ireland: 0.6%
7,602	@	Avadel Pharmaceuticals PLC ADR	72,143	0.0
340,304	@	Cairn Homes PLC	580,135	0.3
21,872		Grafton Group Plc	211,616	0.1
46,055	@	UDG Healthcare PLC	446,066	0.2
			1,309,960	0.6

		Israel: 1.0%
2,769		Africa Israel Residences Ltd.	59,291	0.0
3,252		Albaad Massuot Yitzhak Ltd.	56,109	0.0
27,258		Ashdar Building Co. Ltd.	19,688	0.0
6,088		Ashtrom Group Ltd.	20,541	0.0
6,603		Ashtrom Properties Ltd.	30,252	0.0
11,628		Babylon Ltd.	6,190	0.0
78,012	@	Ceragon Networks Ltd.	259,780	0.1
3,002		Danel Adir Yeoshua Ltd.	139,394	0.1
4,411		Dor Alon Energy in Israel 1988 Ltd.	77,118	0.0
24,750		Electra Consumer Products 1970 Ltd.	514,905	0.3
3,487		FIBI Holdings Ltd.	73,333	0.0
6,848	@	Hagag Group Real Estate Development	20,420	0.0
680		Isras Investment Co. Ltd.	79,044	0.1
4,966		Kerur Holdings Ltd.	164,263	0.1
693		Klil Industries Ltd.	75,958	0.0
201		Malam - Team Ltd.	23,642	0.0
6,699		Meitav DS Investments Ltd.	26,927	0.0
9,839	@	Naphtha Israel Petroleum Corp. Ltd.	79,368	0.1
3,691		Norstar Holdings, Inc.	75,736	0.0
2,516		Palram Industries 1990 Ltd.	19,528	0.0
5,236		Scope Metals Group Ltd.	147,498	0.1

See Accompanying Notes to Financial Statements

17

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2017 (Unaudited) (CONTINUED)

11,821	@	Syneron Medical Ltd.	129,440	0.1
			2,098,425	1.0

		Italy: 5.9%
231,475		A2A SpA	344,050	0.2
40,651		Amplifon S.p.A.	519,283	0.2
144,334	#,@	Anima Holding SpA	943,542	0.5
18,469	@	Arnoldo Mondadori Editore SpA	36,676	0.0
9,304		Ascopiave SpA	36,708	0.0
60,298		Autogrill S.p.A.	685,766	0.3
22,817		Autostrada Torino-Milano S.p.A.	351,692	0.2
11,177		Azimut Holding S.p.A.	218,027	0.1
3,654		Banca IFIS SpA	157,620	0.1
11,206		Biesse S.p.A.	345,092	0.2
10,941	@	Brembo SpA	859,599	0.4
29,152		Brunello Cucinelli SpA	763,397	0.4
8,736		Buzzi Unicem SpA	224,484	0.1
7,618		Caltagirone SpA	20,912	0.0
3,701		Cattolica di Assicurazioni SCRL	32,896	0.0
2,661		Cembre SpA	58,262	0.0
68,314		Cerved Information Solutions SpA	729,336	0.4
54,102		Cofide SpA	40,900	0.0
13,424		Danieli & Co. Officine Meccaniche S.p.A.	335,593	0.2
11,570	@	DiaSorin SpA	867,101	0.4
24,073		Digital Bros SpA	379,749	0.2
1,676		El.En. SpA	59,681	0.1
5,601		Elica SpA	10,128	0.0
15,292		Emak SpA	26,535	0.0
23,976		FinecoBank Banca Fineco SpA	170,799	0.1
4,162		Gruppo MutuiOnline SpA	54,721	0.0
185,435	#	Infrastrutture Wireless Italiane SpA	1,026,132	0.5
57,691	@	Juventus Football Club SpA	53,291	0.0
38,941		Moncler SpA	960,481	0.5
76,540	#,@	OVS SpA	509,422	0.3
1,910		Prima Industrie SpA	53,325	0.0
50,433		Reno de Medici SpA	19,036	0.0
6,598		Sabaf SpA	93,937	0.1
2,675		SAES Getters SpA	52,327	0.0
27,351		Salvatore Ferragamo Italia SpA	875,843	0.4
13,272	@	Saras S.p.A.	27,728	0.0
5,092		Servizi Italia SpA	23,891	0.0
979		Sesa SpA	25,168	0.0
3,969	@	Tecnoinvestimenti Spa	22,914	0.0
			12,016,044	5.9

		Japan: 23.3%
10,800		Adastria Co. Ltd.	268,230	0.1
1,000		Aichi Bank Ltd.	55,208	0.0
3,000		Ain Holdings, Inc.	207,827	0.1
2,500		Alpha Systems, Inc.	43,095	0.0
31,000		Alps Electric Co., Ltd.	911,174	0.5
800		Anabuki Kosan, Inc.	19,598	0.0
1,900		Arakawa Chemical Industries Ltd.	33,597	0.0
9,900		Arcs Co., Ltd.	212,054	0.1
19,900		Asahi Intecc Co. Ltd.	884,679	0.4
2,100		Ateam, Inc.	55,188	0.0
6,000		Bando Chemical Industries Ltd.	54,977	0.0
17,000		Bank of Kochi Ltd.	19,371	0.0
49,000		Best Denki Co., Ltd.	71,210	0.0
2,800		Chori Co., Ltd.	49,969	0.0
11,800		Chubu Shiryo Co., Ltd.	139,598	0.1
23,000		CKD Corp.	288,023	0.2
1,400		CK-San-Etsu Co. Ltd.	22,556	0.0
69,000		Clarion Co., Ltd.	273,948	0.1
2,500		Corona Corp.	25,589	0.0
5,400		CTI Engineering Co., Ltd.	52,880	0.0
8,000		Daido Kogyo Co., Ltd.	20,315	0.0
10,400		Daifuku Co., Ltd.	262,888	0.1
3,200		Daihatsu Diesel Manufacturing Co., Ltd.	20,640	0.0
41,000		Daihen Corp.	260,321	0.1
28,000		Daiki Aluminium Industry Co., Ltd.	132,646	0.1
66,000		Daikyo, Inc.	137,448	0.1
76,400		Daikyonishikawa Corp.	971,210	0.5
2,800		Screen Holdings Co. Ltd.	203,382	0.1
1,600		Daishinku Corp.	19,482	0.0
34,300		Daiwa Industries Ltd.	337,969	0.2
20,800		DCM Holdings Co., Ltd.	181,090	0.1
37,000		Denka Co., Ltd.	190,636	0.1
6,000		Diamond Dining Co. Ltd.	112,638	0.1
16,300		Dip Corp.	360,152	0.2
2,830		Disco Corp.	447,644	0.2
38,200		DMG Mori Co. Ltd.	630,772	0.3
19,000		Doutor Nichires Holdings Co., Ltd.	402,907	0.2
25,000		Dowa Holdings Co., Ltd.	186,116	0.1
16,891		DTS Corp.	443,450	0.2
2,100		Dunlop Sports Co. Ltd.	19,513	0.0
24,700		EPS Holdings, Inc.	325,511	0.2
23,500	L	eRex Co. Ltd.	281,709	0.1
4,500		Excel Co., Ltd.	59,184	0.0
9,200		Ezaki Glico Co., Ltd.	484,819	0.2
2,200		Falco Holdings Co. Ltd.	30,189	0.0
52,000	L	Ferrotec Corp.	618,839	0.3
190,500		FIDEA Holdings Co., Ltd.	357,665	0.2
18,300		FJ Next Co. Ltd.	156,175	0.1
14,000		Fuji Kiko Co., Ltd.	75,404	0.0
10,027		Fuji Soft, Inc.	264,732	0.1
8,100		Fujikura Kasei Co., Ltd.	47,812	0.0
12,500		Fujitsu Frontech Ltd.	172,988	0.1
2,200		FuKoKu Co. Ltd.	17,984	0.0
500		Fukuda Denshi Co., Ltd.	30,186	0.0
2,000		Furusato Industries Ltd.	29,578	0.0
18,600		Future Corp.	144,482	0.1
8,400		G-7 Holdings, Inc.	174,843	0.1
4,800		GL Sciences, Inc.	52,503	0.0
2,800		GMO Cloud K.K.	55,032	0.0
7,400		Grandy House Corp.	26,849	0.0
25,900		H2O Retailing Corp.	439,611	0.2
3,900		Haruyama Trading Co., Ltd.	33,923	0.0
24,100		Hitachi Metals Ltd.	337,504	0.2
6,000		Hokko Chemical Industry Co. Ltd.	25,727	0.0
4,100		Horiba Ltd.	241,722	0.1
1,000		Hosokawa Micron Corp.	36,762	0.0
2,000		Human Holdings Co. Ltd.	26,345	0.0
4,400		I K K, Inc.	29,960	0.0
110,000	L	Ichigo, Inc.	319,823	0.2
222,000	@	IHI Corp.	751,779	0.4

See Accompanying Notes to Financial Statements

18

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2017 (Unaudited) (CONTINUED)

9,800		IJT Technology Holdings Co. Ltd.	55,451	0.0
4,600		I-Net Corp.	52,557	0.0
21,300		Infocom Corp.	372,793	0.2
8,900		I-O Data Device, Inc.	91,284	0.1
9,300		TIS, Inc.	234,414	0.1
400		Itochu-Shokuhin Co., Ltd.	16,734	0.0
50,000		Itoham Yonekyu Holdings, Inc.	462,109	0.2
1,900		IwaiCosmo Holdings, Inc.	18,227	0.0
12,000		Iwasaki Electric Co., Ltd.	17,758	0.0
12,700		JAC Recruitment Co. Ltd.	194,780	0.1
17,400	L	Jamco Corp.	406,043	0.2
387		Japan Hotel REIT Investment Corp.	263,774	0.1
7,100		JBCC Holdings, Inc.	51,601	0.0
7,700		Juki Corp.	88,481	0.1
1,800		Kaga Electronics Co., Ltd.	33,308	0.0
700		Kamei Corp.	7,714	0.0
9,700		Kanamoto Co., Ltd.	262,998	0.1
1,900		Kaneko Seeds Co. Ltd.	24,368	0.0
430,000		Kanematsu Corp.	876,181	0.4
9,300		Kasai Kogyo Co., Ltd.	115,484	0.1
1,200		Kawasumi Laboratories, Inc.	7,629	0.0
4,700		Keihanshin Building Co. Ltd.	26,902	0.0
100,300	L	Kenedix, Inc.	462,752	0.2
5,700		King Co. Ltd.	20,049	0.0
12,000	@	KNT-CT Holdings Co., Ltd.	15,187	0.0
1,700		Kita-Nippon Bank Ltd.	49,066	0.0
1,000		Kitano Construction Corp.	2,707	0.0
29,900	@	Kobe Steel Ltd.	265,633	0.1
1,000		Komaihal Tec, Inc.	18,751	0.0
14,000		Kurabo Industries Ltd.	31,257	0.0
20,000		Kyodo Printing Co., Ltd.	66,250	0.0
8,300		Kyowa Leather Cloth Co., Ltd.	65,861	0.0
23,082		Kyudenko Corp.	661,433	0.3
34,000		Leopalace21 Corp.	180,722	0.1
33,000		Maeda Corp.	303,475	0.2
5,800		Mandom Corp.	275,309	0.1
4,000		Marudai Food Co., Ltd.	18,313	0.0
1,600		Maruka Machinery Co. Ltd.	26,161	0.0
6,100		Matsumotokiyoshi Holdings Co., Ltd.	305,933	0.2
5,400		Meiji Shipping Co., Ltd.	20,646	0.0
1,100		Mie Bank Ltd.	22,936	0.0
37,000		Minebea Co., Ltd.	535,275	0.3
39,500		Mito Securities Co., Ltd.	104,276	0.1
4,100		Mitsubishi Materials Corp.	122,085	0.1
9,000		Mitsui Home Co., Ltd.	54,455	0.0
16,500		Miura Co., Ltd.	276,473	0.1
8,300		Morinaga & Co., Ltd.	392,221	0.2
4,000		Morishita Jintan Co. Ltd.	21,548	0.0
24,100		MTI Ltd.	137,386	0.1
1,000		Murakami Corp.	19,323	0.0
6,800		Musashi Seimitsu Industry Co., Ltd.	167,027	0.1
700		Nafco Co., Ltd.	11,135	0.0
1,500		Nagano Bank Ltd.	26,790	0.0
15,800		Nakano Corp.	92,563	0.1
900		NDS Co. Ltd.	23,097	0.0
2,000		Nichiha Corp.	62,739	0.0
10,073		Nichireki Co., Ltd.	87,079	0.1
3,800		Nichirin Co. Ltd.	70,886	0.0
1,100		Nihon Dengi Co. Ltd.	23,724	0.0
79		Nippon Accommodations Fund, Inc.	339,457	0.2
1,000		Nippon Beet Sugar Manufacturing Co., Ltd.	20,895	0.0
60,000		Nippon Chemi-Con Corp.	203,584	0.1
900		Nippon Chemiphar Co., Ltd.	41,502	0.0
10,100		Nippon Filcon Co., Ltd./Tokyo	54,008	0.0
10,000		Nippon Seisen Co., Ltd.	61,084	0.0
18,400		Nippon Shinyaku Co., Ltd.	978,491	0.5
8,000		Nippon Shokubai Co., Ltd.	537,397	0.3
188,000	@	Nippon Yusen KK	377,985	0.2
166,000		Niraku GC Holdings, Inc.	24,116	0.0
18,700		Nishimatsuya Chain Co., Ltd.	198,407	0.1
3,200		Nissei Plastic Industrial Co., Ltd.	30,492	0.0
6,600	L	Nissha Printing Co., Ltd.	164,201	0.1
13,000		Nisshin Fudosan Co.	73,528	0.0
9,000		Nittetsu Mining Co., Ltd.	479,686	0.2
8,000		Nitto Seiko Co., Ltd.	32,879	0.0
3,400		NJS Co. Ltd.	41,929	0.0
1,600		Noritake Co., Ltd.	42,927	0.0
89,600		North Pacific Bank Ltd.	341,681	0.2
12,900		NS Solutions Corp.	282,653	0.1
82,000		Obayashi Road Corp.	499,088	0.3
37,000		Oenon Holdings, Inc.	81,990	0.1
1,900		Ohashi Technica, Inc.	23,509	0.0
22,000		Oita Bank Ltd.	85,142	0.1
8,000		Okura Industrial Co., Ltd.	37,878	0.0
4,000		Onoken Co., Ltd.	55,454	0.0
7,400		Open House Co. Ltd.	181,519	0.1
5,000		Origin Electric Co. Ltd.	14,120	0.0
13,000		OUG Holdings, Inc.	30,329	0.0
6,800		Outsourcing, Inc.	260,850	0.1
9,300		Paltac Corp.	274,513	0.1
6,000		PAPYLESS Co. Ltd.	159,461	0.1
9,000		Parker Corp.	42,706	0.0
1,500		PCA Corp.	19,867	0.0
11,000		Pegasus Sewing Machine Manufacturing Co., Ltd.	84,914	0.1
43,300		Penta-Ocean Construction Co., Ltd.	219,362	0.1
16,400		Poletowin Pitcrew Holdings, Inc.	206,142	0.1
25,100		Round One Corp.	214,367	0.1
48,000		Ryobi Ltd.	211,187	0.1
11,000		Sakai Heavy Industries Ltd.	30,215	0.0
16,282		San-Ai Oil Co., Ltd.	138,307	0.1
3,200		Sanko Metal Industrial Co. Ltd.	86,282	0.1
4,000		Sankyo Frontier Co. Ltd.	46,992	0.0
2,800		Sansha Electric Manufacturing Co. Ltd.	12,659	0.0
108,500		Sanwa Holdings Corp.	1,093,698	0.5
33,000		Saxa Holdings, Inc.	62,501	0.0
45,300		Scroll Corp.	145,235	0.1

See Accompanying Notes to Financial Statements

19

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2017 (Unaudited) (CONTINUED)

21,700		Seikitokyu Kogyo Co., Ltd.	116,907	0.1
26,300		Seino Holdings Corp.	304,604	0.2
1,200		Senshu Electric Co. Ltd	21,655	0.0
71,000		Shiga Bank Ltd.	371,030	0.2
3,000		Shingakukai Co., Ltd.	15,534	0.0
211,000		Shinsei Bank Ltd.	393,949	0.2
21,600		Shinsho Corp.	485,145	0.2
8,200		Ship Healthcare Holdings, Inc.	220,677	0.1
9,500		Softcreate Holdings Corp.	121,990	0.1
4,400		Soken Chemical & Engineering Co. Ltd.	57,072	0.0
1,100		SPK Corp.	25,206	0.0
500		Star Flyer, Inc.	15,429	0.0
9,700		Starts Corp., Inc.	214,828	0.1
1,800		Step Co. Ltd.	23,904	0.0
18,800		SCSK Corp.	756,844	0.4
46,000		Sumitomo Bakelite Co., Ltd.	295,605	0.2
23,500		Sumitomo Forestry Co., Ltd.	359,813	0.2
23,200		Sun Frontier Fudousan Co., Ltd.	202,783	0.1
4,200		Tachikawa Corp.	34,038	0.0
163,000		Taiheiyo Cement Corp.	541,678	0.3
23,000		Taiko Bank Ltd.	50,185	0.0
1,500		Takano Co., Ltd.	13,431	0.0
67,900	L	Takara Leben Co., Ltd.	319,199	0.2
100		Takara Printing Co., Ltd.	1,546	0.0
10,100		Tatsuta Electric Wire and Cable Co., Ltd.	49,732	0.0
11,000		Tayca Corp.	72,124	0.0
4,300		TDC Software Engineering, Inc.	49,560	0.0
21,300		Teijin Ltd.	412,696	0.2
41,300		Temp Holdings Co., Ltd.	777,189	0.4
16,600		Tenma Corp.	309,148	0.2
4,400		Tigers Polymer Corp.	28,616	0.0
152,000		TOA Road Corp.	470,159	0.2
46,000		Tochigi Bank Ltd.	219,696	0.1
54,000		Toda Corp.	333,350	0.2
20,000		Togami Electric Manufacturing Co. Ltd.	103,217	0.1
9,290		Tokyo Ohka Kogyo Co., Ltd.	301,156	0.2
14,400		Tokyo Sangyo Co. Ltd.	57,996	0.0
9,900		Tokyo Seimitsu Co., Ltd.	307,065	0.2
92,500		Tokyo Steel Manufacturing Co., Ltd.	689,228	0.4
106,000		Tokyo Tekko Co., Ltd.	404,036	0.2
5,321		Tokyo TY Financial Group, Inc.	154,843	0.1
10,000		Tomoku Co., Ltd.	30,884	0.0
34,000		Tonami Holdings Co., Ltd.	116,825	0.1
58,700		Nissan Tokyo Sales Holdings Co., Ltd.	244,839	0.1
48,000		Towa Bank Ltd.	49,994	0.0
54,000		Toyo Kohan Co., Ltd.	193,266	0.1
20,200		Toyo Machinery & Metal Co., Ltd.	125,857	0.1
40,300		Toyo Tire & Rubber Co., Ltd.	708,862	0.4
33,000		Tsubakimoto Chain Co.	290,095	0.2
6,000		Tsubakimoto Kogyo Co., Ltd.	21,693	0.0
5,200		Uchida Yoko Co., Ltd.	119,205	0.1
2,400		UNIRITA, Inc.	37,839	0.0
13,200	L	Utoc Corp.	51,021	0.0
3,300		Warabeya Nichiyo Co., Ltd.	81,429	0.1
10,304	@	Watabe Wedding Corp.	57,321	0.0
11,500	L	W-Scope Corp.	155,138	0.1
7,000		Yamanashi Chuo Bank Ltd.	30,916	0.0
4,100		Yamato Corp.	19,248	0.0
8,100		Yamato Kogyo Co., Ltd.	202,600	0.1
35,600		Yamazen Corp.	337,396	0.2
59,800		Yuasa Trading Co., Ltd.	1,730,886	0.9
25,500		Zenkoku Hosho Co. Ltd.	922,462	0.5
			47,276,571	23.3

		Liechtenstein: 0.0%
473		Liechtenstein Landesbank	23,389	0.0
592		VP Bank AG	68,161	0.0
			91,550	0.0

		Luxembourg: 0.8%
240,000		L'Occitane International SA	502,934	0.3
21,179		Reinet Investments SCA	456,792	0.2
6,811		Stabilus SA	493,304	0.2
6,108		Ternium SA ADR	154,655	0.1
			1,607,685	0.8

		Malaysia: 0.2%
57,500		Affin Holdings Bhd	38,810	0.0
4,300		Batu Kawan Bhd	18,801	0.0
66,800	@	Hengyuan Refining Co. Bhd	58,584	0.0
50,400		Hua Yang Bhd	12,887	0.0
128,700		I-Bhd	18,536	0.0
247,200	@	KSL Holdings BHD	69,449	0.1
72,450		Kumpulan Fima BHD	31,029	0.0
192,523	@	Lion Industries Corp. Bhd	36,316	0.0
2,100		Malaysian Pacific Industries Bhd	5,795	0.0
42,000	@	MNRB Holdings Bhd	25,059	0.0
68,700		Tambun Indah Land Bhd	23,422	0.0
85,918		Tropicana Corp. Bhd	19,495	0.0
122,100		Uchi Technologies Bhd	52,317	0.1
103,100		WTK Holdings Bhd	23,632	0.0
			434,132	0.2

		Marshall Islands: 0.0%
3,841	@	Tanker Investments Ltd.	19,639	0.0

		Mexico: 0.1%
81,979	@	Axtel SA de CV	17,898	0.0
2,511		Grupo Elektra SAB DE CV	84,433	0.1
7,997	@	Industrias CH, SA	42,947	0.0
5,584		Rassini SAB de CV	26,411	0.0
			171,689	0.1

		Netherlands: 2.2%
9,860		Advanced Metallurgical Group NV	258,625	0.1
8,770	@	ASR Nederland NV	259,469	0.1
14,095		BE Semiconductor Industries NV	736,870	0.4
10,124	#	Euronext NV	496,641	0.2

See Accompanying Notes to Financial Statements

20

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2017 (Unaudited) (CONTINUED)

14,969		IMCD Group NV	806,319	0.4
26,398	#,L	Intertrust NV	528,943	0.3
4,632		KAS Bank NV	54,997	0.0
1,419		Kendrion NV	50,669	0.0
11,332	@	Ordina NV	19,639	0.0
9,363	#,@	Philips Lighting NV	316,785	0.2
16,404	#	Refresco Group NV	320,463	0.2
478,561	@,L	SNS Reaal NV	–	–
5,020		TKH Group NV	230,746	0.1
40,099		Post NL	198,687	0.1
4,787		Wereldhave NV	220,422	0.1
			4,499,275	2.2

		New Zealand: 0.2%
5,900		Gentrack Group Ltd.	18,057	0.0
9,568		Hallenstein Glasson Holdings Ltd.	21,156	0.0
89,871		PGG Wrightson Ltd.	34,555	0.0
101,949		Summerset Group Holdings Ltd.	363,877	0.2
20,155		Tourism Holdings Ltd.	51,064	0.0
			488,709	0.2

		Norway: 1.6%
89,215		Subsea 7 SA	1,470,231	0.7
1,408		Aker ASA	53,465	0.0
4,802		Atea ASA	58,076	0.1
8,720	@	Bonheur ASA	75,916	0.1
3,521		Ekornes ASA	55,362	0.0
36,381	L	Kongsberg Gruppen ASA	567,791	0.3
51,237	@	Kvaerner ASA	66,836	0.1
9,038	@	Odfjell ASA	35,635	0.0
6,351		Selvaag Bolig ASA	26,259	0.0
7,502		Sparebank 1 Nord Norge	49,585	0.0
67,967		SpareBank 1 SMN	566,004	0.3
10,349		Sparebanken Vest	64,184	0.0
4,656	@	Spectrum ASA	21,420	0.0
13,881		Weifa ASA	44,136	0.0
			3,154,900	1.6

		Philippines: 0.0%
24,230		Cebu Air, Inc.	52,373	0.0
11,300		Lopez Holdings Corp.	1,739	0.0
2,770		San Miguel Pure Foods Co., Inc.	16,632	0.0
			70,744	0.0

		Poland: 0.1%
4,112	@	Grupa Lotos SA	64,058	0.1
29,912	@	Impexmetal SA	32,694	0.0
1,050		PCC Rokita SA	24,058	0.0
			120,810	0.1

		Qatar: 0.0%
13,944		United Development Co. QSC	73,486	0.0

		Russia: 0.0%
19,885	@	Black Earth Farming Ltd.	15,828	0.0
6,231	@	Exillon Energy PLC	12,731	0.0
			28,559	0.0

		Singapore: 0.7%
33,200		Breadtalk Group Ltd.	32,079	0.0
107,900		China Sunsine Chemical Holdings Ltd.	61,783	0.1
400		Chip Eng Seng Corp. Ltd.	212	0.0
163,800		CSE Global Ltd.	60,964	0.0
42,000		Design Studio Group Ltd.	17,649	0.0
11,600		Elec & Eltek International Co., Ltd.	16,936	0.0
18,000		Fortune Real Estate Investment Trust	20,920	0.0
187,000		Fortune Real Estate Investment Trust	217,812	0.1
28,500		Hock Lian Seng Holdings Ltd.	12,545	0.0
58,490		Hong Leong Asia Ltd.	46,739	0.0
13,300		Hong Leong Finance Ltd.	26,669	0.0
65,000		IGG, Inc.	98,795	0.1
174,444		Mapletree Industrial Trust	223,476	0.1
20,300		Micro-Mechanics Holdings Ltd.	18,670	0.0
9,700		NSL Ltd./Singapore	10,208	0.0
14,200		QAF Ltd.	13,619	0.0
31,900		Riverstone Holdings Ltd.	20,198	0.0
19,000		Sing Investments & Finance Ltd.	20,127	0.0
79,940		Sunningdale Tech Ltd.	97,268	0.1
134,000		Tai Sin Electric Ltd.	42,680	0.0
27,800		Talkmed Group Ltd.	17,709	0.0
83,500		Tiong Woon Corp. Holding Ltd.	16,286	0.0
15,000		Tuan Sing Holdings Ltd.	3,500	0.0
431,450		UMS Holdings Ltd.	294,706	0.2
4,400		Venture Corp. Ltd.	38,401	0.0
			1,429,951	0.7

		South Africa: 0.9%
18,756		Aeci Ltd.	162,848	0.1
14,785		African Oxygen Ltd.	21,983	0.0
158,675		Alviva Holdings Ltd.	249,938	0.1
37,626	@	ArcelorMittal South Africa Ltd.	21,128	0.0
49,668		DataTec Ltd.	215,787	0.1
9,838		Exxaro Resources Ltd.	83,696	0.0
59,657		Harmony Gold Mining Co., Ltd. ADR	130,052	0.1
20,236		Hulamin Ltd.	10,494	0.0
1,985		JSE Ltd.	21,152	0.0
23,004		Liberty Holdings Ltd.	185,492	0.1
2,686		MiX Telematics Ltd. ADR	16,975	0.0
32,074		Raubex Group Ltd.	57,866	0.0
119,149		Telkom SA Ltd.	666,726	0.4
			1,844,137	0.9

		South Korea: 2.9%
697		Asia Cement Co. Ltd.	49,676	0.0
432		Asia Holdings Co. Ltd.	37,319	0.0
61		Dae Han Flour Mills Co. Ltd.	9,435	0.0
1,798		Daeduck GDS Co., Ltd.	23,674	0.0
20,399		Daewon San Up Co. Ltd.	124,233	0.1
605	@	DAP Co. Ltd.	2,318	0.0
4,212		Dongil Industries Co. Ltd.	282,429	0.2
3,628		DongKook Pharmaceutical Co. Ltd.	216,078	0.1
9,870		DuzonBizon Co. Ltd.	235,864	0.1
1,390		GS Home Shopping, Inc.	248,585	0.1
1,245		Hankuk Paper Manufacturing Co. Ltd.	32,605	0.0
8,660		Hotel Shilla Co. Ltd.	386,289	0.2
691	@	Hugel, Inc.	282,915	0.2
2,592		Humax Co. Ltd	27,107	0.0

See Accompanying Notes to Financial Statements

21

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2017 (Unaudited) (CONTINUED)

12,195	@	ING Life Insurance Korea Ltd.	353,665	0.2
3,640		Inzi Controls Co. Ltd.	17,110	0.0
759		Kangnam Jevisco Co., Ltd.	25,336	0.0
3,519		KISCO Corp.	115,938	0.1
6,835		KIWOOM Securities Co. Ltd.	474,397	0.3
4,743		Korea Aerospace Industries Ltd.	265,842	0.1
2,082		Kortek Corp.	27,055	0.0
3,014		Kwangju Bank Co. Ltd.	31,228	0.0
1,532	@	Kyeryong Construction Industrial Co., Ltd.	23,696	0.0
3,201		Kyungchang Industrial Co. Ltd.	13,908	0.0
230		Mi Chang Oil Industrial Co. Ltd.	17,540	0.0
47,217		Nexen Tire Corp.	566,236	0.3
7,204		Poongsan Corp./New	246,938	0.1
1,081		POSCO Coated & Color Steel Co. Ltd.	29,488	0.0
908		RedcapTour Co. Ltd.	13,565	0.0
862		S&T Holdings Co. Ltd.	11,887	0.0
3,410		Saeron Automotive Corp.	22,715	0.0
8,006		Sam Young Electronics Co. Ltd.	91,369	0.1
7,449		Samsung Securities Co. Ltd.	226,172	0.1
1,072		SeAH Special Steel Co. Ltd.	19,454	0.0
1,841		Sejong Industrial Co., Ltd.	15,173	0.0
3,164		Sewon Precision Industry Co. Ltd.	52,795	0.0
3,916		SFA Engineering Corp.	268,960	0.1
1,372		Shinsegae Engineering & Construction Co. Ltd.	43,515	0.0
11,515		SKC Co., Ltd.	289,732	0.2
13,197		SL Corp.	209,872	0.1
126		Taekwang Industrial Co. Ltd.	98,661	0.1
11,623		TES Co. Ltd./Korea	265,848	0.1
2,007		UIL Co. Ltd	21,151	0.0
1,511		Uju Electronics Co. Ltd.	22,176	0.0
4,884		Visang Education, Inc.	63,309	0.0
1,620		YESCO Co. Ltd.	52,462	0.0
5,546		Yoosung Enterprise Co. Ltd.	22,075	0.0
			5,977,795	2.9

		Spain: 1.5%
50,151		Bankinter S.A.	441,478	0.2
32,581		Distribuidora Internacional de Alimentacion SA	193,720	0.1
12,178		Enagas	320,008	0.2
27,367	@	Ercros SA	81,438	0.0
101,419		FAES FARMA SA	363,936	0.2
15,309		Gamesa Corp. Tecnologica SA	330,166	0.2
11,201	@,L	Grupo Empresarial San Jose SA	39,663	0.0
51,753	@	Liberbank SA	69,118	0.0
18,419		Merlin Properties Socimi SA	217,814	0.1
16,020		Papeles y Cartones de Europa SA	120,409	0.1
41,325	@	Sol Melia SA	612,783	0.3
4,705		Tecnicas Reunidas SA	185,942	0.1
			2,976,475	1.5

		Sweden: 1.7%
10,874	@	Acando AB	39,382	0.0
1,220		Ahlstrom-Munksjo Oyj	23,084	0.0
3,403		BioGaia AB	137,160	0.0
7,987		Biotage AB	45,560	0.0
15,911		Cellavision AB	258,872	0.1
1,358	@,L	Cinnober Financial Technology AB	41,007	0.0
20,465		Com Hem Holding AB	254,851	0.1
29,286		Concentric AB	483,094	0.2
23,236	#	Dometic Group AB	173,117	0.1
6,571	@	Intrum Justitia AB	261,028	0.1
56,272	@	KappAhl Holding AB	325,187	0.2
9,388		KNOW IT AB	138,319	0.1
14,412	@	Medivir AB	111,396	0.1
1,057	@	Micro Systemation AB	8,017	0.0
2,397	@,L	Moberg Pharma AB	13,937	0.0
20,507	@	Mycronic AB	202,506	0.1
11,224		New Wave Group AB	79,517	0.1
156,091	@	Rottneros AB	146,270	0.1
19,815	#,@	Scandic Hotels Group AB	223,069	0.1
2,024	@	Tethys Oil AB	15,582	0.0
2,837		Vitrolife AB	161,637	0.1
17,597		Wihlborgs Fastigheter AB	342,783	0.2
			3,485,375	1.7

		Switzerland: 4.9%
7,934		Adecco Group AG	589,511	0.3
630		Allreal Holding AG	108,398	0.1
2,006		Bobst Group AG	203,214	0.1
21		Carlo Gavazzi Holding AG	6,611	0.0
10,494		Clariant AG	212,522	0.1
1,440		Coltene Holding AG	123,000	0.1
439		Compagnie Financiere Tradition SA	46,238	0.0
668		Emmi AG	487,739	0.2
1,343		Feintool International Holding AG	170,743	0.1
1,760		Flughafen Zuerich AG	387,865	0.2
29		Forbo Holding AG	47,571	0.0
1,700	#,@	Galenica Sante Ltd.	74,322	0.1
616		Georg Fischer AG	580,868	0.3
49		Gurit Holding AG	42,697	0.0
330	@	Helvetia Holding AG	183,248	0.1
4,316		Julius Baer Group Ltd.	225,065	0.1
2,332		Kardex AG	256,872	0.1
26,913		Logitech International SA	899,465	0.4
3,516		Lonza Group AG	719,409	0.4
9		Metall Zug AG	35,369	0.0
12,892		Mobilezone Holding AG	196,943	0.1
25,504		OC Oerlikon Corp. AG	306,411	0.1
5,633	@	Oriflame Holding AG	230,858	0.1
814	@	Partners Group	492,068	0.2
100		Siegfried Holding AG	28,587	0.0
35		Sika AG	223,383	0.1
698	@	Straumann Holding AG	368,443	0.2
1,810		Swiss Life Holding AG	589,043	0.3
2,649		Swissquote Group Holding SA	72,947	0.0
7,964		Tecan Group AG	1,359,116	0.7

See Accompanying Notes to Financial Statements

22

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2017 (Unaudited) (CONTINUED)

1,716		u-blox Holding AG	380,309	0.2
84		Vetropack Holding AG	166,233	0.1
8,379	#,@	Wizz Air Holdings PLC	191,689	0.1
			10,006,757	4.9

		Taiwan: 1.3%
24,000	@	Asia Optical Co., Inc.	46,071	0.0
1,649,000		AU Optronics Corp.	685,337	0.4
53,000		Catcher Technology Co., Ltd.	544,276	0.3
59,000		Chia Chang Co. Ltd.	50,863	0.0
482,000		Innolux Corp.	224,969	0.1
78,000		Compal Electronics, Inc.	52,215	0.0
75,200		Coretronic Corp.	106,495	0.1
25,000		FSP Technology, Inc.	19,507	0.0
60,000		Globalwafers Co. Ltd.	428,379	0.2
26,800		Hotung Investment Holdings Ltd.	36,609	0.0
153,000		Hung Poo Real Estate Development Corp.	124,206	0.1
39,000		ITEQ Corp.	58,453	0.0
14,177		Raydium Semiconductor Corp.	31,012	0.0
26,000		Sheng Yu Steel Co. Ltd.	29,250	0.0
41,000		Stark Technology, Inc.	42,246	0.0
183,960		Sunrex Technology Corp.	115,422	0.1
26,000		Taiwan Surface Mounting Technology Co. Ltd.	23,074	0.0
			2,618,384	1.3

		Thailand: 1.1%
45,400		AAPICO Hitech PCL	20,738	0.0
217,000		Cal-Comp Electronics Thailand PCL	21,355	0.0
423,300	@	Esso Thailand PCL	143,073	0.1
312,900		Hwa Fong Rubber Thailand PCL	44,107	0.0
319,300	@	Mermaid Maritime PCL	43,191	0.0
43,700		Padaeng Industry PCL	23,372	0.0
500,000		Raimon Land PCL	19,212	0.0
203,900		Star Petroleum Refining PCL	77,722	0.1
131,600		Thai Metal Trade PCL	56,629	0.0
1,242,700		Thanachart Capital PCL	1,695,185	0.9
			2,144,584	1.1

		Turkey: 0.0%
13,543		Is Yatirim Menkul Degerler A.S.	4,804	0.0
24,088		Turkiye Halk Bankasi AS	79,863	0.0
			84,667	0.0

		United Arab Emirates: 0.1%
102,811	@	Lamprell PLC	141,151	0.1

		United Kingdom: 13.3%
47,001		888 Holdings PLC	170,148	0.1
187,783	@	AA PLC	635,669	0.3
61,832		Abcam PLC	686,366	0.3
100,546	@	Aldermore Group PLC	336,686	0.2
1,833		Animalcare Group PLC	9,793	0.0
49,415	#	Auto Trader Group PLC	256,655	0.1
3,615		Awilco Drilling PLC	13,263	0.0
202,653		B&M European Value Retail SA	884,370	0.4
48,520		Beazley PLC	276,425	0.1
7,436	@	Bellway PLC	274,058	0.1
6,204	@	BTG PLC	54,651	0.0
75,864	@	Cairn Energy PLC	190,824	0.1
28,179		Capital & Regional PLC	21,990	0.0
9,468		Caretech Holdings PLC	49,358	0.0
1,505		Churchill China PLC	21,189	0.0
24,371		Cineworld Group PLC	222,210	0.1
33,519		Clinigen Group Plc	379,872	0.2
12,915		Computacenter PLC	137,082	0.1
28,210		Consort Medical PLC	379,992	0.2
138,126	#,@	ConvaTec Group PLC	549,405	0.3
39,395		Costain Group PLC	247,904	0.1
130,322		Dart Group PLC	1,027,108	0.5
7,748		Dechra Pharmaceuticals PLC	169,595	0.1
42,488		DS Smith PLC	237,549	0.1
73,107	@	Electrocomponents Plc	491,371	0.3
112,247		Elementis PLC	442,234	0.2
61,092	@	EI Group PLC	110,656	0.1
92,728		Fenner Plc	404,746	0.2
7,655		Fidessa Group PLC	234,683	0.1
14,872		Finsbury Food Group PLC	20,658	0.0
4,611		Games Workshop Group PLC	58,259	0.0
3,303		Gattaca PLC	12,706	0.0
121,034		Gem Diamonds Ltd.	137,560	0.1
12,797		Genus PLC	284,256	0.2
32,767	@	Gocompare.Com Group PLC	39,092	0.0
17,790		Greggs Plc	247,841	0.1
4,683		H&T Group PLC	17,893	0.0
141,698		Hansteen Holdings PLC	227,207	0.1
2,890		Hargreaves Services PLC	12,394	0.0
345,106		Hays PLC	765,824	0.4
6,629		Headlam Group PLC	55,036	0.0
17,880		Hikma Pharmaceuticals PLC	448,632	0.2
53,309		Hill & Smith Holdings PLC	916,930	0.5
2,695		Hilton Food Group PLC	26,905	0.0
56,231	@	Hunting PLC	409,082	0.2
59,987	#,@	Ibstock PLC	178,003	0.1
5,724		IG Design Group Plc	26,801	0.0
2,500	@	IMImobile PLC	7,043	0.0
20,181		Inchcape PLC	223,253	0.1
91,141		Indivior PLC	395,598	0.2
27,077		Inland Homes PLC	21,919	0.0
25,725		Intermediate Capital Group PLC	260,382	0.1
80,717		Investec PLC - INP - ZAR	598,843	0.3
39,598		Investec PLC - INVP - GBP	293,362	0.2
12,635		James Fisher & Sons PLC	262,820	0.1
118,693	@	JD Sports Fashion PLC	684,433	0.3
13,313		Johnson Service Group PLC	22,243	0.0
36,013		JRP Group PLC	58,025	0.0
51,772	@	Jupiter Fund Management PLC	318,462	0.2
16,011		Kainos Group PLC	50,340	0.0
46,820		Keller Group PLC	561,942	0.3
28,594		Kier Group PLC	495,626	0.3
94,180		Ladbrokes Coral Group PLC	159,675	0.1

See Accompanying Notes to Financial Statements

23

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2017 (Unaudited) (CONTINUED)

742		Luxfer Holdings PLC ADR	8,674	0.0
102,910		Mcbride PLC	257,248	0.1
14,095		Microgen PLC	58,510	0.0
3,026		Millennium & Copthorne Hotels PLC	17,655	0.0
100,875	@	Moneysupermarket.com Group PLC	451,899	0.2
6,137		Morgan Sindall PLC	84,256	0.1
69,735		National Express Group PLC	322,717	0.2
44,486		Northgate PLC	311,139	0.2
2,767		Numis Corp. PLC	9,963	0.0
87,806	@	Ophir Energy PLC	97,671	0.1
644,304		Pendragon PLC	292,076	0.2
58,041		Petrofac Ltd.	611,697	0.3
16,504		Playtech Ltd.	204,972	0.1
115,098		Polypipe Group plc	593,767	0.3
90,141	@,L	Premier Oil PLC	72,606	0.0
78,282		QinetiQ PLC	297,900	0.2
35,137	@	Redrow PLC	262,362	0.1
103,347		Rentokil Initial Plc	333,200	0.2
130,409	@	Restaurant Group PLC	590,550	0.3
19,811		RPC Group PLC	208,113	0.1
63,502		Safestore Holdings PLC	333,343	0.2
45,164		Savills PLC	543,433	0.3
44,298		Softcat PLC	236,385	0.1
42,843		Speedy Hire PLC	30,589	0.0
7,885		SSP Group Plc	45,436	0.0
3,172		Stolt-Nielsen Ltd.	48,951	0.0
41,507		Tate & Lyle PLC	407,049	0.2
3,692	@	Tribal Group PLC	4,399	0.0
16,427		Trinity Mirror PLC	23,367	0.0
35,644		TP ICAP PLC	211,487	0.1
201,029		Tyman PLC	859,232	0.4
9,011		U & I Group PLC	22,175	0.0
18,091		Ultra Electronics Holdings PLC	489,676	0.2
57,962		Unite Group PLC	485,719	0.3
51,724		Vertu Motors PLC	32,492	0.0
168		Vitec Group PLC	1,855	0.0
187,551		Volution Group PLC	476,116	0.2
20,089	L	XLMedia PLC	29,272	0.0
10,021		YouGov PLC	36,991	0.0
68,433		Synthomer PLC	438,387	0.2
			27,058,226	13.3

		United States: 0.5%
5,095	@,L	China Cord Blood Corp.	38,722	0.0
1,225	@	Global Sources Ltd.	11,270	0.0
165,000		Nexteer Automotive Group Ltd.	256,928	0.1
2,770	@	Nova Measuring Instruments Ltd.	55,594	0.1
4,318	@	Orbotech Ltd.	142,192	0.1
20,439		Orion Engineered Carbons SA	414,911	0.2
			919,617	0.5

	Total Common Stock
	(Cost $175,024,982)		195,462,693	96.3
EXCHANGE-TRADED FUNDS: 0.3%
14,021	Vanguard FTSE Developed Markets ETF	563,224	0.3

	Total Exchange-Traded Funds
	(Cost $553,212)	563,224	0.3

PREFERRED STOCK: 1.3%
	Brazil: 0.0%
2,100	Cia de Gas de Sao Paulo	31,625	0.0

	Germany: 1.3%
14,025	Biotest AG	300,875	0.2
15,057	Draegerwerk AG & Co. KGaA	1,647,979	0.8
66	KSB AG	30,650	0.0
60	Maschinenfabrik Berthold Hermle AG	19,886	0.0
3,624	Sartorius AG	331,785	0.2
8,019	Villeroy & Boch AG	168,588	0.1
		2,499,763	1.3

	South Africa: 0.0%
776	Absa Bank Ltd.	42,366	0.0

	United Kingdom: 0.0%
1,440,740	@ Mcbride PLC - B Shares	1,866	0.0

	Total Preferred Stock
	(Cost $1,493,413)	2,575,620	1.3

RIGHTS: 0.0%
	Brazil: 0.0%
44	@ Cia de Gas de Sao Paulo - COMGAS	30	0.0

	Total Rights
	(Cost $–)	30	0.0

CLOSED-END FUNDS: 0.1%
	United Kingdom: 0.1%
5,300	Electra Private Equity PLC	182,666	0.1

	Total Closed-End Funds
	(Cost $287,565)	182,666	0.1

	Total Long-Term Investments
	(Cost $177,359,172)	198,784,233	98.0

See Accompanying Notes to Financial Statements

24

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2017 (Unaudited) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.4%
	Securities Lending Collateralcc: 1.4%
941,444	BNP Paribas S.A., Repurchase Agreement dated 04/28/17, 0.84%, due 05/01/17 (Repurchase Amount $941,509, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $960,273, due 11/15/17-07/20/63)	941,444	0.4
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 04/28/17, 0.84%, due 05/01/17 (Repurchase Amount $1,000,069, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 04/30/17-03/20/67)	1,000,000	0.5
1,000,000	Nomura Securities, Repurchase Agreement dated 04/28/17, 0.83%, due 05/01/17 (Repurchase Amount $1,000,068, collateralized by various U.S. Government Agency Obligations, 1.950%-9.000%, Market Value plus accrued interest $1,020,000, due 06/01/18-03/20/67)	1,000,000	0.5
		2,941,444	1.4

Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.0%
2,014,628	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.650%††
	(Cost $2,014,628)	2,014,628	1.0

	Total Short-Term Investments
	(Cost $4,956,072)	4,956,072	2.4

	Total Investments in Securities (Cost $182,315,244)	$203,740,305	100.4
	Liabilities in Excess of Other Assets	(905,251)	(0.4)
	Net Assets	$202,835,054	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of April 30, 2017.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at April 30, 2017.

Cost for federal income tax purposes is $182,570,025.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$34,495,193
Gross Unrealized Depreciation	(13,324,913)

Net Unrealized Appreciation	$21,170,280

See Accompanying Notes to Financial Statements

25

Voya Global Corporate leaders 100® Fund	PORTFOLIO OF INVESTMENTS As Of April 30, 2017 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.0%
		Australia: 1.2%
1,144		BHP Billiton Ltd.	20,368	0.6
3,090		Westfield Corp.	21,013	0.6
			41,381	1.2

		France: 7.6%
797		AXA S.A.	21,264	0.6
874		Carrefour S.A.	20,584	0.6
411		Cie de Saint-Gobain	22,176	0.7
1,313		Orange SA	20,322	0.6
1,463		Engie SA	20,628	0.6
107		L'Oreal S.A.	21,309	0.6
95		LVMH Moet Hennessy Louis Vuitton SE	23,453	0.7
227		Sanofi	21,450	0.6
284		Schneider Electric SE	22,495	0.7
406		Societe Generale	22,262	0.7
412		Total S.A.	21,149	0.6
1,085		Vivendi SA	21,521	0.6
			258,613	7.6

		Germany: 6.7%
112		Allianz SE	21,322	0.6
209		BASF SE	20,361	0.6
180		Bayer AG	22,272	0.7
265		Daimler AG	19,746	0.6
1,061	@	Deutsche Bank AG	19,078	0.6
1,172		Deutsche Telekom AG	20,558	0.6
2,613		E.ON AG	20,369	0.6
105		Muenchener Rueckversicherungs-Gesellschaft AG	20,131	0.6
1,284	@	RWE AG	21,267	0.6
153		Siemens AG	21,947	0.6
136		Volkswagen AG	21,929	0.6
			228,980	6.7

		Japan: 5.6%
500		Bridgestone Corp.	20,856	0.6
700		Canon, Inc.	23,231	0.7
700		Honda Motor Co., Ltd.	20,374	0.6
3,300		Mitsubishi UFJ Financial Group, Inc.	20,911	0.6
2,100		Nissan Motor Co., Ltd.	20,004	0.6
1,800		Panasonic Corp.	21,525	0.6
500		Seven & I Holdings Co., Ltd.	21,117	0.6
600		Sony Corp.	20,588	0.6
400		Toyota Motor Corp.	21,648	0.7
			190,254	5.6

		Netherlands: 3.1%
4,021		Aegon NV	20,523	0.6
1,377		ING Groep NV	22,445	0.7
644		Koninklijke Philips NV	22,239	0.6
780		Royal Dutch Shell PLC - Class A	20,255	0.6
410		Unilever NV	21,478	0.6
			106,940	3.1

		South Korea: 0.7%
12		Samsung Electronics Co., Ltd.	23,525	0.7

		Spain: 2.5%
3,349		Banco Santander SA	21,825	0.7
2,717		Banco Bilbao Vizcaya Argentaria S.A.	21,768	0.6
1,332		Repsol SA	21,024	0.6
1,839		Telefonica S.A.	20,339	0.6
			84,956	2.5

		Sweden: 0.6%
3,165		Telefonaktiebolaget LM Ericsson	20,563	0.6

		Switzerland: 3.7%
885		ABB Ltd.	21,686	0.6
1,379		Credit Suisse Group AG	21,031	0.6
265		Nestle S.A.	20,411	0.6
276		Novartis AG	21,248	0.6
232		Swiss Re Ltd.	20,179	0.6
1,302		UBS Group AG	22,226	0.7
			126,781	3.7

		United Kingdom: 7.8%
1,345	@	Anglo American PLC	19,257	0.6
335		AstraZeneca PLC	20,063	0.6
3,125		Aviva PLC	21,251	0.6
7,301		Barclays PLC	19,993	0.6
3,598		BP PLC	20,597	0.6
717		Diageo PLC	20,870	0.6
989		GlaxoSmithKline PLC	19,907	0.6
2,528		HSBC Holdings PLC	20,847	0.6
1,638		National Grid PLC	21,209	0.6
972		Prudential PLC	21,572	0.6
510		Rio Tinto PLC	20,120	0.6
2,195	@	Standard Chartered PLC	20,513	0.6
7,876		Vodafone Group PLC	20,286	0.6
			266,485	7.8

		United States: 58.5%
290		3M Co.	56,791	1.7
67	@	Alphabet, Inc. - Class C	60,699	1.8
468		Aon PLC	56,085	1.6
384		Apple, Inc.	55,162	1.6
987		Bristol-Myers Squibb Co.	55,321	1.6
595		Caterpillar, Inc.	60,845	1.8
511		Chevron Corp.	54,524	1.6
930		Citigroup, Inc.	54,982	1.6
1,302		Coca-Cola Co.	56,181	1.6
751		Colgate-Palmolive Co.	54,102	1.6
858		Dow Chemical Co.	53,882	1.6
675		Du Pont E I de Nemours & Co.	53,831	1.6
674		Exxon Mobil Corp.	55,032	1.6
4,728		Ford Motor Co.	54,230	1.6
1,861		General Electric Co.	53,950	1.6
242		Goldman Sachs Group, Inc.	54,160	1.6
3,200		HP, Inc.	60,224	1.8

See Accompanying Notes to Financial Statements

1

Voya Global Corporate Leaders 100® Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2017 (unaudited) (continued)

318	International Business Machines Corp.	50,972	1.5
1,553	Intel Corp.	56,141	1.6
443	Johnson & Johnson	54,697	1.6
626	JPMorgan Chase & Co.	54,462	1.6
417	Kimberly-Clark Corp.	54,106	1.6
743	Marsh & McLennan Cos., Inc.	55,079	1.6
429	McDonald's Corp.	60,030	1.7
868	Merck & Co., Inc.	54,102	1.6
844	Microsoft Corp.	57,780	1.7
1,291	Morgan Stanley	55,991	1.6
975	Nike, Inc.	54,025	1.6
492	PepsiCo, Inc.	55,734	1.6
1,609	Pfizer, Inc.	54,577	1.6
487	Philip Morris International, Inc.	53,979	1.6
610	Procter & Gamble Co.	53,271	1.6
686	Texas Instruments, Inc.	54,318	1.6
1,720	Twenty-First Century Fox, Inc. - Class A	52,529	1.5
493	United Technologies Corp.	58,662	1.7
781	Wal-Mart Stores, Inc.	58,716	1.7
		1,999,172	58.5

	Total Common Stock
	(Cost $3,088,980)	3,347,650	98.0

EXCHANGE-TRADED FUNDS: 0.5%
220	iShares Global 100 ETF	18,249	0.5

	Total Exchange-Traded Funds
	(Cost $17,832)	18,249	0.5

	Total Long-Term Investments
	(Cost $3,106,812)	3,365,899	98.5

SHORT-TERM INVESTMENTS: 0.0%
	Mutual Funds: 0.0%
1,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.650%††
	(Cost $1,000)	1,000	0.0

	Total Short-Term Investments
	(Cost $1,000)	1,000	0.0

	Total Investments in Securities (Cost $3,107,812)	$3,366,899	98.5
	Assets in Excess of Other Liabilities	50,666	1.5
	Net Assets	$3,417,565	100.0

††	Rate shown is the 7-day yield as of April 30, 2017.
@	Non-income producing security.

Cost for federal income tax purposes is $3,108,031.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$284,613
Gross Unrealized Depreciation	(25,745)

Net Unrealized Appreciation	$258,868

See Accompanying Notes to Financial Statements

2

Voya Global Equity Dividend Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2017 (unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 93.8%
		Belgium: 0.4%
7,800		Ageas	319,378	0.4

		Canada: 3.3%
7,359		Canadian Imperial Bank of Commerce - XTSE	594,359	0.7
81,040		Cenovus Energy, Inc.	807,996	1.0
43,132		Shaw Communications, Inc. - Class B	914,428	1.2
6,645		TransCanada Corp.	308,531	0.4
			2,625,314	3.3

		France: 11.8%
22,241		BNP Paribas	1,569,709	2.0
15,929	@	Casino Guichard Perrachon S.A.	959,318	1.2
18,070		Cie de Saint-Gobain	975,002	1.2
28,637	@	Eutelsat Communications	677,538	0.8
44,100		Orange SA	682,552	0.8
90,434		Engie SA	1,275,125	1.6
10,666		Sanofi	1,007,872	1.3
25,100		Total S.A.	1,288,465	1.6
12,123		Vinci S.A.	1,033,348	1.3
			9,468,929	11.8

		Germany: 1.3%
56,121	@	Deutsche Bank AG	1,009,103	1.3

		Italy: 3.5%
80,164		Assicurazioni Generali S.p.A.	1,269,801	1.6
39,186		ENI S.p.A.	607,815	0.7
58,556	@	UniCredit SpA	953,439	1.2
			2,831,055	3.5

		Japan: 8.0%
10,700		Canon, Inc.	355,111	0.4
44,900		Itochu Corp.	635,334	0.8
20,600		Japan Airlines Co. Ltd.	650,576	0.8
213,400		Mitsubishi UFJ Financial Group, Inc.	1,352,230	1.7
42,800		Mitsui & Co., Ltd.	604,362	0.8
4,800		Murata Manufacturing Co., Ltd.	644,763	0.8
92,300		Nissan Motor Co., Ltd.	879,211	1.1
34,200		Sumitomo Mitsui Financial Group, Inc.	1,269,868	1.6
			6,391,455	8.0

		Netherlands: 2.8%
87,900	@	ArcelorMittal	690,749	0.9
59,941		Royal Dutch Shell PLC	1,562,953	1.9
			2,253,702	2.8

		Singapore: 1.2%
230,500		Singapore Telecommunications Ltd.	617,113	0.8
23,100		United Overseas Bank Ltd.	359,661	0.4
			976,774	1.2
		Spain: 2.1%
17,900		ACS Actividades de Construccion y Servicios S.A.	663,206	0.8
89,337		Telefonica S.A.	988,064	1.3
			1,651,270	2.1

		Sweden: 1.7%
104,400		Telefonaktiebolaget LM Ericsson	678,269	0.9
40,031		Volvo AB - B Shares	653,741	0.8
			1,332,010	1.7

		Switzerland: 5.0%
40,875		Credit Suisse Group AG	623,383	0.8
12,717		Novartis AG	979,019	1.2
3,777		Roche Holding AG	988,307	1.2
1,600	@	Syngenta AG	741,822	0.9
2,469		Zurich Insurance Group AG	683,267	0.9
			4,015,798	5.0

		Taiwan: 0.8%
20,399		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	674,595	0.8

		United Kingdom: 8.4%
223,105		Barclays PLC	610,954	0.8
118,272		HSBC Holdings PLC	975,311	1.2
12,875		Imperial Brands PLC	630,533	0.8
196,031		J Sainsbury PLC	698,942	0.9
217,100		Kingfisher PLC	960,440	1.2
24,601		Rio Tinto PLC	970,517	1.2
30,700		SSE PLC	553,042	0.7
498,867		Vodafone Group PLC	1,284,906	1.6
			6,684,645	8.4

		United States: 43.5%
22,300		Abbott Laboratories	973,172	1.2
14,623		AbbVie, Inc.	964,241	1.2
9,800		American Electric Power Co., Inc.	664,734	0.8
5,329		Amgen, Inc.	870,332	1.1
11,028		Apple, Inc.	1,584,172	2.0
12,565		Bristol-Myers Squibb Co.	704,268	0.9
8,300		Bunge Ltd.	655,949	0.8
6,816		Caterpillar, Inc.	697,004	0.9
26,078	L	CenturyLink, Inc.	669,422	0.8
38,669		Cisco Systems, Inc.	1,317,453	1.7
27,025		Citigroup, Inc.	1,597,718	2.0
15,800		Conagra Brands, Inc.	612,724	0.8
12,700		ConocoPhillips	608,457	0.8
10,839		Eli Lilly & Co.	889,448	1.1
11,137		Eversource Energy	661,538	0.8
11,942		Exxon Mobil Corp.	975,064	1.2
22,103	@	Freeport-McMoRan, Inc.	281,813	0.4
39,300		Gap, Inc.	1,029,660	1.3
43,030		General Electric Co.	1,247,440	1.6
14,100		Gilead Sciences, Inc.	966,555	1.2
6,000		International Business Machines Corp.	961,740	1.2
9,792		Intel Corp.	353,981	0.4
11,100		Las Vegas Sands Corp.	654,789	0.8
30,540		Macy's, Inc.	892,379	1.1
44,400		Mattel, Inc.	995,448	1.2

See Accompanying Notes to Financial Statements

3

Voya Global Equity Dividend Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2017 (unaudited) (continued)

7,158	McDonald's Corp.	1,001,619	1.3
10,500	Merck & Co., Inc.	654,465	0.8
23,328	Metlife, Inc.	1,208,624	1.5
19,143	Microsoft Corp.	1,310,530	1.6
19,600	Mosaic Co.	527,828	0.7
37,756	Pfizer, Inc.	1,280,683	1.6
8,032	PNC Financial Services Group, Inc.	961,832	1.2
10,954	Procter & Gamble Co.	956,613	1.2
12,100	Qualcomm, Inc.	650,254	0.8
7,900	Schlumberger Ltd.	573,461	0.7
6,607	Seagate Technology	278,353	0.4
4,900	Stanley Black & Decker, Inc.	667,135	0.8
10,400	Symantec Corp.	328,952	0.4
13,063	Verizon Communications, Inc.	599,722	0.8
11,500	VF Corp.	628,245	0.8
12,700	Wal-Mart Stores, Inc.	954,786	1.2
6,600	WestRock Co.	353,496	0.4
		34,766,099	43.5

	Total Common Stock
	(Cost $70,890,872)	75,000,127	93.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.6%
	Securities Lending Collateralcc: 0.9%
691,442	Cantor Fitzgerald, Repurchase Agreement dated 04/28/17, 0.84%, due 05/01/17 (Repurchase Amount $691,490, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $705,271, due 04/30/17-03/20/67)
	(Cost $691,442)	691,442	0.9

Shares		Value	Percentage of Net Assets
		Mutual Funds: 5.7%
4,543,648	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.650%††
	(Cost $4,543,648)	4,543,648	5.7

	Total Short-Term Investments
	(Cost $5,235,090)	5,235,090	6.6

	Total Investments in Securities (Cost $76,125,962)	$80,235,217	100.4
	Liabilities in Excess of Other Assets	(354,708)	(0.4)
	Net Assets	$79,880,509	100.0
†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of April 30, 2017.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at April 30, 2017.

Cost for federal income tax purposes is $77,596,711.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$8,237,946
Gross Unrealized Depreciation	(5,599,440)

Net Unrealized Appreciation	$2,638,506

See Accompanying Notes to Financial Statements

4

Voya Global High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2017 (unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.5%
		Australia: 0.7%
5,866	L	Harvey Norman Holdings Ltd.	18,399	0.2
19,501		Vicinity Centres	42,033	0.5
			60,432	0.7

		Canada: 3.8%
1,836		AltaGas Ltd.	41,144	0.5
743		Bank of Montreal	52,612	0.6
898		Bank of Nova Scotia	49,918	0.6
631		Canadian Imperial Bank of Commerce - XTSE	50,963	0.6
2,421		CI Financial Corp.	47,354	0.5
1,098		National Bank Of Canada	42,672	0.5
2,293		Shaw Communications, Inc. - Class B	48,613	0.5
			333,276	3.8

		China: 0.5%
11,500		BOC Hong Kong Holdings Ltd.	47,260	0.5

		Denmark: 1.1%
1,615		Novo Nordisk A/S	62,883	0.7
1,775		Tryg A/S	34,057	0.4
			96,940	1.1

		Finland: 1.6%
1,000		Neste Oyj	40,749	0.5
1,104		Nokian Renkaat OYJ	47,451	0.5
960		Orion Oyj	55,017	0.6
			143,217	1.6

		France: 2.5%
1,220		Bouygues	51,281	0.6
287		Cie Generale des Etablissements Michelin	37,540	0.4
2,578		Electricite de France SA	21,521	0.2
575	@	Fonciere Des Regions	51,318	0.6
1,103		Societe Generale	60,481	0.7
			222,141	2.5

		Germany: 4.3%
622		Bayer AG	76,962	0.9
648	#	Covestro AG	50,500	0.6
2,537		Deutsche Lufthansa AG	43,769	0.5
1,512		Deutsche Post AG	54,347	0.6
1,461		Evonik Industries AG	48,783	0.6
705		Hugo Boss AG	53,611	0.6
460		MAN SE	48,330	0.5
			376,302	4.3

		Hong Kong: 1.8%
1,000		Hang Seng Bank Ltd.	20,256	0.2
53,500	#	HK Electric Investments & HK Electric Investments Ltd.	47,303	0.6
24,000		NWS Holdings Ltd.	45,071	0.5
10,500	Yue Yuen Industrial Holdings	41,509	0.5
		154,139	1.8

	Ireland: 0.8%
881	Medtronic PLC	73,202	0.8

	Israel: 0.5%
23,288	Bezeq Israeli Telecommunication Corp., Ltd.	39,127	0.5

	Japan: 9.1%
13,000	Aozora Bank Ltd.	47,368	0.5
3,700	Astellas Pharma, Inc.	48,792	0.6
1,500	Canon, Inc.	49,782	0.6
100	Daito Trust Construction Co., Ltd.	14,715	0.2
1,200	Fuji Film Holdings Corp.	44,538	0.5
3,400	Hakuhodo DY Holdings, Inc.	41,443	0.5
2,400	Itochu Corp.	33,960	0.4
700	Lawson, Inc.	46,444	0.5
11,000	Mebuki Financial Group, Inc.	43,162	0.5
1,800	Mitsubishi Gas Chemical Co., Inc.	38,490	0.4
1,200	Mixi, Inc.	66,569	0.8
1,000	NH Foods Ltd.	28,503	0.3
500	Nippon Telegraph & Telephone Corp.	21,428	0.2
2,100	NTT DoCoMo, Inc.	50,814	0.6
3,400	Obayashi Corp.	33,010	0.4
800	Oracle Corp. Japan	46,092	0.5
700	Sankyo Co., Ltd.	24,413	0.3
200	Shimamura Co., Ltd.	27,372	0.3
3,500	Sumitomo Corp.	46,772	0.5
2,100	Teijin Ltd.	40,688	0.5
		794,355	9.1

	Netherlands: 2.6%
574	Akzo Nobel NV	50,203	0.6
541	LyondellBasell Industries NV - Class A	45,855	0.5
1,491	NN Group NV	49,434	0.6
3,034	Royal Dutch Shell PLC - Class A	78,789	0.9
		224,281	2.6

	Portugal: 0.5%
2,177	Jeronimo Martins SGPS SA	39,950	0.5

	Singapore: 2.0%
29,600	CapitaLand Mall Trust	41,739	0.5
3,200	DBS Group Holdings Ltd.	44,193	0.5
3,700	Oversea-Chinese Banking Corp., Ltd.	25,914	0.3
3,000	Singapore Airlines Ltd.	21,977	0.2
12,000	Singapore Airport Terminal Services Ltd.	43,758	0.5
		177,581	2.0

See Accompanying Notes to Financial Statements

5

Voya Global High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2017 (unaudited) (continued)

		Spain: 1.2%
3,805		Distribuidora Internacional de Alimentacion SA	22,624	0.3
2,200		Endesa S.A.	51,817	0.6
1,341		Red Electrica Corp. SA	26,135	0.3
			100,576	1.2

		Sweden: 0.8%
1,849		Nordea Bank AB	22,741	0.3
1,923		Swedbank AB	45,575	0.5
			68,316	0.8

		Switzerland: 3.0%
255		Kuehne & Nagel International AG	38,565	0.4
692		Nestle S.A.	53,298	0.6
495	@	Pargesa Holding SA	37,011	0.4
315		Roche Holding AG	82,424	1.0
190		Zurich Insurance Group AG	52,580	0.6
			263,878	3.0

		United Kingdom: 5.2%
5,517		3i Group PLC	56,699	0.6
10,355		BP PLC	59,278	0.7
11,723		Direct Line Insurance Group PLC	52,975	0.6
3,372		GlaxoSmithKline PLC	67,871	0.8
1,146		Imperial Brands PLC	56,124	0.6
1,909		Persimmon PLC	57,601	0.7
6,921		Royal Mail PLC	36,090	0.4
4,873		Tate & Lyle PLC	47,788	0.5
7,477		WM Morrison Supermarkets PLC	23,227	0.3
			457,653	5.2

		United States: 56.5%
239		3M Co.	46,803	0.5
1,019		AbbVie, Inc.	67,193	0.8
163		Aetna, Inc.	22,016	0.2
748		Aflac, Inc.	56,010	0.6
1,084		Altria Group, Inc.	77,809	0.9
502		Ameren Corp.	27,454	0.3
736		American Express Co.	58,328	0.7
4,282		Annaly Capital Management, Inc.	50,570	0.6
1,166		Apple, Inc.	167,496	1.9
2,495		AT&T, Inc.	98,877	1.1
523		Automatic Data Processing, Inc.	54,648	0.6
227		AvalonBay Communities, Inc.	43,094	0.5
266		Avery Dennison Corp.	22,134	0.3
662		Axis Capital Holdings Ltd.	43,626	0.5
279		Becton Dickinson & Co.	52,165	0.6
966		Best Buy Co., Inc.	50,048	0.6
198		Boeing Co.	36,596	0.4
1,476		CA, Inc.	48,457	0.6
400		Camden Property Trust	32,932	0.4
1,733		Centerpoint Energy, Inc.	49,442	0.6
2,071	L	CenturyLink, Inc.	53,163	0.6
801		Chevron Corp.	85,467	1.0
2,552		Cisco Systems, Inc.	86,947	1.0
2,355		Colony NorthStar, Inc.	30,780	0.4
638	Consolidated Edison, Inc.	50,581	0.6
853	CVS Health Corp.	70,321	0.8
598	Darden Restaurants, Inc.	50,944	0.6
421	Eastman Chemical Co.	33,575	0.4
255	Eli Lilly & Co.	20,925	0.2
198	Everest Re Group Ltd.	49,839	0.6
784	Expeditors International Washington, Inc.	43,975	0.5
591	Extra Space Storage, Inc.	44,638	0.5
1,569	Exxon Mobil Corp.	128,109	1.5
599	Fidelity National Information Services, Inc.	50,430	0.6
1,391	FirstEnergy Corp.	41,646	0.5
2,287	Ford Motor Co.	26,232	0.3
1,867	H&R Block, Inc.	46,283	0.5
405	Harris Corp.	45,315	0.5
599	Home Depot, Inc.	93,504	1.1
524	Honeywell International, Inc.	68,717	0.8
3,070	HP, Inc.	57,777	0.7
464	International Business Machines Corp.	74,375	0.8
2,285	Intel Corp.	82,603	0.9
475	Intercontinental Exchange, Inc.	28,595	0.3
342	JM Smucker Co.	43,338	0.5
1,015	Johnson & Johnson	125,322	1.4
431	Kimberly-Clark Corp.	55,922	0.6
554	KLA-Tencor Corp.	54,414	0.6
757	Kohl's Corp.	29,546	0.3
236	Lockheed Martin Corp.	63,590	0.7
756	Lowe's Cos, Inc.	64,169	0.7
1,108	Maxim Integrated Products	48,918	0.6
538	McDonald's Corp.	75,282	0.9
1,307	Merck & Co., Inc.	81,465	0.9
531	Motorola Solutions, Inc.	45,650	0.5
233	Northrop Grumman Corp.	57,309	0.7
611	Omnicom Group	50,175	0.6
1,764	Oracle Corp.	79,309	0.9
753	Paychex, Inc.	44,638	0.5
736	PepsiCo, Inc.	83,374	1.0
2,724	Pfizer, Inc.	92,398	1.1
819	Philip Morris International, Inc.	90,778	1.0
591	Phillips 66	47,020	0.5
1,127	PPL Corp.	42,950	0.5
651	Procter & Gamble Co.	56,852	0.6
223	Public Storage, Inc.	46,692	0.5
233	Quest Diagnostics, Inc.	24,584	0.3
371	Raytheon Co.	57,583	0.7
763	Republic Services, Inc.	48,061	0.5
77	Stanley Black & Decker, Inc.	10,484	0.1
738	T. Rowe Price Group, Inc.	52,317	0.6
636	Target Corp.	35,521	0.4
126	Tesoro Corp.	10,043	0.1
451	Travelers Cos., Inc.	54,869	0.6
483	UnitedHealth Group, Inc.	84,467	1.0
1,269	US Bancorp	65,074	0.7
791	Valero Energy Corp.	51,106	0.6
404	Valspar Corp.	45,426	0.5

See Accompanying Notes to Financial Statements

6

Voya Global High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2017 (unaudited) (continued)

1,768	Verizon Communications, Inc.	81,169	0.9
683	Walgreens Boots Alliance, Inc.	59,107	0.7
987	Wal-Mart Stores, Inc.	74,203	0.8
305	Walt Disney Co.	35,258	0.4
747	Waste Management, Inc.	54,367	0.6
1,884	Wells Fargo & Co.	101,435	1.2
2,427	Western Union Co.	48,200	0.5
612	Wyndham Worldwide Corp.	58,330	0.7
787	Xilinx, Inc.	49,668	0.6
		4,950,822	56.5

	Total Common Stock
	(Cost $8,038,942)	8,623,448	98.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.6%
	Securities Lending Collateralcc: 0.8%
74,831	Citibank N.A., Repurchase Agreement dated 04/28/17, 0.80%, due 05/01/17 (Repurchase Amount $74,836, collateralized by various U.S. Government Securities, 0.000%-8.875%, Market Value plus accrued interest $76,328, due 04/30/17-09/09/49)
	(Cost $74,831)	74,831	0.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.8%
69,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.650%††
	(Cost $69,000)	69,000	0.8

	Total Short-Term Investments
	(Cost $143,831)	143,831	1.6

	Total Investments in Securities (Cost $8,182,773)	$8,767,279	100.1
	Liabilities in Excess of Other Assets	(8,037)	(0.1)
	Net Assets	$8,759,242	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of April 30, 2017.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at April 30, 2017.

Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$690,881
Gross Unrealized Depreciation	(106,375)

Net Unrealized Appreciation	$584,506

See Accompanying Notes to Financial Statements

7

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2017 (unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 88.1%
		Argentina: 1.1%
82,600	@	Arcos Dorados Holdings, Inc.	677,320	0.2
33,354	@	Cresud SACIF y A ADR	701,101	0.3
51,660	@	Grupo Supervielle SA ADR	877,704	0.3
38,100	@	IRSA Inversiones y Representaciones SA ADR	960,882	0.3
			3,217,007	1.1

		Brazil: 7.1%
321,938	@	B2W Cia Digital	1,357,109	0.5
103,407	@	B2W Cia Digital	427,761	0.1
45,400		Banco Bradesco SA ADR	478,970	0.2
95,968		Banco do Brasil S.A.	991,109	0.3
35,700		Banco Santander Brasil S.A. ADR	305,949	0.1
90,600		BB Seguridade Participacoes SA	850,610	0.3
20,500		Braskem SA-SPON ADR	441,980	0.1
54,900		BRF SA ADR	682,956	0.2
33,400		Cia Brasileira de Distribuicao ADR	753,170	0.3
13,170		Cia de Saneamento de Minas Gerais-COPASA	149,125	0.0
78,600		CVC Brasil Operadora e Agencia de Viagens SA	761,224	0.3
87,339		EDP - Energias do Brasil S.A.	371,199	0.1
67,800		Fleury SA	1,135,109	0.4
66,000		Hypermarcas SA	624,017	0.2
283,491		Itau Unibanco Holding SA ADR	3,486,939	1.2
65,100		JBS SA	210,228	0.1
165,128		Kroton Educacional SA	781,406	0.3
15,357		M Dias Branco SA	235,867	0.1
139,495		MRV Engenharia e Participacoes SA	697,025	0.2
23,300		Ouro Fino Saude Animal Participacoes SA	183,519	0.1
116,200	@	Petroleo Brasileiro SA ADR	1,046,962	0.4
37,869		Qualicorp SA	268,443	0.1
46,400		Smiles SA	1,014,381	0.3
80,900		Telefonica Brasil SA ADR	1,196,511	0.4
40,300		Tim Participacoes SA ADR	649,233	0.2
270,759		Tim Participacoes SA	876,925	0.3
43,900		Transmissora Alianca de Energia Eletrica SA	324,473	0.1
78,855		Vale SA ADR	676,576	0.2
			20,978,776	7.1

		Canada: 0.3%
49,300		Potash Corp. of Saskatchewan	832,184	0.3
		Chile: 0.3%
12,900		Cia Cervecerias Unidas SA ADR	332,433	0.1
11,500		Sociedad Quimica y Minera de Chile SA ADR	408,825	0.2
			741,258	0.3

		China: 23.8%
80,000		AAC Technologies Holdings, Inc.	1,172,720	0.4
77,313	@	Alibaba Group Holding Ltd. ADR	8,929,651	3.0
249,500		Anhui Conch Cement Co., Ltd.	872,515	0.3
12,000	@	Baidu, Inc. ADR	2,162,760	0.7
3,244,000		Bank of China Ltd.	1,569,165	0.5
2,139,000		Beijing Enterprises Water Group Ltd.	1,636,967	0.5
287,986		Beijing Originwater Technology Co. Ltd.	909,377	0.3
137,500		BYD Electronic International Co. Ltd.	209,865	0.1
493,000		China CITIC Bank Corp. Ltd	312,079	0.1
2,763,000		China Construction Bank	2,242,627	0.8
130,000		China High Speed Transmission Equipment Group Co., Ltd.	126,279	0.0
220,000		China Lesso Group Holdings Ltd.	175,157	0.1
21,000	@	China Lodging Group Ltd. ADR	1,490,580	0.5
737,000		China Maple Leaf Educational Systems Ltd.	644,629	0.2
938,000		China Medical System Holdings Ltd.	1,618,989	0.5
319,000		China Mengniu Dairy Co., Ltd.	616,292	0.2
436,000		China Merchants Bank Co., Ltd.	1,129,682	0.4
72,500		China Mobile Ltd.	771,880	0.3
158,000		China Overseas Land & Investment Ltd.	458,293	0.2
1,055,650		China Petroleum & Chemical Corp.	857,244	0.3
910,000		China Power International Development Ltd.	339,001	0.1
879,000	@	China Resources Phoenix Healthcare Holdings Co. Ltd.	1,127,857	0.4
25,300	@	Ctrip.com International Ltd. ADR	1,277,903	0.4
615,000		Fu Shou Yuan International Group Ltd.	391,189	0.1
460,000		Geely Automobile Holdings Ltd.	619,783	0.2
360,000		Guangzhou Automobile Group Co. Ltd.	559,477	0.2
82,000		Haier Electronics Group Co. Ltd.	190,143	0.1

See Accompanying Notes to Financial Statements

8

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2017 (unaudited) (continued)

768,000		Huadian Power International Co.	323,545	0.1
520,000		Huaneng Power International, Inc.	358,435	0.1
3,433,000		Industrial & Commercial Bank of China	2,237,856	0.7
85,700	@	JD.com, Inc. ADR	3,005,499	1.0
640,000		Jiangnan Group Ltd.	82,214	0.0
62,000		Kingboard Chemicals Holdings	223,297	0.1
11,834		Kweichow Moutai Co. Ltd.	709,030	0.2
295,000		Lee & Man Paper Manufacturing Ltd.	230,987	0.1
5,368		NetEase, Inc. ADR	1,424,613	0.5
193,000		Nine Dragons Paper Holdings Ltd.	208,144	0.1
580,000		PICC Property & Casualty Co., Ltd.	932,357	0.3
384,000		Ping An Insurance Group Co. of China Ltd.	2,158,945	0.7
95,000		Shanghai International Airport Co. Ltd.	471,584	0.2
102,800		Shanghai Pharmaceuticals Holding Co. Ltd.	271,900	0.1
284,000		Shenzhen Expressway Co. Ltd.	258,652	0.1
163,000		Shenzhou International Group Holdings Ltd.	1,072,528	0.4
48,500	@	Sina Corp.	3,725,285	1.3
313,200		Sinopharm Group Co.	1,403,839	0.5
55,100	@	Sohu.com, Inc.	2,137,880	0.7
13,800	@	TAL Education Group ADR	1,643,718	0.6
357,000		Tencent Holdings Ltd.	11,186,002	3.8
688,000		Tingyi Cayman Islands Holding Corp.	883,639	0.3
160,000		Travelsky Technology Ltd.	421,124	0.1
94,000		Tsingtao Brewery Co., Ltd.	422,666	0.1
1,195,600		Uni-President China Holdings Ltd.	840,011	0.3
14,600	@	Vipshop Holdings Ltd. ADR	202,502	0.1
11,060	@	Weibo Corp. ADR	617,812	0.2
548,000		Xinyi Solar Holdings Ltd.	171,029	0.1
348,000		Zhejiang Expressway Co., Ltd.	432,907	0.1
1,629	@	ZTO Express Cayman, Inc. ADR	22,692	0.0
			70,492,796	23.8

		Egypt: 0.2%
147,090		Commercial International Bank Egypt SAE	602,213	0.2

		Georgia: 0.5%
34,572		BGEO Group PLC	1,608,965	0.5

		Hong Kong: 1.8%
153,000		AIA Group Ltd.	1,058,980	0.3
163,000		Galaxy Entertainment Group Ltd.	905,540	0.3
140,500		Kingboard Laminates Holdings Ltd.	169,337	0.1
1,394,400		Man Wah Holdings Ltd.	1,154,678	0.4
221,000		Techtronic Industries Co., Ltd.	948,171	0.3
882,000	#	WH Group Ltd.	786,879	0.3
318,000		Xinyi Glass Holding Co. Ltd.	281,790	0.1
			5,305,375	1.8

		Hungary: 0.4%
6,631		MOL Hungarian Oil & Gas PLC	498,833	0.2
22,990		OTP Bank Nyrt	646,395	0.2
			1,145,228	0.4

		India: 7.9%
89,031		Apollo Tyres Ltd.	337,648	0.1
707,000		Ashok Leyland Ltd.	938,262	0.3
47,056		Bharat Petroleum Corp. Ltd.	526,149	0.2
95,060		Cadila Healthcare Ltd.	650,137	0.2
85,000		Cholamandalam Investment and Finance Co. Ltd.	1,469,222	0.5
360,000	@	Fortis Healthcare Ltd.	1,232,613	0.4
4,516	@	Future Retail Ltd.	21,936	0.0
50,600		HDFC Bank Ltd. - Foreign Premium	1,231,296	0.4
57,574		Hindustan Petroleum Corp. Ltd.	479,901	0.2
57,265		Housing Development Finance Corp.	1,367,201	0.5
130,300		ICICI Bank Ltd. ADR	1,116,671	0.4
288,524		Oil & Natural Gas Corp., Ltd.	836,017	0.3
120,465		Phoenix Mills Ltd.	776,130	0.3
27,356		Reliance Industries Ltd. GDR	1,184,598	0.4
220,745		Reliance Industries Ltd.	4,783,914	1.6
147,720		Rural Electrification Corp. Ltd.	464,787	0.2
39,423		Strides Shasun, Ltd.	656,801	0.2
18,000		Supreme Industries Ltd.	304,514	0.1
82,797	#	Syngene International Ltd.	664,717	0.2
67,018		Tata Chemicals Ltd.	684,037	0.2
88,000		TVS Motor Co. Ltd.	678,191	0.2
123,646		Yes Bank Ltd.	3,134,210	1.0
			23,538,952	7.9

		Indonesia: 1.5%
1,482,700		Astra International Tbk PT	993,694	0.4
2,750,600		Bank Rakyat Indonesia	2,656,807	0.9
795,600		Bank Negara Indonesia Persero Tbk PT	379,902	0.1
1,131,500		Link Net Tbk PT	458,406	0.1
			4,488,809	1.5

		Kenya: 0.4%
6,895,000		Safaricom Ltd.	1,286,131	0.4

		Malaysia: 0.2%
672,600		AirAsia BHD	518,779	0.2
718,887		UEM Sunrise Bhd	205,223	0.0
			724,002	0.2

See Accompanying Notes to Financial Statements

9

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2017 (unaudited) (continued)

		Mexico: 4.2%
59,956		America Movil SAB de CV ADR	922,723	0.3
72,029	@	Cemex SAB de CV ADR	664,108	0.2
35,767		Coca-Cola Femsa SA de CV ADR	2,600,619	0.9
489,000		Concentradora Hipotecaria SAPI de CV	595,364	0.2
17,950		Fomento Economico Mexicano SAB de CV ADR	1,616,218	0.5
161,700		Grupo Financiero Banorte	933,166	0.3
100,800		Grupo Financiero Santander Mexico SAB de CV ADR	918,288	0.3
186,638		Grupo Mexico SA de CV Series B	545,382	0.2
44,700		Grupo Televisa SAB ADR	1,086,210	0.4
555,000		PLA Administradora Industrial S de RL de CV	938,697	0.3
277,400		Qualitas Controladora SAB de CV	452,970	0.2
414,800		Unifin Financiera SAPI de CV SOFOM ENR	1,098,847	0.4
			12,372,592	4.2

		Netherlands: 0.1%
92,424		VEON Ltd ADR	381,711	0.1

		Panama: 0.3%
8,370		Copa Holdings S.A.	974,435	0.3

		Peru: 0.5%
46,500		Cia de Minas Buenaventura SAA ADR	558,465	0.2
6,880		Credicorp Ltd.	1,057,181	0.3
			1,615,646	0.5

		Philippines: 0.7%
1,280,000		Ayala Land, Inc.	904,542	0.3
130		International Container Terminal Services, Inc.	232	0.0
639,950		Robinsons Retail Holdings, Inc.	1,017,172	0.4
			1,921,946	0.7

		Poland: 0.7%
17,415		KGHM Polska Miedz SA	551,672	0.2
1,950		KRUK SA	143,767	0.0
46,826		Polski Koncern Naftowy Orlen	1,399,423	0.5
			2,094,862	0.7

		Russia: 6.0%
419,907	@	Alrosa AO	723,890	0.2
439,666		Gazprom PJSC - SPON ADR	2,084,017	0.7
55,721		Lukoil PJSC ADR	2,760,975	0.9
377,368	@	Magnitogorsk Iron & Steel Works	224,665	0.1
1,981	@	Mail.ru Group Ltd. GDR	52,199	0.0
22,900		MMC Norilsk Nickel PJSC ADR	352,431	0.1
90,721		Mobile TeleSystems PJSC ADR	936,241	0.3
160,500	@	Moscow Exchange MICEX-RTS OAO	324,528	0.1
17,436		Ros Agro PLC REG GDR	213,591	0.1
312,870		Rosneft Oil Co. PJSC GDR	1,731,047	0.6
17,497,940	@	RusHydro Management Co.	275,154	0.1
363,114		Sberbank PAO ADR	4,317,425	1.5
32,204		Severstal PJSC GDR	439,890	0.1
12,033		Tatneft PJSC ADR	470,972	0.2
36,231	@	X5 Retail Group N.V. GDR	1,277,143	0.4
61,200	@	Yandex NV	1,668,312	0.6
			17,852,480	6.0

		South Africa: 2.7%
382,000		Advtech Ltd.	545,970	0.2
24,000		Aspen Pharmacare Holdings Ltd.	497,794	0.2
32,552		Barloworld Ltd.	293,324	0.1
20,230		Imperial Holdings Ltd.	255,860	0.1
18,152		Naspers Ltd.	3,451,630	1.1
33,950		Nedbank Group Ltd.	572,392	0.2
290,000		Rhodes Food Group Pty Ltd.	531,445	0.2
25,750		Sappi Ltd.	191,230	0.0
98,282		Standard Bank Group Ltd.	1,091,381	0.4
531,634		Transaction Capital Ltd.	583,201	0.2
			8,014,227	2.7

		South Korea: 11.4%
36,279		Hana Financial Group, Inc.	1,246,004	0.4
10,559		Hankook Tire Co. Ltd.	546,433	0.2
36,160		SK Hynix, Inc.	1,713,022	0.6
4,957		Hyosung Corp.	626,079	0.2
10,650		Hyundai Engineering & Construction Co. Ltd.	453,649	0.2
12,518		Hyundai Marine & Fire Insurance Co., Ltd.	403,142	0.1
1,913		Hyundai Mobis Co. Ltd.	373,075	0.1
3,505		Hyundai Motor Co.	443,302	0.1
18,000		KB Financial Group, Inc. ADR	782,460	0.3
2,594		KCC Corp.	775,263	0.3
25,919		Korea Electric Power Corp.	1,033,138	0.3
1,281		KT Corp.	36,244	0.0
10,441		KT&G Corp.	931,116	0.3
625		LG Household & Health Care Ltd.	475,284	0.2
110,140		LG Uplus Corp.	1,399,489	0.5
556		Lotte Chilsung Beverage Co., Ltd.	820,047	0.3
4,848		Lotte Confectionery Co. Ltd.	872,572	0.3
2,659		NCSoft Corp.	840,897	0.3
874	#,@	Netmarble Games Corp.	120,589	0.0
1,122		NAVER Corp.	788,568	0.3
21,544		Partron Co. Ltd.	206,122	0.1
4,406		POSCO	1,040,182	0.3
2,512		Samsung Electronics Co., Ltd.	4,924,598	1.7
5,964		Samsung Electronics Co., Ltd. GDR	5,852,147	2.0

See Accompanying Notes to Financial Statements

10

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2017 (unaudited) (continued)

6,680		Samsung Life Insurance Co. Ltd.	642,212	0.2
30,901		Shinhan Financial Group Co., Ltd.	1,290,161	0.4
8,238		SK Innovation Co. Ltd.	1,235,906	0.4
103,600		SK Telecom Co., Ltd. ADR	2,443,924	0.8
8,179		S-Oil Corp.	715,554	0.2
16,933		Soulbrain Co. Ltd.	818,017	0.3
			33,849,196	11.4

		Spain: 0.5%
74,998		CIE Automotive SA	1,612,200	0.5

		Switzerland: 0.3%
35,500	#,@	Wizz Air Holdings PLC	812,146	0.3

		Taiwan: 8.5%
113,000		Accton Technology Corp.	256,332	0.1
386,712		Advanced Semiconductor Engineering, Inc.	484,662	0.2
282,000		Basso Industry Corp.	803,559	0.3
1,675,000		CTBC Financial Holding Co. Ltd.	1,045,980	0.3
48,001		Chlitina Holding Ltd.	230,371	0.1
149,000		Chroma ATE, Inc.	465,806	0.2
124,400		Coretronic Corp.	176,170	0.1
98,000		Elite Material Co. Ltd.	390,875	0.1
148,537		FLEXium Interconnect, Inc.	551,223	0.2
704,000		Fubon Financial Holding Co., Ltd.	1,102,058	0.4
81,000		General Interface Solution Holding Ltd.	451,619	0.1
67,000		Grape King Bio Ltd.	431,641	0.1
299,512		HON HAI Precision Industry Co., Ltd.	980,352	0.3
165,000		King Yuan Electronics Co., Ltd.	148,950	0.0
18,000		Largan Precision Co. Ltd.	2,989,253	1.0
187,000		MediaTek, Inc.	1,344,178	0.5
103,000		Merry Electronics Co. Ltd	609,702	0.2
301,000		Micro-Star International Co., Ltd.	602,886	0.2
176,000		Pegatron Corp.	518,334	0.2
73,770		Poya International Co. Ltd.	1,007,366	0.4
13,776		Silicon Motion Technology Corp. ADR	668,825	0.2
13,000		St Shine Optical Co. Ltd.	251,636	0.1
128,986		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,265,567	1.4
789,000		Taiwan Semiconductor Manufacturing Co., Ltd.	5,082,655	1.7
79,000		Tong Yang Industry Co. Ltd.	134,056	0.0
132,000		Zhen Ding Technology Holding Ltd.	308,662	0.1
			25,302,718	8.5

		Thailand: 2.5%
582,700		Charoen Pokphand Foods PCL	450,044	0.2
1,181,500		CP ALL PCL	2,084,329	0.7
172,400		Kiatnakin Bank PCL	339,798	0.1
1,753,200		Krung Thai Bank PCL	1,002,368	0.3
104,300		PTT PCL	1,170,892	0.4
803,920		Srisawad Power 1979 PCL	1,027,188	0.4
737,100		Star Petroleum Refining PCL	280,964	0.1
188,600		Thai Oil PCL	424,975	0.1
226,600		Thanachart Capital PCL	309,237	0.1
146,500		Tisco Financial Group PCL	322,794	0.1
			7,412,589	2.5

		Turkey: 2.8%
789,728		Akbank TAS	2,113,755	0.7
87,314		AvivaSA Emeklilik ve Hayat AS	482,790	0.2
696,702		Emlak Konut Gayrimenkul Yatirim Ortakligi AS	578,427	0.2
275,421		Eregli Demir ve Celik Fabrikalari TAS	504,517	0.2
165,650		Tekfen Holding AS	426,949	0.1
137,000		Tofas Turk Otomobil Fabrikasi AS	1,140,717	0.4
1	@	Turk Hava Yollari	1	0.0
200,791		Turk Sise Ve Cam Fabrikalari	252,058	0.1
33,900	@	Turkcell Iletisim Hizmet AS ADR	296,625	0.1
211,400		Turkiye Halk Bankasi AS	700,892	0.2
290,660		Turkiye Is Bankasi	573,628	0.2
2,973,470		Turkiye Sinai Kalkinma Bankasi AS	1,263,033	0.4
			8,333,392	2.8

		United Arab Emirates: 0.4%
300,033		Aldar Properties PJSC	174,666	0.1
125,968		Emaar Properties PJSC	245,994	0.1
25,300	@	NMC Health PLC	652,225	0.2
			1,072,885	0.4

		United States: 0.9%
12,500	@	Luxoft Holding, Inc.	770,625	0.3
312,300		Samsonite International SA	1,205,091	0.4
14,100	@	Yahoo!, Inc.	679,761	0.2
			2,655,477	0.9

		Vietnam: 0.1%
212,895		Hoa Phat Group JSC	275,070	0.1

	Total Common Stock
	(Cost $222,930,296)		261,515,268	88.1

PREFERRED STOCK: 2.9%
		Brazil: 0.7%
33,506		Braskem SA	360,073	0.1
37,750		Cia de Saneamento do Parana	121,312	0.1
148,009		Cia Energetica de Minas Gerais	412,218	0.1
62,490		Itau Unibanco Holding S.A.	772,548	0.3

See Accompanying Notes to Financial Statements

11

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2017 (unaudited) (continued)

209,493	@ Metalurgica Gerdau SA	301,628	0.1
		1,967,779	0.7

	Colombia: 0.3%
98,700	Banco Davivienda SA	1,040,007	0.3

	Russia: 0.2%
1,026,336	@ Surgutneftegas OJSC	549,957	0.2

	South Korea: 1.7%
3,271	Samsung Electronics Co., Ltd. - Pref	5,037,095	1.7

	Total Preferred Stock
	(Cost $6,683,006)	8,594,838	2.9

	Total Long-Term Investments
	(Cost $229,613,302)	270,110,106	91.0

SHORT-TERM INVESTMENTS: 1.0%
	Mutual Funds: 1.0%
2,832,701	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.650%††
	(Cost $2,832,701)	2,832,701	1.0

	Total Short-Term Investments
	(Cost $2,832,701)	2,832,701	1.0

	Total Investments in Securities (Cost $232,446,003)	$272,942,807	92.0
	Assets in Excess of Other Liabilities	23,687,694	8.0
	Net Assets	$296,630,501	100.0

††	Rate shown is the 7-day yield as of April 30, 2017.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Cost for federal income tax purposes is $234,121,075.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$50,789,975
Gross Unrealized Depreciation	(11,968,243)

Net Unrealized Appreciation	$38,821,732

See Accompanying Notes to Financial Statements

12

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2017 (unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.3%
		Argentina: 0.2%
36,770		YPF SA ADR	949,769	0.2

		Australia: 1.9%
228,565		Brambles Ltd.	1,768,657	0.3
59,833		Caltex Australia Ltd.	1,335,550	0.3
24,673		Cochlear Ltd.	2,582,779	0.5
74,368	@,L	Mesoblast Ltd.	175,370	0.0
102,325		Seek Ltd.	1,303,433	0.3
126,265		Treasury Wine Estates Ltd.	1,133,652	0.2
162,093	@	WorleyParsons Ltd.	1,369,180	0.3
			9,668,621	1.9

		Austria: 0.5%
50,448		Andritz AG	2,787,615	0.5

		Belgium: 1.9%
50,689		Anheuser-Busch InBev SA/NV	5,716,222	1.1
15,168		KBC Group NV	1,096,146	0.2
22,456		Solvay S.A.	2,856,206	0.6
			9,668,574	1.9

		Brazil: 0.4%
175,600		BB Seguridade Participacoes SA	1,648,644	0.3
47,662	@	Petroleo Brasileiro SA ADR	429,435	0.1
			2,078,079	0.4

		Canada: 4.4%
47,760		Cameco Corp.	457,989	0.1
72,154		Canadian National Railway Co. - CNR	5,215,512	1.0
17,035		Canadian Natural Resources Ltd.	542,604	0.1
98,360		EnCana Corp.	1,052,738	0.2
26,040		Imperial Oil Ltd.	757,517	0.2
117,190		Magna International, Inc.	4,895,186	1.0
70,220		Manulife Financial Corp.	1,231,506	0.2
55,800		Methanex Corp.	2,564,253	0.5
43,636		National Bank Of Canada	1,695,828	0.3
84,583		Suncor Energy, Inc.	2,650,790	0.5
34,555		TransCanada Corp.	1,604,407	0.3
			22,668,330	4.4

		China: 2.7%
39,328	@	Alibaba Group Holding Ltd. ADR	4,542,384	0.9
6,275	@	Baidu, Inc. ADR	1,130,943	0.2
1,640,000		China Construction Bank	1,331,129	0.3
25,798	@	Ctrip.com International Ltd. ADR	1,303,057	0.2
26,807	@	JD.com, Inc. ADR	940,122	0.2
3,832		NetEase, Inc. ADR	1,016,974	0.2
178,000		PICC Property & Casualty Co., Ltd.	286,137	0.1
75,100		Tencent Holdings Ltd.	2,353,134	0.4
200,000		Tsingtao Brewery Co., Ltd.	899,290	0.2
			13,803,170	2.7

		Denmark: 1.7%
603		AP Moller - Maersk A/S - Class B	1,040,196	0.2
34,837		Carlsberg A/S	3,476,126	0.7
4,342	@	Genmab A/S	863,949	0.1
50,494		Novo Nordisk A/S	1,966,077	0.4
36,689		Novozymes A/S	1,583,979	0.3
			8,930,327	1.7

		Finland: 1.2%
44,755	@	Caverion Corp.	365,874	0.0
87,989		Kone OYJ	4,027,471	0.8
42,890		Sampo OYJ	2,052,615	0.4
			6,445,960	1.2

		France: 9.3%
21,237		Air Liquide SA	2,558,769	0.5
110,280		AXA S.A.	2,942,290	0.6
47,738		BNP Paribas	3,369,217	0.7
59,101		Cap Gemini SA	5,917,315	1.1
12,327		Christian Dior SE	3,380,863	0.7
33,402		Cie de Saint-Gobain	1,802,269	0.3
43,366		Cie Generale des Etablissements Michelin	5,672,326	1.1
9,548		Essilor International SA	1,237,355	0.2
34,034	@	Imerys SA	2,927,985	0.6
25,126	@	IPSOS	805,766	0.1
22,360		Legrand S.A.	1,447,386	0.3
2,858		LVMH Moet Hennessy Louis Vuitton SE	705,552	0.1
16,307		Schneider Electric SE	1,291,609	0.3
41,274	L	Total S.A.	2,118,730	0.4
4,972		Unibail-Rodamco SE	1,220,835	0.2
59,259		Valeo SA	4,264,287	0.8
77,759		Vinci S.A.	6,628,072	1.3
			48,290,626	9.3

		Germany: 8.2%
10,915		Adidas AG	2,188,336	0.4
27,940		BASF SE	2,721,889	0.5
27,942		Beiersdorf AG	2,778,871	0.5
11,809		Brenntag AG	700,059	0.1
7,910		Continental AG	1,771,821	0.3
105,269	@	Deutsche Bank AG	1,892,825	0.4
151,232		Deutsche Telekom AG	2,652,733	0.5
41,173		Deutsche Wohnen AG	1,407,853	0.3
90,053		Freenet AG	2,826,166	0.6
24,312		Hannover Rueck SE	2,916,572	0.6
70,685		Infineon Technologies AG	1,461,029	0.3
38,645		Lanxess	2,790,421	0.5
15,902		Linde AG	2,857,411	0.6
13,849		Muenchener Rueckversicherungs-Gesellschaft AG	2,655,123	0.5
37,677		SAP SE	3,773,959	0.7
43,461		Symrise AG	3,042,638	0.6
52,005		Vonovia SE	1,882,802	0.4
49,448	@	Zalando SE	2,181,261	0.4
			42,501,769	8.2

See Accompanying Notes to Financial Statements

13

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2017 (unaudited) (continued)

		Greece: 0.0%
98,135	@	Alpha Bank AE	209,059	0.0

		Hong Kong: 0.9%
46,800		AIA Group Ltd.	323,923	0.1
248,000		Cafe de Coral Holdings Ltd.	806,397	0.2
40,000		Hong Kong Exchanges and Clearing Ltd.	983,762	0.2
12,100		Jardine Matheson Holdings Ltd.	778,671	0.1
29,100		Jardine Strategic Holdings Ltd.	1,229,647	0.2
617,000		PAX Global Technology Ltd.	381,851	0.1
			4,504,251	0.9

		India: 1.6%
467,301		ICICI Bank Ltd.	2,015,032	0.4
175,976		Infosys Ltd. ADR	2,562,211	0.5
53,348		Mahindra & Mahindra Ltd. GDR	1,118,498	0.2
13,513	@	MakeMyTrip Ltd.	518,899	0.1
91,725		Power Grid Corp. of India Ltd.	296,361	0.0
206,126		State Bank of India	927,312	0.2
21,900		Tata Motors Ltd. ADR	781,173	0.2
			8,219,486	1.6

		Ireland: 1.1%
893,027		Greencore Group PLC	2,636,256	0.5
95,585		James Hardie Industries SE	1,617,332	0.3
18,768	@	Ryanair Holdings PLC ADR	1,725,342	0.3
			5,978,930	1.1

		Israel: 0.5%
89,510		Teva Pharmaceutical Industries Ltd. ADR	2,826,726	0.5

		Italy: 1.5%
64,014		Assicurazioni Generali S.p.A.	1,013,985	0.2
26,051	@	Banca Generali SpA	748,597	0.1
94,950		FinecoBank Banca Fineco SpA	676,400	0.1
305,259	@	Saipem S.p.A.	131,396	0.0
432,858	@	Telecom Italia S.p.A. - TIT	384,202	0.1
307,674	@	UniCredit SpA	5,009,703	1.0
			7,964,283	1.5

		Japan: 14.4%
24,200		ABC-Mart, Inc.	1,345,270	0.3
127,000		Asahi Group Holdings, Ltd.	4,798,532	0.9
5,800		Daito Trust Construction Co., Ltd.	853,488	0.2
167,000		Daiwa House Industry Co., Ltd.	4,964,738	1.0
32,700		Denso Corp.	1,411,256	0.3
84,600		Don Quijote Holdings Co. Ltd.	3,082,310	0.6
9,700		Eisai Co., Ltd.	510,022	0.1
5,400		Fanuc Ltd.	1,099,419	0.2
12,200		Hoshizaki Corp.	1,017,879	0.2
177,100		Isuzu Motors Ltd.	2,407,159	0.5
100,400		Itochu Corp.	1,420,658	0.3
82,300		Kakaku.com, Inc.	1,187,705	0.2
198,000		Kansai Electric Power Co., Inc.	2,675,806	0.5
40,600		Kao Corp.	2,240,458	0.4
196,000		Kawasaki Heavy Industries Ltd.	593,412	0.1
170,900		KDDI Corp.	4,531,255	0.9
59,800		Makita Corp.	2,133,645	0.4
150,000		Mitsubishi Heavy Industries Ltd.	601,030	0.1
39,200		Mitsui Fudosan Co., Ltd.	862,489	0.2
76,400		MS&AD Insurance Group Holdings, Inc.	2,490,951	0.5
6,300		Murata Manufacturing Co., Ltd.	846,251	0.2
12,500		Nippon Telegraph & Telephone Corp.	535,696	0.1
39,900		Olympus Corp.	1,538,457	0.3
15,800		Omron Corp.	661,504	0.1
31,100		Ono Pharmaceutical Co., Ltd.	641,492	0.1
127,000		Osaka Securities Exchange Co. Ltd.	1,780,766	0.3
50,500		Pigeon Corp.	1,565,796	0.3
118,300		Rakuten, Inc.	1,211,872	0.2
88,900		Seven & I Holdings Co., Ltd.	3,754,601	0.7
11,900		Shimano, Inc.	1,821,223	0.4
65,100		Shiseido Co., Ltd.	1,763,598	0.3
9,300		SMC Corp.	2,621,335	0.5
24,400		SoftBank Group Corp.	1,850,806	0.4
107,300		Sony Corp.	3,681,929	0.7
34,700		Sony Financial Holdings, Inc.	577,155	0.1
13,400		Sugi Holdings Co., Ltd.	664,044	0.1
133,000		Sumitomo Mitsui Financial Group, Inc.	4,938,375	1.0
51,000		Suruga Bank Ltd.	1,066,236	0.2
42,500		Tokio Marine Holdings, Inc.	1,791,952	0.3
30,800		United Arrows Ltd.	954,296	0.2
			74,494,866	14.4

		Luxembourg: 0.3%
12,376		RTL Group SA	959,201	0.2
38,895	@	SES S.A. - Luxembourg	850,114	0.1
			1,809,315	0.3

		Mexico: 0.7%
97,135		America Movil SAB de CV ADR	1,494,908	0.3
127,600		Grupo Aeroportuario del C	708,721	0.1
117,700		Grupo Financiero Banorte	679,244	0.1
20,800		Infraestructura Energetica Nova SAB de CV	96,977	0.0
321,000		Wal-Mart de Mexico SAB de CV	722,986	0.2
			3,702,836	0.7

		Netherlands: 3.7%
35,054	@	AerCap Holdings NV	1,612,834	0.3
49,566		Airbus SE	4,009,529	0.8
379,386		Koninklijke KPN NV	1,096,814	0.2

See Accompanying Notes to Financial Statements

14

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2017 (unaudited) (continued)

139,840		Koninklijke Ahold Delhaize NV	2,896,826	0.6
138,694		Royal Dutch Shell PLC - Class A	3,601,676	0.7
57,395		Unilever NV	3,006,668	0.6
67,606		Wolters Kluwer NV	2,868,808	0.5
			19,093,155	3.7

		Norway: 2.0%
166,699		DNB ASA	2,601,558	0.5
250,165		SpareBank 1 SR-Bank ASA	1,973,990	0.4
95,140		Statoil ASA	1,566,851	0.3
122,679		Telenor ASA	1,981,710	0.4
62,647		Yara International ASA	2,329,527	0.4
			10,453,636	2.0

		Philippines: 0.0%
403,500		Alliance Global Group, Inc.	119,529	0.0

		Portugal: 0.3%
79,323		Jeronimo Martins SGPS SA	1,455,656	0.3

		Russia: 0.2%
69,692		Sberbank PAO ADR	828,638	0.2

		Singapore: 1.2%
99,800		DBS Group Holdings Ltd.	1,378,278	0.3
299,693		United Overseas Bank Ltd.	4,666,137	0.9
			6,044,415	1.2

		South Africa: 1.3%
120,573		Clicks Group Ltd.	1,211,788	0.2
206,495		FirstRand Ltd.	770,396	0.2
9,991		Naspers Ltd.	1,899,804	0.4
87,830		Sasol Ltd.	2,691,537	0.5
			6,573,525	1.3

		South Korea: 2.4%
5,032		Hyundai Motor Co.	636,432	0.1
17,793	@	ING Life Insurance Korea Ltd.	516,011	0.1
76,721		Kia Motors Corp.	2,348,507	0.5
1,016	#,@	Netmarble Games Corp.	140,181	0.0
3,244		Samsung Electronics Co., Ltd.	6,359,632	1.2
5,423		Samsung Fire & Marine Insurance Co. Ltd.	1,276,747	0.3
1,114		Samsung Electronics Co., Ltd. GDR	1,093,107	0.2
			12,370,617	2.4

		Spain: 1.9%
433,481		Banco Santander SA	2,824,967	0.6
107,540		CaixaBank SA	488,280	0.1
179,691		Distribuidora Internacional de Alimentacion SA	1,068,408	0.2
248,350		Iberdrola S.A.	1,785,332	0.3
55,837		Industria de Diseno Textil SA	2,139,742	0.4
68,579		Red Electrica Corp. SA	1,336,547	0.3
			9,643,276	1.9
		Sweden: 3.7%
142,310		Assa Abloy AB	3,080,282	0.6
69,639		Atlas Copco AB - B	2,314,111	0.5
59,924		Duni AB	849,069	0.2
38,479		Investor AB	1,758,157	0.3
53,813		Loomis AB	1,953,291	0.4
210,516		Nordea Bank AB	2,589,099	0.5
368,762		Svenska Handelsbanken AB	5,231,972	1.0
52,677		Swedbank AB	1,248,447	0.2
			19,024,428	3.7

		Switzerland: 6.7%
64,843		ABB Ltd.	1,588,930	0.3
19,085		Cie Financiere Richemont SA	1,594,714	0.3
30,462		Credit Suisse Group AG	464,575	0.1
684,801	@	Glencore PLC	2,691,372	0.5
76,372		Julius Baer Group Ltd.	3,982,548	0.8
32,292		LafargeHolcim Ltd.-CHF	1,831,229	0.4
30,437		Nestle S.A.	2,344,273	0.4
141,256		Novartis AG	10,874,604	2.1
5,928		Roche Holding AG	1,551,147	0.3
8,924		Schindler Holding AG - Part Cert	1,823,540	0.3
2,609		Swatch Group AG - BR	1,043,779	0.2
50,120		Wolseley PLC	3,185,490	0.6
7,085		Zurich Insurance Group AG	1,960,692	0.4
			34,936,893	6.7

		Taiwan: 1.7%
597,000		Taiwan Semiconductor Manufacturing Co., Ltd.	3,845,811	0.7
154,383		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	5,105,446	1.0
			8,951,257	1.7

		Thailand: 1.1%
588,800		Siam Commercial Bank PCL	2,650,723	0.5
1,339,700		Thai Oil PCL	3,018,763	0.6
			5,669,486	1.1

		Turkey: 0.3%
557,565		Turkiye Garanti Bankasi A/S	1,505,121	0.3

		United Kingdom: 15.8%
24,890	@	ASOS PLC	1,875,943	0.4
18,461		AstraZeneca PLC	1,105,621	0.2
378,430	#	Auto Trader Group PLC	1,965,517	0.4
205,209		Aviva PLC	1,395,509	0.3
164,352		Barclays PLC	450,064	0.1
421,149		Barratt Developments PLC	3,160,143	0.6
461,678		BBA Aviation PLC	1,862,424	0.4
81,747	@	Bellway PLC	3,012,833	0.6
76,028		BHP Billiton PLC ADR	2,336,341	0.5
196,742		BHP Billiton PLC	2,999,379	0.6
112,784		British American Tobacco PLC	7,620,082	1.5
792,268		BT Group PLC	3,125,465	0.6
52,204		Burberry Group PLC	1,090,976	0.2
173,898		Capita Group PLC	1,253,412	0.2
136,479	#,@	ConvaTec Group PLC	542,854	0.1
72,853		Diageo PLC	2,120,551	0.4

See Accompanying Notes to Financial Statements

15

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2017 (unaudited) (continued)

123,139		Hargreaves Lansdown PLC	2,198,401	0.4
30,216		Hikma Pharmaceuticals PLC	758,159	0.1
200,859		Howden Joinery Group PLC	1,204,407	0.2
177,880	@	Imagination Technologies Group PLC	232,119	0.0
175,198		Informa PLC	1,456,719	0.3
96,796		International Game Technology PLC	2,148,871	0.4
27,209		Intertek Group PLC	1,432,047	0.3
118,291		John Wood Group PLC	1,162,813	0.2
42,328		Johnson Matthey PLC	1,632,740	0.3
180,157	@	Jupiter Fund Management PLC	1,108,189	0.2
200,224		Marks & Spencer Group PLC	950,295	0.2
107,352		Persimmon PLC	3,239,152	0.6
37,498		Provident Financial PLC	1,556,444	0.3
222,429		Prudential PLC	4,936,568	1.0
142,439		Relx PLC	2,887,918	0.6
37,836	@	Rightmove PLC	2,051,333	0.4
69,309		Shire PLC	4,086,382	0.8
304,728	@	Standard Chartered PLC	2,847,812	0.5
1,220,828		Taylor Wimpey PLC	3,162,305	0.6
84,768		Unilever PLC	4,361,181	0.8
25,986		Weir Group PLC	669,539	0.1
88,293		WPP PLC	1,890,668	0.4
			81,891,176	15.8

		United States: 1.6%
24,688		Aon PLC	2,958,610	0.6
5,366	@	Mettler Toledo International, Inc.	2,755,012	0.5
58,566		Popular, Inc.	2,454,501	0.5
			8,168,123	1.6

	Total Common Stock
	(Cost $462,711,033)		504,231,523	97.3

PREFERRED STOCK: 0.0%
		United States: 0.0%
2,046	@	Xiaoju Kuaizhi, Inc., Series A-17	104,207	0.0

	Total Preferred Stock
	(Cost $56,114)		104,207	0.0

	Total Long-Term Investments
	(Cost $462,767,147)		504,335,730	97.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.4%
	Securities Lending Collateralcc: 0.0%
201,347	Cantor Fitzgerald, Repurchase Agreement dated 04/28/17, 0.84%, due 05/01/17 (Repurchase Amount $201,361, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $205,374, due 04/30/17-03/20/67)
	(Cost $201,347)	201,347	0.0

Shares		Value	Percentage of Net Assets
		Mutual Funds: 3.4%
17,487,782	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.650%††
	(Cost $17,487,782)	17,487,782	3.4

	Total Short-Term Investments
	(Cost $17,689,129)	17,689,129	3.4

	Total Investments in Securities (Cost $480,456,276)	$522,024,859	100.7
	Liabilities in Excess of Other Assets	(3,847,238)	(0.7)
	Net Assets	$518,177,621	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of April 30, 2017.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at April 30, 2017.

Cost for federal income tax purposes is $482,592,149.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$54,256,112
Gross Unrealized Depreciation	(14,823,402)

Net Unrealized Appreciation	$39,432,710

See Accompanying Notes to Financial Statements

16

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2017 (unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 93.4%
		Australia: 6.6%
24,395		Adelaide Brighton Ltd.	108,155	0.0
18,171		AGL Energy Ltd.	363,799	0.1
89,561		Amcor Ltd.	1,053,084	0.3
12,611		Ansell Ltd.	224,488	0.1
20,900		APA Group	143,334	0.0
92,331		Aristocrat Leisure Ltd.	1,356,867	0.4
7,130		ASX Ltd.	270,296	0.1
72,271		Aurizon Holdings Ltd.	278,688	0.1
97,259		AusNet Services	127,376	0.0
14,844		Australia & New Zealand Banking Group Ltd.	363,366	0.1
36,911		BHP Billiton Ltd.	657,162	0.2
28,746		Boral Ltd.	132,506	0.0
18,976		Brambles Ltd.	146,838	0.0
13,487		Caltex Australia Ltd.	301,047	0.1
12,811		Challenger Ltd.	126,533	0.0
14,318		CIMIC Group Ltd.	396,793	0.1
85,284		Coca-Cola Amatil Ltd.	597,706	0.2
2,677		Cochlear Ltd.	280,229	0.1
10,924		Commonwealth Bank of Australia	713,489	0.2
73,151		Computershare Ltd.	806,421	0.2
8,957		Crown Resorts Ltd.	83,751	0.0
5,847		CSL Ltd.	579,789	0.2
64,898		CSR Ltd.	237,974	0.1
171,192		Dexus Property Group NPV	1,307,212	0.3
34,866		Downer EDI Ltd.	153,213	0.0
39,114		DUET Group	88,384	0.0
14,507		DuluxGroup Ltd.	73,453	0.0
125,542		Fortescue Metals Group Ltd.	497,605	0.1
139,450		Goodman Group	846,699	0.2
152,699		GPT Group	599,814	0.2
116,331		Harvey Norman Holdings Ltd.	364,889	0.1
40,587		Incitec Pivot Ltd.	114,989	0.0
11,764		Insurance Australia Group Ltd.	54,607	0.0
7,023		IOOF Holdings Ltd.	46,294	0.0
24,991		Lend Lease Corp., Ltd.	300,033	0.1
22,514		Macquarie Atlas Roads Group	90,025	0.0
7,904		Macquarie Group Ltd.	549,066	0.2
107,742		Medibank Pvt Ltd.	234,550	0.1
84,939	@	Metcash Ltd.	136,745	0.0
1,003,985		Mirvac Group	1,705,270	0.5
9,621		National Australia Bank Ltd.	244,202	0.1
21,318		Orica Ltd.	295,351	0.1
113,297		Orora Ltd.	255,452	0.1
2,914		Perpetual Ltd.	115,081	0.0
13,723		QBE Insurance Group Ltd.	131,848	0.0
4,539		Ramsay Health Care Ltd.	243,391	0.1
991		REA Group Ltd.	45,511	0.0
19,860		Rio Tinto Ltd.	899,096	0.2
291,758		Scentre Group	941,359	0.3
8,008		Seek Ltd.	102,007	0.0
61,653		Shopping Centres Australasia Property Group	106,654	0.0
19,932		Sonic Healthcare Ltd.	329,503	0.1
323,953		Stockland	1,175,738	0.3
144,752		Tabcorp Holdings Ltd.	514,272	0.1
32,195		Tatts Group Ltd.	103,572	0.0
47,344		Telstra Corp., Ltd.	149,587	0.0
5,474		Transurban Group - Stapled Security	50,010	0.0
6,481		Treasury Wine Estates Ltd.	58,189	0.0
102,591		Vicinity Centres	221,127	0.1
13,991		Wesfarmers Ltd.	450,364	0.1
44,613		Westfield Corp.	303,390	0.1
19,282		Westpac Banking Corp.	505,473	0.1
38,759		Woodside Petroleum Ltd.	932,986	0.3
22,908		Woolworths Ltd.	460,489	0.1
			25,147,191	6.6

		Austria: 0.2%
1,615		Andritz AG	89,240	0.0
4,436		BUWOG AG	119,789	0.0
2,554		Oesterreichische Post AG	108,431	0.0
5,234		OMV AG	241,084	0.1
6,497		Telekom Austria AG	45,627	0.0
14,559		UNIQA Insurance Group AG	121,490	0.0
4,933		Voestalpine AG	205,654	0.1
			931,315	0.2

		Belgium: 0.8%
398		Ackermans & van Haaren NV	65,140	0.0
15,830		Ageas	648,174	0.2
4,115		Anheuser-Busch InBev SA/NV	464,050	0.1
4,700		Proximus SADP	143,745	0.0
13,240		bpost SA	317,336	0.1
1,990		Colruyt S.A.	102,258	0.0
3,277		Groupe Bruxelles Lambert S.A.	314,325	0.1
1,147		Sofina SA	164,612	0.1
1,877		Solvay S.A.	238,738	0.1
581		UCB S.A.	45,346	0.0
6,992		Umicore	409,642	0.1
			2,913,366	0.8

		Brazil: 0.1%
31,900		Banco do Brasil S.A.	329,447	0.1
26,600		Qualicorp SA	188,561	0.0
			518,008	0.1

		Canada: 6.9%
5,861		Agrium, Inc.	550,098	0.1
9,905		Alimentation Couche-Tard, Inc.	455,541	0.1
8,438		ARC Resources Ltd.	110,772	0.0
2,689		Bank of Montreal	190,410	0.0
6,713		Bank of Nova Scotia	373,160	0.1
4,343		BCE, Inc.	197,735	0.1
74,662	@	BlackBerry Ltd.	697,367	0.2

See Accompanying Notes to Financial Statements

17

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2017 (unaudited) (continued)

10,230		Brookfield Asset Management, Inc.	378,159	0.1
17,500		CAE, Inc.	267,298	0.1
6,695		Canadian Imperial Bank of Commerce - XNYS	541,157	0.1
11,836		Canadian Imperial Bank of Commerce - XTSE	955,950	0.2
8,087		Canadian National Railway Co. - CNI	584,609	0.2
8,956		Canadian National Railway Co. - CNR	647,367	0.2
7,258		Canadian Natural Resources Ltd.	231,184	0.1
2,457		Canadian Pacific Railway Ltd.	376,474	0.1
11,155		Canadian Tire Corp. Ltd.	1,361,432	0.4
5,227		Canadian Utilities Ltd.	150,678	0.0
8,800		Capital Power Corp.	160,393	0.0
6,800	@	Celestica, Inc.	96,890	0.0
19,186		Centerra Gold, Inc.	99,089	0.0
8,335	@	CGI Group, Inc.	402,264	0.1
11,222		CI Financial Corp.	219,499	0.1
435		Constellation Software, Inc./Canada	198,955	0.1
46,800		Crescent Point Energy Corp.	463,183	0.1
8,200		Dollarama, Inc.	717,849	0.2
4,914		Enbridge, Inc.	203,681	0.1
3,351		Fortis, Inc.	109,045	0.0
5,200		Genworth MI Canada, Inc.	129,138	0.0
5,435		George Weston Ltd.	488,097	0.1
4,251		Great-West Lifeco, Inc.	114,352	0.0
51,970	@	Husky Energy, Inc.	600,013	0.2
4,985	#	Hydro One Ltd.	87,791	0.0
8,246		IGM Financial, Inc.	247,733	0.1
2,653		Imperial Oil Ltd.	77,177	0.0
4,034		Intact Financial Corp.	276,341	0.1
20,358		Inter Pipeline Ltd.	414,751	0.1
4,600		Intertape Polymer Group, Inc.	81,213	0.0
3,414		Loblaw Cos Ltd.	191,602	0.0
26,580		Magna International, Inc.	1,110,283	0.3
41,947		Manulife Financial Corp.	735,659	0.2
10,333		Metro Inc.	354,110	0.1
1,022		National Bank Of Canada	39,718	0.0
18,000		Open Text Corp.	624,109	0.2
8,459		Pembina Pipeline Corp.	269,563	0.1
40,350		Potash Corp. of Saskatchewan, Inc.	680,456	0.2
11,034		Power Corp. of Canada	255,672	0.1
5,957		Power Financial Corp.	151,385	0.0
8,438		Restaurant Brands International, Inc.	473,623	0.1
36,142		RioCan Real Estate Investment Trust	686,540	0.2
13,118		Rogers Communications, Inc.	601,484	0.2
26,975		Royal Bank of Canada	1,847,078	0.5
5,700		Russel Metals, Inc.	109,319	0.0
10,060		Saputo, Inc.	330,752	0.1
27,801		Shaw Communications, Inc. - Class B	589,400	0.2
1,026		SNC-Lavalin Group, Inc.	41,264	0.0
14,945		Sun Life Financial, Inc.	527,818	0.1
31,049		Suncor Energy, Inc.	973,061	0.3
22,198		TELUS Corp.	738,605	0.2
6,200		TFI International, Inc.	134,987	0.0
8,263		Thomson Reuters Corp.	375,484	0.1
16,215		Toronto-Dominion Bank	762,968	0.2
3,584		TransCanada Corp.	166,407	0.0
30,493		Veresen, Inc.	340,213	0.1
1,714		Waste Connections, Inc.	157,682	0.0
			26,526,087	6.9

		China: 2.7%
13,000		AAC Technologies Holdings, Inc.	190,567	0.1
1,461,000		Agricultural Bank of China Ltd.	673,507	0.2
5,917	@	Alibaba Group Holding Ltd. ADR	683,414	0.2
54,000		Anta Sports Products Ltd.	151,563	0.0
557	@	Baidu, Inc. ADR	100,388	0.0
104,000		Beijing Capital International Airport Co., Ltd.	146,717	0.0
24,500		BOC Hong Kong Holdings Ltd.	100,684	0.0
228,000		China Communications Services Corp., Ltd.	129,748	0.0
863,000		China Construction Bank	700,466	0.2
82,000		China Mengniu Dairy Co., Ltd.	158,420	0.0
121,000		China Railway Construction Corp. Ltd.	168,977	0.0
96,000		China Resources Land Ltd.	266,018	0.1
68,000		China Resources Power Holdings Co.	122,428	0.0
213,000		China Shenhua Energy Co., Ltd.	495,822	0.1
262,000		Chongqing Rural Commercial Bank Co. Ltd.	179,937	0.1
225,000		Geely Automobile Holdings Ltd.	303,155	0.1
344,000		Great Wall Motor Co. Ltd.	372,549	0.1
146,000		Guangzhou Automobile Group Co. Ltd.	226,899	0.1
160,400		Guangzhou R&F Properties Co., Ltd.	269,980	0.1
1,321,000		Industrial & Commercial Bank of China	861,115	0.2
131,500		Longfor Properties Co., Ltd.	227,538	0.1
162,000		Nine Dragons Paper Holdings Ltd.	174,711	0.0
770,000		PetroChina Co., Ltd.	540,988	0.1
122,000		PICC Property & Casualty Co., Ltd.	196,116	0.1
2,378	@	Sina Corp.	182,654	0.1
422,000		Sinopec Shanghai Petrochemical Co. Ltd.	235,807	0.1
95,200		Sinopharm Group Co.	426,710	0.1
407,500		Sun Art Retail Group Ltd.	419,827	0.1
30,000		Tencent Holdings Ltd.	940,000	0.2
44,000		Tingyi Cayman Islands Holding Corp.	56,512	0.0
114,000		Travelsky Technology Ltd.	300,051	0.1

See Accompanying Notes to Financial Statements

18

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2017 (unaudited) (continued)

139,000		Want Want China Holdings Ltd.	99,960	0.0
141,000		Weichai Power Co. Ltd.	228,470	0.1
48,700		Yanlord Land Group Ltd.	65,008	0.0
			10,396,706	2.7

		Denmark: 1.1%
1,350		Carlsberg A/S	134,706	0.1
668		Chr Hansen Holding A/S	45,006	0.0
1,354		Coloplast A/S	115,937	0.0
30,003		Danske Bank A/S	1,090,865	0.3
2,754		Dfds A/S	164,211	0.1
2,277	#	DONG Energy A/S	89,661	0.0
1,357		DSV A/S	75,565	0.0
926		H Lundbeck A/S	47,499	0.0
8,212		ISS A/S	340,636	0.1
7,295		Novo Nordisk A/S	284,044	0.1
2,377		Novozymes A/S	102,623	0.0
892		Pandora A/S	96,363	0.0
2,670		Royal Unibrew A/S	116,095	0.0
68,153		TDC A/S	365,605	0.1
4,143		Tryg A/S	79,491	0.0
10,641		Vestas Wind Systems A/S	915,622	0.3
2,231	@	William Demant Holding A/S	51,062	0.0
			4,114,991	1.1

		Finland: 1.8%
4,017		Elisa OYJ	136,606	0.0
4,397		Fortum OYJ	63,934	0.0
3,098		Huhtamaki Oyj	120,086	0.0
6,464		Kesko OYJ	302,741	0.1
5,018		Kone OYJ	229,686	0.1
17,281		Metso OYJ	618,902	0.2
6,845		Neste Oyj	278,928	0.1
19,741		Nokian Renkaat OYJ	848,485	0.2
14,815		Orion Oyj	849,042	0.2
4,203		Sampo OYJ	201,146	0.0
83,128		Stora Enso OYJ (Euro Denominated Security)	986,555	0.3
71,196		UPM-Kymmene OYJ	1,875,781	0.5
5,213		Wartsila OYJ	317,026	0.1
			6,828,918	1.8

		France: 6.9%
1,095		Air Liquide SA	131,933	0.0
3,783	@	Alstom SA	120,074	0.0
2,859	@	Arkema SA	302,720	0.1
2,809	@	Atos SE	367,938	0.1
44,987		AXA S.A.	1,200,261	0.3
694	@	BioMerieux	138,783	0.0
21,199		BNP Paribas	1,496,167	0.4
4,502		Bouygues	189,237	0.1
4,045	@	Bureau Veritas SA	93,724	0.0
2,624		Cap Gemini SA	262,720	0.1
9,105		Carrefour S.A.	214,434	0.1
2,960	@	Casino Guichard Perrachon S.A.	178,265	0.1
1,333		Christian Dior SE	365,595	0.1
10,822		Cie de Saint-Gobain	583,922	0.2
18,572		Cie Generale des Etablissements Michelin	2,429,241	0.6
15,300	@	CNP Assurances	319,599	0.1
74		Dassault Aviation SA	101,124	0.0
986	@	Dassault Systemes SE	87,972	0.0
5,178	@	Edenred	132,643	0.0
2,111	@	Eiffage SA	178,812	0.1
61,583		Electricite de France SA	514,081	0.1
925		Essilor International SA	119,874	0.0
914	@	Euler Hermes Group	89,294	0.0
105	@	Eurofins Scientific SE	51,715	0.0
1,512	@	Faurecia	73,896	0.0
795	@	Fonciere Des Regions	70,953	0.0
26,983		Orange SA	417,626	0.1
68,449		Engie SA	965,135	0.3
1,568	@	Gecina S.A.	223,014	0.1
1,869		Danone	130,804	0.0
177	@	Hermes International	84,618	0.0
1,003	@	Imerys SA	86,289	0.0
2,020	@	Ipsen SA	235,175	0.1
3,077		Klepierre	120,772	0.0
4,121	@	Lagardere SCA	126,146	0.0
5,549		Legrand S.A.	359,193	0.1
781		L'Oreal S.A.	155,536	0.1
2,020		LVMH Moet Hennessy Louis Vuitton SE	498,676	0.1
563	@	Orpea	57,505	0.0
965		Pernod Ricard SA	120,772	0.0
36,673	@	Peugeot S.A.	768,873	0.2
903		Kering	279,893	0.1
779		Publicis Groupe	56,241	0.0
7,990		Renault S.A.	745,078	0.2
16,605	@	Rexel SA	296,538	0.1
4,895		Safran S.A.	405,281	0.1
19,093		Sanofi	1,804,172	0.5
6,573		Schneider Electric SE	520,620	0.1
2,742		SCOR SE	108,465	0.0
1,328	@	SEB SA	213,853	0.1
417	@	Societe BIC S.A.	46,861	0.0
19,618		Societe Generale	1,075,709	0.3
8,621		Sodexo SA	1,095,659	0.3
5,731		Suez	94,142	0.0
735		Teleperformance	92,426	0.0
10,857	@	Thales S.A.	1,141,142	0.3
20,941		Total S.A.	1,074,970	0.3
1,108		Unibail-Rodamco SE	272,061	0.1
19,503		Valeo SA	1,403,439	0.4
3,282		Veolia Environnement	62,458	0.0
5,512		Vinci S.A.	469,835	0.1
46,454		Vivendi SA	921,426	0.3
1,969	@	Zodiac Aerospace	47,799	0.0
			26,393,179	6.9

		Germany: 6.2%
6,426		Adidas AG	1,288,341	0.3
9,125		Allianz SE	1,737,198	0.5
20,188		BASF SE	1,966,697	0.5
6,744		Bayer AG	834,457	0.2
948		Bayerische Motoren Werke AG	90,574	0.0
1,291		Beiersdorf AG	128,392	0.0
3,116		Brenntag AG	184,722	0.1
910		Continental AG	203,838	0.1
12,277	#	Covestro AG	956,765	0.3
5,937		Daimler AG	442,392	0.1
5,099		Deutsche Lufthansa AG	87,969	0.0
59,110		Deutsche Post AG	2,124,641	0.6
30,560		Deutsche Telekom AG	536,047	0.1
23,656		Deutsche Wohnen AG	808,884	0.2
38,335		E.ON AG	298,836	0.1
32,877		Evonik Industries AG	1,097,764	0.3
649		Fielmann AG	49,615	0.0

See Accompanying Notes to Financial Statements

19

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2017 (unaudited) (continued)

6,523		Fraport AG Frankfurt Airport Services Worldwide	513,188	0.1
2,882		Fresenius SE & Co. KGaA	233,818	0.1
1,306		Fresenius Medical Care AG & Co. KGaA	115,933	0.0
1,598		Fuchs Petrolub SE	72,161	0.0
1,655		GEA Group AG	70,358	0.0
5,245		Hannover Rueck SE	629,213	0.2
2,002		HeidelbergCement AG	185,340	0.1
1,027		Hella KGaA Hueck & Co.	50,838	0.0
1,332		Henkel AG & Co. KGaA	155,379	0.0
3,588		Hochtief AG	646,174	0.2
2,612		Hugo Boss AG	198,625	0.1
17,691		Infineon Technologies AG	365,666	0.1
4,127	#	Innogy SE	151,724	0.1
3,262		K+S AG	77,826	0.0
1,558		KION Group AG	105,547	0.0
10,854	@	Kloeckner & Co. SE	119,908	0.0
12,584		Lanxess	908,647	0.2
474		LEG Immobilien AG	40,722	0.0
3,315		Linde AG	595,668	0.2
509		MAN SE	53,479	0.0
892		Merck KGaA	104,785	0.0
28,730		Metro AG	945,486	0.3
3,714		MTU Aero Engines Holding AG	532,714	0.1
703		Muenchener Rueckversicherungs-Gesellschaft AG	134,779	0.0
1,271		Osram Licht AG	85,144	0.0
2,340		ProSiebenSat.1 Media SE	99,332	0.0
153		RTL Group SA	11,915	0.0
14,737	@	RWE AG	244,093	0.1
7,205		SAP SE	721,697	0.2
8,609		Siemens AG	1,234,902	0.3
11,555		Suedzucker AG	247,292	0.1
1,261		Symrise AG	88,281	0.0
5,021		Talanx AG	180,995	0.1
5,730		ThyssenKrupp AG	136,549	0.0
23,585		TUI AG	343,118	0.1
15,539	@	Uniper SE	255,028	0.1
1,362		United Internet AG	62,688	0.0
3,940		Vonovia SE	142,645	0.0
341		Wacker Chemie AG	36,093	0.0
1,844		Wirecard AG	109,037	0.0
			23,843,919	6.2

		Hong Kong: 2.3%
68,800		AIA Group Ltd.	476,195	0.1
32,000		Cafe de Coral Holdings Ltd.	104,051	0.0
228,000		Champion REIT	148,247	0.0
34,000		Cheung Kong Property Holdings Ltd.	243,413	0.1
82,200		Chow Tai Fook Jewellery Group Ltd.	90,334	0.0
13,500		CK Hutchison Holdings Ltd.	168,578	0.1
42,500		CLP Holdings Ltd.	448,214	0.1
54,000		First Pacific Co.	41,581	0.0
15,000		Great Eagle Holding Co.	74,395	0.0
28,000		Hang Lung Group Ltd.	116,758	0.0
53,000		Hang Lung Properties Ltd.	138,869	0.0
30,000		Henderson Land Development Co., Ltd.	189,914	0.1
125,000		Hong Kong & China Gas	249,735	0.1
3,000		Hong Kong Exchanges and Clearing Ltd.	73,782	0.0
19,500		Power Assets Holdings Ltd.	175,385	0.1
58,652		Hongkong Land Holdings Ltd. - HKHGF	452,030	0.1
99,500		Hopewell Highway Infrastructure Ltd.	57,509	0.0
52,500		Hopewell Holdings	200,295	0.1
9,000		Hysan Development Co., Ltd.	42,445	0.0
2,331		Jardine Matheson Holdings Ltd.	150,007	0.1
400		Jardine Strategic Holdings Ltd	16,908	0.0
3,883		Jardine Strategic Holdings Ltd.	164,080	0.1
46,000		Kerry Properties Ltd.	171,962	0.1
222,000		Link REIT	1,595,731	0.4
173,200		Man Wah Holdings Ltd.	143,424	0.0
22,500		MTR Corp.	129,446	0.0
86,000		New World Development Ltd.	106,942	0.0
106,000		NWS Holdings Ltd.	199,063	0.1
78,000		PCCW Ltd.	44,037	0.0
102,000		Sino Land Co.	172,610	0.1
27,000		Sun Hung Kai Properties Ltd.	404,595	0.1
16,500		Swire Pacific Ltd.	159,107	0.1
41,800		Swire Properties Ltd.	140,137	0.0
13,500		Techtronic Industries Co., Ltd.	57,920	0.0
10,800		Television Broadcasts Ltd.	41,515	0.0
7,800		Vtech Holdings Ltd.	98,779	0.0
94,500	#	WH Group Ltd.	84,309	0.0
37,000		Wharf Holdings Ltd.	315,463	0.1
68,000		Wheelock & Co., Ltd.	529,680	0.1
138,000		Xinyi Glass Holding Co. Ltd.	122,286	0.0
104,000		Yue Yuen Industrial Holdings	411,141	0.1
			8,750,872	2.3

		Hungary: 0.1%
11,703		Richter Gedeon Nyrt	283,403	0.1

		India: 0.2%
72,269		Hindalco Industries Ltd.	223,629	0.0
24,927		Hindustan Petroleum Corp. Ltd.	207,776	0.0
94,905		Power Finance Corp. Ltd.	235,814	0.1
72,172		Vedanta Ltd.	272,902	0.1
			940,121	0.2

		Indonesia: 0.2%
1,017,800		Astra International Tbk PT	682,121	0.2

		Ireland: 0.3%
2,412		DCC PLC	222,715	0.1
2,068		Glanbia Plc	40,417	0.0

See Accompanying Notes to Financial Statements

20

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2017 (unaudited) (continued)

9,335		James Hardie Industries SE	157,951	0.0
625		Kerry Group PLC - KYG	51,075	0.0
103		Kerry Group PLC - KYGA	8,438	0.0
6,320		Kingspan Group Plc	219,853	0.1
580		Paddy Power Betfair PLC	64,591	0.0
708	@	Ryanair Holdings PLC ADR	65,086	0.0
11,704		Smurfit Kappa Group PLC	312,825	0.1
			1,142,951	0.3

		Israel: 0.5%
6,316		Alony Hetz Properties & Investments Ltd.	58,487	0.0
10,786		Amot Investments Ltd.	51,381	0.0
893		Azrieli Group Ltd.	47,502	0.0
16,745		Bank Hapoalim BM	104,427	0.0
26,340	@	Bank Leumi Le-Israel BM	123,183	0.1
26,094		Bezeq Israeli Telecommunication Corp., Ltd.	43,841	0.0
7,683	@	Check Point Software Technologies	799,109	0.2
4,595		Delek Automotive Systems Ltd.	40,288	0.0
2,424		Elbit Systems Ltd.	288,587	0.1
18,590		Israel Chemicals Ltd.	80,110	0.0
21,842	@	Israel Discount Bank Ltd.	52,883	0.0
1,105		Melisron Ltd.	60,173	0.0
2,485		Mizrahi Tefahot Bank Ltd.	40,087	0.0
2,434		Nice Ltd.	164,415	0.1
232		Paz Oil Co. Ltd.	37,897	0.0
			1,992,370	0.5

		Italy: 1.2%
15,623		Amplifon S.p.A.	199,571	0.1
3,422		Assicurazioni Generali S.p.A.	54,205	0.0
2,753		Atlantia S.p.A	69,814	0.0
3,793		Davide Campari-Milano S.p.A.	44,850	0.0
42,394	#,@	Enav SpA	173,531	0.0
309,204		Enel S.p.A.	1,470,015	0.4
6,493		ENI S.p.A.	100,713	0.0
2,410		Ferrari NV	181,296	0.0
57,799		Iren SpA	121,829	0.0
17,968	@	Italgas SpA	81,226	0.0
3,588		Moncler SpA	88,498	0.0
20,245	@	Parmalat S.p.A.	68,585	0.0
91,972	#	Poste Italiane SpA	629,811	0.2
36,160		Prysmian S.p.A.	1,043,531	0.3
4,315		Recordati S.p.A.	159,858	0.1
41,502		Snam SpA	183,359	0.1
			4,670,692	1.2

		Japan: 18.2%
11,600		Adastria Co. Ltd.	288,099	0.1
13,400		Aeon Co., Ltd.	198,600	0.1
1,000		Ain Holdings, Inc.	69,276	0.0
7,000		Air Water, Inc.	134,826	0.0
12,100		Aisin Seiki Co., Ltd.	592,624	0.2
3,800		Ajinomoto Co., Inc.	74,048	0.0
26,300	Alfresa Holdings Corp.	474,916	0.1
50,000	ANA Holdings, Inc.	150,614	0.1
6,700	Amada Holdings Co., Ltd.	79,659	0.0
6,000	Amano Corp.	128,144	0.0
102,000	Aozora Bank Ltd.	371,659	0.1
97,000	Asahi Glass Co., Ltd.	840,462	0.2
2,900	Asahi Group Holdings, Ltd.	109,573	0.0
65,000	Asahi Kasei Corp.	619,814	0.2
61,000	Astellas Pharma, Inc.	804,414	0.2
3,800	BML, Inc.	82,942	0.0
9,700	Bridgestone Corp.	404,599	0.1
4,000	Canon Marketing Japan, Inc.	84,299	0.0
7,200	Canon, Inc.	238,954	0.1
1,100	Central Japan Railway Co.	184,480	0.1
6,000	Chiba Bank Ltd.	40,194	0.0
9,400	Chubu Electric Power Co., Inc.	126,213	0.0
15,500	Coca-Cola Bottlers Japan, Inc.	462,170	0.1
8,800	COMSYS Holdings Corp.	167,402	0.1
24,500	Concordia Financial Group Ltd.	112,695	0.0
19,200	Credit Saison Co., Ltd.	349,854	0.1
46,000	Dai Nippon Printing Co., Ltd.	512,102	0.1
8,100	Daicel Corp.	92,985	0.0
11,000	Daido Steel Co., Ltd.	61,250	0.0
3,200	Dai-ichi Life Holdings, Inc.	54,528	0.0
21,200	Daiichi Sankyo Co., Ltd.	471,145	0.1
1,000	Daiichikosho Co., Ltd.	43,402	0.0
2,200	Daikin Industries Ltd.	213,892	0.1
2,400	Sumitomo Dainippon Pharma Co. Ltd.	39,416	0.0
2,400	Daito Trust Construction Co., Ltd.	353,168	0.1
5,100	Daiwa House Industry Co., Ltd.	151,618	0.1
68,000	Daiwa Securities Group, Inc.	413,669	0.1
95,000	Denka Co., Ltd.	489,471	0.1
10,000	Denso Corp.	431,577	0.1
2,600	DIC Corp.	92,552	0.0
700	Disco Corp.	110,725	0.0
8,000	Dowa Holdings Co., Ltd.	59,557	0.0
3,500	East Japan Railway Co.	314,099	0.1
1,700	Ebara Corp.	51,789	0.0
17,000	EDION Corp.	165,720	0.1
2,800	Exedy Corp.	76,447	0.0
3,200	FamilyMart UNY Holdings Co., Ltd.	180,886	0.1
1,600	Fanuc Ltd.	325,754	0.1
26,000	Fuji Electric Holdings Co., Ltd.	142,513	0.0
19,900	Subaru Corp.	754,451	0.2
16,700	Fuji Film Holdings Corp.	619,815	0.2
16,000	Fujikura Ltd.	120,288	0.0
2,900	Fujitsu General Ltd.	61,511	0.0
108,000	Fujitsu Ltd.	674,171	0.2
2,700	Furukawa Electric Co., Ltd.	109,301	0.0
1,200	Glory Ltd.	40,294	0.0

See Accompanying Notes to Financial Statements

21

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2017 (unaudited) (continued)

2,500		H2O Retailing Corp.	42,433	0.0
17,200		Hakuhodo DY Holdings, Inc.	209,653	0.1
1,900		Hamamatsu Photonics KK	55,872	0.0
5,800		Hankyu Hanshin Holdings, Inc.	191,594	0.1
27,000		Hanwa Co., Ltd.	191,441	0.1
39,200		Hazama Ando Corp.	279,169	0.1
2,800		Heiwa Corp.	72,163	0.0
3,700		Heiwado Co., Ltd.	79,332	0.0
7,500		Hino Motors Ltd.	94,105	0.0
900		Hirose Electric Co., Ltd.	120,960	0.0
1,600		Hisamitsu Pharmaceutical Co., Inc.	81,911	0.0
10,100		Hitachi Chemical Co., Ltd.	289,255	0.1
3,500		Hitachi Construction Machinery Co., Ltd.	90,229	0.0
2,100		Hitachi High-Technologies Corp.	83,830	0.0
180,000		Hitachi Ltd.	994,386	0.3
10,700		Hitachi Metals Ltd.	149,846	0.1
11,000		Hitachi Transport System Ltd.	233,785	0.1
42,000		Honda Motor Co., Ltd.	1,222,438	0.3
900		Horiba Ltd.	53,061	0.0
3,800		House Foods Group, Inc.	84,591	0.0
8,500		Hoya Corp.	406,239	0.1
4,700		Ibiden Co., Ltd.	82,732	0.0
17,700		Idemitsu Kosan Co., Ltd.	565,903	0.2
14,000	@	IHI Corp.	47,410	0.0
18,000		Iida Group Holdings Co. Ltd.	286,664	0.1
4,500		Inpex Corp.	43,121	0.0
4,900		Isetan Mitsukoshi Holdings Ltd.	53,543	0.0
15,400		Isuzu Motors Ltd.	209,318	0.1
14,700		TIS, Inc.	370,525	0.1
1,400		Ito En Ltd.	50,765	0.0
23,000		Itochu Corp.	325,450	0.1
2,900		Itochu Techno-Solutions Corp.	84,433	0.0
16,600		Itoham Yonekyu Holdings, Inc.	153,420	0.1
6,200		J Front Retailing Co., Ltd.	89,373	0.0
13,000		Japan Airlines Co. Ltd.	410,558	0.1
4,500		Japan Tobacco, Inc.	149,741	0.1
2,100		JFE Holdings, Inc.	35,819	0.0
1,800		LIXIL Group Corp.	44,987	0.0
12,900		JSR Corp.	235,755	0.1
25,100		JTEKT Corp.	395,927	0.1
231,800		JX Holdings, Inc.	1,045,889	0.3
4,500		Kagome Co., Ltd.	122,610	0.0
12,000		Kajima Corp.	81,483	0.0
10,000		Kamigumi Co., Ltd.	90,872	0.0
5,000		Kandenko Co., Ltd.	49,701	0.0
12,000		Kaneka Corp.	94,618	0.0
3,400		Kansai Electric Power Co., Inc.	45,948	0.0
7,400		Kansai Paint Co., Ltd.	163,808	0.1
4,600		Kao Corp.	253,845	0.1
26,000		Kawasaki Heavy Industries Ltd.	78,718	0.0
14,900		KDDI Corp.	395,060	0.1
8,400		Keihin Corp.	132,174	0.0
5,000	Keikyu Corp.	57,394	0.0
4,200	Kewpie Corp.	106,869	0.0
900	Keyence Corp.	361,813	0.1
23,700	Kinden Corp.	358,559	0.1
13,000	Kintetsu Group Holdings Co., Ltd.	47,473	0.0
19,500	Kirin Holdings Co., Ltd.	379,621	0.1
4,400	Kissei Pharmaceutical Co., Ltd.	114,818	0.0
1,100	Kobayashi Pharmaceutical Co., Ltd.	57,704	0.0
2,900	Koito Manufacturing Co., Ltd.	149,852	0.1
22,000	Komatsu Ltd.	587,874	0.2
2,000	Komeri Co., Ltd.	49,101	0.0
3,400	Konami Holdings Corp.	141,533	0.0
36,200	Konica Minolta, Inc.	320,465	0.1
3,100	Ks Holdings Corp.	59,633	0.0
5,600	Kubota Corp.	88,216	0.0
40,000	Kuraray Co., Ltd.	645,565	0.2
4,700	Kurita Water Industries, Ltd.	121,368	0.0
7,200	Kyocera Corp.	407,773	0.1
2,200	Kyorin Co., Ltd.	46,088	0.0
8,400	Kyushu Financial Group, Inc.	52,375	0.0
600	Lawson, Inc.	39,810	0.0
5,100	Lintec Corp.	112,448	0.0
8,500	Lion Corp.	153,595	0.1
1,200	Mabuchi Motor Co., Ltd.	67,741	0.0
16,000	Maeda Road Construction Co., Ltd.	295,032	0.1
2,900	Makita Corp.	103,471	0.0
135,600	Marubeni Corp.	835,803	0.2
2,900	Maruichi Steel Tube Ltd.	82,236	0.0
7,500	Matsumotokiyoshi Holdings Co., Ltd.	376,147	0.1
26,300	Mazda Motor Corp.	388,511	0.1
24,400	Medipal Holdings Corp.	404,259	0.1
11,400	Megmilk Snow Brand Co., Ltd.	340,219	0.1
1,600	MEIJI Holdings Co., Ltd.	136,008	0.0
5,400	Misumi Group, Inc.	102,303	0.0
39,200	Mitsubishi Corp.	845,940	0.2
34,100	Mitsubishi Electric Corp.	475,914	0.1
21,000	Mitsubishi Heavy Industries Ltd.	84,144	0.0
110,200	Mitsubishi UFJ Financial Group, Inc.	698,293	0.2
65,400	Mitsubishi UFJ Lease & Finance Co., Ltd.	341,772	0.1
120,500	Mitsubishi Chemical Holdings Corp.	943,176	0.3
16,300	Mitsubishi Gas Chemical Co., Inc.	348,546	0.1
1,700	Mitsubishi Materials Corp.	50,621	0.0
1,400	Mitsubishi Shokuhin Co. Ltd.	44,775	0.0
5,900	Mitsubishi Tanabe Pharma Corp.	119,846	0.0
56,600	Mitsui & Co., Ltd.	799,226	0.2
16,000	Mitsui Chemicals, Inc.	81,867	0.0
27,000	Mitsui OSK Lines Ltd.	82,663	0.0
18,100	MS&AD Insurance Group Holdings, Inc.	590,134	0.2

See Accompanying Notes to Financial Statements

22

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2017 (unaudited) (continued)

486,000		Mizuho Financial Group, Inc.	888,374	0.2
1,100		Morinaga & Co., Ltd.	51,981	0.0
900		Murata Manufacturing Co., Ltd.	120,893	0.0
4,000		Nabtesco Corp.	113,401	0.0
16,500		Nagase & Co., Ltd.	239,264	0.1
23,000		Nagoya Railroad Co., Ltd.	105,659	0.0
7,500		Namco Bandai Holdings, Inc.	235,399	0.1
144,000		NEC Corp.	358,053	0.1
3,600		NGK Insulators Ltd.	77,026	0.0
3,100		NGK Spark Plug Co., Ltd.	67,231	0.0
11,700		NHK Spring Co., Ltd.	130,699	0.0
18,500		Nichirei Corp.	460,513	0.1
2,100		Nidec Corp.	192,683	0.1
1,400		Nifco, Inc.	69,911	0.0
2,900		Nikon Corp.	41,399	0.0
6,000		Nippo Corp.	115,597	0.1
23,000		Nippon Express Co., Ltd.	126,258	0.0
15,000		Nippon Kayaku Co., Ltd.	204,944	0.1
6,000		NH Foods Ltd.	171,018	0.1
3,900		Nippon Shokubai Co., Ltd.	261,981	0.1
12,400		Nippon Steel & Sumitomo Metal Corp.	279,254	0.1
15,800		Nippon Telegraph & Telephone Corp.	677,119	0.2
31,000	@	Nippon Yusen KK	62,327	0.0
5,100		Nissan Chemical Industries Ltd.	158,178	0.1
43,200		Nissan Motor Co., Ltd.	411,505	0.1
4,000		Nisshin Seifun Group, Inc.	61,459	0.0
2,000		Nissin Food Products Co., Ltd.	114,524	0.0
1,500		Nitori Co., Ltd.	195,169	0.1
3,400		Nitto Denko Corp.	256,022	0.1
4,200		Sompo Holdings, Inc.	158,720	0.1
18,600		NOK Corp.	443,338	0.1
93,000		Nomura Holdings, Inc.	558,896	0.2
2,100		Nomura Research Institute Ltd.	73,124	0.0
6,900		NSK Ltd.	94,358	0.0
1,400		NTT Data Corp.	65,009	0.0
24,900		NTT DoCoMo, Inc.	602,507	0.2
50,400		Obayashi Corp.	489,328	0.1
31,000		OJI Paper Co., Ltd.	150,040	0.1
6,000		Omron Corp.	251,204	0.1
42,300		ORIX Corp.	646,460	0.2
139,000		Osaka Gas Co., Ltd.	520,309	0.1
1,900		OSG Corp.	39,143	0.0
1,400		Otsuka Corp.	74,991	0.0
900		Otsuka Holdings Co. Ltd.	41,453	0.0
4,000		PanaHome Corp.	44,440	0.0
7,400		Panasonic Corp.	88,491	0.0
2,800		Park24 Co., Ltd.	72,245	0.0
6,100		Recruit Holdings Co. Ltd.	308,308	0.1
56,300		Rengo Co., Ltd.	340,442	0.1
110,100		Resona Holdings, Inc.	612,067	0.2
500		Rinnai Corp.	41,579	0.0
1,100		Rohm Co., Ltd.	77,251	0.0
200		Ryohin Keikaku Co., Ltd.	45,100	0.0
4,000		Santen Pharmaceutical Co., Ltd.	56,283	0.0
15,500		Sanwa Holdings Corp.	156,243	0.1
12,400		Sapporo Holdings Ltd.	346,961	0.1
7,500		SBI Holdings, Inc.	104,041	0.0
2,500		Secom Co., Ltd.	181,558	0.1
5,600		Seino Holdings Corp.	64,859	0.0
25,400		Sekisui Chemical Co., Ltd.	426,304	0.1
4,500		Seven & I Holdings Co., Ltd.	190,053	0.1
3,600		Shimachu Co., Ltd.	83,246	0.0
5,000		Shimadzu Corp.	84,879	0.0
900		Shimamura Co., Ltd.	123,176	0.0
10,000		Shimizu Corp.	95,899	0.0
8,500		Shin-Etsu Chemical Co., Ltd.	738,800	0.2
1,400		Shionogi & Co., Ltd.	72,097	0.0
6,700		Ship Healthcare Holdings, Inc.	180,309	0.1
4,500	@	Showa Denko KK	85,950	0.0
5,300		Showa Shell Sekiyu KK	51,186	0.0
26,100		SKY Perfect JSAT Holdings, Inc.	119,691	0.0
500		SMC Corp.	140,932	0.0
7,100		SoftBank Group Corp.	538,554	0.2
147,000		Sojitz Corp.	373,716	0.1
8,200		Sony Corp.	281,378	0.1
6,700		Stanley Electric Co., Ltd.	196,190	0.1
24,000		Sumitomo Chemical Co., Ltd.	135,444	0.0
90,600		Sumitomo Corp.	1,210,718	0.3
41,000		Sumitomo Electric Industries Ltd.	669,610	0.2
4,700		Sumitomo Forestry Co., Ltd.	71,963	0.0
10,000		Sumitomo Heavy Industries	69,761	0.0
4,000		Sumitomo Metal Mining Co., Ltd.	54,166	0.0
24,300		Sumitomo Mitsui Financial Group, Inc.	902,275	0.2
12,200		Sumitomo Mitsui Trust Holdings, Inc.	417,920	0.1
14,000		Sumitomo Osaka Cement Co., Ltd.	60,761	0.0
5,700		Sumitomo Rubber Industries, Inc.	102,592	0.0
1,200		Sundrug Co., Ltd.	42,085	0.0
1,100		Suntory Beverage & Food Ltd.	49,560	0.0
12,900		Suzuken Co., Ltd.	426,872	0.1
34,500		Suzuki Motor Corp.	1,442,203	0.4
4,500		T&D Holdings, Inc.	66,913	0.0
41,000		Taiheiyo Cement Corp.	136,250	0.0
29,000		Taisei Corp.	221,137	0.1
500		Taisho Pharmaceutical Holdings Co. Ltd.	41,140	0.0
3,200		Taiyo Nippon Sanso Corp.	38,253	0.0
10,000		Takashimaya Co., Ltd.	92,080	0.0
2,100		TDK Corp.	130,107	0.0
5,400		Teijin Ltd.	104,627	0.0
16,000		Tobu Railway Co., Ltd.	81,148	0.0
3,400		Toho Co., Ltd.	97,590	0.0
40,000		Toho Gas Co., Ltd.	285,918	0.1
9,400		Toho Holdings Co., Ltd.	204,366	0.1
3,300		Tohoku Electric Power Co., Inc.	43,995	0.0

See Accompanying Notes to Financial Statements

23

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2017 (unaudited) (continued)

3,900		Tokio Marine Holdings, Inc.	164,438	0.1
2,000		Tokyo Electron Ltd.	242,787	0.1
101,000		Tokyo Gas Co., Ltd.	468,933	0.1
6,000		Tokyu Corp.	42,975	0.0
28,000		Toppan Printing Co., Ltd.	281,870	0.1
41,200		Toray Industries, Inc.	364,636	0.1
9,000		Tosoh Corp.	84,587	0.0
3,900		Toto Ltd.	148,794	0.1
12,000		Toyo Suisan Kaisha Ltd.	450,693	0.1
8,900		Toyoda Gosei Co., Ltd.	236,528	0.1
3,300		Toyota Boshoku Corp.	69,827	0.0
3,500		Toyota Industries Corp.	174,350	0.1
29,400		Toyota Motor Corp.	1,591,151	0.4
10,100		Toyota Tsusho Corp.	318,887	0.1
1,500		Trend Micro, Inc.	65,998	0.0
10,500		TS Tech Co., Ltd.	275,832	0.1
9,700		Tsumura & Co.	314,351	0.1
500		Tsuruha Holdings, Inc.	50,614	0.0
84,000		Ube Industries Ltd.	195,280	0.1
3,500		Unicharm Corp.	85,117	0.0
5,600		USS Co., Ltd.	99,069	0.0
2,900		Valor Holdings Co., Ltd.	69,324	0.0
6,000		Wacoal Holdings Corp.	76,061	0.0
5,000		West Japan Railway Co.	334,094	0.1
3,100		Azbil Corp.	104,377	0.0
2,800		Yamato Holdings Co., Ltd.	60,505	0.0
2,700		Yamato Kogyo Co., Ltd.	67,533	0.0
2,300		Yamazaki Baking Co., Ltd.	48,545	0.0
5,100		Yaskawa Electric Corp.	97,481	0.0
10,200		Yokogawa Electric Corp.	157,644	0.1
5,800		Zensho Holdings Co., Ltd.	99,279	0.0
13,000		Zeon Corp.	148,017	0.0
			69,701,663	18.2

		Luxembourg: 0.0%
1,060		RTL Group SA	82,155	0.0
2,998		Tenaris S.A.	46,835	0.0
			128,990	0.0

		Macau: 0.1%
457,000		SJM Holdings Ltd.	443,035	0.1

		Malaysia: 0.1%
494,400		AirAsia BHD	381,333	0.1

		Mexico: 0.1%
3,219		Coca-Cola Femsa SA de CV ADR	234,054	0.1

		Netherlands: 2.8%
5,938		Akzo Nobel NV	519,351	0.1
1,234		ASML Holding NV	163,171	0.0
5,620		Boskalis Westminster NV	206,720	0.1
2,635		Airbus SE	213,152	0.1
9,160	@	EXOR NV	514,163	0.1
3,563		Heineken Holding NV	298,595	0.1
758		Heineken NV	67,609	0.0
45,353		ING Groep NV	739,234	0.2
5,757		Koninklijke DSM NV	411,961	0.1
13,585		Koninklijke Philips NV	469,124	0.1
90,972		Koninklijke Ahold Delhaize NV	1,884,511	0.5
21,871		NN Group NV	725,128	0.2
4,433	#,@	Philips Lighting NV	149,985	0.0
3,100		QIAGEN NV	92,867	0.0
1,968		Randstad Holdings NV	117,328	0.0
38,723		Relx NV	748,275	0.2
41,024		Royal Dutch Shell PLC - Class A	1,065,332	0.3
34,265		Royal Dutch Shell PLC - Class B	911,690	0.2
25,729		Unilever NV	1,347,827	0.4
5,914		Wolters Kluwer NV	250,956	0.1
			10,896,979	2.8

		New Zealand: 0.5%
15,009		Contact Energy Ltd.	53,690	0.0
10,295		Fisher & Paykel Healthcare Corp.	71,221	0.0
165,103		Fletcher Building Ltd.	968,887	0.3
184,656		Kiwi Property Group Ltd.	180,668	0.0
17,803		Mercury NZ Ltd.	39,299	0.0
17,644		Ryman Healthcare Ltd.	104,504	0.0
20,663		Sky Network Television Ltd.	54,730	0.0
240,290		Spark New Zealand Ltd.	608,953	0.2
			2,081,952	0.5

		Norway: 0.7%
7,016		DNB ASA	109,494	0.0
2,452		Gjensidige Forsikring ASA	37,669	0.0
27,563		Marine Harvest	458,596	0.1
221,230		Norsk Hydro ASA	1,260,711	0.3
22,922		Orkla ASA	207,969	0.1
14,182		Telenor ASA	229,091	0.1
7,989		Yara International ASA	297,071	0.1
			2,600,601	0.7

		Peru: 0.2%
3,759		Credicorp Ltd.	577,608	0.2

		Poland: 0.1%
166,300		Polskie Gornictwo Naftowe I Gazownictwo SA	283,558	0.1

		Portugal: 0.4%
237,365		EDP - Energias de Portugal SA	783,358	0.2
6,263		Galp Energia SGPS SA	97,333	0.0
40,777		Jeronimo Martins SGPS SA	748,299	0.2
			1,628,990	0.4

		Russia: 0.2%
107,182		Gazprom PJSC ADR	508,852	0.1
2,841		LUKOIL PJSC ADR	141,018	0.1
			649,870	0.2

		Singapore: 1.5%
45,200		Ascendas Real Estate Investment Trust	82,843	0.0
8,400	#	BOC Aviation Ltd.	44,808	0.0
52,400		CapitaLand Commercial Trust	60,899	0.0
67,600		CapitaLand Ltd.	181,638	0.1
46,800		CapitaLand Mall Trust	65,993	0.0
29,200		City Developments Ltd.	225,329	0.1

See Accompanying Notes to Financial Statements

24

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2017 (unaudited) (continued)

50,600	ComfortDelgro Corp., Ltd.	99,146	0.0
76,500	DBS Group Holdings Ltd.	1,056,496	0.3
75,400	Genting Singapore PLC	60,074	0.0
107,500	Global Logistic Properties Ltd.	221,470	0.1
436,900	Golden Agri-Resources Ltd.	112,396	0.0
10,000	Jardine Cycle & Carriage Ltd.	338,406	0.1
37,400	Keppel Corp., Ltd.	173,892	0.1
74,400	Mapletree Industrial Trust	95,312	0.0
127,000	Mapletree Logistics Trust	102,732	0.0
14,400	Oversea-Chinese Banking Corp., Ltd.	100,853	0.0
27,300	SembCorp Industries Ltd.	59,151	0.0
20,500	Singapore Airlines Ltd.	150,178	0.1
142,500	Singapore Airport Terminal Services Ltd.	519,626	0.1
23,700	Singapore Exchange Ltd.	125,584	0.0
15,700	Singapore Press Holdings Ltd.	38,962	0.0
76,500	Singapore Telecommunications Ltd.	204,812	0.1
50,400	Singapore Technologies Engineering Ltd.	136,720	0.0
37,800	Suntec Real Estate Investment Trust	47,868	0.0
5,700	United Overseas Bank Ltd.	88,747	0.0
10,100	United Overseas Land Ltd.	52,313	0.0
70,400	Venture Corp. Ltd.	614,410	0.2
293,300	Wilmar International Ltd.	745,003	0.2
102,900	Yangzijiang Shipbuilding Holdings Ltd.	84,548	0.0
		5,890,209	1.5

	South Africa: 0.5%
5,964	Imperial Holdings Ltd.	75,430	0.0
1,210	Naspers Ltd.	230,083	0.1
10,822	Nedbank Group Ltd.	182,457	0.1
75,061	Sappi Ltd.	557,434	0.1
205,802	Sibanye Gold Ltd.	413,548	0.1
43,510	Standard Bank Group Ltd.	483,161	0.1
14,546	Telkom SA Ltd.	81,396	0.0
		2,023,509	0.5

	South Korea: 3.5%
5,297	Dongbu Insurance Co., Ltd.	316,310	0.1
649	E-Mart, Inc.	131,093	0.0
1,330	GS Holdings Corp.	69,227	0.0
3,529	Hana Financial Group, Inc.	121,204	0.0
1,614	Hankook Tire Co. Ltd.	83,525	0.0
1,988	Lotte Chemical Corp.	596,788	0.2
26,490	SK Hynix, Inc.	1,254,922	0.3
13,263	Hyundai Development Co-Engineering & Construction	520,567	0.2
13,064	Hyundai Engineering & Construction Co. Ltd.	556,477	0.2
2,651		Hyundai Mobis Co. Ltd.	517,000	0.2
642		Hyundai Motor Co.	81,198	0.0
1,485		Hyundai Steel Co.	71,528	0.0
43,738		Industrial Bank Of Korea	479,656	0.1
4,394		KB Financial Group, Inc.	193,149	0.1
1,807		Kia Motors Corp.	55,314	0.0
2,362		KT Corp.	66,830	0.0
4,523		KT&G Corp.	403,356	0.1
192		LG Chem Ltd.	46,181	0.0
25,548		LG Display Co., Ltd.	658,324	0.2
1,897		LG Electronics, Inc.	115,155	0.0
10,437		LG Uplus Corp.	132,617	0.0
768		LS Corp.	43,946	0.0
545		Mando Corp.	110,165	0.0
56		NAVER Corp.	39,358	0.0
5,617		POSCO	1,326,079	0.4
7,316		Posco Daewoo Corp.	154,155	0.1
1,790		Samsung Electronics Co., Ltd.	3,509,168	0.9
676		Samsung SDI Co., Ltd.	81,609	0.0
3,096		Shinhan Financial Group Co., Ltd.	129,262	0.0
2,435		SK Innovation Co. Ltd.	365,311	0.1
32,616		SK Networks Co. Ltd.	229,392	0.1
1,020		SK Telecom Co., Ltd.	215,307	0.1
837		S-Oil Corp.	73,226	0.0
38,719		Woori Bank	507,719	0.1
			13,255,118	3.5

		Spain: 2.3%
8,548		Abertis Infraestructuras S.A.	150,271	0.1
24,586		ACS Actividades de Construccion y Servicios S.A.	910,926	0.2
1,076	#	Aena SA	189,712	0.1
25,388		Amadeus IT Group SA	1,370,173	0.4
76,471		Banco Santander SA	498,356	0.1
3,436		Cia de Distribucion Integral Logista Holdings SA	82,038	0.0
5,038		CIE Automotive SA	108,300	0.0
3,278		Corporacion Financiera Alba SA	178,180	0.0
27,658		Distribuidora Internacional de Alimentacion SA	164,449	0.1
4,059		Enagas	106,661	0.0
45,804		Endesa S.A.	1,078,830	0.3
4,596		Ferrovial SA	97,769	0.0
42,789		Gas Natural SDG S.A.	966,926	0.3
55,177		Iberdrola S.A.	396,655	0.1
2,469		Industria de Diseno Textil SA	94,615	0.0
193,795		Mapfre SA	675,971	0.2
4,747		Mediaset Espana Comunicacion SA	65,397	0.0
10,365		Merlin Properties Socimi SA	122,572	0.0
5,825		Red Electrica Corp. SA	113,524	0.0
65,784		Repsol SA	1,038,292	0.3
47,601		Telefonica S.A.	526,465	0.1
			8,936,082	2.3

		Sweden: 4.5%
8,696		Alfa Laval AB	178,196	0.1
11,127		Assa Abloy AB	240,843	0.1

See Accompanying Notes to Financial Statements

25

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2017 (unaudited) (continued)

43,155		Atlas Copco AB - A	1,612,058	0.4
8,823		Atlas Copco AB - B	293,189	0.1
12,788		Axfood AB	202,929	0.1
15,882	@	Billerud AB	254,435	0.1
30,704		Boliden AB	877,161	0.2
43,451		Electrolux AB	1,289,499	0.3
4,177	@	Fastighets AB Balder	93,261	0.0
13,146		ICA Gruppen AB	448,623	0.1
6,618		Hennes & Mauritz AB	163,865	0.0
4,709		Hexagon AB	204,940	0.1
3,619		Holmen AB	152,497	0.0
51,845		Husqvarna AB - B Shares	515,389	0.1
38,440	@	Industrivarden AB	893,916	0.2
45,064	@	Industrivarden AB	1,122,238	0.3
1,756		Investment AB Latour	79,358	0.0
46,720		Investor AB	2,134,700	0.6
8,447		Lundbergforetagen AB	611,611	0.2
6,697		Nordea Bank AB	82,365	0.0
11,049	@	Peab AB	120,664	0.0
84,006		Sandvik AB	1,346,791	0.4
5,549		Securitas AB	91,716	0.0
8,464		Skandinaviska Enskilda Banken AB	97,466	0.0
19,967		Skanska AB	477,244	0.1
52,341		SKF AB - B Shares	1,148,632	0.3
6,775		Svenska Cellulosa AB SCA	224,302	0.1
3,491		Svenska Handelsbanken AB	49,530	0.0
6,201		Swedbank AB	146,964	0.0
30,603		Swedish Match AB	1,009,181	0.3
25,061		Telia Co. AB	102,032	0.0
9,975		Trelleborg AB	234,244	0.1
33,857		Volvo AB - B Shares	552,914	0.2
			17,052,753	4.5

		Switzerland: 6.3%
82,070		ABB Ltd.	2,011,065	0.5
1,081		Actelion Ltd. - Reg	288,780	0.1
1,122	@	Actelion Ltd.	317,712	0.1
6,831		Adecco Group AG	507,556	0.1
430		Baloise Holding AG	63,053	0.0
110		Barry Callebaut AG	151,068	0.0
2,178		Cembra Money Bank AG	185,811	0.1
5,472		Cie Financiere Richemont SA	457,232	0.1
6,665		Clariant AG	134,978	0.0
24,164		Coca-Cola HBC AG	670,385	0.2
2,590		DKSH Holding AG	208,617	0.1
151		Emmi AG	110,252	0.0
220	@	EMS-Chemie Holding AG	137,855	0.0
525		Flughafen Zuerich AG	115,698	0.0
34		Galenica AG	36,944	0.0
796		Geberit AG - Reg	362,584	0.1
131		Givaudan	252,399	0.1
252,856	@	Glencore PLC	993,763	0.3
798		Julius Baer Group Ltd.	41,613	0.0
1,694		Kuehne & Nagel International AG	256,193	0.1
4,384		Lonza Group AG	897,011	0.2
31,309		Nestle S.A.	2,411,435	0.6
20,291		Novartis AG	1,562,104	0.4
6,298	@	Oriflame Holding AG	258,112	0.1
1,118	@	Pargesa Holding SA	83,591	0.0
767	@	Partners Group	463,657	0.1
429		PSP Swiss Property AG	38,462	0.0
6,520		Roche Holding AG	1,706,052	0.5
4,557		Schindler Holding AG - Part Cert	931,182	0.3
502	@	Schindler Holding AG - Reg	99,718	0.0
104		SGS S.A.	234,188	0.1
115		Sika AG	733,972	0.2
1,447		Sonova Holding AG - Reg	213,967	0.1
3,791		STMicroelectronics NV	60,860	0.0
49,442		STMicroelectronics NV	793,987	0.2
347	@	Straumann Holding AG	183,166	0.1
2,062		Sulzer AG	240,601	0.0
474		Swatch Group AG - BR	189,633	0.1
605		Swatch Group AG - Reg	46,935	0.0
2,504		Swiss Life Holding AG	814,897	0.2
1,027		Swiss Prime Site AG	89,034	0.0
13,730		Swiss Re Ltd.	1,194,227	0.3
307		Swisscom AG	133,877	0.0
527	@	Syngenta AG	244,915	0.1
1,463		Temenos Group AG	126,631	0.0
72,955		UBS Group AG	1,245,403	0.3
26,013		Wolseley PLC	1,653,315	0.4
1,189		Zurich Insurance Group AG	329,042	0.1
			24,283,532	6.3

		Taiwan: 1.0%
599,000		AU Optronics Corp.	248,949	0.1
600,000		Innolux Corp.	280,045	0.1
54,000		Formosa Chemicals & Fibre Co.	166,049	0.0
380,000		Fubon Financial Holding Co., Ltd.	594,861	0.2
207,000		HON HAI Precision Industry Co., Ltd.	677,545	0.2
198,000		Inventec Co., Ltd.	147,232	0.0
100,000		Micro-Star International Co., Ltd.	200,294	0.0
231,000		Taiwan Semiconductor Manufacturing Co., Ltd.	1,488,078	0.4
			3,803,053	1.0

		Turkey: 0.1%
30,362		Arcelik A/S	202,422	0.0
121,350		Eregli Demir ve Celik Fabrikalari TAS	222,289	0.1
			424,711	0.1

		United Kingdom: 12.1%
231,013		3i Group PLC	2,374,135	0.6
6,886		Admiral Group PLC	179,317	0.0
3,644		Aggreko PLC	41,886	0.0
20,121	@	Anglo American PLC	288,082	0.1
14,441		Ashmore Group PLC	65,090	0.0
5,500		Ashtead Group PLC	116,028	0.0
10,960		AstraZeneca PLC	656,390	0.2
9,063	#	Auto Trader Group PLC	47,072	0.0
7,490		Aviva PLC	50,935	0.0
5,939		Babcock International Group	69,184	0.0
89,762		BAE Systems PLC	729,046	0.2
178,583		Barclays PLC	489,034	0.1
17,749		Barratt Developments PLC	133,182	0.0
6,374	@	Bellway PLC	234,917	0.1

See Accompanying Notes to Financial Statements

26

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2017 (unaudited) (continued)

21,311		BHP Billiton PLC	324,891	0.1
158,131		Booker Group PLC	397,335	0.1
166,929		BP PLC	955,606	0.3
15,374		British American Tobacco PLC	1,038,721	0.3
40,940		British Land Co. PLC	348,120	0.1
22,036		BT Group PLC	86,931	0.0
6,102		Bunzl PLC	190,225	0.1
47,716		Burberry Group PLC	997,185	0.3
8,113		Carnival PLC	500,025	0.1
234,032		Centrica PLC	599,697	0.2
11,913		CNH Industrial NV	131,372	0.0
75,975		Compass Group PLC	1,534,000	0.4
31,123		CRH PLC - London	1,134,777	0.3
6,745		Croda International PLC	328,774	0.1
9,101		Daily Mail & General Trust	84,341	0.0
50,102		Diageo PLC	1,458,331	0.4
216,501		Direct Line Insurance Group PLC	978,346	0.3
17,618		DS Smith PLC	98,502	0.0
30,289		Experian PLC	651,602	0.2
57,607	@	Fiat Chrysler Automobiles NV	654,330	0.2
62,319		G4S PLC	246,069	0.1
10,215		Galliford Try PLC	190,382	0.1
281,991		GKN PLC	1,310,489	0.3
100,548		GlaxoSmithKline PLC	2,023,821	0.5
7,934		Halma PLC	108,208	0.0
8,319		Hammerson PLC	63,294	0.0
9,391		Howden Joinery Group PLC	56,311	0.0
191,562		HSBC Holdings PLC	1,579,686	0.4
15,796		IMI PLC	261,610	0.1
1,958		Imperial Brands PLC	95,890	0.0
48,057		Inchcape PLC	531,632	0.1
68,909		Indivior PLC	299,100	0.1
13,517		Informa PLC	112,390	0.0
15,080		InterContinental Hotels Group PLC	799,274	0.2
12,530		International Consolidated Airlines Group SA	90,845	0.0
861		Intertek Group PLC	45,316	0.0
44,246		ITV PLC	120,333	0.0
7,464		J D Wetherspoon PLC	96,142	0.0
31,362		J Sainsbury PLC	111,820	0.0
39,680	@	JD Sports Fashion PLC	228,811	0.1
4,318		John Wood Group PLC	42,446	0.0
45,464		Johnson Matthey PLC	1,753,706	0.5
34,960	@	Jupiter Fund Management PLC	215,047	0.1
181,096		Kingfisher PLC	801,160	0.2
42,040		Land Securities Group PLC	602,085	0.2
373,989		Lloyds Banking Group Plc	336,040	0.1
39,643		Marks & Spencer Group PLC	188,152	0.1
12,936		Meggitt PLC	77,468	0.0
197,168		Melrose Industries PLC	603,956	0.2
9,621	#	Merlin Entertainments PLC	62,972	0.0
4,624		Micro Focus International PLC	154,927	0.0
17,994		Mondi PLC	465,532	0.1
36,953		National Grid PLC	478,478	0.1
30,083	Old Mutual PLC	75,556	0.0
9,803	Pennon Group PLC	108,756	0.0
6,555	Persimmon PLC	197,785	0.1
2,799	Provident Financial PLC	116,179	0.0
4,236	Prudential PLC	94,013	0.0
49,535	QinetiQ PLC	188,504	0.1
3,714	Reckitt Benckiser Group PLC	342,200	0.1
47,844	Relx PLC	970,026	0.3
122,547	Rentokil Initial Plc	395,103	0.1
1,092	@ Rightmove PLC	59,204	0.0
34,194	Rio Tinto PLC	1,348,964	0.4
90,916	Royal Mail PLC	474,091	0.1
3,674	RPC Group PLC	38,595	0.0
91,980	Sage Group PLC	798,398	0.2
67,015	SSE PLC	1,207,236	0.3
82,432	Segro PLC	518,494	0.1
8,603	Severn Trent PLC	258,976	0.1
1,639	Shire PLC	96,634	0.0
11,810	Sky PLC	151,715	0.0
17,142	Smith & Nephew PLC	281,630	0.1
55,275	Smiths Group PLC	1,175,064	0.3
17,955	SSP Group Plc	103,463	0.0
3,875	St. James's Place PLC	57,596	0.0
20,613	Tate & Lyle PLC	202,147	0.1
56,042	Taylor Wimpey PLC	145,165	0.0
5,166	@ TechnipFMC PLC	155,306	0.0
330,941	@ Tesco PLC	785,396	0.2
2,724	Travis Perkins PLC	56,812	0.0
14,725	TP ICAP PLC	87,368	0.0
27,934	Unilever PLC	1,437,161	0.4
19,965	United Utilities Group PLC	251,604	0.1
176,936	Vodafone Group PLC	455,725	0.1
3,934	Whitbread PLC	205,541	0.1
375,842	WM Morrison Supermarkets PLC	1,167,518	0.3
19,074	WPP PLC	408,442	0.1
		46,537,168	12.1

	United States: 0.1%
8,400	Milestone Apartments Real Estate Investment Trust	136,549	0.1
18,900	Samsonite International SA	72,930	0.0
		209,479	0.1

	Total Common Stock
	(Cost $335,975,903)	358,100,457	93.4

EXCHANGE-TRADED FUNDS: 0.0%
5,400	iShares MSCI EAFE Index Fund	344,520	0.0

	Total Exchange-Traded Funds
	(Cost $334,831)	344,520	0.0

PREFERRED STOCK: 0.3%
	Brazil: 0.1%
14,400	Braskem SA	154,750	0.1
41,100	Cia Energetica de Minas Gerais	114,467	0.0
		269,217	0.1

See Accompanying Notes to Financial Statements

27

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2017 (unaudited) (continued)

	Germany: 0.2%
2,026	Fuchs Petrolub AG	104,500	0.0
1,634	Henkel AG & Co. KGaA	222,328	0.1
20,551	Schaeffler AG	354,455	0.1
		681,283	0.2

	South Korea: 0.0%
110	Samsung Electronics Co., Ltd. - Pref	169,392	0.0

	Total Preferred Stock
	(Cost $989,637)	1,119,892	0.3

	Total Long-Term Investments
	(Cost $337,300,371)	359,564,869	93.7

SHORT-TERM INVESTMENTS: 0.4%
	Mutual Funds: 0.4%
1,367,158	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.650%††
	(Cost $1,367,158)	1,367,158	0.4

	Total Short-Term Investments
	(Cost $1,367,158)	1,367,158	0.4

	Total Investments in Securities (Cost $338,667,529)	$360,932,027	94.1
	Assets in Excess of Other Liabilities	22,493,570	5.9
	Net Assets	$383,425,597	100.0

††	Rate shown is the 7-day yield as of April 30, 2017.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
ADR	American Depositary Receipt

Cost for federal income tax purposes is $338,996,181.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$26,982,044
Gross Unrealized Depreciation	(5,046,198)

Net Unrealized Appreciation	$21,935,846

See Accompanying Notes to Financial Statements

28

Voya Global Real Estate Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2017 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.5%
		Australia: 5.4%
2,366,699		Dexus Property Group NPV	18,071,979	0.8
5,490,386		Goodman Group	33,335,976	1.4
6,003,406		GPT Group	23,581,872	1.0
4,220,089		Mirvac Group	7,167,828	0.3
14,276,368		Scentre Group	46,062,777	1.9
			128,220,432	5.4

		Austria: 0.5%
464,324		BUWOG AG	12,538,498	0.5

		France: 3.6%
174,218	@	Gecina S.A.	24,778,782	1.0
934,717		Klepierre	36,687,593	1.6
96,996		Unibail-Rodamco SE	23,816,589	1.0
			85,282,964	3.6

		Germany: 4.0%
324,613	#	ADO Properties SA	11,883,456	0.5
573,629		Deutsche Wohnen AG	19,614,438	0.8
509,901		LEG Immobilien AG	43,806,817	1.9
515,671		Vonovia SE	18,669,476	0.8
			93,974,187	4.0

		Hong Kong: 9.8%
7,695,000		Cheung Kong Property Holdings Ltd.	55,090,140	2.3
15,642,000		Hang Lung Properties Ltd.	40,984,823	1.7
3,045,100		Hongkong Land Holdings Ltd. - HKHGF	23,468,549	1.0
7,211,500		Link REIT	51,836,101	2.2
4,564,000		New World Development Ltd.	5,675,373	0.2
1,896,000		Sun Hung Kai Properties Ltd.	28,411,574	1.2
6,134,600		Swire Properties Ltd.	20,566,542	0.9
702,000		Wharf Holdings Ltd.	5,985,277	0.3
			232,018,379	9.8

		Japan: 11.3%
3,026		Activia Properties, Inc.	14,414,048	0.6
131,400		Daito Trust Construction Co., Ltd.	19,335,921	0.8
12,799		Japan Retail Fund Investment Corp.	25,003,745	1.1
4,139		Kenedix Office Investment Corp.	23,451,141	1.0
1,007,123		Mitsubishi Estate Co., Ltd.	19,284,191	0.8
2,872,888		Mitsui Fudosan Co., Ltd.	63,210,049	2.7
13,674		Mori Hills REIT Investment Corp.	17,761,787	0.8
18,148		Nippon Prologis REIT, Inc.	38,349,514	1.6
16,268		Orix JREIT, Inc.	25,797,869	1.1
2,068,900		Hulic Co. Ltd.	19,511,302	0.8
			266,119,567	11.3
	Netherlands: 0.8%
263,770	Eurocommercial Properties NV	10,250,315	0.5
1,701,208	NSI NV	7,182,722	0.3
		17,433,037	0.8

	Singapore: 2.1%
8,031,300	CapitaLand Ltd.	21,579,660	0.9
2,533,800	CapitaLand Mall Trust	3,572,909	0.1
465,900	City Developments Ltd.	3,595,233	0.2
6,770,000	Global Logistic Properties Ltd.	13,947,460	0.6
6,505,060	Mapletree Commercial Trust	7,426,240	0.3
		50,121,502	2.1

	Spain: 0.2%
314,513	Hispania Activos Inmobiliarios SOCIMI SA	4,748,555	0.2

	Sweden: 1.4%
328,949	Castellum AB	4,504,911	0.2
571,257	Fabege AB	9,837,038	0.4
1,237,122	Hufvudstaden AB	19,382,637	0.8
		33,724,586	1.4

	Switzerland: 0.7%
181,655	PSP Swiss Property AG	16,286,328	0.7

	United Kingdom: 5.1%
1,047,608	Great Portland Estates PLC	9,386,709	0.4
2,655,512	Hammerson PLC	20,204,189	0.9
3,162,378	Land Securities Group PLC	45,290,653	1.9
1,361,722	Safestore Holdings PLC	7,148,136	0.3
3,769,842	Segro PLC	23,712,139	1.0
2,683,503	Tritax Big Box REIT Plc	4,865,952	0.2
1,220,615	Unite Group PLC	10,228,706	0.4
		120,836,484	5.1

	United States: 54.6%
293,900	Alexandria Real Estate Equities, Inc.	33,066,689	1.4
491,900	American Campus Communities, Inc.	23,311,141	1.0
717,517	American Homes 4 Rent	16,538,767	0.7
302,308	AvalonBay Communities, Inc.	57,390,151	2.4
171,000	Boston Properties, Inc.	21,648,600	0.9
363,300	Colony Starwood Homes	12,559,281	0.5
543,260	CubeSmart	13,766,208	0.6
578,450	DCT Industrial Trust, Inc.	29,246,432	1.2
514,600	DDR Corp.	5,562,826	0.2
1,128,100	DiamondRock Hospitality Co.	12,420,381	0.5
347,092	Digital Realty Trust, Inc.	39,860,045	1.7
42,100	Equinix, Inc.	17,585,170	0.8
599,200	Equity Residential	38,696,336	1.6
532,100	Forest City Realty Trust, Inc.	12,025,460	0.5
963,700	Gaming and Leisure Properties, Inc.	33,536,760	1.4
3,102,154	GGP, Inc.	67,037,548	2.9

See Accompanying Notes to Financial Statements

1

Voya Global Real Estate Fund	PORTFOLIO OF INVESTMENTS As of April 30, 2017 (unaudited) (continued)

1,366,200	HCP, Inc.	42,830,370	1.8
640,400	Healthcare Realty Trust, Inc.	21,005,120	0.9
672,698	Healthcare Trust of America, Inc.	21,452,339	0.9
1,873,735	Host Hotels & Resorts, Inc.	33,633,543	1.4
582,929	Hudson Pacific Properties, Inc.	20,029,440	0.9
573,600	@ Invitation Homes, Inc.	12,361,080	0.5
361,700	Kilroy Realty Corp.	25,510,701	1.1
1,232,130	Kimco Realty Corp.	24,999,918	1.1
335,500	Mid-America Apartment Communities, Inc.	33,284,955	1.4
860,000	Paramount Group, Inc.	14,104,000	0.6
1,435,482	ProLogis, Inc.	78,104,576	3.3
290,224	Public Storage, Inc.	60,767,101	2.6
606,300	Regency Centers Corp.	38,306,034	1.6
703,220	Simon Property Group, Inc.	116,214,137	4.9
446,830	SL Green Realty Corp.	46,885,872	2.0
1,866,156	Spirit Realty Capital, Inc.	17,579,190	0.8
459,500	Sun Communities, Inc.	38,418,795	1.6
1,259,215	Sunstone Hotel Investors, Inc.	18,749,711	0.8
1,057,755	UDR, Inc.	39,496,572	1.7
4,413,100	VEREIT, Inc.	36,937,647	1.6
556,202	Vornado Realty Trust	53,528,881	2.3
828,100	Welltower, Inc.	59,159,464	2.5
		1,287,611,241	54.6

	Total Common Stock
	(Cost $1,725,641,456)	2,348,915,760	99.5

RIGHTS: 0.0%
	United Kingdom: 0.0%
243,954	@ Tritax Big Box REIT Plc	13,397	0.0

	Total Rights
	(Cost $–)	13,397	0.0

	Total Long-Term Investments
	(Cost $1,725,641,456)	2,348,929,157	99.5

SHORT-TERM INVESTMENTS: 0.1%
	Mutual Funds: 0.1%
3,399,596	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.650%††
	(Cost $3,399,596)	3,399,596	0.1

	Total Short-Term Investments
	(Cost $3,399,596)	3,399,596	0.1

	Total Investments in Securities (Cost $1,729,041,052)	$2,352,328,753	99.6
	Assets in Excess of Other Liabilities	8,753,489	0.4
	Net Assets	$2,361,082,242	100.0

††	Rate shown is the 7-day yield as of April 30, 2017.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.

Cost for federal income tax purposes is $1,885,357,212.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$592,345,173
Gross Unrealized Depreciation	(125,373,632)

Net Unrealized Appreciation	$466,971,541

See Accompanying Notes to Financial Statements

2

Voya International Real Estate Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2017 (unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.5%
		Australia: 12.9%
4,068,419		Aventus Retail Property Fund Ltd.	7,220,044	2.3
2,493,318		Charter Hall Retail REIT	8,345,832	2.7
671,214		Dexus Property Group NPV	5,125,352	1.7
694,674		Goodman Group	4,217,852	1.4
3,315,816		Peet Ltd.	3,078,512	1.0
3,592,661		Scentre Group	11,591,740	3.7
152,675		Vicinity Centres	329,078	0.1
			39,908,410	12.9

		Austria: 0.8%
90,808		BUWOG AG	2,452,158	0.8

		Belgium: 0.3%
9,907		Warehouses De Pauw SCA	948,020	0.3

		Canada: 4.0%
450,400		Chartwell Retirement Residences	5,127,443	1.6
311,113		Smart Real Estate Investment Trust	7,375,273	2.4
			12,502,716	4.0

		France: 7.0%
22,263	@	Gecina S.A.	3,166,435	1.0
176,863		Klepierre	6,941,864	2.3
46,859		Unibail-Rodamco SE	11,505,851	3.7
			21,614,150	7.0

		Germany: 6.9%
100,040	#	ADO Properties SA	3,662,271	1.2
42,975		Deutsche Euroshop AG	1,744,725	0.6
156,273		Deutsche Wohnen AG	5,343,536	1.7
36,591		LEG Immobilien AG	3,143,620	1.0
206,633		Vonovia SE	7,480,991	2.4
			21,375,143	6.9

		Hong Kong: 20.1%
2,247,221		Cheung Kong Property Holdings Ltd.	16,088,332	5.2
3,347,000		Hang Lung Properties Ltd.	8,769,736	2.8
729,400		Hongkong Land Holdings Ltd. - HKHGF	5,621,477	1.8
1,481,000		Link REIT	10,645,395	3.5
2,573,000		New World Development Ltd.	3,199,548	1.0
590,054		Sun Hung Kai Properties Ltd.	8,841,963	2.9
2,206,200		Swire Properties Ltd.	7,396,392	2.4
181,000		Wharf Holdings Ltd.	1,543,212	0.5
			62,106,055	20.1

		Ireland: 0.8%
1,210,256		Green REIT plc	1,781,880	0.6
459,324		Hibernia REIT plc	637,936	0.2
			2,419,816	0.8
		Japan: 24.1%
1,526		Activia Properties, Inc.	7,268,948	2.4
31,500		Daito Trust Construction Co., Ltd.	4,635,323	1.5
2,415		Hulic Reit, Inc.	3,877,865	1.3
669		Kenedix Office Investment Corp.	3,790,484	1.2
1,410		Kenedix Retail REIT Corp.	3,071,264	1.0
483,100		Mitsubishi Estate Co., Ltd.	9,250,303	3.0
559,656		Mitsui Fudosan Co., Ltd.	12,313,701	4.0
799		Mitsui Fudosan Logistics Park, Inc.	2,333,493	0.8
3,693		Nippon Prologis REIT, Inc.	7,803,877	2.5
890		Nippon Accommodations Fund, Inc.	3,824,266	1.2
5,300		Orix JREIT, Inc.	8,404,764	2.7
823,300		Hulic Co. Ltd.	7,764,346	2.5
			74,338,634	24.1

		Netherlands: 1.0%
79,904		Eurocommercial Properties NV	3,105,134	1.0

		Singapore: 4.8%
1,712,400		CapitaLand Ltd.	4,601,125	1.5
664,700		CapitaLand Mall Trust	937,293	0.3
127,900		City Developments Ltd.	986,972	0.3
1,452,100		Global Logistic Properties Ltd.	2,991,596	1.0
4,552,530		Mapletree Commercial Trust	5,197,212	1.7
			14,714,198	4.8

		Spain: 1.8%
71,253		Hispania Activos Inmobiliarios SOCIMI SA	1,075,786	0.3
543,542	@	Inmobiliaria Colonial SA	4,214,709	1.4
27,434		Merlin Properties Socimi SA	324,422	0.1
			5,614,917	1.8

		Sweden: 2.5%
215,577		Castellum AB	2,952,297	1.0
115,783		Fabege AB	1,993,782	0.6
176,051		Hufvudstaden AB	2,758,283	0.9
			7,704,362	2.5

		Switzerland: 1.5%
42,640		PSP Swiss Property AG	3,822,901	1.2
9,050		Swiss Prime Site AG	784,577	0.3
			4,607,478	1.5

		United Kingdom: 11.0%
153,226		Big Yellow Group PLC	1,536,070	0.5
282,641		British Land Co. PLC	2,403,347	0.8
263,121		Capital & Counties Properties PLC	1,076,049	0.3
66,461	@	Derwent London PLC	2,533,475	0.8
730,809		Hammerson PLC	5,560,285	1.8
25,155		Kennedy Wilson Europe Real Estate PLC	338,515	0.1

See Accompanying Notes to Financial Statements

3

Voya International Real Estate Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2017 (unaudited) (continued)

549,715	Land Securities Group PLC	7,872,857	2.6
329,955	Safestore Holdings PLC	1,732,044	0.6
808,539	Segro PLC	5,085,674	1.6
251,464	Shaftesbury PLC	3,034,924	1.0
335,889	Unite Group PLC	2,814,737	0.9
		33,987,977	11.0

	Total Common Stock
	(Cost $258,049,535)	307,399,168	99.5

SHORT-TERM INVESTMENTS: 0.6%
	Mutual Funds: 0.6%
1,816,756	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.650%††
	(Cost $1,816,756)	1,816,756	0.6

	Total Short-Term Investments
	(Cost $1,816,756)	1,816,756	0.6

	Total Investments in Securities (Cost $259,866,291)	$309,215,924	100.1
	Liabilities in Excess of Other Assets	(358,378)	(0.1)
	Net Assets	$308,857,546	100.0

††	Rate shown is the 7-day yield as of April 30, 2017.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.

Cost for federal income tax purposes is $273,765,560.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$42,966,253
Gross Unrealized Depreciation	(7,515,889)

Net Unrealized Appreciation	$35,450,364

See Accompanying Notes to Financial Statements

4

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant is required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Mutual Funds

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: July 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: July 6, 2017

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: July 6, 2017